UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

William J. Fenrich, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

            Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 to December 31, 2018

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Annual Report

December 31, 2018

AQR Alternative Risk Premia Fund

AQR Diversified Arbitrage Fund

AQR Equity Market Neutral Fund

AQR Global Macro Fund

AQR Long-Short Equity Fund

AQR Multi-Strategy Alternative Fund

AQR Risk-Balanced Commodities Strategy Fund

AQR Risk Parity Fund

AQR Risk Parity II HV Fund

AQR Risk Parity II MV Fund

AQR Style Premia Alternative Fund

AQR Style Premia Alternative LV Fund

AQR Volatility Risk Premium Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Funds intend to no longer mail paper copies of the Funds’ annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

Shareholder Letter (Unaudited)

AQR ALTERNATIVE RISK PREMIA FUND

Ronen Israel

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Alternative Risk Premia Fund (the “Fund”) Class I shares returned -7.51% in 2018. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, which is the Fund’s benchmark returned +1.88% over that same period.

The Fund invests in four different asset groups, including through the use of derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, bonds, and currencies. The Fund employs market-neutral and long-short strategies across these asset groups based on six investment styles:

Value – The tendency for cheap assets to outperform expensive ones

Momentum – The tendency for an asset’s recent relative performance to continue in the future

Carry – The tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – The tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Trend – The tendency for an asset’s recent performance to continue in the future

Volatility – The tendency for options to be richly priced

The Fund’s losses were broad based as each of the four asset groups traded detracted as did five of the Fund’s six investment styles. As mentioned, losses were broad based from a style perspective but the largest drivers were Value and Momentum, particularly implemented within the equities of major developed markets asset group. Despite having two of the three styles defined within equities of major developed markets detract meaningfully, the asset group was the smallest detractor as Defensive provided mostly offsetting gains. The worst performing asset group was country specific equity indices which was impacted negatively by each of the five styles defined for the asset group. In particular, long positioning in underperforming Japanese equities and Hong Kong’s Hang Seng and short positioning in the outperforming Swiss Market Index were amongst the largest detractors. The Volatility style also contributed some losses to country specific equity indices as a result of a number of sharp declines in equity markets in February and the more turbulent fourth quarter. Bonds were impacted by an aggregate short view in markets as a function of Trend whereas performance in the other styles netted to smaller aggregate losses. Currencies were impacted by choppy markets which led to losses from both Momentum and Trend, but those losses were tempered by gains in Value.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR ALTERNATIVE RISK PREMIA FUND
	1 Year	Since Inception	Date of Inception

Fund - Class I: QRPIX	-7.51%	-5.84%	9/19/2017

Fund - Class N: QRPNX	-7.72%	-6.00%	9/19/2017

Fund - Class R6: QRPRX	-7.41%	-5.68%	9/19/2017

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.71%	9/19/2017

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 3.20%, 3.84% and 3.28%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR ALTERNATIVE RISK PREMIA FUND

AQR ALTERNATIVE RISK PREMIA FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 09/19/2017

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Diversified Arbitrage Fund (the “Fund”) invests in arbitrage strategies, including merger arbitrage, convertible arbitrage, and event-driven strategies. The investment process seeks to efficiently capture a liquidity premium around corporate control and capital raising events by maintaining a diversified portfolio of securities and instruments. Over the 2018 calendar year, the Fund returned +2.19%, with positive contributions from merger arbitrage (+1.9%) and convertible arbitrage (+0.7%) strategies, and a negative contribution from the event-driven strategy (-0.4%). A discussion of specific performance drivers for each of the three core strategies is included below.

Since its inception on January 15, 2009, the Fund’s correlation with overall equity and credit markets remains low. Based on monthly returns since inception through December 31, 2018, the Fund’s equity market beta (relative to the S&P 500 Total Return Index®) is less than 0.1, its annualized volatility is 2.3% and its Sharpe ratio is 0.9.

Fund Description

Unlike textbook arbitrage that requires no capital and where identical securities can simultaneously be bought and sold for different prices, corporate arbitrage investments require significant capital and involve the purchase and sale of related but not identical securities at advantageous prices. For example, in merger arbitrage, the target stock can often be purchased for a price that is less than the merger consideration offered by the acquiring company. Arbitrageurs attempt to capture this difference by buying the target stock, and in the case of a stock merger, short-selling the acquirer’s stock. Similarly, in the case of convertible arbitrage, investors typically purchase a convertible bond at a price below fundamental value and hedge the risk of the underlying equity call option that is embedded in the bond by short selling the issuer’s common stock. Arbitrageurs generally profit when the prices of securities purchased increase relative to their fundamental values.

Like merger arbitrage and convertible arbitrage, the event-driven strategies employed by the Fund involve the purchase of securities around corporate events at discounts to their fundamental values. For every investment, an attempt is made to mitigate the embedded systematic risk via hedging. Where there is no direct hedge for a particular security, correlated indirect hedges are employed. For example, systematic equity market risk is hedged by shorting S&P 500 futures. Similarly, for example, credit and interest rate risks are hedged using derivative contracts (credit default swap indices and Treasury futures). Although indirect hedges can effectively mitigate systematic risk (e.g. beta) on average, they expose the Fund to basis risk – the basket of securities purchased around corporate events does not necessarily move in lockstep with the hedging instruments.

Performance Attribution

Over a long horizon, we expect arbitrage returns to have a low correlation to equity and credit markets and exceed short-term Treasury bill returns by 3.0% to 4.0% on average. In some years, as in 2016 and 2017, arbitrage strategies will generate returns that are greater than the long-run expected average. In other years, as in 2014, 2015, and most recently in 2018, arbitrage investments will fail to reach this expected excess return. Since its inception in 2009, the Fund has averaged 2.1% above short-term Treasury bills1 annually, slightly below expectations for the long-term horizon. Albeit below expectations, the Fund’s performance is not surprising given the macro-economic distortions caused by record low interest rates since the financial crisis, including suppression of convertible bond issuance. Since short term interest rates are no longer pegged near zero, we anticipate convertible new issuance will revert to long-term historical averages and will thus increase in the future.

Merger Arbitrage

Merger arbitrage contributed +1.9% to the Fund’s returns in 2018. Positive contributions from competing bids and orderly deal closures more than offset losses from deal failures. During the year there were periods of increased spread volatility particularly during the first half of 2018. At the

[1]	The ICE Bank of America Merrill Lynch US 3-Month Treasury Bill Index

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

beginning of the year the median annualized spread was 3.8%. Spread levels peaked at 10.7% (as measured by weekly data) in April, before reverting back to 3.8% at the end of the year. There was a significant decrease in the size of the universe year over year as several “mega-mergers” (deals over $50B) completed and deal activity slowed in the third and fourth quarters over concerns around trade tensions and choppy financial markets. Despite this development, the number of North American transactions over $500 million (51) remains above the historical average (49).

The largest individual contributor to merger arbitrage strategy performance was Sky Plc (“Sky”), which was the target of competing bids from Twenty-First Century Fox and Comcast. The competitive process resulted in the initial buyout offer of £10.75 being ultimately increased to £17.28 per Sky share. This situation contributed 0.4% to the Fund’s 2018 return.

Unfortunately global trade tensions resulted in several merger failures in 2018. The most notable was the NXP Semiconductor / Qualcomm transaction, which was abandoned following the companies’ inability to secure approval from China’s State Administration for Market Regulation ahead of the companies’ self-imposed deadline. This transaction was the largest detractor on the year for the merger arbitrage strategy, detracting -0.2% from Fund performance.

Convertible Arbitrage

Convertible arbitrage contributed +0.7% to the Fund’s returns in 2018. Performance was driven by positive developments in a legacy position, described below, and carry of the portfolio, which was partially offset by cheapening of the convertible market. New issuance in the convertible market hit a post-crisis record of $51b in 2018. We believe this new supply was the key driver of the cheapening experienced during the first three quarters of the year as median valuations moved from -1.0% (“rich”) to +0.2% (“cheap”) from the beginning of the year through the third quarter.2 Convertibles continued to cheapen throughout the fourth quarter, ending 2018 at a median valuation of +0.9% cheap. As new issuance slowed considerably we attribute the fourth quarter cheapening to uncertainty and equity market volatility induced by global economic concerns.

The largest contributor to convertible arbitrage returns was the Fund’s legacy position in Amyris, Inc.’s 9.5% convertible bonds. The Fund experienced a +0.7% return from this position as the bonds appreciated in value from 72.5% to 100.3% in response to several financing agreements that removed uncertainty around the company’s ability to pay principal at maturity. On December 6, 2018 the company announced the sale of $60mm of new convertible notes, generating proceeds which it intends to use to repay the 9.5% convertible notes when they mature.

Event-Driven

The event-driven strategy detracted -0.4% from the Fund’s returns in 2018. Losses in the Spinoff strategy (-0.8%) and Closed End Fund strategy (-0.3%), were partially offset by gains in the Special Purpose Acquisition Companies (“SPAC”) strategy (+0.4%). Spinoff strategy underperformance is largely attributable to names underperforming their sectors. There were 20 spinoffs in 2018, the same as in 2017 but below the long term average of 33. In the Closed End Fund (“CEF”) strategy, losses are largely attributable to an overall widening in the discount to NAV. From the start of the year through late-December the median discounts widened across all CEF buckets; municipal bond CEFs went from -6.0% to -13.5%, credit CEFs went from -6.9% to -15.6%, and equity CEFs went from -7.2% to -13.0%. Although widening discounts cause losses to existing positions, they provide attractive investment opportunities. Additional capital was deployed to CEFs when discounts increased and we expect this to generate future profits as discounts revert to normal levels. The Fund’s performance in the SPAC strategy was driven by 33 announced and 20 successfully completed acquirer transactions during 2018. New issuance for SPACs in 2018 topped the robust activity seen in 2017 with 47 SPACs issued raising a combined $10.8 billion of capital. This builds upon a very strong 2017, where 34 SPACs raised $10 billion.

Looking Forward

Overall we are pleased with performance in 2018. Even though merger arbitrage spreads remain slightly below average, we are cautiously optimistic about the opportunity set in 2019. While the scale of the merger arbitrage universe decreased in 2018, the scope of the transactions remains compelling and we believe this will continue to allow for opportunities to construct a diversified portfolio of transactions. Additionally, 2019 is off to a promising start with 4 definitive deals worth $90 billion announced as of January 15th. We are cognizant of continued global trade tensions and are monitoring potential exposure to these developments within the portfolio. We are encouraged by new issuance in the convertible market during 2018. Looking

[2]	Cheapness measured as median valuation of convertibles with moneyness > 0.65x

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

ahead to 2019 we believe that heightened new issuance will continue if interest rates remain at or exceed current levels, especially if equity volatility remains high. Elevated volatility increases the value of a convertible bonds embedded call option which allows coupon rates to remain low, making financing via convertibles more affordable for cash constrained companies. In the event-driven strategies, we believe opportunities will continue to persist. CEF discounts remain attractive across all buckets when compared to the last 2 years. In SPACs, 6 registrations are pending listing in 2019 seeking to raise over $1 billion, which is in line with the start of 2018. Lastly, there are 17 spinoffs already in the pipeline for 2019, which is slightly above the 14 in the pipeline at this time last year. Irrespective of where the Fund deploys capital in 2019, we will continue to hedge systematic equity, credit, and interest rate market risks, with the intention of delivering uncorrelated excess returns.3

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: ADAIX	2.19%	5.22%	1.02%	2.47%	1/15/2009

Fund - Class N: ADANX	2.01%	4.93%	0.78%	2.20%	1/15/2009

Fund - Class R6: QDARX	2.41%	5.34%	na	1.08%	9/02/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.63%	0.38%	1/15/2009

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.15%, 2.41% and 2.05%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

[3]

Note that the Fund uses various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFIED ARBITRAGE FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 01/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Dear Shareholders:

The AQR Equity Market Neutral Fund (the “Fund”) seeks to provide investors with returns from potential gains of its long and short equity positions. The Fund is designed to be market- or beta-neutral, meaning the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Fund, on average, intends to target a portfolio beta of zero over a normal business cycle. The Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity securities and equity related derivative instruments, such as swaps and futures.

Since the Fund targets a beta of zero, an appropriate benchmark is U.S. cash returns, which remain at relatively low levels. In 2018, the strategy’s performance was disappointing, as it returned -11.73%, bringing the annualized performance of the Fund’s Class I down to 5.05% since inception.

Two major market dynamics drove the performance of the Strategy in 2018: (1) pro-growth exuberance in Q1-Q3, followed by (2) a sharp de-risking by market participants in Q4. The net result was the first calendar year since 2001 in which cheap and improving stocks lagged expensive and deteriorating ones (i.e., the combination of Value and Momentum underperformed). In addition to these key drivers, our Investor Sentiment theme, which aims to capture the positioning of “smart money,” detracted, particularly during the Q4 de-risking. However, this difficult year ended on a good note, with all themes contributing positively to December performance.

Geographically, stocks in the U.S. detracted the most from overall returns, followed by Japan. At the sector level, stock selection within Information Technology and Industrials drove losses in 2018.

Securities remained globally diversified with nearly 40% of the Fund invested outside of the U.S. The Fund does take small industry views. As of the end of the year, our largest sector overweight was in Health Care, while our largest underweight was in Financials.

Good strategies can have very tough years without being broken. We continue to believe 2018 was such an instance. All the reasons, risk-based and behavioral, why we have expected our investment ideas to work over the long run – across geographies and market caps and in our live experience over roughly 20 years – remain applicable today. We remain confident in a recovery, though the path there may not be a straight line.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR EQUITY MARKET NEUTRAL FUND
	1 Year	3 Year	Since Inception	Date of Inception

Fund - Class I: QMNIX	-11.73%	-0.37%	5.05%	10/7/2014

Fund - Class N: QMNNX	-11.94%	-0.67%	4.78%	10/7/2014

Fund - Class R6: QMNRX	-11.65%	-0.33%	5.11%	10/7/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.73%	10/7/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.18% 2.46% and 2.11%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

AQR EQUITY MARKET NEUTRAL FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 10/07/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

John Liew

Founding Principal

Jordan Brooks

Principal

Michael Katz

Principal

David Kupersmith

Principal

Dear Shareholders:

The AQR Global Macro Fund (the “Fund”) invests across a wide range of asset classes, including fixed income, currencies, commodities, equities and through the use of derivatives such as futures and swaps. Within each asset class, the Fund takes both relative value and directional positions. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on attractiveness of opportunities within the different asset classes that the Fund trades. The Fund’s strategy trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals.

Our investment philosophy is rooted in the insight that financial markets tend to underreact to macroeconomic news. This implies that macroeconomic news tends to have a persistent effect on asset prices. Our strategy seeks to take advantage of this tendency by investing across liquid markets on the basis of macroeconomic news and trends, an investment approach we call macro momentum. We form macro momentum views by evaluating both quantitative and discretionary indicators across a variety of dimensions, from growth and inflation to monetary policy and international trade. By integrating both quantitative and discretionary indicators of macro momentum in a bottom-up, risk-controlled portfolio construction, we capture the best features of both approaches while maintaining the benefits of a systematic and disciplined process.

Macro momentum is at the core of our investment philosophy and we also consider price momentum, value and carry indicators. This multifactor approach provides a more holistic picture of each asset’s attractiveness than trading on macro momentum alone. Macro momentum tends to drive asset positioning (long or short) in our portfolio, however, the degree of agreement between macro momentum, on the one hand, and price momentum, value and carry, on the other, determines ultimate position sizing. The bottom-up portfolio construction – in which we evaluate the attractiveness of each asset across a large number of dimensions – allows us to build a highly diversified portfolio that does not depend on a few “best ideas.”

The Fund’s benchmark, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, was up +1.88% over the course of 2018. The Fund outperformed this benchmark, with the Class I shares gaining +7.80% net of fees on the year. The Fund saw gains in all traded asset classes. Fixed income added +3.71% (developed bond markets up +2.36%, developed interest rates up +2.24% and slightly offset by yield curve down -0.88%), commodities added +2.34%, currencies added +1.15% (developed currencies up +1.22% and slightly offset by emerging currencies down -0.07%), and equities added +0.59% (developed equity markets up +0.47% and emerging equity markets up +0.12%).

In late 2017, the Trump administration signed into law the Tax Cuts and Jobs Act, which provided a meaningful cut to the corporate tax rate starting in 2018. This led to positive earnings revisions and aided a strong equity market rally in January of 2018. However, increased trade tensions between the U.S. and China and higher interest rates in the U.S. led to increased volatility as 2018 progressed. While volatility had remained low in early 2018, February saw a sharp reversal. Equities sold off in early February after higher than expected wage data in the U.S. increased concerns around margins. Equities were able to partially recover over the second half of February, in part triggered by a budget and debt ceiling deal. Better than expected earnings reports and associated strong technology and energy company performance drove most developed equity markets higher in the second and third quarters. Increased government debt issuance, partially driven by the Tax Cuts and Jobs Act and budget deal, aided fixed income yields higher in the first three quarters of the year.

U.S. economic outperformance was also a theme throughout most of 2018, as U.S. growth surprised to the upside, while European and Chinese growth surprised to the downside. Inflation in the U.S. breached the Federal Reserve’s target and the unemployment rate continued to fall further below the Federal Reserve’s estimate of the natural rate of unemployment. Accounting for the positive economic data, the Federal Reserve hiked its key policy rates four times in 2018 and suggested further interest rate hikes were likely in the coming year. The European Central Bank also took steps to remove accommodative monetary policy, announcing it would cease asset purchases at the end of 2018. However, Europe as a whole faced increased economic and political uncertainty as growth data slowed and as Italy saw the formation of a Eurosceptic government. The period ended with a fair amount of uncertainty, as global economic data slowed and oil and equity markets sold off meaningfully. Oil prices

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

fell on global growth concerns and elevated levels of supply from key producers. Equities were weighed down by weaker than expected GDP growth data in China and Europe and broader cyclical concerns related to earnings, higher yields in the U.S. and a potential policy mistake by the Federal Reserve.

Developed Bond Markets

The Fund’s developed bond markets strategy was the largest positive contributor to the Fund’s performance. Gains were concentrated in a short U.S. Treasuries position in the first three quarters of the year and a short Japanese government bond position in the last two quarters of the year. The short U.S. Treasuries position was based on positive growth surprises and revisions, equity market outperformance, upward inflation revisions and negative price momentum. U.S. Treasuries underperformed over the period, weighed down by upside surprises to wage inflation, as well as increased fiscal deficit expectations in coming years. The short Japanese government bonds position was driven by upside inflation surprises, negative price momentum and unattractive carry and value. The Bank of Japan’s maintenance of yield curve control led to underperformance versus the cross-section, as other developed market bonds rallied in the last two quarters of the year on increased concerns around trade and global growth. Japanese government bonds further underperformed in August as the Bank of Japan adjusted its yield curve control policy to allow modestly higher 10-year Japanese government bond yields.

Commodities

The Fund’s commodities strategies performed well. A long position in WTI and Brent Crude oil in the first and second quarter of the year and a long natural gas position in November added to returns. The Fund was long WTI and Brent early in the year driven by positive GDP and industrial production forecast changes in oil consuming countries and bullish supply changes. Oil rallied over the period, aided by DOE data showing larger than expected inventory draws, supply disruptions and concerns around Iranian production, as the U.S. announced it would withdraw from a nuclear deal with Iran. The Fund was long natural gas in November based on forecast and realized weather factors and positive price momentum. Natural gas rallied meaningfully in November on larger than expected draws in inventory, forecasts for colder than expected weather and concerns around unseasonably low inventory levels.

Developed Currencies

The developed currency strategy added to returns. A short position in the Swedish krona in the first and second quarter and a long U.S. dollar position in the second, third and fourth quarter performed well. The short Swedish krona position was driven by equity market underperformance, negative earnings revisions, negative changes in terms of trade and unattractive carry. The Swedish krona underperformed in the first and second quarter on increased global trade uncertainty, lower than expected inflation data and a more dovish than expected Riksbank, which pushed back the expected timing of its first interest rate hike from the middle of 2018 to the end of 2018. The long U.S. dollar position was based on equity market outperformance, positive economic data surprises, positive changes in terms of trade and attractive price momentum and carry. Increasing interest rate differentials and policy divergence between the Federal Reserve and major foreign central banks drove outperformance in the dollar. Worse than expected economic data in a number of countries and better than expected economic data in the U.S. aided divergence.

Yield Curve

The Fund’s yield curve strategy was the largest detractor to the Fund’s performance. A steepener position in U.K. interest rate swaps and a flattener position in U.S. interest rate swaps performed poorly in the fourth quarter. The steepener position in U.K. interest rate swaps was supported by downside surprises to inflation, negative earnings revisions, carry and value. U.K. interest rate swaps flattened on a weaker British pound and continued Brexit uncertainty, which helped to weigh on longer term yields. The flattener position in U.S. interest rate swaps was based on positive growth surprises, relative flattening price momentum and carry. The U.S. curve flattened by less than the cross-section during the fourth quarter, as global growth concerns and concerns around a potential policy mistake by the Federal Reserve led to a sharp drop in shorter dated yields, as future Fed rate hikes were priced out.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR GLOBAL MACRO FUND
	1 Year	3 Year	Since Inception	Date of Inception

Fund - Class I: QGMIX	7.80%	1.37%	1.14%	4/8/2014

Fund - Class N: QGMNX	7.57%	1.13%	0.88%	4/8/2014

Fund - Class R6: QGMRX	7.84%	1.42%	1.94%	9/2/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.66%	4/8/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.38% 2.71% and 2.40%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL MACRO FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 04/08/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Dear Shareholder:

The AQR Long-Short Equity Fund (the “Fund”) seeks to provide higher risk-adjusted returns with lower volatility relative to global equity markets. It does so using three different sources of return: 1) the potential gains from its long and short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long/short (market-neutral) equity portfolio, which includes the use of derivatives, such as swaps and futures. It also manages its beta relative to the MSCI World Index (“MSCI World”) to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7, depending on our market views.

Both the long-short stock selection and the Fund’s overall exposure to global developed equity markets underperformed in 2018, with Class I returning -16.32% net of fees. The Fund’s custom benchmark (50% MSCI World + 50% ICE BofA Merrill Lynch US 3-Month Treasury Bill Index) delivered a return of -3.33% over this period. As such, the Fund underperformed its benchmark.

Two major market dynamics drove the performance of the Strategy in 2018: (1) pro-growth exuberance in Q1-Q3, followed by (2) a sharp de-risking by market participants in Q4. The net result was the first calendar year since 2001 in which cheap and improving stocks lagged expensive and deteriorating ones (i.e., the combination of Value and Momentum underperformed). In addition to these key drivers, our Investor Sentiment theme, which aims to capture the positioning of “smart money,” detracted, particularly during the Q4 de-risking. However, this difficult year ended on a good note, with all themes contributing positively to December performance. Geographically, stocks in the U.S. detracted the most from overall returns, followed by Japan.

At the sector level, stock selection within Information Technology and Industrials drove losses in 2018.

The Fund also experienced underperformance from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s negative performance in 2018. However, our tactical market exposure (the desired deviation from a beta of 0.5) modestly contributed to performance.

Securities remained globally diversified, with nearly 40% of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the year, our largest sector overweight was in Health Care, while our largest underweight was in Financials.

Good strategies can have very tough years without being broken. We continue to believe 2018 was such an instance. All the reasons, risk-based and behavioral, why we have expected our investment ideas to work over the long run – across geographies and market caps and in our live experience over roughly 20 years – remain applicable today. We remain confident in a recovery, though the path there may not be a straight line.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR LONG-SHORT EQUITY FUND
	1 Year		3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: QLEIX	-16.32%	*	2.46%	7.66%	9.09%	7/16/2013

Fund - Class N: QLENX	-16.64%		2.17%	7.37%	8.79%	7/16/2013

Fund - Class R6: QLERX	-16.29%	*	2.56%	na	7.03%	9/02/2014

50% MSCI World index/50% ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	-3.33%		3.77%	2.72%	3.54%	7/16/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.11% 2.37% and 2.02%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2018 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR LONG-SHORT EQUITY FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund (the “Fund”) is built from the bottom up, seeking relative value and directional opportunities across more than two thousand positions in global stock, bond, commodity, and currency markets. The Fund is risk-balanced across three broad categories (Arbitrage, Stock Selection, and Macro) and underlying that are 9 classic hedge fund strategies. The Fund utilizes a variety of instrument types including, but not limited to, derivatives such as futures and swaps on equities of major developed markets, country specific equity indices, bonds, and currencies.

The Fund’s Class I shares returned -13.70% in 2018. For the year, the Fund realized +6.6% annualized daily volatility and a +0.1 beta to the MSCI World Index. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, which is the fund’s benchmark, had returned +1.88%. The hedge fund industry, as represented by the Credit Suisse Hedge Fund IndexSM (“CS Index”) and the HFRITM Fund Weighted Composite Index (“HFRI Index”) lost -3.19% and -4.49%, respectively, net of fees for the year. These indices have had correlations to global equities, as represented by the MSCI World Index, of +0.8 and +0.9 respectively, over the past 24 months, which is slightly higher than longer-term correlations, and detracted from performance during a year of equity market decline.

Seven of the Fund’s nine strategies had negative results for the year, though performance in two of the detracting strategies was close to flat. The stock selection strategies, in aggregate, were the largest source of losses and each contributed negatively. The macro strategy group also detracted, while the arbitrage strategy group contributed positively.

Following is a more detailed review of the three strategy groups:

Stock Selection Strategies – Dedicated Short Bias (“DSB”) (-6.3%), Equity Market Neutral (“EMN”) (-4.4%) and Long/Short Equity (-0.8%) all detracted. Losses in the first three quarters of the year were roughly half attributed to EMN, a strategy focused on differentiated stocks by valuation with considerations for growth quality and low-risk measures. Embedded value themes were effectively the sole driver of EMN losses for most of this year but saw a rebound in the fourth quarter. In contrast to EMN, DSB losses continued apace for almost the entire year, losing in 9 of 11 months prior to December’s gain. Long/Short Equity losses were comparably modest, and mostly driven by valuation based themes.

Arbitrage Strategies – Both Event Driven (+2.2%) and Convertible and Volatility Arbitrage (+0.4%) contributed to performance this year. Gains from merger arbitrage portion of Event Driven were not concentrated in any particular deal but were rather widespread, largely driven by successful deal completions. The strategy was also helped by a benign rate of adverse deal terminations. Gains in Convertible and Volatility Arbitrage were similarly broad-based.

Macro Strategies – As a group, macro strategies generated negative returns as all strategies in the group detracted. Managed Futures was the largest source of losses (-2.3%) within the group and particularly struggled during the fourth quarter. Managed Futures losses were incurred across all asset groups but were most significant in currencies. Global Macro (-1.9%) was negatively impacted by relative value positioning in equity indices as well as currencies. Emerging Markets (-0.2%) detracted modestly as losses in stock selection and equity indices were largely offset by gains in currencies. Fixed Income Relative Value (-0.2%) was essentially flat for the year, as losses from the relative value bonds strategy were nearly offset by gains in the remaining sub-strategies.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year		3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: ASAIX	-13.70%		-3.88%	0.81%	1.09%	7/18/2011

Fund - Class N: ASANX	-13.89%	*	-4.13%	0.55%	0.84%	7/18/2011

Fund - Class R6: QSARX	-13.69%		-3.82%	na	0.78%	9/02/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%		1.02%	0.63%	0.45%	7/18/2011

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.42% 2.68% and 2.32%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2018 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 07/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Risk-Balanced Commodities Fund (the “Fund”) Class I shares returned -17.58% in 2018, with each sector detracting from performance. Base metals were the greatest detractor, falling mostly due to concerns about China demand, as Chinese economic data disappointed and the continuing trade war between the U.S. and China weighed on growth expectations. Energies also fell significantly, despite having gained through the first three quarters of the year, weighed down by concerns around slower global growth and increased production in the U.S., Saudi Arabia, and Russia. Grains fell on strong production data and, like base metals, were impacted by the escalating U.S./China trade war. Most softs fell on favorable growth conditions, with the exception of cocoa, which rose on strong demand and poor weather in key growing regions. Precious metals fell on the year due to rising real rates in the U.S., though prices somewhat recovered in the final quarter of the year as global growth concerns led investors to seek safe-haven assets.

The Bloomberg Commodity TR Index (“BCOM”), the Fund’s benchmark, was down -11.25%, leading to underperformance of -6.33%. Despite this year’s underperformance, the Fund has still outperformed over a three-year period (1.99% vs. 0.30%) and since inception (-7.67% vs. -8.34%). Note that, while we use BCOM as a benchmark, we do not aim to replicate it. The Fund’s construction is sufficiently different that we would expect a difference in the performance of the Fund and this benchmark. Specifically, we expect the magnitude of performance differences to be 10% per year on average, in either direction.

The underperformance in 2018 relative to the passive BCOM benchmark was due primarily to the volatility targeting, as the Fund’s volatility targeting required more than 100% notional exposure due to the low volatility of the underlying assets, leading to losses as commodities underperformed. We aim to maintain a target level of volatility by varying the level of exposure in the Fund. This reduces the likelihood that short periods can determine outcomes over long investment horizons. In years like 2018, when asset volatilities are low and performance is negative, the Fund is more likely to underperform the benchmark as it increases its risk exposure to commodities. This is consistent with the thesis of volatility targeting and does not change our view on its merits. Tactical models offset some of this underperformance, with gains driven primarily by tactical views in energies and softs. The underperformance to the benchmark was also reduced due to the Fund’s allocation to deferred – rather than front-month – futures contracts.

The Fund began the year at a volatility target of 15.1% due to low asset volatilities and a leverage cap on the Fund. At year-end, the Fund was no longer constrained due to the leverage cap but had bearish tactical views, so the volatility target increased to 17.1%, just below its 18% long run target.

The strategic portion of the portfolio returned -20.73%, and tactical tilts added 3.16%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and an annual volatility target of 18% (subject to drawdown control). The tactical returns are the returns from the active views in the individual commodities and sectors. The Fund obtains exposure to the individual commodities and sectors by investing in commodity-linked derivative instruments, such as swaps and futures.

The tactical portion of the Fund gained on the year, with much of the positive returns coming from relative value signals within petroleum and softs, more than offsetting losses in base metals. Within petroleum, value contributed much of the positive returns. Value was bullish crude oil and bearish the refined products, which benefited the Fund in the first half of the year as inventory levels were lower than expected for crude and higher than expected for products. Momentum signals gained in softs as they took long positions in cocoa (which outperformed) and short positions in sugar and coffee (which underperformed). In base metals, momentum was the primary detractor. Positive performance from individual asset timing models contributed positively to tactical returns.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

At year-end, the Fund’s tactical positioning reflected generally bearish views on commodities, with the largest underweight in base metals and the sole overweight in precious metals. The Fund finished its sixth full year down -17.58%. The Fund’s volatility targeting led it to underperform the BCOM benchmark by -6.33%, with active tilts and deferred contract allocations mitigating losses. While short term results can be noisy, we believe the Fund’s broader diversification, strong risk management and active commodity selection can ultimately deliver more steady volatility and strong returns across market environments in the long term.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: ARCIX	-17.58%	1.99%	-6.38%	-7.67%	7/9/2012

Fund - Class N: ARCNX	-17.82%	1.70%	-6.64%	-7.92%	7/9/2012

Fund - Class R6: QRCRX	-17.60%	2.03%	na	-8.05%	9/2/2014

Bloomberg Commodity Total Return IndexSM	-11.25%	0.30%	-8.80%	-8.34%	7/9/2012

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.13% 1.39% and 1.04%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. BLOOMBERG COMMODITY INDEX TOTAL RETURNSM VALUE OF $10,000 INVESTED ON 07/09/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

John J. Huss

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps as well as securities, the AQR Risk Parity Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, developed- and emerging-market equities, global developed and emerging nominal bonds, global developed inflation-linked government bonds commodities, the credit spreads of corporate and sovereign debt and developed and emerging market currencies – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results across macroeconomic environments, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest active tilts based on AQR’s proprietary expected-return models. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that, in the long run, will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The targeted annualized volatility for the Fund ranges between 7% and 13% based on our perceptions of tactical opportunities within the different asset classes it trades. We expect the Fund to average 10% annualized volatility over time. The Fund started the year targeting a volatility level below its long-term average despite being bullish most asset classes due to the Fund’s exposure limits. These limits are designed to prevent the fund from taking unusually large positions when volatility is forecasted to be very low. At the end of the year, the Fund had bearish views on equities, commodities, inflation-linked bonds and credit spreads and bullish views on nominal bonds. Due to mostly bearish views on asset classes, the Fund ended the year targeting a volatility level below its long-term average.

For the year ended December 31, 2018, the Fund’s Class I shares returned -6.96% and realized an annualized volatility of 9.0%. During this period, the Fund’s benchmark consisting of 60% S&P 500®/40% Bloomberg Barclays U.S. Aggregate Bond Index returned -2.35% at an average realized volatility of 10.0%. The Fund’s net assets across all share classes were over $256 million at the end of 2018. The Fund experienced losses in three of its four major risk categories for the full year: equities detracted -3.5%, inflation-sensitive assets detracted -2.7%, credit-related assets detracted -2.3% and fixed income contributed +1.5%. Tactical tilts contributed modestly to performance with gains spread across fixed income, inflation-sensitive assets and credit-related assets, while active views on equities mildly detracted.

Equities detracted as major equity indices were down across developed and emerging markets. Equity markets were weighed down by weaker-than-expected economic data outside of the U.S., global trade tensions and concerns related to a hawkish Federal Reserve. Nominal bonds contributed over the year, most notably German bunds, which benefited from weaker-than-expected economic data, a relatively dovish ECB and increased political risk. Inflation-sensitive assets detracted from the Fund on poor commodity performance, while inflation-linked bonds contributed modestly. Commodities experienced losses across most sectors, but most notably in energies, which suffered significantly in the fourth quarter on increased production and inventories, as well as concerns surrounding future production and economic growth. Base metals also suffered from weak economic data in China and global trade tensions. Credit markets, like equities, fell on global growth concerns. Emerging currencies weakened against a stronger U.S. dollar, and were mixed against the euro.

Tactical tilts contributed positively on the year, as losses from active views on equities were more than offset by gains from active views elsewhere. Tactical tilts in equities detracted from performance, driven mostly from a bearish trend reversal early in the year and, to a lesser extent, poor performance from relative-value views. Active views on nominal bonds contributed to performance, with bearish asset-class-timing signals profiting early in the year as bonds fell. Tactical tilts in commodities gained across relative-value, trend following and asset-class-timing signals. Active views on credit spreads

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

gained on asset-class-timing views in the second half of the year. Emerging currency views gained on relative value and asset-class-timing. As of the end of 2018, the portfolio was tactically overweight in fixed income and underweight in equities, inflation-sensitive assets and credit-related assets. Total exposures ended the year higher than where they began, despite increased forecasted risk in equities and commodities, due to the bullish active view on nominal bonds.

As most major asset classes fell on the year, it is no surprise the Fund underperformed. While nominal bonds gained mildly, lower prices in equity, commodity and credit markets drove the disappointing performance of the Fund. Despite the year’s losses, we remain confident in the value of a risk balanced approach. One of the strengths of the Fund is the limited, humble assumptions necessary to believe in the strategy. If investors believe that taking market risk in the major asset classes is rewarded on average, that the risk-adjusted returns to these asset classes are more similar than they are different and that they tend to pay off at somewhat different times, then the case for our investment approach is a sound one. We remain confident that the diversification benefits of the Fund provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

As of 1/30/2019, AQR Risk Parity Fund will become AQR Multi-Asset Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR RISK PARITY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: AQRIX	-6.96%	6.03%	3.23%	4.76%	9/29/2010

Fund - Class N: AQRNX	-7.23%	5.71%	2.96%	4.48%	9/29/2010

Fund - Class R6: AQRRX	-6.94%	6.08%	na	1.24%	9/02/2014

60% S&P 500 Index®/40% Bloomberg Barclays U.S. Aggregate Bond Index	-2.35%	6.50%	6.24%	8.48%	9/29/2010

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.01%, 1.28% and 0.94%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. 60% S&P 500®/40% BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 09/29/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Dear Shareholder:

Through the use of derivatives such as futures and swaps as well as securities, the AQR Risk Parity II HV Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, developed- and emerging-market equities, global developed nominal bonds, global developed inflation-linked government bonds and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results across macroeconomic environments, reduces tail risks and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest asset tilts based on AQR’s proprietary expected-return models. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that, in the long run, will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is generally expected to remain long all of the markets in which it invests. The targeted annualized volatility for the Fund is 15%, on average, which varies over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year targeting a volatility level below its long-term average despite being bullish most asset classes due to the Fund’s exposure limits. These limits are designed to prevent the fund from taking unusually large positions when volatility is forecasted to be very low. At the end of the year, the Fund had bearish views on equities, commodities and inflation-linked bonds and bullish views on nominal bonds. Due to mostly bearish views on asset classes, the Fund ended the year targeting a volatility level below its long-term average.

For the year ended December 31, 2018, the Fund’s Class I shares returned -10.76% and realized an annualized volatility of 13.0%. During this period, the Fund’s benchmark consisting of 60% S&P 500®/40% Bloomberg Barclays U.S. Aggregate Bond Index returned -2.35% at an average realized volatility of 10.0%. The Fund’s net assets across all share classes were over $25 million at the end of 2018. The Fund experienced losses in two of its three major risk categories for the full year: equities detracted -6.8%, inflation-sensitive assets detracted -5.7% and fixed income contributed +1.8%. Tactical tilts contributed modestly to performance with gains spread across fixed income and inflation-sensitive assets, while active views on equities mildly detracted.

Equities detracted as major equity indices were down across developed and emerging markets. Equity markets were weighed down by weaker-than-expected economic data outside of the U.S., global trade tensions and concerns related to a hawkish Federal Reserve. Nominal bonds contributed over the year, most notably German bunds, which benefited from weaker-than-expected economic data, a relatively dovish ECB and increased political risk. Inflation-sensitive assets detracted from the Fund on poor commodity performance, while inflation-linked bonds contributed modestly. Commodities experienced losses across most sectors, but most notably in energies, which suffered significantly in the fourth quarter on increased production and inventories, as well as concerns surrounding future production and economic growth. Base metals also suffered from weak economic data in China and global trade tensions.

Tactical tilts contributed positively on the year, as losses from active views on equities were more than offset by gains from active views elsewhere. Tactical tilts in equities detracted from performance, driven mostly from a bearish trend reversal early in the year and, to a lesser extent, poor performance from relative-value views. Active views on nominal bonds contributed to performance, with bearish asset-class-timing signals profiting early in the year as bonds fell. Tactical tilts in commodities gained across relative-value, trend following and asset-class-timing signals. As of the end of 2018, the portfolio was tactically overweight in fixed income and underweight in equities and inflation-sensitive

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

assets. Total exposures ended the year increased forecasted risk and bearish views were more than offset by larger exposures in bonds due to bullish active views.

As most major asset classes fell on the year, it is no surprise the Fund underperformed. While nominal bonds gained mildly, lower prices in equity and commodity markets drove the disappointing performance of the Fund. Despite the year’s losses, we remain confident in the value of a risk balanced approach. One of the strengths of risk parity is the limited, humble assumptions necessary to believe in the strategy. If investors believe that taking market risk in the major asset classes is rewarded on average, that the risk-adjusted returns to these asset classes are more similar than they are different and that they tend to pay off at somewhat different times, then the case for a risk-balanced approach is a sound one. We remain confident that the diversification benefits of the Fund provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR RISK PARITY II HV FUND
	1 Year	3 Year	5 year	Since Inception	Date of Inception

Fund - Class I: QRHIX	-10.76%	6.21%	2.55%	1.99%	11/5/2012

Fund - Class N: QRHNX	-10.92%	5.89%	2.23%	1.69%	11/5/2012

Fund - Class R6: QRHRX	-10.68%	6.30%	na	-0.30%	9/2/2014

60% S&P 500 Index®/40% Bloomberg Barclays U.S. Aggregate Bond Index	-2.35%	6.50%	6.24%	7.95%	11/5/2012

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.73%, 1.99% and 1.69%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AQR RISK PARITY II HV FUND VS. 60% S&P 500®/40% BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Dear Shareholder:

Through the use of derivatives such as futures and swaps as well as securities, the AQR Risk Parity II MV Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, developed- and emerging-market equities, global developed nominal bonds, global developed inflation-linked government bonds and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results across macroeconomic environments, reduces tail risks and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest asset tilts based on AQR’s proprietary expected-return models. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that, in the long run, will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is generally expected to remain long all of the markets in which it invests. The targeted annualized volatility for the Fund is 10%, on average, which varies over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year targeting a volatility level below its long-term average despite being bullish most asset classes due to the Fund’s exposure limits. These limits are designed to prevent the fund from taking unusually large positions when volatility is forecasted to be very low. At the end of the year, the Fund had bearish views on equities, commodities and inflation-linked bonds and bullish views on nominal bonds. Due to mostly bearish views on asset classes, the Fund ended the year targeting a volatility level below its long-term average.

For the year ended December 31, 2018, the Fund’s Class I shares returned -6.22% and realized an annualized volatility of 8.7%. During this period, the Fund’s benchmark consisting of 60% S&P 500®/40% Bloomberg Barclays U.S. Aggregate Bond Index returned -2.35% at an average realized volatility of 10.0%. The Fund’s net assets across all share classes were over $65 million at the end of 2018. The Fund experienced losses in two of its three major risk categories for the full year: equities detracted -4.2%, inflation-sensitive assets detracted -3.5% and fixed income contributed +1.5%. Tactical tilts contributed modestly to performance with gains spread across fixed income and inflation-sensitive assets, while active views on equities mildly detracted.

Equities detracted as major equity indices were down across developed and emerging markets. Equity markets were weighed down by weaker-than-expected economic data outside of the U.S., global trade tensions and concerns related to a hawkish Federal Reserve. Nominal bonds contributed over the year, most notably German bunds, which benefited from weaker-than-expected economic data, a relatively dovish ECB and increased political risk. Inflation-sensitive assets detracted from the Fund on poor commodity performance, while inflation-linked bonds contributed modestly. Commodities experienced losses across most sectors, but most notably in energies, which suffered significantly in the fourth quarter on increased production and inventories, as well as concerns surrounding future production and economic growth. Base metals also suffered from weak economic data in China and global trade tensions.

Tactical tilts contributed positively on the year, as losses from active views on equities were more than offset by gains from active views elsewhere. Tactical tilts in equities detracted from performance, driven mostly from a bearish trend reversal early in the year and, to a lesser extent, poor performance from relative-value views. Active views on nominal bonds contributed to performance, with bearish asset-class-timing signals profiting in early in the year as bonds fell. Tactical tilts in commodities gained across relative-value, trend following and asset-class-timing signals. As of the end of 2018, the portfolio was tactically overweight in fixed income and underweight in equities and inflation-sensitive

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

assets. Total exposures ended the year about where they began as smaller exposures in equities and commodities due to increased forecasted risk and bearish views were offset by larger exposures in bonds due to bullish active views.

As most major asset classes fell on the year, it is no surprise the Fund underperformed. While nominal bonds gained mildly, lower prices in equity and commodity markets drove the disappointing performance of the Fund. Despite the year’s losses, we remain confident in the value of a risk balanced approach. One of the strengths of risk parity is the limited, humble assumptions necessary to believe in the strategy. If investors believe that taking market risk in the major asset classes is rewarded on average, that the risk-adjusted returns to these asset classes are more similar than they are different and that they tend to pay off at somewhat different times, then the case for a risk-balanced approach is a sound one. We remain confident that the diversification benefits of the Fund provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR RISK PARITY II MV FUND
	1 Year		3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: QRMIX	-6.22%	*	4.93%	2.27%	1.91%	11/5/2012

Fund - Class N: QRMNX	-6.54%	*	4.59%	1.98%	1.62%	11/5/2012

Fund - Class R6: QRMRX	-6.23%	*	4.97%	na	0.47%	9/2/2014

60% S&P 500 Index®/40% Bloomberg Barclays U.S. Aggregate Bond Index	-2.35%		6.50%	6.24%	7.95%	11/5/2012

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.23%, 1.51% and 1.15%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2018 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AQR RISK PARITY II MV FUND VS. 60% S&P 500®/40% BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund (the “Fund”) Class I shares returned -12.35% in 2018. For the year ended December 31, 2018, the Fund realized +8.0% annualized daily volatility and a +0.2 correlation to global equities, as represented by the MSCI World Index. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, which is the Fund’s benchmark, returned +1.88% over this period.

The Fund invests in several different asset groups, including through the use of derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, fixed income and interest rate futures, currencies and commodities. The Fund employs market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – The tendency for cheap assets to outperform expensive ones

Momentum – The tendency for an asset’s recent relative performance to continue in the future

Carry – The tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – The tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Losses occurred in all asset groups described above and two of the four styles traded in the Fund. Value (-15.1%) was the largest style detractor with Momentum (-5.3%) also having a negative impact, while Defensive (+7.4%) was the only meaningful contributor and Carry (+0.6%) gained modestly. Among asset groups, equities of major developed markets ended the year with the largest losses, driven by Value, while Momentum not only failed to provide a positive offset, but exacerbated overall losses. Helpful contributions were provided by Defensive within equities of major developed markets. Performance in country specific equity indices was unique in that all styles detracted during the year, making it the second worst performing asset group. Its developed markets portfolio drove losses with Japan and more generally Asian markets being heavily impacted by the uncertainty surrounding trade policy between the U.S. and key trading partners. Performance in Fixed Income was also unique in that, despite significantly poor performance in Value, the aggregate Fixed Income portfolio was roughly flat, as the remaining three styles produced a near equal offset. The developed market bonds (“Bonds”) sub-strategy within Fixed Income was the primary detractor, particularly due to the Value style. Value’s performance in Bonds was very concentrated, with its long U.S. and short Germany exposure explaining about 90% of Value’s negative return contribution. Currencies and Commodities were each down modestly, and were each driven primarily by fourth quarter losses in Momentum. Currencies losses were driven by long positions in the Canadian and Australian dollars, most of which occurred in the fourth quarter. Commodity losses were largely a function of energy exposure, with spot prices of WTI crude oil and Brent declining nearly -40% during the fourth quarter over growing concern that U.S-China trade disputes and recent Federal Reserve actions may be weakening global demand.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR STYLE PREMIA ALTERNATIVE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: QSPIX	-12.35%*	-0.76%	3.42%	4.11%	10/30/2013

Fund - Class N: QSPNX	-12.60%	-1.06%	3.14%	3.83%	10/30/2013

Fund - Class R6: QSPRX	-12.32%	-0.69%	na	3.22%	9/02/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.63%	0.61%	10/30/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.33%, 2.60% and 2.25%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2018 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR STYLE PREMIA ALTERNATIVE FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative LV Fund (the “Fund”) Class I shares returned -5.21% in 2018. For the year ended December 31, the Fund realized +4.2% annualized daily volatility and a +0.2 correlation to global equities, as represented by the MSCI World Index. The BofA Merrill Lynch 3-Month U.S Treasury Bill IndexSM, which is the fund’s benchmark, returned +1.88% over this period.

The Fund invests in several different asset groups, including through the use of derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, fixed income and interest rate futures, currencies and commodities. The Fund employs market-neutral and long-short strategies across these asset groups based on four investment styles:

Value – The tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – The tendency for an asset’s recent relative performance to continue in the future

Carry – The tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – The tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Losses occurred in four of the asset groups and two of the four styles traded in the Fund. Value (-6.1%) was the largest style detractor with Momentum (-3.1%) also having a negative impact, while Defensive (+3.8%) was the only meaningful contributor and Carry (+0.2%) gained modestly. Among asset groups, equities of major developed markets ended the year with the largest losses, driven by Value, while Momentum not only failed to provide a positive offset, but exacerbated overall losses. Helpful contributions were provided by Defensive within equities of major developed markets. Performance in country specific equity indices was unique in that all styles detracted during the year, making it the second worst performing asset group. Its developed markets portfolio drove losses with Japan and more generally Asian markets being heavily impacted by the uncertainty surrounding trade policy between the U.S. and key trading partners. Performance in Fixed Income was also unique in that, despite significantly poor performance in Value, the aggregate Fixed Income portfolio was roughly flat, as the remaining three styles produced a near equal offset. The developed market bonds (“Bonds”) sub-strategy within Fixed Income was the primary detractor, particularly due to the Value style. Value’s performance in Bonds was very concentrated, with its long U.S. and short Germany exposure explaining about 90% of Value’s negative return contribution. Currencies and Commodities were each down modestly, and were each driven primarily by fourth quarter losses in Momentum. Currencies losses were driven by long positions in the Canadian and Australian dollars, most of which occurred in the fourth quarter. Commodities losses were largely a function of energy exposure, with spot prices of WTI crude oil and Brent declining nearly -40% during the fourth quarter over growing concern that U.S-China trade disputes and recent Federal Reserve actions may be weakening global demand.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR STYLE PREMIA ALTERNATIVE LV FUND
	1 Year	3 Year	Since Inception	Date of Inception

Fund - Class I: QSLIX	-5.21%	0.61%	2.07%	9/17/2014

Fund - Class N: QSLNX	-5.51%	0.29%	1.77%	9/17/2014

Fund - Class R6: QSLRX	-5.23%	0.65%	2.13%	9/17/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.72%	9/17/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.34%, 1.61% and 1.26%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE LV FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 09/17/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR VOLATILITY RISK PREMIUM FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Roni Israelov

Principal

Dear Shareholder:

AQR Volatility Risk Premium Fund (the “Fund”) seeks to deliver equity market-like returns with lower overall risk than global equity markets. It invests globally in a broad range of instruments – including, but not limited to, equities, futures, currency futures and forwards, options and swaps. The Fund combines two distinct sources of potential return:

Volatility Risk Premium Strategy – The Fund seeks to capture the volatility risk premium across global developed equity and bond markets by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer.

Systematic Equity Strategy – The Fund invests approximately 50% of its total assets in an actively managed portfolio of global equities that seeks to outperform the MSCI World Index while targeting a consistent level of risk relative to this benchmark.

The Fund is not designed to be market neutral. Over the long term, the Fund targets a portfolio beta of 0.5, typically within a range of range of 0.4 and 0.6, to the MSCI World Index.

The AQR Volatility Risk Premium Fund Class I Shares returned -4.34% since its inception on November 1, 2018. The Fund’s custom benchmark (50% MSCI World Index + 50% ICE BofA Merrill Lynch US 3-Month Treasury Bill) delivered a return of -3.52% over this period. As such, the Fund underperformed its benchmark.

The Volatility Risk Premium Strategy was close to flat in November and down moderately in December. Losses were concentrated in the Equity Volatility sleeve of the strategy, while the Bond Volatility sleeve was close to flat. Within the Equity Volatility sleeve, the S&P 500 was the primary detractor due to a quick increase in market volatility. For reference, during the month of December the VIX started at 18.1, peaked as high as 36.1, and ended the month at 25.4.

The major market dynamic driving performance of the Stock Selection Strategy in November and December was a sharp de-risking by market participants. Our Investor Sentiment theme, which aims to capture the positioning of “smart money,” detracted, particularly during November when this de-risking was most pronounced. However the year ended on a good note for the strategy, with all themes contributing positively to December performance, offsetting November’s losses.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

AQR VOLATILITY RISK PREMIUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR VOLATILITY RISK PREMIUM FUND
	Since Inception	Date of Inception

Fund - Class I:QVPIX	-4.34%	11/01/2018

Fund - Class N: QVPNX	-4.38%	11/01/2018

Fund - Class R6: QVPRX	-4.32%	11/01/2018

50% MSCI World index/50% ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	-3.52%	11/01/2018

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.07%, 1.32% and 0.97% respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR VOLATILITY RISK PREMIUM FUND VS. 50% MSCI WORLD INDEX**/50% ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 11/01/2018

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

Shareholder Letter (Unaudited)

DEFINITIONS:

Alpha: is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Bloomberg Barclays U.S. Aggregate Bond Index: is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bloomberg Commodity Index Total ReturnSM: is a broad-based index used to represent the most frequently-traded global commodity futures. It was formally known as the Dow Jones – UBS Commodity Index. Indexes are unmanaged and one cannot invest directly in an index.

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Suisse Hedge Fund IndexSM: is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

HFRITM Fund Weighted Composite Index: is a global, equal-weighted index of over 2,000 single-manager funds.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

S&P 500®: is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 163.7%
COMMON STOCKS - 89.5%

Australia - 1.3%
AGL Energy Ltd. (2)	58,445	$848,752
Ansell Ltd. (2)	8,149	126,592
Aurizon Holdings Ltd. (2)	23,877	72,037
BHP Group plc (2)	1,446	30,555
BlueScope Steel Ltd. (2)	28,149	217,145
CIMIC Group Ltd. (2)	4,236	129,537
Coca-Cola Amatil Ltd. (2)	26,859	154,911
Crown Resorts Ltd. (2)	21,803	182,214
CSL Ltd. (2)	224	29,258
Flight Centre Travel Group Ltd. (2)	2,701	81,683
Harvey Norman Holdings Ltd. (2)	138,588	308,480
Newcrest Mining Ltd. (2)	30,011	461,241
Santos Ltd. (2)	66,058	254,761
South32 Ltd. (2)	15,081	35,875
Star Entertainment Grp Ltd. (The) (2)	23,995	77,096
Telstra Corp. Ltd. (2)	384,986	772,615
Wesfarmers Ltd. (2)	10,543	239,523
Woodside Petroleum Ltd. (2)	28,273	622,781
Woolworths Group Ltd. (2)	9,612	199,391

		4,844,447

Belgium - 0.5%
Ageas (2)(a)	17,859	803,934
Colruyt SA (2)(a)	2,719	193,922
KBC Group NV (2)(a)	3,988	256,584
Proximus SADP (2)(a)	1,718	46,487
UCB SA (2)(a)	5,374	438,930

		1,739,857

Brazil - 0.0% (b)
Yamana Gold, Inc.	17,153	40,332

Canada - 2.0%
Air Canada *(a)	40,900	777,735
ARC Resources Ltd. (a)	5,305	31,476
Atco Ltd., Class I (a)	1,692	47,852
Bank of Montreal (a)	2,368	154,704
Bank of Nova Scotia (The) (a)	701	34,942
Barrick Gold Corp. (a)	6,147	82,984
CAE, Inc. (a)	1,714	31,500
Canadian Imperial Bank of Commerce (a)	9,309	693,334
Canadian Natural Resources Ltd. (a)	9,234	222,801
Canadian Tire Corp. Ltd., Class A (a)	3,157	330,084
CGI Group, Inc., Class A *(a)	6,663	407,530
CI Financial Corp. (a)	7,152	90,526
Constellation Software, Inc. (a)	57	36,486
Empire Co. Ltd., Class A (a)	13,549	286,125
Fairfax Financial Holdings Ltd. (a)	131	57,668
Franco-Nevada Corp. (a)	395	27,698
Gildan Activewear, Inc. (a)	924	28,048
Husky Energy, Inc. (a)	3,610	37,311
Hydro One Ltd. (a)(c)	11,888	176,335
Intact Financial Corp. (a)	402	29,208
Kinross Gold Corp. *	99,326	320,125
Linamar Corp. (a)	1,055	35,007

INVESTMENTS	SHARES	VALUE

Canada - 2.0% (continued)
Magna International, Inc. (a)	6,147	$279,028
Methanex Corp. (a)	7,689	369,806
Metro, Inc. (a)	947	32,838
National Bank of Canada (a)	10,662	437,742
Northland Power, Inc. (a)	2,610	41,486
Peyto Exploration & Development Corp. (a)	21,707	112,574
Quebecor, Inc., Class B (a)	12,621	265,696
Royal Bank of Canada (a)	962	65,843
Seven Generations Energy Ltd., Class A *(a)	32,763	267,345
TMX Group Ltd. (a)	697	36,111
Toronto-Dominion Bank (The) (a)	8,263	410,729
Tourmaline Oil Corp. (a)	35,378	440,022
West Fraser Timber Co. Ltd. (a)	15,982	789,500
WestJet Airlines Ltd. (a)	5,797	76,433

		7,564,632

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd. (2)	453,600	416,787

Denmark - 0.6%
Carlsberg A/S, Class B (2)(a)	1,370	145,739
Coloplast A/S, Class B (2)(a)	1,613	150,034
GN Store Nord A/S (2)(a)	5,510	206,454
H Lundbeck A/S (2)(a)	6,285	276,621
Jyske Bank A/S (Registered) (2)(a)	778	28,167
Novo Nordisk A/S, Class B (2)(a)	3,300	151,559
Orsted A/S (2)(a)(c)	4,384	293,369
Pandora A/S (2)(a)	3,853	157,298
Rockwool International A/S, Class B (2)	1,952	510,456
Tryg A/S (2)	3,766	94,982
Vestas Wind Systems A/S (2)(a)	2,102	159,119
William Demant Holding A/S (2)*(a)	3,139	89,373

		2,263,171

Finland - 0.5%
Amer Sports OYJ (2)*(a)	2,027	89,113
Elisa OYJ (2)(a)	1,313	54,384
Fortum OYJ (2)(a)	1,689	36,971
Kesko OYJ, Class B (2)(a)	3,768	203,354
Neste OYJ (2)(a)	11,118	860,784
Sampo OYJ, Class A (2)(a)	12,017	532,589
UPM-Kymmene OYJ (2)(a)	5,213	131,961

		1,909,156

France - 1.9%
Alstom SA (2)(a)	1,055	42,616
AXA SA (2)(a)	61,521	1,327,741
Casino Guichard Perrachon SA (2)(a)	2,712	112,937
CNP Assurances (2)(a)	6,388	135,595
Electricite de France SA (2)(a)	64,960	1,028,113
Engie SA (2)(a)	35,958	516,642
Eutelsat Communications SA (2)(a)	3,972	78,253
Peugeot SA (2)(a)	50,454	1,076,074
Renault SA (2)(a)	7,694	479,284
Societe BIC SA (2)(a)	319	32,587
Societe Generale SA (2)(a)	8,606	272,849

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
France - 1.9% (continued)
Suez (2)(a)	3,064	$40,545
Thales SA (2)(a)	590	68,946
TOTAL SA (2)(a)	32,365	1,707,095

		6,919,277

Germany - 1.9%
adidas AG (2)(a)	1,461	305,333
Allianz SE (Registered) (2)(a)	2,470	496,360
Bayer AG (Registered) (2)(a)	758	52,718
Bayerische Motoren Werke AG (2)(a)	8,292	672,524
Daimler AG (Registered) (2)(a)	11,646	613,918
E.ON SE (2)(a)	137,571	1,358,008
Hannover Rueck SE (2)(a)	4,425	596,358
MAN SE (2)(a)	1,084	111,835
METRO AG (2)(a)	12,753	196,232
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (2)(a)	1,614	352,011
ProSiebenSat.1 Media SE (2)(a)	5,780	102,847
RWE AG (2)(a)	14,396	313,543
Salzgitter AG (2)(a)	6,352	185,372
Schaeffler AG (Preference) (2)(a)	19,219	163,718
Talanx AG (2)	5,928	202,434
Volkswagen AG (Preference) (2)(a)	9,490	1,513,235

		7,236,446

Italy - 2.5%
A2A SpA (2)	183,219	330,431
Assicurazioni Generali SpA (2)(a)	125,113	2,091,137
BPER Banca (2)	65,055	250,565
Enel SpA (2)(a)	301,946	1,750,455
Eni SpA (2)(a)	151,196	2,388,476
Hera SpA (2)	44,510	135,790
Italgas SpA (2)	13,029	74,715
Poste Italiane SpA (2)(c)	141,982	1,138,512
Saipem SpA (2)*	43,804	164,150
Telecom Italia SpA (2)*	686,341	379,965
Terna Rete Elettrica Nazionale SpA (2)(a)	11,150	63,322
Unipol Gruppo SpA (2)	16,286	65,678
UnipolSai Assicurazioni SpA (2)	240,733	545,049

		9,378,245

Japan - 12.4%
AGC, Inc. (2)(a)	24,400	758,424
Alfresa Holdings Corp. (2)(a)	10,100	257,445
Alps Alpine Co. Ltd. (2)(a)	1,400	27,147
Amada Holdings Co. Ltd. (2)(a)	4,100	36,805
Aozora Bank Ltd. (2)(a)	11,700	348,717
Asahi Group Holdings Ltd. (2)(a)	2,300	89,134
Astellas Pharma, Inc. (2)(a)	25,000	319,416
Bandai Namco Holdings, Inc. (2)(a)	1,600	71,839
Bridgestone Corp. (2)(a)	6,200	237,868
Central Japan Railway Co. (2)(a)	3,100	654,061
Chubu Electric Power Co., Inc. (2)(a)	40,600	576,902
Citizen Watch Co. Ltd. (2)	41,000	201,917
Daicel Corp. (2)(a)	14,200	145,772
Dai-ichi Life Holdings, Inc. (2)(a)	9,700	150,637
Daiwa Securities Group, Inc. (2)(a)	43,400	220,283

INVESTMENTS	SHARES	VALUE
Japan - 12.4% (continued)
DeNA Co. Ltd. (2)	3,800	$63,383
East Japan Railway Co. (2)(a)	4,900	432,720
Electric Power Development Co. Ltd. (2)(a)	24,800	588,501
Fujitsu Ltd. (2)(a)	2,700	168,308
Fukuoka Financial Group, Inc. (2)(a)	3,600	72,985
GungHo Online Entertainment, Inc. (2)	50,000	91,512
Gunma Bank Ltd. (The) (2)	10,600	44,104
Haseko Corp. (2)(a)	38,600	404,204
Hiroshima Bank Ltd. (The) (2)(a)	7,200	38,035
Hitachi Capital Corp. (2)(a)	1,400	29,436
Hitachi High-Technologies Corp. (2)(a)	2,600	81,417
Hitachi Ltd. (2)(a)	20,700	548,762
Honda Motor Co. Ltd. (2)(a)	1,100	28,980
Idemitsu Kosan Co. Ltd. (2)(a)	13,800	448,868
Iida Group Holdings Co. Ltd. (2)(a)	2,900	50,231
Inpex Corp. (2)(a)	145,100	1,285,705
ITOCHU Corp. (2)(a)	121,200	2,058,313
Japan Airlines Co. Ltd. (2)(a)	6,400	226,823
Japan Post Holdings Co. Ltd. (2)(a)	34,500	398,338
JFE Holdings, Inc. (2)(a)	35,400	563,863
JTEKT Corp. (2)(a)	19,500	215,665
JXTG Holdings, Inc. (2)(a)	304,800	1,582,987
Kajima Corp. (2)(a)	12,000	161,197
Kaken Pharmaceutical Co. Ltd. (2)(a)	1,900	84,364
Kamigumi Co. Ltd. (2)(a)	7,200	147,303
Kansai Electric Power Co., Inc. (The) (2)(a)	27,600	413,910
KDDI Corp. (2)(a)	18,900	451,614
Kirin Holdings Co. Ltd. (2)(a)	1,900	39,618
Kobe Steel Ltd. (2)(a)	73,600	510,137
Konica Minolta, Inc. (2)(a)	11,500	103,516
Kyushu Electric Power Co., Inc. (2)(a)	39,900	475,115
Kyushu Railway Co. (2)(a)	22,800	771,387
Mabuchi Motor Co. Ltd. (2)(a)	2,600	79,646
Marubeni Corp. (2)(a)	214,500	1,505,042
Mazda Motor Corp. (2)(a)	69,600	715,516
Medipal Holdings Corp. (2)(a)	15,300	327,331
Mitsubishi Chemical Holdings Corp. (2)(a)	77,900	588,532
Mitsubishi Corp. (2)(a)	63,800	1,749,175
Mitsubishi Electric Corp. (2)(a)	12,800	141,153
Mitsubishi Heavy Industries Ltd. (2)(a)	1,500	53,824
Mitsubishi Materials Corp. (2)(a)	1,200	31,621
Mitsubishi UFJ Financial Group, Inc. (2)	134,500	660,080
Mitsubishi UFJ Lease & Finance Co. Ltd. (2)	7,600	36,427
Mitsui & Co. Ltd. (2)(a)	120,900	1,857,424
Mitsui Chemicals, Inc. (2)(a)	9,600	216,732
Mixi, Inc. (2)	14,600	306,394
Mizuho Financial Group, Inc. (2)	691,400	1,069,760
MS&AD Insurance Group Holdings, Inc. (2)(a)	2,800	79,591
Nexon Co. Ltd. (2)*(a)	3,900	50,347
NGK Insulators Ltd. (2)(a)	3,400	46,084
NGK Spark Plug Co. Ltd. (2)(a)	4,000	79,180
NH Foods Ltd. (2)(a)	1,800	67,666
NHK Spring Co. Ltd. (2)(a)	30,900	269,964
Nippon Electric Glass Co. Ltd. (2)	3,200	78,399

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Japan - 12.4% (continued)
Nippon Express Co. Ltd. (2)(a)	800	$44,443
Nippon Shokubai Co. Ltd. (2)(a)	500	31,874
Nippon Steel & Sumitomo Metal Corp. (2)(a)	29,100	499,964
Nippon Telegraph & Telephone Corp. (2)(a)	38,900	1,587,093
Nissan Motor Co. Ltd. (2)(a)	57,500	459,961
Obayashi Corp. (2)(a)	20,100	182,004
ORIX Corp. (2)(a)	19,200	280,549
Osaka Gas Co. Ltd. (2)(a)	32,700	596,513
Resona Holdings, Inc. (2)	256,800	1,231,737
Sankyo Co. Ltd. (2)(a)	800	30,424
Sawai Pharmaceutical Co. Ltd. (2)(a)	1,800	85,745
Sekisui House Ltd. (2)(a)	2,400	35,244
SG Holdings Co. Ltd. (2)(a)	4,700	122,212
Shikoku Electric Power Co., Inc. (2)(a)	6,900	83,283
Shimamura Co. Ltd. (2)(a)	2,900	222,069
Shimizu Corp. (2)(a)	13,400	109,008
Shinsei Bank Ltd. (2)(a)	22,300	265,108
Shionogi & Co. Ltd. (2)(a)	500	28,538
Showa Denko KK (2)(a)	11,900	353,365
Sojitz Corp. (2)	417,900	1,447,060
Sompo Holdings, Inc. (2)(a)	1,200	40,764
Sumitomo Chemical Co. Ltd. (2)	96,000	464,901
Sumitomo Corp. (2)(a)	101,000	1,433,066
Sumitomo Dainippon Pharma Co. Ltd. (2)(a)	1,600	51,025
Sumitomo Heavy Industries Ltd. (2)(a)	14,600	432,907
Sumitomo Mitsui Financial Group, Inc. (2)(a)	25,300	834,016
Sumitomo Mitsui Trust Holdings, Inc. (2)(a)	7,200	262,202
Sumitomo Rubber Industries Ltd. (2)(a)	3,600	42,382
Suzuken Co. Ltd. (2)(a)	3,700	188,414
Taiheiyo Cement Corp. (2)(a)	10,700	329,295
Taisei Corp. (2)(a)	4,900	209,859
Teijin Ltd. (2)(a)	32,600	520,293
Toho Gas Co. Ltd. (2)(a)	800	33,651
Tohoku Electric Power Co., Inc. (2)(a)	35,500	467,390
Tokio Marine Holdings, Inc. (2)(a)	1,700	80,765
Tokyo Electric Power Co. Holdings, Inc. (2)*(a)	559,300	3,322,262
Tokyo Gas Co. Ltd. (2)(a)	46,000	1,163,439
Toppan Printing Co. Ltd. (2)(a)	8,000	117,594
Tosoh Corp. (2)(a)	26,000	337,249
Toyo Seikan Group Holdings Ltd. (2)(a)	8,800	201,416
Toyota Tsusho Corp. (2)(a)	5,600	164,542
West Japan Railway Co. (2)(a)	7,700	544,014
Yamada Denki Co. Ltd. (2)	76,200	365,967
Yamaguchi Financial Group, Inc. (2)	10,000	95,588

		46,086,751

Luxembourg - 0.2%
ArcelorMittal (2)(a)	25,445	526,721
SES SA, FDR (2)(a)	5,364	102,700

		629,421

Malta - 0.0% (b)
Kindred Group plc, SDR (2)	18,254	167,804

INVESTMENTS	SHARES	VALUE
Netherlands - 1.6%
Aegon NV (2)	264,556	$1,239,086
ASR Nederland NV (2)(a)	16,661	659,259
Koninklijke Ahold Delhaize NV (2)(a)	106,246	2,684,008
Koninklijke Philips NV (2)(a)	3,068	107,563
NN Group NV (2)(a)	29,070	1,155,782

		5,845,698

Norway - 0.7%
Equinor ASA (2)(a)	66,134	1,402,843
Leroy Seafood Group ASA (2)(a)	31,847	242,371
Marine Harvest ASA (2)(a)	28,981	610,847
Salmar ASA (2)(a)	5,083	252,111
Telenor ASA (2)(a)	1,931	37,501

		2,545,673

Russia - 0.1%
Evraz plc (2)	35,679	218,480

Singapore - 0.2%
ComfortDelGro Corp. Ltd. (2)	175,500	277,211
SATS Ltd. (2)	15,600	53,431
Venture Corp. Ltd. (2)	24,100	247,430

		578,072

Spain - 1.3%
Acciona SA (2)(a)	946	80,017
ACS Actividades de Construccion y Servicios SA (2)(a)	6,209	240,333
Amadeus IT Group SA (2)(a)	416	28,944
Banco Bilbao Vizcaya Argentaria SA (2)(a)	133,370	708,437
CaixaBank SA (2)	14,324	51,873
Cia de Distribucion Integral Logista Holdings SA (2)	4,223	105,668
Distribuidora Internacional de Alimentacion SA (2)	142,584	75,208
Enagas SA (2)(a)	7,745	209,363
Endesa SA (2)(a)	36,054	831,430
Mapfre SA (2)	172,126	457,152
Mediaset Espana Comunicacion SA (2)(a)	5,170	32,500
Naturgy Energy Group SA (2)(a)	9,186	234,342
Repsol SA (2)(a)	96,524	1,551,822
Telefonica SA (2)(a)	7,051	59,351

		4,666,440

Sweden - 0.5%
Axfood AB (2)	9,066	155,067
Electrolux AB, Series B (2)(a)	1,338	28,203
Elekta AB, Class B (2)	2,960	35,147
Essity AB, Class B (2)(a)	1,656	40,707
ICA Gruppen AB (2)	1,659	59,266
Securitas AB, Class B (2)(a)	5,424	87,380
SSAB AB, Class A (2)	93,842	323,645
Swedish Orphan Biovitrum AB (2)*	25,574	559,000
Telefonaktiebolaget LM Ericsson, Class B (2)(a)	10,636	94,150
Telia Co. AB (2)	101,154	481,179

		1,863,744

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Switzerland - 1.3%
Baloise Holding AG (Registered) (2)	1,176	$162,359
Helvetia Holding AG (Registered) (2)	763	446,212
Novartis AG (Registered) (2)(a)	6,496	556,345
Roche Holding AG (2)(a)	3,055	758,431
Sonova Holding AG (Registered) (2)	865	142,246
Swiss Life Holding AG (Registered) (2)*(a)	4,500	1,736,864
Swiss Re AG (2)(a)	1,458	134,137
Swisscom AG (Registered) (2)(a)	336	160,600
Temenos AG (Registered) (2)*	359	43,138
Zurich Insurance Group AG (2)(a)	2,298	685,008

		4,825,340

United Kingdom - 1.9%
Aggreko plc (2)	14,698	137,044
Barratt Developments plc (2)	29,006	171,098
Bellway plc (2)	6,646	213,234
Berkeley Group Holdings plc (2)	7,693	341,208
Britvic plc (2)	6,626	67,485
BT Group plc (2)	152,121	462,539
Centrica plc (2)	385,683	665,294
Dialog Semiconductor plc (2)*(a)	10,526	272,767
Dixons Carphone plc (2)	50,214	76,908
Drax Group plc (2)	27,193	124,406
Fiat Chrysler Automobiles NV (2)*(a)	101,540	1,464,042
Greene King plc (2)	8,786	59,145
Hays plc (2)	16,803	29,996
Howden Joinery Group plc (2)	24,718	137,148
Indivior plc (2)*	36,730	52,626
John Wood Group plc (2)	20,911	134,540
Marks & Spencer Group plc (2)	29,415	92,257
Meggitt plc (2)	5,114	30,720
Moneysupermarket.com Group plc (2)	24,188	84,923
National Grid plc (2)	78,935	772,248
nVent Electric plc (a)	7,431	166,900
Pennon Group plc (2)	11,146	98,530
Persimmon plc (2)	5,747	141,524
Petrofac Ltd. (2)	16,434	99,757
Royal Mail plc (2)	109,772	381,006
RPC Group plc (2)	20,258	168,412
Saga plc (2)	24,762	32,682
Taylor Wimpey plc (2)	102,489	178,214
United Utilities Group plc (2)	19,976	187,824
WH Smith plc (2)	1,664	36,502
Whitbread plc (2)	568	33,169

		6,914,148

United States - 58.0%
Aaron’s, Inc. (a)	6,641	279,254
Abbott Laboratories (a)	13,685	989,836
AbbVie, Inc. (a)	16,555	1,526,205
ABIOMED, Inc. *(a)	363	117,990
Accenture plc, Class A (a)	2,226	313,888
Adobe, Inc. *(a)	3,846	870,119
Adtalem Global Education, Inc. *(a)	9,295	439,839
Advance Auto Parts, Inc. (a)	211	33,224
AES Corp. (a)	98,624	1,426,103
Aflac, Inc. (a)	36,755	1,674,558

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
Agilent Technologies, Inc. (a)	6,816	$459,807
Air Lease Corp. (a)	10,962	331,162
Akamai Technologies, Inc. *(a)	14,217	868,374
Alexion Pharmaceuticals, Inc. *(a)	11,733	1,142,325
Alleghany Corp. (a)	456	284,234
Allergan plc (a)	1,527	204,099
Allison Transmission Holdings, Inc. (a)	663	29,112
Allstate Corp. (The) (a)	16,136	1,333,318
Ally Financial, Inc. (a)	1,255	28,438
Alphabet, Inc., Class A *(a)	1,141	1,192,299
Amazon.com, Inc. *(a)	123	184,742
AMC Networks, Inc., Class A *(a)	19,242	1,056,001
Amdocs Ltd. (a)	3,078	180,309
AMERCO (a)	1,168	383,232
Ameren Corp. (a)	3,040	198,299
American Eagle Outfitters, Inc. (a)	35,715	690,371
American Financial Group, Inc. (a)	2,193	198,532
Ameriprise Financial, Inc. (a)	2,217	231,388
Amgen, Inc. (a)	13,592	2,645,956
ANSYS, Inc. *(a)	852	121,785
Anthem, Inc. (a)	9,569	2,513,107
Archer-Daniels-Midland Co. (a)	5,044	206,653
Arrow Electronics, Inc. *(a)	14,410	993,570
Aspen Technology, Inc. *(a)	1,968	161,730
Assurant, Inc. (a)	1,655	148,023
Assured Guaranty Ltd. (a)	23,737	908,652
AT&T, Inc. (a)	14,802	422,449
Athene Holding Ltd., Class A *(a)	43,068	1,715,398
AutoZone, Inc. *(a)	397	332,821
Avnet, Inc. (a)	5,865	211,727
AXA Equitable Holdings, Inc. (a)	35,182	585,077
Bank of New York Mellon Corp. (The) (a)	4,436	208,803
Bausch Health Cos., Inc. *(a)	1,518	28,076
Baxter International, Inc. (a)	9,302	612,258
Becton Dickinson and Co. (a)	355	79,989
Bed Bath & Beyond, Inc. (a)	37,656	426,266
Best Buy Co., Inc. (a)	4,680	247,853
Biogen, Inc. *(a)	11,539	3,472,317
Bio-Rad Laboratories, Inc., Class A *(a)	630	146,299
Bio-Techne Corp. (a)	3,820	552,830
Boeing Co. (The) (a)	4,093	1,319,993
Booking Holdings, Inc. *(a)	1,187	2,044,513
Booz Allen Hamilton Holding Corp. (a)	4,703	211,964
Boston Beer Co., Inc. (The), Class A *(a)	2,398	577,534
Boyd Gaming Corp. (a)	1,685	35,014
Brinker International, Inc. (a)	8,351	367,277
Bristol-Myers Squibb Co. (a)	13,178	684,992
Broadridge Financial Solutions, Inc. (a)	419	40,329
BRP, Inc. (a)	13,116	339,525
Bruker Corp. (a)	4,248	126,463
Brunswick Corp. (a)	11,692	543,093
Burlington Stores, Inc. *(a)	2,271	369,424
Cadence Design Systems, Inc. *(a)	10,709	465,627
Capital One Financial Corp. (a)	4,086	308,861
Cardinal Health, Inc. (a)	6,385	284,771
Carlisle Cos., Inc. (a)	314	31,563
Carnival Corp. (a)	3,933	193,897

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
Cars.com, Inc. *(a)	2,259	$48,569
CDK Global, Inc. (a)	608	29,111
CDW Corp. (a)	9,589	777,188
Celanese Corp. (a)	496	44,625
Celgene Corp. *(a)	23,014	1,474,967
Centene Corp. *(a)	2,480	285,944
CenturyLink, Inc. (a)	77,450	1,173,368
Cerner Corp. *(a)	3,435	180,131
CH Robinson Worldwide, Inc. (a)	7,653	643,541
Charles River Laboratories International, Inc. *(a)	18,115	2,050,256
Cheesecake Factory, Inc. (The) (a)	2,289	99,594
Chemed Corp. (a)	363	102,831
Chesapeake Energy Corp. *	318,139	668,092
Chubb Ltd. (a)	310	40,046
Church & Dwight Co., Inc. (a)	582	38,272
Churchill Downs, Inc. (a)	755	184,175
Ciena Corp. *(a)	19,990	677,861
Cigna Corp. (a)	13,183	2,503,716
Cinemark Holdings, Inc. (a)	4,848	173,558
Cirrus Logic, Inc. *(a)	12,945	429,515
Cisco Systems, Inc. (a)	18,149	786,396
Citrix Systems, Inc. (a)	5,693	583,305
Clorox Co. (The) (a)	1,693	260,959
CME Group, Inc. (a)	1,095	205,991
CNX Resources Corp. *	11,087	126,614
Cognizant Technology Solutions Corp., Class A (a)	8,124	515,712
Columbia Sportswear Co. (a)	3,713	312,226
Comcast Corp., Class A (a)	8,057	274,341
Commerce Bancshares, Inc. (a)	732	41,263
CommScope Holding Co., Inc. *(a)	14,996	245,784
ConocoPhillips (a)	1,930	120,336
Consolidated Edison, Inc. (a)	45,973	3,515,097
Constellation Brands, Inc., Class A (a)	892	143,451
Cooper Cos., Inc. (The) (a)	1,709	434,941
Costco Wholesale Corp. (a)	8,240	1,678,570
Cracker Barrel Old Country Store, Inc. (a)	3,800	607,468
Crane Co. (a)	1,397	100,835
Credit Acceptance Corp. *(a)	308	117,582
Cummins, Inc. (a)	2,599	347,330
Curtiss-Wright Corp. (a)	6,374	650,913
Dana, Inc. (a)	3,261	44,447
Danaher Corp. (a)	18,170	1,873,690
Darden Restaurants, Inc. (a)	4,424	441,781
DaVita, Inc. *(a)	1,048	53,930
Deckers Outdoor Corp. *(a)	9,908	1,267,729
Deere & Co. (a)	467	69,662
Dell Technologies, Inc., Class C *	10,052	491,237
Delphi Technologies plc	4,395	62,936
Delta Air Lines, Inc. (a)	14,353	716,215
Dick’s Sporting Goods, Inc. (a)	23,136	721,843
Dillard’s, Inc., Class A (a)	11,706	705,989
Discover Financial Services (a)	3,099	182,779
Dolby Laboratories, Inc., Class A (a)	488	30,178
Dollar General Corp. (a)	2,532	273,659

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
DR Horton, Inc. (a)	1,067	$36,982
DTE Energy Co. (a)	5,813	641,174
Dun & Bradstreet Corp. (The) (a)	612	87,357
DXC Technology Co. (a)	3,073	163,391
Eastman Chemical Co. (a)	630	46,059
Eaton Corp. plc (a)	13,466	924,576
eBay, Inc. *(a)	7,252	203,564
EchoStar Corp., Class A *(a)	1,764	64,774
Edwards Lifesciences Corp. *(a)	4,058	621,564
Eldorado Resorts, Inc. *(a)	17,016	616,149
Electronic Arts, Inc. *(a)	8,452	666,947
Eli Lilly & Co. (a)	16,351	1,892,138
EMCOR Group, Inc. (a)	1,485	88,640
Encompass Health Corp. (a)	3,565	219,961
EnerSys (a)	2,486	192,938
EPAM Systems, Inc. *(a)	419	48,608
Estee Lauder Cos., Inc. (The), Class A (a)	9,977	1,298,008
Everest Re Group Ltd. (a)	4,421	962,717
Exelixis, Inc. *(a)	58,261	1,145,994
Exelon Corp. (a)	45,081	2,033,153
Expedia Group, Inc. (a)	1,356	152,753
Expeditors International of Washington, Inc. (a)	4,489	305,656
F5 Networks, Inc. *(a)	6,070	983,522
Facebook, Inc., Class A *(a)	10,858	1,423,375
Fair Isaac Corp. *(a)	1,038	194,106
Federated Investors, Inc., Class B (a)	10,143	269,297
Fidelity National Financial, Inc. (a)	2,929	92,088
First American Financial Corp. (a)	2,660	118,742
Fiserv, Inc. *(a)	480	35,275
FLIR Systems, Inc. (a)	6,481	282,183
Foot Locker, Inc. (a)	27,157	1,444,752
Fortinet, Inc. *(a)	9,967	701,976
Gap, Inc. (The) (a)	22,515	579,986
GATX Corp. (a)	2,145	151,887
General Dynamics Corp. (a)	1,602	251,850
Gilead Sciences, Inc. (a)	25,763	1,611,476
Globus Medical, Inc., Class A *(a)	16,331	706,806
Goodyear Tire & Rubber Co. (The) (a)	1,854	37,840
Graham Holdings Co., Class B (a)	942	603,426
Grand Canyon Education, Inc. *(a)	595	57,203
GrubHub, Inc. *(a)	2,179	167,369
H&R Block, Inc. (a)	40,348	1,023,629
Haemonetics Corp. *(a)	3,240	324,162
Hanover Insurance Group, Inc. (The) (a)	1,149	134,169
Hasbro, Inc. (a)	1,523	123,744
HCA Healthcare, Inc. (a)	14,597	1,816,597
Helen of Troy Ltd. *(a)	2,751	360,876
Helmerich & Payne, Inc. (a)	13,268	636,068
Herman Miller, Inc. (a)	4,872	147,378
Hewlett Packard Enterprise Co. (a)	25,133	332,007
Hill-Rom Holdings, Inc. (a)	4,075	360,841
HollyFrontier Corp. (a)	25,786	1,318,180
Honeywell International, Inc. (a)	3,841	507,473
Hormel Foods Corp. (a)	1,594	68,032
HP, Inc. (a)	24,335	497,894

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
Humana, Inc. (a)	6,046	$1,732,058
Huntington Ingalls Industries, Inc. (a)	7,667	1,459,107
IAC/InterActiveCorp *(a)	4,166	762,545
ICU Medical, Inc. *(a)	1,287	295,534
Illumina, Inc. *(a)	1,001	300,230
Ingredion, Inc. (a)	1,776	162,326
Intel Corp. (a)	19,424	911,568
InterDigital, Inc. (a)	710	47,165
International Business Machines Corp. (a)	6,252	710,665
International Paper Co. (a)	16,043	647,495
Intuit, Inc. (a)	2,860	562,991
Intuitive Surgical, Inc. *(a)	473	226,529
IQVIA Holdings, Inc. *(a)	13,854	1,609,419
ITT, Inc. (a)	3,071	148,237
j2 Global, Inc. (a)	14,375	997,338
Jabil, Inc. (a)	17,269	428,099
Jacobs Engineering Group, Inc. (a)	3,374	197,244
Jazz Pharmaceuticals plc *(a)	2,308	286,100
JetBlue Airways Corp. *(a)	58,333	936,828
John Wiley & Sons, Inc., Class A (a)	4,949	232,455
Johnson & Johnson (a)	8,841	1,140,931
JPMorgan Chase & Co. (a)	2,513	245,319
Juniper Networks, Inc. (a)	13,499	363,258
KB Home (a)	5,452	104,133
Keysight Technologies, Inc. *(a)	3,685	228,765
Kirby Corp. *(a)	1,921	129,399
KLA-Tencor Corp. (a)	430	38,481
Kohl’s Corp. (a)	34,780	2,307,306
Kroger Co. (The) (a)	38,261	1,052,178
Laboratory Corp. of America Holdings *(a)	10,890	1,376,060
Lam Research Corp. (a)	3,756	511,455
Landstar System, Inc. (a)	2,300	220,041
Lennar Corp., Class A (a)	5,816	227,696
Lockheed Martin Corp. (a)	1,040	272,314
LogMeIn, Inc. (a)	3,952	322,365
Lowe’s Cos., Inc. (a)	3,401	314,116
LPL Financial Holdings, Inc. (a)	572	34,938
Lululemon Athletica, Inc. *(a)	5,132	624,103
Lumentum Holdings, Inc. *(a)	15,546	653,087
LyondellBasell Industries NV, Class A (a)	3,810	316,839
Macy’s, Inc. (a)	75,971	2,262,416
Mallinckrodt plc *(a)	30,577	483,116
Manhattan Associates, Inc. *(a)	2,708	114,738
ManpowerGroup, Inc. (a)	13,053	845,834
Marathon Petroleum Corp. (a)	6,944	409,765
Masimo Corp. *(a)	4,247	456,000
Match Group, Inc. (a)	10,282	439,761
MAXIMUS, Inc. (a)	4,095	266,544
McDermott International, Inc. *(a)	118,329	773,872
McKesson Corp. (a)	2,303	254,412
MEDNAX, Inc. *(a)	8,769	289,377
Medtronic plc (a)	20,110	1,829,205
Merck & Co., Inc. (a)	34,486	2,635,076
Mettler-Toledo International, Inc. *(a)	150	84,837
Michael Kors Holdings Ltd. *(a)	3,983	151,035
Michaels Cos., Inc. (The) *(a)	14,298	193,595
Micron Technology, Inc. *(a)	105,275	3,340,377

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
Microsoft Corp. (a)	12,520	$1,271,656
MKS Instruments, Inc. (a)	7,827	505,702
Molina Healthcare, Inc. *(a)	664	77,170
Molson Coors Brewing Co., Class B (a)	676	37,964
Morgan Stanley (a)	2,214	87,785
MSA Safety, Inc. (a)	1,115	105,111
MSCI, Inc. (a)	292	43,050
Murphy USA, Inc. *(a)	2,943	225,552
Mylan NV *(a)	31,835	872,279
Nasdaq, Inc. (a)	821	66,969
Netflix, Inc. *(a)	139	37,205
New Jersey Resources Corp. (a)	5,579	254,793
NextEra Energy, Inc. (a)	1,765	306,792
NIKE, Inc., Class B (a)	6,522	483,541
Nordstrom, Inc. (a)	2,623	122,258
Norfolk Southern Corp. (a)	264	39,479
Northrop Grumman Corp. (a)	1,078	264,002
NorthWestern Corp. (a)	10,415	619,068
Norwegian Cruise Line Holdings Ltd. *(a)	4,427	187,661
NRG Energy, Inc. (a)	14,381	569,488
Nu Skin Enterprises, Inc., Class A (a)	6,735	413,058
NuVasive, Inc. *(a)	2,201	109,082
Old Dominion Freight Line, Inc. (a)	801	98,915
Old Republic International Corp. (a)	28,392	584,023
Omnicom Group, Inc. (a)	1,143	83,713
ON Semiconductor Corp. *(a)	33,144	547,207
OneMain Holdings, Inc. *(a)	9,099	221,015
Oracle Corp. (a)	28,920	1,305,738
Oshkosh Corp. (a)	578	35,437
Packaging Corp. of America (a)	2,028	169,257
Parker-Hannifin Corp. (a)	585	87,247
Patterson Cos., Inc. (a)	2,583	50,782
Patterson-UTI Energy, Inc. (a)	43,799	453,320
Paycom Software, Inc. *(a)	352	43,102
PBF Energy, Inc., Class A (a)	55,033	1,797,928
Penske Automotive Group, Inc. (a)	5,080	204,826
PerkinElmer, Inc. (a)	2,366	185,849
Pfizer, Inc. (a)	64,349	2,808,835
Phillips 66 (a)	1,881	162,048
Pilgrim’s Pride Corp. *(a)	28,682	444,858
Popular, Inc. (a)	2,087	98,548
PRA Health Sciences, Inc. *(a)	15,877	1,460,049
Progressive Corp. (The) (a)	880	53,090
PTC, Inc. *(a)	460	38,134
Public Service Enterprise Group, Inc. (a)	15,360	799,488
PulteGroup, Inc. (a)	62,967	1,636,512
QIAGEN NV *(a)	9,723	334,957
Qorvo, Inc. *(a)	1,743	105,852
Quanta Services, Inc. (a)	21,957	660,906
Quest Diagnostics, Inc. (a)	3,856	321,089
Qurate Retail, Inc. *(a)	25,830	504,202
Ralph Lauren Corp. (a)	2,794	289,067
Raytheon Co. (a)	8,152	1,250,109
Regal Beloit Corp. (a)	2,881	201,814
Regeneron Pharmaceuticals, Inc. *(a)	3,578	1,336,383
Reinsurance Group of America, Inc. (a)	6,606	926,359
Reliance Steel & Aluminum Co. (a)	496	35,300

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
Republic Services, Inc. (a)	2,989	$215,477
ResMed, Inc. (a)	7,337	835,464
Robert Half International, Inc. (a)	27,468	1,571,170
Ross Stores, Inc. (a)	4,871	405,267
Royal Caribbean Cruises Ltd. (a)	1,891	184,921
RPC, Inc. (a)	44,975	443,903
Sally Beauty Holdings, Inc. *(a)	31,758	541,474
Sanderson Farms, Inc. (a)	443	43,985
Santander Consumer USA Holdings, Inc. (a)	9,509	167,263
Schneider National, Inc., Class B (a)	3,747	69,956
Science Applications International Corp. (a)	1,438	91,601
Seagate Technology plc (a)	25,229	973,587
Service Corp. International (a)	16,956	682,649
ServiceMaster Global Holdings, Inc. *(a)	7,656	281,281
Silgan Holdings, Inc. (a)	2,956	69,821
Skechers U.S.A., Inc., Class A *(a)	12,783	292,603
SM Energy Co. (a)	17,982	278,361
Snap-on, Inc. (a)	3,884	564,306
Sonoco Products Co. (a)	4,559	242,220
Southwest Airlines Co. (a)	1,400	65,072
Southwestern Energy Co. *	181,706	619,617
Spirit AeroSystems Holdings, Inc., Class A (a)	15,399	1,110,114
SS&C Technologies Holdings, Inc. (a)	964	43,486
STERIS plc (a)	3,615	386,263
Stryker Corp. (a)	3,731	584,834
SunTrust Banks, Inc. (a)	582	29,356
Symantec Corp. (a)	45,825	865,863
Synchrony Financial (a)	5,750	134,895
Synopsys, Inc. *(a)	1,976	166,458
T. Rowe Price Group, Inc. (a)	1,627	150,205
Tapestry, Inc.	12,441	419,884
Target Corp. (a)	16,514	1,091,410
Tech Data Corp. *(a)	11,417	934,025
TEGNA, Inc. (a)	31,178	338,905
Teledyne Technologies, Inc. *(a)	4,185	866,588
Telephone & Data Systems, Inc. (a)	12,447	405,025
Texas Instruments, Inc. (a)	449	42,431
Textron, Inc. (a)	31,470	1,447,305
Thermo Fisher Scientific, Inc. (a)	10,495	2,348,677
TJX Cos., Inc. (The) (a)	6,470	289,468
T-Mobile US, Inc. *(a)	13,862	881,762
Toll Brothers, Inc. (a)	5,730	188,689
Torchmark Corp. (a)	12,202	909,415
Total System Services, Inc. (a)	384	31,215
Tractor Supply Co. (a)	491	40,969
Travelers Cos., Inc. (The) (a)	2,353	281,772
TRI Pointe Group, Inc. *(a)	17,485	191,111
TripAdvisor, Inc. *(a)	3,344	180,375
Tyson Foods, Inc., Class A (a)	5,350	285,690
Ubiquiti Networks, Inc. (a)	793	78,832
UGI Corp. (a)	8,431	449,794
United Continental Holdings, Inc. *(a)	15,881	1,329,716
United Rentals, Inc. *(a)	1,712	175,531
United Technologies Corp. (a)	3,830	407,818

INVESTMENTS	SHARES	VALUE
United States - 58.0% (continued)
United Therapeutics Corp. *(a)	13,559	$1,476,575
UnitedHealth Group, Inc. (a)	5,183	1,291,189
Universal Health Services, Inc., Class B (a)	10,190	1,187,746
Urban Outfitters, Inc. *(a)	22,576	749,523
Valero Energy Corp. (a)	12,123	908,861
Varian Medical Systems, Inc. *(a)	5,977	677,254
Veeva Systems, Inc., Class A *(a)	3,192	285,109
VeriSign, Inc. *(a)	4,105	608,730
Verizon Communications, Inc. (a)	62,075	3,489,858
Vertex Pharmaceuticals, Inc. *(a)	1,381	228,846
VF Corp. (a)	6,284	448,301
Viacom, Inc., Class B (a)	88,658	2,278,511
Vishay Intertechnology, Inc. (a)	13,801	248,556
Vistra Energy Corp. *(a)	83,188	1,904,173
VMware, Inc., Class A (a)	3,290	451,158
Voya Financial, Inc. (a)	3,324	133,425
Walgreens Boots Alliance, Inc. (a)	16,561	1,131,613
Walmart, Inc. (a)	17,586	1,638,136
Walt Disney Co. (The) (a)	5,803	636,299
Waste Management, Inc. (a)	9,753	867,919
Waters Corp. *(a)	2,597	489,924
Weight Watchers International, Inc. *(a)	8,285	319,387
Werner Enterprises, Inc. (a)	19,366	572,072
WESCO International, Inc. *(a)	1,561	74,928
West Pharmaceutical Services, Inc. (a)	1,944	190,570
Westlake Chemical Corp. (a)	549	36,327
Williams-Sonoma, Inc. (a)	7,114	358,901
Woodward, Inc. (a)	3,115	231,413
WW Grainger, Inc. (a)	383	108,144
Zebra Technologies Corp., Class A *(a)	3,113	495,683
Zimmer Biomet Holdings, Inc. (a)	4,534	470,266
Zoetis, Inc. (a)	14,273	1,220,912

		215,701,887

TOTAL COMMON STOCKS (Cost $349,299,104)		332,355,808

	NO. OF RIGHTS
RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Repsol SA, expiring 1/18/2019 (2)* (Cost $32,019)	69,647	31,919

	SHARES
SHORT-TERM INVESTMENTS - 74.2%
INVESTMENT COMPANIES - 51.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (d)	21,640	21,640
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (d)	86,560	86,560
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (d)(e)	9,540,000	9,540,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
INVESTMENT COMPANIES - 51.1% (continued)
Limited Purpose Cash Investment Fund, 2.50% (d)	180,042,255	$180,042,255
UBS Select Treasury Preferred Fund, Class I, 2.34% (d)	108,200	108,200

TOTAL INVESTMENT COMPANIES (Cost $189,768,872)		189,798,655

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 23.1%
U.S. Treasury Bills 2.20%, 1/24/2019 (2)(f)	$11,800,000	11,783,540
2.20%, 1/31/2019 (2)(f)	11,800,000	11,778,232
2.22%, 2/7/2019 (2)(f)	11,800,000	11,772,108
2.22%, 2/14/2019 (2)(f)	11,800,000	11,766,244
2.22%, 2/21/2019 (2)(f)	11,800,000	11,761,281
2.24%, 2/28/2019 (2)(f)	11,800,000	11,755,510
2.27%, 3/7/2019 (2)(f)(g)	7,903,000	7,869,544
2.29%, 3/14/2019 (2)(f)(g)	1,214,000	1,208,293
2.51%, 6/27/2019 (2)(f)	3,092,000	3,055,135
2.54%, 7/5/2019 (2)(f)	2,940,000	2,902,563

TOTAL U.S. TREASURY OBLIGATIONS (Cost $85,661,307)		85,652,450

TOTAL SHORT-TERM INVESTMENTS (Cost $275,430,179)		275,451,105

TOTAL LONG POSITIONS (Cost $624,761,302)		607,838,832

	SHARES
SHORT POSITIONS - (75.3)%
COMMON STOCKS - (75.3)%

Argentina - (0.3)%
MercadoLibre, Inc. *	(3,454)	(1,011,504)

Australia - (1.2)%
Alumina Ltd. (2)	(21,225)	(34,380)
AMP Ltd. (2)	(295,383)	(509,912)
APA Group (2)	(45,776)	(274,205)
Caltex Australia Ltd. (2)	(2,141)	(38,412)
Challenger Ltd. (2)	(49,901)	(333,619)
Domino’s Pizza Enterprises Ltd. (2)	(11,470)	(328,583)
Iluka Resources Ltd. (2)	(16,241)	(87,264)
LendLease Group (2)	(15,996)	(131,043)
Medibank Pvt Ltd. (2)	(82,903)	(150,086)
Origin Energy Ltd. (2)*	(52,266)	(238,418)
QBE Insurance Group Ltd. (2)	(122,392)	(871,507)
Ramsay Health Care Ltd. (2)	(2,718)	(110,559)
SEEK Ltd. (2)	(34,676)	(413,691)
Tabcorp Holdings Ltd. (2)	(13,666)	(41,315)
Transurban Group (2)	(36,357)	(298,401)
Treasury Wine Estates Ltd. (2)	(35,377)	(368,904)
Vocus Group Ltd. (2)*	(75,131)	(169,453)

		(4,399,752)

INVESTMENTS	SHARES	VALUE
Austria - (0.1)%
ams AG (2)	(21,803)	$(525,022)

Belgium - (0.5)%
Anheuser-Busch InBev SA/NV (2)	(12,473)	(821,709)
Galapagos NV (2)*	(5,319)	(487,545)
Telenet Group Holding NV (2)	(8,107)	(377,077)

		(1,686,331)

Canada - (2.0)%
Agnico Eagle Mines Ltd.	(2,310)	(93,232)
AltaGas Ltd.	(48,843)	(497,303)
BlackBerry Ltd. *	(39,604)	(281,684)
Bombardier, Inc., Class B *	(76,119)	(113,186)
Cameco Corp.	(36,725)	(416,425)
Canadian Utilities Ltd., Class A	(1,462)	(33,541)
CCL Industries, Inc., Class B	(1,558)	(57,130)
Cenovus Energy, Inc.	(20,976)	(147,502)
Dollarama, Inc.	(12,319)	(292,996)
Element Fleet Management Corp.	(55,081)	(278,794)
Enbridge, Inc.	(37,534)	(1,165,995)
Imperial Oil Ltd.	(2,129)	(53,942)
Inter Pipeline Ltd.	(17,493)	(247,813)
Keyera Corp.	(11,317)	(213,955)
Onex Corp.	(1,269)	(69,111)
Pembina Pipeline Corp.	(15,109)	(448,334)
PrairieSky Royalty Ltd.	(9,816)	(127,050)
Restaurant Brands International, Inc.	(3,599)	(188,017)
Shopify, Inc., Class A *	(3,954)	(546,789)
SNC-Lavalin Group, Inc.	(2,021)	(67,979)
Stars Group, Inc. (The) *	(17,079)	(281,981)
Teck Resources Ltd., Class B	(1,648)	(35,478)
TransCanada Corp.	(27,216)	(971,858)
Wheaton Precious Metals Corp.	(38,103)	(743,807)

		(7,373,902)

Chile - 0.0% (b)
Antofagasta plc (2)	(8,858)	(88,594)
Lundin Mining Corp.	(8,733)	(36,078)

		(124,672)

Colombia - (0.1)%
Millicom International Cellular SA, SDR (2)	(4,215)	(266,707)

Denmark - (0.6)%
AP Moller - Maersk A/S, Class B (2)	(1,238)	(1,557,320)
Chr Hansen Holding A/S (2)	(386)	(34,264)
FLSmidth & Co. A/S (2)	(4,295)	(193,725)
Genmab A/S (2)*	(2,858)	(469,914)

		(2,255,223)

Finland - (0.2)%
Cargotec OYJ, Class B (2)	(1,200)	(36,825)
Huhtamaki OYJ (2)	(4,253)	(131,603)
Metso OYJ (2)	(4,238)	(111,342)
Nokian Renkaat OYJ (2)	(1,392)	(42,753)
Orion OYJ, Class B (2)	(8,958)	(311,639)
Outokumpu OYJ (2)	(7,905)	(28,815)
Wartsila OYJ Abp (2)	(3,801)	(60,675)

		(723,652)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
France - (1.5)%
Accor SA (2)	(7,283)	$(309,705)
Airbus SE (2)	(7,668)	(731,065)
Altran Technologies SA (2)	(13,806)	(110,961)
BioMerieux (2)	(1,283)	(84,627)
Bollore SA (2)*	(36)	(141)
Bollore SA (2)	(27,444)	(110,030)
Bureau Veritas SA (2)	(1,428)	(29,099)
Cie Plastic Omnium SA (2)	(3,182)	(73,441)
Dassault Systemes SE (2)	(3,179)	(377,601)
Edenred (2)	(12,431)	(457,821)
Elior Group SA (2)(c)	(2,695)	(40,326)
Getlink SE (2)	(2,749)	(36,939)
Iliad SA (2)	(7,153)	(1,003,869)
Ingenico Group SA (2)	(5,950)	(337,528)
JCDecaux SA (2)	(4,826)	(135,587)
Natixis SA (2)	(7,408)	(34,940)
Orpea (2)	(1,693)	(172,921)
Remy Cointreau SA (2)	(1,865)	(211,395)
Safran SA (2)	(684)	(82,036)
SEB SA (2)	(459)	(59,321)
Sopra Steria Group (2)	(313)	(28,917)
SPIE SA (2)	(3,359)	(44,596)
Technicolor SA (Registered) (2)*	(75,575)	(82,589)
Valeo SA (2)	(20,326)	(592,820)
Vivendi SA (2)	(18,644)	(451,881)
Worldline SA (2)*(c)	(634)	(30,660)

		(5,630,816)

Germany - (1.8)%
1&1 Drillisch AG (2)	(8,873)	(453,156)
Beiersdorf AG (2)	(408)	(42,555)
CECONOMY AG (2)	(41,062)	(148,101)
Commerzbank AG (2)*	(23,904)	(158,725)
Continental AG (2)	(271)	(37,733)
CTS Eventim AG & Co. KGaA (2)	(1,037)	(38,726)
Delivery Hero SE (2)*(c)	(7,207)	(269,066)
Deutsche Bank AG (Registered) (2)	(206,467)	(1,646,614)
Deutsche Post AG (Registered) (2)	(1,077)	(29,412)
Duerr AG (2)	(988)	(34,797)
Fielmann AG (2)	(1,447)	(89,608)
GEA Group AG (2)	(12,915)	(332,505)
Infineon Technologies AG (2)	(58,188)	(1,165,021)
KION Group AG (2)	(1,120)	(56,956)
LANXESS AG (2)	(629)	(28,919)
OSRAM Licht AG (2)	(19,981)	(869,545)
Telefonica Deutschland Holding AG (2)	(94,278)	(371,071)
thyssenkrupp AG (2)	(21,488)	(369,120)
United Internet AG (Registered) (2)	(3,949)	(172,842)
Zalando SE (2)*(c)	(8,733)	(225,647)

		(6,540,119)

Ghana - (0.1)%
Kosmos Energy Ltd. *	(143,078)	(556,573)

Ireland - (0.1)%
James Hardie Industries plc, CHESS (2)	(38,607)	(420,615)

INVESTMENTS	SHARES	VALUE
Italy - (1.3)%
Atlantia SpA (2)	(11,298)	$(233,814)
Banca Generali SpA (2)	(10,489)	(218,058)
Brembo SpA (2)	(18,680)	(190,644)
Buzzi Unicem SpA (2)	(10,221)	(176,294)
Davide Campari-Milano SpA (2)	(32,975)	(279,245)
Ferrari NV (2)	(13,582)	(1,351,466)
FinecoBank Banca Fineco SpA (2)	(22,618)	(227,570)
Leonardo SpA (2)	(72,856)	(641,877)
Moncler SpA (2)	(10,255)	(341,262)
Pirelli & C SpA (2)*(c)	(5,672)	(36,449)
Prysmian SpA (2)	(21,531)	(418,929)
Recordati SpA (2)	(13,227)	(458,054)
UniCredit SpA (2)	(11,961)	(135,481)

		(4,709,143)

Japan - (11.9)%
Acom Co. Ltd. (2)	(14,100)	(45,867)
Advantest Corp. (2)	(10,300)	(210,745)
Aeon Co. Ltd. (2)	(25,700)	(502,334)
Ajinomoto Co., Inc. (2)	(1,600)	(28,431)
ANA Holdings, Inc. (2)	(8,200)	(294,372)
Asahi Intecc Co. Ltd. (2)	(7,900)	(334,213)
Asics Corp. (2)	(4,200)	(53,343)
Bank of Kyoto Ltd. (The) (2)	(900)	(36,985)
Benesse Holdings, Inc. (2)	(4,100)	(104,298)
Calbee, Inc. (2)	(1,200)	(37,481)
Casio Computer Co. Ltd. (2)	(12,500)	(148,203)
Chiyoda Corp. (2)	(36,300)	(101,998)
Chugai Pharmaceutical Co. Ltd. (2)	(700)	(40,599)
Chugoku Electric Power Co., Inc. (The) (2)	(4,800)	(62,380)
Coca-Cola Bottlers Japan Holdings, Inc. (2)	(9,100)	(271,372)
Cosmos Pharmaceutical Corp. (2)	(3,700)	(617,342)
CyberAgent, Inc. (2)	(21,600)	(835,004)
Daifuku Co. Ltd. (2)	(23,300)	(1,056,434)
Daiichi Sankyo Co. Ltd. (2)	(14,000)	(447,800)
Daikin Industries Ltd. (2)	(15,000)	(1,593,833)
Denso Corp. (2)	(2,900)	(128,376)
Disco Corp. (2)	(1,800)	(209,284)
Don Quijote Holdings Co. Ltd. (2)	(10,300)	(636,813)
Eisai Co. Ltd. (2)	(5,600)	(433,551)
FamilyMart UNY Holdings Co. Ltd. (2)	(4,200)	(528,588)
FANUC Corp. (2)	(2,200)	(333,871)
Fast Retailing Co. Ltd. (2)	(2,400)	(1,225,778)
Fuji Electric Co. Ltd. (2)	(5,000)	(147,262)
Hamamatsu Photonics KK (2)	(1,200)	(40,215)
Hikari Tsushin, Inc. (2)	(1,500)	(234,459)
Hirose Electric Co. Ltd. (2)	(800)	(78,267)
Hisamitsu Pharmaceutical Co., Inc. (2)	(700)	(38,642)
Hitachi Chemical Co. Ltd. (2)	(2,100)	(31,592)
Isetan Mitsukoshi Holdings Ltd. (2)	(14,600)	(161,311)
Itochu Techno-Solutions Corp. (2)	(6,100)	(118,124)
Izumi Co. Ltd. (2)	(1,400)	(65,122)
J Front Retailing Co. Ltd. (2)	(15,500)	(177,408)
Japan Airport Terminal Co. Ltd. (2)	(7,900)	(273,099)
JGC Corp. (2)	(14,500)	(204,077)
Kakaku.com, Inc. (2)	(13,700)	(242,336)
Kansai Paint Co. Ltd. (2)	(18,300)	(351,494)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Japan - (11.9)% (continued)
Keihan Holdings Co. Ltd. (2)	(1,100)	$(44,821)
Keikyu Corp. (2)	(23,100)	(377,485)
Keio Corp. (2)	(3,500)	(203,675)
Keisei Electric Railway Co. Ltd. (2)	(1,200)	(37,597)
Keyence Corp. (2)	(2,600)	(1,314,159)
Kikkoman Corp. (2)	(8,900)	(476,280)
Kintetsu Group Holdings Co. Ltd. (2)	(4,400)	(191,194)
Kobayashi Pharmaceutical Co. Ltd. (2)	(1,200)	(81,379)
Koito Manufacturing Co. Ltd. (2)	(3,800)	(196,055)
Kose Corp. (2)	(4,500)	(706,851)
Lawson, Inc. (2)	(2,900)	(183,438)
LINE Corp. (2)*	(23,000)	(785,513)
Lion Corp. (2)	(6,300)	(130,205)
LIXIL Group Corp. (2)	(30,900)	(383,068)
M3, Inc. (2)	(45,700)	(615,635)
Makita Corp. (2)	(6,100)	(216,648)
Marui Group Co. Ltd. (2)	(43,000)	(833,336)
Matsumotokiyoshi Holdings Co. Ltd. (2)	(1,300)	(39,971)
MEIJI Holdings Co. Ltd. (2)	(2,800)	(228,193)
Mercari, Inc. (2)*	(1,800)	(30,049)
MINEBEA MITSUMI, Inc. (2)	(11,700)	(168,714)
MISUMI Group, Inc. (2)	(27,600)	(581,443)
Mitsubishi Logistics Corp. (2)	(2,200)	(49,990)
Mitsui OSK Lines Ltd. (2)	(8,100)	(175,283)
MonotaRO Co. Ltd. (2)	(46,200)	(1,138,893)
Murata Manufacturing Co. Ltd. (2)	(5,500)	(741,124)
Nabtesco Corp. (2)	(10,300)	(223,004)
Nankai Electric Railway Co. Ltd. (2)	(2,400)	(63,584)
Nidec Corp. (2)	(13,800)	(1,561,429)
Nifco, Inc. (2)	(7,400)	(175,075)
Nikon Corp. (2)	(2,600)	(38,727)
Nintendo Co. Ltd. (2)	(5,600)	(1,487,019)
Nippon Paint Holdings Co. Ltd. (2)	(8,300)	(282,794)
Nippon Shinyaku Co. Ltd. (2)	(9,000)	(570,433)
Nippon Yusen KK (2)	(4,700)	(71,868)
Nissin Foods Holdings Co. Ltd. (2)	(1,800)	(112,782)
Nitori Holdings Co. Ltd. (2)	(2,400)	(300,577)
Nitto Denko Corp. (2)	(600)	(30,093)
Nomura Research Institute Ltd. (2)	(4,900)	(181,705)
Obic Co. Ltd. (2)	(2,300)	(177,534)
Odakyu Electric Railway Co. Ltd. (2)	(8,300)	(182,522)
Olympus Corp. (2)	(4,600)	(140,690)
Ono Pharmaceutical Co. Ltd. (2)	(5,800)	(118,440)
Oriental Land Co. Ltd. (2)	(7,100)	(714,043)
Panasonic Corp. (2)	(4,400)	(39,527)
Park24 Co. Ltd. (2)	(8,200)	(180,573)
PeptiDream, Inc. (2)*	(27,200)	(1,073,867)
Persol Holdings Co. Ltd. (2)	(58,300)	(864,791)
Pigeon Corp. (2)	(12,500)	(533,159)
Rakuten, Inc. (2)	(27,300)	(183,146)
Recruit Holdings Co. Ltd. (2)	(27,700)	(669,197)
Renesas Electronics Corp. (2)*	(114,800)	(521,413)
Ricoh Co. Ltd. (2)	(6,900)	(67,426)
Rinnai Corp. (2)	(700)	(46,092)
Rohm Co. Ltd. (2)	(4,600)	(293,595)
Ryohin Keikaku Co. Ltd. (2)	(1,100)	(267,061)
Santen Pharmaceutical Co. Ltd. (2)	(2,500)	(36,071)
Sega Sammy Holdings, Inc. (2)	(7,900)	(110,132)

INVESTMENTS	SHARES	VALUE
Japan - (11.9)% (continued)
Seibu Holdings, Inc. (2)	(2,100)	$(36,526)
Seiko Epson Corp. (2)	(3,600)	(50,280)
Sharp Corp. (2)	(20,100)	(201,238)
Shimadzu Corp. (2)	(10,200)	(201,142)
Shimano, Inc. (2)	(2,200)	(310,128)
Shiseido Co. Ltd. (2)	(8,300)	(519,812)
SMC Corp. (2)	(300)	(90,322)
SoftBank Group Corp. (2)	(8,200)	(537,093)
Sohgo Security Services Co. Ltd. (2)	(3,700)	(172,874)
Sony Corp. (2)	(900)	(43,389)
Sony Financial Holdings, Inc. (2)	(20,700)	(385,777)
Sosei Group Corp. (2)*	(24,400)	(176,694)
Square Enix Holdings Co. Ltd. (2)	(5,100)	(138,837)
Stanley Electric Co. Ltd. (2)	(1,200)	(33,569)
SUMCO Corp. (2)	(22,000)	(245,014)
Sundrug Co. Ltd. (2)	(2,200)	(65,514)
Suruga Bank Ltd. (2)	(53,000)	(195,347)
Sysmex Corp. (2)	(5,600)	(265,950)
T&D Holdings, Inc. (2)	(13,900)	(160,789)
TDK Corp. (2)	(6,200)	(434,033)
Terumo Corp. (2)	(12,900)	(727,626)
THK Co. Ltd. (2)	(3,700)	(69,123)
Tobu Railway Co. Ltd. (2)	(3,100)	(83,701)
Tokyo Electron Ltd. (2)	(3,000)	(337,723)
Tokyu Corp. (2)	(3,400)	(55,559)
TOTO Ltd. (2)	(20,100)	(695,263)
Trend Micro, Inc. (2)	(600)	(32,421)
Tsuruha Holdings, Inc. (2)	(6,100)	(522,355)
Unicharm Corp. (2)	(12,300)	(397,806)
USS Co. Ltd. (2)	(5,800)	(97,315)
Welcia Holdings Co. Ltd. (2)	(9,400)	(424,883)
Yahoo Japan Corp. (2)	(24,700)	(61,447)
Yakult Honsha Co. Ltd. (2)	(7,700)	(539,029)
Yamaha Corp. (2)	(900)	(38,285)
Yamato Holdings Co. Ltd. (2)	(28,300)	(775,891)
Yaskawa Electric Corp. (2)	(31,200)	(762,658)
Yokogawa Electric Corp. (2)	(16,900)	(291,734)
Yokohama Rubber Co. Ltd. (The) (2)	(2,000)	(37,405)
ZOZO, Inc. (2)	(27,000)	(494,669)

		(44,441,292)

Luxembourg - 0.0% (b)
Eurofins Scientific SE (2)	(437)	(163,211)

Netherlands - (0.8)%
Aalberts Industries NV (2)	(860)	(28,602)
ALTICE EUROPE NV (2)*	(130,688)	(253,578)
ASML Holding NV (2)	(5,418)	(848,782)
Boskalis Westminster (2)	(5,210)	(129,310)
Heineken NV (2)	(476)	(42,072)
Koninklijke KPN NV (2)	(459,991)	(1,343,633)
OCI NV (2)*	(1,975)	(40,333)
SBM Offshore NV (2)	(10,937)	(161,599)

		(2,847,909)

Norway - (0.1)%
Schibsted ASA, Class A (2)	(7,017)	(235,753)
Yara International ASA (2)	(942)	(36,313)

		(272,066)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Panama - (0.2)%
Copa Holdings SA, Class A	(7,391)	$(581,746)

Singapore - (0.3)%
CapitaLand Ltd. (2)	(201,800)	(460,191)
City Developments Ltd. (2)	(35,100)	(209,256)
Jardine Cycle & Carriage Ltd. (2)	(8,100)	(209,700)
Singapore Airlines Ltd. (2)	(4,100)	(28,325)
Singapore Telecommunications Ltd. (2)	(29,600)	(63,706)

		(971,178)

South Africa - 0.0% (b)
Old Mutual Ltd. (2)	(77,110)	(114,994)

Spain - (1.1)%
Aena SME SA (2)(c)	(402)	(62,459)
Bankia SA (2)	(73,451)	(214,904)
Cellnex Telecom SA (2)(c)	(24,528)	(627,267)
Ferrovial SA (2)	(34,582)	(700,379)
Grifols SA (2)	(11,439)	(300,294)
Industria de Diseno Textil SA (2)	(84,162)	(2,148,210)

		(4,053,513)

Sweden - (0.5)%
Assa Abloy AB, Class B (2)	(18,142)	(324,865)
Atlas Copco AB, Class A (2)	(18,045)	(430,518)
Epiroc AB, Class A (2)*	(6,232)	(59,233)
Getinge AB, Class B (2)	(3,653)	(33,033)
Holmen AB, Class B (2)	(1,400)	(27,686)
Husqvarna AB, Class B (2)	(11,901)	(88,352)
NCC AB, Class B (2)	(3,594)	(55,895)
Nibe Industrier AB, Class B (2)	(3,435)	(35,310)
Saab AB, Class B (2)	(9,293)	(321,968)
Svenska Cellulosa AB SCA, Class B (2)	(45,503)	(353,589)
Swedish Match AB (2)	(909)	(35,785)

		(1,766,234)

Switzerland - (1.6)%
ABB Ltd. (Registered) (2)	(19,532)	(372,985)
Bucher Industries AG (Registered) (2)	(160)	(43,160)
Cie Financiere Richemont SA (Registered) (2)	(3,481)	(224,481)
Credit Suisse Group AG (Registered) (2)*	(74,298)	(812,203)
Dufry AG (Registered) (2)*	(2,577)	(245,388)
EMS-Chemie Holding AG (Registered) (2)	(262)	(124,743)
Glencore plc (2)*	(234,122)	(870,481)
Idorsia Ltd. (2)*	(13,709)	(227,793)
Julius Baer Group Ltd. (2)*	(970)	(34,567)
Kuehne + Nagel International AG (Registered) (2)	(437)	(56,254)
LafargeHolcim Ltd. (Registered) (2)*	(22,514)	(929,121)
OC Oerlikon Corp. AG (Registered) (2)*	(13,495)	(151,956)
Schindler Holding AG (2)	(1,209)	(240,051)
Sika AG (Registered) (2)	(229)	(29,088)
STMicroelectronics NV (2)	(91,178)	(1,285,236)
UBS Group AG (Registered) (2)*	(7,807)	(97,379)
Vifor Pharma AG (2)	(769)	(83,679)

		(5,828,565)

INVESTMENTS	SHARES	VALUE
United Arab Emirates - (0.1)%
NMC Health plc (2)	(6,781)	$(236,665)

United Kingdom - (1.3)%
AA plc (2)	(28,306)	(27,049)
Ashtead Group plc (2)	(1,977)	(41,239)
British American Tobacco plc (2)	(8,505)	(270,621)
Capita plc (2)*	(318,239)	(456,240)
CNH Industrial NV (2)	(77,063)	(696,287)
Cobham plc (2)*	(29,023)	(36,186)
ConvaTec Group plc (2)(c)	(55,288)	(97,932)
easyJet plc (2)	(2,826)	(39,821)
Hargreaves Lansdown plc (2)	(7,620)	(179,718)
Hiscox Ltd. (2)	(2,646)	(54,689)
Informa plc (2)	(3,633)	(29,161)
International Consolidated Airlines Group SA (2)	(6,672)	(52,626)
Melrose Industries plc (2)	(326,341)	(681,761)
Ocado Group plc (2)*	(5,282)	(53,240)
Pentair plc	(1,004)	(37,931)
Provident Financial plc (2)*	(26,706)	(195,612)
Prudential plc (2)	(42,345)	(756,131)
Quilter plc (2)(c)	(24,564)	(37,037)
Reckitt Benckiser Group plc (2)	(6,149)	(470,868)
Rentokil Initial plc (2)	(37,992)	(163,442)
RSA Insurance Group plc (2)	(14,266)	(93,624)
Severn Trent plc (2)	(1,948)	(45,156)
St James’s Place plc (2)	(6,913)	(83,259)
Standard Chartered plc (2)	(4,965)	(38,586)
Standard Life Aberdeen plc (2)	(38,258)	(125,270)
Subsea 7 SA (2)	(3,904)	(38,043)
Weir Group plc (The) (2)	(2,130)	(35,271)

		(4,836,800)

United States - (47.4)%
2U, Inc. *	(8,775)	(436,293)
3M Co.	(549)	(104,606)
Acadia Healthcare Co., Inc. *	(12,984)	(333,819)
ACI Worldwide, Inc. *	(1,065)	(29,469)
Acuity Brands, Inc.	(1,697)	(195,070)
Adient plc	(43,831)	(660,095)
Advanced Micro Devices, Inc. *	(14,934)	(275,682)
Agios Pharmaceuticals, Inc. *	(17,691)	(815,732)
Akorn, Inc. *	(109,625)	(371,629)
Alaska Air Group, Inc.	(9,609)	(584,708)
Albemarle Corp.	(14,488)	(1,116,590)
Alcoa Corp. *	(43,629)	(1,159,659)
Alkermes plc *	(9,140)	(269,721)
Allegheny Technologies, Inc. *	(35,118)	(764,519)
Allegion plc	(899)	(71,659)
Alliance Data Systems Corp.	(405)	(60,782)
Allscripts Healthcare Solutions, Inc. *	(26,550)	(255,942)
Alnylam Pharmaceuticals, Inc. *	(18,707)	(1,363,927)
Altria Group, Inc.	(10,433)	(515,286)
American Airlines Group, Inc.	(13,604)	(436,824)
American International Group, Inc.	(47,585)	(1,875,325)
AmerisourceBergen Corp.	(863)	(64,207)
Amphenol Corp., Class A	(774)	(62,709)
Anadarko Petroleum Corp.	(9,789)	(429,150)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
AO Smith Corp.	(4,147)	$(177,077)
Aon plc	(758)	(110,183)
Apache Corp.	(37,030)	(972,038)
Apple, Inc.	(4,483)	(707,148)
AptarGroup, Inc.	(858)	(80,712)
Aptiv plc	(23,804)	(1,465,612)
Aqua America, Inc.	(2,676)	(91,492)
Arconic, Inc.	(14,064)	(237,119)
Arista Networks, Inc. *	(2,067)	(435,517)
Ashland Global Holdings, Inc.	(3,233)	(229,414)
Aspen Insurance Holdings Ltd.	(4,676)	(196,345)
Atlassian Corp. plc, Class A *	(5,900)	(524,982)
Autodesk, Inc. *	(4,695)	(603,824)
Avanos Medical, Inc. *	(3,820)	(171,098)
Axalta Coating Systems Ltd. *	(47,351)	(1,108,960)
Axis Capital Holdings Ltd.	(12,214)	(630,731)
Baker Hughes a GE Co.	(65,658)	(1,411,647)
Ball Corp.	(25,331)	(1,164,719)
BancorpSouth Bank	(5,959)	(155,768)
Bank OZK	(7,831)	(178,782)
Belden, Inc.	(2,606)	(108,853)
Berry Global Group, Inc. *	(12,815)	(609,097)
BGC Partners, Inc., Class A	(55,662)	(287,773)
BioMarin Pharmaceutical, Inc. *	(874)	(74,421)
Bluebird Bio, Inc. *	(10,954)	(1,086,637)
BorgWarner, Inc.	(11,898)	(413,337)
Brighthouse Financial, Inc. *	(21,958)	(669,280)
Brink’s Co. (The)	(8,899)	(575,320)
Broadcom, Inc.	(525)	(133,497)
Brookdale Senior Living, Inc. *	(34,448)	(230,802)
Brown-Forman Corp., Class B	(18,898)	(899,167)
Bunge Ltd.	(3,866)	(206,599)
BWX Technologies, Inc.	(9,357)	(357,718)
Cabot Corp.	(3,491)	(149,904)
Cabot Oil & Gas Corp.	(61,255)	(1,369,049)
Caesars Entertainment Corp. *	(66,382)	(450,734)
Campbell Soup Co.	(13,202)	(435,534)
CarMax, Inc. *	(4,169)	(261,521)
Carpenter Technology Corp.	(4,043)	(143,971)
Cathay General Bancorp	(1,199)	(40,202)
Cboe Global Markets, Inc.	(10,846)	(1,061,064)
CenterPoint Energy, Inc.	(3,157)	(89,122)
CF Industries Holdings, Inc.	(3,429)	(149,196)
Charles Schwab Corp. (The)	(19,741)	(819,844)
Charter Communications, Inc., Class A *	(6,099)	(1,738,032)
Chemical Financial Corp.	(4,557)	(166,832)
Chemours Co. (The)	(16,093)	(454,144)
Cheniere Energy, Inc. *	(49,560)	(2,933,455)
Chevron Corp.	(2,581)	(280,787)
Chipotle Mexican Grill, Inc. *	(780)	(336,796)
Cincinnati Financial Corp.	(744)	(57,600)
CIT Group, Inc.	(10,053)	(384,728)
Citigroup, Inc.	(17,250)	(898,035)
Citizens Financial Group, Inc.	(16,829)	(500,326)
Clean Harbors, Inc. *	(1,542)	(76,098)
CNO Financial Group, Inc.	(12,308)	(183,143)
Coca-Cola Co. (The)	(15,386)	(728,527)
Cognex Corp.	(14,885)	(575,603)

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
Coherent, Inc. *	(275)	$(29,070)
Colfax Corp. *	(15,713)	(328,402)
Comerica, Inc.	(423)	(29,056)
Commercial Metals Co.	(2,127)	(34,075)
CommVault Systems, Inc. *	(3,179)	(187,847)
Compass Minerals International, Inc.	(9,631)	(401,516)
Concho Resources, Inc. *	(5,087)	(522,893)
Conduent, Inc. *	(4,964)	(52,767)
Core Laboratories NV	(3,968)	(236,731)
CoStar Group, Inc. *	(1,419)	(478,685)
Coty, Inc., Class A	(104,624)	(686,333)
Cree, Inc. *	(35,381)	(1,513,422)
Crown Holdings, Inc. *	(43,379)	(1,803,265)
Cullen/Frost Bankers, Inc.	(1,977)	(173,857)
CVS Health Corp.	(5,669)	(371,433)
Cypress Semiconductor Corp.	(15,518)	(197,389)
DENTSPLY SIRONA, Inc.	(13,844)	(515,135)
Devon Energy Corp.	(39,101)	(881,337)
DexCom, Inc. *	(2,894)	(346,701)
Diamond Offshore Drilling, Inc. *	(23,193)	(218,942)
DISH Network Corp., Class A *	(5,844)	(145,925)
Dollar Tree, Inc. *	(13,116)	(1,184,637)
Dominion Energy, Inc.	(15,105)	(1,079,403)
DowDuPont, Inc.	(13,231)	(707,594)
Dril-Quip, Inc. *	(7,984)	(239,760)
Dycom Industries, Inc. *	(1,782)	(96,299)
Eagle Materials, Inc.	(593)	(36,191)
Edgewell Personal Care Co. *	(5,527)	(206,433)
Ensco plc, Class A	(295,241)	(1,051,058)
EOG Resources, Inc.	(2,206)	(192,385)
EQT Corp.	(68,766)	(1,298,990)
Exact Sciences Corp. *	(3,249)	(205,012)
Extraction Oil & Gas, Inc. *	(26,648)	(114,320)
Exxon Mobil Corp.	(10,122)	(690,219)
Fastenal Co.	(7,811)	(408,437)
FireEye, Inc. *	(86,900)	(1,408,649)
First Data Corp., Class A *	(23,677)	(400,378)
First Hawaiian, Inc.	(2,112)	(47,541)
First Horizon National Corp.	(43,622)	(574,066)
First Republic Bank	(4,197)	(364,719)
FirstEnergy Corp.	(65,548)	(2,461,327)
Five Below, Inc. *	(4,904)	(501,777)
Flex Ltd. *	(14,421)	(109,744)
Floor & Decor Holdings, Inc., Class A *	(28,786)	(745,557)
Flowserve Corp.	(10,922)	(415,254)
Fluor Corp.	(3,192)	(102,782)
FMC Corp.	(5,577)	(412,475)
FNB Corp.	(33,713)	(331,736)
Ford Motor Co.	(10,523)	(80,501)
Fortune Brands Home & Security, Inc.	(2,075)	(78,829)
Freeport-McMoRan, Inc.	(83,041)	(856,153)
Fulton Financial Corp.	(3,089)	(47,818)
Gardner Denver Holdings, Inc. *	(3,148)	(64,377)
Gartner, Inc. *	(4,920)	(628,973)
GCI Liberty, Inc., Class A *	(22,560)	(928,570)
General Electric Co.	(302,409)	(2,289,236)
General Mills, Inc.	(11,487)	(447,304)
General Motors Co.	(17,401)	(582,063)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
Genesee & Wyoming, Inc., Class A *	(7,156)	$(529,687)
Gentex Corp.	(1,688)	(34,114)
Global Payments, Inc.	(3,443)	(355,077)
GoDaddy, Inc., Class A *	(459)	(30,120)
Granite Construction, Inc.	(2,314)	(93,208)
Graphic Packaging Holding Co.	(94,026)	(1,000,437)
Guidewire Software, Inc. *	(5,347)	(428,990)
Hain Celestial Group, Inc. (The) *	(61,507)	(975,501)
Halliburton Co.	(7,153)	(190,127)
Hancock Whitney Corp.	(3,611)	(125,121)
Hanesbrands, Inc.	(51,722)	(648,077)
Harley-Davidson, Inc.	(16,290)	(555,815)
Healthcare Services Group, Inc.	(14,194)	(570,315)
HealthEquity, Inc. *	(11,090)	(661,519)
Hershey Co. (The)	(946)	(101,392)
Hess Corp.	(34,627)	(1,402,394)
Hilton Grand Vacations, Inc. *	(4,777)	(126,065)
Home BancShares, Inc.	(9,849)	(160,933)
Howard Hughes Corp. (The) *	(4,672)	(456,081)
Huntington Bancshares, Inc.	(20,561)	(245,087)
Incyte Corp. *	(13,043)	(829,404)
Insulet Corp. *	(9,055)	(718,243)
International Flavors & Fragrances, Inc.	(5,682)	(762,922)
International Game Technology plc	(56,395)	(825,059)
Ionis Pharmaceuticals, Inc. *	(3,287)	(177,695)
IPG Photonics Corp. *	(4,485)	(508,106)
Jack in the Box, Inc.	(582)	(45,181)
Jefferies Financial Group, Inc.	(27,717)	(481,167)
Johnson Controls International plc	(7,146)	(211,879)
Kansas City Southern	(2,718)	(259,433)
Kemper Corp.	(879)	(58,348)
Kennametal, Inc.	(6,239)	(207,634)
KeyCorp	(20,979)	(310,070)
Kinder Morgan, Inc.	(101,300)	(1,557,994)
Kraft Heinz Co. (The)	(41,445)	(1,783,793)
L Brands, Inc.	(23,701)	(608,405)
Leggett & Platt, Inc.	(1,671)	(59,889)
Lennox International, Inc.	(1,305)	(285,612)
Liberty Broadband Corp., Class C *	(13,050)	(939,992)
Liberty Expedia Holdings, Inc., Class A *	(651)	(25,461)
Liberty Media Corp.-Liberty SiriusXM, Class C *	(4,031)	(149,066)
Lincoln Electric Holdings, Inc.	(544)	(42,894)
Lions Gate Entertainment Corp., Class A	(31,540)	(507,794)
Littelfuse, Inc.	(235)	(40,298)
Live Nation Entertainment, Inc. *	(9,548)	(470,239)
LKQ Corp. *	(52,947)	(1,256,432)
Loews Corp.	(3,692)	(168,060)
M&T Bank Corp.	(274)	(39,218)
Macquarie Infrastructure Corp.	(31,079)	(1,136,248)
Madison Square Garden Co. (The), Class A *	(2,097)	(561,367)
MarketAxess Holdings, Inc.	(313)	(66,140)
Marriott International, Inc., Class A	(269)	(29,203)
Martin Marietta Materials, Inc.	(12,925)	(2,221,420)
Marvell Technology Group Ltd.	(61,652)	(998,146)
Masco Corp.	(8,126)	(237,604)
Matador Resources Co. *	(11,493)	(178,486)

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
Mattel, Inc. *	(116,163)	$(1,160,468)
Maxim Integrated Products, Inc.	(1,863)	(94,734)
McDonald’s Corp.	(618)	(109,738)
MDU Resources Group, Inc.	(11,928)	(284,364)
Medidata Solutions, Inc. *	(9,229)	(622,219)
Mercury General Corp.	(5,765)	(298,108)
Meredith Corp.	(2,759)	(143,302)
MetLife, Inc.	(1,448)	(59,455)
MGM Resorts International	(27,193)	(659,702)
Microchip Technology, Inc.	(1,843)	(132,549)
Middleby Corp. (The) *	(3,817)	(392,120)
Minerals Technologies, Inc.	(756)	(38,813)
Mohawk Industries, Inc. *	(2,455)	(287,137)
Monolithic Power Systems, Inc.	(2,875)	(334,219)
Monster Beverage Corp. *	(34,365)	(1,691,445)
Mosaic Co. (The)	(1,261)	(36,834)
Nabors Industries Ltd.	(455,159)	(910,318)
National Fuel Gas Co.	(10,394)	(531,965)
National Oilwell Varco, Inc.	(18,181)	(467,252)
NCR Corp. *	(24,480)	(564,998)
NetScout Systems, Inc. *	(2,613)	(61,745)
Newell Brands, Inc.	(28,280)	(525,725)
Newmark Group, Inc., Class A	(17,117)	(137,278)
Newmont Mining Corp.	(32,276)	(1,118,363)
News Corp., Class A	(105,348)	(1,195,700)
Nielsen Holdings plc	(25,608)	(597,435)
NiSource, Inc.	(43,408)	(1,100,393)
Noble Energy, Inc.	(4,595)	(86,202)
NOW, Inc. *	(16,706)	(194,458)
Nuance Communications, Inc. *	(5,214)	(68,981)
Nucor Corp.	(3,329)	(172,475)
Nutanix, Inc., Class A *	(14,609)	(607,588)
NVIDIA Corp.	(7,593)	(1,013,666)
Occidental Petroleum Corp.	(16,948)	(1,040,268)
Oceaneering International, Inc. *	(10,635)	(128,684)
Okta, Inc. *	(605)	(38,599)
Olin Corp.	(9,994)	(200,979)
ONEOK, Inc.	(49,119)	(2,649,969)
Owens-Illinois, Inc. *	(7,047)	(121,490)
PacWest Bancorp	(19,210)	(639,309)
Palo Alto Networks, Inc. *	(554)	(104,346)
Papa John’s International, Inc.	(1,811)	(72,096)
People’s United Financial, Inc.	(2,067)	(29,827)
Perrigo Co. plc	(900)	(34,875)
Philip Morris International, Inc.	(10,936)	(730,087)
Pinnacle Financial Partners, Inc.	(6,575)	(303,108)
Pitney Bowes, Inc.	(12,603)	(74,484)
Plantronics, Inc.	(10,950)	(362,445)
PolyOne Corp.	(1,813)	(51,852)
Pool Corp.	(680)	(101,082)
PPG Industries, Inc.	(2,324)	(237,583)
PPL Corp.	(1,096)	(31,050)
Premier, Inc., Class A *	(16,359)	(611,009)
ProAssurance Corp.	(6,635)	(269,116)
Proofpoint, Inc. *	(2,980)	(249,754)
Prosperity Bancshares, Inc.	(4,477)	(278,917)
Pure Storage, Inc., Class A *	(77,801)	(1,251,040)
QEP Resources, Inc. *	(18,271)	(102,866)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
QUALCOMM, Inc.	(28,380)	$(1,615,106)
Range Resources Corp.	(15,635)	(149,627)
Regions Financial Corp.	(19,698)	(263,559)
RenaissanceRe Holdings Ltd.	(1,129)	(150,947)
RingCentral, Inc., Class A *	(5,669)	(467,352)
Rockwell Automation, Inc.	(801)	(120,534)
Royal Gold, Inc.	(13,699)	(1,173,319)
Sage Therapeutics, Inc. *	(7,748)	(742,181)
Schlumberger Ltd.	(53,016)	(1,912,817)
Scientific Games Corp. *	(12,816)	(229,150)
Scotts Miracle-Gro Co. (The)	(7,922)	(486,886)
Sealed Air Corp.	(73,058)	(2,545,341)
Seattle Genetics, Inc. *	(707)	(40,059)
Sempra Energy	(23,105)	(2,499,730)
Sensient Technologies Corp.	(499)	(27,869)
ServiceNow, Inc. *	(2,850)	(507,443)
Sherwin-Williams Co. (The)	(354)	(139,285)
Signature Bank	(2,376)	(244,277)
Silicon Laboratories, Inc. *	(460)	(36,253)
Six Flags Entertainment Corp.	(7,189)	(399,924)
SLM Corp. *	(8,192)	(68,076)
Sotheby’s *	(6,796)	(270,073)
Southern Co. (The)	(3,176)	(139,490)
Southwest Gas Holdings, Inc.	(5,979)	(457,394)
Splunk, Inc. *	(5,035)	(527,920)
Square, Inc., Class A *	(8,309)	(466,052)
Stericycle, Inc. *	(14,089)	(516,925)
Sterling Bancorp	(47,985)	(792,232)
Stifel Financial Corp.	(722)	(29,905)
Superior Energy Services, Inc. *	(45,065)	(150,968)
SVB Financial Group *	(200)	(37,984)
Syneos Health, Inc. *	(12,896)	(507,458)
Synovus Financial Corp.	(11,664)	(373,131)
Tableau Software, Inc., Class A *	(3,110)	(373,200)
Take-Two Interactive Software, Inc. *	(2,946)	(303,261)
Targa Resources Corp.	(60,811)	(2,190,412)
TCF Financial Corp.	(4,330)	(84,392)
Tempur Sealy International, Inc. *	(19,629)	(812,641)
Tenet Healthcare Corp. *	(23,762)	(407,281)
Teradata Corp. *	(12,820)	(491,775)
Tesla, Inc. *	(7,851)	(2,612,813)
Texas Capital Bancshares, Inc. *	(4,070)	(207,936)
Thor Industries, Inc.	(5,797)	(301,444)
Tiffany & Co.	(1,017)	(81,879)
Toro Co. (The)	(570)	(31,852)
Transocean Ltd. *	(195,943)	(1,359,844)
TransUnion	(4,756)	(270,141)
TreeHouse Foods, Inc. *	(19,305)	(978,957)
Trimble, Inc. *	(3,000)	(98,730)
Trustmark Corp.	(2,256)	(64,138)
Tupperware Brands Corp.	(9,539)	(301,146)
Twilio, Inc., Class A *	(636)	(56,795)
Tyler Technologies, Inc. *	(225)	(41,810)
UMB Financial Corp.	(660)	(40,240)
Umpqua Holdings Corp.	(9,325)	(148,268)
Under Armour, Inc., Class A *	(35,635)	(629,670)
United Bankshares, Inc.	(13,774)	(428,509)

INVESTMENTS	SHARES	VALUE
United States - (47.4)% (continued)
United Parcel Service, Inc., Class B	(9,688)	$(944,871)
United States Steel Corp.	(1,726)	(31,482)
Univar, Inc. *	(42,950)	(761,933)
Universal Display Corp.	(7,492)	(701,026)
Valley National Bancorp	(31,379)	(278,646)
Valmont Industries, Inc.	(1,073)	(119,049)
Valvoline, Inc.	(23,887)	(462,213)
ViaSat, Inc. *	(5,651)	(333,126)
Virtu Financial, Inc., Class A	(7,243)	(186,580)
Visteon Corp. *	(7,623)	(459,514)
Vulcan Materials Co.	(18,755)	(1,852,994)
WABCO Holdings, Inc. *	(1,268)	(136,107)
Wabtec Corp.	(3,812)	(267,793)
Waste Connections, Inc.	(6,825)	(506,756)
Watsco, Inc.	(288)	(40,072)
Wayfair, Inc., Class A *	(6,784)	(611,103)
Webster Financial Corp.	(2,284)	(112,578)
Welbilt, Inc. *	(33,025)	(366,908)
WellCare Health Plans, Inc. *	(1,521)	(359,093)
Wells Fargo & Co.	(842)	(38,799)
Wendy’s Co. (The)	(13,446)	(209,892)
Western Alliance Bancorp *	(1,066)	(42,096)
Whirlpool Corp.	(5,196)	(555,297)
Williams Cos., Inc. (The)	(94,883)	(2,092,170)
Willis Towers Watson plc	(6,388)	(970,082)
Workday, Inc., Class A *	(3,535)	(564,469)
World Fuel Services Corp.	(7,899)	(169,118)
Worldpay, Inc. *	(3,494)	(267,046)
WPX Energy, Inc. *	(125,549)	(1,424,981)
WR Grace & Co.	(11,689)	(758,733)
Wyndham Destinations, Inc.	(1,110)	(39,782)
Wynn Resorts Ltd.	(663)	(65,577)
Xerox Corp.	(2,089)	(41,279)
Xilinx, Inc.	(845)	(71,969)
XPO Logistics, Inc. *	(23,352)	(1,331,998)
Zayo Group Holdings, Inc. *	(68,706)	(1,569,245)
Zillow Group, Inc., Class C *	(26,105)	(824,396)
Zions Bancorp NA	(6,384)	(260,084)
Zynga, Inc., Class A *	(9,116)	(35,826)

		(176,523,297)

Zambia - (0.2)%
First Quantum Minerals Ltd.	(82,863)	(670,090)

TOTAL COMMON STOCKS (Proceeds $(330,260,275))		(279,531,591)

TOTAL SHORT POSITIONS (Proceeds $(330,260,275))		(279,531,591)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 88.4% (Cost $294,501,027)		328,307,241

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.6% (h)		43,116,662

NET ASSETS - 100.0%		$371,423,903

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$2,108,257	0.6%
Consumer Discretionary	8,248,538	2.2
Consumer Staples	(4,486,494)	(1.2)
Energy	(13,258,831)	(3.6)
Financials	12,430,360	3.4
Health Care	50,106,096	13.5
Industrials	166,087	0.0
Information Technology	(1,240,873)	(0.3)
Materials	(20,633,648)	(5.6)
Real Estate	(1,393,848)	(0.4)
Utilities	20,810,492	5.6
Short-Term Investments	275,451,105	74.2

Total Investments In Securities At Value	328,307,241	88.4
Other Assets in Excess of Liabilities (h)	43,116,662	11.6

Net Assets	$371,423,903	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $303,793,620. In addition, $3,448,308 of cash collateral was pledged.
(b)	Represents less than 0.05% of net assets.
(c)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $181,373, which represents approximately 0.05% of net assets of the fund.
(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for swap contracts.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap and written option contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).

Abbreviations

CHESS - Clearing House Electronic Subregister System Depository Interest

FDR - Fiduciary Depositary Receipt

OYJ - Public Traded Company

Preference - A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Written Call Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	10	EUR	(300,142)	EUR	3,000.00	1/18/2019	$(6,072)
EURO STOXX 50 Index	JPMS	11	EUR	(330,156)	EUR	3,000.00	2/15/2019	(9,843)
EURO STOXX 50 Index	JPMS	7	EUR	(210,099)	EUR	3,050.00	1/18/2019	(2,414)
EURO STOXX 50 Index	JPMS	19	EUR	(570,270)	EUR	3,050.00	2/15/2019	(11,799)
EURO STOXX 50 Index	JPMS	7	EUR	(210,099)	EUR	3,075.00	1/18/2019	(1,740)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	160.00	2/22/2019	(4,517)
Euro-Bund	JPMS	5	EUR	(500,000)	EUR	161.00	2/22/2019	(8,849)
Euro-Bund	JPMS	17	EUR	(1,700,000)	EUR	162.00	1/25/2019	(16,798)
Euro-Bund	JPMS	5	EUR	(500,000)	EUR	162.00	2/22/2019	(6,638)
Euro-Bund	JPMS	32	EUR	(3,200,000)	EUR	162.50	1/25/2019	(25,443)
Euro-Bund	JPMS	34	EUR	(3,400,000)	EUR	163.00	1/25/2019	(21,233)
Euro-Bund	JPMS	5	EUR	(500,000)	EUR	163.00	2/22/2019	(957)
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	163.50	1/25/2019	68
Euro-Bund	JPMS	8	EUR	(800,000)	EUR	163.50	2/22/2019	(664)
Euro-Bund	JPMS	7	EUR	(700,000)	EUR	163.50	2/22/2019	507
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	164.00	1/25/2019	113
Euro-Bund	JPMS	16	EUR	(1,600,000)	EUR	164.00	2/22/2019	(1,190)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	164.50	1/25/2019	91
Euro-Bund	JPMS	13	EUR	(1,300,000)	EUR	164.50	2/22/2019	(380)
Euro-Bund	JPMS	14	EUR	(1,400,000)	EUR	165.00	2/22/2019	(233)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,700.00	2/15/2019	(12,555)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,725.00	1/18/2019	(7,839)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	21,125.00	2/8/2019	(4,744)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
S&P 500 Index	JPMS	23	USD	(5,765,755)	USD	2,555.00	2/15/2019	$ (113,459)
U.S. Treasury 10 Year Note	JPMS	42	USD	(4,200,000)	USD	119.50	1/25/2019	(106,969)
U.S. Treasury 10 Year Note	JPMS	44	USD	(4,400,000)	USD	120.00	1/25/2019	(90,750)
U.S. Treasury 10 Year Note	JPMS	18	USD	(1,800,000)	USD	120.50	1/25/2019	(28,968)
U.S. Treasury 10 Year Note	JPMS	12	USD	(1,200,000)	USD	121.00	1/25/2019	(14,250)

								$(497,525)

Written Put Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	12	EUR	(360,170)	EUR	2,775.00	2/15/2019	$(4,826)
EURO STOXX 50 Index	JPMS	31	EUR	(930,440)	EUR	2,825.00	2/15/2019	(15,806)
EURO STOXX 50 Index	JPMS	11	EUR	(330,156)	EUR	2,850.00	1/18/2019	(2,836)
EURO STOXX 50 Index	JPMS	19	EUR	(570,270)	EUR	2,875.00	1/18/2019	(5,921)
EURO STOXX 50 Index	JPMS	32	EUR	(960,454)	EUR	2,875.00	2/15/2019	(20,679)
EURO STOXX 50 Index	JPMS	9	EUR	(270,128)	EUR	2,900.00	1/18/2019	(3,393)
EURO STOXX 50 Index	JPMS	29	EUR	(870,412)	EUR	2,925.00	1/18/2019	(13,158)
EURO STOXX 50 Index	JPMS	31	EUR	(930,440)	EUR	2,925.00	2/15/2019	(25,360)
EURO STOXX 50 Index	JPMS	28	EUR	(840,398)	EUR	2,950.00	1/18/2019	(15,271)
EURO STOXX 50 Index	JPMS	19	EUR	(570,270)	EUR	2,975.00	1/18/2019	(12,408)
EURO STOXX 50 Index	JPMS	19	EUR	(570,270)	EUR	2,975.00	2/15/2019	(19,658)
EURO STOXX 50 Index	JPMS	39	EUR	(1,170,554)	EUR	3,000.00	1/18/2019	(30,341)
EURO STOXX 50 Index	JPMS	10	EUR	(300,142)	EUR	3,025.00	1/18/2019	(9,235)
EURO STOXX 50 Index	JPMS	32	EUR	(960,454)	EUR	3,050.00	1/18/2019	(34,868)
EURO STOXX 50 Index	JPMS	3	EUR	(90,043)	EUR	3,075.00	1/18/2019	(3,840)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	160.00	2/22/2019	3,176
Euro-Bund	JPMS	34	EUR	(3,400,000)	EUR	161.00	1/25/2019	20,865
Euro-Bund	JPMS	11	EUR	(1,100,000)	EUR	161.50	2/22/2019	3,210
Euro-Bund	JPMS	17	EUR	(1,700,000)	EUR	162.00	1/25/2019	15,644
Euro-Bund	JPMS	24	EUR	(2,400,000)	EUR	162.00	2/22/2019	4,092
Euro-Bund	JPMS	4	EUR	(400,000)	EUR	162.50	1/25/2019	48
Euro-Bund	JPMS	8	EUR	(800,000)	EUR	162.50	2/22/2019	1,378
Euro-Bund	JPMS	3	EUR	(300,000)	EUR	163.00	1/25/2019	3
Euro-Bund	JPMS	11	EUR	(1,100,000)	EUR	163.00	2/22/2019	2,329
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	163.50	1/25/2019	1
FTSE 100 Index	JPMS	6	GBP	(403,688)	GBP	6,200.00	2/15/2019	(4,856)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,300.00	1/18/2019	(1,032)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,350.00	1/18/2019	(1,243)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,350.00	2/15/2019	(5,672)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,400.00	1/18/2019	(1,491)
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,450.00	1/18/2019	(1,198)
FTSE 100 Index	JPMS	6	GBP	(403,688)	GBP	6,450.00	2/15/2019	(8,489)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,500.00	1/18/2019	(2,160)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,550.00	1/18/2019	(4,334)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,575.00	2/15/2019	(9,305)
FTSE 100 Index	JPMS	6	GBP	(403,688)	GBP	6,600.00	1/18/2019	(6,233)
FTSE 100 Index	JPMS	5	GBP	(336,407)	GBP	6,625.00	1/18/2019	(5,672)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,650.00	1/18/2019	(3,728)
FTSE 100 Index	JPMS	6	GBP	(403,688)	GBP	6,700.00	1/18/2019	(8,909)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,750.00	1/18/2019	(5,296)
FTSE 100 Index	JPMS	6	GBP	(403,688)	GBP	6,800.00	1/18/2019	(12,542)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,850.00	1/18/2019	(7,380)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	19,500.00	2/8/2019	(10,036)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	19,875.00	1/11/2019	$ (7,025)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	19,875.00	2/8/2019	(12,499)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,125.00	1/11/2019	(9,397)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,250.00	2/8/2019	(15,601)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,500.00	1/11/2019	(13,047)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,625.00	1/11/2019	(14,507)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,625.00	2/8/2019	(19,342)
Nikkei 225 Index	JPMS	1	JPY	(20,014,770)	JPY	20,750.00	1/11/2019	(8,029)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	21,000.00	2/8/2019	(23,539)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	21,375.00	2/8/2019	(28,466)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	21,750.00	2/8/2019	(33,940)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	22,125.00	2/8/2019	(39,962)
S&P 500 Index	JPMS	23	USD	(5,765,755)	USD	2,345.00	2/15/2019	(78,959)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,395.00	1/18/2019	(29,445)
S&P 500 Index	JPMS	23	USD	(5,765,755)	USD	2,395.00	2/15/2019	(109,250)
S&P 500 Index	JPMS	16	USD	(4,010,960)	USD	2,435.00	1/18/2019	(43,152)
S&P 500 Index	JPMS	23	USD	(5,765,755)	USD	2,450.00	2/15/2019	(128,132)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,475.00	1/18/2019	(56,850)
S&P 500 Index	JPMS	4	USD	(1,002,740)	USD	2,480.00	1/18/2019	(15,960)
S&P 500 Index	JPMS	22	USD	(5,515,070)	USD	2,500.00	2/15/2019	(161,237)
S&P 500 Index	JPMS	16	USD	(4,010,960)	USD	2,515.00	1/18/2019	(104,848)
S&P 500 Index	JPMS	3	USD	(752,055)	USD	2,525.00	1/18/2019	(17,256)
S&P 500 Index	JPMS	4	USD	(1,002,740)	USD	2,530.00	1/18/2019	(24,912)
U.S. Treasury 10 Year Note	JPMS	12	USD	(1,200,000)	USD	119.50	1/25/2019	(375)
U.S. Treasury 10 Year Note	JPMS	12	USD	(1,200,000)	USD	120.00	1/25/2019	(563)
U.S. Treasury 10 Year Note	JPMS	6	USD	(600,000)	USD	120.50	1/25/2019	(563)

								(1,263,286)

Total Written Options Contracts (Premiums Received ($1,252,769))								$(1,760,811)

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Australia Net Return Index	Decreases in total return of reference entity and pays the Australian Bank-Bill Swap Reference Rate (“BBR”) plus or minus a specified spread (0.20%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	AUD	647,334	$729

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Sweden Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Stockholm Interbank Offered Rate (“STIBOR”) plus or minus a specified spread (-0.30%)	Monthly	BANA	03/20/2019	SEK	(36,991,758)	$ 164,656

								165,385

MSCI Canada Net Return Index	Decreases in total return of reference entity and pays the Canadian Bankers’ Acceptance (“BA”) plus or minus a specified spread (-0.67%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	CAD	459,365	(10,036)
MSCI France Net Return Index	Decreases in total return of reference entity and pays the Euro Interbank Offered Rate (“EURIBOR”) plus or minus a specified spread (-0.14%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	EUR	1,083	(41)
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread (-0.20%)	Increases in total return of reference entity	Monthly	BANA	03/26/2019	JPY	981,668,055	(654,028)
MSCI Netherlands Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.14%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	EUR	1,998,163	(112,298)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.03%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	EUR	242,550	$ (9,677)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.03%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	EUR	269,938	(11,183)
MSCI United Kingdom Net Return Index	Decreases in total return of reference entity and pays the BBR plus or minus a specified spread (0.10%)	Increases in total return of reference entity	Monthly	BANA	03/22/2019	GBP	10,933	(322)
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MSCS	03/15/2019	CHF	9,639,600	(241,678)

								(1,039,263)

								$(873,878)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	42	1/2019	EUR	$4,693,964	$(91,748)
IBEX 35 Index	104	1/2019	EUR	10,148,806	(229,681)
Australia 10 Year Bond	908	3/2019	AUD	84,852,241	897,047
Australia 3 Year Bond	389	3/2019	AUD	30,745,324	77,564
Euro-Bobl	117	3/2019	EUR	17,764,670	40,340
Euro-BTP	6	3/2019	EUR	878,699	1,689
Euro-Bund	912	3/2019	EUR	170,886,868	1,305,479
Euro-Buxl	8	3/2019	EUR	1,655,563	4,021
Euro-OAT	106	3/2019	EUR	18,314,584	(13,489)
Euro-Schatz	168	3/2019	EUR	21,546,883	7,524
FTSE 100 Index	190	3/2019	GBP	16,126,366	(30,078)
Japan 10 Year Bond	154	3/2019	JPY	214,241,320	477,535
S&P/TSX 60 Index	3	3/2019	CAD	376,780	1,321
SPI 200 Index	186	3/2019	AUD	18,213,539	89,355
U.S. Treasury 2 Year Note	27	3/2019	USD	5,732,438	3,808
U.S. Treasury 5 Year Note	12	3/2019	USD	1,376,250	2,027

					2,542,714

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
CAC 40 10 Euro Index	(45)	1/2019	EUR	$ (2,437,955)	$ 34,358
Hang Seng Index	(22)	1/2019	HKD	(3,631,875)	(20,098)
OMXS30 Index	(68)	1/2019	SEK	(1,080,464)	32,435
Canada 10 Year Bond	(137)	3/2019	CAD	(13,725,088)	(411,030)
DAX Index	(62)	3/2019	EUR	(18,756,300)	379,536
DJIA CBOT E-Mini Index	(10)	3/2019	USD	(1,163,400)	58,897
EURO STOXX 50 Index	(282)	3/2019	EUR	(9,609,038)	175,576
FTSE/MIB Index	(36)	3/2019	EUR	(3,754,714)	103,069
Long Gilt	(232)	3/2019	GBP	(36,422,255)	(202,981)
MSCI EAFE E-Mini Index	(4)	3/2019	USD	(343,200)	6,017
NASDAQ 100 E-Mini Index	(9)	3/2019	USD	(1,139,985)	56,012
Nikkei 225 Index	(24)	3/2019	JPY	(4,379,362)	201,674
Russell 2000 E-Mini Index	(37)	3/2019	USD	(2,495,650)	135,755
S&P 500 E-Mini Index	(530)	3/2019	USD	(66,387,800)	1,556,194
S&P Midcap 400 E-Mini Index	(5)	3/2019	USD	(831,100)	36,633
TOPIX Index	(36)	3/2019	JPY	(4,905,433)	275,976
U.S. Treasury 10 Year Note	(1,526)	3/2019	USD	(186,195,845)	(1,943,290)
U.S. Treasury Long Bond	(11)	3/2019	USD	(1,606,000)	(75,321)
U.S. Treasury Ultra Bond	(15)	3/2019	USD	(2,409,844)	(125,763)

					273,649

					$2,816,363

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CHF	3,395,200	USD	3,453,563	CITI	3/20/2019	$25,675
CHF	5,092,800	USD	5,179,485	JPMC	3/20/2019	39,376
DKK	477,600	USD	73,515	CITI	3/20/2019	276
DKK	716,400	USD	110,273	JPMC	3/20/2019	417
EUR	1,677,840	USD	1,930,956	CITI	3/20/2019	3,837
EUR	2,516,760	USD	2,896,438	JPMC	3/20/2019	5,755
JPY	891,190,000	USD	7,992,187	CITI	3/20/2019	189,106
JPY	1,336,785,000	USD	11,988,169	JPMC	3/20/2019	283,770
NOK	29,600	USD	3,403	CITI	3/20/2019	32
NOK	44,400	USD	5,104	JPMC	3/20/2019	48
SEK	14,760,800	USD	1,649,385	CITI	3/20/2019	26,332
SEK	22,141,200	USD	2,474,086	JPMC	3/20/2019	39,496
SGD	47,200	USD	34,446	CITI	3/20/2019	244
SGD	70,800	USD	51,670	JPMC	3/20/2019	367
USD	7,898,687	AUD	10,932,000	CITI	3/20/2019	188,672
USD	11,848,016	AUD	16,398,000	JPMC	3/20/2019	282,994
USD	3,210,324	CAD	4,290,007	CITI	3/20/2019	62,318
USD	4,815,467	CAD	6,434,993	JPMC	3/20/2019	93,470
USD	61,922	CHF	60,400	CITI	3/20/2019	27
USD	92,883	CHF	90,600	JPMC	3/20/2019	40
USD	1,776,614	EUR	1,538,800	CITI	3/20/2019	2,154
USD	2,664,918	EUR	2,308,200	JPMC	3/20/2019	3,227
USD	3,685,046	GBP	2,866,002	CITI	3/20/2019	18,439

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	5,527,555	GBP	4,298,998	JPMC	3/20/2019	$ 27,652
USD	18,135	HKD	141,500	CITI	3/20/2019	23
USD	27,203	HKD	212,250	JPMC	3/20/2019	36
USD	11,831,837	NOK	100,576,400	CITI	3/20/2019	160,307
USD	17,747,733	NOK	150,864,600	JPMC	3/20/2019	240,438
USD	1,587,444	NZD	2,324,000	CITI	3/20/2019	25,480
USD	2,381,163	NZD	3,486,000	JPMC	3/20/2019	38,217

Total unrealized appreciation						1,758,225

AUD	13,679,200	USD	9,959,295	CITI	3/20/2019	(311,761)
AUD	20,518,800	USD	14,938,962	JPMC	3/20/2019	(467,663)
CAD	36,496,805	USD	27,546,548	CITI	3/20/2019	(765,196)
CAD	54,745,195	USD	41,319,864	JPMC	3/20/2019	(1,147,857)
EUR	1,313,360	USD	1,516,376	CITI	3/20/2019	(1,881)
EUR	1,970,040	USD	2,274,566	JPMC	3/20/2019	(2,822)
GBP	13,265,608	USD	17,048,712	CITI	3/20/2019	(77,414)
GBP	19,898,392	USD	25,573,077	JPMC	3/20/2019	(116,153)
HKD	182,400	USD	23,378	CITI	3/20/2019	(32)
HKD	273,600	USD	35,068	JPMC	3/20/2019	(48)
NOK	4,556,400	USD	536,638	CITI	3/20/2019	(7,885)
NOK	6,834,600	USD	804,957	JPMC	3/20/2019	(11,827)
NZD	24,260,400	USD	16,635,099	CITI	3/20/2019	(329,647)
NZD	36,390,600	USD	24,952,882	JPMC	3/20/2019	(494,701)
USD	36,110,984	CHF	35,552,401	CITI	3/20/2019	(321,433)
USD	54,166,950	CHF	53,328,599	JPMC	3/20/2019	(481,671)
USD	190,709	DKK	1,238,000	CITI	3/20/2019	(570)
USD	286,063	DKK	1,857,000	JPMC	3/20/2019	(855)
USD	33,861,773	EUR	29,517,202	CITI	3/20/2019	(175,859)
USD	50,793,758	EUR	44,275,798	JPMC	3/20/2019	(262,684)
USD	5,964,293	GBP	4,695,600	CITI	3/20/2019	(43,003)
USD	8,946,428	GBP	7,043,400	JPMC	3/20/2019	(64,516)
USD	5,234	HKD	40,900	CITI	3/20/2019	(1)
USD	7,851	HKD	61,350	JPMC	3/20/2019	(2)
USD	15,683,517	JPY	1,756,897,604	CITI	3/20/2019	(445,133)
USD	23,526,985	JPY	2,635,346,404	JPMC	3/20/2019	(665,991)
USD	695,991	NOK	6,041,200	CITI	3/20/2019	(5,069)
USD	1,043,985	NOK	9,061,800	JPMC	3/20/2019	(7,604)
USD	131,693	NZD	196,000	CITI	3/20/2019	(38)
USD	197,540	NZD	294,000	JPMC	3/20/2019	(58)
USD	10,366,665	SEK	92,873,599	CITI	3/20/2019	(176,810)
USD	15,549,979	SEK	139,310,401	JPMC	3/20/2019	(265,235)
USD	61,654	SGD	84,400	CITI	3/20/2019	(379)
USD	92,481	SGD	126,600	JPMC	3/20/2019	(568)

Total unrealized depreciation						(6,652,366)

Net unrealized depreciation						$(4,894,141)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR ALTERNATIVE RISK PREMIA FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BANA
Cash	$1,400,000	$—	$1,400,000

BARC
Cash	—	3,836,467	3,836,467

CITI
Cash	4,290,000	—	4,290,000

GSCO
Cash	—	835,412	835,412

JPMC
Investment Companies	9,540,000	—	9,540,000

JPMS
Cash	—	20,531,309	20,531,309

MSCS
U.S. Treasury Bills	1,729,246	—	1,729,246

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 126.0%
COMMON STOCKS - 31.7%

Aerospace & Defense - 1.2%
Engility Holdings, Inc. *(a)	6,569	$186,954
Esterline Technologies Corp. *	3,756	456,166
L3 Technologies, Inc. (a)	23,871	4,145,438

		4,788,558

Auto Components - 0.2%
Garrett Motion, Inc. (Switzerland) *	34,856	430,123
Veoneer, Inc. (Sweden) *	15,635	368,517

		798,640

Automobiles - 0.1%
Tesla, Inc. *(a)	1,246	414,669

Banks - 0.9%
Blue Hills Bancorp, Inc. (a)	13,199	281,667
FCB Financial Holdings, Inc., Class A *(a)	25,902	869,789
Fidelity Southern Corp.	2,035	52,951
Green Bancorp, Inc. (a)	4,131	70,805
Guaranty Bancorp (a)	9,960	206,670
MB Financial, Inc. (a)	22,383	887,038
National Commerce Corp. *(a)	870	31,320
Patriot National Bancorp, Inc.	17,287	246,340
State Bank Financial Corp. (a)	34,796	751,246

		3,397,826

Biotechnology - 0.9%
Allogene Therapeutics, Inc. *	1,000	26,930
BioMarin Pharmaceutical, Inc. *(a)	15,766	1,342,475
Intrexon Corp. *(a)	18,457	120,709
Moderna, Inc. *	500	7,635
Shire plc, ADR (a)	3,976	691,983
TESARO, Inc. *	17,639	1,309,695

		3,499,427

Building Products - 0.1%
Resideo Technologies, Inc. *	23,483	482,576

Capital Markets - 18.8%
Allegro Merger Corp. *	30,000	292,500
AMCI Acquisition Corp. *	460,000	4,577,000
Big Rock Partners Acquisition Corp. (2)*	200,000	2,000,000
Black Ridge Acquisition Corp. *	210,000	2,108,400
Boxwood Merger Corp. *	500,000	4,965,000
CF Finance Acquisition Corp. *	400,000	4,000,000
Churchill Capital Corp., Class A *	60,000	573,000
Constellation Alpha Capital Corp. *	349,500	3,571,890
DFB Healthcare Acquisitions Corp. (2)*	150,000	1,441,500
FinTech Acquisition Corp. III *	460,000	4,613,800
GigCapital, Inc. *	175,000	1,767,500
Gordon Pointe Acquisition Corp. (2)*	245,960	2,459,600
Gores Holdings III, Inc., Class A (2)*	49,998	483,481
Graf Industrial Corp. *	66,000	633,600
GS Acquisition Holdings Corp., Class A *	150,000	1,470,000
Haymaker Acquisition Corp., Class A *	399,960	4,003,600
Investment Technology Group, Inc.	2,014	60,903
Jensyn Acquisition Corp. (2)*(b)	69,000	759,000

INVESTMENTS	SHARES	VALUE

Capital Markets - 18.8% (continued)
Legacy Acquisition Corp., Class A *	250,000	$2,455,000
Leisure Acquisition Corp. *	150,000	1,477,500
Leo Holdings Corp., Class A (United Kingdom) (2)*	146,700	1,415,655
Longevity Acquisition Corp. (China) (2)*	125,000	50,000
Megalith Financial Acquisition Corp., Class A (2)*	6,400	62,080
Modern Media Acquisition Corp. *(b)	595,031	6,069,316
MTech Acquisition Corp. *	75,000	755,250
Mudrick Capital Acquisition Corp., Class A (2)*	150,000	1,480,500
Nebula Acquisition Corp., Class A (2)*	139,998	1,364,980
One Madison Corp., Class A (2)*	100,000	1,003,000
Opes Acquisition Corp. (Mexico) (2)*	100,000	970,000
Pensare Acquisition Corp. *	250,000	2,532,500
Platinum Eagle Acquisition Corp. *	159,999	1,612,790
PROMECAP Acquisition Co. SAB de CV (Mexico) (2)*	400,000	3,908,049
Reebonz Holding Ltd. *	15,000	31,200
Regalwood Global Energy Ltd., Class A *	150,001	1,473,010
Schultze Special Purpose Acquisition Corp. (2)*	288,000	2,865,600
Spartan Energy Acquisition Corp., Class A *	89,998	866,681
TheStreet, Inc. *	136,752	277,606
TKK Symphony Acquisition Corp. (Hong Kong) *	50,000	482,500
Twelve Seas Investment Co. (United Kingdom) *	240,000	84,000
Union Acquisition Corp. *	250,000	2,517,500
VectoIQ Acquisition Corp. *	150,000	1,455,000

		74,990,491

Chemicals - 0.0% (c)
Amyris, Inc. *	40,739	136,068

Communications Equipment - 0.5%
ARRIS International plc *	20,689	632,463
Finisar Corp. *(a)	56,333	1,216,793

		1,849,256

Construction & Engineering - 0.1%
Arcosa, Inc. *	11,826	327,462

Consumer Finance - 0.1%
Encore Capital Group, Inc. *	7,897	185,580

Diversified Consumer Services - 0.1%
frontdoor, Inc. *	20,106	535,021

Diversified Financial Services - 0.4%
FGL Holdings *	33,000	219,780
PNBK Holdings LLC, Class A (3)*(d)(e)	2,090,900	1,200,302
PNBK Holdings LLC, Class B (3)*(d)(e)	3,218	—
Rescap Liquidating Trust *	125,811	276,784

		1,696,866

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Diversified Telecommunication Services - 0.5%
AT&T, Inc. (a)	69,601	$1,986,413

Electrical Equipment - 0.1%
nVent Electric plc (United Kingdom)	18,138	407,379

Electronic Equipment, Instruments & Components - 0.0% (c)
Electro Scientific Industries, Inc. *	5,130	153,695

Energy Equipment & Services - 0.4%
Apergy Corp. *	13,217	357,916
KLX Energy Services Holdings, Inc. *	12,542	294,110
Oil States International, Inc. *(a)	9,478	135,346
Rowan Cos. plc, Class A *(a)	27,002	226,547
Transocean Ltd. *	54,191	376,085

		1,390,004

Entertainment - 0.1%
Pandora Media, Inc. *(a)	34,749	281,119
Smaaash Entertainment, Inc. *	18,800	38,164
Tencent Music Entertainment Group, ADR (China) *	5,000	66,100

		385,383

Equity Real Estate Investment Trusts (REITs) - 0.5%
CorePoint Lodging, Inc.	12,125	148,531
Industrial Logistics Properties Trust	4,885	96,096
InfraREIT, Inc.	7,097	149,179
JBG SMITH Properties	11,597	403,692
Park Hotels & Resorts, Inc.	15,579	404,742
Pebblebrook Hotel Trust	84	2,378
Retail Value, Inc.	13,469	344,672
Select Income REIT (a)	9,722	71,554
Spirit MTA REIT	26,740	190,656

		1,811,500

Health Care Equipment & Supplies - 0.0% (c)
China Medical Technologies, Inc., ADR (China) (3) *(d)	4,931	—
SI-BONE, Inc. *	2,500	52,225

		52,225

Health Care Providers & Services - 0.0% (c)
Guardant Health, Inc. *	1,000	37,590

Hotels, Restaurants & Leisure - 0.7%
Belmond Ltd., Class A (United Kingdom) *	48,254	1,207,798
Panera Bread Co., Class A(3) *(d)	10,533	116,579
Wyndham Hotels & Resorts, Inc.	9,295	421,714
Wynn Resorts Ltd.	12,450	1,231,430

		2,977,521

Household Durables - 0.0% (c)
GoPro, Inc., Class A *(a)	30,937	131,173

Independent Power and Renewable Electricity Producers - 0.0% (c)
NRG Energy, Inc.	379	15,008

INVESTMENTS	SHARES	VALUE
Insurance - 0.0% (c)
Greenlight Capital Re Ltd., Class A *	112	$965
Navigators Group, Inc. (The)	447	31,062

		32,027

Internet & Direct Marketing Retail - 0.4%
Booking Holdings, Inc. *(a)	219	377,210
Expedia Group, Inc. (a)	1,225	137,996
Nutrisystem, Inc.	26,352	1,156,326

		1,671,532

IT Services - 0.3%
Black Knight, Inc. *	4,415	198,940
StoneCo Ltd., Class A (Brazil) *	5,000	92,200
Travelport Worldwide Ltd.	25,185	393,390
Wix.com Ltd. (Israel) *(a)	4,060	366,780

		1,051,310

Leisure Products - 0.3%
Amer Sports OYJ (Finland) (2)*	26,696	1,173,636
YETI Holdings, Inc. *	1,000	14,840

		1,188,476

Life Sciences Tools & Services - 0.2%
Illumina, Inc. *(a)	1,689	506,582
Pacific Biosciences of California, Inc. *	40,409	299,026

		805,608

Machinery - 0.1%
Altra Industrial Motion Corp.	320	8,048
Pentair plc (United Kingdom)	6,302	238,090

		246,138

Media - 0.3%
Altice USA, Inc., Class A	26,952	445,247
Discovery, Inc., Class C *	1,024	23,634
Tribune Media Co., Class A	14,325	650,068

		1,118,949

Metals & Mining - 0.8%
Nevsun Resources Ltd. (Canada) *	72,822	319,516
Randgold Resources Ltd., ADR (2)(a)	32,398	2,775,314
Tahoe Resources, Inc. *(a)	65,253	238,174

		3,333,004

Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Starwood Property Trust, Inc. (a)	30,610	603,323

Oil, Gas & Consumable Fuels - 0.6%
Diamondback Energy, Inc.	100	9,270
Newfield Exploration Co. *(a)	97,222	1,425,274
Penn Virginia Corp. *(a)	2,828	152,882
Quicksilver Resources, Inc.(3) *(d)(e)	14,730	199,324
Resolute Energy Corp. *(a)	5,741	166,374
WildHorse Resource Development Corp. *(a)	39,770	561,155

		2,514,279

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Pharmaceuticals - 0.2%
Jazz Pharmaceuticals plc *(a)	563	$69,789
Medicines Co. (The) *(a)	33,654	644,138

		713,927

Professional Services - 0.0% (c)
Upwork, Inc. *	1,000	18,110

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	37,258	298,809

Semiconductors & Semiconductor Equipment - 0.8%
Integrated Device Technology, Inc. *(a)	65,094	3,152,502

Software - 1.0%
Anaplan, Inc. *	1,000	26,540
Apptio, Inc., Class A *	14,184	538,425
Elastic NV *	1,000	71,480
FireEye, Inc. *	472	7,651
Guidewire Software, Inc. *(a)	1,596	128,047
Hortonworks, Inc. *(a)	36,825	531,016
Imperva, Inc. *	2,714	151,143
Micro Focus International plc, ADR (United Kingdom)	23,338	401,647
MINDBODY, Inc., Class A *	19,829	721,776
Q2 Holdings, Inc. *	14,570	721,943
SendGrid, Inc. *(a)	19,187	828,303
SolarWinds Corp. *	1,000	13,830

		4,141,801

Specialty Retail - 0.1%
RH *	4,380	524,812

Thrifts & Mortgage Finance - 0.1%
Beneficial Bancorp, Inc. (a)	23,126	330,471

Trading Companies & Distributors - 0.1%
Ahlsell AB (Sweden) (2)(f)	73,925	434,736
AM Castle & Co. *(a)	8,695	24,694

		459,430

Water Utilities - 0.0% (c)
Connecticut Water Service, Inc.	1,143	76,432

Wireless Telecommunication Services - 0.4%
Cleveland Unlimited (3)*(d)(e)	1	277,550
Sprint Corp. *(a)	225,550	1,312,701

		1,590,251

TOTAL COMMON STOCKS (Cost $133,897,862)		126,321,522

PREFERRED STOCKS - 0.6%

Banks - 0.2%
First Banks, Inc., Series C, (3)*(d)(e)	2,458	737,083

Thrifts & Mortgage Finance - 0.4%
FHLMC, Series V, 5.57%, 2/4/2019 (2)*(a)(g)	83,409	450,409

INVESTMENTS	SHARES	VALUE

Thrifts & Mortgage Finance - 0.4% (continued)
FHLMC, Series W, 5.66%, 2/4/2019 (2)*(g)	29,460	$159,084
FHLMC, Series X, 6.02%, 2/4/2019 *(g)	47,843	263,136
FHLMC, Series Z, 8.38%, 12/31/2022 *(g)(h)	45,876	321,132
FNMA, Series S, 8.25%, 12/31/2020 *(g)(h)	77,876	541,238

		1,734,999

TOTAL PREFERRED STOCKS (Cost $3,488,136)		2,472,082

CONVERTIBLE PREFERRED STOCKS - 3.1%

Capital Markets - 0.6%
Mandatory Exchangeable Trust (China)
$100 par, 5.75%, 6/1/2019 (2)(a)(f)	6,586	1,016,418
Virtus Investment Partners, Inc.
Series D, $100 par, 7.25%, 2/1/2020 (2)(a)	17,975	1,356,753

		2,373,171

Diversified Financial Services - 0.5%
2017 Mandatory Exchangeable Trust
$100 par, 5.19%, 12/1/2020 (2)(a)(f)	18,425	2,102,630

Equity Real Estate Investment Trusts (REITs) - 0.2%
QTS Realty Trust, Inc. Series B, $100 par, 6.50%, 12/31/2049 (2)(a)(g)	9,525	898,798

Gas Utilities - 0.2%
South Jersey Industries, Inc. $50 par, 7.25%, 4/15/2021 (2)(a)	12,425	575,650

Insurance - 0.4%
Assurant, Inc. Series D, $100 par, 6.50%, 3/15/2021 (2)(a)	17,525	1,717,534

Machinery - 0.3%
Fortive Corp. Series A, $1,000 par, 5.00%, 7/1/2021 (2)(a)	875	794,719
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019 (2)(a)	4,975	250,522

		1,045,241

Multi-Utilities - 0.7%
CenterPoint Energy, Inc. Series B, $50 par, 7.00%, 9/1/2021 (2)(a)	39,775	2,001,478
Sempra Energy Series A, $100 par, 6.00%, 1/15/2021 (2)(a)	7,925	760,536

		2,762,014

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. Series A, $1,000 par, 5.50%, 12/31/2049 (2)*(a)(g)(i)	877	892,468

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,682,482)		12,367,506

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
CLOSED END FUNDS - 7.2%
Aberdeen Global Dynamic Dividend Fund	3,235	$27,530
Aberdeen Income Credit Strategies Fund	2,600	27,248
Aberdeen Total Dynamic Dividend Fund	20,221	145,793
Adams Natural Resources Fund, Inc.	12,416	180,901
Advent Claymore Convertible Securities and Income Fund	4,900	61,446
Alliance California Municipal Income Fund, Inc.	18,969	259,496
AllianceBernstein Global High Income Fund, Inc. (a)	20,541	216,297
AllianceBernstein National Municipal Income Fund, Inc.	23,392	283,745
AllianzGI Equity & Convertible Income Fund	400	7,416
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	12,334	131,727
Apollo Senior Floating Rate Fund, Inc.	2,618	37,673
Apollo Tactical Income Fund, Inc.	3,851	53,028
Ares Dynamic Credit Allocation Fund, Inc.	6,282	86,692
Bancroft Fund Ltd.	1,027	19,133
Barings Global Short Duration High Yield Fund	2,600	41,470
BlackRock California Municipal Income Trust	30,985	370,890
BlackRock Corporate High Yield Fund, Inc.	15,797	146,596
BlackRock Credit Allocation Income Trust	20,818	232,745
BlackRock Debt Strategies Fund, Inc.	13,098	127,967
BlackRock Energy and Resources Trust	3,509	36,669
BlackRock Enhanced Capital and Income Fund, Inc.	1,000	14,080
BlackRock Enhanced Equity Dividend Trust	17,506	136,022
BlackRock Enhanced Global Dividend Trust	15,647	146,612
BlackRock Floating Rate Income Strategies Fund, Inc.	8,175	97,282
BlackRock Floating Rate Income Trust	4,100	47,355
BlackRock Investment Quality Municipal Trust, Inc.	18,001	237,793
BlackRock Limited Duration Income Trust	7,202	96,291
BlackRock Long-Term Municipal Advantage Trust	3,835	40,919
BlackRock Multi-Sector Income Trust	6,376	97,935
BlackRock Muni Intermediate Duration Fund, Inc.	29,380	371,657
BlackRock MuniAssets Fund, Inc.	5,847	75,251
BlackRock Municipal 2030 Target Term Trust	18,329	375,928
BlackRock Municipal Bond Trust	15,281	204,307
BlackRock Municipal Income Investment Quality Trust	5,046	66,103
BlackRock Municipal Income Investment Trust	243	2,921
BlackRock Municipal Income Quality Trust	20,913	260,994
BlackRock Municipal Income Trust	18,615	226,917
BlackRock Municipal Income Trust II	8,418	108,676
BlackRock MuniEnhanced Fund, Inc.	24,893	246,441

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 7.2% (continued)
BlackRock MuniHoldings California Quality Fund, Inc.	24,595	$303,256
BlackRock MuniHoldings Fund II, Inc.	13,240	171,590
BlackRock MuniHoldings Fund, Inc.	4,032	59,391
BlackRock MuniHoldings Investment Quality Fund	21,281	271,120
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	24,109	303,291
BlackRock MuniHoldings New York Quality Fund, Inc.	24,205	289,976
BlackRock MuniHoldings Quality Fund II, Inc.	20,076	230,272
BlackRock MuniHoldings Quality Fund, Inc.	14,532	164,502
BlackRock MuniVest Fund II, Inc.	4,764	62,218
BlackRock MuniVest Fund, Inc.	9,374	77,429
BlackRock MuniYield California Fund, Inc.	19,396	250,402
BlackRock MuniYield California Quality Fund, Inc.	23,556	297,748
BlackRock MuniYield Fund, Inc.	7,727	96,742
BlackRock MuniYield Investment Quality Fund	2,242	27,464
BlackRock MuniYield Michigan Quality Fund, Inc.	21,670	269,141
BlackRock MuniYield New Jersey Fund, Inc.	19,130	247,733
BlackRock MuniYield New York Quality Fund, Inc.	30,162	347,466
BlackRock MuniYield Pennsylvania Quality Fund	17,983	225,687
BlackRock MuniYield Quality Fund II, Inc.	19,628	224,348
BlackRock MuniYield Quality Fund III, Inc.	26,067	314,107
BlackRock MuniYield Quality Fund, Inc.	19,091	247,801
BlackRock New York Municipal Income Trust	12,104	148,153
BlackRock Resources & Commodities Strategy Trust	19,668	138,856
BlackRock Taxable Municipal Bond Trust	8,661	182,054
Blackstone/GSO Long-Short Credit Income Fund	1,300	17,862
Blackstone/GSO Strategic Credit Fund	4,487	60,440
Boulder Growth & Income Fund, Inc.	300	3,129
Brookfield Global Listed Infrastructure Income Fund, Inc.	6,455	65,389
Brookfield Real Assets Income Fund, Inc.	4,400	83,908
Calamos Convertible Opportunities and Income Fund	7,011	62,117
Calamos Global Dynamic Income Fund	5,411	35,442
CBRE Clarion Global Real Estate Income Fund	27,603	170,034
Clough Global Equity Fund	800	8,672
Clough Global Opportunities Fund	3,508	28,871
Cohen & Steers Global Income Builder, Inc.	2,199	16,383
Cohen & Steers Infrastructure Fund, Inc.	5,560	109,866
Cohen & Steers Quality Income Realty Fund, Inc.	13,030	134,991

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 7.2% (continued)
Cohen & Steers REIT and Preferred Income Fund, Inc.	4,632	$82,450
Cohen & Steers Total Return Realty Fund, Inc.	2,882	30,982
Delaware Enhanced Global Dividend & Income Fund	1,243	10,814
Delaware Investments Minnesota Municipal Income Fund II, Inc.	15,117	179,288
Dividend and Income Fund	26,875	256,119
Dreyfus Municipal Bond Infrastructure Fund, Inc. (a)	18,390	218,289
Dreyfus Municipal Income, Inc.	15,363	117,066
Dreyfus Strategic Municipal Bond Fund, Inc.	32,572	227,353
Dreyfus Strategic Municipals, Inc.	33,543	240,839
DTF Tax-Free Income, Inc.	18,227	225,650
DWS Municipal Income Trust	29,025	298,958
DWS Strategic Municipal Income Trust	15,073	155,553
Eaton Vance California Municipal Bond Fund	24,534	242,887
Eaton Vance Floating-Rate Income Plus Fund	2,414	34,327
Eaton Vance Floating-Rate Income Trust	7,125	90,203
Eaton Vance Limited Duration Income Fund	23,140	275,829
Eaton Vance Municipal Bond Fund	23,581	266,229
Eaton Vance Municipal Bond Fund II	10,364	114,108
Eaton Vance Municipal Income Trust	25,482	288,201
Eaton Vance New York Municipal Bond Fund	18,297	201,267
Eaton Vance Risk-Managed Diversified Equity Income Fund	6,563	53,292
Eaton Vance Senior Floating-Rate Trust	4,990	62,625
Eaton Vance Senior Income Trust	13,165	78,990
Eaton Vance Short Duration Diversified Income Fund	4,758	59,237
Eaton Vance Tax-Advantaged Dividend Income Fund	2,100	39,879
Eaton Vance Tax-Advantaged Global Dividend Income Fund	5,238	70,923
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	400	7,508
Federated Premier Municipal Income Fund	16,461	201,976
First Trust Aberdeen Global Opportunity Income Fund	6,523	61,186
First Trust Dynamic Europe Equity Income Fund	3,692	46,667
First Trust High Income Long/Short Fund	16,333	216,902
First Trust Senior Floating Rate Income Fund II	7,766	86,979
Franklin Ltd. Duration Income Trust	3,316	29,910
Gabelli Dividend & Income Trust (The)	8,381	153,372
Gabelli Healthcare & WellnessRx Trust (The)	7,819	72,326
General American Investors Co., Inc.	1,963	55,828
Invesco Advantage Municipal Income Trust II	23,157	228,560

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 7.2% (continued)
Invesco California Value Municipal Income Trust	15,148	$171,324
Invesco Dynamic Credit Opportunities Fund	21,688	222,736
Invesco High Income Trust II	653	8,182
Invesco Municipal Opportunity Trust	34,071	380,914
Invesco Municipal Trust	22,761	253,558
Invesco Pennsylvania Value Municipal Income Trust	1,434	16,649
Invesco Quality Municipal Income Trust	25,329	284,191
Invesco Trust for Investment Grade Municipals	24,188	277,678
Invesco Trust for Investment Grade New York Municipals	13,063	155,972
Invesco Value Municipal Income Trust	21,791	294,614
Ivy High Income Opportunities Fund	3,208	38,913
John Hancock Hedged Equity & Income Fund	1,323	17,305
John Hancock Tax-Advantaged Dividend Income Fund	1,600	32,672
KKR Income Opportunities Fund	3,600	51,300
Lazard Global Total Return and Income Fund, Inc.	600	8,172
LMP Capital and Income Fund, Inc.	1,271	13,574
Macquarie Global Infrastructure Total Return Fund, Inc.	3,097	58,255
Madison Covered Call & Equity Strategy Fund	2,361	14,544
MFS Investment Grade Municipal Trust	6,813	59,614
MFS Municipal Income Trust	31,693	194,595
Neuberger Berman High Yield Strategies Fund, Inc.	22,189	214,568
Neuberger Berman Municipal Fund, Inc.	13,182	166,884
New America High Income Fund, Inc. (The)	5,729	43,311
New Germany Fund, Inc. (The)	398	4,657
Nuveen AMT-Free Municipal Credit Income Fund	18,167	253,975
Nuveen AMT-Free Municipal Value Fund	5,646	83,391
Nuveen AMT-Free Quality Municipal Income Fund	25,085	308,796
Nuveen Arizona Quality Municipal Income Fund	7,314	86,817
Nuveen California AMT-Free Quality Municipal Income Fund	22,493	285,211
Nuveen California Municipal Value Fund, Inc.	14,889	135,639
Nuveen California Quality Municipal Income Fund	29,080	370,770
Nuveen Connecticut Quality Municipal Income Fund	26,387	297,118
Nuveen Credit Strategies Income Fund	27,474	203,308
Nuveen Diversified Dividend & Income Fund	600	5,538
Nuveen Emerging Markets Debt 2022 Target Term Fund	300	2,289
Nuveen Enhanced Municipal Value Fund	11,677	150,283

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 7.2% (continued)
Nuveen Floating Rate Income Opportunity Fund	7,852	$70,825
Nuveen Georgia Quality Municipal Income Fund	14,550	159,177
Nuveen Intermediate Duration Municipal Term Fund	22,836	282,710
Nuveen Intermediate Duration Quality Municipal Term Fund	11,413	140,951
Nuveen Maryland Quality Municipal Income Fund	22,540	264,169
Nuveen Massachusetts Quality Municipal Income Fund	3,713	43,591
Nuveen Michigan Quality Municipal Income Fund	21,719	270,619
Nuveen Municipal Credit Income Fund	12,722	170,729
Nuveen Municipal High Income Opportunity Fund	1,749	20,358
Nuveen New Jersey Quality Municipal Income Fund	24,811	316,092
Nuveen New York AMT-Free Quality Municipal Income Fund	27,029	314,888
Nuveen New York Quality Municipal Income Fund	21,437	262,603
Nuveen North Carolina Quality Municipal Income Fund	19,345	228,078
Nuveen Ohio Quality Municipal Income Fund	18,523	246,356
Nuveen Pennsylvania Quality Municipal Income Fund	22,620	275,964
Nuveen Quality Municipal Income Fund	30,150	378,081
Nuveen Real Asset Income and Growth Fund	8,533	116,305
Nuveen Real Estate Income Fund	2,494	21,099
Nuveen Select Maturities Municipal Fund	5,034	48,427
Nuveen Select Tax-Free Income Portfolio	744	10,468
Nuveen Senior Income Fund	4,700	25,850
Nuveen Short Duration Credit Opportunities Fund	1,000	14,330
Nuveen Taxable Municipal Income Fund	649	12,565
Nuveen Tax-Advantaged Dividend Growth Fund	204	2,734
Nuveen Texas Quality Municipal Income Fund	7,734	95,824
Nuveen Virginia Quality Municipal Income Fund	26,695	312,865
PGIM Global Short Duration High Yield Fund, Inc.	21,319	275,441
PGIM Short Duration High Yield Fund, Inc.	20,132	262,320
Pioneer Diversified High Income Trust	3,146	40,898
Pioneer Floating Rate Trust	8,350	82,164
Pioneer High Income Trust	6,819	54,347
Pioneer Municipal High Income Trust	14,067	154,174
Putnam Managed Municipal Income Trust	36,364	244,366

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 7.2% (continued)
Putnam Municipal Opportunities Trust	22,938	$257,594
RMR Real Estate Income Fund	1,762	26,553
Royce Micro-Cap Trust, Inc.	7,289	54,084
Royce Value Trust, Inc.	12,527	147,819
Source Capital, Inc.	1,163	37,856
Sprott Focus Trust, Inc.	1,674	9,709
Tekla Healthcare Investors	8,366	150,170
Tekla Life Sciences Investors	1,308	19,764
Templeton Emerging Markets Fund	795	10,494
Templeton Global Income Fund	26,747	161,284
THL Credit Senior Loan Fund	600	8,916
Virtus Global Dividend & Income Fund, Inc.	1,000	8,930
Virtus Total Return Fund, Inc.	2,712	23,486
Voya Emerging Markets High Income Dividend Equity Fund	3,368	24,553
Voya Global Advantage and Premium Opportunity Fund	2,785	25,622
Voya Global Equity Dividend and Premium Opportunity Fund	13,992	81,993
Voya Infrastructure Industrials and Materials Fund	2,580	28,535
Wells Fargo Income Opportunities Fund	10,921	78,959
Wells Fargo Multi-Sector Income Fund	2,800	31,052
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,213	18,171
Western Asset Global High Income Fund, Inc.	15,422	127,540
Western Asset High Income Fund II, Inc.	28,635	164,938
Western Asset High Yield Defined Opportunity Fund, Inc.	1,856	24,406
Western Asset Intermediate Muni Fund, Inc.	30,187	252,061
Western Asset Municipal High Income Fund, Inc.	10,830	75,052
Western Asset Municipal Partners Fund, Inc.	14,665	203,844

TOTAL CLOSED END FUNDS (Cost $30,629,885)		28,618,439

EXCHANGE TRADED FUNDS - 0.0% (c)
Gabelli Global Small and Mid Cap Value Trust (The) * (Cost $8,815)	801	7,850

	PRINCIPAL AMOUNT

CORPORATE BONDS - 6.0%

Aerospace & Defense - 0.3%
Bombardier, Inc. (Canada) 7.75%, 3/15/2020 (2)(f)	$1,000,000	1,015,000

Airlines - 0.3%
United Continental Holdings, Inc. 6.00%, 12/1/2020 (2)(a)	1,000,000	1,025,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Banks - 0.0% (c)
Washington Mutual, Inc. Escrow 0.00%, 9/29/2017 (3)(d)	$5,000,000	$60,000

Chemicals - 0.1%
Platform Specialty Products Corp. 6.50%, 2/1/2022 (2)(f)	542,000	542,000

Consumer Finance - 0.6%
General Motors Financial Co., Inc.
3.10%, 1/15/2019 (2)	1,250,000	1,249,950
2.40%, 5/9/2019 (2)	1,000,000	996,242

		2,246,192

Diversified Telecommunication Services - 0.2%
CenturyLink, Inc. Series V, 5.63%, 4/1/2020 (2)	1,000,000	995,000

Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp. 3.40%, 2/15/2019 (2)	947,000	947,536
iStar, Inc. 5.00%, 7/1/2019 (2)	486,000	484,481

		1,432,017

Food Products - 0.2%
Viterra, Inc. (Switzerland) 5.95%, 8/1/2020 (2)(f)	923,000	950,935

Health Care Equipment & Supplies - 0.1%
DJO Finance LLC 10.75%, 4/15/2020 (2)(a)	614,000	614,000

Health Care Providers & Services - 0.4%
Agiliti Health, Inc. 7.63%, 8/15/2020 (2)	462,000	458,535
HCA, Inc. 6.50%, 2/15/2020 (2)	1,000,000	1,025,000

		1,483,535

Household Durables - 0.1%
DR Horton, Inc. 3.75%, 3/1/2019 (2)	500,000	499,959

Independent Power and Renewable Electricity Producers - 0.0%
Energy Future Holdings 0.00%, 12/1/2018 (3)(d)(j)	1,000,000	—

Internet & Direct Marketing Retail - 0.1%
QVC, Inc. 3.13%, 4/1/2019 (2)	317,000	316,277

Media - 0.0% (c)
iHeartCommunications, Inc. 14.00%, 2/1/2021 (2)(j)	1,010,000	111,100

Metals & Mining - 0.3%
Aleris International, Inc. 10.75%, 7/15/2023 (2)(a)(f)	1,095,000	1,118,871

Oil, Gas & Consumable Fuels - 1.3%
Black Elk Energy Escrow 13.75%, 12/1/2015 (3)(d)	2,833,436	—
DCP Midstream Operating LP 2.70%, 4/1/2019 (2)	1,000,000	991,875

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Oil, Gas & Consumable Fuels - 1.3% (continued)
Energy Transfer LP 7.50%, 10/15/2020 (2)	$ 1,000,000	$1,040,000
EnLink Midstream Partners LP 2.70%, 4/1/2019 (2)	1,000,000	993,751
NSA Bondco Ltd. (Norway) 12.00%, 8/31/2020 (3)(d)(i)(j)	3,031,719	666,978
Resolute Energy Corp. 8.50%, 5/1/2020 (2)	602,000	592,970
Targa Resources Partners LP 4.13%, 11/15/2019 (2)	1,000,000	991,250

		5,276,824

Pharmaceuticals - 0.1%
Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024 (2)(a)	549,000	516,060

Professional Services - 0.1%
Verisk Analytics, Inc. 4.88%, 1/15/2019 (2)	271,000	271,094

Semiconductors & Semiconductor Equipment - 0.1%
SunEdison, Inc.
2.00%, 10/1/2018 (3)(d)(j)	16,350,000	363,923
2.75%, 1/1/2021 (3)(d)(j)	4,400,000	97,937

		461,860

Specialty Retail - 0.5%
L Brands, Inc. 7.00%, 5/1/2020 (2)	2,000,000	2,060,000

Wireless Telecommunication Services - 0.8%
Hughes Satellite Systems Corp. 6.50%, 6/15/2019 (2)(a)	1,000,000	1,008,750
T-Mobile USA, Inc.
4.75%, 2/1/2028 (2)(a)	2,301,000	2,082,405
4.75%, 2/1/2028 (3)(d)(j)	2,301,000	—

		3,091,155

TOTAL CORPORATE BONDS (Cost $57,273,026)		24,086,879

CONVERTIBLE BONDS - 36.4%

Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. 1.88%, 6/1/2024 (2)(a)	1,175,000	1,120,089

Automobiles - 0.0% (c)
Tesla, Inc. 2.38%, 3/15/2022 (2)(a)	75,000	91,000

Biotechnology - 2.2%
Clovis Oncology, Inc. 1.25%, 5/1/2025 (2)(a)	900,000	629,842
Intrexon Corp. 3.50%, 7/1/2023 (2)(a)	2,550,000	1,778,543
Karyopharm Therapeutics, Inc. 3.00%, 10/15/2025 (2)(a)(f)	1,900,000	1,660,980
Ligand Pharmaceuticals, Inc. 0.75%, 5/15/2023 (2)(a)(f)	50,000	44,275

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Biotechnology - 2.2% (continued)
TESARO, Inc. 3.00%, 10/1/2021 (2)	$123,000	$267,567
Verastem, Inc. 5.00%, 11/1/2048 (2)(a)	5,675,000	4,425,189

		8,806,396

Capital Markets - 2.4%
Deutsche Bank AG (Germany) 1.00%, 5/1/2023 (2)(a)	1,975,000	1,723,820
Hercules Capital, Inc. 4.38%, 2/1/2022 (2)(a)	1,350,000	1,277,640
New Mountain Finance Corp. 5.75%, 8/15/2023 (2)(a)	2,600,000	2,569,658
Prospect Capital Corp. 4.95%, 7/15/2022 (2)(a)	1,450,000	1,386,674
TPG Specialty Lending, Inc. 4.50%, 8/1/2022 (2)(a)	2,750,000	2,697,024

		9,654,816

Chemicals - 1.6%
Amyris, Inc. 9.50%, 4/15/2019 (2)(a)	6,461,000	6,448,569

Communications Equipment - 1.7%
CalAmp Corp. 2.00%, 8/1/2025 (2)(a)(f)	3,875,000	2,978,906
Finisar Corp. 0.50%, 12/15/2036 (2)	721,000	684,388
Infinera Corp. 2.13%, 9/1/2024 (2)(a)	1,725,000	1,248,555
Palo Alto Networks, Inc. 0.75%, 7/1/2023 (2)(a)(f)	1,700,000	1,681,281

		6,593,130

Construction & Engineering - 0.4%
KBR, Inc. 2.50%, 11/1/2023 (2)(a)(f)	1,850,000	1,644,737

Consumer Finance - 1.3%
Encore Capital Group, Inc. 3.25%, 3/15/2022 (2)(a)	1,975,000	1,614,377
EZCORP, Inc. 2.13%, 6/15/2019 (2)(a)(k)	2,250,000	2,190,326
2.38%, 5/1/2025 (2)(a)(f)	1,025,000	777,208
PRA Group, Inc. 3.50%, 6/1/2023 (2)(a)	500,000	421,224

		5,003,135

Diversified Financial Services - 0.5%
Element Fleet Management Corp. (Canada) 5.13%, 6/30/2019 (2)(a)(f)	CAD 2,783,000	2,015,084

Electrical Equipment - 0.7%
Enphase Energy, Inc. 4.00%, 8/1/2023 (2)(a)(f)	1,850,000	1,928,893
Plug Power, Inc. 5.50%, 3/15/2023 (2)(a)(f)	1,100,000	916,694

		2,845,587

Energy Equipment & Services - 0.7%
Helix Energy Solutions Group, Inc. 4.13%, 9/15/2023 (2)(a)	1,125,000	1,036,324
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (2)(a)	1,150,000	1,009,988

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Energy Equipment & Services - 0.7% (continued)
Weatherford International Ltd. 5.88%, 7/1/2021 (2)(a)	$1,225,000	$768,006

		2,814,318

Equity Real Estate Investment Trusts (REITs) - 0.1%
iStar, Inc. 3.13%, 9/15/2022 (2)(a)	375,000	337,890

Health Care Equipment & Supplies - 0.4%
China Medical Technologies, Inc. (China) 4.00%, 8/15/2013 (3)(d)(j)	250,000	—
6.25%, 12/15/2016 (3)(d)(f)(j)	2,625,000	—
DexCom, Inc. 0.75%, 12/1/2023 (2)(a)(f)	1,450,000	1,464,580

		1,464,580

Health Care Providers & Services - 1.2%
Anthem, Inc. 2.75%, 10/15/2042 (2)(a)	1,279,000	4,624,711

Household Durables - 0.2%
GoPro, Inc. 3.50%, 4/15/2022 (2)(a)	1,000,000	818,750

Insurance - 0.9%
AmTrust Financial Services, Inc. 2.75%, 12/15/2044 (2)(a)	1,875,000	1,762,969
AXA SA (France) 7.25%, 5/15/2021 (2)(a)(f)	900,000	784,738
HCI Group, Inc. 4.25%, 3/1/2037 (2)(a)	1,175,000	1,185,202

		3,732,909

Interactive Media & Services - 1.4%
Twitter, Inc. 0.25%, 6/15/2024 (2)(a)(f)	1,150,000	1,002,251
Zillow Group, Inc. 2.00%, 12/1/2021 (2)(a)	3,700,000	3,595,394
1.50%, 7/1/2023 (2)(a)	1,375,000	1,181,151

		5,778,796

Internet & Direct Marketing Retail - 0.9%
MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028 (2)(a)(f)	1,250,000	1,125,000
Quotient Technology, Inc. 1.75%, 12/1/2022 (2)(a)	800,000	754,480
Wayfair, Inc. 1.13%, 11/1/2024 (2)(a)(f)	1,875,000	1,904,323

		3,783,803

IT Services - 1.4%
MongoDB, Inc. 0.75%, 6/15/2024 (2)(a)(f)	2,825,000	3,888,344
Square, Inc. 0.38%, 3/1/2022 (2)(a)	250,000	610,927
0.50%, 5/15/2023 (2)(a)(f)	875,000	910,526

		5,409,797

Life Sciences Tools & Services - 0.3%
Illumina, Inc. 0.00%, 6/15/2019 (2)(a)	1,150,000	1,402,532

Media - 0.6%
Liberty Media Corp.
2.13%, 3/31/2048 (2)(a)(f)	850,000	794,852
2.25%, 12/1/2048 (2)(a)(f)	1,525,000	1,505,119

		2,299,971

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Metals & Mining - 1.5%
Allegheny Technologies, Inc. 4.75%, 7/1/2022 (2)(a)	$2,700,000	$4,529,552
Cleveland-Cliffs, Inc. 1.50%, 1/15/2025 (2)(a)	850,000	945,368
Endeavour Mining Corp. (Ivory Coast) 3.00%, 2/15/2023 (2)(a)(f)	350,000	338,835

		5,813,755

Mortgage Real Estate Investment Trusts (REITs) - 3.7%
Apollo Commercial Real Estate Finance, Inc. 4.75%, 8/23/2022 (2)(a)	2,250,000	2,106,650
5.38%, 10/15/2023 (2)(a)	1,550,000	1,484,576
Blackstone Mortgage Trust, Inc.
4.38%, 5/5/2022 (2)(a)	900,000	875,795
4.75%, 3/15/2023 (2)(a)	1,800,000	1,749,287
Granite Point Mortgage Trust, Inc. 6.38%, 10/1/2023 (2)(a)	1,900,000	1,869,220
KKR Real Estate Finance Trust, Inc. 6.13%, 5/15/2023 (2)(a)(f)	975,000	961,197
New York Mortgage Trust, Inc. 6.25%, 1/15/2022 (2)(a)	1,350,000	1,325,531
Redwood Trust, Inc.
4.75%, 8/15/2023 (2)(a)	1,900,000	1,740,794
5.63%, 7/15/2024 (2)(a)	2,775,000	2,604,673

		14,717,723

Oil, Gas & Consumable Fuels - 2.1%
Aegean Marine Petroleum Network, Inc. (Greece) 4.25%, 12/15/2021 (2)(j)	375,000	88,125
Chesapeake Energy Corp. 5.50%, 9/15/2026 (2)(a)(k)	1,000,000	804,862
DHT Holdings, Inc. 4.50%, 8/15/2021 (2)(a)(f)	3,025,000	2,813,250
Legacy Reserves LP 8.00%, 9/20/2023 (2)(a)	3,775,000	943,750
Scorpio Tankers, Inc. (Monaco) 3.00%, 5/15/2022 (2)(a)	1,650,000	1,297,209
Ship Finance International Ltd. (Norway) 5.75%, 10/15/2021 (2)(a)	2,600,000	2,415,457

		8,362,653

Personal Products - 0.1%
Herbalife Nutrition Ltd.
2.63%, 3/15/2024 (2)(a)(f)	300,000	336,502

Pharmaceuticals - 1.1%
Medicines Co. (The)
3.50%, 1/15/2024 (2)(a)(f)	2,050,000	2,024,869
Omeros Corp.
6.25%, 11/15/2023 (2)(a)(f)	2,250,000	1,960,695
Tilray, Inc. (Canada)
5.00%, 10/1/2023 (2)(a)(f)	725,000	513,880

		4,499,444

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Professional Services - 0.3%
FTI Consulting, Inc. 2.00%, 8/15/2023 (2)(a)(f)	$1,100,000	$1,048,437

Semiconductors & Semiconductor Equipment - 3.8%
Cree, Inc. 0.88%, 9/1/2023 (2)(a)(f)	900,000	870,810
Inphi Corp. 1.13%, 12/1/2020 (2)(a)	400,000	419,664
Integrated Device Technology, Inc. 0.88%, 11/15/2022 (2)	1,388,000	2,146,656
Microchip Technology, Inc. 2.25%, 2/15/2037 (2)(a)	1,851,000	1,815,029
Novellus Systems, Inc. 2.63%, 5/15/2041 (2)(a)	2,400,000	9,897,115
SunEdison, Inc. 0.25%, 1/15/2020 (3)(d)(j)	575,000	12,799

		15,162,073

Software - 2.7%
Atlassian, Inc. 0.63%, 5/1/2023 (2)(a)(f)	550,000	697,265
Benefitfocus, Inc. 1.25%, 12/15/2023 (2)(a)(f)	1,250,000	1,327,716
Citrix Systems, Inc. 0.50%, 4/15/2019 (2)(a)	350,000	496,953
Envestnet, Inc. 1.75%, 6/1/2023 (2)(a)(f)	450,000	449,097
FireEye, Inc. 0.88%, 6/1/2024 (2)(a)(f)	525,000	526,518
Five9, Inc. 0.13%, 5/1/2023 (2)(a)(f)	625,000	761,619
MINDBODY, Inc. 0.38%, 6/1/2023 (2)(f)	571,000	562,663
PROS Holdings, Inc. 2.00%, 6/1/2047 (2)(a)	1,875,000	1,739,803
Rapid7, Inc. 1.25%, 8/1/2023 (2)(a)(f)	400,000	405,174
Red Hat, Inc. 0.25%, 10/1/2019 (2)	303,000	719,644
Splunk, Inc.
0.50%, 9/15/2023 (2)(a)(f)	1,525,000	1,514,873
1.13%, 9/15/2025 (2)(a)(f)	1,450,000	1,426,755

		10,628,080

Specialty Retail - 0.7%
RH
0.00%, 7/15/2020 (2)(a)	725,000	841,036
0.00%, 6/15/2023 (2)(a)(f)	2,275,000	2,024,106

		2,865,142

Technology Hardware, Storage & Peripherals - 0.8%
Electronics For Imaging, Inc. 2.25%, 11/15/2023 (2)(a)(f)	2,475,000	2,400,126
Pure Storage, Inc. 0.13%, 4/15/2023 (2)(a)(f)	800,000	743,040

		3,143,166

Trading Companies & Distributors - 0.0% (c)
AM Castle & Co.
7.00%, 8/31/2022 (3)(a)(d)	97,646	85,440

Wireless Telecommunication Services - 0.4%
Gogo, Inc. 6.00%, 5/15/2022 (2)(a)(f)	1,975,000	1,714,892

TOTAL CONVERTIBLE BONDS (Cost $150,717,039)		145,067,907

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
LOAN PARTICIPATIONS - 0.3%
Distributors - 0.3%
American Tire Distributors, Inc., U.S. Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 7.50%), 10.02%, 9/1/2024 (2)(l)	$ 1,071,412	$869,633
American Tire Distributors, Inc., U.S. Junior FILO Facility (ICE LIBOR USD 6 Month + 6.00%), 8.48%, 9/1/2023 (3)(d)(l)	107,388	106,851

TOTAL LOAN PARTICIPATIONS (Cost $985,588)		976,484

	NO. OF RIGHTS
RIGHTS - 0.6%

Biotechnology - 0.0% (c)
Ambit Biosciences Corp., CVR (3)*(d)(e)	146,272	61,814
Tobira Therapeutics, Inc., CVR (3)*(d)(e)	11,880	106,764

		168,578

Capital Markets - 0.6%
Allegro Merger Corp., expiring 12/31/2023 *	180,000	52,200
Big Rock Partners Acquisition Corp., expiring 12/1/2022 *	200,000	72,000
Bison Capital Acquisition Corp., expiring 12/31/2049 (China) *	150,000	42,000
Black Ridge Acquisition Corp., expiring 11/16/2020 *	210,000	81,900
Cannabis Strategies Acquisition Corp., expiring 12/29/2018 (Canada) (2)*	250,000	219,748
CM Seven Star Acquisition Corp., expiring 12/31/2019 (Hong Kong) (2)*(a)	250,000	100,000
Constellation Alpha Capital Corp., expiring 12/31/2049 (2) *	700,000	133,000
GigCapital, Inc., expiring 2/15/2018 *	375,000	103,088
HL Acquisitions Corp., expiring 6/1/2026 *	54,000	40,775
Jensyn Acquisition Corp., expiring 3/7/2021 (2)*(b)	174,000	34,626
KBL Merger Corp. IV, expiring 3/6/2019 *(b)	1,000,000	390,000
Modern Media Acquisition Corp., expiring 12/31/2022 *(b)	1,700,000	425,000
Pensare Acquisition Corp., expiring 8/8/2022 *	1,000,000	290,000
TKK Symphony Acquisition Corp., expiring 10/31/2018 (Hong Kong) *	370,000	129,500
Union Acquisition Corp., expiring 12/2/2018 *	250,000	95,000

		2,208,837

Health Care Providers & Services - 0.0% (c)
Community Health Systems, Inc., CVR *(b)	7,762,436	6,986

TOTAL RIGHTS (Cost $111,420)		2,384,401

INVESTMENTS	NO. OF WARRANTS	VALUE
WARRANTS - 2.5%

Aerospace & Defense - 0.0% (c)
Tempus Applied Solutions Holdings, Inc., expiring 7/31/2020 (2)*	614,551	$8,911

Biotechnology - 0.1%
Organogenesis Holdings, Inc., expiring 12/2/2021 (3)*(d)	1,000,000	210,000

Capital Markets - 1.2%
Acasta Enterprises, Inc., expiring 1/3/2022 (Canada) (2)*	579,085	6,363
Alignvest Acquisition II Corp., expiring 7/4/2022 (Canada) *	175,000	51,275
Allegro Merger Corp., expiring 1/6/2025 *	180,000	54,000
Big Rock Partners Acquisition Corp., expiring 12/1/2022 *	100,000	38,430
Bison Capital Acquisition Corp., expiring 7/18/2022 (China) (2)*	75,000	17,850
Black Ridge Acquisition Corp., expiring 10/25/2022 *	210,000	63,000
Cannabis Strategies Acquisition Corp., expiring 12/21/2025 (Canada) *	200,000	549,370
Capitol Investment Corp. IV, expiring 1/1/2025 *(a)	83,333	83,333
ChaSerg Technology Acquisition Corp., expiring 9/30/2023 (3)*(d)	90,000	65,736
Churchill Capital Corp., expiring 10/29/2023 (3)*(d)	77,500	67,425
CM Seven Star Acquisition Corp., expiring 11/6/2018 (Hong Kong) (2)*(a)	125,000	31,250
Constellation Alpha Capital Corp., expiring 3/23/2024 *	700,000	73,500
DFB Healthcare Acquisitions Corp., expiring 4/3/2023 (3)*(d)	66,666	81,999
Far Point Acquisition Corp., expiring 6/1/2025 (2)*	33,333	43,333
Federal Street Acquisition Corp., expiring 7/24/2022 (2)*	187,500	150,000
Forum Merger II Corp., expiring 9/30/2025 *	180,000	81,000
GigCapital, Inc., expiring 1/17/2023 *	281,250	68,062
Gordon Pointe Acquisition Corp., expiring 3/12/2019 *	122,980	47,839
Gores Holdings III, Inc., expiring 10/28/2023 (3)*(d)	66,666	86,666
Graf Industrial Corp., expiring 12/31/2025 *	198,000	79,200
GS Acquisition Holdings Corp., expiring 7/30/2023 *	100,000	125,000
GTY Technology Holdings, Inc., expiring 11/14/2021 *	324,900	253,097
Haymaker Acquisition Corp., expiring 11/16/2022 *	99,990	82,002
HL Acquisitions Corp., expiring 7/18/2023 (3)*(d)	54,000	16,200
Hunter Maritime Acquisition Corp., expiring 10/11/2021 (2)*	470,000	79,900

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF WARRANTS	VALUE

Capital Markets - 1.2% (continued)
Jensyn Acquisition Corp., expiring 4/26/2021 *(b)	174,000	$12,180
KBL Merger Corp. IV, expiring 7/1/2023 *(b)	500,000	45,000
Legacy Acquisition Corp., expiring 11/30/2022 *	250,000	82,750
Leisure Acquisition Corp., expiring 12/28/2022 *	125,000	98,750
Leo Holdings Corp., expiring 4/5/2023 (United Kingdom) *	125,000	133,750
LF Capital Acquisition Corp., expiring 6/27/2023 *	240,000	100,800
Longevity Acquisition Corp., expiring 7/31/2025 (China) (3)*(d)	125,000	18,750
Megalith Financial Acquisition Corp., expiring 9/21/2023 (2)*	128,200	51,280
Modern Media Acquisition Corp., expiring 6/7/2022 *(b)	425,000	85,000
MTech Acquisition Corp., expiring 8/1/2024 *	62,500	37,469
Mudrick Capital Acquisition Corp., expiring 3/12/2019 *	250,000	112,500
Nebula Acquisition Corp., expiring 1/12/2023 (3)*(d)	46,666	62,775
New Frontier Corp., expiring 7/25/2023 (Hong Kong) (2)*	50,000	44,995
One Madison Corp., expiring 2/22/2023 (2)*	125,000	97,487
Opes Acquisition Corp., expiring 1/15/2023 *	250,000	74,175
Pensare Acquisition Corp., expiring 8/8/2022 *	250,000	50,000
Phunware, Inc., expiring 3/22/2022 *(b)	600,000	174,000
Platinum Eagle Acquisition Corp., expiring 3/5/2025 *	53,333	69,333
PROMECAP Acquisition Co. SAB de CV, expiring 3/23/2023 (Mexico) (3)*(d)	400,000	4,071
Pure Acquisition Corp., expiring 4/17/2023 *	172,500	196,650
Reebonz Holding Ltd., expiring 9/19/2024 *	75,000	14,175
Regalwood Global Energy Ltd., expiring 1/22/2022 (3)*(d)	83,333	90,000
Saban Capital Acquisition Corp., expiring 9/21/2021 *	42,000	25,200
Sentinel Energy Services, Inc., expiring 12/22/2022 *	44,440	36,885
Social Capital Hedosophia Holdings Corp., expiring 9/25/2022 *	83,334	60,000
Spartan Energy Acquisition Corp., expiring 10/1/2023 *	48,333	46,883
Tenzing Acquisition Corp., expiring 10/17/2023 *	250,000	82,500
Thunder Bridge Acquisition Ltd., expiring 7/17/2022 (3)*(d)	180,000	66,600
Tiberius Acquisition Corp., expiring 4/10/2023 *	117,500	45,825

INVESTMENTS	NO. OF WARRANTS	VALUE

Capital Markets - 1.2% (continued)
TKK Symphony Acquisition Corp., expiring 8/20/2023 (Hong Kong) *	370,000	$55,500
TPG Pace Holdings Corp., expiring 8/18/2022 *	66,666	69,333
Trinity Merger Corp., expiring 5/31/2023 *	250,000	98,750
Twelve Seas Investment Co., expiring 7/13/2023 (United Kingdom) *	240,000	62,400
Union Acquisition Corp., expiring 7/1/2025 *	250,000	62,500
Vantage Energy Acquisition Corp., expiring 4/12/2024 *	250,000	117,500
VectoIQ Acquisition Corp., expiring 6/11/2023 (2)*	180,000	90,000

		4,871,596

Commercial Services & Supplies - 0.0% (c)
Estre Ambiental, Inc., expiring 12/22/2022 *	661,870	36,469
NRC Group Holdings Corp., expiring 6/15/2024 *	187,500	151,875

		188,344

Construction & Engineering - 0.2%
Concrete Pumping Holdings, Inc., expiring 8/1/2024 *	500,000	390,000
Infrastructure and Energy Alternatives, Inc., expiring 3/26/2023 *	343,006	312,135
Limbach Holdings, Inc., expiring 7/20/2021 *	168,252	67,301

		769,436

Consumer Finance - 0.0%(c)
China Lending Corp., expiring 7/6/2021 (China) (3)*(d)	142,386	14

Energy Equipment & Services - 0.2%
Glori Energy, Inc., expiring 7/25/2019 *	287,100	144
National Energy Services Reunited Corp., expiring 6/5/2022 *	409,500	491,400
US Well Services, Inc., expiring 5/28/2021 *(b)	757,700	454,620

		946,164

Entertainment - 0.0% (c)
Kew Media Group, Inc., expiring 3/20/2022 (Canada) (3)*(d)	150,000	54,937
Smaaash Entertainment, Inc., expiring 5/22/2024 *	225,000	39,128

		94,065

Hotels, Restaurants & Leisure - 0.0% (c)
Inspired Entertainment, Inc., expiring 12/23/2021 (3)*(d)	636,986	95,548

Household Durables - 0.0%(c)
Purple Innovation, Inc., expiring 2/2/2023 *(a)	384,000	57,600

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF WARRANTS	VALUE
Insurance - 0.1%
Sirius International Insurance Group Ltd., expiring 12/31/2023 *	286,625	$257,962

Internet & Direct Marketing Retail - 0.1%
LXRandCo, Inc., expiring 6/9/2022 (Canada) (3)*(d)	1,274,000	9,332
Waitr Holdings, Inc., expiring 6/1/2023 *	175,000	253,750

		263,082

IT Services - 0.3%
Exela Technologies, Inc., expiring 1/1/2023 *	930,354	139,553
International Money Express, Inc., expiring 7/26/2023 *	167,500	438,850
Priority Technology Holdings, Inc., expiring 11/14/2020 *	250,000	325,000
Verra Mobility Corp., expiring 10/17/2023 *	66,666	123,332

		1,026,735

Machinery - 0.0% (c)
Blue Bird Corp., expiring 2/24/2020 (2)*	53,842	153,450
Jason Industries, Inc., expiring 6/30/2019 *(b)	1,933,070	7,732

		161,182

Oil, Gas & Consumable Fuels - 0.2%
Alta Mesa Resources, Inc., expiring 2/9/2023 *	308,333	26,054
Altus Midstream Co., expiring 11/12/2023 *	125,000	82,500
Falcon Minerals Corp., expiring 8/15/2022 *	250,000	150,000
Magnolia Oil & Gas Corp., expiring 7/31/2023 *	83,333	252,499
NextDecade Corp., expiring 7/24/2022 *	547,770	125,987
Rosehill Resources, Inc., expiring 9/16/2022 *	244,800	88,128

		725,168

Road & Rail - 0.0% (c)
Daseke, Inc., expiring 2/27/2022 *	378,003	60,480

Software - 0.1%
Rimini Street, Inc., expiring 9/30/2022 *	471,690	330,183

Technology Hardware, Storage & Peripherals - 0.0% (c)
Borqs Technologies, Inc., expiring 8/21/2022 (China) *	373,500	31,710

Wireless Telecommunication Services - 0.0% (c)
Trilogy International Partners, Inc., expiring 2/7/2022 (Canada) *	445,000	3,260

TOTAL WARRANTS (Cost $413,372)		10,101,440

INVESTMENTS	NO. OF UNITS	VALUE
SECURITIES IN LITIGATION - 0.1%

Health Care Equipment & Supplies - 0.1%
DEMC, Ltd., Class A-1 (3)*(d)(e)	12,969	$—
DEMC, Ltd., Class A-2 (3)*(d)(e)	368,190,309	231,960
DEMC, Ltd., Class B-1 (3)*(d)(e)	10,488	—
DEMC, Ltd., Class B-2 (3)*(d)(e)	513,897,326	514

		232,474

Software - 0.0% (c)
TimeGate Studios, Inc. (3)*(d)(e)(j)	3,591,250	201,735

TOTAL SECURITIES IN LITIGATION (Cost $4,086,015)		434,209

	SHARES

SHORT-TERM INVESTMENTS - 37.5%
INVESTMENT COMPANIES - 25.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (m)	373,960	373,960
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (m)	1,495,841	1,495,841
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (m)(n)	13,446,610	13,446,610
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (m)(n)	7,343,497	7,343,497
Limited Purpose Cash Investment Fund, 2.50% (m)	77,426,011	77,426,010
UBS Select Treasury Preferred Fund, Class I, 2.34% (m)	1,869,801	1,869,801

TOTAL INVESTMENT COMPANIES (Cost $101,943,416)		101,955,719

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 12.0%
U.S. Treasury Bills
2.16%, 1/17/2019 (2)(o)(p)	$ 31,905,000	31,874,624
2.48%, 5/16/2019 (2)(a)(o)	738,000	731,328
2.49%, 5/23/2019 (2)(o)	1,500,000	1,485,739
2.49%, 5/30/2019 (2)(o)(p)	1,500,000	1,485,038
2.50%, 6/6/2019 (2)(o)(p)	1,500,000	1,484,209
2.51%, 6/13/2019 (2)(o)(p)	10,902,000	10,782,235

TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,839,522)		47,843,173

TOTAL SHORT-TERM INVESTMENTS (Cost $149,782,938)		149,798,892

TOTAL LONG POSITIONS (Cost $544,076,578)		502,637,611

	SHARES
SHORT POSITIONS - (28.3)%
COMMON STOCKS - (26.2)%

Aerospace & Defense - (1.1)%
Harris Corp.	(31,003)	(4,174,554)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Air Freight & Logistics - (0.1)%
Atlas Air Worldwide Holdings, Inc. *	(11,456)	$(483,329)

Automobiles - (0.1)%
Tesla, Inc. *	(1,410)	(469,248)

Banks - (0.7)%
Ameris Bancorp	(1,620)	(51,305)
Cadence Bancorp	(40,350)	(677,073)
CenterState Bank Corp.	(1,435)	(30,192)
Fifth Third Bancorp	(32,442)	(763,360)
Independent Bank Corp./MA	(3,041)	(213,813)
Independent Bank Group, Inc.	(4,484)	(205,233)
Synovus Financial Corp.	(27,272)	(872,431)
Veritex Holdings, Inc.*	(3,252)	(69,528)

		(2,882,935)

Biotechnology - (0.6)%
BioMarin Pharmaceutical, Inc. *	(4,312)	(367,167)
Clovis Oncology, Inc.*	(4,017)	(72,145)
Karyopharm Therapeutics, Inc.*	(86,284)	(808,481)
Ligand Pharmaceuticals, Inc.*	(97)	(13,163)
Verastem, Inc.*	(344,564)	(1,157,735)

		(2,418,691)

Capital Markets - (0.5)%
Hercules Capital, Inc.	(403)	(4,453)
New Mountain Finance Corp.	(29,974)	(377,073)
Penson Worldwide, Inc.(3)*(d)	(217,523)	—
Prospect Capital Corp.	(3,633)	(22,924)
TPG Specialty Lending, Inc.	(24,333)	(440,184)
Virtus Investment Partners, Inc.	(13,904)	(1,104,395)

		(1,949,029)

Chemicals - 0.0% (c)
Amyris, Inc.*	(40,739)	(136,068)

Communications Equipment - (0.4)%
CalAmp Corp. *	(49,154)	(639,494)
Infinera Corp.*	(86,475)	(345,035)
Palo Alto Networks, Inc.*	(3,000)	(565,050)

		(1,549,579)

Construction & Engineering - (0.1)%
KBR, Inc.	(30,455)	(462,307)

Consumer Finance - (0.2)%
Encore Capital Group, Inc. *	(23,150)	(544,025)
EZCORP, Inc., Class A*	(30,943)	(239,189)
PRA Group, Inc.*	(5,515)	(134,401)

		(917,615)

Diversified Financial Services - (0.3)%
AXA Equitable Holdings, Inc.	(33,525)	(557,521)
FGL Holdings*	(33,000)	(219,780)
Voya Financial, Inc.	(8,343)	(334,888)

		(1,112,189)

INVESTMENTS	SHARES	VALUE
Electrical Equipment - (0.3)%
Enphase Energy, Inc. *	(184,204)	$(871,285)
Plug Power, Inc.*	(177,574)	(220,192)

		(1,091,477)

Electronic Equipment, Instruments & Components - (0.1)%
II-VI, Inc. *	(9,260)	(300,579)

Energy Equipment & Services - (0.3)%
Ensco plc, Class A	(59,814)	(212,938)
Helix Energy Solutions Group, Inc.*	(70,245)	(380,025)
SEACOR Holdings, Inc.*	(6,330)	(234,210)
Transocean Ltd.*	(54,192)	(376,093)

		(1,203,266)

Entertainment - (0.1)%
Live Nation Entertainment, Inc. *	(6,128)	(301,804)

Equity Real Estate Investment Trusts (REITs) - (0.2)%
Government Properties Income Trust	(10,111)	(69,462)
Industrial Logistics Properties Trust	(4,885)	(96,088)
iStar, Inc.	(6,260)	(57,404)
QTS Realty Trust, Inc., Class A	(10,937)	(405,216)

		(628,170)

Gas Utilities - (0.1)%
South Jersey Industries, Inc.	(14,741)	(409,800)

Health Care Equipment & Supplies - (0.1)%
China Medical Technologies, Inc., ADR (China) (3)*(d)	(40,234)	—
DexCom, Inc.*	(4,772)	(571,686)

		(571,686)

Health Care Providers & Services - (1.2)%
Anthem, Inc.	(17,711)	(4,651,440)
Tivity Health, Inc.*	(6,375)	(158,164)

		(4,809,604)

Independent Power and Renewable Electricity Producers - 0.0% (c)
NRG Energy, Inc.	(379)	(15,008)

Insurance - (0.4)%
Assurant, Inc.	(13,574)	(1,214,059)
Greenlight Capital Re Ltd., Class A*	(112)	(965)
HCI Group, Inc.	(10,319)	(524,308)

		(1,739,332)

Interactive Media & Services - (0.7)%
Twitter, Inc. *	(9,598)	(275,847)
Weibo Corp., ADR (China)*	(26,394)	(1,542,201)
Zillow Group, Inc., Class C*	(29,810)	(941,400)

		(2,759,448)

Internet & Direct Marketing Retail - (5.5)%
Alibaba Group Holding Ltd., ADR (China) *	(147,907)	(20,273,612)
MercadoLibre, Inc. (Argentina)*	(2,002)	(586,286)
Quotient Technology, Inc.*	(24,654)	(263,305)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Internet & Direct Marketing Retail - (5.5)% (continued)
Wayfair, Inc., Class A*	(11,115)	$(1,001,239)

		(22,124,442)

IT Services - (1.4)%
MongoDB, Inc. *	(33,577)	(2,811,738)
Priority Technology Holdings, Inc.*	(4,288)	(34,261)
Science Applications International Corp.	(2,951)	(187,979)
Square, Inc., Class A*	(16,593)	(930,701)
Twilio, Inc., Class A*	(9,306)	(831,026)
Verra Mobility Corp.*	(84,000)	(819,840)

		(5,615,545)

Life Sciences Tools & Services - (0.3)%
Illumina, Inc.*	(4,202)	(1,260,306)

Machinery - (0.4)%
Altra Industrial Motion Corp.	(320)	(8,048)
Blue Bird Corp.*	(45,043)	(819,332)
Fortive Corp.	(8,378)	(566,856)
Rexnord Corp.*	(8,118)	(186,308)

		(1,580,544)

Media - (0.6)%
Discovery, Inc., Class A *	(928)	(22,959)
New York Times Co. (The), Class A	(75,256)	(1,677,456)
News Corp., Class B	(6,748)	(77,939)
Sirius XM Holdings, Inc.	(77,066)	(440,047)

		(2,218,401)

Metals & Mining - (1.8)%
Allegheny Technologies, Inc. *	(162,411)	(3,535,688)
Barrick Gold Corp. (Canada)	(198,387)	(2,686,160)
Cleveland-Cliffs, Inc.*	(82,515)	(634,540)
Endeavour Mining Corp. (Ivory Coast)*	(6,882)	(112,616)
Pan American Silver Corp. (Canada)	(11,886)	(173,536)

		(7,142,540)

Mortgage Real Estate Investment Trusts (REITs) - (1.0)%
Apollo Commercial Real Estate Finance, Inc.	(34,477)	(574,387)
Blackstone Mortgage Trust, Inc., Class A	(19,980)	(636,563)
Granite Point Mortgage Trust, Inc.	(30,439)	(548,815)
KKR Real Estate Finance Trust, Inc.	(8,490)	(162,584)
New York Mortgage Trust, Inc.	(33,716)	(198,587)
Redwood Trust, Inc.	(79,319)	(1,195,337)
Starwood Property Trust, Inc.	(29,090)	(573,364)

		(3,889,637)

Multi-Utilities - (0.5)%
CenterPoint Energy, Inc.	(45,979)	(1,297,987)
Sempra Energy	(4,629)	(500,812)

		(1,798,799)

INVESTMENTS	SHARES	VALUE
Oil, Gas & Consumable Fuels - (1.2)%
Chesapeake Energy Corp. *	(259,910)	$(545,811)
Cimarex Energy Co.	(1,015)	(62,575)
Denbury Resources, Inc.*	(33,772)	(57,750)
DHT Holdings, Inc.	(173,964)	(681,939)
Diamondback Energy, Inc.	(100)	(9,270)
Encana Corp. (Canada)	(259,492)	(1,499,864)
Legacy Reserves, Inc.*	(98,087)	(151,054)
Magnolia Oil & Gas Corp.*	(115,737)	(1,297,412)
Scorpio Tankers, Inc. (Monaco)	(186,135)	(327,597)
Ship Finance International Ltd. (Norway)	(27,393)	(288,448)

		(4,921,720)

Personal Products - (0.1)%
Herbalife Nutrition Ltd. *	(3,536)	(208,447)

Pharmaceuticals - (0.2)%
Omeros Corp. *	(50,328)	(560,654)
Takeda Pharmaceutical Co. Ltd. (Japan) (2)	(10,037)	(340,199)

		(900,853)

Professional Services - (0.1)%
FTI Consulting, Inc. *	(5,154)	(343,462)

Semiconductors & Semiconductor Equipment - (3.0)%
Cree, Inc. *	(8,179)	(349,857)
Inphi Corp.*	(5,229)	(168,112)
Lam Research Corp.	(73,330)	(9,985,346)
Microchip Technology, Inc.	(19,893)	(1,430,705)

		(11,934,020)

Software - (1.3)%
Atlassian Corp. plc, Class A *	(5,001)	(444,989)
Citrix Systems, Inc.	(4,818)	(493,652)
Cloudera, Inc. *	(47,990)	(530,769)
Envestnet, Inc. *	(3,491)	(171,722)
FireEye, Inc. *	(13,956)	(226,227)
Five9, Inc. *	(11,849)	(518,038)
PROS Holdings, Inc. *	(16,964)	(532,670)
Q2 Holdings, Inc. *	(14,570)	(721,943)
Rapid7, Inc. *	(6,348)	(197,804)
Splunk, Inc. *	(11,116)	(1,165,513)
VMware, Inc., Class A	(214)	(29,346)

		(5,032,673)

Specialty Retail - (0.4)%
RH *	(14,448)	(1,731,159)

Technology Hardware, Storage & Peripherals - (0.3)%
Electronics For Imaging, Inc. *	(25,095)	(622,356)
NCR Corp. *	(20,949)	(483,503)
Pure Storage, Inc., Class A*	(16,137)	(259,483)

		(1,365,342)

Thrifts & Mortgage Finance - (0.1)%
WSFS Financial Corp.	(6,946)	(263,323)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Wireless Telecommunication Services - (0.4)%
Gogo, Inc. *	(99,610)	$(297,834)
T-Mobile US, Inc. *	(23,138)	(1,471,808)

		(1,769,642)

TOTAL COMMON STOCKS (Proceeds $(110,203,082))		(104,486,573)

	PRINCIPAL AMOUNT
CONVERTIBLE BONDS - (2.1)%

Biotechnology - (0.6)%
BioMarin Pharmaceutical, Inc.
1.50%, 10/15/2020 (2)	$(1,300,000)	(1,446,250)
0.60%, 8/1/2024(2)	(875,000)	(870,099)

		(2,316,349)

Energy Equipment & Services - (0.4)%
Oil States International, Inc. 1.50%, 2/15/2023(2)(f)	(1,850,000)	(1,516,297)

Internet & Direct Marketing Retail - (0.5)%
Booking Holdings, Inc. 0.90%, 9/15/2021 (2)	(900,000)	(993,183)
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (2)(f)	(950,000)	(907,964)

		(1,901,147)

IT Services - (0.2)%
Wix.com Ltd. (Israel) 0.00%, 7/1/2023 (2)(f)	(1,025,000)	(969,844)

Life Sciences Tools & Services - (0.2)%
Illumina, Inc. 0.00%, 8/15/2023 (2)(f)	(800,000)	(820,602)

Mortgage Real Estate Investment Trusts (REITs) - (0.1)%
Starwood Property Trust, Inc. 4.38%, 4/1/2023 (2)	(525,000)	(518,422)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Pharmaceuticals - 0.0%(c)
Jazz Investments I Ltd. 1.50%, 8/15/2024 (2)	$(275,000)	$(248,647)

Software - (0.1)%
Guidewire Software, Inc.
1.25%, 3/15/2025 (2)	(350,000)	(335,380)

TOTAL CONVERTIBLE BONDS (Proceeds $(9,536,086))		(8,626,688)

TOTAL SHORT POSITIONS (Proceeds $(119,739,168))		(113,113,261)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 97.7% (Cost $424,337,410)		389,524,350

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3% (q)		9,532,265

NET ASSETS - 100.0%		$399,056,615

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$12,119,940	3.0%
Consumer Discretionary	(6,138,398)	(1.6)
Consumer Staples	1,078,989	0.3
Energy	14,388,127	3.6
Exchange Traded Funds	7,850	0.0 (b)
Financials	150,016,225	37.7
Health Care	15,791,336	4.0
Industrials	9,864,850	2.5
Information Technology	27,126,538	6.8
Materials	10,113,659	2.5
Real Estate	4,150,844	1.1
Utilities	1,205,498	0.3
Short-Term Investments	149,798,892	37.5

Total Investments In Securities At Value	389,524,350	97.7
Other Assets in Excess of Liabilities (p)	9,532,265	2.3

Net Assets	$399,056,615	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $185,048,787. In addition, $11,899,825 of cash collateral was pledged.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

(b)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	INTEREST INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

LONG POSITIONS - 2.2%
COMMON STOCKS - 1.7%

Capital Markets - 1.7%
Forum Merger II Corp., Class A *^	683,600	360,000	(1,043,600)	—	$—	$—	$—	$(24,348)	$13,672
Jensyn Acquisition Corp. (2)*	69,000	—	—	69,000	759,000			—	48,300
KBL Merger Corp. IV *	900,000	—	(900,000)	—	—	—	—	(135,205)	252,000
US Well Services, Inc., Class A *^	400,000	—	(400,000)	—	—	—	—	(101,090)	96,000
Modern Media Acquisition Corp. *	625,000	—	(29,969)	595,031	6,069,316	—	—	(1,805)	231,506
Phunware, Inc. *	200,000	—	(200,000)	—	—	—	—	127,713	(42,000)

					6,828,316	—	—	(134,735)	599,478

Diversified Consumer Services - 0.0% (a)
Education Management Corp. *^	8,615,228	—	(8,615,228)	—	—	—	—	(430,713)	400,608

TOTAL COMMON STOCKS (Cost $6,640,310)					6,828,316	—	—	(565,448)	1,000,086

RIGHTS - 0.2%

Capital Markets - 0.2%
Barington/Hilco Acquisition Corp. *^	487,260	—	(487,260)	—	—	—	—	—	(77,962)
Forum Merger II Corp., expiring 4/26/2018 *^	1,500,000	—	(1,500,000)	—	—	—	—	—	(990,000)
Jensyn Acquisition Corp., expiring 3/7/2021 (2)*	174,000	—	—	174,000	34,626	—	—	—	(30,624)
KBL Merger Corp. IV, expiring 3/6/2019 *	1,000,000	—	—	1,000,000	390,000	—	—	—	100,000
Modern Media Acquisition Corp., expiring 12/31/2022 *	1,700,000	—	—	1,700,000	425,000	—	—	—	(238,000)
Origo Acquisition Corp. *^	315,500	—	(315,500)	—	—	—	—	—	(156,173)

					849,626	—	—	—	(1,392,759)

Health Care Providers & Services - 0.0% (a)
Community Health Systems, Inc., CVR expiring 12/31/2019 *	7,762,436	—	—	7,762,436	6,986	—	—	—	(48,127)

TOTAL RIGHTS (Cost $111,420)					856,612	—	—	—	(1,440,886)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	INTEREST INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

WARRANTS - 0.3%

Aerospace & Defense - 0.0% (a)
Ability, Inc., expiring 12/17/2018 (2)*^	1,449,557	1	(1,449,558)	—	$ —	$ —	$ —	$ —	$ (1,160)

Capital Markets - 0.3%
Barington/Hilco Acquisition Corp., expiring 2/11/2018 *^	487,260	—	(487,260)	—	—	—	—	—	(34,108)
Forum Merger II Corp., expiring 9/30/2025 *^	750,000	360,000	(930,000)	180,000	81,000	—	—	989,099	(399,000)
Jensyn Acquisition Corp., expiring 4/26/2021 *	174,000	—	—	174,000	12,180			—	(26,970)
KBL Merger Corp. IV, expiring 7/1/2023 (2)*	1,000,000	—	(500,000)	500,000	45,000	—	—	48,399	(152,000)
US Well Services, Inc., expiring 5/28/2021 *^	2,500,000	—	(1,742,300)	757,700	454,620	—	—	1,231,197	(595,380)
Modern Media Acquisition Corp., expiring 6/7/2022 *	850,000	—	(425,000)	425,000	85,000	—	—	156,398	(348,500)
Origo Acquisition Corp., expiring 12/17/2021 *^	300,000	—	(300,000)	—	—	—	—	—	(149,040)
Phunware, Inc., expiring 3/22/2022 *	600,000	—	—	600,000	174,000	—	—	—	(12,060)

					851,800	—	—	2,425,093	(1,717,058)

Diversified ConsumerServices - 0.0% (a)
Education Management Corp., expiring 1/5/2022 *^	16,528,497	—	(16,528,497)	—	—	—	—	(1,322,280)	1,322,263

Machinery - 0.0% (a)
Jason Industries, Inc., expiring 6/30/2019 *	1,933,070	—	—	1,933,070	7,732	—	—	—	(36,728)

Oil, Gas & Consumable Fuels - 0.0% (a)
Rosehill Resources, Inc., expiring 9/16/2022 *^	489,600	—	(244,800)	244,800	88,128	—	—	(89,228)	(396,576)

Software - 0.0% (a)
RMG Networks Holding Corp., expiring 4/8/2018 *^	631,210	—	(631,210)	—	—	—	—	—	(252)

TOTAL WARRANTS (Cost $—)					947,660	—	—	1,013,585	(829,511)

Total					$8,632,588	$—	$—	$448,137	$(1,270,311)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

*	Non-income producing security.
^	No longer affiliated as of December 31, 2018.
(a)	Represents less than 0.05% of net assets.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $5,457,606, which represents approximately 1.37% of net assets of the fund.

(e)	Restricted Security.
(f)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $55,415,993, which represents approximately 13.89% of net assets of the fund.

(g)	Perpetual security. The rate reflected was the rate in effect on December 31, 2018. The maturity date reflects the next call date.
(h)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note to Financial Statements for further information. The interest rate shown was the current rate as of December 31, 2018.

(i)	Payment in-kind security.
(j)	Defaulted security.
(k)

Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of December 31, 2018.

(l)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(m)	Represents 7-day effective yield as of December 31, 2018.
(n)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(o)	The rate shown was the effective yield at the date of purchase.
(p)	All or a portion of the security pledged as collateral for swap contracts.
(q)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

CAD - Canadian Dollar

CVR - Contingent Value Rights

DIP - Debtor-in-Possession

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

OYJ - Public Traded Company

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts outstanding — buy protection as of December 31, 2018:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE PAID	FREQUENCY OF PAYMENTS MADE/ RECEIVED	MATURITY DATE	CREDIT SPREAD		NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Markit CDX North America High Yield Index Series 31.V1	5.00%	Quarterly	12/20/2023	4.49%	USD	20,050,000	$(1,003,632)	$565,829	$(437,803)
Markit CDX North America Investment Grade Index Series 31.V1	1.00	Quarterly	12/20/2023	0.88	USD	275,000	(4,694)	3,056	(1,638)

							$(1,008,326)	$568,885	$(439,441)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
S&P 500 E-Mini Index	(336)	3/2019	USD	$(42,087,360)	$1,919,617
U.S. Treasury 10 Year Note	(176)	3/2019	USD	(21,474,750)	(516,058)
U.S. Treasury 2 Year Note	(302)	3/2019	USD	(64,118,375)	(427,347)
U.S. Treasury 5 Year Note	(215)	3/2019	USD	(24,657,813)	(388,948)

					$587,264

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	7,382	USD	8,466	CITI	3/20/2019	$49
EUR	11,074	USD	12,695	JPMC	3/20/2019	73
GBP	40,000	USD	50,847	CITI	3/20/2019	328
USD	2,294,307	CAD	3,046,724	CITI	3/20/2019	58,621
USD	2,946,262	CAD	3,906,983	JPMC	3/20/2019	79,319
USD	608	EUR	527	CITI	3/20/2019	1
USD	913	EUR	791	JPMC	3/20/2019	1
USD	51,936	GBP	40,396	CITI	3/20/2019	256
USD	58,638	GBP	45,604	JPMC	3/20/2019	294

Total unrealized appreciation						138,942

CAD	716,515	USD	540,656	CITI	3/20/2019	(14,876)
CAD	1,062,944	USD	802,138	JPMC	3/20/2019	(22,151)
EUR	527	USD	609	CITI	3/20/2019	(1)
EUR	791	USD	913	JPMC	3/20/2019	(1)
USD	1,125,376	EUR	981,742	CITI	3/20/2019	(6,715)
USD	12,698	EUR	11,074	JPMC	3/20/2019	(71)
USD	451,748	SEK	4,065,875	CITI	3/20/2019	(9,831)

Total unrealized depreciation						(53,646)

Net unrealized appreciation						$85,296

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

SEK - Swedish Krona

USD - United States Dollar

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-0.35% to 1.25%), which is denominated in GBP based on the local currencies of the positions within the swap.	24-25 months maturity ranging from 09/25/2020 - 11/25/2020	$1,478,033	$(15,125)	$42,534	$27,409

BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (1.25%), which is denominated in USD based on the local currencies of the positions within the swap.	24 months maturity 09/25/2020	$328,035	$(33,589)	$(48)	$(33,637)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Overnight Bank Funding Rate (“OBFR”) plus or minus a specified spread (0.04%), which is denominated in USD based on the local currencies of the positions within the swap.	86 months maturity 09/30/2021	$3,786,542	$(1,011,899)	$(75,205)	$(1,087,104)

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Canadian Dollar Offered Rate (“CDOR”) plus or minus a specified spread (0.03%), which is denominated in CAD based on the local currencies of the positions within the swap.	61 months maturity 12/06/2023	$684,471	$3,378	$5,310	$8,688

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or Australian Overnight Indexed Swap Rate (“AOISR”) plus or minus a specified spread (-0.04% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity ranging from 08/09/2023 - 01/02/2024	$626,369	$21,727	$44,832	$66,559

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CDOR plus or minus a specified spread (0.11%), which is denominated in CAD based on the local currencies of the positions within the swap.	61 months maturity 10/06/2023	$2,563,727	$28,787	$(11,639)	$17,148

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	13 months maturity 01/13/2020	$19,666	$15	$—	$15

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (0.30%), which is denominated in EUR based on the local currencies of the positions within the swap.	13 months maturity 01/06/2020	$2,409	$29	$4,429	$4,458

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Hong Kong Interbank Offered Rate (“HIBOR”) plus or minus a specified spread (-0.35%), which is denominated in HKD based on the local currencies of the positions within the swap.	13 months maturity 12/02/2019	$935,018	$4,017	$1,299	$5,316

MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread (0.33%), which is denominated in USD based on the local currencies of the positions within the swap.	24-25 months maturity ranging from 02/26/2020	$857,376	$(614,561)	$873	$(613,688)

BANA	The Fund receives the total return on a portfolio of long and short equity and fixed income positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.40%), which is denominated in EUR based on the local currencies of the positions within the swap.	24-25 months maturity ranging from 09/25/2020 - 12/28/2020	$8,106,979	$(127,363)	$81,800	$(45,563)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Convertible Bond
Germany
Bayer Capital Corp. BV, 5.63%, 11/22/2019	$5,000,000	$4,380,833	$(877,868)	1926.7%

	SHARES

Short Positions

Common Stock
Germany
Bayer AG (Registered)	(53,576)	(3,726,146)	750,505	(1647.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity and fixed income positions and pays or receives the LIBOR plus or minus a specified spread (-4.15% to 0.85%), which is denominated in USD based on the local currencies of the positions within the swap.	12-14 months maturity ranging from 08/26/2019 - 02/25/2020	$92,219,940	$(2,620,204)	$673,218	$(1,946,986)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Convertible Bond
United States
AMAG Pharmaceuticals, Inc., 3.25%, 6/1/2022	$1,600,000	$1,462,660	$(280,841)	14.4%
Corium International, Inc., 5.00%, 3/15/2025	1,075,000	1,070,163	156,200	(8.0)
Gannett Co., Inc., 4.75%, 4/15/2024	3,275,000	3,180,120	(336,801)	15.6
Hope Bancorp, Inc., 2.00%, 5/15/2038	5,600,000	4,696,692	(653,497)	33.6
Innoviva, Inc., 2.13%, 1/15/2023	1,475,000	1,593,922	171,718	(8.8)
Innoviva, Inc., 2.50%, 8/15/2025	1,000,000	1,201,250	147,759	(7.6)
Intel Corp., 3.25%, 8/1/2039	14,450,000	33,009,218	(3,574,569)	183.6
Invacare Corp., 4.50%, 6/1/2022	2,550,000	1,706,847	(1,565,560)	80.4
Paratek Pharmaceuticals, Inc., 4.75%, 5/1/2024	1,950,000	1,479,908	(431,978)	22.2
Vector Group Ltd., 2.50%, 1/15/2019	2,675,000	2,744,550	(643,423)	33.0

Convertible Preferred Stock
United States
Welltower, Inc., 6.50%, 12/31/2049	68,575	4,324,237	196,022	(10.1)

	SHARES
Short Positions

Common Stock
United States
AMAG Pharmaceuticals, Inc.	(28,360)	(430,788)	169,293	(8.7)
Gannett Co., Inc.	(108,818)	(928,218)	179,749	(9.2)
Hope Bancorp, Inc.	(34,477)	(408,897)	88,591	(4.6)
Innoviva, Inc.	(92,974)	(1,622,396)	(258,953)	13.3
Intel Corp.	(708,202)	(33,235,920)	3,713,177	(190.7)
Invacare Corp.	(17,281)	(74,308)	101,333	(5.2)
Paratek Pharmaceuticals, Inc.	(56,415)	(289,409)	222,211	(11.4)
Vector Group Ltd.	(5,813)	(56,560)	21,174	(1.1)
Welltower, Inc.	(24,548)	(1,703,877)	(41,809)	2.1

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and warrants and pays or receives the LIBOR plus or minus a specified spread (0.11%), which is denominated in USD based on the local currencies of the positions within the swap.	61 months maturity ranging from 10/06/2023- 12/13/2023	$40,274,707	$(518,713)	$(119,707)	$(638,420)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
China
Bison Capital Acquisition Corp.	150,000	$1,560,000	$30,000	(4.7)%
Longevity Acquisition Corp.	125,000	1,243,750	29,375	(4.6)

Hong Kong
CM Seven Star Acquisition Corp.	250,000	2,525,000	—	—
New Frontier Corp.	100,000	980,000	13,000	(2.0)
TKK Symphony Acquisition Corp.	150,000	1,447,500	(15,000)	2.3

Mexico
Opes Acquisition Corp.	150,000	1,455,000	(33,750)	5.3

United Kingdom
Twelve Seas Investment Co.	150,000	1,473,000	7,500	(1.2)

United States
Allegro Merger Corp.	150,000	1,462,500	5,250	(0.8)
ChaSerg Technology Acquisition Corp.	150,000	1,452,000	4,500	(0.7)
Churchill Capital Corp.	150,000	1,432,500	—	—
Far Point Acquisition Corp.	150,000	1,447,500	—	—
Forum Merger II Corp.	150,000	1,447,500	—	—
Gores Holdings III, Inc.	150,000	1,450,500	7,500	(1.2)
Graf Industrial Corp.	150,000	1,440,000	(1,500)	0.2
HL Acquisitions Corp.	54,000	518,400	(18,900)	3.0
LF Capital Acquisition Corp.	140,000	1,372,000	7,000	(1.1)
Megalith Financial Acquisition Corp.	150,000	1,455,000	1,500	(0.2)
Pure Acquisition Corp.	150,000	1,476,000	4,500	(0.7)
Spartan Energy Acquisition Corp.	150,000	1,444,500	4,500	(0.7)
Tenzing Acquisition Corp.	150,000	1,473,000	(37,500)	5.9
Thunder Bridge Acquisition Ltd.	150,000	1,485,000	13,500	(2.1)
Tiberius Acquisition Corp.	150,000	1,470,000	22,500	(3.5)
Trinity Merger Corp.	100,000	997,000	3,000	(0.5)
VectoIQ Acquisition Corp.	150,000	1,455,000	(1,500)	0.2

	NO. OF WARRANTS

Warrant
United Kingdom
Leo Holdings Corp., expiring 4/5/2023	125,000	133,750	(12,500)	2.0

United States
Blue Bird Corp., expiring 2/24/2020	53,842	153,450	(45,766)	7.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	NO. OF WARRANTS	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United States (continued)
Exela Technologies, Inc., expiring 1/1/2023	930,354	$139,553	$(9,304)	1.5%
Falcon Minerals Corp., expiring 8/15/2022	250,000	150,000	(20,000)	3.1
Federal Street Acquisition Corp., expiring 7/24/2022	187,500	150,000	(37,500)	5.9
Infrastructure and Energy Alternatives, Inc., expiring 3/26/2023	343,006	312,135	16,258	(2.5)
Inspired Entertainment, Inc., expiring 12/23/2021(a)	636,986	95,548	(95,548)	15.0
International Money Express, Inc., expiring 7/26/2023	167,500	438,850	(23,450)	3.7
Leisure Acquisition Corp., expiring 12/28/2022	125,000	98,750	(1,250)	0.2
Magnolia Oil & Gas Corp., expiring 7/31/2023	83,334	252,502	(9,167)	1.4
Modern Media Acquisition Corp., expiring 6/7/2022	425,000	85,000	(71,400)	11.2
Mudrick Capital Acquisition Corp., expiring 3/12/2019	250,000	112,500	(11,000)	1.7
National Energy Services Reunited Corp., expiring 6/5/2022	409,500	491,400	(40,950)	6.4
NextDecade Corp., expiring 7/24/2022	547,771	125,987	(27,389)	4.3
NRC Group Holdings Corp., expiring 6/15/2024	187,500	151,875	16,406	(2.6)
One Madison Corp., expiring 2/22/2023	125,000	97,488	(20,012)	3.1
Regalwood Global Energy Ltd., expiring 1/22/2022(a)	83,334	90,001	(5,833)	0.9
Rimini Street, Inc., expiring 9/30/2022	471,690	330,183	23,585	(3.7)
Rosehill Resources, Inc., expiring 9/16/2022	244,800	88,128	(1,102)	0.2
Sirius International Insurance Group Ltd., expiring 12/31/2023	286,625	257,962	(28,662)	4.5
Trinity Merger Corp., expiring 5/31/2023	250,000	98,750	13,750	(2.2)
US Well Services, Inc., expiring 5/28/2021	757,700	454,620	(30,687)	4.8
Vantage Energy Acquisition Corp., expiring 4/12/2024	250,000	117,500	(23,725)	3.7
VectoIQ Acquisition Corp., expiring 6/11/2023	180,000	90,000	19,440	(3.0)
Verra Mobility Corp., expiring 10/17/2023	66,667	123,334	10,000	(1.6)
Waitr Holdings, Inc., expiring 6/1/2023	225,000	326,250	33,750	(5.3)

(a)	Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	61 months maturity ranging from 08/16/2023 - 11/22/2023	$5,066,264	$33,295	$(2,394)	$30,901

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United Kingdom
BTG plc	164,414	$1,743,486	$10,185	33.0%
Jardine Lloyd Thompson Group plc	137,731	3,322,778	23,110	74.8

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-0.03% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	52-61 months maturity ranging from 04/12/2023 - 12/06/2023	$48,406,500	$666,637	$551,936	$1,218,573

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Israel
Orbotech Ltd.	39,201	$2,216,425	$(156,145)	(12.8)%

Netherlands
NXP Semiconductors NV	16,048	1,175,997	(198,835)	(16.3)

United States
A Schulman, Inc. CVR(a)	5,231	9,969	5,713	0.5
Akorn, Inc.	9,475	32,120	(138,903)	(11.4)
Apptio, Inc.	11,920	452,483	(1,192)	(0.1)
ARRIS International plc	73,910	2,259,429	(19,217)	(1.6)
Aspen Insurance Holdings Ltd.	56,038	2,353,036	4,483	0.4
athenahealth, Inc.	12,224	1,612,712	(7,823)	(0.6)
Avista Corp.	81,349	3,455,706	(717,498)	(58.9)
Bemis Co., Inc.	7,113	326,487	(20,201)	(1.7)
Cigna Corp.	14	2,659	1,487	0.1
Connecticut Water Service, Inc.	5,030	336,356	(13,983)	(1.1)
CorePoint Lodging, Inc.	6,546	80,188	80,188	6.6
Dun & Bradstreet Corp. (The)	19,395	2,768,442	(20,365)	(1.7)
Electro Scientific Industries, Inc.	34,128	1,022,475	13,992	1.1
Esterline Technologies Corp.	18,142	2,203,346	9,797	0.8
Genworth Financial, Inc.	174,790	814,521	314,621	25.8
Imperva, Inc.	13,452	749,142	2,152	0.2
InfraREIT, Inc.	30,735	646,050	(61,163)	(5.0)
Investment Technology Group, Inc.	17,223	520,824	1,206	0.1
Navigators Group, Inc. (The)	4,825	335,289	241	0.0
NxStage Medical, Inc.	101,506	2,905,102	330,910	27.2
Pacific Biosciences of California, Inc.	141,196	1,044,850	(42,359)	(3.5)
Red Hat, Inc.	9,635	1,692,291	(26,207)	(2.2)
Rent-A-Center, Inc.	65,997	1,068,491	104,935	8.6
SCANA Corp.	57,678	2,755,855	616,001	50.6
Stewart Information Services Corp.	48,965	2,027,151	(108,390)	(8.9)
Tribune Media Co.	23,696	1,075,324	211,408	17.3
Twenty-First Century Fox, Inc.	49,461	2,380,063	390,212	32.0
USG Corp.	59,925	2,556,400	(27,566)	(2.3)
Vectren Corp.	39,888	2,871,138	1,197	0.1

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

Short Positions

Common Stock
United States
CVS Health Corp.	(1)	$(66)	$(2)	(0.0	) %
Dominion Energy, Inc.	(38,587)	(2,757,427)	(196,408)	(16.1)
Fidelity National Financial, Inc.	(26,144)	(821,967)	176,639	14.5
KLA-Tencor Corp.	(9,800)	(877,002)	142,570	11.7
Lumentum Holdings, Inc.	(48)	(2,016)	811	0.1
Pebblebrook Hotel Trust	(74)	(2,095)	631	0.1
United Technologies Corp.	(3)	(319)	69	0.0
Walt Disney Co. (The)	(1,781)	(195,287)	13,631	1.1

(a)	Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or Euro Overnight Index Average (“EONIA”) plus or minus a specified spread (-0.03% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	61 months maturity ranging from 04/13/2023 - 10/23/2023	$4,588,705	$2,495	$(1,340)	$1,155

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Germany
Talanx AG	33,693	$1,150,576	$(83,345)	(7216.0)%

Netherlands
Gemalto NV	40,448	2,348,377	43,596	3774.5

Short Positions

Common Stock
Germany
Hannover Rueck SE	(8,086)	(1,089,752)	42,244	3657.5

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-1.00% to 0.35%), which is denominated in USD based on the local currencies of the positions within the swap.	61 months maturity ranging from 04/15/2022 - 07/03/2023	$25,332,487	$(8,455,442)	$872,093	$(7,583,349)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Closed-End Fund
United States
Altaba, Inc.	212,645	$12,320,651	$(3,079,233)	40.6%

Private Placement
Australia
Penson Technologies LLC, Class B Shares(a)	9,326,216	100,350	100,341	(1.3)

Common Stock
China
Alibaba Group Holding Ltd., ADR	47,129	6,459,972	(2,143,469)	28.3
SINA Corp.	26,694	1,431,866	(1,822,400)	24.0

United States
Black Knight, Inc.	4,848	218,451	(16,677)	0.2
Brighthouse Financial, Inc.	8,033	244,846	(187,811)	2.5
Cars.com, Inc.	7,788	167,442	(64,485)	0.9
Conduent, Inc.	29,470	313,266	(261,104)	3.4
CONSOL Energy, Inc.	13,221	419,238	39,927	(0.5)
Dell Technologies, Inc.	6,512	318,241	28,521	(0.4)
Delphi Technologies plc	17,950	257,044	(619,454)	8.2
FHLMC	78,659	83,379	(40,903)	0.5
FNMA	27,686	29,347	(15,781)	0.2
Genworth Financial, Inc.	51,097	238,112	43,944	(0.6)
Hamilton Beach Brands Holding Co.	21,791	511,217	(17,433)	0.2
Hilton Grand Vacations, Inc.	16,204	427,624	(338,826)	4.5
News Corp.	7,371	83,661	(37,739)	0.5
Varex Imaging Corp.	16,257	384,966	(233,288)	3.1

Short Positions

Common Stock
United States
GoPro, Inc.	(65,480)	(277,635)	21,608	(0.3)
Intrexon Corp.	(98,566)	(644,622)	126,165	(1.7)
VMware, Inc.	(2,921)	(400,557)	62,655	(0.8)

(a)	Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BANA
Cash	$140,000	$—	$140,000
Investment Companies	7,343,497	—	7,343,497

BARC
Cash	—	391,638	391,638

CITG
Cash	—	1,094,275	1,094,275

CITI
Cash	62,426	—	62,426

DTBK
Cash	4,402,733	—	4,402,733

GSIN
Cash	(1,156,204)	—	(1,156,204)
U.S. Treasury Bills	32,365,386	—	32,365,386

JPMC
Investment Companies	13,446,610	—	13,446,610

JPMS
Cash	—	1,063,818	1,063,818

MSIP
U.S. Treasury Bills	869,172	—	869,172

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 123.9%
COMMON STOCKS - 30.8%

Belgium - 1.8%
Ageas (a)	192,022	$8,643,994
bpost SA	34,270	314,211
Proximus SADP	28,621	774,450
Solvay SA (a)	25,994	2,599,461
UCB SA (a)	95,505	7,800,525

		20,132,641

Canada - 3.7%
Air Canada (1)*(a)	443,239	8,428,423
Alimentation Couche-Tard, Inc., Class B (1)	26,465	1,316,465
Atco Ltd., Class I (1)	8,380	237,000
Bank of Montreal (1)	7,510	490,636
Bank of Nova Scotia (The) (1)	7,689	383,267
Bombardier, Inc., Class B (1)*	101,274	150,591
Canadian Imperial Bank of Commerce (1)(a)	46,048	3,429,652
Canadian Tire Corp. Ltd., Class A (1)(a)	32,446	3,392,428
CGI Group, Inc., Class A (1)*	15,319	936,959
Constellation Software, Inc. (1)	1,086	695,145
Dollarama, Inc. (1)(a)	153,041	3,639,936
Empire Co. Ltd., Class A (1)	56,127	1,185,278
Finning International, Inc. (1)	73,648	1,283,931
George Weston Ltd. (1)	2,017	133,043
Industrial Alliance Insurance & Financial Services, Inc. (1)	9,704	309,701
Linamar Corp. (1)	35,159	1,166,644
Loblaw Cos. Ltd. (1)	4,164	186,392
Magna International, Inc. (1)(a)	130,496	5,923,555
Methanex Corp. (1)(a)	64,743	3,113,848
National Bank of Canada (1)(a)	47,241	1,939,539
Toronto-Dominion Bank (The) (1)	2,743	136,346
West Fraser Timber Co. Ltd. (1)(a)	59,465	2,937,533
WestJet Airlines Ltd. (1)	27,829	366,922

		41,783,234

China - 0.0% (b)
Yangzijiang Shipbuilding Holdings Ltd.	269,600	247,720

Denmark - 2.3%
Carlsberg A/S, Class B (a)	27,867	2,964,467
Coloplast A/S, Class B	2,074	192,914
DSV A/S (a)	24,307	1,605,294
GN Store Nord A/S (a)	171,270	6,417,318
H Lundbeck A/S (a)	110,637	4,869,453
Novo Nordisk A/S, Class B (a)	99,760	4,581,686
Orsted A/S (a)(c)	65,167	4,360,832
Rockwool International A/S, Class B	4,121	1,077,657

		26,069,621

Finland - 2.2%
Cargotec OYJ, Class B	5,211	159,913
Fortum OYJ (a)	194,300	4,253,104
Kesko OYJ, Class B (a)	28,593	1,543,123
Neste OYJ (a)	166,051	12,856,103

INVESTMENTS	SHARES	VALUE
Finland - 2.2% (continued)
Nokia OYJ (a)	323,062	$1,875,414
UPM-Kymmene OYJ (a)	157,006	3,974,422

		24,662,079

Germany - 0.9%
Aurubis AG (a)	46,083	2,283,518
Deutsche Lufthansa AG (Registered) (a)	339,346	7,663,639

		9,947,157

Italy - 4.2%
A2A SpA (a)	2,971,130	5,358,361
Assicurazioni Generali SpA	50,089	837,187
Autogrill SpA	152,455	1,286,229
BPER Banca	352,488	1,357,637
DiaSorin SpA	5,305	430,669
Enel SpA (a)	1,624,561	9,417,980
Eni SpA (a)	944,076	14,913,765
Hera SpA (a)	561,638	1,713,435
Italgas SpA	165,203	947,362
Moncler SpA (a)	130,981	4,358,741
Poste Italiane SpA (c)	186,134	1,492,554
Snam SpA	286,257	1,253,337
Telecom Italia SpA *	900,622	498,593
Terna Rete Elettrica Nazionale SpA	40,101	227,739
UniCredit SpA	260,929	2,955,518

		47,049,107

Luxembourg - 0.1%
Aperam SA	38,852	1,035,218
Aperam SA(Euronext Amsterdam)	3,010	79,203
ArcelorMittal	13,529	280,055

		1,394,476

Malta - 0.3%
Kindred Group plc, SDR	338,310	3,109,983

Netherlands - 3.4%
Aegon NV	57,325	268,490
ASM International NV (a)	50,475	2,081,149
ASR Nederland NV (a)	119,906	4,744,556
Koninklijke Ahold Delhaize NV (a)	632,513	15,978,670
Koninklijke DSM NV (a)	35,228	2,857,898
NN Group NV (a)	125,342	4,983,422
Randstad NV	3,154	144,611
Signify NV (a)(c)	188,592	4,411,832
Wolters Kluwer NV (a)	54,880	3,227,339

		38,697,967

Norway - 1.9%
Equinor ASA (a)	323,637	6,865,032
Leroy Seafood Group ASA (a)	367,173	2,794,365
Marine Harvest ASA (a)	196,917	4,150,519
Norsk Hydro ASA (a)	482,117	2,184,501
Orkla ASA	84,991	665,472
Salmar ASA (a)	80,011	3,968,449
Telenor ASA	61,907	1,202,253

		21,830,591

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Singapore - 0.2%
Genting Singapore Ltd.	2,482,200	$1,776,805
StarHub Ltd.	159,100	204,127

		1,980,932

Spain - 4.0%
Acerinox SA	115,782	1,147,905
ACS Actividades de Construccion y Servicios SA (a)	42,609	1,649,278
Amadeus IT Group SA (a)	63,502	4,418,316
Banco Bilbao Vizcaya Argentaria SA(a)	453,182	2,407,220
CaixaBank SA (a)	748,741	2,711,518
Enagas SA	42,992	1,162,161
Endesa SA (a)	499,040	11,508,199
Iberdrola SA	116,981	939,344
Mapfre SA (a)	1,302,550	3,459,460
Mediaset Espana Comunicacion SA	62,067	390,165
Naturgy Energy Group SA	8,006	204,239
Red Electrica Corp. SA (a)	50,934	1,135,840
Repsol SA (a)	843,447	13,560,150

		44,693,795

Sweden - 2.6%
Boliden AB	253,959	5,503,041
Electrolux AB, Series B (a)	190,098	4,007,025
Elekta AB, Class B	72,252	857,930
Essity AB, Class B	151,204	3,716,818
Holmen AB, Class B	54,634	1,080,420
NCC AB, Class B	10,930	169,988
Nibe Industrier AB, Class B	15,092	155,137
Sandvik AB	38,582	552,814
SSAB AB, Class A	90,804	313,168
Svenska Cellulosa AB SCA, Class B	33,119	257,357
Swedish Match AB (a)	71,705	2,822,842
Swedish Orphan Biovitrum AB *	196,666	4,298,750
Telia Co. AB (a)	305,156	1,451,594
Volvo AB, Class B	283,618	3,713,711

		28,900,595

Switzerland - 3.0%
Adecco Group AG (Registered) (a)	95,462	4,486,944
Barry Callebaut AG (Registered)	281	438,546
Flughafen Zurich AG (Registered)	936	154,893
GAM Holding AG *	190,558	751,388
Georg Fischer AG (Registered) (a)	2,662	2,135,670
Helvetia Holding AG (Registered)	1,450	847,978
Roche Holding AG (a)	5,896	1,463,734
Sika AG (Registered) (a)	17,808	2,262,036
Sonova Holding AG (Registered) (a)	12,422	2,042,751
Sunrise Communications Group AG *(c)	3,769	331,835
Swiss Life Holding AG (Registered) *(a)	13,064	5,042,308
Temenos AG (Registered) *(a)	79,518	9,555,110
Zurich Insurance Group AG (a)	12,387	3,692,427

		33,205,620

United Kingdom - 0.1%
Fiat Chrysler Automobiles NV *(a)	99,495	1,434,556

INVESTMENTS	SHARES	VALUE
United States - 0.1%
BRP, Inc. (1)(a)	62,597	$1,620,406

TOTAL COMMON STOCKS (Cost $334,093,639)		346,760,480

	NO. OF RIGHTS
RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Repsol SA, expiring 1/18/2019 * (Cost $279,790)	608,589	278,916

	SHARES

SHORT-TERM INVESTMENTS - 93.1%
INVESTMENT COMPANIES - 66.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(d)	284,461	284,461
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(d)	1,137,844	1,137,844
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(d)(e)	3,492,407	3,492,407
Limited Purpose Cash Investment Fund, 2.50% (1)(d)(f)	740,706,994	740,706,994
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(d)	1,422,305	1,422,305

TOTAL INVESTMENT COMPANIES (Cost $746,917,015)		747,044,011

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 26.6%
U.S. Treasury Bills 2.12%, 1/10/2019 (g)	$16,246,000	16,237,864
2.16%, 1/17/2019 (g)	88,505,000	88,420,735
2.16%, 1/24/2019 (g)(h)	32,949,000	32,903,041
2.20%, 2/7/2019 (g)(h)	16,202,000	16,163,703
2.20%, 2/14/2019 (g)(h)	3,734,000	3,723,318
2.21%, 2/21/2019 (g)(h)	4,342,000	4,327,753
2.23%, 2/28/2019 (g)(h)	17,236,000	17,171,015
2.27%, 3/7/2019 (g)(h)	6,661,000	6,632,802
2.36%, 4/4/2019 (g)(h)	6,601,000	6,560,071
2.41%, 4/11/2019 (g)(h)	42,393,000	42,112,914
2.44%, 4/18/2019 (g)(h)	35,037,000	34,790,050
2.46%, 5/2/2019 (g)(h)	27,283,000	27,063,713
2.50%, 5/16/2019 (g)(h)	2,770,000	2,744,958

TOTAL U.S. TREASURY OBLIGATIONS (Cost $298,853,229)		298,851,937

TOTAL SHORT-TERM INVESTMENTS (Cost $1,045,770,244)		1,045,895,948

TOTAL LONG POSITIONS (Cost $1,380,143,673)		1,392,935,344

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
SHORT POSITIONS - (23.2)%
COMMON STOCKS - (23.2)%

Austria - (0.5)%
ams AG	(252,500)	$(6,080,262)

Belgium - (1.4)%
Anheuser-Busch InBev SA/NV	(172,185)	(11,343,381)
Telenet Group Holding NV	(38,779)	(1,803,707)
Umicore SA	(69,346)	(2,767,254)

		(15,914,342)

Brazil - 0.0% (b)
Yamana Gold, Inc. (1)	(67,465)	(158,631)

Canada - (3.5)%
Agnico Eagle Mines Ltd. (1)	(57,763)	(2,331,337)
AltaGas Ltd. (1)	(68,984)	(702,372)
Barrick Gold Corp. (1)	(63,742)	(860,508)
Cameco Corp. (1)	(237,287)	(2,690,597)
Canadian Utilities Ltd., Class A (1)	(8,906)	(204,319)
Cenovus Energy, Inc. (1)	(365,037)	(2,566,917)
Element Fleet Management Corp. (1)	(374,136)	(1,893,700)
Enbridge, Inc. (1)	(283,427)	(8,804,672)
Encana Corp. (1)	(432,714)	(2,497,646)
Franco-Nevada Corp. (1)	(21,282)	(1,492,328)
Goldcorp, Inc. (1)	(163,431)	(1,600,551)
Peyto Exploration & Development Corp. (1)	(48,892)	(253,557)
PrairieSky Royalty Ltd. (1)	(73,899)	(956,486)
Seven Generations Energy Ltd., Class A (1)*	(40,818)	(333,074)
TransCanada Corp. (1)	(181,531)	(6,482,300)
Wheaton Precious Metals Corp. (1)	(232,174)	(4,532,257)
Whitecap Resources, Inc. (1)	(58,311)	(185,799)

		(38,388,420)

Denmark - (2.3)%
AP Moller - Maersk A/S, Class B	(8,902)	(11,198,112)
Chr Hansen Holding A/S	(20,620)	(1,830,370)
Genmab A/S *	(68,925)	(11,332,685)
ISS A/S	(6,901)	(193,206)
Novozymes A/S, Class B	(8,569)	(382,884)
Vestas Wind Systems A/S	(17,959)	(1,359,472)

		(26,296,729)

Finland - (0.8)%
Amer Sports OYJ *	(34,653)	(1,523,449)
Huhtamaki OYJ	(64,666)	(2,000,991)
Metso OYJ	(35,526)	(933,349)
Nokian Renkaat OYJ	(8,888)	(272,983)
Orion OYJ, Class B	(40,070)	(1,393,993)
Outokumpu OYJ	(570,057)	(2,077,936)
Wartsila OYJ Abp	(24,519)	(391,396)

		(8,594,097)

Germany - (0.5)%
OSRAM Licht AG	(125,553)	(5,463,891)

INVESTMENTS	SHARES	VALUE
Italy - (2.3)%
Banco BPM SpA *	(593,132)	$(1,334,393)
Brembo SpA	(106,239)	(1,084,253)
Buzzi Unicem SpA	(250,244)	(4,316,271)
Davide Campari-Milano SpA	(56,607)	(479,370)
Ferrari NV	(68,575)	(6,823,493)
Leonardo SpA	(573,699)	(5,054,415)
Pirelli & C SpA *(c)	(317,234)	(2,038,601)
Prysmian SpA	(14,912)	(290,143)
Recordati SpA	(15,680)	(543,002)
Unione di Banche Italiane SpA	(1,292,676)	(3,752,207)

		(25,716,148)

Luxembourg - (0.8)%
Tenaris SA	(835,246)	(8,977,050)

Netherlands - (1.6)%
ALTICE EUROPE NV *	(1,123,019)	(2,179,025)
ASML Holding NV	(25,939)	(4,063,594)
Boskalis Westminster	(96,104)	(2,385,267)
Koninklijke Philips NV	(8,787)	(308,068)
Koninklijke Vopak NV	(70,064)	(3,177,287)
OCI NV *	(64,205)	(1,311,186)
SBM Offshore NV	(315,246)	(4,657,903)

		(18,082,330)

Norway - (0.6)%
Gjensidige Forsikring ASA	(45,551)	(712,590)
Schibsted ASA, Class A	(76,690)	(2,576,577)
Yara International ASA	(101,152)	(3,899,345)

		(7,188,512)

Singapore - (0.2)%
CapitaLand Ltd.	(321,000)	(732,018)
Singapore Post Ltd.	(255,200)	(171,259)
Singapore Press Holdings Ltd.	(210,600)	(362,913)
Singapore Telecommunications Ltd.	(346,900)	(746,610)
Wilmar International Ltd.	(94,600)	(216,639)

		(2,229,439)

Spain - (3.0)%
Bankia SA	(2,039,924)	(5,968,451)
Cellnex Telecom SA (c)	(223,008)	(5,703,094)
Ferrovial SA	(239,922)	(4,859,069)
Grifols SA	(272,178)	(7,145,165)
Industria de Diseno Textil SA	(390,116)	(9,957,591)

		(33,633,370)

Sweden - (2.5)%
Assa Abloy AB, Class B	(11,836)	(211,945)
Atlas Copco AB, Class A	(15,614)	(372,519)
Getinge AB, Class B	(328,309)	(2,968,780)
Hexpol AB	(85,718)	(680,279)
Husqvarna AB, Class B	(35,593)	(264,240)
Svenska Handelsbanken AB, Class A	(859,091)	(9,557,968)
Telefonaktiebolaget LM Ericsson, Class B	(1,631,154)	(14,438,919)
Trelleborg AB, Class B	(10,806)	(170,255)

		(28,664,905)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Switzerland - (2.4)%
Bucher Industries AG (Registered)	(575)	$(155,106)
Chocoladefabriken Lindt & Spruengli AG	(737)	(4,579,621)
Credit Suisse Group AG (Registered) *	(953,371)	(10,421,957)
LafargeHolcim Ltd. (Registered) *	(21,250)	(876,957)
Lonza Group AG (Registered) *	(15,562)	(4,045,418)
OC Oerlikon Corp. AG (Registered) *	(38,908)	(438,112)
STMicroelectronics NV	(56,574)	(797,461)
Vifor Pharma AG	(48,937)	(5,325,101)

		(26,639,733)

United Kingdom - (0.3)%
Subsea 7 SA	(310,637)	(3,027,018)

Zambia-(0.5)%
First Quantum Minerals Ltd.(1)	(652,934)	(5,280,099)

TOTAL COMMON STOCKS (Proceeds $(333,674,415))		(260,334,976)

TOTAL SHORT POSITIONS (Proceeds $(333,674,415))		(260,334,976)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 100.7% (Cost $1,046,469,258)		1,132,600,368

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)% (i)		(8,674,568)

NET ASSETS - 100.0%		$1,123,925,800

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$(8,518,910)	(0.8)%
Consumer Discretionary	9,751,697	0.9
Consumer Staples	25,245,437	2.2
Energy	6,279,157	0.6
Financials	17,243,531	1.5
Health Care	(106,480)	0.0(b )
Industrials	8,453,001	0.7
Information Technology	(5,818,143)	(0.5)
Materials	(4,489,597)	(0.4)
Real Estate	(732,018)	(0.1)
Utilities	39,396,745	3.5
Short-Term Investments	1,045,895,948	93.1

Total Investments In Securities At Value	1,132,600,368	100.7
Liabilities in Excess of Other Assets (i)	(8,674,568)	(0.7)

Net Assets	$1,123,925,800	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $285,127,955.
(b)	Represents less than 0.05% of net assets.
(c)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $2,855,358, which represents approximately 0.25% of net assets of the fund.

(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.
(f)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

SHORT-TERM INVESTMENTS - 65.9%
INVESTMENT COMPANIES - 65.9%
Limited Purpose Cash Investment Fund, 2.50%(a) (Cost $740,579,998)	1,114,214,887	1,405,688,914	(1,779,196,807)	740,706,994	$740,706,994	$18,063,709	$(59,707)	129,558

(a)	Represents 7-day effective yield as of December 31, 2018.

(g)	The rate shown was the effective yield at the date of purchase.
(h)	All or a portion of the security pledged as collateral for swap contracts.
(i)	Includes appreciation/ (depreciation) on forward foreign currency exchange and swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Abbreviations

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CHF	2,940,800	USD	2,992,785	CITI	3/20/2019	$20,808
CHF	4,411,200	USD	4,489,183	JPMC	3/20/2019	31,205
DKK	3,427,600	USD	528,148	CITI	3/20/2019	1,438
DKK	5,141,400	USD	792,223	JPMC	3/20/2019	2,156
EUR	4,144,000	USD	4,762,508	CITI	3/20/2019	16,127
EUR	6,216,000	USD	7,143,772	JPMC	3/20/2019	24,181
NOK	2,154,000	USD	249,271	CITI	3/20/2019	693
NOK	3,231,000	USD	373,907	JPMC	3/20/2019	1,039
SEK	3,802,800	USD	423,822	CITI	3/20/2019	7,890
SEK	5,704,200	USD	635,734	JPMC	3/20/2019	11,835
SGD	1,336,400	USD	976,462	CITI	3/20/2019	5,773
SGD	2,004,600	USD	1,464,697	JPMC	3/20/2019	8,658
USD	2,613,581	CAD	3,474,922	CITI	3/20/2019	63,684
USD	3,920,359	CAD	5,212,372	JPMC	3/20/2019	95,521
USD	9,402	DKK	60,800	CITI	3/20/2019	8
USD	14,104	DKK	91,200	JPMC	3/20/2019	13
USD	1,829,262	EUR	1,584,400	CITI	3/20/2019	2,218
USD	2,743,889	EUR	2,376,600	JPMC	3/20/2019	3,323
USD	15,379	HKD	120,000	CITI	3/20/2019	19
USD	23,068	HKD	180,000	JPMC	3/20/2019	29
USD	4,547,271	NOK	38,648,400	CITI	3/20/2019	62,263
USD	6,820,898	NOK	57,972,600	JPMC	3/20/2019	93,386

Total unrealized appreciation						452,267

CAD	3,896,000	USD	2,934,471	CITI	3/20/2019	(75,587)
CAD	5,844,000	USD	4,401,712	JPMC	3/20/2019	(113,385)
DKK	1,998,400	USD	308,875	CITI	3/20/2019	(109)
DKK	2,997,600	USD	463,311	JPMC	3/20/2019	(164)
NOK	6,496,400	USD	763,912	CITI	3/20/2019	(10,029)
NOK	9,744,600	USD	1,145,870	JPMC	3/20/2019	(15,045)
USD	2,779,116	CHF	2,727,199	CITI	3/20/2019	(15,588)
USD	4,168,672	CHF	4,090,801	JPMC	3/20/2019	(23,387)
USD	2,135,988	DKK	13,883,200	CITI	3/20/2019	(9,054)
USD	3,203,978	DKK	20,824,800	JPMC	3/20/2019	(13,586)
USD	31,144,507	EUR	27,160,400	CITI	3/20/2019	(175,390)
USD	46,716,702	EUR	40,740,600	JPMC	3/20/2019	(263,141)
USD	5,119	HKD	40,000	CITI	3/20/2019	(1)
USD	7,678	HKD	60,000	JPMC	3/20/2019	(2)
USD	1,716,376	SEK	15,376,008	CITI	3/20/2019	(29,185)
USD	2,574,559	SEK	23,063,992	JPMC	3/20/2019	(43,781)

Total unrealized depreciation						(787,434)

Net unrealized depreciation						$(335,167)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Sterling Overnight Index Average (“SONIA”) plus or minus a specified spread (-2.50% to 0.35%), which is denominated in GBP based on the local currencies of the positions within the swap.	11-61 months maturity 10/14/2019	$123,503,680	$(2,823,567)	$470,583	$(2,352,984)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Russia
Evraz plc	510,247	$3,124,487	$155,202	(6.6)%

South Africa
Anglo American plc	72,760	1,626,963	58,262	(2.5)
Investec plc	305,711	1,718,623	(484,795)	20.6

Switzerland
Coca-Cola HBC AG	23,226	726,920	(3,541)	0.2
IWG plc	214,555	570,912	(76,105)	3.2

United Kingdom
Bellway plc	30,432	976,396	(232,643)	9.9
BP plc	131,857	833,559	(42,131)	1.8
BT Group plc	4,184,371	12,722,984	(269,731)	11.5
Burberry Group plc	341,279	7,494,151	(1,710,972)	72.7
Centrica plc	3,581,949	6,178,767	(522,685)	22.2
Close Brothers Group plc	94,845	1,740,602	(106,381)	4.5
Drax Group plc	494,376	2,261,730	(147,838)	6.3
Inchcape plc	386,629	2,720,624	(1,135,022)	48.2
Indivior plc	871,155	1,248,168	(751,604)	31.9
Man Group plc	1,396,947	2,366,855	(854,371)	36.3
Meggitt plc	224,565	1,348,970	(183,355)	7.8
Moneysupermarket.com Group plc	816,051	2,865,133	(375,666)	16.0
National Grid plc	378,272	3,700,758	(301,256)	12.8

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United Kingdom (continued)
Royal Mail plc	348,992	$1,211,312	$(734,073)	31.2%
Smith & Nephew plc	23,495	439,795	39,422	(1.7)
Standard Life Aberdeen plc	524,154	1,716,263	(1,048,428)	44.6
Tate & Lyle plc	268,689	2,260,943	(396,388)	16.8
WH Smith plc	33,105	726,210	(127,143)	5.4
William Hill plc	893,854	1,766,197	(1,743,282)	74.1

Short Positions

Common Stock
Switzerland
Glencore plc	(286,735)	(1,066,100)	161,971	(6.9)
Mediclinic International plc	(160,528)	(659,149)	434,079	(18.4)

United Arab Emirates
NMC Health plc	(98,655)	(3,443,182)	677,734	(28.8)

United Kingdom
AA plc	(857,822)	(819,733)	662,449	(28.2)
Admiral Group plc	(25,195)	(657,430)	(53,495)	2.3
ASOS plc	(86,923)	(2,523,437)	2,848,956	(121.1)
Babcock International Group plc	(388,131)	(2,420,883)	979,131	(41.6)
Balfour Beatty plc	(241,032)	(765,665)	99,529	(4.2)
Berkeley Group Holdings plc	(8,599)	(381,392)	(11,680)	0.5
Capita plc	(668,491)	(958,375)	124,243	(5.3)
ConvaTec Group plc	(919,794)	(1,629,232)	687,968	(29.2)
Hargreaves Lansdown plc	(127,491)	(3,006,874)	(754,901)	32.1
HSBC Holdings plc	(153,323)	(1,264,874)	(10,417)	0.4
J Sainsbury plc	(453,288)	(1,532,341)	106,459	(4.5)
John Wood Group plc	(1,093,129)	(7,033,144)	1,826,494	(77.6)
Legal & General Group plc	(305,039)	(898,757)	53,445	(2.3)
Melrose Industries plc	(1,502,507)	(3,138,895)	118,203	(5.0)
Merlin Entertainments plc	(915,531)	(3,708,423)	522,314	(22.2)
Micro Focus International plc	(642,988)	(11,264,265)	(1,257,203)	53.4
Persimmon plc	(57,547)	(1,417,141)	173,930	(7.4)
Rotork plc	(122,441)	(386,629)	39,269	(1.7)
Sage Group plc (The)	(146,835)	(1,126,143)	34,809	(1.5)
St James’s Place plc	(144,851)	(1,744,559)	198,486	(8.4)
Travis Perkins plc	(35,293)	(481,156)	(17,137)	0.7
Weir Group plc (The)	(149,586)	(2,477,033)	1,106,515	(47.0)
Whitbread plc	(11,621)	(678,630)	(6,912)	0.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread (-1.20% to 0.33%), which is denominated in USD based on the local currencies of the positions within the swap.	10-49 months maturity 10/16/2019	$1,563,828,318	$22,652,776	$(12,143,998)	$10,508,778

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
Adobe, Inc.	53,813	$12,174,653	$(1,839,461)	(16.8)%
Aflac, Inc.	234,591	10,687,966	295,801	2.7
Agilent Technologies, Inc.	117,870	7,951,510	180,397	1.6
Allstate Corp. (The)	152,649	12,613,387	(1,909,762)	(17.4)
Apple, Inc.	54,975	8,671,756	(2,696,093)	(24.6)
Biogen, Inc.	46,405	13,964,193	(1,400,364)	(12.8)
Bristol-Myers Squibb Co.	236,665	12,301,847	(1,476,319)	(13.5)
CDW Corp.	104,771	8,491,690	1,225,503	11.2
Celgene Corp.	245,283	15,720,187	(4,221,309)	(38.5)
Charles River Laboratories International, Inc.	68,163	7,714,688	674,282	6.1
Cognizant Technology Solutions Corp.	115,621	7,339,621	(1,118,446)	(10.2)
Comcast Corp.	280,512	9,551,434	(661,610)	(6.0)
ConocoPhillips	153,691	9,582,634	(1,515,854)	(13.8)
Electronic Arts, Inc.	119,963	9,466,280	(3,644,623)	(33.2)
Exelon Corp.	152,612	6,882,801	702,496	6.4
Facebook, Inc.	69,889	9,161,749	(800,195)	(7.3)
Foot Locker, Inc.	149,941	7,976,861	766,701	7.0
Gilead Sciences, Inc.	198,605	12,422,743	(2,367,514)	(21.6)
Honeywell International, Inc.	74,630	9,860,116	(541,458)	(4.9)
IAC/InterActiveCorp	41,765	7,644,666	1,614,345	14.7
International Business Machines Corp.	95,440	10,848,665	(3,945,504)	(36.0)
Intuit, Inc.	63,545	12,508,833	(1,155,130)	(10.5)
Merck & Co., Inc.	168,435	12,870,118	1,288,183	11.7
Micron Technology, Inc.	331,862	10,529,981	(1,157,859)	(10.6)
Microsoft Corp.	172,314	17,501,933	(1,452,455)	(13.2)
Pfizer, Inc.	358,947	15,668,037	438,204	4.0
QIAGEN NV	257,745	8,879,315	296,716	2.7
Raytheon Co.	59,090	9,061,452	(3,509,363)	(32.0)
Walmart, Inc.	82,734	7,706,672	(268,361)	(2.4)

Short Positions

Common Stock
United States
Albemarle Corp.	(161,677)	(12,460,446)	4,601,115	41.9
CarMax, Inc.	(137,305)	(8,613,143)	(135,518)	(1.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
United States (continued)
Cree, Inc.	(169,804)	$(7,263,366)	$(2,241,595)	(20.4	) %
CVS Health Corp.	(152,338)	(9,981,186)	2,055,094	18.7
Dunkin’ Brands Group, Inc.	(107,675)	(6,904,121)	(878,782)	(8.0)
FirstEnergy Corp.	(255,529)	(9,595,114)	(1,275,521)	(11.6)
Gartner, Inc.	(56,130)	(7,175,659)	(468,794)	(4.3)
Global Payments, Inc.	(113,270)	(11,681,535)	284,442	2.6
IHS Markit Ltd.	(184,574)	(8,854,015)	(108,527)	(1.0)
Kraft Heinz Co. (The)	(167,541)	(7,210,965)	2,647,864	24.1
Macquarie Infrastructure Corp.	(187,936)	(6,870,940)	4,024,454	36.7
McCormick & Co., Inc. (Non-Voting)	(79,343)	(11,047,719)	(2,440,175)	(22.2)
New York Community Bancorp, Inc.	(778,498)	(7,325,666)	876,531	8.0
Post Holdings, Inc.	(117,777)	(10,497,464)	(954,875)	(8.7)
PPL Corp.	(349,386)	(9,898,105)	(47,690)	(0.4)
Sempra Energy	(98,200)	(10,624,258)	389,045	3.5
Sterling Bancorp	(635,779)	(10,496,711)	3,994,520	36.4
Tesla, Inc.	(51,820)	(17,245,696)	(1,928,180)	(17.6)
TransDigm Group, Inc.	(20,411)	(6,940,965)	(1,061,210)	(9.7)
Uniti Group, Inc.	(536,206)	(8,348,727)	748,023	6.8
VEREIT, Inc.	(2,059,044)	(14,722,165)	461,675	4.2

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate plus or minus a specified spread (-1.38% to 0.45%), which is denominated in JPY based on the local currencies of the positions within the swap.	22-73 months maturity 10/15/2020	$364,161,735	$(14,039,118)	$(2,051,064)	$(16,090,182)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Japan
Alfresa Holdings Corp.	169,800	$4,328,138	$721,186	(4.5)%
Bandai Namco Holdings, Inc.	128,400	5,765,063	1,444,348	(9.0)
Haseko Corp.	510,700	5,347,851	(778,810)	4.8
Hitachi Ltd.	159,200	4,220,432	(1,553,235)	9.7
Idemitsu Kosan Co. Ltd.	147,700	4,804,189	(1,469,722)	9.1
Inpex Corp.	828,400	7,340,303	(2,691,675)	16.7
Itochu Techno-Solutions Corp.	226,900	4,393,814	720,497	(4.5)
Japan Airlines Co. Ltd.	391,300	13,868,094	(434,993)	2.7
JFE Holdings, Inc.	186,000	2,962,670	(1,162,935)	7.2
JXTG Holdings, Inc.	1,834,000	9,524,927	(1,621,729)	10.1
Kajima Corp.	474,500	6,374,002	(2,284,871)	14.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

Common Stock (continued)
Japan (continued)
Marubeni Corp.	504,800	$3,541,935	$51,204	(0.3	) %
Matsumotokiyoshi Holdings Co. Ltd.	136,400	4,193,859	(293,057)	1.8
Medipal Holdings Corp.	164,900	3,527,903	524,944	(3.3)
Obayashi Corp.	545,500	4,939,467	(1,675,529)	10.4
Otsuka Corp.	118,600	3,264,045	(1,159,454)	7.2
Sega Sammy Holdings, Inc.	218,200	3,041,871	(310,356)	1.9
Square Enix Holdings Co. Ltd.	183,300	4,989,951	(943,095)	5.9
Taiheiyo Cement Corp.	174,400	5,367,193	(866,811)	5.4
Taisei Corp.	198,875	8,517,500	(1,837,424)	11.4
Tokyo Electric Power Co. Holdings, Inc.	801,800	4,762,722	437,858	(2.7)
Tosoh Corp.	348,400	4,519,132	(3,151,801)	19.6

Short Positions

Common Stock
Japan
AEON Financial Service Co. Ltd.	(146,400)	(2,597,259)	339,611	(2.1)
Asics Corp.	(231,800)	(2,944,003)	758,406	(4.7)
Calbee, Inc.	(145,900)	(4,557,103)	661,764	(4.1)
Daifuku Co. Ltd.	(133,300)	(6,043,890)	287,745	(1.8)
Fast Retailing Co. Ltd.	(16,200)	(8,274,004)	(227,797)	1.4
Isetan Mitsukoshi Holdings Ltd.	(332,700)	(3,675,900)	82,851	(0.5)
Keikyu Corp.	(202,100)	(3,302,585)	986,911	(6.1)
Kikkoman Corp.	(69,400)	(3,713,911)	(1,215,585)	7.6
Kintetsu Group Holdings Co. Ltd.	(62,200)	(2,702,782)	(290,093)	1.8
M3, Inc.	(246,200)	(3,316,616)	1,276,216	(7.9)
Marui Group Co. Ltd.	(379,400)	(7,352,740)	(1,595,608)	9.9
Murata Manufacturing Co. Ltd.	(30,400)	(4,096,395)	644,262	(4.0)
NGK Spark Plug Co. Ltd.	(134,200)	(2,656,480)	158,304	(1.0)
Nidec Corp.	(25,700)	(2,907,877)	621,824	(3.9)
Nintendo Co. Ltd.	(25,400)	(6,744,695)	2,521,552	(15.7)
Nippon Paint Holdings Co. Ltd.	(200,800)	(6,841,561)	159,335	(1.0)
Odakyu Electric Railway Co. Ltd.	(180,900)	(3,978,105)	(388,185)	2.4
Ricoh Co. Ltd.	(870,900)	(8,510,368)	80,010	(0.5)
Shimano, Inc.	(48,000)	(6,766,432)	49,507	(0.3)
Showa Denko KK	(91,400)	(2,714,078)	1,588,860	(9.9)
Sony Financial Holdings, Inc.	(170,500)	(3,177,539)	(225,659)	1.4
Suzuki Motor Corp.	(66,800)	(3,367,484)	746,673	(4.6)
T&D Holdings, Inc.	(245,700)	(2,842,143)	1,006,546	(6.3)
TDK Corp.	(77,000)	(5,390,415)	1,754,075	(10.9)
Terumo Corp.	(48,400)	(2,730,008)	117,493	(0.7)
Toyota Motor Corp.	(63,200)	(3,658,433)	416,828	(2.6)
Yamato Holdings Co. Ltd.	(162,200)	(4,446,979)	(890,034)	5.5
Yaskawa Electric Corp.	(268,600)	(6,565,704)	3,964,262	(24.6)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Hong Kong Overnight Index Average (“HONIX”) plus or minus a specified spread (-1.63% to 0.45%), which is denominated in HKD based on the local currencies of the positions within the swap.	31-73 months maturity 10/15/2020	$27,293,138	$(621,229)	$61,046	$(560,183)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Hong Kong
Chow Tai Fook Jewellery Group Ltd.	1,511,000	$1,257,899	$(346,709)	61.9%
CK Asset Holdings Ltd.	43,000	314,613	4,229	(0.8)
CLP Holdings Ltd.	28,000	316,425	(4,904)	0.9
Henderson Land Development Co. Ltd.	81,500	405,631	(18,647)	3.3
Kerry Properties Ltd.	772,500	2,636,609	(96,621)	17.2
Li & Fung Ltd.	5,752,000	907,572	(1,302,200)	232.5
Melco International Development Ltd.	1,321,000	2,678,712	(826,440)	147.5
Power Assets Holdings Ltd.	32,500	225,791	494	(0.1)
Sino Land Co. Ltd.	592,000	1,014,262	(12,627)	2.3
Swire Properties Ltd.	93,800	329,580	17,980	(3.2)
Wheelock & Co. Ltd.	198,000	1,133,543	(405,570)	72.4
Yue Yuen Industrial Holdings Ltd.	607,500	1,944,785	238,801	(42.6)

Macau
SJM Holdings Ltd.	307,000	285,237	(80,627)	14.4
Wynn Macau Ltd.	108,800	236,843	16,565	(3.0)

Short Positions

Common Stock
China
Minth Group Ltd.	(550,000)	(1,774,834)	667,168	(119.1)

Hong Kong
AIA Group Ltd.	(574,800)	(4,774,757)	96,578	(17.2)
ASM Pacific Technology Ltd.	(241,800)	(2,334,382)	947,890	(169.2)
Cathay Pacific Airways Ltd.	(326,000)	(463,902)	(6,130)	1.1
Haitong International Securities Group Ltd.	(603,944)	(189,394)	144,168	(25.7)
HK Electric Investments & HK Electric Investments Ltd.	(189,000)	(190,490)	(11,926)	2.1
Hysan Development Co. Ltd.	(35,000)	(166,438)	1,236	(0.2)
MTR Corp. Ltd.	(616,953)	(3,246,916)	194,167	(34.7)
Value Partners Group Ltd.	(669,000)	(464,523)	161,896	(28.9)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-6.38% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	10-61 months maturity 10/14/2019	$193,435,260	$(4,996,277)	$(212,820)	$(5,209,097)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
France
Atos SE	51,352	$4,207,558	$(2,732,307)	52.5%
AXA SA	43,720	943,561	(96,397)	1.9
Cie Generale des Etablissements Michelin SCA	41,515	4,086,197	(1,444,292)	27.7
CNP Assurances	50,818	1,078,689	(39,848)	0.8
Engie SA	695,173	9,988,201	(659,310)	12.7
Eutelsat Communications SA	63,913	1,259,160	(140,313)	2.7
Hermes International	1,801	1,000,565	(114,874)	2.2
Peugeot SA	268,272	5,721,655	(190,887)	3.7
Teleperformance	24,550	3,927,260	338,477	(6.5)
Thales SA	36,148	4,224,154	441,492	(8.5)
TOTAL SA	157,821	8,324,288	(1,182,857)	22.7

Germany
Allianz SE (Registered)	28,147	5,656,289	(388,227)	7.5
Covestro AG	217,749	10,783,910	(9,804,706)	188.2
E.ON SE	304,900	3,009,768	(56,716)	1.1
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,496	1,198,671	29,993	(0.6)
Rheinmetall AG	50,757	4,501,074	(1,738,258)	33.4
Salzgitter AG	70,008	2,043,063	(1,578,542)	30.3
Schaeffler AG (Preference)	96,637	823,205	(600,460)	11.5
Software AG	79,172	2,860,115	(1,213,769)	23.3
Talanx AG	44,833	1,530,994	(229,153)	4.4
Wirecard AG	54,621	8,234,240	(2,615,682)	50.2

Luxembourg
SES SA	292,016	5,590,973	(544,065)	10.4

Short Positions

Common Stock
France
Accor SA	(8,583)	(364,987)	49,371	(0.9)
Air France-KLM	(246,130)	(2,672,908)	(222,108)	4.3
Altran Technologies SA	(235,125)	(1,889,729)	173,013	(3.3)
Bollore SA	(584,543)	(2,343,583)	94,670	(1.8)
Edenred	(65,594)	(2,415,759)	(704,553)	13.5
Electricite de France SA	(122,542)	(1,939,456)	(437,762)	8.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
France (continued)
Getlink SE	(170,492)	$(2,290,961)	$(386,739)	7.4%
Iliad SA	(63,419)	(8,900,383)	2,566,478	(49.3)
Ingenico Group SA	(90,942)	(5,158,909)	2,955,749	(56.7)
JCDecaux SA	(51,589)	(1,449,402)	330,796	(6.4)
Orpea	(7,644)	(780,747)	100,881	(1.9)
SEB SA	(4,918)	(635,601)	126,477	(2.4)
Suez	(233,976)	(3,096,125)	56,893	(1.1)
Valeo SA	(322,922)	(9,418,212)	2,465,445	(47.3)
Vivendi SA	(241,113)	(5,843,933)	(274)	0.0

Germany
1&1 Drillisch AG	(50,087)	(2,558,010)	(177,352)	3.4
Continental AG	(19,664)	(2,737,936)	359,460	(6.9)
Daimler AG (Registered)	(100,047)	(5,273,970)	912,949	(17.5)
Deutsche Bank AG (Registered)	(1,079,493)	(8,609,159)	4,248,372	(81.6)
Fielmann AG	(6,666)	(412,802)	155,056	(3.0)
Fraport AG Frankfurt Airport Services Worldwide	(5,937)	(424,900)	96,722	(1.9)
GEA Group AG	(148,645)	(3,826,966)	2,452,319	(47.1)
Infineon Technologies AG	(293,815)	(5,882,668)	15,438	(0.3)
thyssenkrupp AG	(157,043)	(2,697,678)	1,094,018	(21.0)
United Internet AG (Registered)	(21,249)	(930,038)	2,147	(0.0)
Zalando SE	(115,422)	(2,982,328)	2,675,513	(51.4)

Luxembourg
Eurofins Scientific SE	(12,859)	(4,802,584)	1,689,894	(32.4)

United States
QIAGEN NV	(196,583)	(6,717,390)	(698,260)	13.4

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Reserve Bank of Australia Cash Rate (“RBACR”) plus or minus a specified spread (-0.50% to 0.45%), which is denominated in AUD based on the local currencies of the positions within the swap.	25-73 months maturity 10/14/2020	$22,146,186	$(747,483)	$(84,659)	$(832,142)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Australia
Adelaide Brighton Ltd.	50,049	$150,654	$(69,864)	8.4%
Aurizon Holdings Ltd.	753,442	2,273,136	(456,877)	54.9
Brambles Ltd.	41,258	295,187	(18,123)	2.2
Caltex Australia Ltd.	61,621	1,105,564	(277,150)	33.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Australia (continued)
CIMIC Group Ltd.	92,790	$2,837,513	$415,841	(50.0	) %
Harvey Norman Holdings Ltd.	100,169	222,964	(74,046)	8.9
Newcrest Mining Ltd.	199,511	3,066,299	87,029	(10.5)
Origin Energy Ltd.	65,049	296,730	(100,295)	12.1
Qantas Airways Ltd.	165,503	675,174	23,989	(2.9)
Woodside Petroleum Ltd.	15,024	330,940	(51,675)	6.2

Short Positions

Common Stock
Australia
APA Group	(192,894)	(1,155,463)	(15,506)	1.9
AusNet Services	(152,111)	(166,701)	16,084	(1.9)
Challenger Ltd.	(329,269)	(2,201,369)	422,460	(50.8)
CSL Ltd.	(1,480)	(193,315)	3,429	(0.4)
Healthscope Ltd.	(771,382)	(1,212,442)	(218,693)	26.3
Ramsay Health Care Ltd.	(11,610)	(472,254)	37,192	(4.5)
REA Group Ltd.	(2,695)	(140,604)	(18,244)	2.2
SEEK Ltd.	(305,283)	(3,642,080)	(69,920)	8.4
Vocus Group Ltd.	(757,192)	(1,707,797)	(383,114)	46.0

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED	TOTAL
CITI
Cash	$1,137,029	$—	$1,137,029

JPMC
Investment Companies	3,492,407	—	3,492,407

MSIP
U.S. Treasury Bills	162,350,455	—	162,350,455

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 97.7%
INVESTMENT COMPANIES - 40.4%
Goldman Sachs Financial Square Funds -Treasury Instruments Fund, 2.22% (1)(a)(b)	2,025,487	$2,025,487
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(a)	4,736,802	4,736,802
Limited Purpose Cash Investment Fund, 2.50% (1)(a)	13,209,182	13,209,182

TOTAL INVESTMENT COMPANIES (Cost $19,969,011)		19,971,471

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 57.3%
U.S. Treasury Bills
2.12%, 1/10/2019 (c)	$1,163,000	1,162,418
2.21%, 2/21/2019 (c)(d)	1,117,000	1,113,335
2.41%, 4/11/2019 (c)(d)	1,331,000	1,322,206
2.48%, 5/9/2019 (c)	10,735,000	10,642,690
2.50%, 5/16/2019 (c)	13,026,000	12,908,240
2.53%, 6/6/2019 (c)(d)	1,154,000	1,141,852

TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,286,733)		28,290,741

TOTAL SHORT-TERM INVESTMENTS (Cost $48,255,744)		48,262,212

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 97.7% (Cost $48,255,744)		48,262,212

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3% (e)		1,114,998

NET ASSETS - 100.0%		$49,377,210

(a)	Represents 7-day effective yield as of December 31, 2018.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.
(c)	The rate shown was the effective yield at the date of purchase.
(d)	All or a portion of the security pledged as collateral for swap contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Forward Effective Interest rate swap contracts outstanding as of December 31, 2018:

Exchange Cleared

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Australian Bank-Bill Reference Rate Quarterly	2.50% Semi-Annually	3/10/2021	NZD	39,300,000	$216,115	$47,146	$263,261
Pay	3 Month Australian Bank-Bill Reference Rate Quarterly	2.00% Quarterly	3/11/2021	AUD	7,200,000	(10,356)	20,635	10,279
Pay	3 Month Australian Bank-Bill Reference Rate Quarterly	2.00% Quarterly	6/10/2021	AUD	4,300,000	1,058	5,320	6,378
Pay	3 Month Canadian Bankers’ Acceptance Rate Quarterly	2.50% Semi-Annually	6/14/2021	CAD	200,000	620	134	754
Pay	3 Month Canadian Bankers’ Acceptance Rate Quarterly	3.00% Semi-Annually	3/19/2029	CAD	15,900,000	156,742	382,436	539,178

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Canadian Bankers’ Acceptance Rate Quarterly	3.00% Semi-Annually	6/18/2029	CAD	700,000	$ 18,323	$ 4,562	$ 22,885
Pay	3 Month London Interbank Offered Rate Quarterly	3.00% Semi-Annually	3/20/2029	USD	18,900,000	(234,198)	705,448	471,250
Pay	3 Month London Interbank Offered Rate Quarterly	3.00% Semi-Annually	6/19/2029	USD	3,900,000	(48,858)	143,495	94,637
Pay	3 Month Stockholm Interbank Offered Rate Quarterly	1.50% Annually	3/21/2029	SEK	18,300,000	38,818	26,610	65,428
Pay	3 Month Stockholm Interbank Offered Rate Quarterly	1.50% Annually	6/20/2029	SEK	5,100,000	14,225	877	15,102
Pay	6 Month Australian Bank-Bill Reference Rate Semi-Annually	3.00% Semi-Annually	3/08/2029	AUD	3,800,000	19,774	84,744	104,518
Pay	6 Month Australian Bank-Bill Reference Rate Semi-Annually	3.00% Semi-Annually	6/07/2029	AUD	100,000	1,636	953	2,589
Pay	6 Month Euro Interbank Offered Rate Semi-Annually	0.00% Annually	6/21/2021	EUR	18,100,000	10,431	35,869	46,300
Pay	6 Month Euro Interbank Offered Rate Semi-Annually	1.00% Annually	3/20/2029	EUR	900,000	(11,193)	25,896	14,703
Pay	6 Month London Interbank Offered Rate Semi-Annually	0.25% Semi-Annually	3/17/2021	JPY	1,335,900,000	44,565	14,482	59,047
Pay	6 Month London Interbank Offered Rate Semi-Annually	1.25% Semi-Annually	3/22/2021	GBP	66,000,000	(56,224)	157,796	101,572
Pay	6 Month London Interbank Offered Rate Semi-Annually	1.25% Semi-Annually	6/21/2021	GBP	5,600,000	(5,554)	8,097	2,543
Pay	6 Month London Interbank Offered Rate Semi-Annually	0.50% Annually	3/21/2029	CHF	1,400,000	(3,608)	28,332	24,724
Pay	6 Month Norwegian Interbank Offered Rate Semi-Annually	2.00% Annually	3/17/2021	NOK	238,900,000	201,765	40,521	242,286
Receive	3 Month Canadian Bankers’ Acceptance Rate Quarterly	2.50% Semi-Annually	6/18/2029	CAD	900,000	5,531	(5,411)	120
Receive	3 Month Stockholm Interbank Offered Rate Quarterly	0.00% Annually	6/16/2021	SEK	24,800,000	8,182	2,236	10,418

						367,794	1,730,178	2,097,972

Pay	6 Month London Interbank Offered Rate Semi-Annually	0.00% Semi-Annually	3/17/2021	JPY	2,170,300,000	(23,190)	20,436	(2,754)
Pay	6 Month London Interbank Offered Rate Semi-Annually	0.00% Semi-Annually	6/16/2021	JPY	1,731,100,000	(13,166)	11,219	(1,947)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	6 Month Norwegian Interbank Offered Rate Semi-Annually	1.50% Annually	3/17/2021	NOK	22,000,000	$ (10,220)	$ 7,653	$ (2,567)
Receive	3 Month Australian Bank-Bill Reference Rate Quarterly	2.00% Semi-Annually	6/16/2021	NZD	3,600,000	(293)	(1)	(294)
Receive	3 Month Australian Bank-Bill Reference Rate Quarterly	3.00% Semi-Annually	3/14/2029	NZD	7,000,000	(34,602)	(98,465)	(133,067)
Receive	3 Month Canadian Bankers’ Acceptance Rate Quarterly	2.50% Semi-Annually	3/15/2021	CAD	91,300,000	252,032	(596,451)	(344,419)
Receive	3 Month London Interbank Offered Rate Quarterly	2.75% Semi-Annually	3/22/2021	USD	93,200,000	565,177	(794,074)	(228,897)
Receive	3 Month London Interbank Offered Rate Quarterly	3.00% Semi-Annually	6/21/2021	USD	19,300,000	3,628	(158,025)	(154,397)
Receive	3 Month Stockholm Interbank Offered Rate Quarterly	0.50% Annually	3/17/2021	SEK	96,900,000	(69,421)	(15,022)	(84,443)
Receive	6 Month Euro Interbank Offered Rate Semi-Annually	0.00% Annually	3/22/2021	EUR	500,000	26	(1,761)	(1,735)
Receive	6 Month Euro Interbank Offered Rate Semi-Annually	1.00% Annually	6/19/2029	EUR	1,200,000	(5,524)	(7,037)	(12,561)
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.25% Annually	3/17/2021	CHF	11,500,000	(37,356)	(34,093)	(71,449)
Receive	6 Month London Interbank Offered Rate Semi-Annually	1.50% Semi-Annually	3/20/2029	GBP	9,000,000	119,357	(178,378)	(59,021)
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.50% Semi-Annually	3/21/2029	JPY	433,600,000	(57,189)	(67,422)	(124,611)
Receive	6 Month London Interbank Offered Rate Semi-Annually	1.50% Semi-Annually	6/19/2029	GBP	1,900,000	(1,524)	(7,072)	(8,596)
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.50% Semi-Annually	6/20/2029	JPY	342,300,000	(56,115)	(37,595)	(93,710)
Receive	6 Month Norwegian Interbank Offered Rate Semi-Annually	2.50% Annually	3/21/2029	NOK	38,900,000	(97,414)	(59,140)	(156,554)

						534,206	(2,015,228)	(1,481,022)

						$902,000	$(285,050)	$616,950

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

(a)	Floating rate indices at December 31, 2018 were as follows:
3 Month Australian Bank-Bill Reference Rate: 2.09%
3 Month Canadian Bankers’ Acceptance Rate: 2.31%
3 Month London Interbank Offered Rate: 2.81%
3 Month Stockholm Interbank Offered Rate: (0.13)%
6 Month Australian Bank-Bill Reference Rate: 2.22%
6 Month Euro Interbank Offered Rate: (0.24)%
6 Month London Interbank Offered Rate: 2.88%
6 Month Norwegian Interbank Offered Rate: 1.41%

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
BIST 30 Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/28/2019	TRY	(3,115,860)	$4,056
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2019	HKD	9,091,800	2,454
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	5,051,000	5,777
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/13/2019	BRL	(2,213,000)	12,422
KOSPI 200 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	03/14/2019	KRW	(786,000,000)	955
MSCI Brazil Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Brazilian Interbank Certificate of Deposit (“CDI”) plus or minus a specified spread (-0.90%)	Monthly	GSIN	03/20/2019	BRL	(919,058)	343
MSCI Emerging Markets Thailand Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.20%)	Monthly	JPMC	03/20/2019	USD	(9,199)	203
MSCI Israel Daily Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.00%)	Monthly	JPMC	03/20/2019	USD	(4,906)	376

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Mexico Equilibrium Interbank Interest Rate (“TIIE”) plus or minus a specified spread (0.00%)	Monthly	GSIN	03/20/2019	MXN	(977,513)	$ 267
MSCI Switzerland Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (-0.45%)	Monthly	GSIN	03/20/2019	CHF	(485,927)	22,466
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(30,990)	231
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(185,940)	3,016
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(185,940)	2,979
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(384,330)	16,421
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	MLIN	03/15/2019	CHF	(415,500)	7,337
Tel Aviv Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/23/2019	ILS	(439,161)	5,179
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(201,300)	6,360
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(75,487)	2,504
WIG20 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	03/15/2019	PLN	(410,040)	1,763

								95,109

Canada 10 Year Bond Fu March Bond	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	03/20/2019	CAD	(3,008,940)	(54,757)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Poland Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Warsaw Interbank Offered Rate (“WIBOR”) plus or minus a specified spread (-0.35%)	Monthly	GSIN	03/20/2019	PLN	(44,615)	$ (98)
MSCI Singapore Net Return Index	Decreases in total return of reference entity and pays the Singapore Swap Offered Rate (“SOR”) plus or minus a specified spread (0.05%)	Increases in total return of reference entity	Monthly	GSIN	03/25/2019	SGD	540,278	(6,045)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Johannesburg Interbank Agreed Rate (“JIBAR”) plus or minus a specified spread (-0.20%)	Monthly	GSIN	03/20/2019	ZAR	(6,866,089)	(8,964)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (-0.20%)	Monthly	GSIN	03/20/2019	ZAR	(75,067)	(110)
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	21,271,800	(2,836)

								(72,810)

								$22,299

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	15	1/2019	EUR	$1,676,416	$(34,745)
HSCEI	3	1/2019	HKD	193,513	(639)
LME Aluminum Base Metal	1	1/2019	USD	45,694	(4,359)
LME Aluminum Base Metal	1	1/2019	USD	46,011	(4,995)
LME Aluminum Base Metal	2	1/2019	USD	91,292	(9,055)
LME Aluminum Base Metal	2	1/2019	USD	91,407	(7,673)
LME Copper Base Metal	1	1/2019	USD	148,937	(6,957)
LME Copper Base Metal	1	1/2019	USD	149,007	(5,933)
LME Copper Base Metal	2	1/2019	USD	297,759	(15,996)
LME Nickel Base Metal	1	1/2019	USD	63,812	(6,688)
LME Nickel Base Metal	1	1/2019	USD	63,740	(11,399)
LME Nickel Base Metal	2	1/2019	USD	127,367	(27,019)
LME Zinc Base Metal	2	1/2019	USD	124,000	(7,695)
LME Zinc Base Metal	3	1/2019	USD	187,387	(14,371)
MSCI Singapore Index	18	1/2019	SGD	451,271	3,451
MSCI Taiwan Index	26	1/2019	USD	934,440	17,282
NY Harbor ULSD	2	1/2019	USD	141,070	(15,304)
OMXS30 Index	110	1/2019	SEK	1,747,810	(50,871)
RBOB Gasoline	3	1/2019	USD	164,065	(19,300)
LME Aluminum Base Metal	1	2/2019	USD	45,982	(2,133)
LME Aluminum Base Metal	2	2/2019	USD	91,562	(7,194)
LME Aluminum Base Metal	2	2/2019	USD	91,812	(5,793)
LME Copper Base Metal	1	2/2019	USD	149,106	(6,647)
LME Nickel Base Metal	1	2/2019	USD	63,933	(2,799)
Australia 10 Year Bond	34	3/2019	AUD	3,177,287	31,557
DAX Index	2	3/2019	EUR	605,042	(12,429)
Euro-Bund	156	3/2019	EUR	29,230,649	218,338
FTSE/MIB Index	10	3/2019	EUR	1,042,976	(27,224)
LME Aluminum Base Metal	3	3/2019	USD	138,567	(5,611)
LME Aluminum Base Metal	3	3/2019	USD	138,339	(7,057)
LME Aluminum Base Metal	5	3/2019	USD	230,891	(9,499)
LME Aluminum Base Metal	5	3/2019	USD	230,750	(7,515)
LME Copper Base Metal	2	3/2019	USD	298,342	(563)
LME Copper Base Metal	2	3/2019	USD	298,575	(1,931)
LME Nickel Base Metal	1	3/2019	USD	64,084	(2,081)
LME Nickel Base Metal	1	3/2019	USD	64,089	(1,104)
LME Nickel Base Metal	2	3/2019	USD	128,235	(2,930)
LME Nickel Base Metal	2	3/2019	USD	128,105	(1,567)
LME Zinc Base Metal	1	3/2019	USD	61,800	(1,553)
LME Zinc Base Metal	1	3/2019	USD	61,763	(3,302)
LME Zinc Base Metal	1	3/2019	USD	61,781	(1,697)
LME Zinc Base Metal	1	3/2019	USD	61,796	(2,670)
LME Zinc Base Metal	2	3/2019	USD	123,383	(1,180)
Long Gilt	58	3/2019	GBP	9,105,564	42,481
Silver	3	3/2019	USD	233,100	15,791
SPI 200 Index	54	3/2019	AUD	5,287,802	24,664
U.S. Treasury 10 Year Note	3	3/2019	USD	366,047	643
U.S. Treasury 5 Year Note	184	3/2019	USD	21,102,500	351,745

					348,474

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
Brent Crude Oil	(8)	1/2019	USD	$ (430,400)	$ 53,494
CAC 40 10 Euro Index	(16)	1/2019	EUR	(866,829)	(9,309)
FTSE Bursa Malaysia KLCI Index	(17)	1/2019	MYR	(347,919)	(2,710)
Hang Seng Index	(7)	1/2019	HKD	(1,155,597)	(6,431)
IBEX 35 Index	(8)	1/2019	EUR	(780,677)	18,489
LME Aluminum Base Metal	(1)	1/2019	USD	(46,011)	5,099
LME Aluminum Base Metal	(1)	1/2019	USD	(45,694)	4,156
LME Aluminum Base Metal	(2)	1/2019	USD	(91,292)	8,824
LME Aluminum Base Metal	(2)	1/2019	USD	(91,407)	7,458
LME Copper Base Metal	(1)	1/2019	USD	(149,007)	5,928
LME Copper Base Metal	(1)	1/2019	USD	(148,938)	7,406
LME Copper Base Metal	(2)	1/2019	USD	(297,760)	15,778
LME Nickel Base Metal	(1)	1/2019	USD	(63,740)	11,737
LME Nickel Base Metal	(1)	1/2019	USD	(63,812)	6,902
LME Nickel Base Metal	(2)	1/2019	USD	(127,367)	26,990
LME Zinc Base Metal	(2)	1/2019	USD	(124,000)	7,744
LME Zinc Base Metal	(3)	1/2019	USD	(187,387)	12,465
Natural Gas	(13)	1/2019	USD	(382,200)	91,498
WTI Crude Oil	(1)	1/2019	USD	(45,410)	(237)
100 oz Gold	(2)	2/2019	USD	(256,260)	(10,363)
LME Aluminum Base Metal	(1)	2/2019	USD	(45,983)	2,160
LME Aluminum Base Metal	(2)	2/2019	USD	(91,812)	5,785
LME Aluminum Base Metal	(2)	2/2019	USD	(91,562)	6,767
LME Copper Base Metal	(1)	2/2019	USD	(149,106)	6,624
LME Nickel Base Metal	(1)	2/2019	USD	(63,933)	2,550
Canada 10 Year Bond	(95)	3/2019	CAD	(9,517,397)	(299,105)
Copper	(2)	3/2019	USD	(131,550)	6,104
Corn	(36)	3/2019	USD	(675,000)	8,035
EURO STOXX 50 Index	(229)	3/2019	EUR	(7,803,084)	185,568
FTSE 100 Index	(7)	3/2019	GBP	(594,129)	(4,773)
FTSE/JSE Top 40 Index	(41)	3/2019	ZAR	(1,341,010)	(41,612)
Japan 10 Year Bond	(3)	3/2019	JPY	(4,173,532)	(16,198)
Japan 10 Year Bond Mini	(28)	3/2019	JPY	(3,899,129)	(17,097)
KOSPI 200 Index	(49)	3/2019	KRW	(2,876,412)	2,592
LME Aluminum Base Metal	(3)	3/2019	USD	(138,567)	5,949
LME Aluminum Base Metal	(3)	3/2019	USD	(138,339)	6,834
LME Aluminum Base Metal	(5)	3/2019	USD	(230,891)	10,200
LME Aluminum Base Metal	(5)	3/2019	USD	(230,750)	6,248
LME Aluminum Base Metal	(25)	3/2019	USD	(1,155,000)	53,000
LME Copper Base Metal	(2)	3/2019	USD	(298,342)	(114)
LME Copper Base Metal	(2)	3/2019	USD	(298,575)	1,809
LME Copper Base Metal	(6)	3/2019	USD	(895,462)	17,722
LME Nickel Base Metal	(1)	3/2019	USD	(64,084)	2,224
LME Nickel Base Metal	(1)	3/2019	USD	(64,089)	1,181
LME Nickel Base Metal	(2)	3/2019	USD	(128,235)	2,798
LME Nickel Base Metal	(2)	3/2019	USD	(128,105)	1,428
LME Nickel Base Metal	(8)	3/2019	USD	(512,712)	14,597
LME Zinc Base Metal	(1)	3/2019	USD	(61,781)	1,650
LME Zinc Base Metal	(1)	3/2019	USD	(61,796)	2,705
LME Zinc Base Metal	(1)	3/2019	USD	(61,800)	1,688
LME Zinc Base Metal	(2)	3/2019	USD	(123,383)	839
LME Zinc Base Metal	(5)	3/2019	USD	(308,813)	7,079
MEX BOLSA Index	(9)	3/2019	MXN	(191,333)	(9)
S&P 500 E-Mini Index	(33)	3/2019	USD	(4,133,580)	68,614
S&P/TSX 60 Index	(12)	3/2019	CAD	(1,507,120)	32,917

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
SET50 Index	(27)	3/2019	THB	$ (172,979)	$ 1,012
Soybean	(7)	3/2019	USD	(313,250)	7,534
Soybean Meal	(23)	3/2019	USD	(712,770)	10,783
Soybean Oil	(46)	3/2019	USD	(768,660)	30,140
TOPIX Index	(2)	3/2019	JPY	(272,524)	1,018
U.S. Treasury 2 Year Note	(209)	3/2019	USD	(44,373,312)	(304,510)
U.S. Treasury Long Bond	(49)	3/2019	USD	(7,154,000)	(331,978)
Wheat	(14)	3/2019	USD	(352,275)	12,550

					(231,774)

					$116,700

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	1,686,200	USD	430,185	CITI**	3/20/2019	$2,415
BRL	2,529,300	USD	645,279	JPMC**	3/20/2019	3,623
CNY	5,247,740	USD	760,255	CITI**	3/20/2019	3,639
CNY	7,871,609	USD	1,140,380	JPMC**	3/20/2019	5,458
EUR	2,978,000	USD	3,419,542	CITI	3/20/2019	14,526
EUR	4,467,000	USD	5,129,318	JPMC	3/20/2019	21,783
GBP	1,287,200	USD	1,635,289	CITI	3/20/2019	11,485
GBP	1,930,800	USD	2,452,936	JPMC	3/20/2019	17,224
HUF	29,060,000	USD	103,692	CITI	3/20/2019	571
HUF	43,590,000	USD	155,538	JPMC	3/20/2019	857
IDR	3,120,000,000	USD	211,424	CITI**	3/20/2019	3,025
IDR	4,680,000,000	USD	317,137	JPMC**	3/20/2019	4,538
INR	77,672,000	USD	1,086,022	CITI**	3/20/2019	21,513
INR	116,508,000	USD	1,629,036	JPMC**	3/20/2019	32,268
JPY	315,082,400	USD	2,854,077	CITI	3/20/2019	38,438
JPY	472,623,600	USD	4,280,862	JPMC	3/20/2019	57,911
KRW	753,970,500	USD	671,673	CITI**	3/20/2019	7,163
KRW	1,130,955,750	USD	1,007,513	JPMC**	3/20/2019	10,743
MXN	19,528,406	USD	952,865	CITI	3/20/2019	29,087
MXN	29,292,594	USD	1,429,300	JPMC	3/20/2019	43,628
PHP	4,120,000	USD	77,772	CITI**	3/20/2019	399
PHP	6,180,000	USD	116,660	JPMC**	3/20/2019	599
PLN	1,901,600	USD	505,132	CITI	3/20/2019	3,910
PLN	2,852,400	USD	757,698	JPMC	3/20/2019	5,863
SEK	27,679,600	USD	3,089,842	CITI	3/20/2019	52,484
SEK	41,519,400	USD	4,634,097	JPMC	3/20/2019	79,394
SGD	1,391,600	USD	1,016,819	CITI	3/20/2019	5,990
SGD	2,087,400	USD	1,525,229	JPMC	3/20/2019	8,983
THB	123,200	USD	3,743	CITI	3/20/2019	49
THB	184,800	USD	5,614	JPMC	3/20/2019	73
USD	817,246	AUD	1,156,800	CITI	3/20/2019	1,389
USD	1,225,777	AUD	1,735,200	JPMC	3/20/2019	1,992
USD	383,543	BRL	1,473,600	CITI**	3/20/2019	5,486
USD	575,314	BRL	2,210,400	JPMC**	3/20/2019	8,227

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	4,384,520	CAD	5,810,400	CITI**	3/20/2019	$ 120,850
USD	6,573,172	CAD	8,715,600	JPMC	3/20/2019	177,667
USD	295,617	CLP	202,800,000	CITI**	3/20/2019	3,154
USD	443,426	CLP	304,200,000	JPMC**	3/20/2019	4,731
USD	438,548	COP	1,404,000,000	CITI**	3/20/2019	7,792
USD	657,821	COP	2,106,000,000	JPMC**	3/20/2019	11,688
USD	709,287	EUR	614,187	CITI	3/20/2019	1,040
USD	1,063,929	EUR	921,280	JPMC	3/20/2019	1,559
USD	3,263,260	GBP	2,539,200	CITI	3/20/2019	14,745
USD	4,896,551	GBP	3,808,800	JPMC	3/20/2019	23,780
USD	177,113	HKD	1,381,700	CITI	3/20/2019	261
USD	265,669	HKD	2,072,550	JPMC	3/20/2019	390
USD	19,760	IDR	286,000,000	CITI**	3/20/2019	103
USD	29,640	IDR	429,000,000	JPMC**	3/20/2019	154
USD	778,721	KRW	863,154,000	CITI**	3/20/2019	1,581
USD	1,168,080	KRW	1,294,731,000	JPMC**	3/20/2019	2,371
USD	197,701	RUB	13,600,000	CITI**	3/20/2019	4,483
USD	296,550	RUB	20,400,000	JPMC**	3/20/2019	6,725
USD	223	THB	7,200	CITI	3/20/2019	1
USD	334	THB	10,800	JPMC	3/20/2019	2
USD	210,277	ZAR	3,000,800	CITI	3/20/2019	3,612
USD	315,415	ZAR	4,501,200	JPMC	3/20/2019	5,419
ZAR	591,600	USD	40,539	CITI	3/20/2019	204
ZAR	887,400	USD	60,809	JPMC	3/20/2019	307

Total unrealized appreciation						897,352

AUD	4,184,800	USD	3,036,841	CITI	3/20/2019	(85,426)
AUD	6,277,200	USD	4,555,268	JPMC	3/20/2019	(128,144)
BRL	1,023,000	USD	264,341	CITI**	3/20/2019	(1,886)
BRL	1,534,500	USD	396,512	JPMC**	3/20/2019	(2,831)
CAD	7,496,800	USD	5,657,372	CITI	3/20/2019	(156,221)
CAD	11,245,200	USD	8,486,067	JPMC	3/20/2019	(234,342)
CLP	68,400,000	USD	101,918	CITI**	3/20/2019	(3,277)
CLP	102,600,000	USD	152,877	JPMC**	3/20/2019	(4,915)
COP	404,000,000	USD	123,968	CITI**	3/20/2019	(18)
COP	606,000,000	USD	185,952	JPMC**	3/20/2019	(27)
EUR	322,800	USD	372,642	CITI	3/20/2019	(407)
EUR	484,200	USD	558,964	JPMC	3/20/2019	(611)
GBP	393,600	USD	509,481	CITI	3/20/2019	(5,931)
GBP	590,400	USD	764,223	JPMC	3/20/2019	(8,897)
HKD	10,828,200	USD	1,387,838	CITI	3/20/2019	(1,866)
HKD	16,242,300	USD	2,081,757	JPMC	3/20/2019	(2,802)
HUF	11,435,600	USD	41,031	CITI	3/20/2019	(1)
HUF	17,153,400	USD	61,546	JPMC	3/20/2019	(2)
IDR	1,160,000,000	USD	80,112	CITI**	3/20/2019	(381)
IDR	1,740,000,000	USD	120,169	JPMC**	3/20/2019	(572)
ILS	731,200	USD	198,247	CITI	3/20/2019	(1,524)
ILS	1,096,800	USD	297,369	JPMC	3/20/2019	(2,286)
KRW	100,249,900	USD	90,682	CITI**	3/20/2019	(422)
KRW	150,374,850	USD	136,022	JPMC**	3/20/2019	(633)
NOK	20,582,000	USD	2,429,982	CITI	3/20/2019	(41,515)
NOK	30,873,000	USD	3,645,677	JPMC	3/20/2019	(62,976)
NZD	8,314,400	USD	5,682,463	CITI	3/20/2019	(94,341)
NZD	12,471,600	USD	8,523,501	JPMC	3/20/2019	(141,319)
PHP	1,920,000	USD	36,436	CITI**	3/20/2019	(6)
PHP	2,880,000	USD	54,654	JPMC**	3/20/2019	(10)
PLN	206,000	USD	55,245	CITI	3/20/2019	(101)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
PLN	309,000	USD	82,868	JPMC	3/20/2019	$ (151)
RUB	28,400,000	USD	419,696	CITI**	3/20/2019	(16,211)
RUB	42,600,000	USD	629,543	JPMC**	3/20/2019	(24,318)
USD	209,646	BRL	822,800	CITI**	3/20/2019	(1,447)
USD	314,468	BRL	1,234,200	JPMC**	3/20/2019	(2,169)
USD	2,264,671	CHF	2,230,000	CITI	3/20/2019	(20,528)
USD	3,397,002	CHF	3,345,000	JPMC	3/20/2019	(30,796)
USD	89,836	CLP	62,400,000	CITI**	3/20/2019	(152)
USD	134,754	CLP	93,600,000	JPMC**	3/20/2019	(228)
USD	1,437,986	CNY	10,006,540	CITI**	3/20/2019	(18,629)
USD	2,156,976	CNY	15,009,809	JPMC**	3/20/2019	(27,947)
USD	4,855	COP	16,000,000	CITI**	3/20/2019	(54)
USD	7,282	COP	24,000,000	JPMC**	3/20/2019	(81)
USD	180,472	CZK	4,120,000	CITI	3/20/2019	(3,361)
USD	270,707	CZK	6,180,000	JPMC	3/20/2019	(5,042)
USD	8,343,526	EUR	7,277,414	CITI	3/20/2019	(48,392)
USD	12,515,271	EUR	10,916,119	JPMC	3/20/2019	(72,604)
USD	422,315	GBP	332,800	CITI	3/20/2019	(3,451)
USD	633,472	GBP	499,200	JPMC	3/20/2019	(5,178)
USD	416,576	HKD	3,256,100	CITI	3/20/2019	(194)
USD	624,863	HKD	4,884,150	JPMC	3/20/2019	(290)
USD	82,437	HUF	23,200,000	CITI	3/20/2019	(802)
USD	123,655	HUF	34,800,000	JPMC	3/20/2019	(1,203)
USD	63,856	IDR	938,000,000	CITI**	3/20/2019	(617)
USD	95,784	IDR	1,407,000,000	JPMC**	3/20/2019	(926)
USD	1,174	ILS	4,400	CITI	3/20/2019	(10)
USD	1,761	ILS	6,600	JPMC	3/20/2019	(15)
USD	122,929	INR	8,760,000	CITI**	3/20/2019	(1,981)
USD	184,393	INR	13,140,000	JPMC**	3/20/2019	(2,972)
USD	3,799,392	JPY	425,469,600	CITI	3/20/2019	(106,499)
USD	5,699,081	JPY	638,204,400	JPMC	3/20/2019	(159,755)
USD	1,360,504	KRW	1,526,255,200	CITI**	3/20/2019	(13,658)
USD	2,040,754	KRW	2,289,382,800	JPMC**	3/20/2019	(20,490)
USD	238,084	MXN	4,888,808	CITI	3/20/2019	(7,742)
USD	357,124	MXN	7,333,192	JPMC	3/20/2019	(11,613)
USD	1,684,959	NOK	14,630,400	CITI	3/20/2019	(12,846)
USD	2,527,435	NOK	21,945,600	JPMC	3/20/2019	(19,273)
USD	122,667	PHP	6,480,000	CITI**	3/20/2019	(284)
USD	184,000	PHP	9,720,000	JPMC**	3/20/2019	(426)
USD	78,468	PLN	294,800	CITI	3/20/2019	(447)
USD	117,703	PLN	442,200	JPMC	3/20/2019	(670)
USD	4,241,912	SEK	38,005,200	CITI	3/20/2019	(72,628)
USD	6,362,860	SEK	57,007,800	JPMC	3/20/2019	(108,951)
USD	5,538	SGD	7,600	CITI	3/20/2019	(47)
USD	8,308	SGD	11,400	JPMC	3/20/2019	(71)
USD	242,274	TWD	7,399,992	CITI**	3/20/2019	(1,370)
USD	363,411	TWD	11,100,008	JPMC**	3/20/2019	(2,055)
USD	67,728	ZAR	989,200	CITI	3/20/2019	(397)
USD	101,593	ZAR	1,483,800	JPMC	3/20/2019	(597)
ZAR	2,585,600	USD	183,838	CITI	3/20/2019	(5,770)
ZAR	3,878,400	USD	275,760	JPMC	3/20/2019	(8,657)

Total unrealized depreciation						(1,827,685)

Net unrealized depreciation						$(930,333)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR GLOBAL MACRO FUND

** Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$1,802,506	$1,802,506

CRSU
Cash	—	575,448	575,448

CITI
Cash	786,739	—	786,739

GSCO
Cash	—	799,775	799,775

GSIN
U.S. Treasury Bills	437,288	—	437,288

JPMC
Investment Companies	1,705,487	—	1,705,487

JPMS
Cash	—	37,639	37,639

MSCL
Cash	—	450,090	450,090

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$61,508	$—	$61,508

GSCO
Cash	—	(17,649)	(17,649)

JPPC
Cash	—	173,637	173,637

MSCL
Cash	—	172,430	172,430

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 116.5%
COMMON STOCKS - 50.1%

Canada - 4.2%
Air Canada *(a)	1,063,312	$20,219,441
Alimentation Couche-Tard, Inc., Class B	22,099	1,099,284
Atco Ltd., Class I	9,906	280,157
Bank of Montreal	4,295	280,597
Bank of Nova Scotia (The)	25,056	1,248,946
Canadian Imperial Bank of Commerce	71,271	5,308,259
Canadian Tire Corp. Ltd., Class A	50,438	5,273,601
CGI Group, Inc., Class A *	16,868	1,031,701
Dollarama, Inc. (a)	320,609	7,625,384
Empire Co. Ltd., Class A	136,185	2,875,926
Finning International, Inc.	183,419	3,197,606
Industrial Alliance Insurance & Financial Services, Inc.	8,914	284,488
Linamar Corp.	71,745	2,380,639
Magna International, Inc. (a)	292,318	13,269,079
Methanex Corp. (a)	167,345	8,048,544
National Bank of Canada	116,146	4,768,520
Quebecor, Inc., Class B	36,467	767,698
West Fraser Timber Co. Ltd. (a)	124,374	6,143,995
WestJet Airlines Ltd.	43,469	573,134

		84,676,999

China - 0.0% (b)
Yangzijiang Shipbuilding Holdings Ltd. (2)	333,200	306,158

Italy - 5.2%
A2A SpA (2)(a)	6,998,980	12,622,491
Assicurazioni Generali SpA (2)	152,850	2,554,733
BPER Banca (2)	872,407	3,360,148
Enel SpA (2)(a)	3,200,751	18,555,542
Eni SpA (2)(a)	2,219,354	35,059,595
Hera SpA (2)	1,365,565	4,166,041
Italgas SpA (2)	364,468	2,090,053
Moncler SpA (2)(a)	331,586	11,034,407
Poste Italiane SpA (2)(c)	406,030	3,255,835
Snam SpA (2)	621,314	2,720,339
Telecom Italia SpA (2)*	3,162,391	1,750,729
Terna Rete Elettrica Nazionale SpA (2)	106,002	602,001
UniCredit SpA (2)	609,134	6,899,603
Unipol Gruppo SpA (2)	256,179	1,033,108

		105,704,625

Singapore - 0.2%
Genting Singapore Ltd. (2)	3,732,400	2,671,721
StarHub Ltd. (2)	463,600	594,804

		3,266,525

Spain - 1.2%
Repsol SA (2)(a)	1,484,988	23,874,242

Switzerland - 1.0%
Temenos AG (Registered) (2)*(a)	174,329	20,947,870

United Kingdom - 0.2%
Fiat Chrysler Automobiles NV (2) *	297,991	4,296,544

INVESTMENTS	SHARES	VALUE

United Kingdom - 0.2% (continued)
nVent Electric plc	32,297	$725,391

		5,021,935

United States - 38.1%
AbbVie, Inc.	9,161	844,553
ABIOMED, Inc. *	17,295	5,621,567
Agilent Technologies, Inc. (a)	280,118	18,896,760
Allergan plc	56,595	7,564,488
Amgen, Inc. (a)	114,332	22,257,010
Anadarko Petroleum Corp. (a)	245,076	10,744,132
Anthem, Inc.	1,530	401,824
Apple, Inc. (a)	66,898	10,552,491
Arrow Electronics, Inc. *	66,200	4,564,490
Avnet, Inc.	15,936	575,290
Baxter International, Inc. (a)	137,924	9,078,158
Biogen, Inc. *(a)	90,116	27,117,707
Bio-Techne Corp.	18,187	2,632,023
Boston Scientific Corp. *	24,054	850,068
Bristol-Myers Squibb Co. (a)	457,932	23,803,305
BRP, Inc.	126,235	3,267,759
Bruker Corp. (a)	263,188	7,835,107
Cardinal Health, Inc. (a)	140,168	6,251,493
CBS Corp. (Non-Voting), Class B (a)	151,200	6,610,464
CDW Corp. (a)	235,966	19,125,044
Celgene Corp. *(a)	436,985	28,006,368
Centene Corp. *	11,443	1,319,378
Charles River Laboratories International, Inc. *(a)	153,807	17,407,876
Ciena Corp. *	70,314	2,384,348
Cisco Systems, Inc. (a)	267,196	11,577,603
CNX Resources Corp. *	207,143	2,365,573
Comcast Corp., Class A (a)	601,855	20,493,163
CommScope Holding Co., Inc. *	31,307	513,122
ConocoPhillips (a)	327,126	20,396,306
Crane Co.	49,180	3,549,812
Cummins, Inc. (a)	75,857	10,137,529
Curtiss-Wright Corp. (a)	94,093	9,608,777
DexCom, Inc. *	33,719	4,039,536
DISH Network Corp., Class A *	163,320	4,078,100
Dolby Laboratories, Inc., Class A	46,659	2,885,393
Dover Corp.	21,966	1,558,488
Eaton Corp. plc	30,189	2,072,777
Edwards Lifesciences Corp. *	4,351	666,443
Eli Lilly & Co.	37,586	4,349,452
Emerson Electric Co.	21,336	1,274,826
EnerSys	6,182	479,785
Exelixis, Inc. *(a)	597,548	11,753,769
F5 Networks, Inc. *(a)	69,087	11,194,167
Flex Ltd. *	740,906	5,638,295
FLIR Systems, Inc. (a)	152,521	6,640,764
Gilead Sciences, Inc. (a)	384,376	24,042,719
Globus Medical, Inc., Class A *(a)	188,708	8,167,282
Haemonetics Corp. *	18,157	1,816,608
HCA Healthcare, Inc.	12,013	1,495,018
HD Supply Holdings, Inc. *	156,618	5,876,307
HollyFrontier Corp.	89,311	4,565,578
Honeywell International, Inc. (a)	166,465	21,993,356
HP, Inc. (a)	706,589	14,456,811

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
United States - 38.1% (continued)
Humana, Inc.	13,874	$3,974,624
Huntington Ingalls Industries, Inc. (a)	64,025	12,184,598
IDEXX Laboratories, Inc. *	2,058	382,829
Illumina, Inc. *	3,019	905,489
Incyte Corp. *	22,212	1,412,461
Ingersoll-Rand plc	55,845	5,094,739
IQVIA Holdings, Inc. *(a)	76,479	8,884,565
ITT, Inc.	39,387	1,901,210
Jazz Pharmaceuticals plc *	13,183	1,634,165
John Wiley & Sons, Inc., Class A	35,672	1,675,514
Juniper Networks, Inc. (a)	234,072	6,298,878
Keysight Technologies, Inc. *	80,522	4,998,806
Liberty Media Corp.-Liberty SiriusXM, Class C *	26,960	996,981
LivaNova plc *	8,717	797,344
Lockheed Martin Corp. (a)	61,602	16,129,868
Marathon Oil Corp.	102,413	1,468,602
Marathon Petroleum Corp. (a)	104,154	6,146,128
Masimo Corp. *	40,609	4,360,188
McKesson Corp. (a)	128,702	14,217,710
MEDNAX, Inc. *	28,713	947,529
Medtronic plc	13,821	1,257,158
Merck & Co., Inc. (a)	323,397	24,710,765
Motorola Solutions, Inc.	44,491	5,118,245
MSC Industrial Direct Co., Inc., Class A	57,520	4,424,438
Mylan NV *	53,271	1,459,625
National Instruments Corp.	140,331	6,368,221
NetApp, Inc.	62,507	3,729,793
Oshkosh Corp.	89,381	5,479,949
Parker-Hannifin Corp.	6,229	928,993
Patterson-UTI Energy, Inc.	76,927	796,194
Pfizer, Inc. (a)	654,571	28,572,023
Phillips 66	26,596	2,291,245
PRA Health Sciences, Inc. *	53,943	4,960,598
QIAGEN NV *	572,344	19,717,251
Raytheon Co. (a)	93,920	14,402,632
Seagate Technology plc	102,277	3,946,869
Spirit AeroSystems Holdings, Inc., Class A (a)	155,747	11,227,801
SYNNEX Corp.	9,378	758,118
TE Connectivity Ltd.	47,266	3,574,728
TEGNA, Inc.	428,633	4,659,241
Teledyne Technologies, Inc. *	8,540	1,768,378
United Therapeutics Corp. *(a)	159,125	17,328,713
Valero Energy Corp. (a)	155,973	11,693,296
Varian Medical Systems, Inc. *	36,895	4,180,572
Vertex Pharmaceuticals, Inc. *(a)	61,842	10,247,838
Viacom, Inc., Class B	30,620	786,934
WESCO International, Inc. *(a)	152,670	7,328,160
Western Digital Corp.	22,535	833,119
World Fuel Services Corp.	13,023	278,822
WW Grainger, Inc.	17,836	5,036,173
Zebra Technologies Corp., Class A *(a)	55,391	8,819,909
Zoetis, Inc.	21,254	1,818,067

		768,315,158

TOTAL COMMON STOCKS (Cost $1,056,417,372)		1,012,113,512

INVESTMENTS	NO. OF RIGHTS	VALUE
RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Repsol SA, expiring 1/18/2019 (2)* (Cost $492,603)	1,071,492	$491,065

	SHARES
SHORT-TERM INVESTMENTS - 66.4%
INVESTMENT COMPANIES - 12.0%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (d)	1,329,039	1,329,039
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (d)	5,316,155	5,316,155
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (d)(e)	36,319,681	36,319,681
Limited Purpose Cash Investment Fund, 2.50% (d)(f)	193,083,657	193,083,657
UBS Select Treasury Preferred Fund, Class I, 2.34% (d)	6,645,194	6,645,194

TOTAL INVESTMENT COMPANIES (Cost $242,632,884)		242,693,726

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 54.4%
U.S. Treasury Bills
2.29%, 3/14/2019 (2)(g)(h)	$105,306,000	104,810,927
2.32%, 3/21/2019 (2)(g)(i)	80,140,000	79,733,473
2.35%, 3/28/2019 (2)(g)(h)	83,596,000	83,127,964
2.41%, 4/11/2019 (2)(g)(h)	18,543,000	18,420,489
2.46%, 5/2/2019 (2)(g)(h)	5,598,000	5,553,006
2.46%, 5/9/2019 (2)(g)	100,000,000	99,140,104
2.46%, 5/16/2019 (2)(g)(h)	100,000,000	99,095,965
2.49%, 5/23/2019 (2)(g)(h)	100,000,000	99,049,229
2.51%, 5/30/2019 (2)(g)(h)	127,562,000	126,289,623
2.53%, 6/6/2019 (2)(g)(i)	165,000,000	163,263,032
2.51%, 6/13/2019 (2)(g)(h)	223,594,000	221,137,678

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,099,477,032)		1,099,621,490

TOTAL SHORT-TERM INVESTMENTS (Cost $1,342,109,916)		1,342,315,216

TOTAL LONG POSITIONS (Cost $2,399,019,891)		2,354,919,793

	SHARES
SHORT POSITIONS - (32.6)%
COMMON STOCKS - (32.6)%

Brazil - 0.0% (b)
Yamana Gold, Inc.	(237,477)	(558,381)

Canada - (3.8)%
Agnico Eagle Mines Ltd.	(121,195)	(4,891,477)
AltaGas Ltd.	(121,669)	(1,238,792)
Barrick Gold Corp.	(154,172)	(2,081,299)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE

Canada - (3.8)% (continued)
Cameco Corp.	(585,071)	$(6,634,119)
Cenovus Energy, Inc.	(571,602)	(4,019,469)
Element Fleet Management Corp.	(948,244)	(4,799,565)
Enbridge, Inc.	(592,276)	(18,399,081)
Encana Corp.	(673,534)	(3,887,671)
Franco-Nevada Corp.	(8,020)	(562,375)
Goldcorp, Inc.	(333,859)	(3,269,627)
Keyera Corp.	(23,898)	(451,807)
Kinross Gold Corp. *	(254,857)	(821,397)
Peyto Exploration & Development Corp.	(53,296)	(276,396)
PrairieSky Royalty Ltd.	(227,022)	(2,938,382)
Seven Generations Energy Ltd., Class A *	(87,759)	(716,111)
TransCanada Corp.	(302,511)	(10,802,382)
Wheaton Precious Metals Corp.	(529,912)	(10,344,385)
Whitecap Resources, Inc.	(238,712)	(760,619)

		(76,894,954)

Ghana - (0.1)%
Kosmos Energy Ltd. *	(325,041)	(1,264,409)

Italy - (2.8)%
Banco BPM SpA (2)*	(593,198)	(1,334,542)
Brembo SpA (2)	(170,256)	(1,737,597)
Buzzi Unicem SpA (2)	(596,967)	(10,296,637)
Davide Campari-Milano SpA (2)	(169,908)	(1,438,848)
Ferrari NV (2)	(115,737)	(11,516,304)
Leonardo SpA (2)	(1,252,690)	(11,036,475)
Pirelli & C SpA (2)*(c)	(727,535)	(4,675,266)
Prysmian SpA (2)	(41,746)	(812,253)
Recordati SpA (2)	(104,854)	(3,631,119)
Saipem SpA (2)*	(221,951)	(831,735)
Unione di Banche Italiane SpA (2)	(3,274,642)	(9,505,192)

		(56,815,968)

Luxembourg - (1.0)%
Tenaris SA (2)	(1,949,939)	(20,957,538)

Netherlands - (0.4)%
Koninklijke Vopak NV (2)	(164,293)	(7,450,418)

Singapore - (0.2)%
CapitaLand Ltd. (2)	(502,500)	(1,145,916)
Singapore Post Ltd. (2)	(445,500)	(298,964)
Singapore Telecommunications Ltd. (2)	(991,100)	(2,133,080)

		(3,577,960)

Switzerland - (0.1)%
STMicroelectronics NV (2)	(158,233)	(2,230,436)

United States - (23.6)%
Acadia Healthcare Co., Inc. *	(326,300)	(8,389,173)
AECOM *	(218,418)	(5,788,077)
Agios Pharmaceuticals, Inc. *	(219,061)	(10,100,903)
Alkermes plc *	(251,527)	(7,422,562)
Allegion plc	(3,392)	(270,376)
Allscripts Healthcare Solutions, Inc. *	(48,910)	(471,492)
Alnylam Pharmaceuticals, Inc. *	(39,147)	(2,854,208)
AmerisourceBergen Corp.	(107,102)	(7,968,389)

INVESTMENTS	SHARES	VALUE

United States - (23.6)% (continued)
Avanos Medical, Inc. *	(128,055)	$(5,735,583)
Baker Hughes a GE Co.	(147,755)	(3,176,733)
Belden, Inc.	(248,179)	(10,366,437)
Bluebird Bio, Inc. *	(83,743)	(8,307,306)
BWX Technologies, Inc.	(44,176)	(1,688,848)
Callon Petroleum Co. *	(1,566,210)	(10,164,703)
Catalent, Inc. *	(39,254)	(1,223,940)
Centennial Resource Development, Inc., Class A *	(202,116)	(2,227,318)
Charter Communications, Inc., Class A *	(3,893)	(1,109,388)
Cheniere Energy, Inc. *	(122,676)	(7,261,192)
Cognex Corp.	(261,097)	(10,096,621)
Coherent, Inc. *	(71,663)	(7,575,496)
Colfax Corp. *	(157,934)	(3,300,821)
Concho Resources, Inc. *	(80,241)	(8,247,972)
Core Laboratories NV	(45,808)	(2,732,905)
CVS Health Corp.	(213,858)	(14,011,976)
Diamond Offshore Drilling, Inc. *	(115,806)	(1,093,209)
Discovery, Inc., Class A *	(329,205)	(8,144,532)
Dril-Quip, Inc. *	(90,203)	(2,708,796)
Dycom Industries, Inc. *	(35,313)	(1,908,315)
Ensco plc, Class A	(1,990,620)	(7,086,607)
EQT Corp.	(152,159)	(2,874,284)
Exact Sciences Corp. *	(144,202)	(9,099,146)
Extraction Oil & Gas, Inc. *	(62,972)	(270,150)
Fastenal Co.	(31,359)	(1,639,762)
Flowserve Corp.	(166,272)	(6,321,661)
GCI Liberty, Inc., Class A *	(78,253)	(3,220,893)
General Electric Co.	(376,300)	(2,848,591)
Granite Construction, Inc.	(223,985)	(9,022,116)
HealthEquity, Inc. *	(36,684)	(2,188,201)
HEICO Corp.	(185,081)	(14,340,075)
Henry Schein, Inc. *	(64,476)	(5,062,656)
Hess Corp.	(66,389)	(2,688,755)
Insulet Corp. *	(149,550)	(11,862,306)
Ionis Pharmaceuticals, Inc. *	(25,770)	(1,393,126)
IPG Photonics Corp. *	(63,427)	(7,185,645)
Kennametal, Inc.	(20,739)	(690,194)
Liberty Broadband Corp., Class C *	(25,233)	(1,817,533)
Littelfuse, Inc.	(4,537)	(778,005)
Live Nation Entertainment, Inc. *	(15,604)	(768,497)
Lumentum Holdings, Inc. *	(74,757)	(3,140,542)
Matador Resources Co. *	(531,629)	(8,256,198)
Medidata Solutions, Inc. *	(159,498)	(10,753,355)
Meredith Corp.	(187,636)	(9,745,814)
Middleby Corp. (The) *	(105,502)	(10,838,220)
Nabors Industries Ltd.	(857,851)	(1,715,702)
NCR Corp. *	(195,607)	(4,514,610)
Nektar Therapeutics *	(115,665)	(3,801,909)
NetScout Systems, Inc. *	(184,512)	(4,360,019)
New York Times Co. (The), Class A	(306,884)	(6,840,444)
NewMarket Corp.	(858)	(353,573)
NOW, Inc. *	(799,540)	(9,306,646)
NuVasive, Inc. *	(57,782)	(2,863,676)
Oasis Petroleum, Inc. *	(662,204)	(3,661,988)
Oceaneering International, Inc. *	(47,124)	(570,200)
ONEOK, Inc.	(29,165)	(1,573,452)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE

United States - (23.6)% (continued)
PerkinElmer, Inc.	(43,194)	$(3,392,889)
Plantronics, Inc.	(121,242)	(4,013,110)
Premier, Inc., Class A *	(283,298)	(10,581,180)
Prestige Consumer Healthcare, Inc. *	(354,155)	(10,936,306)
Range Resources Corp.	(54,412)	(520,723)
Sage Therapeutics, Inc. *	(34,439)	(3,298,912)
Seattle Genetics, Inc. *	(233,854)	(13,250,168)
Sensata Technologies Holding plc *	(269,950)	(12,104,558)
SM Energy Co.	(107,225)	(1,659,843)
Syneos Health, Inc. *	(189,256)	(7,447,224)
Targa Resources Corp.	(264,567)	(9,529,703)
Tenet Healthcare Corp. *	(127,306)	(2,182,025)
Terex Corp.	(118,657)	(3,271,373)
TransDigm Group, Inc. *	(36,408)	(12,380,904)
Transocean Ltd. *	(528,325)	(3,666,576)
Univar, Inc. *	(50,219)	(890,885)
Valmont Industries, Inc.	(4,335)	(480,968)
ViaSat, Inc. *	(236,243)	(13,926,525)
Wabtec Corp.	(246,095)	(17,288,173)
Welbilt, Inc. *	(408,515)	(4,538,602)
WellCare Health Plans, Inc. *	(49,130)	(11,599,102)
Williams Cos., Inc. (The)	(40,549)	(894,105)
WPX Energy, Inc. *	(117,006)	(1,328,018)

		(476,983,694)

Zambia - (0.6)%
First Quantum Minerals Ltd.	(1,436,728)	(11,618,427)

TOTAL COMMON STOCKS (Proceeds $(824,673,117))		(658,352,185)

TOTAL SHORT POSITIONS (Proceeds $(824,673,117))		(658,352,185)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 83.9% (Cost $1,574,346,774)		1,696,567,608

OTHER ASSETS IN EXCESS OF LIABILITIES - 16.1% (j)		324,522,580

NET ASSETS - 100.0%		$2,021,090,188

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$8,633,446	0.4%
Consumer Discretionary	31,889,968	1.6
Consumer Staples	2,536,362	0.1
Energy	(40,408,149)	(2.0)
Financials	13,354,939	0.7
Health Care	208,159,197	10.3
Industrials	36,413,466	1.8
Information Technology	88,346,626	4.4
Materials	(30,605,039)	(1.5)
Real Estate	(1,145,916)	(0.1)
Utilities	37,077,492	1.8
Short-Term Investments	1,342,315,216	66.4

Total Investments In Securities At Value	1,696,567,608	83.9
Other Assets in Excess of Liabilities (j)	324,522,580	16.1

Net Assets	$2,021,090,188	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $724,527,382.
(b)	Represents less than 0.05% of net assets.
(c)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $(1,419,431), which represents approximately (0.07)% of net assets of the fund.

(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

(f)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

SHORT-TERM INVESTMENTS - 9.6%
INVESTMENT COMPANIES - 9.6%

Limited Purpose Cash Investment Fund, 2.50% (a) (Cost $193,022,815)	1,987,905,834	7,082,079,374	(8,876,901,551)	193,083,657	$193,083,657	$30,094,822	$57,024	$60,842

(a)	Represents 7-day effective yield as of December 31, 2018.

(g)	The rate shown was the effective yield at the date of purchase.
(h)	All or a portion of the security pledged as collateral for swap contracts.
(i)	All or a portion of the security pledged as collateral for swap and futures contracts.
(j)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Australia Net Return Index	Decreases in total return of reference entity and pays the BBR plus or minus a specified spread (-0.13%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	AUD	1,757,049	$2,113

								2,113

MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the HIBOR plus or minus a specified spread (0.00%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	HKD	131,461,753	(249,795)
MSCI Italy Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (-0.15%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	EUR	7,989,582	(363,214)
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (-0.15%)	Increases in total return of reference entity	Monthly	JPMC	03/26/2019	JPY	6,678,460,202	(4,450,379)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Netherlands Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.00%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	EUR	215,330	$ (11,071)
MSCI Singapore Net Return Index	Decreases in total return of reference entity and pays the SOR plus or minus a specified spread (0.35%)	Increases in total return of reference entity	Monthly	JPMC	03/25/2019	SGD	4,524,143	(50,948)
MSCI Sweden Net Return Index	Decreases in total return of reference entity and pays the STIBOR plus or minus a specified spread (-0.50%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	SEK	177,334	(788)
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	03/15/2019	CHF	29,666,700	(617,312)

								(5,743,507)

								$(5,741,394)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	178	1/2019	EUR	$19,893,465	$(400,294)
CAC 40 10 Euro Index	969	1/2019	EUR	52,497,308	(774,592)
Hang Seng Index	6	1/2019	HKD	990,511	2,246
IBEX 35 Index	110	1/2019	EUR	10,734,314	(251,895)
MSCI Singapore Index	14	1/2019	SGD	350,989	2,940
OMXS30 Index	898	1/2019	SEK	14,268,483	(410,806)
DAX Index	135	3/2019	EUR	40,840,330	(740,645)
FTSE 100 Index	831	3/2019	GBP	70,531,634	(322,438)
FTSE/MIB Index	7	3/2019	EUR	730,083	(22,215)
S&P 500 E-Mini Index	5,597	3/2019	USD	701,080,219	(33,163,525)
S&P/TSX 60 Index	325	3/2019	CAD	40,817,829	(1,038,292)
SPI 200 Index	316	3/2019	AUD	30,943,433	181,864
TOPIX Index	327	3/2019	JPY	44,557,684	(2,607,444)

					$(39,545,096)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CHF	26,185,200	USD	26,614,614	CITI	3/20/2019	$218,742
CHF	39,277,800	USD	39,921,970	JPMC	3/20/2019	328,059
DKK	48,878,400	USD	7,524,232	CITI	3/20/2019	27,793
DKK	73,317,600	USD	11,286,362	JPMC	3/20/2019	41,674
EUR	66,313,812	USD	76,048,929	CITI	3/20/2019	420,552
EUR	99,470,723	USD	114,073,542	JPMC	3/20/2019	630,687
JPY	6,278,664,400	USD	56,070,878	CITI	3/20/2019	1,568,441
JPY	9,417,996,601	USD	84,106,423	JPMC	3/20/2019	2,352,552
SEK	82,245,110	USD	9,184,058	CITI	3/20/2019	152,820
SEK	123,367,652	USD	13,776,101	JPMC	3/20/2019	229,212
SGD	8,077,486	USD	5,900,220	CITI	3/20/2019	36,629
SGD	12,116,229	USD	8,850,341	JPMC	3/20/2019	54,931
USD	4,633,398	AUD	6,396,800	CITI	3/20/2019	121,925
USD	6,950,395	AUD	9,595,200	JPMC	3/20/2019	183,186
USD	13,095,222	CAD	17,449,044	CITI	3/20/2019	291,117
USD	19,640,070	CAD	26,173,545	JPMC	3/20/2019	433,928
USD	1,504,207	EUR	1,302,857	CITI	3/20/2019	1,824
USD	2,256,308	EUR	1,954,285	JPMC	3/20/2019	2,733
USD	4,571,709	GBP	3,560,000	CITI	3/20/2019	17,239
USD	6,857,555	GBP	5,340,000	JPMC	3/20/2019	25,850
USD	2,203,445	HKD	17,190,000	CITI	3/20/2019	3,186
USD	3,305,163	HKD	25,785,000	JPMC	3/20/2019	4,775
USD	217,710	ILS	803,200	CITI	3/20/2019	1,616
USD	326,565	ILS	1,204,800	JPMC	3/20/2019	2,424
USD	1,418,085	NOK	12,042,194	CITI	3/20/2019	20,632
USD	2,127,125	NOK	18,063,291	JPMC	3/20/2019	30,946
USD	137,582	NZD	200,000	CITI	3/20/2019	3,162
USD	206,373	NZD	300,000	JPMC	3/20/2019	4,743

Total unrealized appreciation						7,211,378

AUD	21,355,600	USD	15,504,732	CITI	3/20/2019	(443,263)
AUD	32,033,400	USD	23,257,128	JPMC	3/20/2019	(664,923)
CAD	37,866,400	USD	28,574,650	CITI	3/20/2019	(788,295)
CAD	56,799,599	USD	42,862,025	JPMC	3/20/2019	(1,182,491)
EUR	4,226,586	USD	4,880,576	CITI	3/20/2019	(6,706)
EUR	6,339,880	USD	7,320,874	JPMC	3/20/2019	(10,069)
GBP	30,718,805	USD	39,478,968	CITI	3/20/2019	(179,002)
GBP	46,078,196	USD	59,218,514	JPMC	3/20/2019	(268,574)
HKD	64,501,200	USD	8,266,289	CITI	3/20/2019	(10,366)
HKD	96,751,800	USD	12,399,449	JPMC	3/20/2019	(15,565)
ILS	4,859,200	USD	1,317,380	CITI	3/20/2019	(10,055)
ILS	7,288,800	USD	1,976,071	JPMC	3/20/2019	(15,084)
NOK	14,486,400	USD	1,704,425	CITI	3/20/2019	(23,331)
NOK	21,729,600	USD	2,556,641	JPMC	3/20/2019	(34,999)
NZD	741,200	USD	508,154	CITI	3/20/2019	(9,992)
NZD	1,111,799	USD	762,231	JPMC	3/20/2019	(14,988)
USD	21,990,039	CHF	21,638,170	CITI	3/20/2019	(183,733)
USD	32,985,010	CHF	32,457,248	JPMC	3/20/2019	(275,640)
USD	4,750,386	DKK	30,851,023	CITI	3/20/2019	(16,293)
USD	7,125,570	DKK	46,276,534	JPMC	3/20/2019	(24,449)
USD	48,584,486	EUR	42,343,992	CITI	3/20/2019	(244,302)
USD	72,876,637	EUR	63,515,987	JPMC	3/20/2019	(366,545)
USD	7,525,298	GBP	5,922,400	CITI	3/20/2019	(51,499)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	11,287,932	GBP	8,883,600	JPMC	3/20/2019	$ (77,263)
USD	8,446	HKD	66,000	CITI	3/20/2019	(2)
USD	12,669	HKD	99,000	JPMC	3/20/2019	(3)
USD	125,723	ILS	470,000	CITI	3/20/2019	(726)
USD	188,585	ILS	705,000	JPMC	3/20/2019	(1,089)
USD	18,476,885	JPY	2,061,269,200	CITI	3/20/2019	(445,954)
USD	27,715,293	JPY	3,091,903,800	JPMC	3/20/2019	(668,965)
USD	178,438	NOK	1,545,200	CITI	3/20/2019	(877)
USD	267,657	NOK	2,317,800	JPMC	3/20/2019	(1,316)
USD	1,825,110	SEK	16,354,000	CITI	3/20/2019	(31,478)
USD	2,737,661	SEK	24,531,000	JPMC	3/20/2019	(47,220)
USD	965,123	SGD	1,318,400	CITI	3/20/2019	(3,884)
USD	1,447,682	SGD	1,977,600	JPMC	3/20/2019	(5,828)

Total unrealized depreciation						(6,124,769)

Net unrealized appreciation						$1,086,609

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HKD/USD 1 Month Forward FX Swap Rate plus or minus a specified spread (-0.08% to 0.04%), which is denominated in USD based on the local currencies of the positions within the swap.	61 months maturity 01/19/2022	$12,300	$12,299	$—	$12,299

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.23% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	111 months maturity 08/19/2022	$242,998,703	$(1,640,714)	$(10,129,809)	$(11,770,523)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Russia
Evraz plc	1,268,597	$7,768,229	$380,136	(3.2)%

South Africa
Anglo American plc	58,766	1,314,047	39,648	(0.3)
Investec plc	723,107	4,065,109	(1,189,118)	10.1

Switzerland
IWG plc	654,863	1,742,533	(231,871)	2.0

United Kingdom
Bellway plc	16,017	513,898	(125,109)	1.1
BT Group plc	9,109,622	27,698,684	(129,460)	1.1
Burberry Group plc	827,504	18,171,175	(4,032,742)	34.3
Centrica plc	6,598,850	11,382,841	(1,036,646)	8.8
Close Brothers Group plc	196,282	3,602,182	(199,132)	1.7
Drax Group plc	1,348,878	6,171,006	(357,247)	3.0
Inchcape plc	824,829	5,804,141	(1,944,407)	16.5
Indivior plc	2,174,313	3,115,299	(1,120,499)	9.5
Man Group plc	2,962,172	5,018,824	(1,740,404)	14.8
Meggitt plc	528,244	3,173,180	(476,301)	4.0
Moneysupermarket.com Group plc	1,698,905	5,964,811	(510,114)	4.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United Kingdom (continued)
National Grid plc	546,815	$5,349,669	$(385,815)	3.3%
Royal Mail plc	188,633	654,724	(507,594)	4.3
RPC Group plc	87,872	730,509	(196,956)	1.7
Smith & Nephew plc	55,150	1,032,334	84,948	(0.7)
Standard Life Aberdeen plc	339,048	1,110,161	(733,026)	6.2
Tate & Lyle plc	559,559	4,708,533	(478,196)	4.1
WH Smith plc	48,159	1,056,444	(166,813)	1.4
William Hill plc	1,939,969	3,833,252	(3,708,215)	31.5

Short Positions

Common Stock
Switzerland
Mediclinic International plc	(241,930)	(993,397)	78,453	(0.7)

United Arab Emirates
NMC Health plc	(280,954)	(9,805,644)	1,799,565	(15.3)

United Kingdom
AA plc	(693,485)	(662,693)	286,017	(2.4)
ASOS plc	(232,593)	(6,752,342)	6,948,241	(59.0)
Babcock International Group plc	(734,329)	(4,580,218)	1,781,988	(15.1)
Balfour Beatty plc	(499,007)	(1,585,152)	218,133	(1.9)
Barratt Developments plc	(148,079)	(873,478)	35,777	(0.3)
Capita plc	(863,534)	(1,237,996)	56,934	(0.5)
ConvaTec Group plc	(2,447,394)	(4,335,072)	1,798,156	(15.3)
Halma plc	(40,356)	(703,019)	(101,502)	0.9
Hargreaves Lansdown plc	(184,219)	(4,344,803)	(1,001,975)	8.5
IMI plc	(57,251)	(689,453)	40,646	(0.3)
J Sainsbury plc	(872,760)	(2,950,367)	359,604	(3.1)
John Wood Group plc	(2,725,834)	(17,537,897)	4,398,678	(37.4)
Legal & General Group plc	(328,755)	(968,634)	43,673	(0.4)
Melrose Industries plc	(2,925,423)	(6,111,516)	108,191	(0.9)
Merlin Entertainments plc	(1,870,343)	(7,575,956)	990,337	(8.4)
Micro Focus International plc	(1,569,394)	(27,493,624)	(3,828,138)	32.5
Ocado Group plc	(108,074)	(1,089,341)	91,135	(0.8)
Persimmon plc	(44,821)	(1,103,753)	78,196	(0.7)
Petrofac Ltd.	(94,032)	(570,788)	214,203	(1.8)
Rotork plc	(175,098)	(552,903)	62,963	(0.5)
Sage Group plc (The)	(272,603)	(2,090,713)	(23,029)	0.2
Spirax-Sarco Engineering plc	(8,635)	(687,311)	(9,914)	0.1
St James’s Place plc	(260,355)	(3,135,668)	369,532	(3.1)
Taylor Wimpey plc	(304,218)	(528,992)	34,204	(0.3)
Weir Group plc (The)	(361,941)	(5,993,473)	2,853,009	(24.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.15% to 0.04%), which is denominated in JPY based on the local currencies of the positions within the swap.	99 months maturity 08/20/2021	$807,447,781	$(20,698,938)	$(9,589,601)	$(30,288,539)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Japan
Alfresa Holdings Corp.	424,400	$10,817,795	$1,522,907	(5.0)%
Astellas Pharma, Inc.	524,400	6,700,065	(955,000)	3.2
Bandai Namco Holdings, Inc.	358,700	16,105,359	4,054,801	(13.4)
Haseko Corp.	1,195,200	12,515,667	(2,530,207)	8.4
Hitachi Ltd.	350,000	9,278,588	(3,471,807)	11.5
Idemitsu Kosan Co. Ltd.	338,000	10,994,015	(3,649,205)	12.0
Inpex Corp.	1,698,700	15,051,874	(5,617,107)	18.5
Itochu Techno-Solutions Corp.	530,000	10,263,206	1,975,575	(6.5)
Japan Airlines Co. Ltd.	839,900	29,766,963	(1,657,086)	5.5
JFE Holdings, Inc.	529,100	8,427,682	(3,315,507)	10.9
JXTG Holdings, Inc.	3,189,700	16,565,791	(2,716,988)	9.0
Kajima Corp.	1,070,200	14,376,095	(4,780,278)	15.8
Marubeni Corp.	906,900	6,363,275	129,169	(0.4)
Matsumotokiyoshi Holdings Co. Ltd.	311,800	9,586,842	(688,120)	2.3
Medipal Holdings Corp.	338,900	7,250,493	910,959	(3.0)
Nippon Telegraph & Telephone Corp.	156,200	6,372,854	(738,959)	2.4
Obayashi Corp.	1,227,100	11,111,310	(3,760,980)	12.4
Otsuka Corp.	291,800	8,030,762	(3,140,346)	10.4
Sega Sammy Holdings, Inc.	632,500	8,817,524	(657,186)	2.2
Square Enix Holdings Co. Ltd.	381,700	10,390,967	(2,327,193)	7.7
Taiheiyo Cement Corp.	403,800	12,427,022	(1,964,211)	6.5
Taisei Corp.	446,000	19,101,470	(2,973,278)	9.8
Tokyo Electric Power Co. Holdings, Inc.	1,798,600	10,683,751	1,311,367	(4.3)
Tokyo Gas Co. Ltd.	246,600	6,237,047	(147,626)	0.5
Tosoh Corp.	810,900	10,518,268	(6,148,468)	20.3

Short Positions

Common Stock
Japan
Asics Corp.	(564,300)	(7,166,958)	1,981,992	(6.5)
Calbee, Inc.	(336,800)	(10,519,756)	1,427,012	(4.7)
Daifuku Co. Ltd.	(301,300)	(13,661,097)	766,824	(2.5)
Fast Retailing Co. Ltd.	(27,300)	(13,943,229)	(1,018,174)	3.4
Isetan Mitsukoshi Holdings Ltd.	(826,900)	(9,136,164)	208,538	(0.7)
Keikyu Corp.	(495,600)	(8,098,768)	1,907,971	(6.3)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Japan (continued)
Keio Corp.	(110,200)	$(6,412,867)	$(1,764,001)	5.8%
Kikkoman Corp.	(169,300)	(9,060,015)	(2,824,512)	9.3
Kintetsu Group Holdings Co. Ltd.	(148,700)	(6,461,475)	(702,788)	2.3
M3, Inc.	(714,900)	(9,630,581)	3,384,425	(11.2)
Marui Group Co. Ltd.	(878,800)	(17,031,070)	(3,247,365)	10.7
Nintendo Co. Ltd.	(54,700)	(14,524,992)	5,537,214	(18.3)
Nippon Paint Holdings Co. Ltd.	(449,500)	(15,315,147)	428,924	(1.4)
Odakyu Electric Railway Co. Ltd.	(392,200)	(8,624,725)	(608,816)	2.0
PeptiDream, Inc.	(156,500)	(6,178,682)	(31,662)	0.1
Ricoh Co. Ltd.	(2,225,900)	(21,751,323)	(27,242)	0.1
Shimano, Inc.	(120,300)	(16,958,371)	305,900	(1.0)
Showa Denko KK	(229,300)	(6,808,952)	4,083,434	(13.5)
Sony Financial Holdings, Inc.	(358,700)	(6,684,945)	(498,003)	1.6
Suzuki Motor Corp.	(184,200)	(9,285,788)	1,971,377	(6.5)
T&D Holdings, Inc.	(574,000)	(6,639,764)	2,346,997	(7.7)
TDK Corp.	(134,900)	(9,443,727)	3,144,095	(10.4)
Terumo Corp.	(173,400)	(9,780,649)	(53,482)	0.2
Yamato Holdings Co. Ltd.	(385,600)	(10,571,856)	(1,767,186)	5.8
Yaskawa Electric Corp.	(678,600)	(16,587,814)	11,377,566	(37.6)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HKD/USD 1 Month Forward FX Swap Rate plus or minus a specified spread (-0.08% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity 01/19/2022	$64,113,652	$564,939	$(77,772)	$487,167

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Hong Kong
Chow Tai Fook Jewellery Group Ltd.	3,662,400	$3,048,927	$(840,474)	(172.5)%
CK Asset Holdings Ltd.	130,000	951,155	29,301	6.0
CLP Holdings Ltd.	61,000	689,355	(9,495)	(1.9)
Hang Lung Properties Ltd.	838,000	1,592,808	(75,185)	(15.4)
Henderson Land Development Co. Ltd.	224,600	1,117,848	(64,562)	(13.3)
Kerry Properties Ltd.	1,825,000	6,228,882	107,518	22.1
Li & Fung Ltd.	9,984,000	1,575,312	(1,438,697)	(295.3)
Melco International Development Ltd.	3,475,000	7,046,574	(2,612,492)	(536.3)
Power Assets Holdings Ltd.	71,000	493,265	914	0.2
Sino Land Co. Ltd.	950,000	1,627,616	32,287	6.6
Swire Properties Ltd.	253,600	891,060	104,818	21.5
Wheelock & Co. Ltd.	406,000	2,324,336	(132,435)	(27.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	1,266,000	$4,052,837	$506,839	104.0%

Macau
Wynn Macau Ltd.	224,000	487,618	35,377	7.3

Short Positions

Common Stock
China
Minth Group Ltd.	(1,484,000)	(4,788,824)	1,847,108	379.2

Hong Kong
AIA Group Ltd.	(1,307,800)	(10,863,652)	433,891	89.1
ASM Pacific Technology Ltd.	(636,000)	(6,140,063)	2,503,610	513.9
Hysan Development Co. Ltd.	(88,000)	(418,474)	50,265	10.3
MTR Corp. Ltd.	(1,857,376)	(9,775,046)	86,351	17.7

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR plus or minus a specified spread (-0.03% to 0.03%), which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity 09/21/2021	$71,878,802	$(40,019)	$(2,550,183)	$(2,590,202)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Australia
Adelaide Brighton Ltd.	132,063	$397,526	$(147,719)	5.7%
AGL Energy Ltd.	64,048	930,119	(160,110)	6.2
Aurizon Holdings Ltd.	1,952,773	5,891,519	(519,838)	20.1
Brambles Ltd.	89,578	640,899	(37,299)	1.4
Caltex Australia Ltd.	246,844	4,428,717	(999,541)	38.6
CIMIC Group Ltd.	218,495	6,681,566	1,547,013	(59.7)
Harvey Norman Holdings Ltd.	193,915	431,631	(173,550)	6.7
Newcrest Mining Ltd.	446,373	6,860,340	144,417	(5.6)
Origin Energy Ltd.	232,980	1,062,769	(497,695)	19.2
Qantas Airways Ltd.	666,299	2,718,184	94,189	(3.6)
Santos Ltd.	135,562	522,812	(163,427)	6.3
Woodside Petroleum Ltd.	267,843	5,899,888	214,657	(8.3)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
Australia
AMP Ltd.	(471,277)	$(813,551)	$610,074	(23.6	) %
APA Group	(451,288)	(2,703,281)	(178,526)	6.9
AusNet Services	(281,932)	(308,975)	5,304	(0.2)
Challenger Ltd.	(954,376)	(6,380,600)	1,429,698	(55.2)
Healthscope Ltd.	(1,995,006)	(3,135,708)	(487,253)	18.8
Ramsay Health Care Ltd.	(73,900)	(3,005,993)	355,255	(13.7)
REA Group Ltd.	(20,670)	(1,078,401)	(124,005)	4.8
SEEK Ltd.	(847,836)	(10,114,834)	310,031	(12.0)
TPG Telecom Ltd.	(526,822)	(2,389,689)	(499,848)	19.3
Transurban Group	(212,950)	(1,747,794)	(74,536)	2.9
Vocus Group Ltd.	(1,655,559)	(3,734,006)	(687,310)	26.5

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-0.17% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	59-61 months maturity ranging from 04/19/2023 - 01/02/2024	$1,888,827,350	$5,197,284	$(33,738,397)	$(28,541,113)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
Adobe, Inc.	102,513	$23,192,541	$(4,372,425)	15.3%
Aflac, Inc.	505,495	23,030,352	173,844	(0.6)
Allstate Corp. (The)	296,913	24,533,921	(4,400,809)	15.4
Assured Guaranty Ltd.	416,055	15,926,585	549,193	(1.9)
Booking Holdings, Inc.	6,985	12,031,104	(1,636,795)	5.7
Brunswick Corp.	286,902	13,326,598	(4,360,910)	15.3
Celanese Corp.	172,690	15,536,919	(3,765,645)	13.2
Cognizant Technology Solutions Corp.	333,590	21,176,293	(5,866,803)	20.6
Consolidated Edison, Inc.	197,421	15,094,810	(255,785)	0.9
Electronic Arts, Inc.	228,034	17,994,163	(9,538,595)	33.4
Exelon Corp.	338,138	15,250,024	1,957,982	(6.9)
Facebook, Inc.	124,912	16,374,714	(2,985,475)	10.5
Fidelity National Financial, Inc.	408,566	12,845,315	(2,995,655)	10.5
Foot Locker, Inc.	369,356	19,649,739	2,073,833	(7.3)
IAC/InterActiveCorp	85,728	15,691,653	1,752,280	(6.1)
Intel Corp.	274,820	12,897,303	(250,363)	0.9
International Business Machines Corp.	222,199	25,257,360	(9,823,159)	34.4
Intuit, Inc.	114,360	22,511,766	(2,746,724)	9.6

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
United States (continued)
Micron Technology, Inc.	474,517	$15,056,424	$(2,079,545)	7.3%
Microsoft Corp.	407,550	41,394,854	(3,830,979)	13.4
NIKE, Inc.	185,774	13,773,284	(1,695,766)	5.9
Reinsurance Group of America, Inc.	99,213	13,912,639	(1,273,895)	4.5
Symantec Corp.	833,166	15,742,672	(812,365)	2.8

Short Positions

Common Stock
United States
Albemarle Corp.	(307,517)	(23,700,335)	6,072,386	(21.3)
Allegheny Technologies, Inc.	(735,919)	(16,020,957)	3,028,819	(10.6)
CarMax, Inc.	(259,944)	(16,306,287)	66,932	(0.2)
Charles Schwab Corp. (The)	(293,646)	(12,195,118)	3,249,963	(11.4)
Colony Capital, Inc.	(3,196,140)	(14,957,935)	3,680,402	(12.9)
Cree, Inc.	(377,662)	(16,154,492)	(1,025,753)	3.6
Dunkin’ Brands Group, Inc.	(261,704)	(16,780,460)	(928,405)	3.3
First Data Corp.	(2,654,165)	(44,881,930)	(4,241,291)	14.9
FNB Corp.	(1,201,987)	(11,827,552)	3,828,193	(13.4)
Global Payments, Inc.	(215,403)	(22,214,511)	2,106,037	(7.4)
IHS Markit Ltd.	(305,619)	(14,660,543)	379,491	(1.3)
Kraft Heinz Co. (The)	(312,950)	(13,469,368)	4,680,937	(16.4)
Macquarie Infrastructure Corp.	(557,946)	(20,398,506)	1,951,062	(6.8)
McCormick & Co., Inc. (Non-Voting)	(155,640)	(21,671,314)	(4,742,199)	16.6
New York Community Bancorp, Inc.	(1,649,889)	(15,525,455)	2,325,853	(8.1)
Newell Brands, Inc.	(644,808)	(11,986,981)	734,783	(2.6)
Post Holdings, Inc.	(279,756)	(24,934,652)	(2,470,245)	8.7
PPL Corp.	(586,949)	(16,628,265)	(516,850)	1.8
Sempra Energy	(186,842)	(20,214,436)	831,190	(2.9)
Sterling Bancorp	(1,316,098)	(21,728,778)	7,494,582	(26.3)
Tesla, Inc.	(90,749)	(30,201,267)	(6,549,115)	22.9
TreeHouse Foods, Inc.	(238,516)	(12,095,146)	(2,076,332)	7.3
Under Armour, Inc.	(663,025)	(11,715,652)	871,833	(3.1)
United Bankshares, Inc.	(410,291)	(12,764,153)	1,325,249	(4.6)
Uniti Group, Inc.	(1,325,198)	(20,633,333)	2,163,906	(7.6)
Universal Display Corp.	(162,425)	(15,198,107)	4,439,587	(15.6)
VEREIT, Inc.	(3,823,099)	(27,335,158)	(980,751)	3.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or EONIA plus or minus a specified spread (-0.50% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	1-61 months maturity ranging from 01/10/2019 - 12/13/2023	$278,714,694	$2,004,189	$(10,349,925)	$(8,345,736)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
France
Alstom SA	9,173	$370,538	$(37,960)	0.5%
Arkema SA	9,932	852,644	(348,668)	4.2
Atos SE	125,931	10,318,235	(5,600,713)	67.1
AXA SA	40,158	866,686	(180,970)	2.2
Capgemini SE	49,187	4,892,388	(993,689)	11.9
Cie Generale des Etablissements Michelin SCA	111,911	11,015,064	(3,956,231)	47.4
CNP Assurances	95,990	2,037,534	(239,895)	2.9
Engie SA	2,337,226	33,581,114	(3,687,016)	44.2
Eutelsat Communications SA	150,164	2,958,405	(318,475)	3.8
Hermes International	3,215	1,786,128	(249,728)	3.0
Peugeot SA	692,702	14,773,819	(1,871,291)	22.4
Sanofi	4,796	416,053	(16,873)	0.2
Sartorius Stedim Biotech	4,593	459,848	(52,179)	0.6
Teleperformance	52,261	8,360,186	(113,797)	1.4
Thales SA	96,654	11,294,715	(110,347)	1.3
TOTAL SA	434,525	22,919,075	(2,464,597)	29.5

Luxembourg
SES SA	606,156	11,605,534	(1,283,851)	15.4

Short Positions

Common Stock
France
Accor SA	(136,095)	(5,787,358)	1,108,805	(13.3)
Air France-KLM	(793,001)	(8,611,785)	(614,204)	7.4
Altran Technologies SA	(673,161)	(5,410,280)	365,932	(4.4)
Bollore SA	(1,141,235)	(4,575,505)	1,173,453	(14.1)
Bollore SA	(3,946)	(15,507)	(15,683)	0.2
Edenred	(71,499)	(2,633,234)	(853,263)	10.2
Electricite de France SA	(609,341)	(9,643,959)	(2,466,981)	29.6
Elior Group SA	(52,816)	(790,294)	(50,418)	0.6
Iliad SA	(171,318)	(24,043,201)	6,438,475	(77.1)
Imerys SA	(7,351)	(353,273)	55,077	(0.7)
Ingenico Group SA	(241,869)	(13,720,614)	5,032,091	(60.3)
JCDecaux SA	(114,579)	(3,219,117)	484,961	(5.8)
Orpea	(29,569)	(3,020,134)	492,587	(5.9)
Remy Cointreau SA	(21,944)	(2,487,321)	349,479	(4.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
France (continued)
SEB SA	(6,661)	$(860,865)	$2,769	(0.0	) %
Suez	(591,034)	(7,820,952)	230,763	(2.8)
Technicolor SA (Registered)	(222,435)	(243,078)	31,024	(0.4)
Valeo SA	(674,913)	(19,684,239)	7,802,447	(93.5)
Vivendi SA	(654,291)	(15,858,260)	(35,664)	0.4

Luxembourg
Eurofins Scientific SE	(30,598)	(11,427,752)	3,998,819	(47.9)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-2.63% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	12-24 months maturity 12/17/2019	$541,934,588	$(13,274,264)	$2,289,566	$(10,984,698)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Belgium
Ageas	422,542	$19,020,999	$(1,258,622)	11.5%
UCB SA	212,869	17,386,420	872,585	(7.9)

Finland
Fortum OYJ	177,427	3,883,765	98,175	(0.9)
Neste OYJ	377,940	29,261,102	3,745,239	(34.1)
UPM-Kymmene OYJ	379,888	9,616,419	(2,804,612)	25.5

Germany
Allianz SE (Registered)	38,226	7,681,718	(617,230)	5.6
Aurubis AG	72,993	3,616,970	(2,505,753)	22.8
Covestro AG	500,966	24,810,089	(23,350,807)	212.6
Deutsche Lufthansa AG (Registered)	989,819	22,353,633	(8,448,283)	76.9
Rheinmetall AG	100,914	8,948,941	(3,495,828)	31.8
Salzgitter AG	141,571	4,131,506	(3,188,133)	29.0
Software AG	196,518	7,099,279	(2,961,811)	27.0
Talanx AG	81,052	2,767,830	(414,278)	3.8
Wirecard AG	121,965	18,386,500	(6,679,329)	60.8

Netherlands
ASM International NV	94,332	3,889,429	(2,270,993)	20.7
ASR Nederland NV	273,879	10,837,108	122,937	(1.1)
Koninklijke Ahold Delhaize NV	1,325,297	33,479,920	4,307,240	(39.2)
NN Group NV	195,468	7,771,533	(432,909)	3.9
Signify NV	436,847	10,219,391	(5,862,764)	53.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Spain
Acerinox SA	286,772	$2,843,162	$(1,036,777)	9.4%
Amadeus IT Group SA	106,977	7,443,201	234,716	(2.1)
Banco Bilbao Vizcaya Argentaria SA	648,668	3,445,607	(251,572)	2.3
CaixaBank SA	1,288,736	4,667,075	(778,523)	7.1
Endesa SA	1,126,217	25,971,324	3,990,252	(36.3)
Mapfre SA	2,757,627	7,324,020	(1,373,366)	12.5

Short Positions

Common Stock
Belgium
Anheuser-Busch InBev SA/NV	(348,481)	(22,957,591)	10,363,901	(94.3)
Umicore SA	(72,987)	(2,912,548)	801,342	(7.3)

Finland
Huhtamaki OYJ	(132,653)	(4,104,745)	852,899	(7.8)
Orion OYJ	(75,985)	(2,643,438)	(393,465)	3.6
Outokumpu OYJ	(1,426,844)	(5,201,040)	2,253,023	(20.5)

Germany
1&1 Drillisch AG	(103,024)	(5,261,572)	(529,062)	4.8
Continental AG	(40,532)	(5,643,512)	803,535	(7.3)
Daimler AG (Registered)	(225,693)	(11,897,390)	1,791,158	(16.3)
Deutsche Bank AG (Registered)	(2,414,475)	(19,255,891)	8,821,249	(80.3)
Fielmann AG	(45,698)	(2,829,920)	1,062,971	(9.7)
GEA Group AG	(279,885)	(7,205,829)	4,671,402	(42.5)
Infineon Technologies AG	(479,785)	(9,606,098)	227,139	(2.1)
OSRAM Licht AG	(282,210)	(12,281,385)	(478,864)	4.4
thyssenkrupp AG	(153,443)	(2,635,837)	961,203	(8.8)
Zalando SE	(203,860)	(5,267,430)	4,555,603	(41.5)

Netherlands
ASML Holding NV	(18,329)	(2,871,414)	145,072	(1.3)
Boskalis Westminster	(310,731)	(7,712,234)	1,487,501	(13.5)
OCI NV	(198,082)	(4,045,205)	132,354	(1.2)
SBM Offshore NV	(542,055)	(8,009,108)	540,475	(4.9)

Spain
Bankia SA	(4,600,294)	(13,459,634)	6,431,626	(58.6)
Cellnex Telecom SA	(511,777)	(13,087,927)	(1,064,507)	9.7
Ferrovial SA	(485,969)	(9,842,186)	(191,740)	1.7
Grifols SA	(589,481)	(15,474,942)	403,910	(3.7)
Industria de Diseno Textil SA	(244,857)	(6,249,900)	1,235,948	(11.3)

United States
QIAGEN NV	(439,015)	(15,001,475)	(1,515,343)	13.8

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Copenhagen Interbank Offered Rate (“CIBOR”) plus or minus a specified spread (-0.35% to 0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	14-24 months maturity 02/12/2020	$99,203,673	$6,419,470	$(184,541)	$6,234,929

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Denmark
Carlsberg A/S	54,600	$5,808,300	$(165,919)	(2.7)%
DSV A/S	33,074	2,184,288	(374,474)	(6.0)
GN Store Nord A/S	417,114	15,628,852	2,619,893	42.0
H Lundbeck A/S	245,369	10,799,396	(477,316)	(7.7)
Novo Nordisk A/S	155,976	7,163,523	(180,248)	(2.9)
Orsted A/S	120,349	8,053,490	1,184,517	19.0
Rockwool International A/S	1,108	289,746	(1,433)	(0.0)

Short Positions

Common Stock
Denmark
AP Moller - Maersk A/S	(19,068)	(23,986,249)	3,902,046	62.6
Chr Hansen Holding A/S	(8,345)	(740,758)	(41,285)	(0.7)
Genmab A/S	(146,477)	(24,083,827)	(11,115)	(0.2)
Vestas Wind Systems A/S	(6,146)	(465,244)	(35,196)	(0.6)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Swiss Average Rate Overnight (“SARON”) plus or minus a specified spread (-1.38% to 0.35%), which is denominated in CHF based on the local currencies of the positions within the swap.	5-15 months maturity 05/10/2019	$93,803,892	$31,306,016	$2,726,876	$34,032,892

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Switzerland
Adecco Group AG (Registered)	157,541	$7,404,807	$(4,068,442)	(12.0)%
Barry Callebaut AG (Registered)	415	647,675	(160,595)	(0.5)
GAM Holding AG	94,401	372,232	(284,293)	(0.8)
Georg Fischer AG (Registered)	4,547	3,647,968	(2,391,057)	(7.0)
Helvetia Holding AG (Registered)	2,746	1,605,894	(17,995)	(0.1)
Roche Holding AG	17,978	4,463,198	308,543	0.9
Sonova Holding AG (Registered)	26,634	4,379,861	(479,469)	(1.4)
Sunrise Communications Group AG	8,963	789,132	41,885	0.1
Swiss Life Holding AG (Registered)	24,629	9,506,048	928,546	2.7
Zurich Insurance Group AG	15,950	4,754,517	(210,613)	(0.6)

Short Positions

Common Stock
Austria
ams AG	(558,675)	(13,453,032)	25,115,992	73.8

Switzerland
Chocoladefabriken Lindt & Spruengli AG	(1,053)	(6,543,203)	(504,513)	(1.5)
Credit Suisse Group AG (Registered)	(1,596,991)	(17,457,810)	9,423,342	27.7
DKSH Holding AG	(11,133)	(769,726)	117,984	0.3
Lonza Group AG (Registered)	(26,169)	(6,802,759)	1,028,088	3.0
Panalpina Welttransport Holding AG (Registered)	(2,147)	(286,400)	(7,340)	(0.0)
Vifor Pharma AG	(100,350)	(10,919,630)	2,465,953	7.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Norway Interbank Offered Rate (“NIBOR”) plus or minus a specified spread (-0.35% to 0.35%), which is denominated in NOK based on the local currencies of the positions within the swap.	21-24 months maturity 02/12/2020	$59,767,283	$3,064,909	$275,181	$3,340,090

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Norway
Equinor ASA	699,735	$14,842,876	$(2,436,325)	(72.9)%
Leroy Seafood Group ASA	916,797	6,977,270	2,020,194	60.5
Marine Harvest ASA	318,231	6,707,515	1,025,039	30.7
Norsk Hydro ASA	349,391	1,583,112	(514,577)	(15.4)
Orkla ASA	35,289	276,310	(28,737)	(0.9)
Salmar ASA	191,407	9,493,556	2,270,582	68.0
Telenor ASA	71,942	1,397,135	30,423	0.9

Short Positions

Common Stock
Norway
Gjensidige Forsikring ASA	(67,031)	(1,048,619)	35,888	1.1
Schibsted ASA	(162,989)	(5,475,990)	(1,038,604)	(31.1)
Yara International ASA	(187,590)	(7,231,474)	151,942	4.5

United Kingdom
Subsea 7 SA	(485,751)	(4,733,426)	1,549,084	46.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the STIBOR plus or minus a specified spread (-0.50% to 0.35%), which is denominated in SEK based on the local currencies of the positions within the swap.	14-24 months maturity 02/12/2020	$136,777,091	$(28,293,127)	$(3,333,277)	$(31,626,404)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Malta
Kindred Group plc	797,206	$7,328,477	$(3,485,900)	11.0%

Sweden
Boliden AB	579,167	12,549,980	(5,311,266)	16.8
Electrolux AB	379,062	7,990,146	(2,153,992)	6.8
Elekta AB	226,814	2,693,220	(422,205)	1.3
Essity AB	337,978	8,307,999	(152,920)	0.5
SSAB AB	442,108	1,524,755	(896,375)	2.8
Swedish Match AB	177,382	6,983,074	(1,247,853)	3.9
Swedish Orphan Biovitrum AB	606,940	13,266,572	(2,190,084)	6.9
Telia Co. AB	494,459	2,352,088	(11,542)	0.0
Volvo AB	456,973	5,983,632	(1,985,698)	6.3

Short Positions

Common Stock
Colombia
Millicom International Cellular SA	(80,828)	(5,114,453)	18,294	(0.1)

Sweden
Getinge AB	(735,150)	(6,647,696)	1,694,722	(5.4)
Hexpol AB	(52,490)	(416,573)	36,818	(0.1)
Svenska Handelsbanken AB	(1,368,335)	(15,223,652)	1,214,298	(3.8)
Telefonaktiebolaget LM Ericsson	(4,563,368)	(40,394,774)	(13,399,424)	42.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR LONG-SHORT EQUITY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$64,619,449	$64,619,449
U.S. Treasury Bills	—	39,851,404	39,851,404

CITI
Cash	3,940,683	—	3,940,683

DTBK
Cash	109,811,895	—	109,811,895

GSIN
U.S. Treasury Bills	209,496,644	—	209,496,644

JPMC
Investment Companies	33,049,681	—	33,049,681

MSIP
Cash	(1,940,000)	—	(1,940,000)
U.S. Treasury Bills	79,779,739	—	79,779,739

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 114.5%
COMMON STOCKS - 1.2%

Israel - 0.0% (a)
Wix.com Ltd. (1)*(b)	3,862	$348,893

United States - 1.2%
BioMarin Pharmaceutical, Inc. (1)*(b)	11,637	990,891
Black Hills Corp. (1)	143,079	8,982,499
Booking Holdings, Inc. (1)*(b)	1,265	2,178,860
Expedia Group, Inc. (1)(b)	1,676	188,801
FireEye, Inc. (1)*	1,041	16,875
Genworth Financial, Inc., Class A (1)*	328,165	1,529,249
Guidewire Software, Inc. (1)*(b)	1,368	109,755
Illumina, Inc. (1)*(b)	4,435	1,330,190
Intrexon Corp. (1)*(b)	14,660	95,876
Jazz Pharmaceuticals plc (1)*(b)	2,099	260,192
NRG Energy, Inc. (1)	1,503	59,519
Oil States International, Inc. (1)*(b)	3,586	51,208
Panera Bread Co., Class A (3)*(c)(d)	38,740	428,775
Q2 Holdings, Inc. (1)*	3,273	162,177
RH (1)*	2,418	289,725
Starwood Property Trust, Inc., REIT (1)(b)	8,776	172,975
Tesla, Inc. (1)*(b)	257	85,530

		16,933,097

TOTAL COMMON STOCKS (Cost $14,692,289)		17,281,990

CONVERTIBLE PREFERRED STOCKS - 10.5%

China - 5.1%
Mandatory Exchangeable Trust $100 par, 5.75%, 6/1/2019 (b)(e)	485,168	74,875,977

United States - 5.4%
2017 Mandatory Exchangeable Trust $100 par, 5.19%, 12/1/2020 (b)(e)	25,225	2,878,634
Assurant, Inc. Series D, $100 par, 6.50%, 3/15/2021 (b)	23,600	2,312,913
CenterPoint Energy, Inc. Series B, $50 par, 7.00%, 9/1/2021 (b)	122,675	6,173,006
Fortive Corp. Series A, $1,000 par, 5.00%, 7/1/2021 (b)	3,475	3,156,169
NCR Corp. Series A, $1,000 par, 5.50%, 12/31/2049 *(b)(f)(g)	3,766	3,832,423
Post Holdings, Inc. $100 par, 2.50%, 12/31/2049 (b)(f)	244,502	40,371,363
QTS Realty Trust, Inc., REIT Series B, $100 par, 6.50%, 12/31/2049 (b)(f)	7,650	721,869
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019 (b)	35,625	1,793,940
Sempra Energy Series A, $100 par, 6.00%, 1/15/2021 (b)	33,975	3,260,469
South Jersey Industries, Inc. $50 par, 7.25%, 4/15/2021 (b)	16,500	764,445
Welltower, Inc., REIT Series I, $50 par, 6.50%, 12/31/2049 (b)(f)	221,875	13,991,105

		79,256,336

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $131,266,570)		154,132,313

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS - 0.0% (a)

United States - 0.0% (a)
SunEdison, Inc.
2.00%, 10/1/2018 (3)(c)(d)(h)	$5,950,000	$132,437
2.75%, 1/1/2021 (3)(c)(d)(h)	4,925,000	109,622

TOTAL CORPORATE BONDS (Cost $15,555,747)		242,059

CONVERTIBLE BONDS - 20.5%

Argentina - 0.3%
MercadoLibre, Inc. 2.00%, 8/15/2028 (b)(e)	4,300,000	3,870,000

Canada - 0.4%
Element Fleet Management Corp.
5.13%, 6/30/2019 (b)(e)	1,022,000	739,999
4.25%, 6/30/2020 (b)	6,521,000	4,598,661
Tilray, Inc. 5.00%, 10/1/2023 (b)(e)	1,425,000	1,010,040

		6,348,700

France - 0.5%
AXA SA 7.25%, 5/15/2021 (b)(e)	8,825,000	7,694,791

Germany - 0.2%
Deutsche Bank AG
1.00%, 5/1/2023 (b)	3,250,000	2,836,665

Ivory Coast - 0.0% (a)
Endeavour Mining Corp.
3.00%, 2/15/2023 (b)(e)	625,000	605,063

Monaco - 0.1%
Scorpio Tankers, Inc. 3.00%, 5/15/2022 (b)	1,025,000	805,842

Norway - 0.2%
Ship Finance International Ltd. 5.75%, 10/15/2021 (b)	3,600,000	3,344,479

United States - 18.8%
Acorda Therapeutics, Inc. 1.75%, 6/15/2021 (b)	2,425,000	2,006,392
Allegheny Technologies, Inc. 4.75%, 7/1/2022 (b)	6,750,000	11,323,881
AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022	2,450,000	2,239,699
Apollo Commercial Real Estate Finance, Inc., REIT 4.75%, 8/23/2022 (b)	1,350,000	1,263,990
5.38%, 10/15/2023 (b)	1,925,000	1,843,748
Atlas Air Worldwide Holdings, Inc. 1.88%, 6/1/2024	1,775,000	1,692,049
Atlassian, Inc. 0.63%, 5/1/2023 (b)(e)	7,325,000	9,286,305
Benefitfocus, Inc. 1.25%, 12/15/2023 (b)(e)	800,000	849,738
Blackstone Mortgage Trust, Inc., REIT 4.38%, 5/5/2022	1,700,000	1,654,280

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States - 18.8% (continued)
4.75%, 3/15/2023 (b)	$2,300,000	$2,235,200
Caesars Entertainment Corp. 5.00%, 10/1/2024 (b)	8,625,000	10,705,919
CalAmp Corp. 2.00%, 8/1/2025 (b)(e)	2,075,000	1,595,156
Chesapeake Energy Corp. 5.50%, 9/15/2026 (b)(i)	8,425,000	6,780,962
Citrix Systems, Inc. 0.50%, 4/15/2019 (b)	625,000	887,416
Cleveland-Cliffs, Inc. 1.50%, 1/15/2025 (b)	1,300,000	1,445,856
Clovis Oncology, Inc. 1.25%, 5/1/2025 (b)	925,000	647,337
Cree, Inc. 0.88%, 9/1/2023 (b)(e)	3,150,000	3,047,836
DexCom, Inc. 0.75%, 12/1/2023 (b)(e)	5,500,000	5,555,303
Envestnet, Inc. 1.75%, 6/1/2023 (b)(e)	700,000	698,594
EZCORP, Inc. 2.13%, 6/15/2019 (b)(i)	2,500,000	2,433,695
FireEye, Inc. 0.88%, 6/1/2024 (b)(e)	2,700,000	2,707,808
Five9, Inc. 0.13%, 5/1/2023 (b)(e)	525,000	639,760
FTI Consulting, Inc. 2.00%, 8/15/2023 (b)(e)	1,350,000	1,286,719
Gannett Co., Inc. 4.75%, 4/15/2024 (b)(e)	2,250,000	2,184,815
Gogo, Inc. 6.00%, 5/15/2022 (b)(e)	1,325,000	1,150,498
Herbalife Nutrition Ltd. 2.63%, 3/15/2024 (b)(e)	1,425,000	1,598,386
Hope Bancorp, Inc. 2.00%, 5/15/2038 (b)(e)	2,450,000	2,054,803
Huron Consulting Group, Inc. 1.25%, 10/1/2019 (b)	3,000,000	2,939,670
Illumina, Inc. 0.00%, 6/15/2019 (b)	50,000	60,980
Infinera Corp. 2.13%, 9/1/2024 (b)	2,225,000	1,610,455
Innoviva, Inc. 2.13%, 1/15/2023 (b)	2,175,000	2,350,359
Inphi Corp. 1.13%, 12/1/2020 (b)	236,000	247,602
0.75%, 9/1/2021 (b)	4,500,000	4,159,989
Intrexon Corp. 3.50%, 7/1/2023 (b)	2,025,000	1,412,373
Ironwood Pharmaceuticals, Inc. 2.25%, 6/15/2022 (b)	2,575,000	2,407,375
iStar, Inc., REIT 3.13%, 9/15/2022	575,000	518,098
KBR, Inc. 2.50%, 11/1/2023 (b)(e)	2,950,000	2,622,689
Liberty Media Corp. 2.13%, 3/31/2048 (b)(e)	1,275,000	1,192,278
2.25%, 12/1/2048 (b)(e)	2,950,000	2,911,541
Ligand Pharmaceuticals, Inc. 0.75%, 5/15/2023 (b)(e)	675,000	597,719
Medicines Co. (The) 2.50%, 1/15/2022 (b)	550,000	471,868
Microchip Technology, Inc. 2.25%, 2/15/2037 (b)	10,865,000	10,653,861
Micron Technology, Inc. Series F, 2.13%, 2/15/2033 (b)	6,725,000	19,447,294
MongoDB, Inc. 0.75%, 6/15/2024 (b)(e)	2,700,000	3,716,294

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States - 18.8% (continued)
Novellus Systems, Inc. 2.63%, 5/15/2041 (b)	$13,275,000	$54,743,418
Omeros Corp. 6.25%, 11/15/2023 (b)(e)	1,575,000	1,372,487
Palo Alto Networks, Inc. 0.00%, 7/1/2019 (b)	900,000	1,527,328
0.75%, 7/1/2023 (b)(e)	6,525,000	6,453,153
PRA Group, Inc. 3.50%, 6/1/2023 (b)	325,000	273,796
Prospect Capital Corp. 4.95%, 7/15/2022 (b)	3,025,000	2,892,889
Pure Storage, Inc. 0.13%, 4/15/2023 (b)(e)	2,000,000	1,857,600
Redwood Trust, Inc., REIT 4.75%, 8/15/2023	2,750,000	2,519,569
5.63%, 7/15/2024 (b)	1,900,000	1,783,380
RH 0.00%, 7/15/2020 (b)	100,000	116,005
0.00%, 6/15/2023 (b)(e)	3,900,000	3,469,896
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (b)	5,575,000	4,896,244
Splunk, Inc. 0.50%, 9/15/2023 (b)(e)	4,900,000	4,867,459
1.13%, 9/15/2025 (b)(e)	4,650,000	4,575,456
Square, Inc. 0.38%, 3/1/2022 (b)	5,440,000	13,293,765
0.50%, 5/15/2023 (b)(e)	3,800,000	3,954,284
SunEdison, Inc. 0.25%, 1/15/2020 (3)(c)(d)(h)	8,325,000	185,300
Teradyne, Inc. 1.25%, 12/15/2023 (b)	1,900,000	2,252,688
Tesla, Inc. 2.38%, 3/15/2022	300,000	364,002
TTM Technologies, Inc. 1.75%, 12/15/2020 (b)	5,725,000	6,641,000
Twitter, Inc. 0.25%, 6/15/2024 (b)(e)	8,225,000	7,168,277
Vector Group Ltd. 2.50%, 1/15/2019 (b)(j)	1,525,000	1,564,650
1.75%, 4/15/2020 (b)(j)	1,075,000	1,078,357
Wayfair, Inc. 1.13%, 11/1/2024 (b)(e)	5,300,000	5,382,887
Weatherford International Ltd. 5.88%, 7/1/2021 (b)	5,350,000	3,354,150
Zillow Group, Inc. 1.50%, 7/1/2023 (b)	2,400,000	2,061,646

		275,786,276

TOTAL CONVERTIBLE BONDS (Cost $286,750,510)		301,291,816

	SHARES
SHORT-TERM INVESTMENTS - 82.3%
INVESTMENT COMPANIES - 76.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(k)	2,015,527	2,015,527
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(k)	8,062,110	8,062,110

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
INVESTMENT COMPANIES - 76.6% (continued)
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(k)	316,117,612	$316,117,612
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(k)(l)	257,133,757	257,133,757
Limited Purpose Cash Investment Fund, 2.50% (1)(k)(m)	533,760,562	533,760,562
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(k)	10,077,700	10,077,700

TOTAL INVESTMENT COMPANIES (Cost $1,127,029,924)		1,127,167,268

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 5.7%
U.S. Treasury Bills
2.16%, 1/24/2019 (n)	$13,146,000	13,127,663
2.18%, 1/31/2019 (n)	19,610,000	19,573,826
2.20%, 2/7/2019 (n)	1,445,000	1,441,584
2.21%, 2/21/2019 (n)	12,084,000	12,044,349
2.23%, 2/28/2019 (n)	3,953,000	3,938,096
2.35%, 3/28/2019 (n)(o)	3,609,000	3,588,794
2.36%, 4/4/2019 (n)(p)	8,767,000	8,712,641
2.46%, 4/25/2019 (n)(p)	1,782,000	1,768,541
2.50%, 5/16/2019 (n)(o)	15,074,000	14,937,726
2.49%, 5/23/2019 (n)(o)	1,172,000	1,160,857
2.51%, 5/30/2019 (n)(p)	3,908,000	3,869,019

TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,164,720)		84,163,096

TOTAL SHORT-TERM INVESTMENTS (Cost $1,211,194,644)		1,211,330,364

TOTAL LONG POSITIONS (Cost $1,659,459,760)		1,684,278,542

	SHARES
SHORT POSITIONS - (22.4)%
COMMON STOCKS - (21.4)%

Argentina - (0.1)%
MercadoLibre, Inc. (1)*	(6,885)	(2,016,272)

China - (5.0)%
Alibaba Group Holding Ltd., ADR (1)*	(528,174)	(72,396,810)

Ivory Coast - 0.0% (a)
Endeavour Mining Corp. (1)*	(12,289)	(201,096)

Monaco - 0.0% (a)
Scorpio Tankers, Inc. (1)	(115,630)	(203,509)

Norway - 0.0% (a)
Ship Finance International Ltd. (1)	(37,929)	(399,392)

United States - (16.3)%
Acorda Therapeutics, Inc. (1)*	(10,826)	(168,669)
Allegheny Technologies, Inc. (1)*	(406,028)	(8,839,230)
AMAG Pharmaceuticals, Inc. (1)*	(43,641)	(662,907)

INVESTMENTS	SHARES	VALUE

United States - (16.3)% (continued)
Apollo Commercial Real Estate Finance, Inc., REIT (1)	(28,856)	$(480,741)
Assurant, Inc. (1)	(18,279)	(1,634,874)
Atlas Air Worldwide Holdings, Inc. (1)*	(17,305)	(730,098)
Atlassian Corp. plc, Class A (1)*	(66,599)	(5,925,979)
AXA Equitable Holdings, Inc. (1)	(328,731)	(5,466,797)
BioMarin Pharmaceutical, Inc. (1)*	(165)	(14,050)
Black Hills Corp. (1)	(143,079)	(8,982,499)
Blackstone Mortgage Trust, Inc., Class A, REIT (1)	(29,692)	(945,987)
Caesars Entertainment Corp. (1)*	(767,271)	(5,209,770)
CalAmp Corp. (1)*	(26,321)	(342,436)
CenterPoint Energy, Inc. (1)	(141,811)	(4,003,325)
Chesapeake Energy Corp. (1)*	(393,324)	(825,980)
Citrix Systems, Inc. (1)	(8,604)	(881,566)
Cleveland-Cliffs, Inc. (1)*	(126,200)	(970,478)
Clovis Oncology, Inc. (1)*	(4,129)	(74,157)
Cree, Inc. (1)*	(28,626)	(1,224,477)
DexCom, Inc. (1)*	(18,638)	(2,232,832)
Envestnet, Inc. (1)*	(5,431)	(267,151)
FireEye, Inc. (1)*	(70,388)	(1,140,990)
Five9, Inc. (1)*	(9,953)	(435,145)
Fortive Corp. (1)	(33,271)	(2,251,116)
FTI Consulting, Inc. (1)*	(6,325)	(421,498)
Gannett Co., Inc. (1)	(76,067)	(648,852)
Gogo, Inc. (1)*	(66,821)	(199,795)
Herbalife Nutrition Ltd. (1)*	(16,795)	(990,065)
Hope Bancorp, Inc. (1)	(15,117)	(179,288)
Huron Consulting Group, Inc. (1)*	(2,629)	(134,894)
Illumina, Inc. (1)*	(2,165)	(649,349)
Infinera Corp. (1)*	(111,540)	(445,045)
Innoviva, Inc. (1)*	(71,511)	(1,247,867)
Inphi Corp. (1)*	(34,238)	(1,100,752)
Ironwood Pharmaceuticals, Inc. (1)*	(75,826)	(785,557)
iStar, Inc., REIT (1)	(9,599)	(88,023)
KBR, Inc. (1)	(48,564)	(737,202)
Lam Research Corp. (1)	(405,606)	(55,231,368)
Ligand Pharmaceuticals, Inc. (1)*	(1,304)	(176,953)
Live Nation Entertainment, Inc. (1)*	(11,851)	(583,662)
Medicines Co. (The) (1)*	(7,560)	(144,698)
Microchip Technology, Inc. (1)	(116,767)	(8,397,883)
Micron Technology, Inc. (1)*	(609,056)	(19,325,346)
MongoDB, Inc. (1)*	(32,092)	(2,687,384)
NCR Corp. (1)*	(89,960)	(2,076,277)
New York Times Co. (The), Class A (1)	(103,031)	(2,296,561)
NRG Energy, Inc. (1)	(1,503)	(59,519)
Omeros Corp. (1)*	(35,229)	(392,451)
Palo Alto Networks, Inc. (1)*	(19,512)	(3,675,085)
Post Holdings, Inc. (1)*	(435,954)	(38,856,579)
PRA Group, Inc. (1)*	(3,585)	(87,367)
Prospect Capital Corp. (1)	(7,580)	(47,830)
Pure Storage, Inc., Class A (1)*	(40,343)	(648,715)
Q2 Holdings, Inc. (1)*	(3,273)	(162,177)
QTS Realty Trust, Inc., Class A, REIT (1)	(8,784)	(325,447)
Redwood Trust, Inc., REIT (1)	(77,715)	(1,171,165)
Rexnord Corp. (1)*	(58,131)	(1,334,107)
RH (1)*	(13,437)	(1,610,021)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
United States - (16.3)% (continued)
SEACOR Holdings, Inc. (1)*	(30,690)	$(1,135,530)
Sempra Energy (1)	(19,844)	(2,146,922)
Sirius XM Holdings, Inc. (1)	(40,541)	(231,489)
South Jersey Industries, Inc. (1)	(19,576)	(544,213)
Splunk, Inc. (1)*	(35,682)	(3,741,258)
Square, Inc., Class A (1)*	(249,463)	(13,992,379)
Starwood Property Trust, Inc., REIT (1)	(7,184)	(141,597)
Teradyne, Inc. (1)	(40,344)	(1,265,995)
Tesla, Inc. (1)*	(916)	(304,845)
TTM Technologies, Inc. (1)*	(410,744)	(3,996,539)
Twitter, Inc. (1)*	(68,646)	(1,972,886)
Vector Group Ltd. (1)	(3,314)	(32,245)
Voya Financial, Inc. (1)	(13,728)	(551,042)
Wayfair, Inc., Class A (1)*	(31,417)	(2,830,043)
Welltower, Inc., REIT (1)	(74,420)	(5,165,492)
Zillow Group, Inc., Class C (1)*	(9,363)	(295,684)

		(238,978,195)

TOTAL COMMON STOCKS (Proceeds $(286,707,540))		(314,195,274)

	PRINCIPAL AMOUNT
CONVERTIBLE BONDS - (1.0)%

Israel - (0.1)%
Wix.com Ltd. 0.00%, 7/1/2023 (e)	$(975,000)	(922,534)

United States - (0.9)%
BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020	(850,000)	(945,625)
0.60%, 8/1/2024	(1,475,000)	(1,466,739)
Booking Holdings, Inc. 0.90%, 9/15/2021	(5,200,000)	(5,738,393)
Guidewire Software, Inc. 1.25%, 3/15/2025	(300,000)	(287,468)
Illumina, Inc. 0.00%, 8/15/2023 (e)	(2,175,000)	(2,231,011)
Jazz Investments I Ltd. 1.50%, 8/15/2024	(1,025,000)	(926,776)

INVESTMENTS	SHARES	VALUE

United States - (0.9)% (continued)
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (e)	(1,300,000)	$(1,242,476)
Oil States International, Inc. 1.50%, 2/15/2023 (e)	(700,000)	(573,734)
Starwood Property Trust, Inc., REIT 4.38%, 4/1/2023	(550,000)	(543,109)

		(13,955,331)

TOTAL CONVERTIBLE BONDS (Proceeds $(15,527,887))		(14,877,865)

TOTAL SHORT POSITIONS (Proceeds $(302,235,427))		(329,073,139)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.1% (Cost $1,357,224,333)		1,355,205,403

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.9% (q)		116,350,838

NET ASSETS - 100.0%		$1,471,556,241

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$10,440,126	0.7%
Consumer Discretionary	(64,268,230)	(4.4)
Consumer Staples	4,733,866	0.3
Energy	16,094,740	1.1
Financials	105,345,419	7.2
Health Care	10,689,439	0.7
Industrials	7,882,321	0.5
Information Technology	36,437,792	2.5
Materials	3,363,996	0.2
Real Estate	9,652,110	0.7
Utilities	3,503,460	0.3
Short-Term Investments	1,211,330,364	82.3

Total Investments In Securities At Value	1,355,205,403	92.1
Other Assets in Excess of Liabilities (q)	116,350,838	7.9

Net Assets	$1,471,556,241	100.0%

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $430,269,368. In addition $54,949,991 of cash collateral was pledged.
(c)

Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $856,134, which represents approximately 0.06% of net assets of the fund.

(d)	Restricted Security.
(e)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $169,502,490, which represents approximately 11.52% of net assets of the fund.

(f)	Perpetual security. The rate reflected was the rate in effect on December 31, 2018. The maturity date reflects the next call date.
(g)	Payment in-kind security.
(h)	Defaulted security.
(i)

Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

(j)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Notes to Financial Statements for further information. The interest rate shown was the current rate as of December 31, 2018.

(k)	Represents 7-day effective yield as of December 31, 2018.
(l)	All or a portion of the security pledged as collateral for swap contracts.
(m)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

SHORT-TERM INVESTMENTS - 36.3%
INVESTMENT COMPANIES - 36.3%
Limited Purpose Cash Investment Fund, 2.50% (1)(a) (Cost $533,623,218)	1,059,378,830	2,519,486,162	(3,045,104,430)	533,760,562	$533,760,562	$15,543,780	$(71,866)	$137,344

(a)	Represents 7-day effective yield as of December 31, 2018.

(n)	The rate shown was the effective yield at the date of purchase.
(o)	All or a portion of the security pledged as collateral for futures contracts.
(p)	All or a portion of the security pledged as collateral for swap and futures contracts.
(q)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts outstanding — buy protection as of December 31, 2018:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE PAID	PAYMENT FREQUENCY	MATURITY DATE	CREDIT SPREAD		NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Crossover Series 30.V2	5.00%	Quarterly	12/20/2023	3.55%	EUR	40,589,000	$(4,315,275)	$1,336,510	$(2,978,765)
Markit CDX North America High Yield Index Series 31.V1	5.00	Quarterly	12/20/2023	4.49	USD	26,121,000	(859,381)	289,014	(570,367)
Markit CDX North America Investment Grade Index Series 31.V1	1.00	Quarterly	12/20/2023	0.88	USD	152,800,000	(2,619,023)	1,709,064	(909,959)

							$(7,793,679)	$3,334,588	$(4,459,091)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

Credit default swap contracts outstanding — sell protection as of December 31, 2018:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE PAID	PAYMENT FREQUENCY	MATURITY DATE	CREDIT SPREAD		NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Series 30.V1	1.00%	Quarterly	12/20/2023	0.88%	EUR	4,588,000	$67,696	$(35,503)	$32,193

							$67,696	$(35,503)	$32,193

Written Call Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	8	EUR	(240,114)	EUR	3,000.00	1/18/2019	$(4,858)
EURO STOXX 50 Index	JPMS	7	EUR	(210,099)	EUR	3,000.00	2/15/2019	(6,264)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	3,050.00	1/18/2019	(690)
EURO STOXX 50 Index	JPMS	10	EUR	(300,142)	EUR	3,050.00	2/15/2019	(6,210)
EURO STOXX 50 Index	JPMS	4	EUR	(120,057)	EUR	3,075.00	1/18/2019	(995)
Euro-Bund	JPMS	9	EUR	(900,000)	EUR	162.00	1/25/2019	(8,893)
Euro-Bund	JPMS	18	EUR	(1,800,000)	EUR	162.50	1/25/2019	(14,312)
Euro-Bund	JPMS	20	EUR	(2,000,000)	EUR	163.00	1/25/2019	(12,490)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	163.00	2/22/2019	(298)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	163.50	2/22/2019	(114)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	163.50	2/22/2019	113
Euro-Bund	JPMS	4	EUR	(400,000)	EUR	164.00	2/22/2019	(367)
Euro-Bund	JPMS	8	EUR	(800,000)	EUR	164.50	2/22/2019	(140)
Euro-Bund	JPMS	4	EUR	(400,000)	EUR	165.00	2/22/2019	90
FTSE 100 Index	JPMS	1	GBP	(67,281)	GBP	6,700.00	2/15/2019	(2,511)
FTSE 100 Index	JPMS	4	GBP	(269,125)	GBP	6,725.00	1/18/2019	(6,271)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	21,125.00	2/8/2019	(4,744)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,385.00	2/15/2019	(2,700)
S&P 500 Index	JPMS	14	USD	(3,509,590)	USD	2,555.00	2/15/2019	(69,062)
U.S. Treasury 10 Year Note	JPMS	32	USD	(3,200,000)	USD	119.50	1/25/2019	(81,500)
U.S. Treasury 10 Year Note	JPMS	32	USD	(3,200,000)	USD	120.00	1/25/2019	(66,000)

								$(288,216)

Written Put Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	7	EUR	(210,099)	EUR	2,775.00	2/15/2019	$(2,815)
EURO STOXX 50 Index	JPMS	17	EUR	(510,241)	EUR	2,825.00	2/15/2019	(8,668)
EURO STOXX 50 Index	JPMS	10	EUR	(300,142)	EUR	2,850.00	1/18/2019	(2,578)
EURO STOXX 50 Index	JPMS	15	EUR	(450,213)	EUR	2,875.00	1/18/2019	(4,675)
EURO STOXX 50 Index	JPMS	18	EUR	(540,256)	EUR	2,875.00	2/15/2019	(11,632)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,900.00	1/18/2019	(754)
EURO STOXX 50 Index	JPMS	21	EUR	(630,298)	EUR	2,925.00	1/18/2019	(9,528)
EURO STOXX 50 Index	JPMS	17	EUR	(510,241)	EUR	2,925.00	2/15/2019	(13,907)
EURO STOXX 50 Index	JPMS	14	EUR	(420,199)	EUR	2,950.00	1/18/2019	(7,635)
EURO STOXX 50 Index	JPMS	6	EUR	(180,085)	EUR	2,975.00	1/18/2019	(3,919)
EURO STOXX 50 Index	JPMS	10	EUR	(300,142)	EUR	2,975.00	2/15/2019	(10,346)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	36	EUR	(1,080,511)	EUR	3,000.00	1/18/2019	$ (28,007)
EURO STOXX 50 Index	JPMS	4	EUR	(120,057)	EUR	3,025.00	1/18/2019	(3,694)
EURO STOXX 50 Index	JPMS	33	EUR	(990,469)	EUR	3,050.00	1/18/2019	(35,957)
Euro-Bund	JPMS	18	EUR	(1,800,000)	EUR	161.00	1/25/2019	10,569
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	161.50	1/25/2019	477
Euro-Bund	JPMS	6	EUR	(600,000)	EUR	161.50	2/22/2019	962
Euro-Bund	JPMS	9	EUR	(900,000)	EUR	162.00	1/25/2019	8,282
Euro-Bund	JPMS	5	EUR	(500,000)	EUR	162.00	2/22/2019	(53)
Euro-Bund	JPMS	6	EUR	(600,000)	EUR	162.50	2/22/2019	1,374
Euro-Bund	JPMS	7	EUR	(700,000)	EUR	163.00	2/22/2019	554
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,200.00	2/15/2019	(1,619)
FTSE 100 Index	JPMS	4	GBP	(269,125)	GBP	6,300.00	1/18/2019	(1,377)
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,350.00	2/15/2019	(2,269)
FTSE 100 Index	JPMS	4	GBP	(269,125)	GBP	6,400.00	1/18/2019	(1,988)
FTSE 100 Index	JPMS	1	GBP	(67,281)	GBP	6,450.00	2/15/2019	(1,415)
FTSE 100 Index	JPMS	4	GBP	(269,125)	GBP	6,500.00	1/18/2019	(2,881)
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,575.00	2/15/2019	(3,722)
FTSE 100 Index	JPMS	7	GBP	(470,969)	GBP	6,600.00	1/18/2019	(7,272)
FTSE 100 Index	JPMS	3	GBP	(201,844)	GBP	6,625.00	1/18/2019	(3,403)
FTSE 100 Index	JPMS	7	GBP	(470,969)	GBP	6,700.00	1/18/2019	(10,394)
FTSE 100 Index	JPMS	7	GBP	(470,969)	GBP	6,800.00	1/18/2019	(14,632)
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,900.00	1/18/2019	(5,748)
Nikkei 225 Index	JPMS	3	JPY	(60,044,310)	JPY	19,500.00	2/8/2019	(15,054)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	19,875.00	1/11/2019	(7,025)
Nikkei 225 Index	JPMS	3	JPY	(60,044,310)	JPY	19,875.00	2/8/2019	(18,749)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,125.00	1/11/2019	(9,397)
Nikkei 225 Index	JPMS	3	JPY	(60,044,310)	JPY	20,250.00	2/8/2019	(23,402)
Nikkei 225 Index	JPMS	2	JPY	(40,029,540)	JPY	20,500.00	1/11/2019	(13,047)
Nikkei 225 Index	JPMS	3	JPY	(60,044,310)	JPY	20,625.00	2/8/2019	(29,013)
Nikkei 225 Index	JPMS	5	JPY	(100,073,850)	JPY	20,750.00	1/11/2019	(40,144)
Russell 2000 Index	JPMS	2	USD	(269,712)	USD	1,250.00	2/15/2019	(4,150)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,285.00	1/18/2019	(1,214)
Russell 2000 Index	JPMS	2	USD	(269,712)	USD	1,285.00	2/15/2019	(6,188)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,310.00	1/18/2019	(2,005)
Russell 2000 Index	JPMS	2	USD	(269,712)	USD	1,315.00	2/15/2019	(7,040)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,330.00	1/18/2019	(2,523)
Russell 2000 Index	JPMS	2	USD	(269,712)	USD	1,350.00	1/18/2019	(7,066)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,350.00	2/15/2019	(5,358)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,355.00	1/18/2019	(4,095)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,345.00	2/15/2019	(51,495)
S&P 500 Index	JPMS	10	USD	(2,506,850)	USD	2,395.00	1/18/2019	(19,630)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,395.00	2/15/2019	(71,250)
S&P 500 Index	JPMS	10	USD	(2,506,850)	USD	2,435.00	1/18/2019	(26,970)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,450.00	2/15/2019	(83,565)
S&P 500 Index	JPMS	10	USD	(2,506,850)	USD	2,475.00	1/18/2019	(37,900)
S&P 500 Index	JPMS	15	USD	(3,760,275)	USD	2,500.00	2/15/2019	(109,935)
S&P 500 Index	JPMS	9	USD	(2,256,165)	USD	2,515.00	1/18/2019	(58,977)
S&P 500 Index	JPMS	4	USD	(1,002,740)	USD	2,525.00	1/18/2019	(23,008)

								(856,870)

Total Written Options Contracts (Premiums Received ($822,697))								$(1,145,086)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(1,145,813)	$185,827
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(1,107,619)	179,719
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(1,912,500)	33,888
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(288,800)	24,670
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	115,162,800	131,706
KOSPI 200 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	03/14/2019	KRW	(11,462,500,000)	7,190
MSCI Emerging Markets Korea Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.00%)	Monthly	JPMC	03/20/2019	USD	(4,923,671)	56,346
MSCI Emerging Markets Thailand Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.20%)	Monthly	JPMC	03/20/2019	USD	(94,617)	2,083
MSCI Emerging Markets Thailand Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.20%)	Monthly	JPMC	03/20/2019	USD	(1,386,407)	30,525
MSCI Israel Daily Net Total Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (0.00%)	Monthly	JPMC	03/20/2019	USD	(640,276)	49,131
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (-0.55%)	Monthly	CITI	03/20/2019	MXN	(10,103,318)	2,657

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (-0.55%)	Monthly	CITI	03/20/2019	MXN	(2,493,624)	$ 733
MSCI Poland Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the WIBOR plus or minus a specified spread (0.45%)	Monthly	CITI	03/20/2019	PLN	(432,151)	1,941
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(89,500)	3,513
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(3,445,750)	123,600
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(4,059,690)	68,617
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(557,820)	7,299
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(1,456,530)	23,520
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(526,830)	6,150
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(960,690)	15,501
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(735,240)	31,535
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(2,339,400)	101,576
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	MSCS	03/15/2019	CHF	(60,496,800)	1,194,739
TAIEX Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	(433,171,200)	138,049
Tel Aviv Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/23/2019	ILS	(4,830,771)	56,971
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(402,600)	4,458
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(226,463)	8,082

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(201,300)	$ 5,613
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(226,463)	4,963
WIG20 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	03/15/2019	PLN	(637,840)	3,373

								2,503,975

Canada 10 Year Bond March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	03/20/2019	CAD	(18,600,720)	(458,200)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	267,356	(45,264)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	112,500	(3,441)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	324,900	(36,675)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/13/2019	BRL	75,242,000	(452,035)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(148,650)	(4,875)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/01/2019	USD	(99,100)	(2,572)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.15%)	Monthly	CITI	03/20/2019	ZAR	(2,930,834)	(6,247)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.50%)	Monthly	CITI	03/20/2019	ZAR	(11,612,977)	(36,236)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(63,876,031)	(157,888)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(34,609,679)	(52,341)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	89,500	$ (3,054)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	671,250	(14,534)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	526,830	(5,990)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	960,690	(17,057)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	1,270,590	(16,787)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	735,240	(29,364)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	768,660	(26,911)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	150,975	(8,138)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	176,138	(5,948)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	125,813	(6,470)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	125,812	(7,651)

								(1,397,678)

								$1,106,297

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	129	1/2019	EUR	$14,417,174	$(288,150)
CAC 40 10 Euro Index	815	1/2019	EUR	44,154,081	(614,908)
Hang Seng Index	64	1/2019	HKD	10,565,456	92,889
HSCEI	34	1/2019	HKD	2,193,142	(18,073)
IBEX 35 Index	23	1/2019	EUR	2,244,447	(39,485)
LME Aluminum Base Metal	4	1/2019	USD	182,622	(16,090)
LME Aluminum Base Metal	4	1/2019	USD	182,776	(17,436)
LME Aluminum Base Metal	5	1/2019	USD	228,519	(19,496)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	6	1/2019	USD	$ 274,281	$ (20,637)
LME Copper Base Metal	1	1/2019	USD	149,013	(6,545)
LME Copper Base Metal	1	1/2019	USD	148,858	(7,358)
LME Copper Base Metal	1	1/2019	USD	149,023	(1,783)
LME Copper Base Metal	2	1/2019	USD	297,671	(11,685)
LME Copper Base Metal	3	1/2019	USD	447,022	(17,895)
LME Copper Base Metal	6	1/2019	USD	893,412	(34,448)
LME Copper Base Metal	7	1/2019	USD	1,042,934	(58,932)
LME Copper Base Metal	11	1/2019	USD	1,638,313	(56,152)
LME Copper Base Metal	11	1/2019	USD	1,638,725	(58,576)
LME Copper Base Metal	16	1/2019	USD	2,384,244	(47,465)
LME Copper Base Metal	28	1/2019	USD	4,164,916	(242,241)
LME Copper Base Metal	36	1/2019	USD	5,362,524	(288,638)
LME Copper Base Metal	42	1/2019	USD	6,255,375	(316,566)
LME Copper Base Metal	43	1/2019	USD	6,401,829	(339,029)
LME Copper Base Metal	52	1/2019	USD	7,733,700	(429,861)
LME Nickel Base Metal	1	1/2019	USD	63,812	(6,688)
LME Nickel Base Metal	1	1/2019	USD	63,806	(6,817)
LME Nickel Base Metal	1	1/2019	USD	63,784	(7,769)
LME Nickel Base Metal	2	1/2019	USD	127,635	(12,711)
LME Zinc Base Metal	1	1/2019	USD	61,938	(4,582)
LME Zinc Base Metal	1	1/2019	USD	61,888	(2,593)
LME Zinc Base Metal	1	1/2019	USD	61,913	(4,588)
LME Zinc Base Metal	1	1/2019	USD	61,888	(1,990)
LME Zinc Base Metal	1	1/2019	USD	62,000	(3,796)
LME Zinc Base Metal	1	1/2019	USD	62,863	(3,865)
LME Zinc Base Metal	1	1/2019	USD	62,663	(2,065)
LME Zinc Base Metal	1	1/2019	USD	62,163	(3,665)
LME Zinc Base Metal	2	1/2019	USD	123,775	(8,136)
LME Zinc Base Metal	2	1/2019	USD	123,775	(7,936)
Natural Gas	96	1/2019	USD	2,822,400	(734,382)
OMXS30 Index	317	1/2019	SEK	5,036,870	(2,922)
100 oz Gold	220	2/2019	USD	28,188,600	585,600
LME Aluminum Base Metal	2	2/2019	USD	91,922	(4,784)
LME Aluminum Base Metal	2	2/2019	USD	91,943	(4,840)
LME Aluminum Base Metal	2	2/2019	USD	91,813	(5,893)
LME Aluminum Base Metal	2	2/2019	USD	91,835	(6,021)
LME Aluminum Base Metal	3	2/2019	USD	137,948	(7,186)
LME Aluminum Base Metal	4	2/2019	USD	183,625	(10,187)
LME Aluminum Base Metal	5	2/2019	USD	229,194	(14,634)
LME Aluminum Base Metal	5	2/2019	USD	228,808	(18,982)
LME Aluminum Base Metal	5	2/2019	USD	229,145	(14,932)
LME Aluminum Base Metal	5	2/2019	USD	229,483	(13,470)
LME Aluminum Base Metal	5	2/2019	USD	229,243	(13,397)
LME Aluminum Base Metal	5	2/2019	USD	228,856	(18,084)
LME Aluminum Base Metal	10	2/2019	USD	458,580	(28,356)
LME Aluminum Base Metal	10	2/2019	USD	457,905	(36,375)
LME Aluminum Base Metal	12	2/2019	USD	548,676	(46,409)
LME Copper Base Metal	1	2/2019	USD	149,128	(3,446)
LME Copper Base Metal	1	2/2019	USD	149,142	(5,789)
LME Copper Base Metal	2	2/2019	USD	298,438	(13,765)
LME Copper Base Metal	2	2/2019	USD	298,227	(13,597)
LME Copper Base Metal	2	2/2019	USD	298,298	(8,387)
LME Copper Base Metal	2	2/2019	USD	298,143	(11,175)
LME Copper Base Metal	2	2/2019	USD	298,213	(13,283)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	2	2/2019	USD	$ 298,063	$ (15,466)
LME Copper Base Metal	3	2/2019	USD	447,581	(20,299)
LME Copper Base Metal	7	2/2019	USD	1,043,445	(44,860)
LME Copper Base Metal	9	2/2019	USD	1,341,788	(30,205)
LME Copper Base Metal	10	2/2019	USD	1,491,563	(61,919)
LME Copper Base Metal	26	2/2019	USD	3,877,738	(141,166)
LME Nickel Base Metal	1	2/2019	USD	63,927	(3,336)
LME Nickel Base Metal	1	2/2019	USD	63,963	(960)
LME Nickel Base Metal	1	2/2019	USD	63,969	(798)
LME Nickel Base Metal	1	2/2019	USD	63,933	(2,853)
LME Nickel Base Metal	1	2/2019	USD	63,894	(3,639)
LME Nickel Base Metal	1	2/2019	USD	63,939	(2,307)
LME Nickel Base Metal	1	2/2019	USD	63,845	(6,973)
LME Nickel Base Metal	1	2/2019	USD	63,850	(7,154)
LME Nickel Base Metal	2	2/2019	USD	127,777	(9,929)
LME Nickel Base Metal	2	2/2019	USD	127,766	(8,200)
LME Nickel Base Metal	2	2/2019	USD	127,843	(7,403)
LME Nickel Base Metal	3	2/2019	USD	191,468	(20,050)
LME Nickel Base Metal	3	2/2019	USD	191,699	(14,182)
LME Nickel Base Metal	4	2/2019	USD	255,445	(23,513)
LME Nickel Base Metal	6	2/2019	USD	383,850	(10,233)
LME Zinc Base Metal	1	2/2019	USD	61,788	1,000
LME Zinc Base Metal	1	2/2019	USD	61,888	(2,834)
LME Zinc Base Metal	1	2/2019	USD	61,888	(40)
LME Zinc Base Metal	1	2/2019	USD	61,888	(3,401)
LME Zinc Base Metal	1	2/2019	USD	61,888	(2,539)
LME Zinc Base Metal	1	2/2019	USD	61,888	(1,115)
LME Zinc Base Metal	1	2/2019	USD	61,788	(739)
LME Zinc Base Metal	2	2/2019	USD	123,775	(2,856)
LME Zinc Base Metal	2	2/2019	USD	123,775	(231)
LME Zinc Base Metal	2	2/2019	USD	123,650	(5,223)
LME Zinc Base Metal	2	2/2019	USD	123,775	(2,763)
LME Zinc Base Metal	2	2/2019	USD	123,713	(4,498)
LME Zinc Base Metal	5	2/2019	USD	309,438	(9,701)
LME Zinc Base Metal	6	2/2019	USD	371,325	132
3 Month Euro Euribor	150	3/2019	EUR	43,092,372	(591)
3 Month Sterling	308	3/2019	GBP	48,610,820	(2,986)
ASX 90 Day Bank Accepted Bill	377	3/2019	AUD	264,275,759	(121)
Australia 10 Year Bond	473	3/2019	AUD	44,201,662	477,165
Australia 3 Year Bond	861	3/2019	AUD	68,050,703	203,165
Cocoa	1	3/2019	GBP	22,509	34
Cocoa	4	3/2019	USD	96,640	(280)
Corn	577	3/2019	USD	10,818,750	(188,932)
Euro-Bobl	423	3/2019	EUR	64,226,114	109,289
Euro-BTP	14	3/2019	EUR	2,050,297	4,123
Euro-Bund	1,299	3/2019	EUR	243,401,361	1,885,590
Euro-Buxl	22	3/2019	EUR	4,552,798	7,286
Euro-OAT	272	3/2019	EUR	46,995,914	(36,647)
Euro-Schatz	616	3/2019	EUR	79,005,235	26,949
FTSE 100 Index	74	3/2019	GBP	6,280,795	12,664
FTSE/MIB Index	25	3/2019	EUR	2,607,441	(61,950)
LME Aluminum Base Metal	1	3/2019	USD	46,189	(1,998)
LME Aluminum Base Metal	1	3/2019	USD	46,150	(1,640)
LME Aluminum Base Metal	1	3/2019	USD	46,150	(124)
LME Aluminum Base Metal	1	3/2019	USD	46,150	100

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	1	3/2019	USD	$ 46,150	$ (1,307)
LME Aluminum Base Metal	2	3/2019	USD	92,357	(4,327)
LME Aluminum Base Metal	2	3/2019	USD	92,270	(3,894)
LME Aluminum Base Metal	2	3/2019	USD	92,248	(4,373)
LME Aluminum Base Metal	3	3/2019	USD	138,176	(8,993)
LME Aluminum Base Metal	3	3/2019	USD	138,143	(7,521)
LME Aluminum Base Metal	3	3/2019	USD	138,110	(9,754)
LME Aluminum Base Metal	3	3/2019	USD	138,339	(6,839)
LME Aluminum Base Metal	4	3/2019	USD	184,104	(13,882)
LME Aluminum Base Metal	6	3/2019	USD	276,612	(16,112)
LME Aluminum Base Metal	39	3/2019	USD	1,801,800	(93,589)
LME Copper Base Metal	1	3/2019	USD	149,273	(4,415)
LME Copper Base Metal	1	3/2019	USD	149,125	(1,015)
LME Copper Base Metal	1	3/2019	USD	149,171	(282)
LME Copper Base Metal	1	3/2019	USD	149,194	(659)
LME Copper Base Metal	1	3/2019	USD	149,288	(965)
LME Copper Base Metal	1	3/2019	USD	149,224	(4,756)
LME Copper Base Metal	1	3/2019	USD	149,137	(1,416)
LME Copper Base Metal	2	3/2019	USD	298,527	(8,297)
LME Copper Base Metal	5	3/2019	USD	745,976	(40,088)
LME Copper Base Metal	11	3/2019	USD	1,642,110	(62,488)
LME Copper Base Metal	12	3/2019	USD	1,790,574	(34,824)
LME Copper Base Metal	39	3/2019	USD	5,816,772	(32,543)
LME Copper Base Metal	49	3/2019	USD	7,317,231	(96,351)
LME Copper Base Metal	52	3/2019	USD	7,760,675	(320,099)
LME Nickel Base Metal	1	3/2019	USD	64,063	(1,114)
LME Nickel Base Metal	1	3/2019	USD	64,021	(1,650)
LME Nickel Base Metal	1	3/2019	USD	64,140	(783)
LME Nickel Base Metal	1	3/2019	USD	64,058	(1,105)
LME Nickel Base Metal	2	3/2019	USD	128,029	(3,026)
LME Nickel Base Metal	2	3/2019	USD	128,168	(3,897)
LME Nickel Base Metal	2	3/2019	USD	128,105	(1,464)
LME Nickel Base Metal	2	3/2019	USD	128,015	(5,720)
LME Nickel Base Metal	3	3/2019	USD	192,141	(2,988)
LME Nickel Base Metal	4	3/2019	USD	256,005	(14,200)
LME Nickel Base Metal	25	3/2019	USD	1,602,225	(47,834)
LME Zinc Base Metal	1	3/2019	USD	61,692	(590)
LME Zinc Base Metal	1	3/2019	USD	61,781	(1,697)
LME Zinc Base Metal	1	3/2019	USD	61,675	222
LME Zinc Base Metal	1	3/2019	USD	61,679	(1,036)
LME Zinc Base Metal	2	3/2019	USD	123,600	(3,376)
LME Zinc Base Metal	2	3/2019	USD	123,595	(3,028)
LME Zinc Base Metal	2	3/2019	USD	123,594	(5,460)
LME Zinc Base Metal	2	3/2019	USD	123,586	(7,743)
LME Zinc Base Metal	2	3/2019	USD	123,583	(6,292)
LME Zinc Base Metal	3	3/2019	USD	185,376	(8,532)
LME Zinc Base Metal	3	3/2019	USD	185,388	(8,082)
LME Zinc Base Metal	4	3/2019	USD	247,163	(12,011)
LME Zinc Base Metal	5	3/2019	USD	308,978	(15,016)
LME Zinc Base Metal	27	3/2019	USD	1,667,588	(67,553)
Palladium	11	3/2019	USD	1,316,920	76,011
Russell 2000 E-Mini Index	689	3/2019	USD	46,473,049	(2,056,523)
Silver	194	3/2019	USD	15,073,800	931,092
TOPIX Index	244	3/2019	JPY	33,247,935	(1,778,998)
3 Month Euro Euribor	612	6/2019	EUR	175,808,116	(1,292)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
3 Month Euroswiss	3	6/2019	CHF	$ 768,542	$ 71
3 Month Sterling	1,628	6/2019	GBP	256,761,344	32,340
ASX 90 Day Bank Accepted Bill	1,503	6/2019	AUD	1,053,675,631	104,121
3 Month Euro Euribor	697	9/2019	EUR	200,195,963	24,357
3 Month Euroswiss	7	9/2019	CHF	1,793,087	454
3 Month Sterling	1,647	9/2019	GBP	259,639,861	58,375
ASX 90 Day Bank Accepted Bill	1,507	9/2019	AUD	1,056,557,608	263,892
3 Month Euro Euribor	678	12/2019	EUR	194,690,133	83,020
3 Month Euroswiss	9	12/2019	CHF	2,304,024	(82)
3 Month Sterling	1,236	12/2019	GBP	194,739,819	78,272
ASX 90 Day Bank Accepted Bill	1,149	12/2019	AUD	805,583,601	281,431
3 Month Euro Euribor	378	3/2020	EUR	108,511,574	151,397
3 Month Sterling	20	3/2020	GBP	3,150,333	465
3 Month Euro Euribor	374	6/2020	EUR	107,309,740	172,254
3 Month Sterling	21	6/2020	GBP	3,306,679	761
3 Month Euro Euribor	337	9/2020	EUR	96,640,444	149,397
3 Month Eurodollar	3	9/2020	USD	731,588	116
3 Month Sterling	20	9/2020	GBP	3,148,103	674
3 Month Euro Euribor	190	12/2020	EUR	54,453,056	66,788
3 Month Eurodollar	6	12/2020	USD	1,462,950	259
3 Month Sterling	20	12/2020	GBP	3,147,147	887

					(3,802,839)

Short Contracts
Brent Crude Oil	(132)	1/2019	USD	(7,101,600)	839,280
FTSE Bursa Malaysia KLCI Index	(26)	1/2019	MYR	(532,111)	(4,082)
LME Aluminum Base Metal	(4)	1/2019	USD	(182,622)	15,802
LME Aluminum Base Metal	(4)	1/2019	USD	(182,776)	16,642
LME Aluminum Base Metal	(5)	1/2019	USD	(228,519)	18,653
LME Aluminum Base Metal	(6)	1/2019	USD	(274,281)	21,126
LME Copper Base Metal	(1)	1/2019	USD	(148,858)	6,580
LME Copper Base Metal	(1)	1/2019	USD	(149,023)	1,836
LME Copper Base Metal	(1)	1/2019	USD	(149,013)	5,910
LME Copper Base Metal	(2)	1/2019	USD	(297,671)	11,876
LME Copper Base Metal	(3)	1/2019	USD	(447,022)	19,319
LME Copper Base Metal	(6)	1/2019	USD	(893,412)	30,036
LME Copper Base Metal	(7)	1/2019	USD	(1,042,934)	53,421
LME Copper Base Metal	(11)	1/2019	USD	(1,638,725)	61,597
LME Copper Base Metal	(11)	1/2019	USD	(1,638,313)	64,030
LME Copper Base Metal	(16)	1/2019	USD	(2,384,244)	57,940
LME Copper Base Metal	(28)	1/2019	USD	(4,164,916)	260,484
LME Copper Base Metal	(36)	1/2019	USD	(5,362,524)	306,120
LME Copper Base Metal	(42)	1/2019	USD	(6,255,375)	291,831
LME Copper Base Metal	(43)	1/2019	USD	(6,401,829)	345,606
LME Copper Base Metal	(52)	1/2019	USD	(7,733,699)	443,437
LME Nickel Base Metal	(1)	1/2019	USD	(63,806)	7,053
LME Nickel Base Metal	(1)	1/2019	USD	(63,812)	6,875
LME Nickel Base Metal	(1)	1/2019	USD	(63,784)	7,530
LME Nickel Base Metal	(2)	1/2019	USD	(127,635)	12,298
LME Zinc Base Metal	(1)	1/2019	USD	(61,938)	5,012
LME Zinc Base Metal	(1)	1/2019	USD	(61,913)	4,835
LME Zinc Base Metal	(1)	1/2019	USD	(62,863)	3,522
LME Zinc Base Metal	(1)	1/2019	USD	(62,663)	2,264
LME Zinc Base Metal	(1)	1/2019	USD	(62,163)	3,998
LME Zinc Base Metal	(1)	1/2019	USD	(62,000)	3,872

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(1)	1/2019	USD	$ (61,888)	$ 3,035
LME Zinc Base Metal	(1)	1/2019	USD	(61,888)	1,406
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	8,119
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	7,219
MSCI Singapore Index	(121)	1/2019	SGD	(3,033,545)	(19,489)
MSCI Taiwan Index	(136)	1/2019	USD	(4,887,840)	(101,849)
NY Harbor ULSD	(26)	1/2019	USD	(1,833,905)	123,968
RBOB Gasoline	(40)	1/2019	USD	(2,187,528)	245,803
SGX FTSE China A50 Index	(197)	1/2019	USD	(2,051,263)	2,767
WTI Crude Oil	(195)	1/2019	USD	(8,854,949)	1,168,204
Lean Hogs	(23)	2/2019	USD	(560,970)	11,627
Live Cattle	(45)	2/2019	USD	(2,229,750)	(67,118)
LME Aluminum Base Metal	(2)	2/2019	USD	(91,943)	4,951
LME Aluminum Base Metal	(2)	2/2019	USD	(91,922)	4,832
LME Aluminum Base Metal	(2)	2/2019	USD	(91,835)	5,871
LME Aluminum Base Metal	(2)	2/2019	USD	(91,813)	5,780
LME Aluminum Base Metal	(3)	2/2019	USD	(137,948)	6,944
LME Aluminum Base Metal	(4)	2/2019	USD	(183,625)	10,292
LME Aluminum Base Metal	(5)	2/2019	USD	(228,808)	18,390
LME Aluminum Base Metal	(5)	2/2019	USD	(228,856)	17,307
LME Aluminum Base Metal	(5)	2/2019	USD	(229,145)	14,451
LME Aluminum Base Metal	(5)	2/2019	USD	(229,194)	13,390
LME Aluminum Base Metal	(5)	2/2019	USD	(229,483)	12,948
LME Aluminum Base Metal	(5)	2/2019	USD	(229,243)	13,331
LME Aluminum Base Metal	(10)	2/2019	USD	(457,905)	36,354
LME Aluminum Base Metal	(10)	2/2019	USD	(458,580)	26,356
LME Aluminum Base Metal	(12)	2/2019	USD	(548,676)	45,650
LME Copper Base Metal	(1)	2/2019	USD	(149,142)	6,005
LME Copper Base Metal	(1)	2/2019	USD	(149,128)	2,719
LME Copper Base Metal	(2)	2/2019	USD	(298,227)	13,442
LME Copper Base Metal	(2)	2/2019	USD	(298,298)	8,121
LME Copper Base Metal	(2)	2/2019	USD	(298,063)	14,733
LME Copper Base Metal	(2)	2/2019	USD	(298,143)	11,851
LME Copper Base Metal	(2)	2/2019	USD	(298,213)	13,257
LME Copper Base Metal	(2)	2/2019	USD	(298,438)	13,707
LME Copper Base Metal	(3)	2/2019	USD	(447,581)	18,910
LME Copper Base Metal	(7)	2/2019	USD	(1,043,445)	47,185
LME Copper Base Metal	(9)	2/2019	USD	(1,341,788)	34,367
LME Copper Base Metal	(10)	2/2019	USD	(1,491,563)	60,213
LME Copper Base Metal	(26)	2/2019	USD	(3,877,738)	125,481
LME Nickel Base Metal	(1)	2/2019	USD	(63,939)	2,040
LME Nickel Base Metal	(1)	2/2019	USD	(63,969)	648
LME Nickel Base Metal	(1)	2/2019	USD	(63,845)	6,751
LME Nickel Base Metal	(1)	2/2019	USD	(63,850)	7,262
LME Nickel Base Metal	(1)	2/2019	USD	(63,927)	3,393
LME Nickel Base Metal	(1)	2/2019	USD	(63,963)	1,049
LME Nickel Base Metal	(1)	2/2019	USD	(63,894)	3,877
LME Nickel Base Metal	(1)	2/2019	USD	(63,933)	2,538
LME Nickel Base Metal	(2)	2/2019	USD	(127,777)	9,365
LME Nickel Base Metal	(2)	2/2019	USD	(127,843)	7,148
LME Nickel Base Metal	(2)	2/2019	USD	(127,766)	8,799
LME Nickel Base Metal	(3)	2/2019	USD	(191,468)	21,070
LME Nickel Base Metal	(3)	2/2019	USD	(191,699)	14,095
LME Nickel Base Metal	(4)	2/2019	USD	(255,445)	23,163
LME Nickel Base Metal	(6)	2/2019	USD	(383,850)	9,726

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(1)	2/2019	USD	$ (61,888)	$ 2,831
LME Zinc Base Metal	(1)	2/2019	USD	(61,888)	2,235
LME Zinc Base Metal	(1)	2/2019	USD	(61,888)	867
LME Zinc Base Metal	(1)	2/2019	USD	(61,888)	240
LME Zinc Base Metal	(1)	2/2019	USD	(61,788)	(753)
LME Zinc Base Metal	(1)	2/2019	USD	(61,788)	634
LME Zinc Base Metal	(1)	2/2019	USD	(61,888)	3,810
LME Zinc Base Metal	(2)	2/2019	USD	(123,650)	5,470
LME Zinc Base Metal	(2)	2/2019	USD	(123,713)	4,274
LME Zinc Base Metal	(2)	2/2019	USD	(123,775)	2,224
LME Zinc Base Metal	(2)	2/2019	USD	(123,775)	571
LME Zinc Base Metal	(2)	2/2019	USD	(123,775)	1,974
LME Zinc Base Metal	(5)	2/2019	USD	(309,438)	9,467
LME Zinc Base Metal	(6)	2/2019	USD	(371,325)	2,014
Low Sulphur Gasoil	(174)	2/2019	USD	(8,895,749)	464,994
Sugar No. 11	(142)	2/2019	USD	(1,913,251)	105,920
3 Month Canadian Bankers Acceptance	(94)	3/2019	CAD	(16,826,288)	(46,844)
3 Month Eurodollar	(314)	3/2019	USD	(76,372,649)	(122,006)
Canada 10 Year Bond	(1,078)	3/2019	CAD	(107,997,406)	(3,410,953)
Coffee ‘C’	(23)	3/2019	USD	(878,456)	77,839
Copper	(72)	3/2019	USD	(4,735,800)	124,724
Cotton No. 2	(26)	3/2019	USD	(938,600)	72,848
DAX Index	(288)	3/2019	EUR	(87,126,036)	1,696,877
DJIA CBOT E-Mini Index	(26)	3/2019	USD	(3,024,840)	159,785
EURO STOXX 50 Index	(473)	3/2019	EUR	(16,117,287)	244,574
Euro-Bund	(12)	3/2019	EUR	(2,248,511)	(10,844)
FTSE/JSE Top 40 Index	(562)	3/2019	ZAR	(18,381,647)	(542,886)
Japan 10 Year Bond	(13)	3/2019	JPY	(18,085,305)	(12,918)
KC HRW Wheat	(45)	3/2019	USD	(1,099,688)	27,112
KOSPI 200 Index	(306)	3/2019	KRW	(17,962,896)	15,995
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	435
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	1,510
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	1,597
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	(378)
LME Aluminum Base Metal	(1)	3/2019	USD	(46,189)	1,859
LME Aluminum Base Metal	(2)	3/2019	USD	(92,248)	4,447
LME Aluminum Base Metal	(2)	3/2019	USD	(92,270)	4,025
LME Aluminum Base Metal	(2)	3/2019	USD	(92,357)	4,088
LME Aluminum Base Metal	(3)	3/2019	USD	(138,339)	6,965
LME Aluminum Base Metal	(3)	3/2019	USD	(138,176)	8,603
LME Aluminum Base Metal	(3)	3/2019	USD	(138,143)	7,373
LME Aluminum Base Metal	(3)	3/2019	USD	(138,110)	9,831
LME Aluminum Base Metal	(4)	3/2019	USD	(184,104)	14,109
LME Aluminum Base Metal	(6)	3/2019	USD	(276,612)	15,521
LME Aluminum Base Metal	(91)	3/2019	USD	(4,204,200)	249,119
LME Copper Base Metal	(1)	3/2019	USD	(149,224)	4,811
LME Copper Base Metal	(1)	3/2019	USD	(149,171)	(127)
LME Copper Base Metal	(1)	3/2019	USD	(149,288)	908
LME Copper Base Metal	(1)	3/2019	USD	(149,137)	1,638
LME Copper Base Metal	(1)	3/2019	USD	(149,125)	687
LME Copper Base Metal	(1)	3/2019	USD	(149,273)	4,274
LME Copper Base Metal	(1)	3/2019	USD	(149,194)	993
LME Copper Base Metal	(2)	3/2019	USD	(298,527)	7,655
LME Copper Base Metal	(5)	3/2019	USD	(745,976)	40,407
LME Copper Base Metal	(11)	3/2019	USD	(1,642,110)	59,644

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Copper Base Metal	(12)	3/2019	USD	$ (1,790,574)	$ 38,560
LME Copper Base Metal	(39)	3/2019	USD	(5,816,772)	26,095
LME Copper Base Metal	(49)	3/2019	USD	(7,317,231)	91,507
LME Copper Base Metal	(124)	3/2019	USD	(18,506,224)	256,063
LME Nickel Base Metal	(1)	3/2019	USD	(64,140)	122
LME Nickel Base Metal	(1)	3/2019	USD	(64,063)	884
LME Nickel Base Metal	(1)	3/2019	USD	(64,021)	1,796
LME Nickel Base Metal	(1)	3/2019	USD	(64,058)	1,253
LME Nickel Base Metal	(2)	3/2019	USD	(128,015)	5,659
LME Nickel Base Metal	(2)	3/2019	USD	(128,029)	3,487
LME Nickel Base Metal	(2)	3/2019	USD	(128,105)	1,550
LME Nickel Base Metal	(2)	3/2019	USD	(128,168)	3,527
LME Nickel Base Metal	(3)	3/2019	USD	(192,141)	2,970
LME Nickel Base Metal	(4)	3/2019	USD	(256,005)	15,910
LME Nickel Base Metal	(29)	3/2019	USD	(1,858,581)	60,312
LME Zinc Base Metal	(1)	3/2019	USD	(61,675)	(363)
LME Zinc Base Metal	(1)	3/2019	USD	(61,692)	328
LME Zinc Base Metal	(1)	3/2019	USD	(61,781)	1,641
LME Zinc Base Metal	(1)	3/2019	USD	(61,679)	295
LME Zinc Base Metal	(2)	3/2019	USD	(123,600)	3,144
LME Zinc Base Metal	(2)	3/2019	USD	(123,595)	2,701
LME Zinc Base Metal	(2)	3/2019	USD	(123,594)	5,676
LME Zinc Base Metal	(2)	3/2019	USD	(123,586)	7,834
LME Zinc Base Metal	(2)	3/2019	USD	(123,583)	6,711
LME Zinc Base Metal	(3)	3/2019	USD	(185,388)	8,066
LME Zinc Base Metal	(3)	3/2019	USD	(185,376)	7,778
LME Zinc Base Metal	(4)	3/2019	USD	(247,163)	12,675
LME Zinc Base Metal	(5)	3/2019	USD	(308,978)	14,634
LME Zinc Base Metal	(34)	3/2019	USD	(2,099,925)	31,691
Long Gilt	(744)	3/2019	GBP	(116,802,403)	(468,134)
MEX BOLSA Index	(228)	3/2019	MXN	(4,847,092)	(8,744)
MSCI EAFE E-Mini Index	(3)	3/2019	USD	(257,400)	5,754
MSCI Emerging Markets E-Mini Index	(54)	3/2019	USD	(2,610,360)	(19,964)
NASDAQ 100 E-Mini Index	(26)	3/2019	USD	(3,293,290)	201,765
Nikkei 225 Index	(45)	3/2019	JPY	(8,211,303)	406,620
S&P 500 E-Mini Index	(2,143)	3/2019	USD	(268,432,179)	7,641,218
S&P Midcap 400 E-Mini Index	(10)	3/2019	USD	(1,662,200)	71,996
S&P/TSX 60 Index	(55)	3/2019	CAD	(6,907,633)	102,788
SET50 Index	(285)	3/2019	THB	(1,825,891)	9,697
Soybean	(132)	3/2019	USD	(5,907,000)	191,940
Soybean Oil	(4)	3/2019	USD	(66,840)	(64)
SPI 200 Index	(202)	3/2019	AUD	(19,780,295)	(137,430)
U.S. Treasury 10 Year Note	(41)	3/2019	USD	(5,002,640)	(60,391)
U.S. Treasury 10 Year Note	(1,100)	3/2019	USD	(134,217,187)	(1,562,228)
U.S. Treasury 2 Year Note	(620)	3/2019	USD	(131,633,749)	(847,920)
U.S. Treasury 5 Year Note	(170)	3/2019	USD	(19,496,874)	(241,673)
U.S. Treasury Long Bond	(34)	3/2019	USD	(4,964,000)	(221,449)
U.S. Treasury Ultra Bond	(46)	3/2019	USD	(7,390,188)	(390,401)
Wheat	(20)	3/2019	USD	(503,250)	5,778
Platinum	(18)	4/2019	USD	(720,540)	(3,171)
3 Month Canadian Bankers Acceptance	(312)	6/2019	CAD	(55,857,529)	(171,005)
3 Month Eurodollar	(1,323)	6/2019	USD	(321,869,362)	(1,087,852)
3 Month Canadian Bankers Acceptance	(328)	9/2019	CAD	(58,719,015)	(216,347)
3 Month Eurodollar	(1,251)	9/2019	USD	(304,430,849)	(1,412,736)
3 Month Canadian Bankers Acceptance	(250)	12/2019	CAD	(44,753,057)	(131,817)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
3 Month Eurodollar	(964)	12/2019	USD	$ (234,613,499)	$ (949,208)
3 Month Eurodollar	(3)	3/2020	USD	(730,838)	(5,536)
3 Month Eurodollar	(2)	6/2020	USD	(487,525)	(4,049)

					5,676,169

					$1,873,330

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	350,000	USD	89,613	CITI**	3/20/2019	$181
BRL	525,000	USD	134,420	JPMC**	3/20/2019	271
CHF	9,576,800	USD	9,722,411	CITI	3/20/2019	91,443
CHF	14,365,200	USD	14,583,178	JPMC	3/20/2019	137,599
CNY	7,624,400	USD	1,103,150	CITI**	3/20/2019	6,706
CNY	11,436,600	USD	1,654,727	JPMC**	3/20/2019	10,057
COP	353,306,800	USD	107,888	CITI**	3/20/2019	509
COP	529,960,200	USD	161,832	JPMC**	3/20/2019	763
CZK	167,600,000	USD	7,337,064	CITI	3/20/2019	141,167
CZK	251,400,000	USD	11,005,610	JPMC	3/20/2019	211,737
EUR	30,932,800	USD	35,522,366	CITI	3/20/2019	147,656
EUR	46,399,200	USD	53,280,625	JPMC	3/20/2019	224,411
GBP	1,840,400	USD	2,334,194	CITI	3/20/2019	20,314
GBP	2,670,600	USD	3,386,891	JPMC	3/20/2019	29,730
HUF	715,494,800	USD	2,535,119	CITI	3/20/2019	31,986
HUF	1,073,242,200	USD	3,802,679	JPMC	3/20/2019	47,974
IDR	21,568,525,600	USD	1,465,309	CITI**	3/20/2019	17,182
IDR	32,352,788,400	USD	2,197,948	JPMC**	3/20/2019	25,788
ILS	613,600	USD	164,662	CITI	3/20/2019	423
ILS	920,400	USD	246,991	JPMC	3/20/2019	633
INR	768,851,200	USD	10,789,489	CITI**	3/20/2019	173,667
INR	1,153,276,800	USD	16,184,492	JPMC**	3/20/2019	260,244
JPY	8,417,583,200	USD	75,868,736	CITI	3/20/2019	1,406,259
JPY	12,626,374,800	USD	113,803,040	JPMC	3/20/2019	2,109,455
KRW	1,860,507,500	USD	1,661,832	CITI**	3/20/2019	13,275
KRW	2,790,761,250	USD	2,492,751	JPMC**	3/20/2019	19,908
MXN	1,033,206,804	USD	49,907,813	CITI	3/20/2019	2,045,231
MXN	1,549,810,196	USD	74,861,814	JPMC	3/20/2019	3,067,754
PHP	51,422,000	USD	972,848	CITI**	3/20/2019	2,822
PHP	77,133,000	USD	1,459,274	JPMC**	3/20/2019	4,232
PLN	39,880,800	USD	10,582,759	CITI	3/20/2019	92,961
PLN	59,821,200	USD	15,874,156	JPMC	3/20/2019	139,421
SEK	148,141,200	USD	16,555,970	CITI	3/20/2019	261,759
SEK	222,211,800	USD	24,834,472	JPMC	3/20/2019	392,124
SGD	13,268,000	USD	9,698,086	CITI	3/20/2019	53,722
SGD	19,902,000	USD	14,546,934	JPMC	3/20/2019	80,779
THB	26,305,600	USD	800,101	CITI	3/20/2019	9,466
THB	39,458,400	USD	1,200,151	JPMC	3/20/2019	14,198
TWD	90,242,400	USD	2,951,739	CITI**	3/20/2019	19,481

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
TWD	135,363,600	USD	4,427,615	JPMC**	3/20/2019	$ 29,216
USD	30,557,813	AUD	42,236,800	CITI	3/20/2019	769,453
USD	45,833,743	AUD	63,355,200	JPMC	3/20/2019	1,151,202
USD	15,130,314	BRL	58,154,000	CITI**	3/20/2019	210,689
USD	22,695,443	BRL	87,231,000	JPMC**	3/20/2019	316,005
USD	49,886,480	CAD	66,935,195	CITI	3/20/2019	769,448
USD	74,829,679	CAD	100,402,805	JPMC	3/20/2019	1,154,121
USD	146,369	CHF	142,400	CITI	3/20/2019	444
USD	219,553	CHF	213,600	JPMC	3/20/2019	666
USD	9,107,572	CLP	6,158,217,168	CITI**	3/20/2019	226,653
USD	13,661,341	CLP	9,237,325,752	JPMC**	3/20/2019	339,963
USD	850,004	COP	2,760,197,769	CITI**	3/20/2019	3,159
USD	1,275,004	COP	4,140,296,655	JPMC**	3/20/2019	4,736
USD	10,443,555	EUR	9,045,600	CITI	3/20/2019	12,661
USD	15,665,313	EUR	13,568,400	JPMC	3/20/2019	18,972
USD	31,905,098	GBP	24,796,400	CITI	3/20/2019	181,931
USD	49,105,286	GBP	38,169,600	JPMC	3/20/2019	273,176
USD	2,239,569	HKD	17,477,700	CITI	3/20/2019	2,486
USD	3,359,350	HKD	26,216,550	JPMC	3/20/2019	3,725
USD	364,068	IDR	5,269,347,157	CITI**	3/20/2019	1,885
USD	546,101	IDR	7,904,020,735	JPMC**	3/20/2019	2,827
USD	24,512,283	ILS	90,492,000	CITI	3/20/2019	166,208
USD	36,768,379	ILS	135,738,001	JPMC	3/20/2019	249,266
USD	6,309,586	KRW	6,993,509,402	CITI**	3/20/2019	12,987
USD	9,464,366	KRW	10,490,264,105	JPMC**	3/20/2019	19,467
USD	17,551,741	NOK	149,210,000	CITI	3/20/2019	236,456
USD	26,327,579	NOK	223,815,001	JPMC	3/20/2019	354,653
USD	4,668,427	NZD	6,878,400	CITI	3/20/2019	45,444
USD	7,002,309	NZD	10,317,600	JPMC	3/20/2019	67,833
USD	43,841	PHP	2,308,400	CITI**	3/20/2019	41
USD	65,761	PHP	3,462,600	JPMC**	3/20/2019	62
USD	89,444	PLN	333,600	CITI	3/20/2019	143
USD	134,166	PLN	500,400	JPMC	3/20/2019	214
USD	4,701,522	ZAR	66,983,600	CITI	3/20/2019	88,371
USD	7,062,676	ZAR	100,475,400	JPMC	3/20/2019	142,947

Total unrealized appreciation						18,170,798

AUD	96,436,000	USD	70,171,037	CITI	3/20/2019	(2,157,590)
AUD	144,654,000	USD	105,258,965	JPMC	3/20/2019	(3,238,795)
BRL	372,000	USD	96,546	CITI**	3/20/2019	(1,107)
BRL	558,000	USD	144,818	JPMC**	3/20/2019	(1,661)
CAD	118,028,199	USD	89,082,926	CITI	3/20/2019	(2,473,857)
CAD	177,004,801	USD	133,595,439	JPMC	3/20/2019	(3,709,353)
CLP	3,795,100,400	USD	5,661,593	CITI**	3/20/2019	(188,581)
CLP	5,692,650,600	USD	8,492,395	JPMC**	3/20/2019	(282,883)
COP	1,785,332,000	USD	557,362	CITI**	3/20/2019	(9,613)
COP	2,677,998,000	USD	836,048	JPMC**	3/20/2019	(14,420)
EUR	7,860,000	USD	9,071,813	CITI	3/20/2019	(8,087)
EUR	11,790,000	USD	13,607,736	JPMC	3/20/2019	(12,148)
GBP	22,568,398	USD	29,004,287	CITI	3/20/2019	(131,509)
GBP	33,852,604	USD	43,506,497	JPMC	3/20/2019	(197,316)
HKD	126,102,600	USD	16,163,083	CITI	3/20/2019	(22,402)
HKD	189,153,900	USD	24,244,590	JPMC	3/20/2019	(33,568)
IDR	9,715,318,400	USD	671,092	CITI**	3/20/2019	(3,319)
IDR	14,572,977,600	USD	1,006,638	JPMC**	3/20/2019	(4,979)
ILS	3,494,400	USD	946,987	CITI	3/20/2019	(6,851)
ILS	5,241,600	USD	1,420,484	JPMC	3/20/2019	(10,276)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
KRW	993,253,300	USD	896,880	CITI**	3/20/2019	$ (2,606)
KRW	1,489,879,950	USD	1,345,323	JPMC**	3/20/2019	(3,910)
MXN	6,858,800	USD	345,091	CITI	3/20/2019	(208)
MXN	10,288,200	USD	517,638	JPMC	3/20/2019	(313)
NOK	54,309,200	USD	6,392,924	CITI	3/20/2019	(90,537)
NOK	81,463,800	USD	9,589,400	JPMC	3/20/2019	(135,817)
NZD	107,583,600	USD	73,838,636	CITI	3/20/2019	(1,531,525)
NZD	161,375,398	USD	110,758,089	JPMC	3/20/2019	(2,297,426)
TWD	3,521,200	USD	115,944	CITI**	3/20/2019	(9)
TWD	5,281,800	USD	173,916	JPMC**	3/20/2019	(13)
USD	14,942,442	BRL	58,519,600	CITI**	3/20/2019	(70,980)
USD	22,413,634	BRL	87,779,400	JPMC**	3/20/2019	(106,498)
USD	93,642,925	CHF	92,207,602	CITI	3/20/2019	(847,058)
USD	140,464,207	CHF	138,311,398	JPMC	3/20/2019	(1,270,762)
USD	64,455	CLP	44,778,000	CITI**	3/20/2019	(121)
USD	96,682	CLP	67,167,000	JPMC**	3/20/2019	(182)
USD	14,637,760	CNY	101,829,660	CITI**	3/20/2019	(185,209)
USD	21,956,613	CNY	152,744,490	JPMC**	3/20/2019	(277,841)
USD	36,752	COP	121,130,800	CITI**	3/20/2019	(412)
USD	55,127	COP	181,696,200	JPMC**	3/20/2019	(618)
USD	158,432,451	EUR	138,174,803	CITI	3/20/2019	(903,216)
USD	237,647,266	EUR	207,262,202	JPMC	3/20/2019	(1,356,232)
USD	14,010,766	GBP	11,038,400	CITI	3/20/2019	(111,162)
USD	19,757,008	GBP	15,561,600	JPMC	3/20/2019	(151,657)
USD	464,952	HKD	3,633,300	CITI	3/20/2019	(97)
USD	697,427	HKD	5,449,950	JPMC	3/20/2019	(147)
USD	11,321,066	HUF	3,186,053,594	CITI	3/20/2019	(110,080)
USD	16,981,578	HUF	4,779,080,390	JPMC	3/20/2019	(165,141)
USD	1,131,066	IDR	16,621,335,471	CITI**	3/20/2019	(11,385)
USD	1,696,597	IDR	24,932,003,205	JPMC**	3/20/2019	(17,080)
USD	26,479	ILS	98,800	CITI	3/20/2019	(102)
USD	39,718	ILS	148,200	JPMC	3/20/2019	(154)
USD	2,727,291	INR	195,716,400	CITI**	3/20/2019	(63,457)
USD	4,090,931	INR	293,574,600	JPMC**	3/20/2019	(95,191)
USD	55,879,841	JPY	6,264,737,332	CITI	3/20/2019	(1,631,625)
USD	83,819,657	JPY	9,397,105,994	JPMC	3/20/2019	(2,447,542)
USD	13,609,188	KRW	15,264,434,338	CITI**	3/20/2019	(134,130)
USD	20,413,859	KRW	22,896,651,508	JPMC**	3/20/2019	(201,118)
USD	12,715,380	MXN	261,762,796	CITI	3/20/2019	(446,917)
USD	19,074,762	MXN	392,644,196	JPMC	3/20/2019	(668,683)
USD	10,572,969	NOK	92,182,000	CITI	3/20/2019	(124,420)
USD	15,859,433	NOK	138,273,000	JPMC	3/20/2019	(186,652)
USD	2,358,116	NZD	3,510,000	CITI	3/20/2019	(961)
USD	3,537,170	NZD	5,265,000	JPMC	3/20/2019	(1,445)
USD	717,420	PHP	38,136,400	CITI**	3/20/2019	(6,172)
USD	1,076,128	PHP	57,204,600	JPMC**	3/20/2019	(9,261)
USD	2,095,818	PLN	7,940,800	CITI	3/20/2019	(29,860)
USD	3,143,724	PLN	11,911,200	JPMC	3/20/2019	(44,794)
USD	83,073,025	SEK	744,283,211	CITI	3/20/2019	(1,421,729)
USD	124,609,378	SEK	1,116,424,787	JPMC	3/20/2019	(2,132,750)
USD	1,556,488	SGD	2,128,800	CITI	3/20/2019	(8,153)
USD	2,334,729	SGD	3,193,200	JPMC	3/20/2019	(12,232)
USD	215,044	THB	7,028,400	CITI	3/20/2019	(1,258)
USD	322,566	THB	10,542,600	JPMC	3/20/2019	(1,887)
USD	12,023,947	TWD	367,321,606	CITI**	3/20/2019	(70,074)
USD	18,035,899	TWD	550,982,394	JPMC**	3/20/2019	(105,131)
USD	1,325,352	ZAR	19,361,200	CITI	3/20/2019	(8,053)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	1,988,025	ZAR	29,041,800	JPMC	3/20/2019	$ (12,080)
ZAR	224,541,200	USD	16,037,702	CITI	3/20/2019	(573,577)
ZAR	336,811,803	USD	24,056,585	JPMC	3/20/2019	(860,396)

Total unrealized depreciation						(33,456,361)

Net unrealized depreciation						$(15,285,563)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (0.25%), which is denominated in USD based on the local currencies of the positions within the swap.	14 months maturity 07/25/2019	$914,923	$(22,057)	$(512,309)	$(534,366)

BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-0.35% to 1.25%), which is denominated in GBP based on the local currencies of the positions within the swap.	24-25 months maturity ranging from 09/25/2020 - 11/25/2020	$2,217,048	$(5,451)	$52,733	$47,282

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (1.25%), which is denominated in USD based on the local currencies of the positions within the swap.	24 months maturity 09/25/2020	$1,455,359	$(6,773)	$(58,263)	$(65,036)

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Johannesburg Interbank Agreed Rate (“JIBAR”) plus or minus a specified spread (-0.08%), which is denominated in ZAR based on the local currencies of the positions within the swap.	61 months maturity 10/16/2023	$409,138	$(408,949)	$(189)	$(409,138)

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR plus or minus a specified spread (-0.03% to 0.03%), which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity 05/23/2022	$3,382,338	$106,146	$(3,044)	$103,102

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CDOR plus or minus a specified spread (0.03%), which is denominated in CAD based on the local currencies of the positions within the swap.	61 months maturity 09/07/2023	$4,574,474	$112,513	$(48,010)	$64,503

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the NIBOR plus or minus a specified spread (-0.70% to 0.70%), which is denominated in NOK based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$14,484,635	$631,944	$113,076	$745,020

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-1.00%), which is denominated in JPY based on the local currencies of the positions within the swap.	33 months maturity 01/14/2021	$2,234,088	$479,000	$(41,560)	$437,440

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the STIBOR plus or minus a specified spread (0.35%), which is denominated in SEK based on the local currencies of the positions within the swap.	25-26 months maturity 01/14/2021	$2,629,766	$(63,706)	$(1,295)	$(65,001)

MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread (-0.25%), which is denominated in USD based on the local currencies of the positions within the swap.	24-25 months maturity 07/21/2020	$937,984	$211,072	$(2,216)	$208,856

BANA	The Fund receives the total return on a portfolio of long and short equity and fixed income positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.40%), which is denominated in EUR based on the local currencies of the positions within the swap.	24-25 months maturity ranging from 09/25/2020 - 12/28/2020	$55,127,675	$327,906	$478,252	$806,158

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Convertible Bond
Germany
Bayer Capital Corp. BV, 5.63%, 11/22/2019	$34,000,000	$29,789,660	$970,771	120.4%

	SHARES

Short Positions

Common Stock
Germany
Bayer AG (Registered)	(364,320)	(25,338,015)	(642,865)	(79.7)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.23% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	85 months maturity 12/19/2019	$198,417,983	$(2,610,452)	$(2,621,080)	$(5,231,532)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Australia
BHP Group plc	136,914	$2,893,132	$158,902	(3.0)%
Rio Tinto plc	113,193	5,421,087	69,329	(1.3)

Netherlands
Royal Dutch Shell plc	83,695	2,463,382	(177,151)	3.4

Russia
Evraz plc	685,368	4,196,837	368,329	(7.0)

South Africa
Anglo American plc	222,466	4,974,490	112,136	(2.1)
Investec plc	666,133	3,744,817	(624,084)	11.9

Switzerland
IWG plc	806,309	2,145,517	(276,087)	5.3

United Kingdom
BAE Systems plc	249,562	1,459,653	(440,845)	8.4
Bellway plc	54,216	1,739,493	(397,683)	7.6
BP plc	848,417	5,363,428	(547,130)	10.5
BT Group plc	1,488,984	4,527,399	174,162	(3.3)
Close Brothers Group plc	169,096	3,103,262	95,155	(1.8)
Direct Line Insurance Group plc	443,529	1,802,921	(159,743)	3.1
Dixons Carphone plc	1,558,095	2,386,400	(2,109,548)	40.3
Drax Group plc	379,996	1,738,450	(82,222)	1.6
Inchcape plc	510,120	3,589,603	(863,087)	16.5
Intermediate Capital Group plc	293,017	3,495,171	1,033,828	(19.8)
Man Group plc	1,781,042	3,017,629	(864,572)	16.5
Moneysupermarket.com Group plc	552,718	1,940,578	(125,232)	2.4
National Grid plc	250,082	2,446,633	(180,355)	3.4
Persimmon plc	125,940	3,101,374	(940,269)	18.0
Royal Mail plc	651,988	2,262,977	(1,219,406)	23.3
Smith & Nephew plc	386,920	7,242,627	583,401	(11.2)
Spectris plc	47,126	1,369,524	(3,855)	0.1
Standard Life Aberdeen plc	459,458	1,504,425	(757,678)	14.5
Tate & Lyle plc	248,653	2,092,346	(90,175)	1.7
Vodafone Group plc	963,136	1,872,616	(115,319)	2.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
Switzerland
Mediclinic International plc	(404,932)	$(1,662,705)	$1,663,938	(31.8	) %

United Arab Emirates
NMC Health plc	(37,564)	(1,311,030)	237,695	(4.5)

United Kingdom
Admiral Group plc	(129,893)	(3,389,387)	160,415	(3.1)
Aggreko plc	(426,315)	(3,974,947)	911,499	(17.4)
Auto Trader Group plc	(439,945)	(2,553,174)	(603,000)	11.5
Babcock International Group plc	(457,497)	(2,853,538)	1,165,200	(22.3)
Capita plc	(1,504,713)	(2,157,216)	312,115	(6.0)
Greene King plc	(469,143)	(3,158,161)	148,747	(2.8)
Hargreaves Lansdown plc	(357,963)	(8,442,553)	(2,655,095)	50.8
International Consolidated Airlines Group SA	(242,927)	(1,916,094)	65,123	(1.2)
J Sainsbury plc	(548,000)	(1,852,515)	(113,692)	2.2
John Wood Group plc	(1,211,738)	(7,796,269)	2,347,421	(44.9)
Just Eat plc	(269,752)	(2,017,284)	493,512	(9.4)
Legal & General Group plc	(705,456)	(2,078,534)	194,373	(3.7)
Merlin Entertainments plc	(1,023,860)	(4,147,217)	457,921	(8.8)
Micro Focus International plc	(563,632)	(9,874,057)	(1,055,045)	20.2
Pearson plc	(167,581)	(2,007,603)	(471,513)	9.0
Petrofac Ltd.	(323,818)	(1,965,624)	88,943	(1.7)
Rentokil Initial plc	(330,923)	(1,423,630)	(33,236)	0.6
Rightmove plc	(458,747)	(2,528,199)	(24,943)	0.5
Rotork plc	(472,331)	(1,491,468)	(36,982)	0.7
Spirax-Sarco Engineering plc	(22,532)	(1,793,455)	(353,080)	6.7
Weir Group plc (The)	(104,777)	(1,735,029)	844,033	(16.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread (-0.05% to 0.04%), which is denominated in EUR based on the local currencies of the positions within the swap.	85 months maturity 12/19/2019	$77,736,092	$(299,135)	$300,034	$899

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
France
Aeroports de Paris	3,550	$673,177	$(95,943)	(10672.2)%
Air France-KLM	165,723	1,799,709	(267,826)	(29791.5)
Airbus SE	5,202	495,958	(32,892)	(3658.7)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
France (continued)
Alstom SA	13,421	$542,134	$(46,836)	(5209.8	) %
Amundi SA	5,294	279,899	(32,965)	(3666.9)
Atos SE	27,108	2,221,111	(815,414)	(90702.3)
BNP Paribas SA	10,237	462,311	(63,572)	(7071.4)
Casino Guichard Perrachon SA	5,685	236,742	(27,993)	(3113.8)
Cie Generale des Etablissements Michelin SCA	2,689	264,670	(18,273)	(2032.6)
CNP Assurances	78,049	1,656,709	76,035	8457.7
Dassault Systemes SE	2,320	275,569	(20,997)	(2335.6)
Electricite de France SA	25,538	404,187	(37,462)	(4167.1)
Engie SA	153,110	2,199,875	(154,762)	(17214.9)
Eutelsat Communications SA	58,059	1,143,830	(47,792)	(5316.1)
Faurecia SA	73,799	2,784,534	(1,290,055)	(143498.9)
Hermes International	774	430,004	(5,806)	(645.8)
Ipsen SA	8,266	1,069,511	(133,406)	(14839.4)
Kering SA	805	377,117	17,193	1912.5
Lagardere SCA	33,634	848,766	(56,851)	(6323.8)
Natixis SA	65,178	307,411	(110,087)	(12245.5)
Orange SA	25,031	405,647	(18,665)	(2076.2)
Peugeot SA	462,622	9,866,716	(502,782)	(55926.8)
Renault SA	31,603	1,968,651	(994,131)	(110581.9)
Sanofi	10,899	945,487	(24,663)	(2743.4)
Teleperformance	14,681	2,348,518	478,756	53254.3
Thales SA	10,161	1,187,386	167,402	18620.9
TOTAL SA	15,937	840,599	(103,452)	(11507.5)
Ubisoft Entertainment SA	12,383	997,599	(174,754)	(19438.7)

Luxembourg
SES SA	62,397	1,194,660	(160,299)	(17830.8)

Short Positions

Common Stock
France
Altran Technologies SA	(189,189)	(1,520,536)	196,376	21843.8
Bollore SA	(438,720)	(1,758,941)	(144,449)	(16067.7)
Bureau Veritas SA	(24,227)	(493,683)	21,992	2446.3
Capgemini SE	(3,140)	(312,320)	61,286	6817.1
Carrefour SA	(36,478)	(623,297)	34,106	3793.8
Cie de Saint-Gobain	(13,343)	(442,941)	87,008	9678.3
Edenred	(61,145)	(2,251,907)	(961,505)	(106952.7)
Elior Group SA	(34,786)	(520,508)	(3,184)	(354.2)
Getlink SE	(228,413)	(3,069,266)	(650,590)	(72368.2)
Iliad SA	(62,067)	(8,710,640)	2,769,926	308111.9
Ingenico Group SA	(54,146)	(3,071,565)	1,142,142	127045.8
JCDecaux SA	(73,773)	(2,072,665)	355,951	39594.1
L’Oreal SA	(1,668)	(381,679)	(20,253)	(2252.8)
LVMH Moet Hennessy Louis Vuitton SE	(1,680)	(491,864)	13,126	1460.1
Remy Cointreau SA	(42,389)	(4,804,733)	(1,086,052)	(120806.7)
Societe BIC SA	(4,791)	(489,423)	(52,935)	(5888.2)
Sodexo SA	(3,859)	(395,762)	(10,050)	(1117.9)
SPIE SA	(26,840)	(356,340)	120,237	13374.5
Suez	(70,654)	(934,940)	29,625	3295.3
Valeo SA	(121,602)	(3,546,595)	1,812,624	201626.7

Luxembourg
Eurofins Scientific SE	(4,384)	(1,637,338)	487,167	54189.9

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity and fixed income positions and pays or receives the OBFR plus or minus a specified spread (-0.03% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	61 months maturity 08/02/2023	$38,505,723	$(21,071)	$154,837	$133,766

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Convertible Bond
China
Mandatory Exchangeable Trust, 5.75%, 06/01/2019	$125,000	$19,291,250	$(7,052,500)	(5272.3)%

Short Positions

Common Stock
China
Alibaba Group Holding Ltd., ADR	(140,180)	(19,214,473)	7,031,429	5256.5

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-1.40% to 0.08%), which is denominated in USD based on the local currencies of the positions within the swap.	44-61 months maturity ranging from 11/22/2021 - 12/20/2023	$842,648,569	$(10,779,924)	$(1,235,370)	$(12,015,294)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
Aflac, Inc.	107,250	$4,886,310	$52,850	(0.4)%
Agilent Technologies, Inc.	68,764	4,638,819	369,748	(3.1)
Alleghany Corp.	7,914	4,932,954	396,810	(3.3)
Allstate Corp. (The)	56,124	4,637,526	(612,075)	5.1
Anadarko Petroleum Corp.	123,393	5,409,549	(2,949,722)	24.5

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
United States (continued)
Archer-Daniels-Midland Co.	194,981	$7,988,372	$(562,113)	4.7%
Ashland Global Holdings, Inc.	62,361	4,425,137	(450,018)	3.7
Biogen, Inc.	15,205	4,575,489	(140,595)	1.2
Bruker Corp.	157,359	4,684,577	(78,679)	0.7
Cabot Corp.	129,018	5,540,033	(2,229,003)	18.6
Celanese Corp.	55,038	4,951,769	(1,217,177)	10.1
ConocoPhillips	136,508	8,511,274	(1,613,778)	13.4
Fidelity National Financial, Inc.	202,970	6,381,377	(1,120,394)	9.3
Gilead Sciences, Inc.	111,616	6,981,581	(674,299)	5.6
Hanover Insurance Group, Inc. (The)	40,203	4,694,504	(178,710)	1.5
Hartford Financial Services Group, Inc. (The)	160,688	7,142,582	(1,178,699)	9.8
Lamb Weston Holdings, Inc.	127,590	9,385,520	918,173	(7.6)
LyondellBasell Industries NV	69,844	5,808,227	(1,643,636)	13.7
Marathon Petroleum Corp.	81,207	4,792,025	(600,713)	5.0
Mondelez International, Inc.	158,486	6,344,195	(237,951)	2.0
Prudential Financial, Inc.	64,651	5,272,289	(1,035,252)	8.6
Reinsurance Group of America, Inc.	40,673	5,703,575	(357,800)	3.0
Tyson Foods, Inc.	160,385	8,564,559	(1,882,232)	15.7
US Foods Holding Corp.	170,657	5,399,587	(518,194)	4.3
Valero Energy Corp.	76,076	5,703,418	(3,230,742)	26.9
Walmart, Inc.	49,798	4,638,684	(70,691)	0.6
WR Grace & Co.	96,770	6,281,341	(646,424)	5.4

Short Positions

Common Stock
United States
Albemarle Corp.	(86,110)	(6,636,498)	1,462,363	(12.2)
Arch Capital Group Ltd.	(182,534)	(4,877,308)	(73,006)	0.6
Brown-Forman Corp.	(98,746)	(4,698,335)	805,107	(6.7)
Campbell Soup Co.	(287,383)	(9,480,765)	1,930,606	(16.1)
Centennial Resource Development, Inc.	(462,513)	(5,096,893)	3,291,268	(27.4)
Chemours Co. (The)	(164,415)	(4,639,791)	855,314	(7.1)
Compass Minerals International, Inc.	(118,898)	(4,956,858)	2,769,729	(23.1)
Crown Holdings, Inc.	(243,686)	(10,130,027)	795,492	(6.6)
Hormel Foods Corp.	(199,141)	(8,499,338)	(1,197,639)	10.0
Kinder Morgan, Inc.	(324,551)	(4,991,594)	458,444	(3.8)
Kraft Heinz Co. (The)	(167,444)	(7,206,790)	2,295,246	(19.1)
Marsh & McLennan Cos., Inc.	(56,695)	(4,521,426)	179,966	(1.5)
McCormick & Co., Inc. (Non-Voting)	(43,297)	(6,028,674)	(1,497,208)	12.5
Mercury General Corp.	(94,259)	(4,874,133)	(412,749)	3.4
PerkinElmer, Inc.	(59,482)	(4,672,311)	(62,445)	0.5
Prestige Consumer Healthcare, Inc.	(160,890)	(4,968,283)	495,131	(4.1)
Primerica, Inc.	(70,237)	(6,862,857)	44,952	(0.4)
Seattle Genetics, Inc.	(141,994)	(8,045,380)	640,923	(5.3)
Sprouts Farmers Market, Inc.	(232,108)	(5,456,859)	(298,421)	2.5
Syneos Health, Inc.	(180,907)	(7,118,690)	733,853	(6.1)
Valvoline, Inc.	(512,330)	(9,913,586)	600,005	(5.0)
Williams Cos., Inc. (The)	(388,468)	(8,565,719)	2,458,806	(20.5)
WR Berkley Corp.	(81,276)	(6,007,109)	203,949	(1.7)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the TIIE plus or minus a specified spread (-0.08% to 0.05%), which is denominated in MXN based on the local currencies of the positions within the swap.	61 months maturity ranging from 04/12/2023 - 11/13/2023	$17,943,723	$(311,504)	$(48,920)	$(360,424)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Mexico
Alfa SAB de CV	444,700	$529,067	$34,537	(9.6)%
Arca Continental SAB de CV	274,900	1,535,526	(198,152)	55.0
Gruma SAB de CV	156,930	1,778,382	(28,456)	7.9
Grupo Mexico SAB de CV	499,600	1,028,093	(438,456)	121.7
Mexichem SAB de CV	630,153	1,601,376	(269,715)	74.8
Promotora y Operadora de Infraestructura SAB de CV	26,766	256,236	(8,234)	2.3
Wal-Mart de Mexico SAB de CV	2,236,900	5,687,936	(32,141)	8.9

Short Positions

Common Stock
Mexico
Alsea SAB de CV	(322,800)	(840,191)	62,930	(17.5)
El Puerto de Liverpool SAB de CV	(129,140)	(829,117)	81,389	(22.6)
Grupo Bimbo SAB de CV	(28,800)	(57,375)	(3,435)	1.0
Grupo Financiero Inbursa SAB de CV	(989,391)	(1,424,294)	112,460	(31.2)
Industrias Penoles SAB de CV	(27,365)	(334,116)	99,456	(27.6)
Infraestructura Energetica Nova SAB de CV	(324,900)	(1,211,364)	235,808	(65.4)
Kimberly-Clark de Mexico SAB de CV	(523,700)	(830,650)	40,505	(11.2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HIBOR or HONIX plus or minus a specified spread (-0.85% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	60-61 months maturity ranging from 04/13/2023 - 12/08/2023	$149,195,916	$(4,243,349)	$(62,538)	$(4,305,887)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
China
ANTA Sports Products Ltd.	588,000	$2,814,968	$182,124	(4.2)%
BAIC Motor Corp. Ltd.	2,334,000	1,234,701	(487,027)	11.3
Beijing Capital International Airport Co. Ltd.	2,066,000	2,192,699	(622,227)	14.5
China Huarong Asset Management Co. Ltd.	8,516,000	1,554,480	(938,329)	21.8
China Longyuan Power Group Corp. Ltd.	1,831,000	1,249,926	(174,792)	4.1
China Medical System Holdings Ltd.	1,514,000	1,413,319	(899,774)	20.9
China Mobile Ltd.	218,000	2,109,498	2	(0.0)
China Petroleum & Chemical Corp.	5,890,000	4,198,451	(1,093,739)	25.4
China Resources Cement Holdings Ltd.	2,468,000	2,225,482	(404,402)	9.4
China Resources Gas Group Ltd.	522,000	2,068,460	(53,766)	1.2
China Resources Power Holdings Co. Ltd.	1,628,000	3,131,352	202,115	(4.7)
CNOOC Ltd.	892,000	1,373,968	(210,725)	4.9
CSPC Pharmaceutical Group Ltd.	1,176,000	1,688,114	(1,020,050)	23.7
ENN Energy Holdings Ltd.	221,300	1,966,864	73,591	(1.7)
Far East Horizon Ltd.	1,882,000	1,900,350	(112,214)	2.6
Guangdong Investment Ltd.	812,000	1,568,931	272,707	(6.3)
Haitian International Holdings Ltd.	799,000	1,536,982	(730,311)	17.0
MMG Ltd.	2,788,000	1,197,733	(248,410)	5.8
People’s Insurance Co. Group of China Ltd. (The)	2,846,000	1,142,439	(190,901)	4.4
PICC Property & Casualty Co. Ltd.	2,938,999	2,998,854	439,867	(10.2)
Shandong Weigao Group Medical Polymer Co. Ltd.	1,932,000	1,560,715	(7,317)	0.2
Sinopec Engineering Group Co. Ltd.	2,204,000	1,809,086	(449,143)	10.4
Sinopec Shanghai Petrochemical Co. Ltd.	5,881,000	2,574,346	(1,100,082)	25.5
Tingyi Cayman Islands Holding Corp.	1,190,000	1,593,776	(551,403)	12.8
Uni-President China Holdings Ltd.	2,202,000	1,906,836	(495,906)	11.5

Hong Kong
Haier Electronics Group Co. Ltd.	539,000	1,325,698	(475,792)	11.0
Kingboard Laminates Holdings Ltd.	1,750,000	1,445,575	(403,498)	9.4
Sino Biopharmaceutical Ltd.	2,201,998	1,449,550	(513,283)	11.9
Sun Art Retail Group Ltd.	1,574,000	1,600,654	(333,673)	7.7

Short Positions

Common Stock
China
BBMG Corp.	(5,402,000)	(1,701,125)	110,515	(2.6)
Beijing Enterprises Water Group Ltd.	(7,732,000)	(3,946,609)	252,908	(5.9)
Brilliance China Automotive Holdings Ltd.	(2,400,000)	(1,786,299)	2,185,782	(50.8)
BYD Co. Ltd.	(207,000)	(1,325,922)	(90,427)	2.1

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
China (continued)
CGN Power Co. Ltd.	(14,847,000)	$(3,525,107)	$413,490	(9.6	) %
China Everbright International Ltd.	(1,586,000)	(1,421,259)	(125,970)	2.9
China Galaxy Securities Co. Ltd.	(4,225,500)	(1,908,414)	643,990	(15.0)
China International Capital Corp. Ltd.	(1,130,000)	(2,116,069)	(14,881)	0.3
China Merchants Bank Co. Ltd.	(596,500)	(2,178,295)	75,207	(1.7)
China Minsheng Banking Corp. Ltd.	(1,830,400)	(1,262,455)	141,432	(3.3)
China Pacific Insurance Group Co. Ltd.	(826,400)	(2,670,484)	933,785	(21.7)
China Railway Construction Corp. Ltd.	(846,500)	(1,175,761)	(105,933)	2.5
China State Construction International Holdings Ltd.	(2,528,000)	(2,010,764)	974,290	(22.6)
Dali Foods Group Co. Ltd.	(1,653,000)	(1,219,527)	(58,983)	1.4
Great Wall Motor Co. Ltd.	(3,664,500)	(2,106,845)	446,850	(10.4)
Haitong Securities Co. Ltd.	(1,929,200)	(1,842,018)	563,401	(13.1)
Huatai Securities Co. Ltd.	(807,400)	(1,277,148)	236,911	(5.5)
Lenovo Group Ltd.	(2,614,000)	(1,765,856)	(427,060)	9.9
Ping An Insurance Group Co. of China Ltd.	(417,500)	(3,683,192)	421,576	(9.8)
Semiconductor Manufacturing International Corp.	(2,546,000)	(2,219,750)	199,298	(4.6)

Hong Kong
China Gas Holdings Ltd.	(510,600)	(1,820,695)	(195,017)	4.5

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Rand Overnight Deposit Rate plus or minus a specified spread (-0.30% to 0.06%), which is denominated in ZAR based on the local currencies of the positions within the swap.	53-61 months maturity ranging from 04/14/2023 - 12/11/2023	$28,238,885	$834,128	$261,439	$1,095,567

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
South Africa
Absa Group Ltd.	148,801	$1,670,095	$42,899	3.9%
Anglo American Platinum Ltd.	31,975	1,192,116	245,510	22.4
Aspen Pharmacare Holdings Ltd.	37,451	350,456	(71,381)	(6.5)
Exxaro Resources Ltd.	50,927	491,279	128,634	11.7
Imperial Logistics Ltd.	88,581	418,902	26,428	2.4
MMI Holdings Ltd.	216,687	257,301	(9,721)	(0.9)
Motus Holdings Ltd.	88,581	541,860	(129,723)	(11.8)
Mr Price Group Ltd.	32,780	560,038	61,837	5.6
Netcare Ltd.	503,272	920,988	19,940	1.8
Pick n Pay Stores Ltd.	109,499	516,574	(32,389)	(3.0)
RMB Holdings Ltd.	51,463	281,930	10,003	0.9
Sasol Ltd.	21,975	653,020	5,032	0.5
Shoprite Holdings Ltd.	46,483	614,023	1,797	0.2
Telkom SA SOC Ltd.	38,643	170,166	33,210	3.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
South Africa (continued)
Tiger Brands Ltd.	85,214	$1,620,596	$16,599	1.5%
Truworths International Ltd.	257,381	1,573,947	107,906	9.8
Woolworths Holdings Ltd.	187,747	719,040	41,881	3.8

United Kingdom
Mondi Ltd.	76,519	1,648,263	(77,825)	(7.1)

Short Positions

Common Stock
South Africa
Capitec Bank Holdings Ltd.	(6,045)	(468,449)	(41,277)	(3.8)
Clicks Group Ltd.	(46,480)	(617,925)	5,520	0.5
Coronation Fund Managers Ltd.	(205,179)	(589,174)	232,357	21.2
Discovery Ltd.	(178,769)	(1,985,001)	166,277	15.2
FirstRand Ltd.	(374,126)	(1,704,096)	(96,479)	(8.8)
Foschini Group Ltd. (The)	(20,273)	(234,115)	3,575	0.3
Investec Ltd.	(16,685)	(91,152)	16,064	1.5
Kumba Iron Ore Ltd.	(4,524)	(88,970)	(6,422)	(0.6)
Liberty Holdings Ltd.	(18,218)	(138,718)	3,783	0.3
Life Healthcare Group Holdings Ltd.	(40,084)	(73,704)	2,946	0.3
MTN Group Ltd.	(152,682)	(943,768)	100,706	9.2
Naspers Ltd.	(3,442)	(689,145)	58,380	5.3
Nedbank Group Ltd.	(9,692)	(184,851)	5,206	0.5
Pioneer Foods Group Ltd.	(98,996)	(582,971)	252,388	23.0
PSG Group Ltd.	(98,036)	(1,662,319)	(218,279)	(19.9)
Sanlam Ltd.	(64,232)	(355,793)	(30,008)	(2.7)
Sappi Ltd.	(17,030)	(96,606)	9,114	0.8
SPAR Group Ltd. (The)	(53,917)	(776,765)	(110,991)	(10.1)
Vodacom Group Ltd.	(299,517)	(2,754,769)	60,631	5.5

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the WIBOR plus or minus a specified spread (-0.10% to 0.07%), which is denominated in PLN based on the local currencies of the positions within the swap.	61 months maturity ranging from 04/13/2023 - 12/08/2023	$16,007,104	$1,167,869	$(22,112)	$1,145,757

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Poland
Cyfrowy Polsat SA	8,724	$52,782	$(772)	(0.1)%
Grupa Lotos SA	6,739	159,667	7,807	0.7
Jastrzebska Spolka Weglowa SA	52,645	951,813	(218,378)	(19.1)
LPP SA	272	571,875	(66,894)	(5.8)
PGE Polska Grupa Energetyczna SA	638,427	1,711,869	(16,247)	(1.4)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Poland (continued)
Polski Koncern Naftowy ORLEN SA	59,056	$1,711,074	$257,375	22.5%
Polskie Gornictwo Naftowe i Gazownictwo SA	1,390,038	2,570,142	333,539	29.1
Powszechna Kasa Oszczednosci Bank Polski SA	26,320	278,033	(7,353)	(0.6)

Short Positions

Common Stock
Poland
Alior Bank SA	(1,438)	(20,474)	3,337	0.3
Bank Polska Kasa Opieki SA	(20,029)	(583,930)	75,865	6.6
CCC SA	(44,458)	(2,306,540)	421,336	36.8
CD Projekt SA	(10,000)	(389,039)	42,631	3.7
Dino Polska SA	(27,788)	(713,598)	(87,513)	(7.6)
KGHM Polska Miedz SA	(46,535)	(1,104,007)	(902)	(0.1)
Orange Polska SA	(1,491,498)	(1,914,178)	426,220	37.2
Santander Bank Polska SA	(10,072)	(968,083)	(2,182)	(0.2)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-0.13% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	60-61 months maturity ranging from 04/12/2023 - 12/06/2023	$71,356,864	$312,952	$150,684	$463,636

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
Guaranty Bancorp	54,114	$1,122,866	$(487,209)	(105.1)%
L3 Technologies, Inc.	130,508	22,664,019	(2,955,445)	(637.4)
MB Financial, Inc.	97,792	3,875,497	(1,006,972)	(217.2)
Navigators Group, Inc. (The)	27,372	1,902,080	(2,578)	(0.6)
Pebblebrook Hotel Trust	64,202	1,817,559	(555,021)	(119.7)
Rent-A-Center, Inc.	333,673	5,402,166	484,187	104.4
SendGrid, Inc.	84,250	3,637,072	450,164	97.1

Short Positions
Common Stock
Fifth Third Bancorp	(142,088)	(3,343,331)	1,098,800	237.0
Harris Corp.	(169,710)	(22,851,452)	3,234,261	697.6
Independent Bank Group, Inc.	(23,857)	(1,091,935)	496,332	107.1
Twilio, Inc.	(40,861)	(3,648,887)	(443,567)	(95.7)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-12.40% to 1.40%), which is denominated in USD based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$1,697,738,996	$1,385,375	$(20,912,390)	$(19,527,015)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
Centene Corp.	60,522	$6,978,187	$(584,199)	3.0%
Crane Co.	84,509	6,099,860	(1,739,375)	8.9
Curtiss-Wright Corp.	85,801	8,761,998	(1,886,758)	9.7
Deckers Outdoor Corp.	63,785	8,161,291	2,211,238	(11.3)
Evergy, Inc.	151,622	8,607,581	848,906	(4.3)
Exelon Corp.	407,068	18,358,767	3,094,483	(15.8)
Hyatt Hotels Corp.	127,975	8,651,110	(1,421,115)	7.3
Jabil, Inc.	333,579	8,269,423	(647,807)	3.3
JetBlue Airways Corp.	406,299	6,525,162	(1,270,425)	6.5
KB Home	438,020	8,366,182	(4,143,214)	21.2
Keysight Technologies, Inc.	120,929	7,507,272	(126,335)	0.6
Lear Corp.	52,044	6,394,126	(2,694,525)	13.8
McKesson Corp.	64,238	7,096,372	(1,561,216)	8.0
Molina Healthcare, Inc.	83,777	9,736,563	1,790,781	(9.2)
NorthWestern Corp.	136,783	8,130,382	1,118,041	(5.7)
NVR, Inc.	2,596	6,326,426	(1,241,668)	6.4
Pinnacle West Capital Corp.	79,182	6,746,306	611,496	(3.1)
Popular, Inc.	288,531	13,624,434	1,461,752	(7.5)
Public Service Enterprise Group, Inc.	160,853	8,372,399	(71,818)	0.4
Spirit AeroSystems Holdings, Inc.	84,176	6,068,248	(1,534,127)	7.9
Waste Management, Inc.	74,850	6,660,902	462,490	(2.4)
Zebra Technologies Corp.	62,070	9,883,406	1,018,114	(5.2)

Short Positions

Common Stock
United States
3M Co.	(37,205)	(7,089,041)	469,913	(2.4)
ACI Worldwide, Inc.	(246,432)	(6,818,773)	(1,306,654)	6.7
Black Hills Corp.	(119,331)	(7,491,600)	(1,281,551)	6.6
CarMax, Inc.	(112,045)	(7,028,583)	(165,460)	0.8
Cognex Corp.	(242,723)	(9,386,098)	2,553,154	(13.1)
Copart, Inc.	(149,562)	(7,146,072)	(95,284)	0.5
Fastenal Co.	(134,967)	(7,057,424)	334,383	(1.7)
First Republic Bank	(80,975)	(7,036,728)	668,497	(3.4)
Fortive Corp.	(114,579)	(7,752,415)	1,364,542	(7.0)
Hanesbrands, Inc.	(513,644)	(6,435,959)	2,714,944	(13.9)
Healthcare Services Group, Inc.	(242,535)	(9,745,056)	(81,666)	0.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
United States (continued)
HEICO Corp.	(145,275)	$(11,255,907)	$(3,654,857)	18.7%
Henry Schein, Inc.	(151,536)	(11,898,607)	(1,267,313)	6.5
Insulet Corp.	(88,908)	(7,052,183)	549,953	(2.8)
Liberty Broadband Corp.	(149,889)	(10,796,505)	1,502,961	(7.7)
MarketAxess Holdings, Inc.	(73,723)	(15,578,407)	(743,945)	3.8
Medidata Solutions, Inc.	(98,485)	(6,639,859)	(233,860)	1.2
Meredith Corp.	(167,616)	(8,705,975)	346,033	(1.8)
Microchip Technology, Inc.	(101,552)	(7,303,620)	702,005	(3.6)
Middleby Corp. (The)	(150,829)	(15,494,663)	2,329,466	(11.9)
NuVasive, Inc.	(141,892)	(7,032,168)	(368,693)	1.9
PPL Corp.	(1,026,477)	(29,080,093)	(648,864)	3.3
Sempra Energy	(95,570)	(10,339,718)	715,203	(3.7)
Six Flags Entertainment Corp.	(110,701)	(6,158,297)	1,179,413	(6.0)
Square, Inc.	(124,202)	(6,966,490)	1,136,091	(5.8)
TransDigm Group, Inc.	(42,196)	(14,349,172)	(1,902,831)	9.7
Under Armour, Inc.	(449,082)	(7,935,279)	1,484,198	(7.6)
ViaSat, Inc.	(110,958)	(6,540,974)	947,717	(4.9)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-10.00% to 0.70%), which is denominated in JPY based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$493,518,115	$9,478,827	$2,737,343	$12,216,170

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Japan
Aisin Seiki Co. Ltd.	92,500	$3,179,777	$(1,616,571)	(13.2)%
Alfresa Holdings Corp.	184,500	4,702,835	753,113	6.2
Bandai Namco Holdings, Inc.	89,800	4,031,952	1,192,458	9.8
Eisai Co. Ltd.	41,345	3,200,923	(25,351)	(0.2)
Hankyu Hanshin Holdings, Inc.	98,300	3,268,246	(242,222)	(2.0)
Haseko Corp.	376,200	3,939,419	(1,190,405)	(9.7)
Hikari Tsushin, Inc.	29,400	4,595,397	466,914	3.8
Hitachi Ltd.	274,900	7,287,668	4,840,893	39.6
Isuzu Motors Ltd.	224,200	3,144,877	(293,389)	(2.4)
Japan Airlines Co. Ltd.	179,200	6,351,041	(262,926)	(2.2)
Kajima Corp.	369,400	4,962,184	1,535,739	12.6
Kamigumi Co. Ltd.	166,500	3,406,383	(131,886)	(1.1)
Kirin Holdings Co. Ltd.	150,200	3,131,905	(320,410)	(2.6)
Lion Corp.	240,600	4,972,605	425,288	3.5
Marubeni Corp.	459,900	3,226,894	(72,304)	(0.6)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Japan (continued)
Medipal Holdings Corp.	147,500	$3,155,644	$360,960	3.0%
Nippon Express Co. Ltd.	66,800	3,710,960	(503,127)	(4.1)
Obayashi Corp.	461,625	4,179,984	(664,512)	(5.4)
Resona Holdings, Inc.	1,017,100	4,878,503	(793,248)	(6.5)
Sega Sammy Holdings, Inc.	215,700	3,007,020	(131,787)	(1.1)
Shimadzu Corp.	210,900	4,158,915	(1,018,867)	(8.3)
Sojitz Corp.	1,022,500	3,540,606	(34,802)	(0.3)
Sony Corp.	103,400	4,984,874	(618,018)	(5.1)
Stanley Electric Co. Ltd.	133,000	3,720,616	(1,112,377)	(9.1)
Sumitomo Dainippon Pharma Co. Ltd.	113,700	3,625,929	1,029,778	8.4
Taisei Corp.	192,300	8,235,903	(670,611)	(5.5)
Tokyo Gas Co. Ltd.	122,800	3,105,877	100,337	0.8
Toyota Boshoku Corp.	226,700	3,357,482	(1,144,581)	(9.4)

Short Positions

Common Stock
Japan
AEON Financial Service Co. Ltd.	(188,100)	(3,337,052)	756,625	6.2
Asics Corp.	(318,800)	(4,048,957)	948,335	7.8
Calbee, Inc.	(252,900)	(7,899,188)	348,134	2.8
Casio Computer Co. Ltd.	(458,600)	(5,437,273)	742,353	6.1
Chugoku Electric Power Co., Inc. (The)	(373,200)	(4,850,008)	(782,728)	(6.4)
DeNA Co. Ltd.	(386,719)	(6,450,402)	66,492	0.5
Hokuriku Electric Power Co.	(365,300)	(3,183,431)	(550,430)	(4.5)
Japan Tobacco, Inc.	(132,200)	(3,141,217)	295,036	2.4
Kakaku.com, Inc.	(277,300)	(4,905,094)	(334,247)	(2.7)
Kansai Paint Co. Ltd.	(375,000)	(7,202,737)	1,158,484	9.5
Kikkoman Corp.	(101,600)	(5,437,079)	(1,531,626)	(12.5)
Kyushu Electric Power Co., Inc.	(268,000)	(3,191,245)	(372,813)	(3.1)
Marui Group Co. Ltd.	(242,300)	(4,695,754)	(544,284)	(4.5)
Murata Manufacturing Co. Ltd.	(39,200)	(5,282,193)	271,774	2.2
NGK Spark Plug Co. Ltd.	(312,200)	(6,179,977)	1,042,369	8.5
Nippon Paint Holdings Co. Ltd.	(263,600)	(8,981,252)	(565,704)	(4.6)
Ricoh Co. Ltd.	(653,857)	(6,389,440)	65,955	0.5
Sawai Pharmaceutical Co. Ltd.	(90,000)	(4,287,237)	(204,804)	(1.7)
Seven Bank Ltd.	(1,107,700)	(3,162,093)	531,337	4.3
Shimano, Inc.	(43,900)	(6,188,466)	(116,505)	(1.0)
Sony Financial Holdings, Inc.	(260,700)	(4,858,559)	(270,066)	(2.2)
Sumitomo Metal Mining Co. Ltd.	(134,300)	(3,596,482)	2,270,237	18.6

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-29.00% to 1.30%), which is denominated in EUR based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$197,079,592	$(5,845,645)	$(695,818)	$(6,541,463)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Finland
Kesko OYJ	66,613	$3,595,007	$(8,537)	0.1%
Neste OYJ	22,373	1,732,176	(110,579)	1.7
Germany
Aurubis AG	44,415	2,200,865	(1,480,552)	22.6
Covestro AG	46,241	2,290,062	(2,168,243)	33.1
Deutsche Lufthansa AG (Registered)	258,881	5,846,454	(1,864,245)	28.5
Rheinmetall AG	48,901	4,336,486	(1,610,881)	24.6
RWE AG	61,259	1,334,214	(52,528)	0.8
Salzgitter AG	74,715	2,180,429	(1,780,755)	27.2
Software AG	81,744	2,953,030	(973,566)	14.9
Talanx AG	50,248	1,715,910	(299,339)	4.6
Wirecard AG	13,665	2,060,030	(642,959)	9.8

Italy
A2A SpA	3,111,738	5,611,944	546,181	(8.3)
Autogrill SpA	191,719	1,617,491	(728,945)	11.1
FinecoBank Banca Fineco SpA	288,782	2,905,561	(244,301)	3.7
Mediobanca Banca di Credito Finanziario SpA	239,701	2,028,216	(485,991)	7.4
Poste Italiane SpA	726,880	5,828,637	475,109	(7.3)
Telecom Italia SpA	4,284,786	2,372,097	(257,060)	3.9
Unipol Gruppo SpA	792,167	3,194,619	(525,607)	8.0

Netherlands
ASM International NV	35,626	1,468,906	(818,563)	12.5
ASR Nederland NV	118,267	4,679,703	85,021	(1.3)
Koninklijke Ahold Delhaize NV	67,993	1,717,653	203,624	(3.1)
NN Group NV	98,003	3,896,462	(175,811)	2.7
Signify NV	57,547	1,346,227	(723,164)	11.1

Spain
ACS Actividades de Construccion y Servicios SA	37,633	1,456,671	58,163	(0.9)
Banco Bilbao Vizcaya Argentaria SA	325,550	1,729,262	(197,434)	3.0
Bankinter SA	256,046	2,054,543	(527,155)	8.1
Repsol SA	308,373	4,957,731	14,361	(0.2)

United Kingdom
Fiat Chrysler Automobiles NV	500,276	7,213,165	(2,237,771)	34.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
Germany
1&1 Drillisch AG	(62,447)	$(3,189,251)	$ (201,289)	3.1%
Continental AG	(11,542)	(1,607,061)	245,127	(3.7)
Daimler AG (Registered)	(65,623)	(3,459,312)	673,437	(10.3)
Deutsche Bank AG (Registered)	(238,970)	(1,905,831)	821,138	(12.6)
FUCHS PETROLUB SE (Preference)	(46,653)	(1,928,732)	440,921	(6.7)
GEA Group AG	(141,279)	(3,637,324)	2,380,748	(36.4)
Henkel AG & Co. KGaA (Preference)	(12,589)	(1,375,084)	82,997	(1.3)
OSRAM Licht AG	(35,166)	(1,530,375)	(36,968)	0.6
ProSiebenSat.1 Media SE	(74,077)	(1,318,095)	1,276,529	(19.5)
Symrise AG	(19,146)	(1,418,586)	8,429	(0.1)

Italy
Banca Generali SpA	(92,865)	(1,930,592)	802,560	(12.3)
Banco BPM SpA	(968,514)	(2,178,905)	247,134	(3.8)
Ferrari NV	(60,126)	(5,982,783)	1,157,115	(17.7)
Leonardo SpA	(348,817)	(3,073,155)	624,768	(9.6)
Saipem SpA	(638,947)	(2,394,378)	454,097	(6.9)
Unione di Banche Italiane SpA	(443,896)	(1,288,482)	503,718	(7.7)

Luxembourg
Tenaris SA	(393,273)	(4,226,816)	1,601,528	(24.5)

Netherlands
Koninklijke Vopak NV	(131,272)	(5,952,970)	(899,206)	13.7
SBM Offshore NV	(178,043)	(2,630,666)	75,459	(1.2)

Spain
Bankia SA	(1,082,277)	(3,166,548)	1,550,342	(23.7)
Cellnex Telecom SA	(326,895)	(8,359,848)	(893,215)	13.7

United Kingdom
Dialog Semiconductor plc	(49,958)	(1,294,595)	(301,093)	4.6

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CIBOR plus or minus a specified spread (-0.70% to 0.70%), which is denominated in DKK based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$29,650,353	$2,623,611	$(125,912)	$2,497,699

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Denmark
Carlsberg A/S	13,689	$1,456,224	$(34,979)	(1.4)%
Danske Bank A/S	66,860	1,327,332	(968,220)	(38.8)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Denmark (continued)
Dfds A/S	38,802	$1,565,999	$(530,072)	(21.2	) %
DSV A/S	13,654	901,743	(80,824)	(3.2)
FLSmidth & Co. A/S	2,293	103,425	(33,522)	(1.3)
GN Store Nord A/S	86,913	3,256,545	530,359	21.2
H Lundbeck A/S	120,550	5,305,753	(578,470)	(23.2)
Jyske Bank A/S (Registered)	29,773	1,077,923	(465,163)	(18.6)
Novo Nordisk A/S	16,948	778,372	(26,730)	(1.1)
Orsted A/S	14,918	998,280	85,877	3.4
Rockwool International A/S	566	148,011	(68,319)	(2.7)

Short Positions

Common Stock
Denmark
AP Moller - Maersk A/S	(3,214)	(4,042,994)	639,307	25.6
Chr Hansen Holding A/S	(9,115)	(809,109)	(87,832)	(3.5)
Genmab A/S	(863)	(141,895)	(18,114)	(0.7)
Novozymes A/S	(20,849)	(931,584)	42,533	1.7
Pandora A/S	(92,583)	(3,779,694)	4,199,657	168.1
Tryg A/S	(18,016)	(454,381)	(61,737)	(2.5)
Vestas Wind Systems A/S	(11,006)	(833,139)	(108,990)	(4.4)
William Demant Holding A/S	(61,041)	(1,737,950)	188,850	7.6

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-3.30% to 0.70%), which is denominated in CHF based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$34,929,774	$5,759,149	$76,224	$5,835,373

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Switzerland
Aryzta AG	57,386	$63,581	$(14,973)	(0.3)%
Baloise Holding AG (Registered)	7,687	1,061,273	(77,634)	(1.3)
Barry Callebaut AG (Registered)	713	1,112,752	(161,769)	(2.8)
DKSH Holding AG	2,117	146,368	(19,276)	(0.3)
Flughafen Zurich AG (Registered)	12,101	2,002,518	(742,029)	(12.7)
GAM Holding AG	66,375	261,723	(188,089)	(3.2)
Georg Fischer AG (Registered)	862	691,565	(426,326)	(7.3)
Helvetia Holding AG (Registered)	3,967	2,319,949	128,432	2.2
Idorsia Ltd.	1,748	29,045	(5,810)	(0.1)
Lonza Group AG (Registered)	504	131,017	(36,953)	(0.6)
Novartis AG (Registered)	6,270	536,990	(10,163)	(0.2)
Partners Group Holding AG	1,068	649,714	(87,056)	(1.5)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Switzerland (continued)
Roche Holding AG	11,166	$2,772,058	$281,747	4.8%
Sonova Holding AG (Registered)	6,211	1,021,376	(94,669)	(1.6)
Sunrise Communications Group AG	41,101	3,618,667	(138,021)	(2.4)
Temenos AG (Registered)	30,632	3,680,829	(7,651)	(0.1)
Zurich Insurance Group AG	1,421	423,584	(21,230)	(0.4)

Short Positions

Common Stock
Austria
ams AG	(93,715)	(2,256,680)	5,587,946	95.8

Switzerland
ABB Ltd. (Registered)	(11,574)	(221,018)	48,452	0.8
Adecco Group AG (Registered)	(14,167)	(665,883)	92,035	1.6
Bucher Industries AG (Registered)	(503)	(135,684)	19,745	0.3
Chocoladefabriken Lindt & Spruengli AG	(241)	(1,497,542)	(136,027)	(2.3)
Cie Financiere Richemont SA (Registered)	(11,624)	(749,604)	28,426	0.5
Credit Suisse Group AG (Registered)	(20,676)	(226,024)	103,804	1.8
dormakaba Holding AG	(156)	(94,375)	14,904	0.3
Julius Baer Group Ltd.	(5,025)	(179,074)	53,903	0.9
Kuehne + Nagel International AG (Registered)	(3,643)	(468,951)	56,583	1.0
LafargeHolcim Ltd. (Registered)	(16,950)	(699,502)	113,689	1.9
Panalpina Welttransport Holding AG (Registered)	(4,615)	(615,620)	81,338	1.4
Straumann Holding AG (Registered)	(3,429)	(2,165,629)	336,243	5.8
Swatch Group AG (The)	(5,600)	(1,634,404)	290,341	5.0
Vifor Pharma AG	(25,702)	(2,796,775)	689,237	11.8

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the STIBOR plus or minus a specified spread (-4.40% to 0.70%), which is denominated in SEK based on the local currencies of the positions within the swap.	25-36 months maturity 01/14/2021	$17,724,443	$(2,310,683)	$(54,636)	$(2,365,319)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Malta
Kindred Group plc	227,231	$2,088,867	$(1,121,814)	47.4%

Sweden
Boliden AB	78,971	1,711,224	(777,552)	32.9
Electrolux AB	9,752	205,560	(40,699)	1.7
Elekta AB	61,623	731,720	(63,925)	2.7
Modern Times Group MTG AB	1,923	63,722	(8,282)	0.4
SSAB AB	79,990	275,872	(136,912)	5.8
Svenska Cellulosa AB SCA	108,375	842,148	(197,985)	8.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

Sweden (continued)
Swedish Match AB	36,783	$1,448,052	$(206,622)	8.7%
Swedish Orphan Biovitrum AB	55,081	1,203,968	(199,783)	8.4
Tele2 AB	86,317	1,100,869	150,540	(6.4)
Telia Co. AB	32,231	153,319	3,373	(0.1)

Short Positions

Common Stock
Colombia
Millicom International Cellular SA	(32,821)	(2,076,774)	(19,688)	0.8

Sweden
Atlas Copco AB	(13,007)	(310,321)	19,804	(0.8)
Epiroc AB	(13,986)	(132,932)	5,360	(0.2)
Getinge AB	(95,684)	(865,236)	149,262	(6.3)
Hennes & Mauritz AB	(51,460)	(731,817)	53,749	(2.3)
Hexpol AB	(46,116)	(365,988)	11,966	(0.5)
Husqvarna AB	(47,597)	(353,357)	20,020	(0.8)
Saab AB	(5,315)	(184,145)	33,230	(1.4)
Skandinaviska Enskilda Banken AB	(15,273)	(148,467)	(4,066)	0.2
Skanska AB	(6,843)	(109,113)	17,671	(0.7)
Svenska Handelsbanken AB	(173,699)	(1,932,519)	228,357	(9.7)
Telefonaktiebolaget LM Ericsson	(77,774)	(688,453)	(226,687)	9.6

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (0.30%), which is denominated in GBP based on the local currencies of the positions within the swap.	25-29 months maturity 01/14/2021	$30,294,615	$199,937	$(33,863)	$166,074

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United Kingdom
BTG plc	962,341	$10,204,897	$60,185	36.2%
Jardine Lloyd Thompson Group plc	832,730	20,089,718	139,752	84.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-7.03% to 0.50%), which is denominated in USD based on the local currencies of the positions within the swap.	25-56 months maturity ranging from 01/14/2021 - 07/03/2023	$529,323,993	$(11,321,334)	$2,876,214	$(8,445,120)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Israel
Orbotech Ltd.	326,076	$18,436,337	$(1,409,215)	16.7%

Netherlands
NXP Semiconductors NV	386,487	28,321,767	(15,105,388)	178.9

United Kingdom
Belmond Ltd.	262,012	6,558,160	87,765	(1.0)

United States
Apptio, Inc.	194,331	7,376,805	52,085	(0.6)
ARRIS International plc	719,900	22,007,343	(99,187)	1.2
Aspen Insurance Holdings Ltd.	355,679	14,934,961	219,479	(2.6)
athenahealth, Inc.	124,366	16,407,606	(210,907)	2.5
Avista Corp.	491,406	20,874,927	(4,664,589)	55.2
Connecticut Water Service, Inc.	34,758	2,324,267	(40,079)	0.5
Dun & Bradstreet Corp. (The)	107,066	15,282,601	28,689	(0.3)
Electro Scientific Industries, Inc.	190,659	5,712,144	293,227	(3.5)
Esterline Technologies Corp.	140,905	17,112,912	645,274	(7.6)
FCB Financial Holdings, Inc.	115,080	3,864,386	(1,513,822)	17.9
Finisar Corp.	338,000	7,300,800	(314,924)	3.7
Genworth Financial, Inc.	1,230,743	5,735,262	30,135	(0.4)
Hortonworks, Inc.	163,199	2,353,330	(1,080,531)	12.8
Imperva, Inc.	76,944	4,285,011	37,307	(0.4)
InfraREIT, Inc.	153,217	3,220,621	(9,711)	0.1
Integrated Device Technology, Inc.	396,861	19,219,978	637,021	(7.5)
Investment Technology Group, Inc.	91,488	2,766,597	23,232	(0.3)
MB Financial, Inc.	46,417	1,839,506	(33,143)	0.4
MINDBODY, Inc.	93,547	3,405,111	28,236	(0.3)
Newfield Exploration Co.	603,229	8,843,337	(2,527,896)	29.9
Nutrisystem, Inc.	151,500	6,647,820	(3,188)	0.0
NxStage Medical, Inc.	578,510	16,556,956	(292,756)	3.5
Pacific Biosciences of California, Inc.	745,263	5,514,946	(135,844)	1.6
Randgold Resources Ltd., ADR	189,233	16,210,289	1,331,191	(15.8)
Red Hat, Inc.	101,322	17,796,196	336,960	(4.0)
SCANA Corp.	332,841	15,903,143	1,619,844	(19.2)
Shire plc, ADR	26,356	4,586,998	297,596	(3.5)
Sprint Corp.	2,216,958	12,902,696	915,969	(10.8)
State Bank Financial Corp.	147,981	3,194,910	(1,730,259)	20.5

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United States (continued)
TESARO, Inc.	175,800	$13,053,150	$107,085	(1.3	) %
Travelport Worldwide Ltd.	146,000	2,280,520	9,677	(0.1)
Tribune Media Co.	379,003	17,199,156	1,178,163	(14.0)
Twenty-First Century Fox, Inc.	359,924	17,319,543	3,122,214	(37.0)
USG Corp.	448,633	19,138,684	(140,436)	1.7
Vectren Corp.	237,021	17,060,772	377,045	(4.5)
WildHorse Resource Development Corp.	193,592	2,731,583	(1,214,153)	14.4
Short Positions
Common Stock
Canada
Barrick Gold Corp.	(1,159,615)	(15,701,187)	(1,088,107)	12.9
Encana Corp.	(1,611,768)	(9,316,019)	2,631,695	(31.2)
United States
Cadence Bancorp	(171,651)	(2,880,304)	2,097,162	(24.8)
Chesapeake Energy Corp.	(1,037,423)	(2,178,588)	1,287,511	(15.2)
Cloudera, Inc.	(212,984)	(2,355,603)	1,113,460	(13.2)
Dominion Energy, Inc.	(222,675)	(15,912,356)	1,063,679	(12.6)
II-VI, Inc.	(55,537)	(1,802,731)	278,439	(3.3)
KLA-Tencor Corp.	(81,519)	(7,295,135)	1,326,547	(15.7)
Pebblebrook Hotel Trust	(64,192)	(1,817,276)	288,270	(3.4)
Synovus Financial Corp.	(121,454)	(3,885,313)	1,600,418	(19.0)
T-Mobile US, Inc.	(227,372)	(14,463,133)	(1,048,693)	12.4

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	25-47 months maturity 01/14/2021	$24,161,311	$377,949	$452,047	$829,996

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Finland
Amer Sports OYJ	163,403	$7,183,684	$8,361	1.0%

France
EssilorLuxottica SA	128	16,225	(246)	(0.0)

Netherlands
Gemalto NV	292,140	16,961,402	369,834	44.6

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BANA
Investment Companies	$390,315	$—	$390,315

BARC
Cash	—	27,762,255	27,762,255

CITG
Cash	15,114,366	7,800,652	22,915,018

DTBK
Cash	22,363,978	—	22,363,978

GSCO
Cash	—	10,593,369	10,593,369

GSIN
Investment Companies	105,215,439	—	105,215,439

JPMC
Investment Companies	316,117,612	—	316,117,612

JPMS
Cash	—	11,015,281	11,015,281

MLIN
Cash	(170,000)	—	(170,000)

MSCL
Cash	—	4,946,786	4,946,786

MSCS
Cash	12,851,845	—	12,851,845

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Cash	$351,944	$—	$351,944

GSCO
Cash	—	(480,178)	(480,178)

GSIN
Cash	(330,000)	—	(330,000)
U.S. Treasury Bills	686,599	—	686,599

JPPC
Cash	—	1,058,472	1,058,472

MLIN
Cash	318,252	—	318,252

MSCL
Cash	—	(2,940,376)	(2,940,376)
U.S. Treasury Bills	—	6,000,176	6,000,176

SOCG
Cash	137,456	—	137,456

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 90.5%
INVESTMENT COMPANIES - 46.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(a)	304,742	$304,742
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(a)	1,218,970	1,218,970
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(a)(b)	25,255,121	25,255,121
Limited Purpose Cash Investment Fund, 2.50% (1)(a)	97,103,854	97,103,854
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(a)	1,523,713	1,523,713

TOTAL INVESTMENT COMPANIES (Cost $125,383,131)		125,406,400

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 44.1%
U.S. Treasury Bills
2.12%, 1/10/2019 (c)	$5,774,000	5,771,108
2.16%, 1/17/2019 (c)	3,757,000	3,753,423
2.16%, 1/24/2019 (c)	2,115,000	2,112,050
2.18%, 1/31/2019 (c)	9,404,000	9,386,652
2.20%, 2/7/2019 (c)(b)	24,794,000	24,735,393
2.35%, 2/14/2019 (c)	1,131,000	1,127,765
2.21%, 2/21/2019 (c)	3,706,000	3,693,840
2.23%, 2/28/2019 (c)	2,972,000	2,960,795
2.35%, 3/28/2019 (c)	1,544,000	1,535,355
2.36%, 4/4/2019 (c)	3,201,000	3,181,152
2.41%, 4/11/2019 (c)	3,455,000	3,432,173
2.46%, 4/25/2019 (c)	9,062,000	8,993,555
2.46%, 5/2/2019 (c)	9,609,000	9,531,768

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 44.1% (continued)
2.50%, 5/16/2019 (c)	$19,778,000	$19,599,200
2.49%, 5/23/2019 (c)	1,006,000	996,435
2.51%, 5/30/2019 (c)	9,101,000	9,010,221
2.53%, 6/6/2019 (c)	2,159,000	2,136,272
2.51%, 6/13/2019 (c)	7,413,000	7,331,564

TOTAL U.S. TREASURY OBLIGATIONS (Cost $119,282,583)		119,288,721

TOTAL SHORT-TERM INVESTMENTS (Cost $244,665,714)		244,695,121

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 90.5% (Cost $244,665,714)		244,695,121

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.5% (d)		25,587,849

NET ASSETS - 100.0%		$270,282,970

(a)	Represents 7-day effective yield as of December 31, 2018.
(b)	All or a portion of the security pledged as collateral for swap contracts.
(c)	The rate shown was the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/01/2019	USD	410,720	$52,029
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/01/2019	USD	217,440	27,096
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	241,600	30,879
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/14/2019	USD	(195,120)	16
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/14/2019	USD	(146,340)	62

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2019	USD	(121,950)	$ 141
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	04/12/2019	USD	214,640	624
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/12/2019	USD	160,980	472
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/12/2019	USD	134,150	201
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/01/2019	USD	(49,550)	2
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/01/2019	USD	445,950	8,906
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(545,050)	708
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	2,576,600	45,110
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/01/2019	USD	(1,189,200)	1,931
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/01/2019	USD	6,292,850	112,416
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	04/05/2019	USD	50,500	8
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	13,425,000	2,788
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	2,103,250	1,128
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	2,282,250	5,485
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	31,056,500	40,871
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(2,417,220)	6,544
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(650,790)	1,004
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(167,100)	4,710

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(434,460)	$ 10,764
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(855,525)	12,150
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(10,039,838)	338,440
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(1,081,987)	69,004
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(3,623,400)	230,205

								1,003,694

Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/01/2019	USD	(338,240)	(24,240)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	1,031,231	(137,250)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	2,406,206	(334,519)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/08/2019	USD	114,581	(14,045)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	6,731,250	(46,637)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	18,750	(213)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	6,412,500	(85,128)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	4,043,200	(323,436)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	180,500	(14,385)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2019	USD	512,190	(30,681)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2019	USD	756,090	(45,902)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2019	USD	999,990	(53,546)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/05/2019	USD	1,212,000	(1,849)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/05/2019	USD	555,500	$ (719)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	434,460	(15,312)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	852,210	(26,248)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	11,295,960	(357,350)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	1,169,700	(36,681)

								(1,548,141)

								$(544,447)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	1	1/2019	USD	$45,694	$(4,164)
LME Aluminum Base Metal	10	1/2019	USD	457,135	(34,645)
LME Aluminum Base Metal	21	1/2019	USD	977,944	(166,618)
LME Aluminum Base Metal	31	1/2019	USD	1,433,223	(173,728)
LME Aluminum Base Metal	34	1/2019	USD	1,580,787	(321,151)
LME Aluminum Base Metal	52	1/2019	USD	2,373,085	(238,138)
LME Aluminum Base Metal	92	1/2019	USD	4,200,306	(405,978)
LME Copper Base Metal	4	1/2019	USD	594,900	(33,030)
LME Copper Base Metal	6	1/2019	USD	893,013	(32,505)
LME Copper Base Metal	9	1/2019	USD	1,338,723	(67,777)
LME Copper Base Metal	12	1/2019	USD	1,787,571	(65,577)
LME Copper Base Metal	12	1/2019	USD	1,788,087	(75,848)
LME Copper Base Metal	13	1/2019	USD	1,937,302	(22,486)
LME Lead Base Metal	1	1/2019	USD	50,175	(1,191)
LME Lead Base Metal	1	1/2019	USD	50,313	1,921
LME Lead Base Metal	4	1/2019	USD	201,531	(6,606)
LME Lead Base Metal	5	1/2019	USD	252,279	3,891
LME Lead Base Metal	5	1/2019	USD	252,042	67
LME Lead Base Metal	9	1/2019	USD	453,946	3,120
LME Lead Base Metal	20	1/2019	USD	1,005,230	11,421
LME Nickel Base Metal	1	1/2019	USD	63,627	(11,463)
LME Nickel Base Metal	4	1/2019	USD	255,094	(42,861)
LME Nickel Base Metal	4	1/2019	USD	254,666	(44,613)
LME Nickel Base Metal	4	1/2019	USD	255,225	(28,331)
LME Nickel Base Metal	13	1/2019	USD	827,229	(177,878)
LME Zinc Base Metal	2	1/2019	USD	123,775	(7,206)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Zinc Base Metal	5	1/2019	USD	$ 314,812	$ (16,734)
LME Zinc Base Metal	5	1/2019	USD	309,438	(21,296)
LME Zinc Base Metal	15	1/2019	USD	932,437	(59,763)
LME Zinc Base Metal	15	1/2019	USD	928,313	(31,526)
LME Zinc Base Metal	19	1/2019	USD	1,184,887	(59,669)
LME Zinc Base Metal	24	1/2019	USD	1,508,700	(85,528)
LME Zinc Base Metal	25	1/2019	USD	1,566,562	(54,761)
100 oz Gold	915	2/2019	USD	117,238,950	3,955,313
Brent Crude Oil	348	2/2019	USD	18,798,960	(2,332,264)
Lean Hogs	79	2/2019	USD	1,926,810	(57,677)
Live Cattle	86	2/2019	USD	4,261,300	34,199
LME Aluminum Base Metal	5	2/2019	USD	228,953	(19,346)
LME Aluminum Base Metal	12	2/2019	USD	551,790	(31,745)
LME Aluminum Base Metal	24	2/2019	USD	1,097,352	(86,519)
LME Aluminum Base Metal	28	2/2019	USD	1,285,375	(83,908)
LME Aluminum Base Metal	65	2/2019	USD	2,980,153	(174,164)
LME Aluminum Base Metal	107	2/2019	USD	4,906,806	(293,820)
LME Aluminum Base Metal	230	2/2019	USD	10,570,973	(578,956)
LME Copper Base Metal	6	2/2019	USD	894,188	(9,877)
LME Copper Base Metal	24	2/2019	USD	3,578,550	(158,321)
LME Copper Base Metal	26	2/2019	USD	3,876,275	(88,802)
LME Copper Base Metal	40	2/2019	USD	5,965,750	(199,368)
LME Copper Base Metal	50	2/2019	USD	7,456,788	(102,110)
LME Copper Base Metal	93	2/2019	USD	13,870,206	(541,464)
LME Lead Base Metal	3	2/2019	USD	151,405	5,147
LME Lead Base Metal	5	2/2019	USD	252,750	5,423
LME Lead Base Metal	9	2/2019	USD	454,718	15,942
LME Lead Base Metal	11	2/2019	USD	556,050	17,293
LME Lead Base Metal	19	2/2019	USD	960,041	32,048
LME Lead Base Metal	27	2/2019	USD	1,364,850	41,784
LME Lead Base Metal	46	2/2019	USD	2,325,300	35,164
LME Nickel Base Metal	2	2/2019	USD	127,646	(12,708)
LME Nickel Base Metal	4	2/2019	USD	255,732	(11,520)
LME Nickel Base Metal	7	2/2019	USD	447,825	(12,936)
LME Nickel Base Metal	9	2/2019	USD	574,751	(57,911)
LME Nickel Base Metal	12	2/2019	USD	766,729	(45,107)
LME Nickel Base Metal	14	2/2019	USD	894,594	(68,213)
LME Nickel Base Metal	16	2/2019	USD	1,023,408	(18,815)
LME Nickel Base Metal	27	2/2019	USD	1,726,029	(91,931)
LME Zinc Base Metal	3	2/2019	USD	185,663	(3,509)
LME Zinc Base Metal	8	2/2019	USD	494,306	82
LME Zinc Base Metal	9	2/2019	USD	556,200	(2,195)
LME Zinc Base Metal	13	2/2019	USD	804,131	(27,745)
LME Zinc Base Metal	20	2/2019	USD	1,237,750	(9,309)
LME Zinc Base Metal	21	2/2019	USD	1,299,638	(52,642)
Natural Gas	113	2/2019	USD	3,221,630	(1,223,585)
RBOB Gasoline	103	2/2019	USD	5,675,712	(647,525)
Sugar No. 11	502	2/2019	USD	6,763,747	400,147
WTI Crude Oil	580	2/2019	USD	26,517,600	(3,923,461)
Cocoa	224	3/2019	USD	5,411,840	527,217
Coffee ‘C’	294	3/2019	USD	11,228,963	(1,645,525)
Corn	1,271	3/2019	USD	23,831,250	(242,595)
Cotton No. 2	10	3/2019	USD	361,000	(27,398)
LME Aluminum Base Metal	49	3/2019	USD	2,261,350	(48,226)
LME Aluminum Base Metal	76	3/2019	USD	3,499,629	(188,045)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	108	3/2019	USD	$ 4,981,365	$ (238,054)
LME Aluminum Base Metal	549	3/2019	USD	25,363,800	(2,803,384)
LME Copper Base Metal	2	3/2019	USD	298,296	(1,672)
LME Copper Base Metal	5	3/2019	USD	746,073	(16,065)
LME Copper Base Metal	443	3/2019	USD	66,114,981	(2,339,498)
LME Lead Base Metal	5	3/2019	USD	252,750	6,454
LME Lead Base Metal	24	3/2019	USD	1,213,200	36,229
LME Lead Base Metal	140	3/2019	USD	7,077,000	131,190
LME Nickel Base Metal	5	3/2019	USD	320,071	(8,743)
LME Nickel Base Metal	19	3/2019	USD	1,218,445	(7,283)
LME Nickel Base Metal	25	3/2019	USD	1,601,437	(32,136)
LME Nickel Base Metal	379	3/2019	USD	24,289,731	(4,176,450)
LME Zinc Base Metal	3	3/2019	USD	185,050	(1,503)
LME Zinc Base Metal	7	3/2019	USD	432,577	(19,993)
LME Zinc Base Metal	21	3/2019	USD	1,297,632	(59,753)
LME Zinc Base Metal	142	3/2019	USD	8,770,275	(430,959)
Low Sulphur Gasoil	110	3/2019	USD	5,629,250	(221,852)
Silver	378	3/2019	USD	29,370,600	1,232,227
Soybean	53	3/2019	USD	2,371,750	(4,766)
Soybean Meal	142	3/2019	USD	4,400,580	3,459
Wheat	208	3/2019	USD	5,233,800	(237,526)
100 oz Gold	227	4/2019	USD	29,230,790	(35,779)
Lean Hogs	20	4/2019	USD	536,600	1,431
Live Cattle	22	4/2019	USD	1,111,000	(2,341)

					(19,546,901)

Short Contracts
LME Aluminum Base Metal	(1)	1/2019	USD	(45,694)	4,328
LME Aluminum Base Metal	(10)	1/2019	USD	(457,135)	35,240
LME Aluminum Base Metal	(21)	1/2019	USD	(977,944)	166,979
LME Aluminum Base Metal	(31)	1/2019	USD	(1,433,223)	177,911
LME Aluminum Base Metal	(34)	1/2019	USD	(1,580,788)	334,162
LME Aluminum Base Metal	(52)	1/2019	USD	(2,373,085)	238,462
LME Aluminum Base Metal	(92)	1/2019	USD	(4,200,306)	393,939
LME Copper Base Metal	(4)	1/2019	USD	(594,900)	34,131
LME Copper Base Metal	(6)	1/2019	USD	(893,013)	31,869
LME Copper Base Metal	(9)	1/2019	USD	(1,338,723)	65,096
LME Copper Base Metal	(12)	1/2019	USD	(1,788,087)	71,134
LME Copper Base Metal	(12)	1/2019	USD	(1,787,571)	73,894
LME Copper Base Metal	(13)	1/2019	USD	(1,937,302)	22,879
LME Lead Base Metal	(1)	1/2019	USD	(50,313)	(2,939)
LME Lead Base Metal	(1)	1/2019	USD	(50,175)	773
LME Lead Base Metal	(4)	1/2019	USD	(201,531)	7,257
LME Lead Base Metal	(5)	1/2019	USD	(252,279)	(4,956)
LME Lead Base Metal	(5)	1/2019	USD	(252,042)	1,693
LME Lead Base Metal	(9)	1/2019	USD	(453,946)	(4,673)
LME Lead Base Metal	(20)	1/2019	USD	(1,005,230)	(12,888)
LME Nickel Base Metal	(1)	1/2019	USD	(63,627)	11,400
LME Nickel Base Metal	(4)	1/2019	USD	(255,225)	27,483
LME Nickel Base Metal	(4)	1/2019	USD	(255,094)	42,735
LME Nickel Base Metal	(4)	1/2019	USD	(254,666)	45,360
LME Nickel Base Metal	(13)	1/2019	USD	(827,229)	171,982
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	7,720
LME Zinc Base Metal	(5)	1/2019	USD	(314,812)	15,302
LME Zinc Base Metal	(5)	1/2019	USD	(309,437)	21,298

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(15)	1/2019	USD	$ (928,313)	$ 21,215
LME Zinc Base Metal	(15)	1/2019	USD	(932,437)	55,081
LME Zinc Base Metal	(19)	1/2019	USD	(1,184,887)	59,352
LME Zinc Base Metal	(24)	1/2019	USD	(1,508,700)	81,540
LME Zinc Base Metal	(25)	1/2019	USD	(1,566,562)	51,697
LME Aluminum Base Metal	(5)	2/2019	USD	(228,953)	19,095
LME Aluminum Base Metal	(12)	2/2019	USD	(551,790)	29,465
LME Aluminum Base Metal	(24)	2/2019	USD	(1,097,352)	87,655
LME Aluminum Base Metal	(28)	2/2019	USD	(1,285,375)	80,993
LME Aluminum Base Metal	(65)	2/2019	USD	(2,980,153)	172,637
LME Aluminum Base Metal	(107)	2/2019	USD	(4,906,806)	295,753
LME Aluminum Base Metal	(230)	2/2019	USD	(10,570,973)	557,620
LME Copper Base Metal	(6)	2/2019	USD	(894,188)	15,201
LME Copper Base Metal	(24)	2/2019	USD	(3,578,550)	158,981
LME Copper Base Metal	(26)	2/2019	USD	(3,876,275)	101,031
LME Copper Base Metal	(40)	2/2019	USD	(5,965,750)	215,863
LME Copper Base Metal	(50)	2/2019	USD	(7,456,788)	136,114
LME Copper Base Metal	(93)	2/2019	USD	(13,870,206)	474,770
LME Lead Base Metal	(3)	2/2019	USD	(151,405)	(5,217)
LME Lead Base Metal	(5)	2/2019	USD	(252,750)	(5,728)
LME Lead Base Metal	(9)	2/2019	USD	(454,718)	(18,348)
LME Lead Base Metal	(11)	2/2019	USD	(556,050)	(20,214)
LME Lead Base Metal	(19)	2/2019	USD	(960,041)	(27,198)
LME Lead Base Metal	(27)	2/2019	USD	(1,364,850)	(55,933)
LME Lead Base Metal	(46)	2/2019	USD	(2,325,300)	(45,561)
LME Nickel Base Metal	(2)	2/2019	USD	(127,646)	11,489
LME Nickel Base Metal	(4)	2/2019	USD	(255,732)	10,199
LME Nickel Base Metal	(7)	2/2019	USD	(447,825)	12,810
LME Nickel Base Metal	(9)	2/2019	USD	(574,751)	55,916
LME Nickel Base Metal	(12)	2/2019	USD	(766,729)	46,532
LME Nickel Base Metal	(14)	2/2019	USD	(894,594)	65,905
LME Nickel Base Metal	(16)	2/2019	USD	(1,023,408)	16,749
LME Nickel Base Metal	(27)	2/2019	USD	(1,726,029)	93,961
LME Zinc Base Metal	(3)	2/2019	USD	(185,663)	4,079
LME Zinc Base Metal	(8)	2/2019	USD	(494,306)	(2,364)
LME Zinc Base Metal	(9)	2/2019	USD	(556,200)	6,273
LME Zinc Base Metal	(13)	2/2019	USD	(804,131)	28,414
LME Zinc Base Metal	(20)	2/2019	USD	(1,237,750)	4,194
LME Zinc Base Metal	(21)	2/2019	USD	(1,299,638)	63,736
NY Harbor ULSD	(18)	2/2019	USD	(1,262,444)	124,267
LME Aluminum Base Metal	(49)	3/2019	USD	(2,261,350)	34,611
LME Aluminum Base Metal	(76)	3/2019	USD	(3,499,629)	190,421
LME Aluminum Base Metal	(108)	3/2019	USD	(4,981,365)	236,197
LME Aluminum Base Metal	(774)	3/2019	USD	(35,758,800)	1,967,999
LME Copper Base Metal	(2)	3/2019	USD	(298,296)	1,338
LME Copper Base Metal	(5)	3/2019	USD	(746,073)	16,038
LME Copper Base Metal	(186)	3/2019	USD	(27,759,338)	657,551
LME Lead Base Metal	(5)	3/2019	USD	(252,750)	(7,702)
LME Lead Base Metal	(24)	3/2019	USD	(1,213,200)	(34,721)
LME Lead Base Metal	(106)	3/2019	USD	(5,358,300)	(142,652)
LME Nickel Base Metal	(5)	3/2019	USD	(320,071)	7,629
LME Nickel Base Metal	(19)	3/2019	USD	(1,218,445)	5,208
LME Nickel Base Metal	(25)	3/2019	USD	(1,601,437)	27,689
LME Nickel Base Metal	(121)	3/2019	USD	(7,754,769)	227,437
LME Zinc Base Metal	(3)	3/2019	USD	(185,050)	1,145

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(7)	3/2019	USD	$ (432,577)	$ 18,796
LME Zinc Base Metal	(21)	3/2019	USD	(1,297,632)	56,817
LME Zinc Base Metal	(154)	3/2019	USD	(9,511,425)	324,466
Soybean Oil	(115)	3/2019	USD	(1,921,650)	(11,335)

					8,532,527

					$(11,014,374)

USD - United States Dollar

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$1,760,424	$—	$1,760,424

GSCO
Cash	—	4,960,308	4,960,308

GSIN
Investment Companies	1,578,097	—	1,578,097

JPPC
Cash	—	12,333,621	12,333,621

MACQ
U.S. Treasury Bills	1,037,542	—	1,037,542

MSCL
Cash	—	14,767,368	14,767,368

SOCG
Cash	2,619,942	—	2,619,942

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
FOREIGN GOVERNMENT SECURITIES - 16.8%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR	7,759,800	$9,365,861
0.10%, 4/15/2026 (a)(b)	EUR	7,342,790	9,115,471
France Government Bond OAT
0.25%, 7/25/2024 (a)(b)	EUR	3,055,742	3,740,529
0.10%, 3/1/2025	EUR	2,690,636	3,210,177
1.85%, 7/25/2027 (a)(b)	EUR	445,072	620,984
0.10%, 3/1/2028 (a)(b)	EUR	413,256	493,278
0.70%, 7/25/2030 (a)(b)	EUR	313,128	402,507
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	6,454,800	9,252,474
0.13%, 3/22/2026	GBP	4,516,929	6,708,892

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $44,269,310)			42,910,173

U.S. TREASURY OBLIGATIONS - 28.4%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020		$17,907,000	18,902,396
0.13%, 4/15/2021 (c)		14,620,000	15,168,583
0.13%, 4/15/2022		16,650,000	16,748,398
0.63%, 4/15/2023 (c)		2,796,000	2,799,285
0.38%, 7/15/2025		3,080,000	3,166,330
0.63%, 1/15/2026		5,730,000	5,935,941
0.13%, 7/15/2026		6,380,000	6,319,158
0.38%, 7/15/2027		3,280,000	3,216,742

TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,994,952)			72,256,833

	SHARES
SHORT-TERM INVESTMENTS - 48.6%
INVESTMENT COMPANIES - 35.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(d)		314,759	314,759
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(d)		1,259,036	1,259,036
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(d)(e)		8,589,889	8,589,889
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(d)(e)		32,919,194	32,919,194
Limited Purpose Cash Investment Fund, 2.50% (1)(d)		44,616,392	44,616,392
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(d)		1,574,640	1,574,640

TOTAL INVESTMENT COMPANIES (Cost $89,264,743)			89,273,910

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 13.5%
U.S. Treasury Bills
2.16%, 1/17/2019 (f)	$4,563,000	$4,558,656
2.16%, 1/24/2019 (f)	3,312,000	3,307,380
2.18%, 1/31/2019 (f)	1,331,000	1,328,545
2.20%, 2/7/2019 (f)(g)	5,587,000	5,573,794
2.36%, 2/14/2019 (f)	1,524,000	1,519,640
2.23%, 2/28/2019 (f)(g)	2,528,000	2,518,468
2.52%, 6/20/2019 (f)(g)	13,411,000	13,257,227
2.51%, 6/27/2019 (f)	2,354,000	2,325,934

TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,386,753)		34,389,644

TOTAL SHORT-TERM INVESTMENTS (Cost $123,651,496)		123,663,554

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 93.8% (Cost $241,915,758)		238,830,560

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.2% (h)		15,803,907

NET ASSETS - 100.0%		$254,634,467

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2018, the value of these securities amounted to $23,738,630 or 9.32% of net assets.

(b)	Inflation protected security.
(c)	All or a portion of the security pledged as collateral for futures contracts.
(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for swap contracts.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

Credit default swap contracts outstanding — sell protection as of December 31, 2018:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE RECEIVED	PAYMENTS FREQUENCY	MATURITY DATE	CREDIT SPREAD		NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Crossover Series 30.V2	5.00%	Quarterly	12/20/2023	3.55%	EUR	26,225,000	$3,128,131	$(1,203,517)	$1,924,614
iTraxx Europe Series 30.V1	1.00%	Quarterly	12/20/2023	0.88%	EUR	57,000,000	1,041,864	(641,906)	399,958
Markit CDX North America High Yield Index Series 31.V1	5.00%	Quarterly	12/20/2023	4.49%	USD	30,800,000	2,124,977	(1,452,442)	672,535
Markit CDX North America Investment Grade Index Series 31.V1	1.00%	Quarterly	12/20/2023	0.88%	USD	64,875,000	1,154,187	(767,842)	386,345

							7,449,159	(4,065,707)	3,383,452

Markit CDX Emerging Market Index Series 30.V1	1.00%	Quarterly	12/20/2023	2.07%	USD	9,750,000	(411,935)	(44,004)	(455,939)

							(411,935)	(44,004)	(455,939)

							$7,037,224	$(4,109,711)	$2,927,513

Forward effective interest rate swap contracts outstanding as of December 31, 2018:

Exchange Cleared

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE		NOTIONAL AMOUNT	UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Hong Kong Interbank Offered Rate Quarterly	3.00% Quarterly	3/20/2024	HKD	76,700,000	$51,222	$261,332	$312,554
Pay	3 Month Hong Kong Interbank Offered Rate Quarterly	2.50% Quarterly	6/19/2024	HKD	100,000	(7)	101	94
Pay	3 Month Hong Kong Interbank Offered Rate Quarterly	3.00% Quarterly	6/19/2024	HKD	18,500,000	28,793	44,433	73,226
Pay	3 Month Johannesburg Interbank Agreed Rate Quarterly	8.00% Quarterly	3/20/2024	ZAR	213,800,000	(174,408)	340,324	165,916
Pay	3 Month Johannesburg Interbank Agreed Rate Quarterly	8.00% Quarterly	6/19/2024	ZAR	32,800,000	(4,474)	23,541	19,067
Pay	3 Month Korean Certificate of Deposit Quarterly	2.00% Quarterly	3/20/2024	KRW	33,225,100,000	(12,394)	344,378	331,984
Pay	6 Month Budapest Interbank Offered Rate Semi-Annually	2.50% Annually	3/20/2024	HUF	1,070,300,000	(11,317)	168,623	157,306

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE		NOTIONAL AMOUNT	UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	6 Month Budapest Interbank Offered Rate Semi-Annually	2.50% Annually	6/19/2024	HUF	263,600,000	$ 14,491	$ 19,222	$ 33,713
Pay	6 Month Budapest Interbank Offered Rate Semi-Annually	2.00% Annually	6/19/2024	HUF	132,100,000	(3,333)	8,830	5,497
Pay	6 Month Prague Interbank Offered Rate Semi-Annually	2.50% Annually	3/20/2024	CZK	109,900,000	23,363	147,216	170,579
Pay	6 Month Singapore Interbank Offered Rate Semi-Annually	2.50% Semi-Annually	3/20/2024	SGD	20,900,000	155,864	271,283	427,147
Pay	6 Month Singapore Interbank Offered Rate Semi-Annually	2.00% Semi-Annually	6/19/2024	SGD	600,000	(3,379)	4,788	1,409
Pay	6 Month Singapore Interbank Offered Rate Semi-Annually	2.50% Semi-Annually	6/19/2024	SGD	2,900,000	37,306	20,438	57,744
Pay	6 Month Warsaw Interbank Offered Rate Semi-Annually	2.50% Annually	3/20/2024	PLN	70,100,000	(98,191)	405,038	306,847
Pay	6 Month Warsaw Interbank Offered Rate Semi-Annually	2.50% Annually	6/19/2024	PLN	700,000	1,256	1,431	2,687

						4,792	2,060,978	2,065,770

Pay	1 Month Mexico Equilibrium Interbank Interest Rate Monthly	8.00% Monthly	3/13/2024	MXN	222,100,000	$(37,636)	$(233,854)	$(271,490)
Pay	1 Month Mexico Equilibrium Interbank Interest Rate Monthly	8.50% Monthly	3/13/2024	MXN	8,800,000	(5,700)	3,981	(1,719)

						(43,336)	(229,873)	(273,209)

						$(38,544)	$1,831,105	$1,792,561

(a)	Floating rate indices at December 31, 2018 were as follows:
1 Month Mexico Equilibrium Interbank Interest Rate: 8.59%
3 Month Hong Kong Interbank Offered Rate: 2.33%
3 Month Johannesburg Interbank Agreed Rate: 7.15%
3 Month Korean Certificate of Deposit: 1.93%
6 Month Budapest Interbank Offered Rate: 0.27%
6 Month Prague Interbank Offered Rate: 2.07%
6 Month Singapore Interbank Offered Rate: 1.91%
6 Month Warsaw Interbank Offered Rate: 1.69%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/01/2019	USD	48,320	$5,932
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/01/2019	USD	24,160	2,917
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	24,160	3,002
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(131,250)	235
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(324,900)	22,744
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/08/2019	USD	(72,200)	5,905
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	5,170,800	8,468
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	21,719,300	24,967
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2019	HKD	13,132,600	7,770
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/14/2019	USD	(268,290)	17,473
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/14/2019	USD	(414,630)	10,760
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2019	USD	(219,510)	16,420
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	04/12/2019	USD	107,320	312
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	297,300	7,438
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/01/2019	USD	2,180,200	40,255
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/01/2019	USD	(396,400)	80
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/01/2019	USD	1,684,700	31,075

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	89,500	$ 260
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(89,500)	191
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	984,500	772
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	760,750	1,572
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(760,750)	19,934
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(1,745,250)	14,096
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(716,000)	16,252
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	2,506,000	3,233
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(309,900)	1,250
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(434,460)	15,071

								278,384

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	152,775	(21,077)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	458,325	(60,963)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/08/2019	USD	152,775	(21,197)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(38,194)	(239)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	450,000	(8,066)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	1,087,500	(7,603)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	300,000	(2,764)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	206,250	(5,225)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	72,200	$ (5,955)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	758,100	(60,615)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	72,200	(5,870)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/13/2019	BRL	5,753,800	(38,442)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	24,438	(2,418)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	97,750	(10,566)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/14/2019	KRW	1,703,000,000	(1,739)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2019	USD	73,170	(1,842)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2019	USD	268,290	(12,491)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2019	USD	219,510	(12,183)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/14/2019	USD	853,650	(45,420)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/01/2019	USD	(1,585,600)	(36,472)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(297,300)	(3,822)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	04/05/2019	USD	404,000	(160)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/05/2019	USD	50,500	(77)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	1,745,250	(6,171)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	898,710	(1,576)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	1,587,450	(50,139)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE		NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	276,788	$ (16,350)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	125,813	(7,799)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	50,325	(2,900)

								(450,141)

								$(171,757)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	1	1/2019	USD	$45,713	$(3,464)
LME Aluminum Base Metal	1	1/2019	USD	45,646	(4,407)
LME Aluminum Base Metal	1	1/2019	USD	45,588	(4,780)
LME Aluminum Base Metal	1	1/2019	USD	45,901	(4,727)
LME Aluminum Base Metal	1	1/2019	USD	46,569	(7,969)
LME Aluminum Base Metal	4	1/2019	USD	185,975	(35,812)
LME Aluminum Base Metal	6	1/2019	USD	273,933	(26,685)
LME Copper Base Metal	1	1/2019	USD	148,836	(5,167)
LME Copper Base Metal	1	1/2019	USD	149,023	(1,730)
LME Lead Base Metal	1	1/2019	USD	50,434	(94)
LME Lead Base Metal	2	1/2019	USD	100,384	(9)
LME Nickel Base Metal	1	1/2019	USD	63,784	(9,869)
LME Nickel Base Metal	1	1/2019	USD	63,746	(9,894)
LME Nickel Base Metal	1	1/2019	USD	63,667	(11,153)
LME Nickel Base Metal	1	1/2019	USD	63,627	(11,406)
LME Nickel Base Metal	2	1/2019	USD	127,266	(25,623)
LME Zinc Base Metal	1	1/2019	USD	62,362	(3,140)
MSCI Taiwan Index	33	1/2019	USD	1,186,020	24,710
100 oz Gold	79	2/2019	USD	10,122,270	349,680
Brent Crude Oil	77	2/2019	USD	4,159,540	(533,988)
LME Aluminum Base Metal	1	2/2019	USD	45,790	(3,869)
LME Aluminum Base Metal	1	2/2019	USD	45,839	(2,614)
LME Aluminum Base Metal	1	2/2019	USD	45,849	(2,679)
LME Aluminum Base Metal	1	2/2019	USD	45,906	(2,997)
LME Aluminum Base Metal	2	2/2019	USD	91,922	(5,034)
LME Aluminum Base Metal	3	2/2019	USD	137,574	(8,238)
LME Aluminum Base Metal	4	2/2019	USD	182,892	(14,420)
LME Aluminum Base Metal	10	2/2019	USD	459,825	(25,942)
LME Aluminum Base Metal	19	2/2019	USD	873,459	(47,148)
LME Copper Base Metal	1	2/2019	USD	149,156	(6,702)
LME Copper Base Metal	2	2/2019	USD	298,063	(3,292)
LME Copper Base Metal	2	2/2019	USD	298,298	(8,108)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	3	2/2019	USD	$ 447,263	$ (10,246)
LME Copper Base Metal	4	2/2019	USD	596,575	(19,937)
LME Lead Base Metal	1	2/2019	USD	50,528	1,550
LME Nickel Base Metal	1	2/2019	USD	63,933	(2,880)
LME Nickel Base Metal	1	2/2019	USD	63,969	(744)
LME Nickel Base Metal	1	2/2019	USD	63,823	(6,354)
LME Nickel Base Metal	1	2/2019	USD	63,975	(1,848)
LME Zinc Base Metal	1	2/2019	USD	61,788	10
LME Zinc Base Metal	1	2/2019	USD	61,856	(2,134)
LME Zinc Base Metal	1	2/2019	USD	61,887	(2,507)
LME Zinc Base Metal	1	2/2019	USD	61,887	435
Natural Gas	31	2/2019	USD	883,810	(335,616)
NY Harbor ULSD	7	2/2019	USD	490,951	(49,084)
RBOB Gasoline	14	2/2019	USD	771,456	(88,622)
Sugar No. 11	49	2/2019	USD	660,206	36,190
WTI Crude Oil	111	2/2019	USD	5,074,920	(722,978)
Australia 10 Year Bond	62	3/2019	AUD	5,793,875	50,983
Canada 10 Year Bond	67	3/2019	CAD	6,712,269	212,757
Cocoa	23	3/2019	USD	555,680	63,778
Coffee ‘C’	9	3/2019	USD	343,744	(67,244)
Corn	139	3/2019	USD	2,606,250	(12,689)
EURO STOXX 50 Index	15	3/2019	EUR	511,119	(10,759)
Euro-Bund	455	3/2019	EUR	85,256,058	685,930
Feeder Cattle	6	3/2019	USD	440,250	12,091
FTSE 100 Index	19	3/2019	GBP	1,612,637	(2,311)
Japan 10 Year Bond	26	3/2019	JPY	36,170,613	137,157
KC HRW Wheat	7	3/2019	USD	171,062	(18,567)
LME Aluminum Base Metal	1	3/2019	USD	46,178	(2,525)
LME Aluminum Base Metal	1	3/2019	USD	46,150	(478)
LME Aluminum Base Metal	1	3/2019	USD	46,150	(1,628)
LME Aluminum Base Metal	1	3/2019	USD	46,059	(2,906)
LME Aluminum Base Metal	1	3/2019	USD	46,189	(1,870)
LME Aluminum Base Metal	2	3/2019	USD	92,270	(4,086)
LME Aluminum Base Metal	2	3/2019	USD	92,204	(4,814)
LME Aluminum Base Metal	8	3/2019	USD	368,382	(19,829)
LME Aluminum Base Metal	73	3/2019	USD	3,372,600	(418,919)
LME Copper Base Metal	1	3/2019	USD	149,224	(5,016)
LME Copper Base Metal	1	3/2019	USD	149,288	(965)
LME Copper Base Metal	1	3/2019	USD	149,137	(1,416)
LME Copper Base Metal	1	3/2019	USD	149,331	(1,972)
LME Copper Base Metal	1	3/2019	USD	149,263	(4,077)
LME Copper Base Metal	2	3/2019	USD	298,585	(6,346)
LME Copper Base Metal	45	3/2019	USD	6,715,969	(241,622)
LME Lead Base Metal	1	3/2019	USD	50,550	2,035
LME Lead Base Metal	2	3/2019	USD	101,100	1,857
LME Lead Base Metal	2	3/2019	USD	101,100	4,794
LME Lead Base Metal	14	3/2019	USD	707,700	15,522
LME Nickel Base Metal	1	3/2019	USD	64,014	(1,749)
LME Nickel Base Metal	3	3/2019	USD	192,141	(2,448)
LME Nickel Base Metal	4	3/2019	USD	256,335	(6,980)
LME Nickel Base Metal	5	3/2019	USD	320,314	(4,181)
LME Nickel Base Metal	44	3/2019	USD	2,819,916	(523,910)
LME Zinc Base Metal	1	3/2019	USD	61,797	(1,443)
LME Zinc Base Metal	1	3/2019	USD	61,800	(1,303)
LME Zinc Base Metal	1	3/2019	USD	61,796	(2,982)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Zinc Base Metal	12	3/2019	USD	$ 741,150	$ (40,502)
Long Gilt	137	3/2019	GBP	21,507,970	81,499
Low Sulphur Gasoil	22	3/2019	USD	1,125,850	(106,425)
Russell 2000 E-Mini Index	35	3/2019	USD	2,360,750	(129,486)
S&P 500 E-Mini Index	194	3/2019	USD	24,300,440	(1,104,676)
S&P Midcap 400 E-Mini Index	15	3/2019	USD	2,493,300	(123,424)
Silver	25	3/2019	USD	1,942,500	97,510
TOPIX Index	31	3/2019	JPY	4,224,123	(250,762)
U.S. Treasury 10 Year Note	1,117	3/2019	USD	136,291,453	3,116,846
Wheat	2	3/2019	USD	50,325	(2,815)
100 oz Gold	19	4/2019	USD	2,446,630	(2,995)

					(314,696)

Short Contracts
LME Aluminum Base Metal	(1)	1/2019	USD	(45,646)	4,412
LME Aluminum Base Metal	(1)	1/2019	USD	(45,588)	4,934
LME Aluminum Base Metal	(1)	1/2019	USD	(45,713)	3,524
LME Aluminum Base Metal	(1)	1/2019	USD	(45,901)	4,829
LME Aluminum Base Metal	(1)	1/2019	USD	(46,569)	7,929
LME Aluminum Base Metal	(4)	1/2019	USD	(185,975)	36,813
LME Aluminum Base Metal	(6)	1/2019	USD	(273,933)	25,805
LME Copper Base Metal	(1)	1/2019	USD	(148,836)	5,396
LME Copper Base Metal	(1)	1/2019	USD	(149,023)	1,760
LME Lead Base Metal	(1)	1/2019	USD	(50,434)	(25)
LME Lead Base Metal	(2)	1/2019	USD	(100,384)	127
LME Nickel Base Metal	(1)	1/2019	USD	(63,627)	11,446
LME Nickel Base Metal	(1)	1/2019	USD	(63,667)	11,340
LME Nickel Base Metal	(1)	1/2019	USD	(63,746)	9,751
LME Nickel Base Metal	(1)	1/2019	USD	(63,784)	9,533
LME Nickel Base Metal	(2)	1/2019	USD	(127,266)	24,607
LME Zinc Base Metal	(1)	1/2019	USD	(62,362)	3,124
LME Aluminum Base Metal	(1)	2/2019	USD	(45,839)	2,687
LME Aluminum Base Metal	(1)	2/2019	USD	(45,906)	2,893
LME Aluminum Base Metal	(1)	2/2019	USD	(45,849)	2,656
LME Aluminum Base Metal	(1)	2/2019	USD	(45,790)	3,819
LME Aluminum Base Metal	(2)	2/2019	USD	(91,922)	4,849
LME Aluminum Base Metal	(3)	2/2019	USD	(137,574)	8,292
LME Aluminum Base Metal	(4)	2/2019	USD	(182,892)	14,609
LME Aluminum Base Metal	(10)	2/2019	USD	(459,825)	24,259
LME Aluminum Base Metal	(19)	2/2019	USD	(873,459)	45,813
LME Copper Base Metal	(1)	2/2019	USD	(149,156)	6,916
LME Copper Base Metal	(2)	2/2019	USD	(298,298)	8,121
LME Copper Base Metal	(2)	2/2019	USD	(298,063)	5,067
LME Copper Base Metal	(3)	2/2019	USD	(447,263)	11,657
LME Copper Base Metal	(4)	2/2019	USD	(596,575)	21,586
LME Lead Base Metal	(1)	2/2019	USD	(50,528)	(1,801)
LME Nickel Base Metal	(1)	2/2019	USD	(63,823)	5,744
LME Nickel Base Metal	(1)	2/2019	USD	(63,933)	2,550
LME Nickel Base Metal	(1)	2/2019	USD	(63,969)	762
LME Nickel Base Metal	(1)	2/2019	USD	(63,975)	1,830
LME Zinc Base Metal	(1)	2/2019	USD	(61,856)	2,186
LME Zinc Base Metal	(1)	2/2019	USD	(61,887)	(391)
LME Zinc Base Metal	(1)	2/2019	USD	(61,887)	3,035
LME Zinc Base Metal	(1)	2/2019	USD	(61,788)	(296)
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	1,635

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(1)	3/2019	USD	$ (46,189)	$ 1,983
LME Aluminum Base Metal	(1)	3/2019	USD	(46,178)	2,250
LME Aluminum Base Metal	(1)	3/2019	USD	(46,059)	2,867
LME Aluminum Base Metal	(1)	3/2019	USD	(46,150)	192
LME Aluminum Base Metal	(2)	3/2019	USD	(92,270)	3,945
LME Aluminum Base Metal	(2)	3/2019	USD	(92,204)	5,302
LME Aluminum Base Metal	(8)	3/2019	USD	(368,382)	20,044
LME Aluminum Base Metal	(64)	3/2019	USD	(2,956,800)	174,135
LME Copper Base Metal	(1)	3/2019	USD	(149,263)	4,606
LME Copper Base Metal	(1)	3/2019	USD	(149,224)	4,792
LME Copper Base Metal	(1)	3/2019	USD	(149,288)	904
LME Copper Base Metal	(1)	3/2019	USD	(149,331)	1,867
LME Copper Base Metal	(1)	3/2019	USD	(149,137)	1,643
LME Copper Base Metal	(2)	3/2019	USD	(298,585)	5,835
LME Copper Base Metal	(21)	3/2019	USD	(3,134,119)	60,748
LME Lead Base Metal	(1)	3/2019	USD	(50,550)	(1,928)
LME Lead Base Metal	(2)	3/2019	USD	(101,100)	(4,268)
LME Lead Base Metal	(2)	3/2019	USD	(101,100)	(2,275)
LME Lead Base Metal	(8)	3/2019	USD	(404,400)	(11,140)
LME Nickel Base Metal	(1)	3/2019	USD	(64,014)	1,526
LME Nickel Base Metal	(3)	3/2019	USD	(192,141)	3,263
LME Nickel Base Metal	(4)	3/2019	USD	(256,335)	7,735
LME Nickel Base Metal	(5)	3/2019	USD	(320,314)	5,871
LME Nickel Base Metal	(19)	3/2019	USD	(1,217,691)	45,484
LME Zinc Base Metal	(1)	3/2019	USD	(61,795)	2,726
LME Zinc Base Metal	(1)	3/2019	USD	(61,797)	1,625
LME Zinc Base Metal	(1)	3/2019	USD	(61,800)	1,809
LME Zinc Base Metal	(7)	3/2019	USD	(432,338)	10,329

					695,653

					$380,957

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	7,189,800	USD	1,835,420	CITI**	3/20/2019	$9,150
BRL	10,784,700	USD	2,753,133	JPMC**	3/20/2019	13,722
CHF	1,600	USD	1,637	CITI	3/20/2019	3
CHF	2,400	USD	2,455	JPMC	3/20/2019	4
CNY	15,656,400	USD	2,248,754	CITI**	3/20/2019	30,291
CNY	23,484,600	USD	3,373,136	JPMC**	3/20/2019	45,432
CZK	5,069,600	USD	223,854	CITI	3/20/2019	2,349
CZK	7,604,400	USD	335,782	JPMC	3/20/2019	3,522
EUR	12,634,756	USD	14,462,422	CITI	3/20/2019	107,291
EUR	18,952,146	USD	21,693,820	JPMC	3/20/2019	160,763
GBP	1,160,866	USD	1,472,449	CITI	3/20/2019	12,700
GBP	1,741,299	USD	2,208,677	JPMC	3/20/2019	19,047
HUF	848,839,600	USD	3,016,875	CITI	3/20/2019	28,651
HUF	1,273,259,400	USD	4,525,318	JPMC	3/20/2019	42,971

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
INR	319,862,400	USD	4,452,503	CITI**	3/20/2019	$ 108,461
INR	479,793,600	USD	6,678,763	JPMC**	3/20/2019	162,683
KRW	6,568,328,500	USD	5,868,780	CITI**	3/20/2019	45,008
KRW	9,852,492,750	USD	8,803,181	JPMC**	3/20/2019	67,501
MXN	194,488,795	USD	9,388,123	CITI	3/20/2019	391,416
MXN	291,733,205	USD	14,082,203	JPMC	3/20/2019	587,109
PLN	26,522,800	USD	7,034,818	CITI	3/20/2019	65,090
PLN	39,784,200	USD	10,552,239	JPMC	3/20/2019	97,621
USD	335,264	BRL	1,300,000	CITI**	3/20/2019	1,744
USD	502,895	BRL	1,950,000	JPMC**	3/20/2019	2,615
USD	2,824,460	EUR	2,446,387	CITI	3/20/2019	3,419
USD	4,236,684	EUR	3,669,580	JPMC	3/20/2019	5,124
USD	10,336,748	GBP	8,039,150	CITI	3/20/2019	51,897
USD	15,505,099	GBP	12,058,722	JPMC	3/20/2019	77,825
USD	212,774	HKD	1,660,600	CITI	3/20/2019	224
USD	319,161	HKD	2,490,900	JPMC	3/20/2019	335
USD	91,648	KRW	101,583,000	CITI**	3/20/2019	189
USD	137,473	KRW	152,374,500	JPMC**	3/20/2019	283
USD	504,284	ZAR	7,304,800	CITI	3/20/2019	1,203
USD	756,424	ZAR	10,957,200	JPMC	3/20/2019	1,804

Total unrealized appreciation						2,147,447

BRL	17,658,600	USD	4,574,693	CITI**	3/20/2019	(44,312)
BRL	26,487,900	USD	6,862,047	JPMC**	3/20/2019	(66,477)
CLP	138,777,600	USD	202,490	CITI**	3/20/2019	(2,356)
CLP	208,166,400	USD	303,735	JPMC**	3/20/2019	(3,534)
EUR	323,440	USD	373,487	CITI	3/20/2019	(514)
EUR	485,161	USD	560,233	JPMC	3/20/2019	(771)
GBP	2,073,714	USD	2,665,081	CITI	3/20/2019	(12,085)
GBP	3,110,563	USD	3,997,615	JPMC	3/20/2019	(18,131)
HKD	1,976,000	USD	253,458	CITI	3/20/2019	(538)
HKD	2,964,000	USD	380,188	JPMC	3/20/2019	(807)
HUF	70,254,000	USD	252,155	CITI	3/20/2019	(92)
HUF	105,381,000	USD	378,232	JPMC	3/20/2019	(139)
KRW	2,180,476,300	USD	1,969,034	CITI**	3/20/2019	(5,844)
KRW	3,270,714,449	USD	2,953,554	JPMC**	3/20/2019	(8,770)
USD	1,650,731	BRL	6,486,400	CITI**	3/20/2019	(13,380)
USD	2,476,093	BRL	9,729,600	JPMC**	3/20/2019	(20,072)
USD	1,625	CHF	1,600	CITI	3/20/2019	(14)
USD	2,438	CHF	2,400	JPMC	3/20/2019	(22)
USD	172,748	CNY	1,193,600	CITI**	3/20/2019	(1,000)
USD	259,122	CNY	1,790,400	JPMC**	3/20/2019	(1,500)
USD	40,246,713	EUR	35,098,613	CITI	3/20/2019	(227,098)
USD	60,369,992	EUR	52,647,917	JPMC	3/20/2019	(340,723)
USD	309,670	GBP	244,000	CITI	3/20/2019	(2,490)
USD	464,505	GBP	366,000	JPMC	3/20/2019	(3,735)
USD	123,902	HKD	968,200	CITI	3/20/2019	(25)
USD	185,854	HKD	1,452,300	JPMC	3/20/2019	(36)
USD	1,942,756	HUF	551,254,000	CITI	3/20/2019	(35,071)
USD	2,914,131	HUF	826,881,000	JPMC	3/20/2019	(52,611)
USD	385,101	INR	27,954,800	CITI**	3/20/2019	(13,510)
USD	577,651	INR	41,932,200	JPMC**	3/20/2019	(20,266)
USD	2,653,094	KRW	2,983,279,800	CITI**	3/20/2019	(32,900)
USD	3,979,635	KRW	4,474,919,700	JPMC**	3/20/2019	(49,355)
USD	2,446,461	MXN	50,226,400	CITI	3/20/2019	(79,088)
USD	3,668,667	MXN	75,339,600	JPMC	3/20/2019	(119,656)
USD	3,007,027	PLN	11,367,600	CITI	3/20/2019	(35,974)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	4,512,212	PLN	17,051,400	JPMC	3/20/2019	$ (52,290)
USD	818,248	ZAR	11,948,400	CITI	3/20/2019	(4,637)
USD	1,227,370	ZAR	17,922,600	JPMC	3/20/2019	(6,958)
ZAR	81,046,000	USD	5,789,692	CITI	3/20/2019	(208,064)
ZAR	121,569,002	USD	8,684,551	JPMC	3/20/2019	(312,107)

Total unrealized depreciation						(1,796,952)

Net unrealized appreciation						$350,495

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$3,768,614	$3,768,614

CITG
Cash	—	4,532,715	4,532,715

CITI
Cash	943,897	—	943,897

GSCO
Cash	—	(1,146,396)	(1,146,396)
U.S. Treasury Inflation Linked Notes	—	1,736,511	1,736,511

JPMC
Investment Companies	8,589,889	—	8,589,889

JPMS
Cash	—	74,308	74,308

MLIN
Cash	140,739	—	140,739

MSCL
Cash	—	(2,680,487)	(2,680,487)
U.S. Treasury Inflation Linked Notes	—	1,325,335	1,325,335

MSCS
U.S. Treasury Bills	822,958	—	822,958

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$267,248	$—	$267,248

GSCO
Cash	—	1,167,698	1,167,698

GSIN
Investment Companies	436,337	—	436,337

JPPC
Cash	—	1,444,289	1,444,289

MACQ
U.S. Treasury Bills	52,875	—	52,875

MLIN
Cash	475,677	—	475,677

MSCL
Cash	—	2,201,019	2,201,019

SOCG
Cash	185,372	—	185,372

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
FOREIGN GOVERNMENT SECURITIES - 24.2%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR	1,077,750	$1,300,814
0.10%, 4/15/2026 (a)(b)	EUR	1,048,970	1,302,210
France Government Bond OAT
0.25%, 7/25/2024 (a)(b)	EUR	433,514	530,663
0.10%, 3/1/2025	EUR	413,944	493,873
1.85%, 7/25/2027 (a)(b)	EUR	111,268	155,246
0.10%, 3/1/2028 (a)(b)	EUR	103,314	123,320
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	868,464	1,244,879
0.13%, 3/22/2026	GBP	661,014	981,789

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $6,220,964)			6,132,794

U.S. TREASURY OBLIGATIONS - 36.7%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020 (c)		$1,311,000	1,383,875
0.13%, 4/15/2021 (c)		2,310,000	2,396,677
0.13%, 4/15/2022 (c)		2,450,000	2,464,479
0.63%, 4/15/2023 (c)		482,000	482,566
0.38%, 7/15/2025		420,000	431,772
0.63%, 1/15/2026		800,000	828,753
0.13%, 7/15/2026		860,000	851,799
0.38%, 7/15/2027		480,000	470,743

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,544,662)			9,310,664

SHORT-TERM INVESTMENTS - 83.2%
REPURCHASE AGREEMENTS - 23.4%
Citigroup Global Markets Holdings, Inc., 2.60%, dated 12/28/2018, due 1/3/2019, repurchase price $100,862, collateralized by U.S. Treasury Inflation Linked Notes, 0.13%, due 4/15/2022		100,818	100,818
Merrill Lynch Pierce Fenner & Smith, Inc., 2.43%, dated 11/28/2018, due 1/10/2019, repurchase price $1,166,626 , collateralized by U.S. Treasury Inflation Linked Notes, 0.13%, due 4/15/2020		1,163,250	1,163,250
Morgan Stanley & Co. LLC Incorporated, 2.50%, dated 12/27/2018, due 1/3/2019, repurchase price $1,863,906, collateralized by U.S. Treasury Inflation Linked Notes, 0.13%, due 4/15/2021		1,863,000	1,863,000
Morgan Stanley & Co. LLC Incorporated, 2.50%, dated 12/27/2018, due 1/3/2019, repurchase price $422,205, collateralized by U.S. Treasury Inflation Linked Notes, 0.13%, due 4/15/2020		422,000	422,000
Morgan Stanley & Co. LLC, 2.46%, dated 1/3/2019, due 1/10/2019, repurchase price $1,868,393 (i)		1,867,500	1,867,500

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENTS - 23.4% (continued)
Morgan Stanley & Co. LLC, 2.46%, dated 1/3/2019, due 1/10/2019, repurchase price $422,702 (i)	$422,500	$422,500
Morgan Stanley & Co. LLC, 2.46%, dated 1/3/2019, due 1/10/2019, repurchase price $100,548 (i)	100,500	100,500

TOTAL REPURCHASE AGREEMENTS (Cost $5,939,568)		5,939,568

	SHARES
INVESTMENT COMPANIES - 38.0%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(d)	5,019	5,019
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(d)	20,077	20,077
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(d)(e)	230,066	230,066
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(d)(e)	3,620,973	3,620,973
Limited Purpose Cash Investment Fund, 2.50% (1)(d)	5,722,129	5,722,129
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(d)	25,096	25,096

TOTAL INVESTMENT COMPANIES (Cost $9,621,891)		9,623,360

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 21.8%
U.S. Treasury Bills
2.16%, 1/24/2019 (f)	$1,098,000	1,096,468
2.18%, 1/31/2019 (f)	1,178,000	1,175,827
2.24%, 2/28/2019 (f)	1,510,000	1,504,307
2.50%, 5/16/2019 (f)(g)	1,773,000	1,756,972

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,533,613)		5,533,574

TOTAL SHORT-TERM INVESTMENTS (Cost $21,095,072)		21,096,502

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 144.1% (Cost $36,860,698)		36,539,960

LIABILITIES IN EXCESS OF OTHER ASSETS - (44.1)% (h)		(11,187,246)

NET ASSETS - 100.0%		$25,352,714

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2018, the value of these securities amounted to $3,412,253 or 13.46% of net assets.

(b)	Inflation protected security.
(c)	On 12/31/2018, securities valued at $6,727,597 were pledged as collateral for reverse repurchase agreements outstanding.
(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for swap contracts.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
(i)

Total unsettled repurchase agreements in the amount of $2,390,500 is outstanding at period end to be collateralized by $2,300,000 U.S. Treasury Inflation Linked Notes with a value of $2,391,643, inclusive of accrued interest, upon settlement.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

Reverse repurchase agreements at December 31, 2018:

Over the Counter

COUNTERPARTY	TRADE DATE	RATE	DUE DATE	PRINCIPAL AMOUNT AND VALUE OF REVERSE REPURCHASE AGREEMENT
CITI	11/6/2018	2.48%	1/10/2019	$2,525,473
MPFS	11/6/2018	2.48%	1/10/2019	4,212,750
MPFS	11/6/2018	2.48%	1/10/2019	2,944,522
MPFS	11/6/2018	2.48%	1/10/2019	376,270
MPFS	12/6/2018	2.65%	1/10/2019	98,875

				$10,157,890

The weighted average daily balance of the reverse repurchase agreements during the period ended December 31, 2018 was $11,364,632 at a net weighted average interest rate of 1.994%

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(152,775)	$3,900
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/08/2019	USD	(38,194)	834
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/08/2019	USD	(38,194)	1,125
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(318,750)	7,721
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(75,000)	1,872

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(93,750)	$ 806
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(37,500)	925
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(108,300)	11,754
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(36,100)	3,810
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/08/2019	USD	(36,100)	2,630
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	1,292,700	2,395
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	6,566,300	7,638
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(24,438)	1,006
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/14/2019	USD	(48,780)	4,540
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2019	USD	(195,120)	18,130
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	445,950	9,370
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/01/2019	USD	247,750	5,003
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(268,500)	9,176
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	268,500	357
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(581,750)	11,877
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	581,750	1,073
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	44,750	9
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(44,750)	1,500

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(154,950)	$ 1,760
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(233,940)	10,164
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(50,325)	2,288

								121,663

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	152,775	(21,590)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	38,194	(5,426)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/08/2019	USD	38,194	(5,322)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	93,750	(774)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	37,500	(401)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	318,750	(2,714)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	75,000	(1,000)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	36,100	(3,014)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	36,100	(2,955)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	108,300	(8,876)
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2019	HKD	1,010,200	(349)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/13/2019	BRL	1,327,800	(7,453)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	24,438	(2,594)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	03/14/2019	KRW	458,500,000	(441)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2019	USD	195,120	(9,377)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2019	USD	48,780	$ (3,890)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(445,950)	(9,033)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/01/2019	USD	(247,750)	(7,011)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	154,950	(147)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	233,940	(7,520)
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	7,735,200	(2,465)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	50,325	(2,900)

								(105,252)

								$16,411

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	1	1/2019	USD	$45,655	$(4,447)
LME Aluminum Base Metal	1	1/2019	USD	45,704	(3,793)
LME Lead Base Metal	1	1/2019	USD	50,313	(64)
MSCI Taiwan Index	1	1/2019	USD	35,940	1,033
100 oz Gold	14	2/2019	USD	1,793,820	60,797
Brent Crude Oil	16	2/2019	USD	864,320	(115,441)
Lean Hogs	5	2/2019	USD	121,950	(7,980)
Live Cattle	7	2/2019	USD	346,850	4,536
LME Aluminum Base Metal	1	2/2019	USD	45,723	(3,605)
LME Aluminum Base Metal	2	2/2019	USD	91,812	(5,168)
LME Aluminum Base Metal	5	2/2019	USD	229,857	(12,407)
LME Copper Base Metal	1	2/2019	USD	149,194	(7,872)
LME Copper Base Metal	1	2/2019	USD	149,120	(2,558)
LME Copper Base Metal	1	2/2019	USD	149,071	(5,931)
LME Nickel Base Metal	1	2/2019	USD	63,927	(3,456)
LME Nickel Base Metal	1	2/2019	USD	63,969	(744)
LME Zinc Base Metal	1	2/2019	USD	61,887	(2,865)
Natural Gas	6	2/2019	USD	171,060	(64,751)
NY Harbor ULSD	1	2/2019	USD	70,136	(6,425)
RBOB Gasoline	2	2/2019	USD	110,208	(12,326)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
Sugar No. 11	13	2/2019	USD	$ 175,157	$ 8,152
WTI Crude Oil	22	2/2019	USD	1,005,840	(144,895)
Australia 10 Year Bond	15	3/2019	AUD	1,401,744	16,188
Canada 10 Year Bond	16	3/2019	CAD	1,602,930	51,219
Cocoa	5	3/2019	USD	120,800	15,655
Coffee ‘C’	5	3/2019	USD	190,969	(3,975)
Corn	31	3/2019	USD	581,250	(8,115)
Cotton No. 2	3	3/2019	USD	108,300	(11,389)
EURO STOXX 50 Index	5	3/2019	EUR	170,373	(3,586)
Euro-Bund	80	3/2019	EUR	14,990,076	112,264
Feeder Cattle	1	3/2019	USD	73,375	2,135
FTSE 100 Index	6	3/2019	GBP	509,254	(2,120)
FTSE/JSE Top 40 Index	1	3/2019	ZAR	32,708	1,003
Japan 10 Year Bond Mini	57	3/2019	JPY	7,937,512	34,158
KC HRW Wheat	1	3/2019	USD	24,437	(2,587)
LME Aluminum Base Metal	1	3/2019	USD	46,048	(2,430)
LME Aluminum Base Metal	13	3/2019	USD	600,600	(77,378)
LME Copper Base Metal	1	3/2019	USD	149,194	(659)
LME Copper Base Metal	8	3/2019	USD	1,193,950	(42,075)
LME Lead Base Metal	3	3/2019	USD	151,650	3,385
LME Nickel Base Metal	2	3/2019	USD	128,189	(2,557)
LME Nickel Base Metal	7	3/2019	USD	448,623	(82,885)
LME Zinc Base Metal	1	3/2019	USD	61,700	(1,753)
LME Zinc Base Metal	3	3/2019	USD	185,288	(10,116)
Long Gilt	22	3/2019	GBP	3,453,835	5,915
Low Sulphur Gasoil	4	3/2019	USD	204,700	(18,988)
Russell 2000 E-Mini Index	8	3/2019	USD	539,600	(29,855)
S&P 500 E-Mini Index	42	3/2019	USD	5,260,920	(237,701)
S&P Midcap 400 E-Mini Index	3	3/2019	USD	498,660	(24,685)
Silver	6	3/2019	USD	466,200	24,370
Soybean	12	3/2019	USD	537,000	(18,960)
Soybean Meal	4	3/2019	USD	123,960	(1,318)
Soybean Oil	13	3/2019	USD	217,230	(10,225)
TOPIX Index	6	3/2019	JPY	817,572	(48,801)
U.S. Treasury 10 Year Note	209	3/2019	USD	25,501,266	563,815
Wheat	5	3/2019	USD	125,813	(6,343)
100 oz Gold	3	4/2019	USD	386,310	(473)
Live Cattle	1	4/2019	USD	50,500	(106)

					(149,183)

Short Contracts
LME Aluminum Base Metal	(1)	1/2019	USD	(45,704)	3,729
LME Aluminum Base Metal	(1)	1/2019	USD	(45,655)	4,301
LME Lead Base Metal	(1)	1/2019	USD	(50,313)	574
LME Aluminum Base Metal	(1)	2/2019	USD	(45,723)	3,652
LME Aluminum Base Metal	(2)	2/2019	USD	(91,812)	5,132
LME Aluminum Base Metal	(5)	2/2019	USD	(229,858)	12,056
LME Copper Base Metal	(1)	2/2019	USD	(149,120)	2,324
LME Copper Base Metal	(1)	2/2019	USD	(149,072)	5,706
LME Copper Base Metal	(1)	2/2019	USD	(149,194)	6,666
LME Nickel Base Metal	(1)	2/2019	USD	(63,969)	762
LME Nickel Base Metal	(1)	2/2019	USD	(63,927)	3,366
LME Zinc Base Metal	(1)	2/2019	USD	(61,887)	2,510
LME Aluminum Base Metal	(1)	3/2019	USD	(46,048)	2,505
LME Aluminum Base Metal	(11)	3/2019	USD	(508,200)	30,992

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Copper Base Metal	(1)	3/2019	USD	$ (149,194)	$ 1,002
LME Copper Base Metal	(4)	3/2019	USD	(596,975)	16,313
LME Lead Base Metal	(1)	3/2019	USD	(50,550)	(240)
LME Nickel Base Metal	(2)	3/2019	USD	(128,189)	2,593
LME Nickel Base Metal	(4)	3/2019	USD	(256,356)	6,726
LME Zinc Base Metal	(1)	3/2019	USD	(61,700)	1,253
LME Zinc Base Metal	(2)	3/2019	USD	(123,525)	4,444

					116,366

					$(32,817)

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	1,000	USD	255	CITI**	3/20/2019	$1
BRL	1,500	USD	383	JPMC**	3/20/2019	2
EUR	2,067,153	USD	2,369,635	CITI	3/20/2019	14,094
EUR	3,100,731	USD	3,554,457	JPMC	3/20/2019	21,136
GBP	52,988	USD	67,257	CITI	3/20/2019	533
GBP	79,481	USD	100,884	JPMC	3/20/2019	799
USD	273,116	EUR	236,557	CITI	3/20/2019	331
USD	409,675	EUR	354,837	JPMC	3/20/2019	496
USD	2,206,562	GBP	1,716,099	CITI	3/20/2019	11,078
USD	3,309,846	GBP	2,574,154	JPMC	3/20/2019	16,613
USD	32,524	HKD	253,900	CITI	3/20/2019	25
USD	48,786	HKD	380,850	JPMC	3/20/2019	39

Total unrealized appreciation						65,147

BRL	3,000	USD	777	CITI**	3/20/2019	(7)
BRL	4,500	USD	1,165	JPMC**	3/20/2019	(11)
EUR	112,754	USD	130,201	CITI	3/20/2019	(179)
EUR	169,131	USD	195,302	JPMC	3/20/2019	(269)
GBP	968,080	USD	1,243,972	CITI	3/20/2019	(5,464)
GBP	1,452,119	USD	1,865,959	JPMC	3/20/2019	(8,197)
HKD	244,000	USD	31,298	CITI	3/20/2019	(66)
HKD	366,000	USD	46,946	JPMC	3/20/2019	(100)
USD	3,797,574	EUR	3,311,808	CITI	3/20/2019	(21,422)
USD	5,696,360	EUR	4,967,717	JPMC	3/20/2019	(32,140)
USD	18,184	HKD	142,100	CITI	3/20/2019	(4)
USD	27,276	HKD	213,150	JPMC	3/20/2019	(7)

Total unrealized depreciation						(67,866)

Net unrealized depreciation						$(2,719)

**	Non-deliverable forward.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II HV FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$805,442	$805,442

CITI
Cash	15,450	—	15,450
U.S. Treasury Inflation Linked Notes	2,464,479	—	2,464,479

GSCO
Cash	—	126,246	126,246

GSIN
Investment Companies	88,355	—	88,355

JPMC
Investment Companies	230,066	—	230,066

JPMS
Cash	—	16,036	16,036

MPFS
U.S. Treasury Inflation Linked Notes	6,552,894	—	6,552,894

MSCL
Cash	—	(240,691)	(240,691)
U.S. Treasury Inflation Linked Notes	(2,289,776)	—	(2,289,776)

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$3,262	$—	$3,262

GSCO
Cash	—	240,504	240,504

GSIN
U.S. Treasury Bills	10,901	—	10,901

JPPC
Cash	—	238,106	238,106

MSCL
Cash	—	547,924	547,924

SOCG
Cash	30,904	—	30,904

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
FOREIGN GOVERNMENT SECURITIES - 14.9%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR	1,616,625	$1,951,221
0.10%, 4/15/2026 (a)(b)	EUR	1,888,146	2,343,978
France Government Bond OAT
0.25%, 7/25/2024 (a)(b)	EUR	539,249	660,093
0.10%, 3/1/2025 (a)(b)	EUR	517,430	617,342
1.85%, 7/25/2027 (a)(b)	EUR	222,536	310,492
0.10%, 3/1/2028 (a)(b)	EUR	103,314	123,320
0.70%, 7/25/2030 (a)(b)	EUR	104,376	134,169
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	1,525,680	2,186,949
0.13%, 3/22/2026	GBP	1,101,690	1,636,315

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $10,185,240)			9,963,879

U.S. TREASURY OBLIGATIONS - 27.0%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020		3,499,000	3,693,499
0.13%, 4/15/2021 (c)		5,300,000	5,498,870
0.13%, 4/15/2022		3,250,000	3,269,207
0.63%, 4/15/2023 (c)		700,000	700,822
0.38%, 7/15/2025		810,000	832,704
0.63%, 1/15/2026		1,520,000	1,574,630
0.13%, 7/15/2026		1,650,000	1,634,265
0.38%, 7/15/2027		850,000	833,607

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,489,262)			18,037,604

	SHARES
SHORT-TERM INVESTMENTS - 53.0%
INVESTMENT COMPANIES - 34.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(d)		88,561	88,561
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(d)		354,243	354,243
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(d)(e)		380,081	380,081
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(d)(e)		6,047,026	6,047,026
Limited Purpose Cash Investment Fund, 2.50% (1)(d)		15,595,325	15,595,325
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(d)		442,804	442,804

TOTAL INVESTMENT COMPANIES (Cost $22,905,028)			22,908,040

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 18.7%
U.S. Treasury Bills
2.16%, 1/17/2019 (f)	$1,973,000	$1,971,121
2.16%, 1/24/2019 (f)(g)	5,265,000	5,257,656
2.18%, 1/31/2019 (f)(g)	3,973,000	3,965,671
2.36%, 4/4/2019 (f)	1,352,000	1,343,617

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,538,618)		12,538,065

TOTAL SHORT-TERM INVESTMENTS (Cost $35,443,646)		35,446,105

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 94.9% (Cost $64,118,148)		63,447,588

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.1% (h)		3,439,721

NET ASSETS - 100.0%		$66,887,309

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2018, the value of these securities amounted to $5,523,273 or 8.26% of net assets.

(b)	Inflation protected security.
(c)	All or a portion of the security pledged as collateral for futures contracts.
(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for swap contracts.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/01/2019	USD	24,160	$2,986
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(36,100)	2,671
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2019	HKD	1,292,700	1,957
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	1,292,700	1,284
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2019	HKD	8,081,600	1,971
HSCEI January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	6,061,200	6,932
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/14/2019	USD	(146,340)	7,282
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2019	USD	(24,390)	28
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/12/2019	USD	26,830	40
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/01/2019	USD	594,600	11,859
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(99,100)	129
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/01/2019	USD	247,750	5,003
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	179,000	326
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	223,750	497
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	716,000	1,632
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(358,000)	7,366
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	268,500	302

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(30,990)	$ 110
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	92,970	258
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(50,130)	272
Sugar No. 11 February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/15/2019	USD	13,474	784
Sugar No. 11 February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/15/2019	USD	26,947	912
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(50,325)	2,888

								57,489

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/08/2019	USD	38,194	(5,426)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	152,775	(21,590)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/08/2019	USD	38,194	(5,322)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	225,000	(4,554)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	393,750	(3,515)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	150,000	(1,174)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	72,200	(5,870)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	180,500	(14,979)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/13/2019	BRL	1,770,400	(9,937)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	24,437	(2,639)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	03/14/2019	KRW	589,500,000	(653)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2019	USD	195,120	(9,940)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2019	USD	24,390	$ (290)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2019	USD	146,340	(7,611)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/01/2019	USD	(148,650)	(3,404)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/05/2019	USD	101,000	(131)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	185,940	(225)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	417,750	(13,125)
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	1,933,800	(616)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	125,812	(7,779)

								(118,780)

								$(61,291)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
HSCEI	1	1/2019	HKD	$64,504	$(532)
LME Aluminum Base Metal	1	1/2019	USD	45,646	(4,407)
LME Aluminum Base Metal	1	1/2019	USD	45,656	(4,447)
MSCI Taiwan Index	14	1/2019	USD	503,160	10,617
100 oz Gold	24	2/2019	USD	3,075,120	105,663
Brent Crude Oil	26	2/2019	USD	1,404,520	(172,202)
LME Aluminum Base Metal	1	2/2019	USD	45,972	(2,481)
LME Aluminum Base Metal	1	2/2019	USD	45,858	(2,620)
LME Aluminum Base Metal	4	2/2019	USD	183,930	(10,582)
LME Copper Base Metal	1	2/2019	USD	149,156	(6,702)
LME Copper Base Metal	1	2/2019	USD	149,136	(2,042)
LME Copper Base Metal	1	2/2019	USD	149,144	(4,984)
LME Copper Base Metal	1	2/2019	USD	149,088	(3,415)
LME Copper Base Metal	1	2/2019	USD	149,031	(1,646)
LME Lead Base Metal	1	2/2019	USD	50,550	2,272
Natural Gas	11	2/2019	USD	313,610	(111,039)
NY Harbor ULSD	3	2/2019	USD	210,407	(20,645)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
RBOB Gasoline	4	2/2019	USD	$ 220,416	$ (24,652)
Sugar No. 11	17	2/2019	USD	229,051	7,978
WTI Crude Oil	37	2/2019	USD	1,691,640	(241,147)
Australia 10 Year Bond	26	3/2019	AUD	2,429,690	28,346
Canada 10 Year Bond	27	3/2019	CAD	2,704,944	87,312
Cocoa	7	3/2019	USD	169,120	19,559
Coffee ‘C’	4	3/2019	USD	152,775	(22,711)
Corn	23	3/2019	USD	431,250	(2,366)
EURO STOXX 50 Index	12	3/2019	EUR	408,895	(8,607)
Euro-Bund	141	3/2019	EUR	26,420,009	215,772
Feeder Cattle	2	3/2019	USD	146,750	4,411
FTSE 100 Index	8	3/2019	GBP	679,005	(1,565)
FTSE/JSE Top 40 Index	2	3/2019	ZAR	65,415	1,942
Japan 10 Year Bond Mini	75	3/2019	JPY	10,444,095	46,000
KC HRW Wheat	3	3/2019	USD	73,312	(7,913)
KOSPI 200 Index	3	3/2019	KRW	176,107	(21)
LME Aluminum Base Metal	2	3/2019	USD	92,096	(4,910)
LME Aluminum Base Metal	3	3/2019	USD	138,371	(6,613)
LME Aluminum Base Metal	18	3/2019	USD	831,600	(105,648)
LME Copper Base Metal	2	3/2019	USD	298,273	(2,833)
LME Copper Base Metal	13	3/2019	USD	1,940,169	(72,129)
LME Lead Base Metal	4	3/2019	USD	202,200	3,988
LME Nickel Base Metal	1	3/2019	USD	64,134	(41)
LME Nickel Base Metal	9	3/2019	USD	576,801	(109,713)
LME Zinc Base Metal	3	3/2019	USD	185,288	(10,116)
Long Gilt	47	3/2019	GBP	7,378,646	36,302
Low Sulphur Gasoil	8	3/2019	USD	409,400	(38,684)
Russell 2000 E-Mini Index	14	3/2019	USD	944,300	(52,998)
S&P 500 E-Mini Index	76	3/2019	USD	9,519,760	(450,485)
S&P Midcap 400 E-Mini Index	7	3/2019	USD	1,163,540	(59,335)
Silver	10	3/2019	USD	777,000	31,152
TOPIX Index	13	3/2019	JPY	1,771,406	(104,107)
U.S. Treasury 10 Year Note	363	3/2019	USD	44,291,672	975,077
Wheat	4	3/2019	USD	100,650	(5,827)
100 oz Gold	5	4/2019	USD	643,850	(788)

					(104,562)

Short Contracts
LME Aluminum Base Metal	(1)	1/2019	USD	(45,655)	4,301
LME Aluminum Base Metal	(1)	1/2019	USD	(45,646)	4,412
LME Aluminum Base Metal	(1)	2/2019	USD	(45,972)	2,411
LME Aluminum Base Metal	(1)	2/2019	USD	(45,858)	2,733
LME Aluminum Base Metal	(4)	2/2019	USD	(183,930)	9,822
LME Copper Base Metal	(1)	2/2019	USD	(149,088)	3,886
LME Copper Base Metal	(1)	2/2019	USD	(149,031)	2,534
LME Copper Base Metal	(1)	2/2019	USD	(149,144)	5,397
LME Copper Base Metal	(1)	2/2019	USD	(149,156)	6,916
LME Copper Base Metal	(1)	2/2019	USD	(149,136)	2,722
LME Lead Base Metal	(1)	2/2019	USD	(50,550)	(2,354)
LME Aluminum Base Metal	(2)	3/2019	USD	(92,096)	5,011
LME Aluminum Base Metal	(3)	3/2019	USD	(138,371)	6,561
LME Aluminum Base Metal	(14)	3/2019	USD	(646,800)	36,954
LME Copper Base Metal	(2)	3/2019	USD	(298,273)	3,285
LME Copper Base Metal	(6)	3/2019	USD	(895,462)	13,664
LME Lead Base Metal	(1)	3/2019	USD	(50,550)	(2,244)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Nickel Base Metal	(1)	3/2019	USD	$ (64,134)	$ (14)
LME Nickel Base Metal	(2)	3/2019	USD	(128,178)	1,661

					107,658

					$3,096

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	989,873	USD	1,134,736	CITI	3/20/2019	$6,732
EUR	1,484,818	USD	1,702,116	JPMC	3/20/2019	10,097
USD	2,603	BRL	10,000	CITI**	3/20/2019	37
USD	3,904	BRL	15,000	JPMC**	3/20/2019	56
USD	249,767	EUR	216,334	CITI	3/20/2019	303
USD	374,649	EUR	324,500	JPMC	3/20/2019	454
USD	2,039,197	GBP	1,585,935	CITI	3/20/2019	10,238
USD	3,058,785	GBP	2,378,897	JPMC	3/20/2019	15,353
USD	46,495	HKD	362,900	CITI	3/20/2019	45
USD	69,742	HKD	544,350	JPMC	3/20/2019	67

Total unrealized appreciation						43,382

EUR	104,575	USD	120,854	CITI	3/20/2019	(264)
EUR	156,863	USD	181,282	JPMC	3/20/2019	(397)
GBP	406,531	USD	522,464	CITI	3/20/2019	(2,369)
GBP	609,801	USD	783,700	JPMC	3/20/2019	(3,554)
HKD	440,000	USD	56,438	CITI	3/20/2019	(120)
HKD	660,000	USD	84,657	JPMC	3/20/2019	(179)
USD	2,554	BRL	10,000	CITI**	3/20/2019	(12)
USD	3,830	BRL	15,000	JPMC**	3/20/2019	(18)
USD	3,472,909	EUR	3,028,672	CITI	3/20/2019	(19,591)
USD	5,209,352	EUR	4,543,004	JPMC	3/20/2019	(29,393)
USD	40,268	HKD	314,700	CITI	3/20/2019	(13)
USD	60,401	HKD	472,050	JPMC	3/20/2019	(19)

Total unrealized depreciation						(55,929)

Net unrealized depreciation						$(12,547)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR RISK PARITY II MV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$1,593,596	$1,593,596

CITI
Cash	154,732	—	154,732

GSCO
Cash	—	(390,577)	(390,577)
U.S. Treasury Inflation Linked Notes	—	610,819	610,819

GSIN
Investment Companies	128,163	—	128,163

JPMC
Investment Companies	380,081	—	380,081

JPMS
Cash	—	27,937	27,937

MSCL
Cash	—	(788,045)	(788,045)
U.S. Treasury Inflation Linked Notes	—	382,413	382,413

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$83,296	$—	$83,296

GSCO
Cash	—	394,602	394,602

GSIN
U.S. Treasury Bills	180,748	—	180,748

JPPC
Cash	—	410,915	410,915

MACQ
U.S. Treasury Bills	40,924	—	40,924

MSCL
Cash	—	742,795	742,795

SOCG
Cash	61,120	—	61,120

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 128.0%
COMMON STOCKS - 50.2%

Brazil - 0.0% (a)
Yamana Gold, Inc.	339,016	$797,130

Canada - 2.7%
Air Canada *(b)	1,025,069	19,492,228
ARC Resources Ltd.	179,517	1,065,110
Barrick Gold Corp.	42,672	576,066
Canadian Imperial Bank of Commerce (b)	109,234	8,135,740
Canadian Natural Resources Ltd. (b)	324,543	7,830,682
Canadian Tire Corp. Ltd., Class A	34,410	3,597,776
CGI Group, Inc., Class A *(b)	100,335	6,136,810
CI Financial Corp.	43,544	551,158
Constellation Software, Inc.	665	425,664
Fairfax Financial Holdings Ltd.	2,212	973,753
Franco-Nevada Corp.	6,087	426,830
Intact Financial Corp.	40,295	2,927,674
Kinross Gold Corp. *	1,346,824	4,340,775
Linamar Corp.	49,073	1,628,338
Magna International, Inc.	67,824	3,078,709
Methanex Corp.	30,566	1,470,088
National Bank of Canada	69,346	2,847,087
Peyto Exploration & Development Corp.	190,967	990,365
Quebecor, Inc., Class B	20,328	427,942
Rogers Communications, Inc., Class B	8,094	414,779
Seven Generations Energy Ltd., Class A *	264,677	2,159,758
Toronto-Dominion Bank (The) (b)	210,791	10,477,788
Tourmaline Oil Corp.	332,276	4,132,762
West Fraser Timber Co. Ltd. (b)	128,924	6,368,763

		90,476,645

Chile - 0.0% (a)
Lundin Mining Corp.	131,717	544,158

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd. (2)	2,443,700	2,245,375

Italy - 4.1%
A2A SpA (2)	5,602,025	10,103,116
Assicurazioni Generali SpA (2)(b)	1,180,319	19,727,839
Autogrill SpA (2)	114,687	967,589
BPER Banca (2)	759,624	2,925,755
Enel SpA (2)(b)	5,463,574	31,673,683
Eni SpA (2)(b)	1,890,243	29,860,561
Hera SpA (2)	1,160,444	3,540,261
Italgas SpA (2)	281,201	1,612,556
Poste Italiane SpA (2)(c)	2,376,359	19,055,323
Telecom Italia SpA (2)*	3,260,189	1,804,871
Terna Rete Elettrica Nazionale SpA (2)(b)	1,315,750	7,472,333
UniCredit SpA (2)	66,900	757,770
UnipolSai Assicurazioni SpA (2)	2,050,513	4,642,615

		134,144,272

INVESTMENTS	SHARES	VALUE
Singapore - 0.1%
ComfortDelGro Corp. Ltd. (2)	426,400	$673,518
Venture Corp. Ltd. (2)	306,400	3,145,753

		3,819,271

Spain - 1.6%
Repsol SA (2)(b)	3,334,109	53,602,673

Switzerland - 0.1%
Temenos AG (Registered) (2)*	26,486	3,182,633

United Kingdom - 0.8%
Fiat Chrysler Automobiles NV (2)*	1,791,150	25,825,465

United States - 40.7%
Aaron’s, Inc.	14,516	610,398
Abbott Laboratories (b)	89,197	6,451,619
ABIOMED, Inc. *(b)	28,297	9,197,657
Accenture plc, Class A	22,629	3,190,915
Adobe, Inc. *(b)	86,007	19,458,224
Air Lease Corp.	136,091	4,111,309
Akamai Technologies, Inc. *(b)	241,069	14,724,495
Alphabet, Inc., Class A *(b)	8,058	8,420,288
Amdocs Ltd. (b)	216,209	12,665,523
American Eagle Outfitters, Inc. (b)	677,598	13,097,969
ANSYS, Inc. *	19,933	2,849,223
Anthem, Inc. (b)	197,550	51,882,556
athenahealth, Inc. *	2,882	380,222
AutoNation, Inc. *	42,430	1,514,751
Bausch Health Cos., Inc. *	82,918	1,533,606
Baxter International, Inc. (b)	289,492	19,054,363
Bed Bath & Beyond, Inc.	277,589	3,142,307
Best Buy Co., Inc. (b)	294,254	15,583,692
Big Lots, Inc.	159,606	4,615,806
Boeing Co. (The) (b)	65,903	21,253,718
Booking Holdings, Inc. *(b)	17,158	29,553,282
Booz Allen Hamilton Holding Corp.	42,121	1,898,393
Broadridge Financial Solutions, Inc. (b)	69,470	6,686,488
BRP, Inc.	118,041	3,055,647
Burlington Stores, Inc. *	2,409	391,872
Cadence Design Systems, Inc. *(b)	260,384	11,321,496
Cardinal Health, Inc.	8,632	384,987
CDK Global, Inc.	110,837	5,306,876
Centene Corp. *(b)	118,902	13,709,401
Chesapeake Energy Corp. *	820,820	1,723,722
Cigna Corp. (b)	210,539	39,985,567
Cirrus Logic, Inc. *	451,723	14,988,169
Citrix Systems, Inc.	32,056	3,284,458
CNX Resources Corp. *	237,013	2,706,688
Cognizant Technology Solutions Corp., Class A	26,652	1,691,869
ConocoPhillips	14,521	905,384
Cooper Cos., Inc. (The) (b)	29,017	7,384,827
Curtiss-Wright Corp.	37,604	3,840,120
Danaher Corp. (b)	194,679	20,075,298
Dick’s Sporting Goods, Inc.	128,243	4,001,182
Dillard’s, Inc., Class A (b)	128,492	7,749,353
DXC Technology Co. (b)	144,981	7,708,640

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE

United States - 40.7% (continued)
Eaton Corp. plc (b)	270,728	$18,588,184
Edwards Lifesciences Corp. *(b)	51,277	7,854,098
Electronic Arts, Inc. *	38,654	3,050,187
EMCOR Group, Inc.	12,938	772,269
Encompass Health Corp.	13,514	833,814
Facebook, Inc., Class A *(b)	104,663	13,720,273
Fair Isaac Corp. *(b)	38,131	7,130,497
Foot Locker, Inc. (b)	274,247	14,589,940
Fortinet, Inc. *	60,266	4,244,534
Gap, Inc. (The) (b)	375,851	9,681,922
GATX Corp.	63,045	4,464,216
General Dynamics Corp.	23,931	3,762,193
Genpact Ltd.	126,120	3,403,979
Globus Medical, Inc., Class A *(b)	236,610	10,240,481
GrubHub, Inc. *	5,212	400,334
Haemonetics Corp. *	8,352	835,618
Harris Corp.	3,711	499,686
HCA Healthcare, Inc. (b)	148,239	18,448,344
Helmerich & Payne, Inc.	90,857	4,355,685
Henry Schein, Inc. *	14,361	1,127,626
HollyFrontier Corp. (b)	631,800	32,297,616
Humana, Inc. (b)	119,130	34,128,362
Huntington Ingalls Industries, Inc. (b)	177,843	33,845,301
IAC/InterActiveCorp *(b)	70,305	12,868,627
ICU Medical, Inc. *	23,524	5,401,816
Intel Corp. (b)	301,006	14,126,212
International Business Machines Corp. (b)	234,892	26,700,174
Interpublic Group of Cos., Inc. (The)	25,932	534,977
Intuit, Inc.	7,694	1,514,564
Intuitive Surgical, Inc. *(b)	17,004	8,143,556
ITT, Inc.	50,145	2,420,499
j2 Global, Inc. (b)	128,516	8,916,440
Jack Henry & Associates, Inc.	25,697	3,251,184
Kohl’s Corp. (b)	572,075	37,951,456
Laboratory Corp. of America Holdings *(b)	115,786	14,630,719
Lam Research Corp. (b)	106,306	14,475,688
Lockheed Martin Corp. (b)	23,659	6,194,873
LogMeIn, Inc.	27,909	2,276,537
Macy’s, Inc. (b)	1,303,273	38,811,470
Manhattan Associates, Inc. *(b)	146,820	6,220,763
Marathon Petroleum Corp. (b)	237,444	14,011,570
Match Group, Inc.	119,908	5,128,465
McDermott International, Inc. *	1,164,850	7,618,119
McKesson Corp.	40,201	4,441,004
MEDNAX, Inc. *	25,717	848,661
Medtronic plc	160,037	14,556,966
Michaels Cos., Inc. (The) *	54,724	740,963
Micron Technology, Inc. *(b)	1,419,898	45,053,363
Microsoft Corp. (b)	327,034	33,216,843
MKS Instruments, Inc.	51,842	3,349,512
Molina Healthcare, Inc. *	15,079	1,752,481
Murphy USA, Inc. *(b)	134,603	10,315,974
Northrop Grumman Corp. (b)	72,114	17,660,719
Ollie’s Bargain Outlet Holdings, Inc. *	12,401	824,791
ON Semiconductor Corp. *	102,241	1,687,999
Oracle Corp. (b)	551,429	24,897,019

INVESTMENTS	SHARES	VALUE

United States - 40.7% (continued)
Patterson-UTI Energy, Inc.	87,931	$910,086
PBF Energy, Inc., Class A (b)	848,665	27,725,886
Penske Automotive Group, Inc.	59,926	2,416,216
Qorvo, Inc. *	26,745	1,624,224
Quanta Services, Inc.	43,154	1,298,935
Quest Diagnostics, Inc.	6,247	520,188
Qurate Retail, Inc. *(b)	903,455	17,635,442
Raytheon Co. (b)	246,526	37,804,762
ResMed, Inc.	9,385	1,068,670
Ross Stores, Inc. (b)	39,965	3,325,088
RPC, Inc.	446,712	4,409,047
Sally Beauty Holdings, Inc. *	210,876	3,595,436
Science Applications International Corp.	12,940	824,278
Signet Jewelers Ltd.	14,873	472,515
Skyworks Solutions, Inc. (b)	233,258	15,632,951
SM Energy Co.	203,638	3,152,316
Snap-on, Inc. (b)	71,416	10,376,031
Southwestern Energy Co. *	569,065	1,940,512
Spirit AeroSystems Holdings, Inc., Class A (b)	387,939	27,966,523
Symantec Corp.	311,605	5,887,776
SYNNEX Corp.	8,062	651,732
Synopsys, Inc. *	59,907	5,046,566
Target Corp. (b)	217,412	14,368,759
Teledyne Technologies, Inc. *	10,233	2,118,947
Textron, Inc. (b)	311,549	14,328,139
TJX Cos., Inc. (The) (b)	75,028	3,356,753
TripAdvisor, Inc. *	8,056	434,541
Twitter, Inc. *	189,240	5,438,758
United Rentals, Inc. *	6,692	686,131
UnitedHealth Group, Inc. (b)	53,786	13,399,168
Universal Health Services, Inc., Class B	37,197	4,335,682
Urban Outfitters, Inc. *(b)	223,617	7,424,084
Valero Energy Corp. (b)	367,819	27,575,390
Varian Medical Systems, Inc. *	28,456	3,224,349
Veeva Systems, Inc., Class A *	24,842	2,218,887
VeriSign, Inc. *(b)	80,009	11,864,535
VMware, Inc., Class A (b)	119,726	16,418,026
Whiting Petroleum Corp. *	17,297	392,469
Williams-Sonoma, Inc. (b)	277,985	14,024,343
Woodward, Inc. (b)	82,289	6,113,250

		1,342,918,914

TOTAL COMMON STOCKS (Cost $1,854,282,378)		1,657,556,536

	NO. OF RIGHTS
RIGHTS - 0.0% (a)

Spain - 0.0% (a)
Repsol SA, expiring 1/18/2019 (2)* (Cost $1,110,347)	2,415,186	1,106,880

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 77.8%
INVESTMENT COMPANIES - 50.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (d)	2,846,757	$2,846,757
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (d)	11,387,027	11,387,027
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (d)(e)	121,235,336	121,235,336
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (d)(e)	750,404,689	750,404,689
Limited Purpose Cash Investment Fund, 2.50% (d)(f)	766,394,439	766,394,439
UBS Select Treasury Preferred Fund, Class I, 2.34% (d)	14,233,784	14,233,784

TOTAL INVESTMENT COMPANIES (Cost $1,666,294,298)		1,666,502,032

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 27.3%
U.S. Treasury Bills 2.12%, 1/10/2019 (2)(g)	$8,701,000	8,696,642
2.16%, 1/17/2019 (2)(g)(h)	373,891,000	373,535,027
2.16%, 1/24/2019 (2)(g)	32,796,000	32,750,254
2.18%, 1/31/2019 (2)(g)(i)	86,661,000	86,501,135
2.20%, 2/7/2019 (2)(g)	11,698,000	11,670,349
2.20%, 2/14/2019 (2)(g)(h)	69,609,000	69,409,870
2.21%, 2/21/2019 (2)(g)(h)	93,085,000	92,779,565
2.23%, 2/28/2019 (2)(g)(h)	47,770,000	47,589,892
2.35%, 3/28/2019 (2)(g)	16,031,000	15,941,246
2.36%, 4/4/2019 (2)(g)(i)	7,888,000	7,839,091
2.41%, 4/11/2019 (2)(g)(h)	27,803,000	27,619,309
2.44%, 4/18/2019 (2)(g)(h)	60,981,000	60,551,190
2.46%, 4/25/2019 (2)(g)	2,356,000	2,338,205
2.50%, 5/16/2019 (2)(g)(h)	54,106,000	53,616,863
2.49%, 5/23/2019 (2)(g)	5,107,000	5,058,444
2.51%, 5/30/2019 (2)(g)	5,124,000	5,072,890

TOTAL U.S. TREASURY OBLIGATIONS (Cost $900,995,395)		900,969,972

TOTAL SHORT-TERM INVESTMENTS (Cost $2,567,289,693)		2,567,472,004

TOTAL LONG POSITIONS (Cost $4,422,682,418)		4,226,135,420

	SHARES
SHORT POSITIONS - (37.3)%
COMMON STOCKS - (37.3)%

Argentina - (0.5)%
MercadoLibre, Inc. *	(58,649)	(17,175,360)

Canada - (2.6)%
AltaGas Ltd.	(533,137)	(5,428,219)
BlackBerry Ltd. *	(293,991)	(2,091,014)

INVESTMENTS	SHARES	VALUE

Canada - (2.6)% (continued)
Bombardier, Inc., Class B *	(668,869)	$(994,583)
Cameco Corp.	(511,296)	(5,797,584)
Cenovus Energy, Inc.	(428,947)	(3,016,328)
Dollarama, Inc.	(73,465)	(1,747,296)
Element Fleet Management Corp.	(868,777)	(4,397,340)
Enbridge, Inc.	(678,305)	(21,071,575)
Inter Pipeline Ltd.	(121,583)	(1,722,396)
Keyera Corp.	(57,569)	(1,088,380)
Pembina Pipeline Corp.	(171,167)	(5,079,091)
Shopify, Inc., Class A *	(63,251)	(8,746,818)
Stars Group, Inc. (The) *	(44,106)	(728,208)
TransCanada Corp.	(435,229)	(15,541,616)
Wheaton Precious Metals Corp.	(366,795)	(7,160,187)

		(84,610,635)

Ghana - (0.2)%
Kosmos Energy Ltd. *	(1,831,291)	(7,123,722)

Italy - (1.7)%
Atlantia SpA (2)	(131,104)	(2,713,216)
Brembo SpA (2)	(255,845)	(2,611,101)
Buzzi Unicem SpA (2)	(323,764)	(5,584,363)
Ferrari NV (2)	(224,533)	(22,341,951)
FinecoBank Banca Fineco SpA (2)	(77,821)	(782,991)
Leonardo SpA (2)	(1,422,409)	(12,531,737)
Prysmian SpA (2)	(320,289)	(6,231,870)
Recordati SpA (2)	(30,378)	(1,051,997)
Unipol Gruppo SpA (2)	(506,865)	(2,044,065)

		(55,893,291)

Luxembourg - (0.1)%
Tenaris SA (2)	(427,019)	(4,589,511)

Netherlands - (0.2)%
Koninklijke Vopak NV (2)	(112,882)	(5,119,014)

Portugal - 0.0% (a)
Banco Espirito Santo SA (Registered) (3)*(j)	(216,618)	(2)

Singapore - (0.2)%
CapitaLand Ltd. (2)	(1,646,500)	(3,754,727)
City Developments Ltd. (2)	(216,100)	(1,288,326)

		(5,043,053)

Switzerland - (0.6)%
STMicroelectronics NV (2)	(1,313,344)	(18,512,765)

United Kingdom - (0.3)%
CNH Industrial NV (2)	(1,177,765)	(10,641,450)

United States - (30.5)%
2U, Inc. *	(46,778)	(2,325,802)
3M Co.	(41,303)	(7,869,874)
Acadia Healthcare Co., Inc. *	(288,793)	(7,424,868)
Acuity Brands, Inc.	(29,731)	(3,417,578)
Advanced Micro Devices, Inc. *	(546,345)	(10,085,529)
Allegion plc	(6,149)	(490,137)
Alliance Data Systems Corp.	(10,723)	(1,609,308)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE

United States - (30.5)% (continued)
Allscripts Healthcare Solutions, Inc. *	(586,952)	$(5,658,217)
AmerisourceBergen Corp.	(47,637)	(3,544,193)
Anadarko Petroleum Corp.	(39,740)	(1,742,202)
Apache Corp.	(254,999)	(6,693,724)
Arconic, Inc.	(642,364)	(10,830,257)
Atlassian Corp. plc, Class A *	(125,280)	(11,147,414)
Autodesk, Inc. *	(37,633)	(4,839,980)
Avanos Medical, Inc. *	(22,010)	(985,828)
Baker Hughes a GE Co.	(923,387)	(19,852,821)
Brookdale Senior Living, Inc. *	(657,124)	(4,402,731)
BWX Technologies, Inc.	(61,046)	(2,333,789)
Cabot Oil & Gas Corp.	(1,163,000)	(25,993,050)
CarMax, Inc. *	(233,531)	(14,649,400)
Cheniere Energy, Inc. *	(834,960)	(49,421,281)
Chevron Corp.	(41,344)	(4,497,814)
Colfax Corp. *	(174,251)	(3,641,846)
CommVault Systems, Inc. *	(112,099)	(6,623,930)
Concho Resources, Inc. *	(63,092)	(6,485,227)
Conduent, Inc. *	(380,839)	(4,048,319)
Core Laboratories NV	(34,714)	(2,071,037)
Cree, Inc. *	(474,748)	(20,307,346)
Cypress Semiconductor Corp.	(732,163)	(9,313,113)
DENTSPLY SIRONA, Inc.	(176,365)	(6,562,542)
Devon Energy Corp.	(583,280)	(13,147,131)
DexCom, Inc. *	(70,391)	(8,432,842)
Diamond Offshore Drilling, Inc. *	(122,448)	(1,155,909)
Dollar Tree, Inc. *	(179,875)	(16,246,310)
Donaldson Co., Inc.	(101,781)	(4,416,278)
Dril-Quip, Inc. *	(95,888)	(2,879,517)
Dycom Industries, Inc. *	(11,266)	(608,815)
Ensco plc, Class A	(2,138,843)	(7,614,281)
EOG Resources, Inc.	(6,262)	(546,109)
EQT Corp.	(819,834)	(15,486,664)
Equitrans Midstream Corp. *	(90,621)	(1,814,232)
Extraction Oil & Gas, Inc. *	(152,142)	(652,689)
Exxon Mobil Corp.	(133,333)	(9,091,977)
Fastenal Co.	(345,432)	(18,062,639)
FireEye, Inc. *	(1,092,378)	(17,707,447)
First Data Corp., Class A *	(730,052)	(12,345,179)
Five Below, Inc. *	(16,603)	(1,698,819)
Floor & Decor Holdings, Inc., Class A *	(284,009)	(7,355,833)
Flowserve Corp.	(339,219)	(12,897,106)
Gartner, Inc. *	(148,958)	(19,042,791)
General Electric Co.	(5,016,679)	(37,976,259)
Genuine Parts Co.	(32,228)	(3,094,533)
Global Payments, Inc.	(18,609)	(1,919,146)
Graco, Inc.	(9,351)	(391,339)
Granite Construction, Inc.	(64,847)	(2,612,037)
Guidewire Software, Inc. *	(140,209)	(11,248,968)
Halliburton Co.	(85,749)	(2,279,208)
HealthEquity, Inc. *	(30,818)	(1,838,294)
Hess Corp.	(622,787)	(25,222,874)
Illinois Tool Works, Inc.	(3,508)	(444,429)
Insulet Corp. *	(56,958)	(4,517,909)
Johnson Controls International plc	(159,587)	(4,731,755)
Kennametal, Inc.	(126,533)	(4,211,018)
Kinder Morgan, Inc.	(2,100,193)	(32,300,967)

INVESTMENTS	SHARES	VALUE

United States - (30.5)% (continued)
L Brands, Inc.	(224,757)	$(5,769,512)
Lennox International, Inc.	(31,103)	(6,807,203)
Lincoln Electric Holdings, Inc.	(5,840)	(460,484)
LKQ Corp. *	(534,461)	(12,682,760)
Marvell Technology Group Ltd.	(339,601)	(5,498,140)
Masco Corp.	(31,815)	(930,271)
Matador Resources Co. *	(34,672)	(538,456)
Maxim Integrated Products, Inc.	(47,084)	(2,394,221)
Medidata Solutions, Inc. *	(137,505)	(9,270,587)
Microchip Technology, Inc.	(36,266)	(2,608,251)
Middleby Corp. (The) *	(66,612)	(6,843,051)
Monolithic Power Systems, Inc.	(49,514)	(5,756,003)
Nabors Industries Ltd.	(3,295,523)	(6,591,046)
National Oilwell Varco, Inc.	(312,153)	(8,022,332)
Noble Energy, Inc.	(315,868)	(5,925,684)
NOW, Inc. *	(451,551)	(5,256,054)
Nutanix, Inc., Class A *	(109,350)	(4,547,867)
NVIDIA Corp.	(84,535)	(11,285,423)
Occidental Petroleum Corp.	(213,732)	(13,118,870)
Oceaneering International, Inc. *	(36,600)	(442,860)
ONEOK, Inc.	(802,600)	(43,300,269)
Pool Corp.	(24,641)	(3,662,885)
Premier, Inc., Class A *	(399,533)	(14,922,558)
Proofpoint, Inc. *	(27,837)	(2,333,019)
QEP Resources, Inc. *	(128,155)	(721,513)
QUALCOMM, Inc.	(203,319)	(11,570,884)
Range Resources Corp.	(336,131)	(3,216,774)
RingCentral, Inc., Class A *	(30,479)	(2,512,689)
Rockwell Automation, Inc.	(16,121)	(2,425,888)
Schlumberger Ltd.	(829,517)	(29,928,973)
Silicon Laboratories, Inc. *	(7,127)	(561,679)
Splunk, Inc. *	(67,785)	(7,107,257)
Square, Inc., Class A *	(105,583)	(5,922,150)
Superior Energy Services, Inc. *	(713,391)	(2,389,860)
Tableau Software, Inc., Class A *	(101,968)	(12,236,160)
Take-Two Interactive Software, Inc. *	(15,840)	(1,630,570)
Targa Resources Corp.	(907,387)	(32,684,079)
Tenet Healthcare Corp. *	(684,518)	(11,732,639)
Teradata Corp. *	(32,082)	(1,230,666)
Toro Co. (The)	(7,811)	(436,479)
Transocean Ltd. *	(1,241,263)	(8,614,365)
Ultimate Software Group, Inc. (The) *	(5,394)	(1,320,829)
Univar, Inc. *	(530,680)	(9,414,263)
Universal Display Corp.	(247,136)	(23,124,516)
WABCO Holdings, Inc. *	(46,224)	(4,961,684)
Watsco, Inc.	(4,589)	(638,513)
Wayfair, Inc., Class A *	(118,555)	(10,679,434)
Weatherford International plc *	(7,618,047)	(4,258,488)
Welbilt, Inc. *	(730,973)	(8,121,110)
Williams Cos., Inc. (The)	(1,695,218)	(37,379,556)
Workday, Inc., Class A *	(37,930)	(6,056,662)
World Fuel Services Corp.	(154,767)	(3,313,561)
WPX Energy, Inc. *	(1,247,744)	(14,161,894)
Zillow Group, Inc., Class C *	(285,648)	(9,020,764)

		(1,009,202,166)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Zambia - (0.4)%
First Quantum Minerals Ltd.	(1,517,857)	$(12,274,496)

TOTAL COMMON STOCKS (Proceeds $(1,501,255,867))		(1,230,185,465)

TOTAL SHORT POSITIONS (Proceeds $(1,501,255,867))		(1,230,185,465)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 90.7% (Cost $2,921,426,551)		2,995,949,955

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.3% (k)		305,397,342

NET ASSETS - 100.0%		$3,301,347,297

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$41,592,374	1.3%
Consumer Discretionary	177,906,220	5.3
Energy	(283,233,236)	(8.6)
Financials	65,798,104	2.0
Health Care	237,705,391	7.2
Industrials	46,173,915	1.4
Information Technology	109,099,741	3.3
Materials	(10,495,237)	(0.3)
Real Estate	(5,043,053)	(0.2)
Utilities	48,973,732	1.5
Short-Term Investments	2,567,472,004	77.8

Total Investments In Securities At Value	2,995,949,955	90.7
Other Assets in Excess of Liabilities (k)	305,397,342	9.3

Net Assets	$3,301,347,297	100.0%

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,369,520,618.
(c)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $19,055,323, which represents approximately 0.58% of net assets of the fund.

(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:

SHORT-TERM INVESTMENTS - 23.2%
INVESTMENT COMPANIES - 23.2%

Limited Purpose Cash Investment Fund, 2.50% (a) (Cost $766,186,705)	1,084,486,894	3,448,278,355	(3,766,370,810)	766,394,439	$766,394,439	$20,249,381	$(105,283)	$207,734

(a)	Represents 7-day effective yield as of December 31, 2018.

(g)	The rate shown was the effective yield at the date of purchase.
(h)	All or a portion of the security pledged as collateral for swap and futures contracts.
(i)	All or a portion of the security pledged as collateral for swap contracts.
(j)

Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $(2), which represents approximately (0.00)% of net assets of the fund.

(k)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(18,150,000)	$310,436
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(19,256,250)	359,559
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/13/2019	BRL	16,376,200	59,004
MSCI China Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the HIBOR plus or minus a specified spread (0.00%)	Monthly	GSIN	03/20/2019	HKD	(128,801,622)	866,698
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (-0.55%)	Monthly	CITI	03/20/2019	MXN	(5,173,243)	1,168
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (-1.15%)	Monthly	CITI	03/20/2019	MXN	(6,178,884)	1,261
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (-1.15%)	Monthly	CITI	03/20/2019	MXN	(2,735,375)	1,988
MSCI Poland Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the WIBOR plus or minus a specified spread (0.45%)	Monthly	CITI	03/20/2019	PLN	(780,363)	3,504
TAIEX Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	(657,492,000)	209,539

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
WIG20 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	03/15/2019	PLN	(364,480)	$ 1,524

								1,814,681

BIST 30 Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/28/2019	TRY	8,910,887	(11,672)
HSCEI January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	(114,657,700)	(131,001)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	03/14/2019	KRW	87,704,500,000	(91,567)
MSCI Israel Daily Net Total Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.00%)	Increases in total return of reference entity	Monthly	JPMC	03/22/2019	USD	1,135,680	(87,300)
MSCI Mexico Net Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the TIIE plus or minus a specified spread (0.00%)	Monthly	CITI	03/20/2019	MXN	(2,214,305)	(1,311)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(12,878,297)	(31,833)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(18,743,944)	(28,347)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.50%)	Monthly	CITI	03/20/2019	ZAR	(7,012,723)	$ (21,882)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.15%)	Monthly	CITI	03/20/2019	ZAR	(355,605,644)	(460,919)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	EUR	4,329,459	(38,863)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	EUR	4,654,826	(191,173)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	EUR	9,763,273	(390,635)
MSCI Switzerland Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	CHF	32,214,100	(1,498,264)
MSCI United Kingdom Net Returm Index	Decreases in total return of reference entity and pays the BBR plus or minus a specified spread (0.35%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	GBP	76,530	(2,263)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	42,154,500	(1,519,003)
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MLIN	03/15/2019	CHF	193,041,300	(3,602,542)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Tel Aviv Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/23/2019	ILS	27,227,982	$ (327,904)

								(8,436,479)

								$(6,621,798)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	1,656	1/2019	EUR	$185,076,276	$(3,923,454)
Brent Crude Oil	62	1/2019	USD	3,335,600	(426,332)
CAC 40 10 Euro Index	690	1/2019	EUR	37,381,984	(572,078)
IBEX 35 Index	1,095	1/2019	EUR	106,855,216	(2,452,327)
LME Copper Base Metal	62	1/2019	USD	9,236,450	(349,708)
LME Copper Base Metal	88	1/2019	USD	13,103,376	(523,775)
LME Copper Base Metal	107	1/2019	USD	15,915,929	(1,011,726)
MSCI Singapore Index	631	1/2019	SGD	15,819,561	114,592
Natural Gas	2,411	1/2019	USD	70,883,400	(21,258,121)
WTI Crude Oil	341	1/2019	USD	15,484,810	(2,187,655)
LME Copper Base Metal	1	2/2019	USD	149,120	(2,708)
LME Copper Base Metal	68	2/2019	USD	10,142,625	(464,726)
LME Copper Base Metal	95	2/2019	USD	14,168,490	(520,015)
LME Copper Base Metal	105	2/2019	USD	15,654,188	(308,572)
3 Month Canadian Bankers Acceptance	521	3/2019	CAD	93,260,603	24,681
3 Month Euro Euribor	2,620	3/2019	EUR	752,680,115	77,705
ASX 90 Day Bank Accepted Bill	286	3/2019	AUD	200,485,059	5,874
Australia 10 Year Bond	7,528	3/2019	AUD	703,488,622	8,174,583
Australia 3 Year Bond	10,590	3/2019	AUD	836,999,945	3,395,722
Euro-Bobl	1,619	3/2019	EUR	245,820,522	759,133
Euro-Bund	14,509	3/2019	EUR	2,718,637,694	22,302,718
FTSE 100 Index	3,305	3/2019	GBP	280,513,898	(1,043,227)
Japan 10 Year Bond	1,139	3/2019	JPY	1,584,551,070	5,496,400
KOSPI 200 Index	1,137	3/2019	KRW	66,744,488	(85,636)
LME Copper Base Metal	61	3/2019	USD	9,102,085	(175,420)
LME Copper Base Metal	82	3/2019	USD	12,241,186	(468,544)
LME Copper Base Metal	86	3/2019	USD	12,842,488	(169,229)
LME Copper Base Metal	98	3/2019	USD	14,628,754	(445,160)
S&P/TSX 60 Index	943	3/2019	CAD	118,434,500	(2,448,464)
SET50 Index	1,038	3/2019	THB	6,650,086	(40,813)
Silver	1,729	3/2019	USD	134,343,300	9,141,375
SPI 200 Index	3,375	3/2019	AUD	330,487,610	1,723,744
TOPIX Index	365	3/2019	JPY	49,735,642	(1,786,258)
U.S. Treasury 2 Year Note	13,072	3/2019	USD	2,775,348,999	19,187,728
U.S. Treasury 5 Year Note	1,325	3/2019	USD	151,960,938	2,518,636
3 Month Canadian Bankers Acceptance	1,557	6/2019	CAD	278,750,559	147,177
3 Month Euro Euribor	11,295	6/2019	EUR	3,244,693,922	483,704
ASX 90 Day Bank Accepted Bill	837	6/2019	AUD	586,777,448	48,414

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
3 Month Canadian Bankers Acceptance	1,429	9/2019	CAD	$ 255,821,565	$ 162,620
3 Month Euro Euribor	11,295	9/2019	EUR	3,244,208,625	1,705,828
ASX 90 Day Bank Accepted Bill	866	9/2019	AUD	607,152,548	106,778
3 Month Canadian Bankers Acceptance	1,013	12/2019	CAD	181,339,392	121,604
3 Month Euro Euribor	8,804	12/2019	EUR	2,528,100,206	1,586,538
ASX 90 Day Bank Accepted Bill	708	12/2019	AUD	496,390,940	84,333

					36,705,939

Short Contracts
FTSE Bursa Malaysia KLCI Index	(26)	1/2019	MYR	(532,111)	(4,082)
Hang Seng Index	(221)	1/2019	HKD	(36,483,839)	(266,248)
LME Copper Base Metal	(62)	1/2019	USD	(9,236,450)	373,389
LME Copper Base Metal	(88)	1/2019	USD	(13,103,376)	399,414
LME Copper Base Metal	(107)	1/2019	USD	(15,915,929)	952,510
MSCI Taiwan Index	(472)	1/2019	USD	(16,963,680)	(355,047)
OMXS30 Index	(3,945)	1/2019	SEK	(62,682,812)	1,897,128
100 oz Gold	(2,539)	2/2019	USD	(325,322,070)	(12,245,734)
LME Copper Base Metal	(1)	2/2019	USD	(149,120)	2,324
LME Copper Base Metal	(68)	2/2019	USD	(10,142,625)	453,367
LME Copper Base Metal	(95)	2/2019	USD	(14,168,490)	551,056
LME Copper Base Metal	(105)	2/2019	USD	(15,654,188)	273,150
3 Month Eurodollar	(765)	3/2019	USD	(186,067,125)	(297,260)
3 Month Sterling	(786)	3/2019	GBP	(124,052,290)	(98,981)
Canada 10 Year Bond	(3,147)	3/2019	CAD	(315,276,289)	(9,600,022)
Copper	(1,253)	3/2019	USD	(82,416,075)	3,530,691
DAX Index	(915)	3/2019	EUR	(276,806,680)	5,624,650
EURO STOXX 50 Index	(643)	3/2019	EUR	(21,909,971)	480,828
Euro-Buxl	(1,145)	3/2019	EUR	(236,952,440)	(5,217,087)
Euro-Schatz	(25,942)	3/2019	EUR	(3,327,197,780)	(1,905,431)
FTSE/JSE Top 40 Index	(1,525)	3/2019	ZAR	(49,879,027)	(1,566,797)
FTSE/MIB Index	(832)	3/2019	EUR	(86,775,621)	2,382,046
LME Copper Base Metal	(61)	3/2019	USD	(9,102,085)	196,045
LME Copper Base Metal	(82)	3/2019	USD	(12,241,186)	443,148
LME Copper Base Metal	(86)	3/2019	USD	(12,842,488)	160,604
LME Copper Base Metal	(98)	3/2019	USD	(14,628,754)	432,846
LME Copper Base Metal	(1,683)	3/2019	USD	(251,177,231)	9,114,810
Long Gilt	(3,525)	3/2019	GBP	(553,398,486)	(3,411,249)
MEX BOLSA Index	(4)	3/2019	MXN	(85,037)	(902)
S&P 500 E-Mini Index	(4,756)	3/2019	USD	(595,736,560)	23,977,292
U.S. Treasury 10 Year Note	(18,596)	3/2019	USD	(2,269,002,562)	(31,653,244)
U.S. Treasury Long Bond	(2,199)	3/2019	USD	(321,054,000)	(14,911,025)
3 Month Eurodollar	(5,019)	6/2019	USD	(1,221,059,962)	(3,013,648)
3 Month Sterling	(3,188)	6/2019	GBP	(502,798,015)	(244,135)
3 Month Eurodollar	(5,302)	9/2019	USD	(1,290,241,699)	(4,401,106)
3 Month Sterling	(3,560)	9/2019	GBP	(561,213,059)	(300,627)
3 Month Eurodollar	(3,972)	12/2019	USD	(966,685,500)	(3,086,870)
3 Month Sterling	(2,485)	12/2019	GBP	(391,527,875)	(230,928)

					(41,565,125)

					$(4,859,186)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	1,464,560	USD	373,804	CITI**	3/20/2019	$1,934
BRL	2,196,841	USD	560,708	JPMC**	3/20/2019	2,900
CHF	94,298,850	USD	95,998,817	CITI	3/20/2019	634,180
CHF	141,448,259	USD	143,998,143	JPMC	3/20/2019	951,332
CNY	97,306,000	USD	13,981,956	CITI**	3/20/2019	182,521
CNY	145,959,000	USD	20,972,962	JPMC**	3/20/2019	273,755
EUR	31,508,000	USD	36,164,030	CITI	3/20/2019	169,283
EUR	47,262,000	USD	54,246,111	JPMC	3/20/2019	253,856
GBP	3,882,000	USD	4,933,429	CITI	3/20/2019	32,991
GBP	5,823,000	USD	7,400,153	JPMC	3/20/2019	49,477
HKD	572,400	USD	73,251	CITI	3/20/2019	14
HKD	858,600	USD	109,877	JPMC	3/20/2019	21
HUF	664,400,000	USD	2,361,906	CITI	3/20/2019	21,875
HUF	996,600,000	USD	3,542,863	JPMC	3/20/2019	32,808
ILS	143,200	USD	38,433	CITI	3/20/2019	93
ILS	214,800	USD	57,650	JPMC	3/20/2019	140
INR	2,196,000,000	USD	30,787,048	CITI**	3/20/2019	526,023
INR	3,294,000,000	USD	46,180,632	JPMC**	3/20/2019	788,982
JPY	1,157,654,965	USD	10,350,340	CITI	3/20/2019	277,150
JPY	1,736,482,449	USD	15,525,529	JPMC	3/20/2019	415,707
KRW	3,057,651,000	USD	2,731,726	CITI**	3/20/2019	21,226
KRW	4,586,476,500	USD	4,097,595	JPMC**	3/20/2019	31,836
MXN	2,332,453,737	USD	112,588,509	CITI	3/20/2019	4,694,955
MXN	3,498,680,604	USD	168,882,976	JPMC	3/20/2019	7,042,224
PLN	93,200,000	USD	24,720,050	CITI	3/20/2019	228,722
PLN	139,800,000	USD	37,080,122	JPMC	3/20/2019	343,038
SEK	124,057,820	USD	13,896,252	CITI	3/20/2019	187,411
SEK	186,086,727	USD	20,844,404	JPMC	3/20/2019	281,094
SGD	8,241,000	USD	6,017,646	CITI	3/20/2019	39,382
SGD	12,361,501	USD	9,026,482	JPMC	3/20/2019	59,062
TWD	1	USD	—	JPMC**	3/20/2019	—
USD	2,347,297	AUD	3,320,400	CITI	3/20/2019	5,517
USD	3,520,940	AUD	4,980,600	JPMC	3/20/2019	8,271
USD	25,542,297	BRL	98,131,006	CITI**	3/20/2019	366,422
USD	38,313,398	BRL	147,196,510	JPMC**	3/20/2019	549,585
USD	173,258,652	CAD	232,980,400	CITI	3/20/2019	2,297,684
USD	259,887,654	CAD	349,470,600	JPMC	3/20/2019	3,446,201
USD	13,764,223	EUR	11,921,769	CITI	3/20/2019	16,687
USD	20,646,310	EUR	17,882,655	JPMC	3/20/2019	25,005
USD	73,494,752	GBP	57,108,800	CITI	3/20/2019	432,858
USD	110,241,990	GBP	85,663,200	JPMC	3/20/2019	649,150
USD	12,002,591	HKD	93,648,400	CITI	3/20/2019	15,931
USD	18,003,864	HKD	140,472,600	JPMC	3/20/2019	23,874
USD	43,813,719	ILS	161,695,636	CITI	3/20/2019	310,933
USD	65,720,497	ILS	242,543,455	JPMC	3/20/2019	466,318
USD	22,692,163	KRW	25,151,950,344	CITI**	3/20/2019	46,629
USD	34,038,201	KRW	37,727,925,516	JPMC**	3/20/2019	69,901
USD	124,246,624	NOK	1,056,004,765	CITI	3/20/2019	1,701,068
USD	186,369,704	NOK	1,584,007,150	JPMC	3/20/2019	2,551,368
USD	5,908,362	ZAR	84,000,000	CITI	3/20/2019	123,292
USD	8,862,533	ZAR	126,000,000	JPMC	3/20/2019	184,928

Total unrealized appreciation						30,835,614

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	136,079,997	USD	99,662,900	CITI	3/20/2019	$ (3,689,719)
AUD	204,119,992	USD	149,494,534	JPMC	3/20/2019	(5,534,768)
BRL	20,793,680	USD	5,357,159	CITI**	3/20/2019	(22,463)
BRL	31,190,523	USD	8,035,748	JPMC**	3/20/2019	(33,704)
CAD	507,018,945	USD	382,567,252	CITI	3/20/2019	(10,516,852)
CAD	760,528,405	USD	573,851,586	JPMC	3/20/2019	(15,776,008)
CHF	74,800	USD	76,830	CITI	3/20/2019	(179)
CHF	112,200	USD	115,245	JPMC	3/20/2019	(268)
GBP	172,651,310	USD	221,886,749	CITI	3/20/2019	(1,006,051)
GBP	258,976,939	USD	332,830,506	JPMC	3/20/2019	(1,509,491)
HKD	16,590,000	USD	2,126,641	CITI	3/20/2019	(3,183)
HKD	24,885,000	USD	3,189,968	JPMC	3/20/2019	(4,776)
KRW	6,419,217,000	USD	5,806,441	CITI**	3/20/2019	(26,904)
KRW	9,628,825,500	USD	8,709,672	JPMC**	3/20/2019	(40,368)
NOK	129,523,007	USD	15,264,412	CITI	3/20/2019	(233,733)
NOK	194,284,510	USD	22,896,645	JPMC	3/20/2019	(350,628)
NZD	204,419,544	USD	140,006,788	CITI	3/20/2019	(2,616,089)
NZD	306,629,313	USD	210,010,444	JPMC	3/20/2019	(3,924,394)
USD	25,057,968	BRL	98,131,007	CITI**	3/20/2019	(117,907)
USD	37,586,906	BRL	147,196,511	JPMC**	3/20/2019	(176,908)
USD	467,896,452	CHF	460,730,131	CITI	3/20/2019	(4,237,961)
USD	701,843,805	CHF	691,095,200	JPMC	3/20/2019	(6,357,819)
USD	2,082,067	CNY	14,395,600	CITI**	3/20/2019	(13,448)
USD	3,123,097	CNY	21,593,400	JPMC**	3/20/2019	(20,175)
USD	663,327	DKK	4,308,970	CITI	3/20/2019	(2,437)
USD	994,989	DKK	6,463,453	JPMC	3/20/2019	(3,656)
USD	234,883,603	EUR	204,715,578	CITI	3/20/2019	(1,183,266)
USD	352,324,968	EUR	307,073,370	JPMC	3/20/2019	(1,775,340)
USD	77,558,858	GBP	61,064,400	CITI	3/20/2019	(563,615)
USD	116,338,142	GBP	91,596,600	JPMC	3/20/2019	(845,568)
USD	3,540,800	HKD	27,670,400	CITI	3/20/2019	(912)
USD	5,311,193	HKD	41,505,600	JPMC	3/20/2019	(1,375)
USD	5,739,797	INR	411,900,524	CITI**	3/20/2019	(133,551)
USD	8,609,685	INR	617,850,786	JPMC**	3/20/2019	(200,337)
USD	44,569,288	JPY	4,992,238,422	CITI	3/20/2019	(1,260,400)
USD	66,853,848	JPY	7,488,357,636	JPMC	3/20/2019	(1,890,683)
USD	61,733,422	KRW	69,282,521,240	CITI**	3/20/2019	(645,027)
USD	92,600,017	KRW	103,923,781,860	JPMC**	3/20/2019	(967,656)
USD	25,880,839	MXN	532,000,000	CITI	3/20/2019	(869,876)
USD	38,821,210	MXN	798,000,000	JPMC	3/20/2019	(1,304,862)
USD	4,783,099	PLN	18,000,000	CITI	3/20/2019	(35,334)
USD	7,177,329	PLN	27,000,000	JPMC	3/20/2019	(50,320)
USD	147,813,392	SEK	1,324,326,724	CITI	3/20/2019	(2,530,803)
USD	221,719,811	SEK	1,986,490,091	JPMC	3/20/2019	(3,796,482)
USD	1,587,756	SGD	2,172,400	CITI	3/20/2019	(8,930)
USD	2,381,632	SGD	3,258,600	JPMC	3/20/2019	(13,397)
USD	23,432,023	TWD	715,705,471	CITI**	3/20/2019	(132,495)
USD	35,147,991	TWD	1,073,558,214	JPMC**	3/20/2019	(198,786)
USD	4,134,832	ZAR	60,400,000	CITI	3/20/2019	(24,909)
USD	6,202,240	ZAR	90,600,000	JPMC	3/20/2019	(37,372)
ZAR	344,000,000	USD	24,587,833	CITI	3/20/2019	(896,592)
ZAR	516,000,000	USD	36,881,794	JPMC	3/20/2019	(1,344,937)

Total unrealized depreciation						(76,932,714)

Net unrealized depreciation						$(46,097,100)

**	Non-deliverable forward.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-0.20% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	60-61 months maturity ranging from 04/19/2023 - 01/02/2024	$3,084,890,721	$100,414,440	$(12,940,125)	$87,474,315

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
AbbVie, Inc.	358,268	$33,028,727	$(1,199,091)	(1.4)%
Aflac, Inc.	932,640	42,491,078	273,305	0.3
Amgen, Inc.	272,041	52,958,221	140,166	0.2
Arrow Electronics, Inc.	340,795	23,497,815	(2,744,772)	(3.1)
Assured Guaranty Ltd.	485,947	18,602,051	641,450	0.7
Biogen, Inc.	193,893	58,346,282	1,052,578	1.2
Charles River Laboratories International, Inc.	273,374	30,940,469	577,909	0.7
Consolidated Edison, Inc.	666,282	50,943,922	(641,336)	(0.7)
Eli Lilly & Co.	200,683	23,223,037	1,214,814	1.4
Estee Lauder Cos., Inc. (The)	295,825	38,486,832	(5,684,792)	(6.5)
Everest Re Group Ltd.	97,442	21,218,970	(2,891,104)	(3.3)
Exelon Corp.	1,078,563	48,643,191	6,171,580	7.1
F5 Networks, Inc.	107,405	17,402,832	(1,683,961)	(1.9)
Gilead Sciences, Inc.	622,884	38,961,394	(8,151,366)	(9.3)
IQVIA Holdings, Inc.	404,957	47,043,855	6,298,456	7.2
Kroger Co. (The)	637,417	17,528,968	(1,673,375)	(1.9)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
United States (continued)
LyondellBasell Industries NV	243,496	$20,249,127	$(5,571,188)	(6.4	) %
Merck & Co., Inc.	255,556	19,527,034	2,222,011	2.5
Pfizer, Inc.	1,022,914	44,650,196	3,236,151	3.7
PulteGroup, Inc.	697,689	18,132,937	(2,034,869)	(2.3)
Reinsurance Group of America, Inc.	158,899	22,282,407	(2,040,263)	(2.3)
Seagate Technology plc	497,464	19,197,136	(6,998,327)	(8.0)
Tech Data Corp.	250,368	20,482,606	(37,555)	(0.0)
Thermo Fisher Scientific, Inc.	169,668	37,970,002	(84,314)	(0.1)
Tyson Foods, Inc.	388,684	20,755,726	(7,015,746)	(8.0)
United Therapeutics Corp.	233,982	25,480,640	(1,383,918)	(1.6)
Verizon Communications, Inc.	661,865	37,210,050	531,253	0.6
Viacom, Inc.	1,079,742	27,749,369	(5,532,015)	(6.3)
Vistra Energy Corp.	1,418,237	32,463,445	242,526	0.3
Zoetis, Inc.	240,617	20,582,378	(1,265,180)	(1.4)

Short Positions

Common Stock
United States
Albemarle Corp.	(273,524)	(21,080,495)	5,341,116	6.1
Alnylam Pharmaceuticals, Inc.	(256,770)	(18,721,101)	5,738,404	6.6
American International Group, Inc.	(755,666)	(29,780,797)	9,875,292	11.3
Axalta Coating Systems Ltd.	(922,280)	(21,599,798)	8,328,188	9.5
Ball Corp.	(493,722)	(22,701,338)	(2,256,310)	(2.6)
Charter Communications, Inc.	(89,714)	(25,565,799)	841,003	1.0
Crown Holdings, Inc.	(609,489)	(25,336,458)	1,859,389	2.1
FirstEnergy Corp.	(1,554,258)	(58,362,388)	(3,857,243)	(4.4)
Kraft Heinz Co. (The)	(695,205)	(29,921,623)	9,923,928	11.3
Martin Marietta Materials, Inc.	(257,136)	(44,193,964)	5,426,342	6.2
Mattel, Inc.	(2,658,489)	(26,558,305)	11,663,843	13.3
Monster Beverage Corp.	(597,821)	(29,424,750)	3,409,252	3.9
National Fuel Gas Co.	(371,154)	(18,995,662)	477,533	0.5
Newell Brands, Inc.	(1,003,715)	(18,659,062)	1,793,430	2.1
Royal Gold, Inc.	(227,249)	(19,463,877)	(268,937)	(0.3)
Sealed Air Corp.	(1,303,892)	(45,427,597)	12,404,818	14.2
Sempra Energy	(159,687)	(17,276,537)	1,316,705	1.5
Tesla, Inc.	(156,957)	(52,235,290)	(10,194,134)	(11.7)
Vulcan Materials Co.	(508,199)	(50,210,061)	9,255,128	10.6
Zayo Group Holdings, Inc.	(1,164,380)	(26,594,439)	15,178,513	17.4

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Tokyo Overnight Average Rate (“TONAR”) or LIBOR plus or minus a specified spread (-0.35% to 0.03%), which is denominated in JPY based on the local currencies of the positions within the swap.	60-61 months maturity ranging from 04/20/2023 - 01/05/2024	$1,085,795,950	$26,690,452	$7,112,789	$33,803,241

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Japan
Central Japan Railway Co.	54,700	$11,541,009	$1,264,876	3.7%
Haseko Corp.	973,100	10,189,923	(4,074,517)	(12.1)
Idemitsu Kosan Co. Ltd.	421,600	13,713,245	(957,234)	(2.8)
Inpex Corp.	2,181,900	19,333,422	(8,487,734)	(25.1)
ITOCHU Corp.	1,636,900	27,799,122	(3,496,852)	(10.3)
Japan Airlines Co. Ltd.	325,900	11,550,248	(1,059,086)	(3.1)
JFE Holdings, Inc.	507,700	8,086,816	(2,391,840)	(7.1)
JXTG Holdings, Inc.	8,117,600	42,158,970	(8,835,883)	(26.1)
Kajima Corp.	691,100	9,283,610	(3,081,737)	(9.1)
KDDI Corp.	325,900	7,787,355	(472,848)	(1.4)
Marubeni Corp.	4,572,100	32,080,193	(1,037,444)	(3.1)
Mazda Motor Corp.	945,900	9,724,230	(2,777,815)	(8.2)
Mitsubishi Corp.	1,147,100	31,449,533	691,305	2.0
Mitsui & Co. Ltd.	1,318,800	20,261,137	(2,165,799)	(6.4)
Nippon Telegraph & Telephone Corp.	397,100	16,201,411	(1,937,015)	(5.7)
Nissan Motor Co. Ltd.	1,721,800	13,773,231	(3,837,954)	(11.4)
Obayashi Corp.	1,228,600	11,124,892	(1,745,170)	(5.2)
Sojitz Corp.	4,829,600	16,723,434	942,912	2.8
Sumitomo Corp.	967,500	13,727,634	(2,651,415)	(7.8)
Taisei Corp.	234,000	10,021,848	(1,429,746)	(4.2)
Tokyo Electric Power Co. Holdings, Inc.	7,492,600	44,506,323	9,006,816	26.6
Tokyo Gas Co. Ltd.	330,800	8,366,646	(164,833)	(0.5)
West Japan Railway Co.	129,700	9,163,461	270,030	0.8

Short Positions

Common Stock
Japan
Aeon Co. Ltd.	(713,400)	(13,944,163)	(617,395)	(1.8)
Calbee, Inc.	(283,400)	(8,851,838)	662,500	2.0
CyberAgent, Inc.	(248,400)	(9,602,550)	3,174,294	9.4
Daifuku Co. Ltd.	(332,600)	(15,080,255)	2,320,244	6.9
Daikin Industries Ltd.	(168,200)	(17,872,167)	1,525,869	4.5
FamilyMart UNY Holdings Co. Ltd.	(92,300)	(11,616,356)	(714,835)	(2.1)
Fast Retailing Co. Ltd.	(36,600)	(18,693,121)	(3,091,502)	(9.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Japan (continued)
Isetan Mitsukoshi Holdings Ltd.	(971,900)	$(10,738,224)	$(463,302)	(1.4	) %
Kakaku.com, Inc.	(430,700)	(7,618,551)	63,946	0.2
Kansai Paint Co. Ltd.	(441,400)	(8,478,101)	1,114,145	3.3
Keyence Corp.	(23,000)	(11,625,255)	1,684,310	5.0
Kikkoman Corp.	(281,500)	(15,064,349)	(3,765,865)	(11.1)
M3, Inc.	(707,900)	(9,536,282)	4,221,528	12.5
Marui Group Co. Ltd.	(537,400)	(10,414,767)	525,166	1.6
MonotaRO Co. Ltd.	(365,100)	(9,000,209)	(712,671)	(2.1)
Nidec Corp.	(302,100)	(34,181,700)	11,117,605	32.9
Nintendo Co. Ltd.	(66,000)	(17,525,585)	7,579,756	22.4
Nippon Paint Holdings Co. Ltd.	(379,600)	(12,933,548)	1,487,848	4.4
PeptiDream, Inc.	(201,600)	(7,959,248)	678,184	2.0
Pigeon Corp.	(266,200)	(11,354,148)	851,292	2.5
Ricoh Co. Ltd.	(822,500)	(8,037,407)	151,450	0.4
Shimano, Inc.	(66,700)	(9,402,521)	(597,184)	(1.8)
Sony Financial Holdings, Inc.	(653,600)	(12,180,876)	(582,701)	(1.7)
TOTO Ltd.	(240,100)	(8,305,104)	2,288,578	6.8
Yakult Honsha Co. Ltd.	(104,900)	(7,343,393)	51,472	0.2
Yamato Holdings Co. Ltd.	(414,100)	(11,353,231)	(473,754)	(1.4)
Yaskawa Electric Corp.	(1,147,200)	(28,042,352)	20,632,638	61.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or AOISR plus or minus a specified spread (-0.08% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	60-61 months maturity ranging from 04/19/2023 - 01/02/2024	$65,132,171	$4,290,180	$(214,478)	$4,075,702

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Australia
AGL Energy Ltd.	302,016	$4,385,944	$266,124	6.5%
Ansell Ltd.	34,426	534,798	(163,797)	(4.0)
BlueScope Steel Ltd.	219,818	1,695,702	(67,283)	(1.7)
Flight Centre Travel Group Ltd.	15,656	473,463	(280,153)	(6.9)
Harvey Norman Holdings Ltd.	747,019	1,662,774	(194,478)	(4.8)
Newcrest Mining Ltd.	547,085	8,408,190	645,045	15.8
Santos Ltd.	275,772	1,063,550	(218,495)	(5.4)
Telstra Corp. Ltd.	1,172,027	2,352,096	(46,536)	(1.1)
Wesfarmers Ltd.	16,529	375,517	(48,251)	(1.2)
Woodside Petroleum Ltd.	532,057	11,719,838	461,682	11.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
Australia
Alumina Ltd.	(242,682)	$(393,098)	$61,258	1.5%
AMP Ltd.	(3,557,928)	(6,141,943)	2,508,071	61.5
APA Group	(537,119)	(3,217,421)	(104,663)	(2.6)
Challenger Ltd.	(435,999)	(2,914,926)	362,444	8.9
Domino’s Pizza Enterprises Ltd.	(28,364)	(812,549)	(4,009)	(0.1)
Iluka Resources Ltd.	(90,521)	(486,378)	143,364	3.5
LendLease Group	(74,922)	(613,777)	3,202	0.1
Medibank Pvt Ltd.	(600,425)	(1,087,000)	(54,273)	(1.3)
Origin Energy Ltd.	(706,376)	(3,222,228)	324,867	8.0
Qantas Airways Ltd.	(222,681)	(908,433)	21,765	0.5
QBE Insurance Group Ltd.	(862,975)	(6,144,911)	33,964	0.8
SEEK Ltd.	(214,846)	(2,563,151)	151,615	3.7
Treasury Wine Estates Ltd.	(36,138)	(376,840)	(1,452)	(0.0)

Ireland
James Hardie Industries plc	(328,381)	(3,577,644)	490,169	12.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HIBOR or HONIX plus or minus a specified spread (-0.15% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity ranging from 04/19/2023 - 09/08/2023	$87,968,727	$441,272	$218,809	$660,081

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Hong Kong
CK Hutchison Holdings Ltd.	797,000	$7,649,774	$(1,555,642)	(235.7)%
CLP Holdings Ltd.	1,322,500	14,945,436	944,432	143.1
Henderson Land Development Co. Ltd.	636,800	3,169,393	(436,600)	(66.1)
HKT Trust & HKT Ltd.	1,173,000	1,689,742	155,803	23.6
Hong Kong & China Gas Co. Ltd.	1,746,000	3,607,323	210,686	31.9
Li & Fung Ltd.	10,936,000	1,725,522	(2,649,257)	(401.4)
Lifestyle International Holdings Ltd.	982,000	1,488,670	(456,486)	(69.2)
Melco International Development Ltd.	1,075,000	2,179,875	(1,412,014)	(213.9)
Sun Hung Kai Properties Ltd.	116,500	1,662,644	(69,065)	(10.5)
Yue Yuen Industrial Holdings Ltd.	1,658,000	5,307,743	378,453	57.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
China
Minth Group Ltd.	(2,152,000)	$(6,944,441)	$1,867,569	282.9%

Hong Kong
AIA Group Ltd.	(2,903,600)	(24,119,666)	1,187,746	179.9
ASM Pacific Technology Ltd.	(504,600)	(4,871,503)	1,052,105	159.4
Power Assets Holdings Ltd.	(201,000)	(1,396,428)	(2,435)	(0.4)
Techtronic Industries Co. Ltd.	(589,000)	(3,125,627)	157,975	23.9
Wharf Real Estate Investment Co. Ltd.	(124,000)	(741,634)	173,600	26.3

Macau
MGM China Holdings Ltd.	(717,200)	(1,197,341)	319,432	48.4

United States
Samsonite International SA	(755,400)	(2,145,965)	574,970	87.1

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-3.15% to 0.30%), which is denominated in GBP based on the local currencies of the positions within the swap.	25-39 months maturity 01/14/2021	$239,135,554	$(2,643,336)	$924,045	$(1,719,291)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Germany
TUI AG	192,944	$2,773,133	$(505,220)	29.4%

Russia
Evraz plc	383,279	2,347,001	(91,625)	5.3

South Africa
Investec plc	362,638	2,038,651	(364,029)	21.2

United Kingdom
Barratt Developments plc	1,910,582	11,270,003	(3,886,763)	226.1
Bellway plc	315,251	10,114,672	(4,206,539)	244.7
Berkeley Group Holdings plc	391,569	17,367,300	(1,019,829)	59.3
BT Group plc	2,965,343	9,016,411	(548,370)	31.9
Centrica plc	2,583,425	4,456,340	15,763	(0.9)
Close Brothers Group plc	181,664	3,333,911	227,113	(13.2)
Drax Group plc	237,602	1,087,010	(36,237)	2.1
Greene King plc	654,491	4,405,877	(347)	0.0
Hays plc	895,195	1,598,071	(521,514)	30.3

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United Kingdom (continued)
Howden Joinery Group plc	619,264	$3,435,991	$(204,106)	11.9%
Kingfisher plc	467,442	1,229,042	(709,066)	41.2
National Grid plc	1,045,478	10,228,251	(609,311)	35.4
Next plc	20,299	1,033,562	(409,478)	23.8
Persimmon plc	513,278	12,639,883	(5,537,604)	322.1
Royal Mail plc	2,113,463	7,335,592	(3,159,214)	183.8
RPC Group plc	232,859	1,935,835	(456,595)	26.6
Taylor Wimpey plc	4,964,227	8,632,091	(3,942,651)	229.3
United Utilities Group plc	169,717	1,595,764	(45,151)	2.6
Whitbread plc	18,127	1,058,559	236,247	(13.7)
William Hill plc	1,547,777	3,058,306	(2,763,398)	160.7

Short Positions

Common Stock
Chile
Antofagasta plc	(255,998)	(2,560,369)	55,098	(3.2)

South Africa
Old Mutual Ltd.	(6,167,698)	(9,197,863)	4,412,272	(256.6)

Switzerland
Glencore plc	(3,326,673)	(12,368,792)	884,070	(51.4)

United Arab Emirates
NMC Health plc	(48,232)	(1,683,357)	215,872	(12.6)

United Kingdom
Ashtead Group plc	(59,408)	(1,239,215)	106,419	(6.2)
B&M European Value Retail SA	(390,775)	(1,402,345)	531,043	(30.9)
Barclays plc	(497,982)	(952,774)	109,563	(6.4)
BP plc	(156,245)	(987,732)	99,865	(5.8)
British American Tobacco plc	(174,121)	(5,540,361)	5,326,513	(309.8)
Capita plc	(5,488,515)	(7,868,552)	6,073,117	(353.2)
Cobham plc	(1,807,465)	(2,253,563)	785,714	(45.7)
ConvaTec Group plc	(1,632,181)	(2,891,084)	1,109,317	(64.5)
Hargreaves Lansdown plc	(80,491)	(1,898,379)	(34,979)	2.0
HSBC Holdings plc	(222,938)	(1,839,180)	74,738	(4.3)
IMI plc	(233,026)	(2,806,246)	816,959	(47.5)
Just Eat plc	(258,376)	(1,932,211)	841,939	(49.0)
Melrose Industries plc	(4,778,905)	(9,983,635)	1,210,915	(70.4)
Micro Focus International plc	(68,503)	(1,200,078)	(24,710)	1.4
Provident Financial plc	(140,109)	(1,026,250)	156,853	(9.1)
Prudential plc	(435,988)	(7,785,203)	2,394,147	(139.3)
Reckitt Benckiser Group plc	(52,858)	(4,047,672)	(116,204)	6.8
Rentokil Initial plc	(311,534)	(1,340,219)	(45,988)	2.7
RSA Insurance Group plc	(363,233)	(2,383,810)	350,790	(20.4)
St James’s Place plc	(79,029)	(951,811)	112,605	(6.5)
Standard Chartered plc	(1,093,721)	(8,500,035)	1,614,075	(93.9)
Standard Life Aberdeen plc	(666,588)	(2,182,641)	484,232	(28.2)
Tesco plc	(2,501,344)	(6,066,165)	119,954	(7.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-2.63% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	11-24 months maturity 11/12/2019	$821,850,231	$5,376,975	$(11,872,070)	$(6,495,095)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Belgium
Ageas	226,347	$10,189,155	$(969,002)	14.9%
KBC Group NV	174,857	11,250,113	(2,869,757)	44.2

Finland
Neste OYJ	312,471	24,192,321	3,583,907	(55.2)
UPM-Kymmene OYJ	295,814	7,488,184	(1,741,130)	26.8

France
AXA SA	347,914	7,508,649	(1,140,923)	17.6
CNP Assurances	224,751	4,770,682	(352,076)	5.4
Electricite de France SA	576,050	9,117,067	335,364	(5.2)
Engie SA	1,897,539	27,263,719	(3,364,991)	51.8
Peugeot SA	723,329	15,427,026	(1,158,996)	17.8
Renault SA	241,976	15,073,448	(9,223,824)	142.0
Societe Generale SA	252,561	8,007,334	(1,693,886)	26.1
Thales SA	54,099	6,321,857	847,551	(13.0)
TOTAL SA	780,527	41,168,994	(1,732,054)	26.7

Germany
Allianz SE (Registered)	119,323	23,978,591	(1,855,891)	28.6
Aurubis AG	102,109	5,059,734	(3,621,253)	55.8
Bayerische Motoren Werke AG	163,402	13,252,743	(3,006,392)	46.3
Covestro AG	140,459	6,956,161	(6,286,559)	96.8
Deutsche Lufthansa AG (Registered)	1,083,886	24,478,000	(9,399,646)	144.7
E.ON SE	1,033,448	10,201,503	(646,816)	10.0
Hannover Rueck SE	95,009	12,804,384	843,679	(13.0)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	44,128	9,624,263	49,770	(0.8)
Volkswagen AG (Preference)	135,443	21,597,151	(4,275,872)	65.8

Netherlands
Aegon NV	3,421,755	16,026,285	(5,570,226)	85.8
ASR Nederland NV	234,907	9,295,027	143,139	(2.2)
Koninklijke Ahold Delhaize NV	1,189,286	30,043,983	1,903,297	(29.3)
NN Group NV	553,895	22,022,087	(951,589)	14.7
Wolters Kluwer NV	114,433	6,729,484	1,637,451	(25.2)

Spain
Banco Bilbao Vizcaya Argentaria SA	954,571	5,070,508	(476,459)	7.3
Endesa SA	700,480	16,153,542	2,225,323	(34.3)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
Belgium
Anheuser-Busch InBev SA/NV	(107,311)	$(7,069,545)	$3,300,721	(50.8	) %
Galapagos NV	(129,996)	(11,915,579)	1,384,447	(21.3)
Telenet Group Holding NV	(131,116)	(6,098,529)	1,714,008	(26.4)

Finland
Orion OYJ	(145,024)	(5,045,232)	(458,226)	7.1

France
Accor SA	(220,221)	(9,364,766)	1,197,826	(18.4)
Airbus SE	(333,386)	(31,784,968)	1,409,242	(21.7)
Edenred	(483,974)	(17,824,259)	(3,973,909)	61.2
Iliad SA	(114,528)	(16,073,149)	5,250,569	(80.8)
Ingenico Group SA	(142,839)	(8,102,894)	4,176,856	(64.3)
Remy Cointreau SA	(44,592)	(5,054,440)	595,294	(9.2)
Valeo SA	(370,947)	(10,818,890)	2,008,389	(30.9)
Vivendi SA	(557,889)	(13,521,734)	87,978	(1.4)

Germany
Continental AG	(50,537)	(7,036,567)	1,471,494	(22.7)
Deutsche Bank AG (Registered)	(4,050,968)	(32,307,230)	27,492,724	(423.3)
Infineon Technologies AG	(865,659)	(17,331,941)	488,503	(7.5)
OSRAM Licht AG	(320,199)	(13,934,614)	(423,113)	6.5
Telefonica Deutschland Holding AG	(1,597,074)	(6,285,958)	953,912	(14.7)

Netherlands
ASML Holding NV	(75,486)	(11,825,608)	1,421,807	(21.9)
Koninklijke KPN NV	(4,496,608)	(13,134,583)	(640,781)	9.9

Spain
Cellnex Telecom SA	(581,820)	(14,879,171)	(1,615,385)	24.9
Industria de Diseno Textil SA	(1,338,393)	(34,162,070)	5,455,125	(84.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CIBOR plus or minus a specified spread (-0.35% to 0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	16-24 months maturity 02/18/2020	$74,734,016	$(2,335,162)	$(1,457,669)	$(3,792,831)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Denmark
Carlsberg A/S	17,264	$1,836,529	$(73,256)	1.9%
Coloplast A/S	30,618	2,847,952	(207,565)	5.5
Danske Bank A/S	49,816	988,968	(368,428)	9.7
GN Store Nord A/S	79,105	2,963,987	187,905	(5.0)
H Lundbeck A/S	138,464	6,094,199	(276,674)	7.3
Jyske Bank A/S (Registered)	48,996	1,773,886	(651,622)	17.2
Novo Nordisk A/S	117,897	5,414,665	(278,995)	7.4
Orsted A/S	77,525	5,187,802	426,156	(11.2)
Pandora A/S	81,328	3,320,210	(1,635,960)	43.1
Rockwool International A/S	16,717	4,371,559	(1,356,745)	35.8
William Demant Holding A/S	85,755	2,441,603	(331,245)	8.7

Short Positions

Common Stock
Denmark
AP Moller - Maersk A/S	(15,907)	(20,009,926)	1,828,276	(48.2)
FLSmidth & Co. A/S	(37,413)	(1,687,507)	509,364	(13.4)
Genmab A/S	(96,066)	(15,795,223)	(106,373)	2.8

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the NIBOR plus or minus a specified spread (-0.35% to 0.35%), which is denominated in NOK based on the local currencies of the positions within the swap.	24 months maturity 02/18/2020	$40,738,774	$872,543	$(422,391)	$450,152

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Norway
DNB ASA	277,166	$4,448,976	$(716,466)	(159.2)%
Equinor ASA	353,045	7,488,840	(1,302,423)	(289.3)
Gjensidige Forsikring ASA	33,944	531,013	(41,141)	(9.1)
Marine Harvest ASA	903,923	19,052,440	4,186,119	929.9
Salmar ASA	52,364	2,597,191	513,696	114.1

Short Positions

Common Stock
Norway
Schibsted ASA	(197,049)	(6,620,314)	(1,767,242)	(392.6)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SARON plus or minus a specified spread (-1.38% to 0.35%), which is denominated in CHF based on the local currencies of the positions within the swap.	7-15 months maturity 05/16/2019	$102,443,343	$34,329,303	$288,664	$34,617,967

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Switzerland
Helvetia Holding AG (Registered)	4,110	$2,403,578	$113,166	0.3%
Nestle SA (Registered)	5,569	451,996	(28,036)	(0.1)
Partners Group Holding AG	1,749	1,063,998	(140,668)	(0.4)
Roche Holding AG	74,898	18,594,092	601,812	1.7
Sonova Holding AG (Registered)	11,035	1,814,664	131,653	0.4
Swiss Life Holding AG (Registered)	69,816	26,946,861	2,252,468	6.5
Zurich Insurance Group AG	25,195	7,510,348	(206,485)	(0.6)

Short Positions

Common Stock
Austria
ams AG	(335,761)	(8,085,208)	14,710,704	42.5

Switzerland
Credit Suisse Group AG (Registered)	(2,065,739)	(22,582,018)	13,236,478	38.2
dormakaba Holding AG	(720)	(435,576)	88,715	0.3
Idorsia Ltd.	(167,755)	(2,787,471)	1,105,307	3.2
LafargeHolcim Ltd. (Registered)	(60,316)	(2,489,155)	302,898	0.9
OC Oerlikon Corp. AG (Registered)	(379,749)	(4,276,051)	1,441,227	4.2
Vifor Pharma AG	(27,591)	(3,002,327)	720,064	2.1

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the STIBOR plus or minus a specified spread (-0.75% to 0.35%), which is denominated in SEK based on the local currencies of the positions within the swap.	15-24 months maturity 02/18/2020	$77,248,589	$(19,187,480)	$(1,729,306)	$(20,916,786)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Finland
Nordea Bank Abp	322,180	$2,712,175	$(361,506)	1.7%

Malta
Kindred Group plc	85,788	788,624	(343,994)	1.6

Sweden
Axfood AB	68,419	1,170,254	(189,850)	0.9
Boliden AB	520,766	11,284,487	(5,402,050)	25.8
Electrolux AB	18,641	392,929	(94,685)	0.5
Elekta AB	50,458	599,145	(120,920)	0.6
Essity AB	109,940	2,702,488	(58,649)	0.3
Modern Times Group MTG AB	19,720	653,457	(81,873)	0.4
Securitas AB	209,586	3,376,411	142,770	(0.7)
Skandinaviska Enskilda Banken AB	46,547	452,478	(57,516)	0.3
SSAB AB	678,091	2,338,620	(1,355,126)	6.5
Swedbank AB	137,919	3,082,650	(4,348)	0.0
Swedish Orphan Biovitrum AB	246,946	5,397,777	(740,012)	3.5
Telia Co. AB	438,465	2,085,730	13,253	(0.1)
Volvo AB	97,174	1,272,402	(399,100)	1.9

Short Positions

Common Stock
Colombia
Millicom International Cellular SA	(73,203)	(4,631,975)	(37,245)	0.2

Sweden
Assa Abloy AB	(25,417)	(455,137)	26,751	(0.1)
Svenska Cellulosa AB SCA	(362,960)	(2,820,446)	115,765	(0.6)
Telefonaktiebolaget LM Ericsson	(3,505,595)	(31,031,404)	(10,239,145)	49.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$85,622,188	$85,622,188
U.S. Treasury Bills	—	30,023,552	30,023,552

CITI
Cash	53,928,566	—	53,928,566

GSCO
Cash	—	(8,091,696)	(8,091,696)
U.S. Treasury Bills	—	48,372,706	48,372,706

GSIN
Cash	(123,186,579)	—	(123,186,579)
Investment Companies	344,726,476	—	344,726,476

JPMC
Investment Companies	121,235,336	—	121,235,336

JPMS
Cash	—	26,396,928	26,396,928

MLIN
Cash	2,950,000	—	2,950,000

MSCL
Cash	—	43,625,462	43,625,462

MSIP
Cash	(4,280,086)	—	(4,280,086)
U.S. Treasury Bills	81,751,003	—	81,751,003

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$2,572,300	$—	$2,572,300

GSCO
Cash	—	3,090,292	3,090,292

JPPC
Cash	—	11,525,283	11,525,283

MSCL
Cash	—	42,899,954	42,899,954

MACQ
U.S. Treasury Bills	1,253,181	—	1,253,181

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 110.3%
COMMON STOCKS - 19.3%

Belgium - 0.3%
Ageas (a)	11,019	$496,026
Colruyt SA (a)	1,450	103,416
KBC Group NV (a)	4,278	275,242
Proximus SADP	2,324	62,885
UCB SA (a)	3,687	301,142

		1,238,711

Brazil - 0.0% (b)
Yamana Gold, Inc. (1)	40,989	96,378

Canada - 1.7%
Air Canada (1)*(a)	65,825	1,251,696
ARC Resources Ltd. (1)(a)	27,287	161,899
Atco Ltd., Class I (1)	1,141	32,269
Bank of Montreal (1)(a)	2,490	162,674
Bank of Nova Scotia (The) (1)(a)	3,324	165,689
Barrick Gold Corp. (1)	1,988	26,838
Canadian Imperial Bank of Commerce (1)(a)	13,109	976,357
Canadian Natural Resources Ltd. (1)(a)	33,617	811,122
Canadian Tire Corp. Ltd., Class A (1)(a)	2,713	283,661
CGI Group, Inc., Class A (1)*(a)	8,829	540,010
CI Financial Corp. (1)	3,140	39,745
Empire Co. Ltd., Class A (1)	3,867	81,662
Fairfax Financial Holdings Ltd. (1)	168	73,956
Fortis, Inc. (1)	2,358	78,606
Franco-Nevada Corp. (1)	504	35,341
Gildan Activewear, Inc. (1)	917	27,835
Hydro One Ltd. (1)(c)	4,445	65,933
Intact Financial Corp. (1)	1,055	76,652
Kinross Gold Corp. (1)*(a)	70,111	225,966
Linamar Corp. (1)	2,752	91,317
Magna International, Inc. (1)(a)	6,969	316,341
Methanex Corp. (1)(a)	5,562	267,507
National Bank of Canada (1)(a)	6,868	281,974
Northland Power, Inc. (1)	2,531	40,231
Peyto Exploration & Development Corp. (1)	31,817	165,005
Quebecor, Inc., Class B (1)	4,044	85,134
Royal Bank of Canada (1)(a)	2,405	164,608
Seven Generations Energy Ltd., Class A (1)*(a)	35,754	291,752
Sun Life Financial, Inc. (1)	1,022	33,904
Teck Resources Ltd., Class B (1)	3,996	86,026
Toronto-Dominion Bank (The) (1)(a)	11,137	553,587
Tourmaline Oil Corp. (1)(a)	30,947	384,911
West Fraser Timber Co. Ltd. (1)(a)	10,679	527,536

		8,407,744

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	358,000	328,946

Denmark - 0.6%
Carlsberg A/S, Class B	996	105,954
Coloplast A/S, Class B (a)	1,879	174,776

INVESTMENTS	SHARES	VALUE

Denmark - 0.6% (continued)
GN Store Nord A/S (a)	5,521	$206,866
H Lundbeck A/S (a)	6,983	307,342
Jyske Bank A/S (Registered)	1,590	57,565
Novo Nordisk A/S, Class B (a)	6,287	288,744
Orsted A/S (a)(c)	1,779	119,047
Pandora A/S (a)	12,273	501,044
Rockwool International A/S, Class B	1,973	515,947
Tryg A/S	3,048	76,874
Vestas Wind Systems A/S	936	70,854
William Demant Holding A/S *(a)	11,239	319,995

		2,745,008

Finland - 0.5%
Elisa OYJ(a)	2,656	110,010
Fortum OYJ (a)	6,400	140,092
Kesko OYJ, Class B (a)	3,201	172,753
Neste OYJ (a)	12,355	956,556
Nokia OYJ	16,672	96,783
Sampo OYJ, Class A (a)	8,117	359,743
UPM-Kymmene OYJ (a)	21,537	545,184

		2,381,121

Germany - 0.3%
Aurubis AG (a)	4,387	217,386
Deutsche Lufthansa AG (Registered) (a)	63,684	1,438,211

		1,655,597

Italy - 1.7%
A2A SpA	364,040	656,537
Assicurazioni Generali SpA (a)	107,286	1,793,177
Autogrill SpA	3,514	29,647
BPER Banca (a)	49,482	190,584
Enel SpA (a)	303,732	1,760,809
Eni SpA (a)	115,714	1,827,957
Hera SpA	54,513	166,307
Italgas SpA	18,738	107,454
Poste Italiane SpA (c)	155,922	1,250,293
Saipem SpA *	37,619	140,973
Telecom Italia SpA *(a)	482,483	267,107
Terna Rete Elettrica Nazionale SpA (a)	34,736	197,271
Unipol Gruppo SpA	22,484	90,673
UnipolSai Assicurazioni SpA (a)	162,289	367,442

		8,846,231

Japan - 9.0%
AGC, Inc. (a)	16,400	509,761
Alfresa Holdings Corp. (a)	15,700	400,187
Amada Holdings Co. Ltd. (a)	10,900	97,848
Aozora Bank Ltd. (a)	11,700	348,717
Asahi Group Holdings Ltd. (a)	1,300	50,380
Astellas Pharma, Inc. (a)	26,100	333,470
Bandai Namco Holdings, Inc. (a)	3,600	161,637
Central Japan Railway Co. (a)	2,400	506,370
Chubu Electric Power Co., Inc. (a)	30,000	426,283
Citizen Watch Co. Ltd. (a)	13,100	64,515
Daicel Corp.	4,200	43,116
Dai-ichi Life Holdings, Inc. (a)	26,300	408,429
East Japan Railway Co. (a)	2,600	229,606

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - 9.0% (continued)
Electric Power Development Co. Ltd. (a)	12,900	$306,116
Fujitsu Ltd. (a)	4,400	274,279
GungHo Online Entertainment, Inc. (a)	64,100	117,318
Hakuhodo DY Holdings, Inc.	2,900	41,384
Haseko Corp. (a)	59,900	627,249
Hitachi High-Technologies Corp.	1,200	37,577
Hitachi Ltd. (a)	21,100	559,366
Honda Motor Co. Ltd. (a)	1,100	28,980
Idemitsu Kosan Co. Ltd. (a)	22,000	715,587
Inpex Corp. (a)	149,800	1,327,351
ITOCHU Corp. (a)	114,100	1,937,736
Japan Airlines Co. Ltd. (a)	20,700	733,630
Japan Post Holdings Co. Ltd. (a)	46,800	540,354
JFE Holdings, Inc. (a)	16,800	267,596
JTEKT Corp. (a)	7,500	82,948
JXTG Holdings, Inc. (a)	467,700	2,429,013
Kajima Corp. (a)	42,400	569,563
Kaken Pharmaceutical Co. Ltd.	1,400	62,163
Kamigumi Co. Ltd. (a)	9,500	194,358
Kansai Electric Power Co., Inc. (The) (a)	25,300	379,417
KDDI Corp. (a)	38,800	927,123
Kobe Steel Ltd. (a)	39,300	272,396
Konica Minolta, Inc.	4,500	40,506
Kyushu Electric Power Co., Inc. (a)	12,700	151,227
Kyushu Railway Co. (a)	12,800	433,060
Marubeni Corp. (a)	196,000	1,375,236
Mazda Motor Corp. (a)	66,400	682,619
Mebuki Financial Group, Inc.	11,600	30,677
Medipal Holdings Corp. (a)	22,500	481,369
Mitsubishi Chemical Holdings Corp. (a)	32,200	243,270
Mitsubishi Corp. (a)	74,000	2,028,825
Mitsubishi Electric Corp.	6,200	68,371
Mitsubishi Gas Chemical Co., Inc. (a)	19,400	290,604
Mitsubishi Tanabe Pharma Corp. (a)	10,900	157,348
Mitsubishi UFJ Financial Group, Inc. (a)	141,900	696,396
Mitsubishi UFJ Lease & Finance Co. Ltd. (a)	22,900	109,760
Mitsui & Co. Ltd. (a)	107,300	1,648,483
Mitsui Chemicals, Inc. (a)	9,900	223,505
Mixi, Inc.	13,400	281,211
Mizuho Financial Group, Inc. (a)	560,000	866,453
Nexon Co. Ltd. *(a)	13,300	171,697
NH Foods Ltd.	1,000	37,592
NHK Spring Co. Ltd. (a)	32,700	285,690
Nippon Electric Glass Co. Ltd. (a)	3,000	73,499
Nippon Express Co. Ltd. (a)	2,600	144,439
Nippon Shokubai Co. Ltd. (a)	1,500	95,622
Nippon Steel & Sumitomo Metal Corp.	2,300	39,516
Nippon Telegraph & Telephone Corp. (a)	51,900	2,117,486
Nissan Motor Co. Ltd. (a)	105,200	841,529
Obayashi Corp. (a)	69,200	626,601
Oracle Corp. Japan (a)	1,500	95,217
ORIX Corp.	4,200	61,370
Osaka Gas Co. Ltd. (a)	25,100	457,874
Resona Holdings, Inc. (a)	186,400	894,064
Shimamura Co. Ltd. (a)	4,600	352,248
Shimizu Corp.	7,900	64,266

INVESTMENTS	SHARES	VALUE
Japan - 9.0% (continued)
Shinsei Bank Ltd.	3,400	$40,420
Showa Denko KK (a)	3,100	92,053
Sojitz Corp. (a)	437,300	1,514,237
Sompo Holdings, Inc.	1,000	33,970
Sumitomo Chemical Co. Ltd. (a)	44,000	213,079
Sumitomo Corp. (a)	73,600	1,044,293
Sumitomo Dainippon Pharma Co. Ltd. (a)	2,200	70,159
Sumitomo Heavy Industries Ltd. (a)	6,100	180,872
Sumitomo Mitsui Financial Group, Inc. (a)	20,500	675,784
Sumitomo Mitsui Trust Holdings, Inc. (a)	900	32,775
Sumitomo Rubber Industries Ltd.	2,900	34,141
Suzuken Co. Ltd. (a)	6,070	309,100
Taiheiyo Cement Corp.	3,600	110,791
Taisei Corp. (a)	12,000	513,941
Taisho Pharmaceutical Holdings Co. Ltd.	300	30,110
Teijin Ltd. (a)	10,900	173,963
Toho Gas Co. Ltd. (a)	5,900	248,179
Tohoku Electric Power Co., Inc. (a)	18,900	248,836
Tokyo Broadcasting System Holdings, Inc. (a)	7,800	123,290
Tokyo Electric Power Co. Holdings, Inc. *(a)	566,700	3,366,220
Tokyo Gas Co. Ltd. (a)	23,800	601,953
Tosoh Corp. (a)	29,900	387,836
Toyo Seikan Group Holdings Ltd. (a)	5,600	128,174
Toyo Suisan Kaisha Ltd. (a)	3,000	104,469
Toyoda Gosei Co. Ltd. (a)	1,700	33,467
Toyota Tsusho Corp. (a)	1,800	52,888
West Japan Railway Co. (a)	5,200	367,386
Yamada Denki Co. Ltd. (a)	84,500	405,830
Yamaguchi Financial Group, Inc. (a)	29,100	278,162

		43,595,831

Luxembourg - 0.1%
ArcelorMittal (a)	13,501	279,476

Malta - 0.0% (b)
Kindred Group plc, SDR	10,091	92,764

Netherlands - 1.3%
Aegon NV (a)	272,074	1,274,298
ASM International NV	1,069	44,076
ASR Nederland NV (a)	9,459	374,283
Koninklijke Ahold Delhaize NV (a)	97,312	2,458,314
NN Group NV (a)	39,048	1,552,494
Signify NV (a)(c)	8,111	189,745
Wolters Kluwer NV (a)	4,992	293,566

		6,186,776

Norway - 0.6%
DNB ASA (a)	13,886	222,893
Equinor ASA (a)	51,297	1,088,119
Leroy Seafood Group ASA (a)	27,578	209,882
Marine Harvest ASA (a)	43,773	922,626
Salmar ASA (a)	4,202	208,414

		2,651,934

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Singapore - 0.1%
ComfortDelGro Corp. Ltd.	166,400	$262,836
Venture Corp. Ltd.	24,800	254,617

		517,453

Spain - 1.0%
Acciona SA	765	64,708
Banco Bilbao Vizcaya Argentaria SA (a)	99,139	526,608
CaixaBank SA (a)	59,221	214,465
Cia de Distribucion Integral Logista Holdings SA (a)	4,638	116,052
Distribuidora Internacional de Alimentacion SA	221,905	117,047
Ebro Foods SA (a)	4,797	95,793
Endesa SA (a)	38,348	884,331
Iberdrola SA	9,904	79,528
Mapfre SA (a)	104,509	277,567
Naturgy Energy Group SA (a)	7,470	190,565
Red Electrica Corp. SA	4,581	102,157
Repsol SA (a)	132,668	2,132,911

		4,801,732

Sweden - 0.4%
Axfood AB	5,920	101,257
Boliden AB	13,503	292,597
Modern Times Group MTG AB, Class B	1,306	43,277
Securitas AB, Class B	10,313	166,141
SSAB AB, Class A	57,470	198,204
Swedbank AB, Class A	2,409	53,844
Swedish Orphan Biovitrum AB *	26,198	572,639
Telia Co. AB (a)	44,794	213,080
Volvo AB, Class B	3,674	48,108

		1,689,147

Switzerland - 1.1%
Helvetia Holding AG (Registered)	447	261,411
Lonza Group AG (Registered) *	731	190,027
Novartis AG (Registered) (a)	10,488	898,237
Roche Holding AG (a)	4,740	1,176,747
Swiss Life Holding AG (Registered) *(a)	4,332	1,672,022
Swisscom AG (Registered) (a)	196	93,683
Temenos AG (Registered) *	540	64,888
Zurich Insurance Group AG (a)	3,584	1,068,350

		5,425,365

United Kingdom - 0.4%
Fiat Chrysler Automobiles NV *	116,278	1,676,540
Subsea 7 SA	3,040	29,623

		1,706,163

United States - 0.1%
Bausch Health Cos., Inc. (1)*	3,200	59,185
BRP, Inc.(1) (a)	10,084	261,038

		320,223

TOTAL COMMON STOCKS (Cost $94,051,557)		92,966,600

INVESTMENTS	NO. OF RIGHTS	VALUE
RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Repsol SA, expiring 1/18/2019 * (Cost $44,009)	95,727	$43,872

	SHARES
SHORT-TERM INVESTMENTS - 91.0%
INVESTMENT COMPANIES - 61.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(d)	436,874	436,874
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(d)	1,747,495	1,747,495
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(d)(e)	6,582,874	6,582,874
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(d)(e)	70,436,669	70,436,669
Limited Purpose Cash Investment Fund, 2.50% (1)(d)(i)	213,737,105	213,737,105
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(d)	2,184,369	2,184,369

TOTAL INVESTMENT COMPANIES (Cost $295,095,398)		295,125,386

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 29.6%
U.S. Treasury Bills
2.16%, 1/17/2019 (f)	$27,884,000	27,857,452
2.16%, 1/24/2019 (f)	5,001,000	4,994,024
2.26%, 2/14/2019 (f)(g)	14,783,000	14,740,710
2.23%, 2/28/2019 (f)	2,855,000	2,844,236
2.27%, 3/7/2019 (f)(g)	28,041,000	27,922,293
2.36%, 4/4/2019 (f)(g)	3,419,000	3,397,801
2.48%, 5/9/2019 (f)	2,486,000	2,464,623
2.50%, 5/16/2019 (f)(g)	17,955,000	17,792,681
2.49%, 5/23/2019 (f)(g)	2,991,000	2,962,562
2.53%, 6/6/2019 (f)(g)	4,639,000	4,590,165
2.51%, 6/13/2019 (f)(g)	29,008,000	28,689,329
2.52%, 6/20/2019 (f)(g)	3,068,000	3,032,822
2.51%, 6/27/2019 (f)(g)	1,404,000	1,387,260

TOTAL U.S. TREASURY OBLIGATIONS (Cost $142,671,202)		142,675,958

TOTAL SHORT-TERM INVESTMENTS (Cost $437,766,600)		437,801,344

TOTAL LONG POSITIONS (Cost $531,862,166)		530,811,816

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
SHORT POSITIONS - (15.8)%
COMMON STOCKS - (15.8)%

Austria - (0.1)%
ams AG	(17,577)	$(423,259)

Belgium - (0.3)%
Anheuser-Busch InBev SA/NV	(3,180)	(209,495)
Galapagos NV *	(6,588)	(603,864)
Telenet Group Holding NV	(9,720)	(452,101)

		(1,265,460)

Canada - (1.7)%
AltaGas Ltd. (1)	(44,148)	(449,500)
BlackBerry Ltd. (1)*	(40,201)	(285,930)
Bombardier, Inc., Class B (1)*	(99,247)	(147,576)
Cameco Corp. (1)	(32,231)	(365,467)
CCL Industries, Inc., Class B (1)	(2,557)	(93,762)
Cenovus Energy, Inc. (1)	(74,096)	(521,038)
Dollarama, Inc. (1)	(18,308)	(435,439)
Element Fleet Management Corp. (1)	(54,241)	(274,542)
Enbridge, Inc. (1)	(62,245)	(1,933,645)
Inter Pipeline Ltd. (1)	(11,039)	(156,383)
Keyera Corp. (1)	(1,536)	(29,039)
Manulife Financial Corp. (1)	(11,105)	(157,562)
Onex Corp. (1)	(1,133)	(61,704)
Pembina Pipeline Corp. (1)	(18,292)	(542,784)
PrairieSky Royalty Ltd. (1)	(12,966)	(167,821)
Restaurant Brands International, Inc. (1)	(1,332)	(69,586)
Shopify, Inc., Class A (1)*	(4,409)	(609,709)
Stars Group, Inc. (The) (1)*	(10,059)	(166,078)
TransCanada Corp. (1)	(37,003)	(1,321,342)
Wheaton Precious Metals Corp. (1)	(23,428)	(457,337)

		(8,246,244)

Chile - 0.0% (b)
Lundin Mining Corp. (1)	(7,262)	(30,001)

Colombia - (0.1)%
Millicom International Cellular SA, SDR	(4,713)	(298,219)

Denmark - (0.6)%
AP Moller - Maersk A/S, Class B	(1,336)	(1,680,597)
FLSmidth & Co. A/S	(4,739)	(213,752)
Genmab A/S *	(5,284)	(868,798)

		(2,763,147)

Finland - (0.1)%
Huhtamaki OYJ	(3,237)	(100,164)
Metso OYJ	(4,267)	(112,104)
Orion OYJ, Class B	(5,805)	(201,950)
Wartsila OYJ Abp	(2,526)	(40,322)

		(454,540)

Germany - (0.3)%
OSRAM Licht AG	(28,101)	(1,222,916)

Italy - (0.9)%
Atlantia SpA	(30,655)	(634,409)
Banca Generali SpA	(5,140)	(106,857)

INVESTMENTS	SHARES	VALUE

Italy - (0.9)% (continued)
Brembo SpA	(21,102)	$(215,363)
Buzzi Unicem SpA	(15,253)	(263,088)
Davide Campari-Milano SpA	(21,824)	(184,814)
Ferrari NV	(13,884)	(1,381,514)
FinecoBank Banca Fineco SpA	(11,313)	(113,825)
Intesa Sanpaolo SpA	(18,168)	(40,453)
Leonardo SpA	(46,509)	(409,755)
Moncler SpA	(1,904)	(63,361)
Pirelli & C SpA*(c)	(8,591)	(55,207)
Prysmian SpA	(30,908)	(601,378)
Recordati SpA	(3,568)	(123,561)
Unione di Banche Italiane SpA	(10,869)	(31,549)

		(4,225,134)

Japan - (8.7)%
Acom Co. Ltd.	(80,400)	(261,542)
Aeon Co. Ltd.	(45,300)	(885,437)
AEON Financial Service Co. Ltd.	(11,000)	(195,149)
ANA Holdings, Inc.	(4,300)	(154,366)
Asahi Intecc Co. Ltd.	(5,000)	(211,527)
Asics Corp.	(31,800)	(403,880)
Bank of Kyoto Ltd. (The)	(7,100)	(291,774)
Benesse Holdings, Inc.	(2,400)	(61,052)
Calbee, Inc.	(13,100)	(409,171)
Casio Computer Co. Ltd.	(8,600)	(101,964)
Chiyoda Corp.	(20,200)	(56,759)
Chugai Pharmaceutical Co. Ltd.	(1,800)	(104,399)
Chugoku Electric Power Co., Inc. (The)	(14,700)	(191,037)
Coca-Cola Bottlers Japan Holdings, Inc.	(6,300)	(187,873)
Cosmos Pharmaceutical Corp.	(3,300)	(550,602)
Credit Saison Co. Ltd.	(4,200)	(49,209)
CyberAgent, Inc.	(20,900)	(807,944)
Daifuku Co. Ltd.	(28,100)	(1,274,069)
Daiichi Sankyo Co. Ltd.	(5,500)	(175,921)
Daikin Industries Ltd.	(13,900)	(1,476,952)
Denso Corp.	(1,600)	(70,828)
Disco Corp.	(2,600)	(302,298)
Don Quijote Holdings Co. Ltd.	(5,300)	(327,681)
Eisai Co. Ltd.	(6,300)	(487,745)
FamilyMart UNY Holdings Co. Ltd.	(9,400)	(1,183,032)
FANUC Corp.	(3,300)	(500,807)
Fast Retailing Co. Ltd.	(2,200)	(1,123,631)
Fuji Electric Co. Ltd.	(4,300)	(126,646)
Hachijuni Bank Ltd. (The)	(9,600)	(39,210)
Hamamatsu Photonics KK	(1,300)	(43,566)
Hikari Tsushin, Inc.	(1,600)	(250,090)
Hirose Electric Co. Ltd.	(1,400)	(136,967)
Hisamitsu Pharmaceutical Co., Inc.	(1,300)	(71,763)
Hitachi Chemical Co. Ltd.	(2,700)	(40,618)
Hokuriku Electric Power Co.*	(15,400)	(134,204)
Ibiden Co. Ltd.	(2,900)	(40,754)
Isetan Mitsukoshi Holdings Ltd.	(45,300)	(500,506)
Iyo Bank Ltd. (The)	(21,900)	(115,277)
Izumi Co. Ltd.	(1,100)	(51,167)
J Front Retailing Co. Ltd.	(6,200)	(70,963)
Japan Airport Terminal Co. Ltd.	(8,400)	(290,384)
JGC Corp.	(25,800)	(363,117)
Kakaku.com, Inc.	(33,400)	(590,805)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - (8.7)% (continued)
Kansai Paint Co. Ltd.	(35,600)	$(683,780)
Kao Corp.	(600)	(44,411)
Kawasaki Heavy Industries Ltd.	(1,300)	(27,742)
Keikyu Corp.	(28,499)	(465,712)
Keio Corp.	(2,700)	(157,121)
Keisei Electric Railway Co. Ltd.	(3,000)	(93,993)
Keyence Corp.	(2,100)	(1,061,436)
Kikkoman Corp.	(17,800)	(952,559)
Kintetsu Group Holdings Co. Ltd.	(1,800)	(78,216)
Kobayashi Pharmaceutical Co. Ltd.	(600)	(40,689)
Koito Manufacturing Co. Ltd.	(5,600)	(288,924)
Kose Corp.	(3,400)	(534,065)
Lawson, Inc.	(2,200)	(139,160)
LINE Corp. *	(7,100)	(242,484)
LIXIL Group Corp.	(37,800)	(468,607)
M3, Inc.	(35,000)	(471,493)
Makita Corp.	(3,300)	(117,203)
Marui Group Co. Ltd.	(34,900)	(676,359)
Matsumotokiyoshi Holdings Co. Ltd.	(1,500)	(46,120)
McDonald’s Holdings Co. Japan Ltd.	(900)	(38,230)
MEIJI Holdings Co. Ltd.	(1,200)	(97,797)
MISUMI Group, Inc.	(29,500)	(621,470)
Mitsubishi Logistics Corp.	(7,400)	(168,148)
Mitsui OSK Lines Ltd.	(18,700)	(404,665)
MonotaRO Co. Ltd.	(28,100)	(692,703)
Murata Manufacturing Co. Ltd.	(3,100)	(417,724)
Nabtesco Corp.	(12,200)	(264,141)
Nankai Electric Railway Co. Ltd.	(2,000)	(52,986)
Nidec Corp.	(17,100)	(1,934,814)
Nifco, Inc.	(7,300)	(172,709)
Nintendo Co. Ltd.	(6,800)	(1,805,667)
Nippon Paint Holdings Co. Ltd.	(22,900)	(780,238)
Nippon Shinyaku Co. Ltd.	(7,300)	(462,685)
Nippon Yusen KK	(7,200)	(110,096)
Nissin Foods Holdings Co. Ltd.	(800)	(50,125)
Nitori Holdings Co. Ltd.	(1,100)	(137,764)
Nomura Research Institute Ltd.	(1,100)	(40,791)
Obic Co. Ltd.	(600)	(46,313)
Odakyu Electric Railway Co. Ltd.	(11,900)	(261,688)
Oji Holdings Corp.	(7,700)	(39,343)
Olympus Corp.	(3,600)	(110,105)
Omron Corp.	(1,600)	(58,003)
Ono Pharmaceutical Co. Ltd.	(6,000)	(122,524)
Oriental Land Co. Ltd.	(2,700)	(271,538)
Panasonic Corp.	(16,200)	(145,531)
Park24 Co. Ltd.	(2,300)	(50,649)
PeptiDream, Inc. *	(15,700)	(619,842)
Persol Holdings Co. Ltd.	(43,400)	(643,772)
Pigeon Corp.	(18,100)	(772,014)
Rakuten, Inc.	(70,900)	(475,642)
Recruit Holdings Co. Ltd.	(15,500)	(374,460)
Renesas Electronics Corp. *	(83,500)	(379,251)
Ricoh Co. Ltd.	(33,800)	(330,291)
Rinnai Corp.	(800)	(52,676)
Rohm Co. Ltd.	(1,600)	(102,120)
Ryohin Keikaku Co. Ltd.	(700)	(169,948)
Sega Sammy Holdings, Inc.	(9,800)	(136,619)

INVESTMENTS	SHARES	VALUE
Japan - (8.7)% (continued)
Seibu Holdings, Inc.	(1,600)	$(27,830)
Sekisui Chemical Co. Ltd.	(2,600)	(38,651)
Seven Bank Ltd.	(9,600)	(27,405)
Shikoku Electric Power Co., Inc.	(8,200)	(98,974)
Shimadzu Corp.	(5,100)	(100,571)
Shimano, Inc.	(2,700)	(380,612)
Shiseido Co. Ltd.	(3,200)	(200,409)
SMC Corp.	(100)	(30,107)
SoftBank Group Corp.	(4,900)	(320,946)
Sony Financial Holdings, Inc.	(35,500)	(661,599)
Sosei Group Corp. *	(3,800)	(27,518)
Square Enix Holdings Co. Ltd.	(1,400)	(38,112)
Sundrug Co. Ltd.	(1,100)	(32,757)
Suntory Beverage & Food Ltd.	(900)	(40,637)
Suruga Bank Ltd.	(7,600)	(28,012)
Sysmex Corp.	(4,300)	(204,212)
T&D Holdings, Inc.	(7,100)	(82,129)
TDK Corp.	(3,000)	(210,016)
Terumo Corp.	(10,200)	(575,332)
Tobu Railway Co. Ltd.	(3,800)	(102,601)
Tokyu Corp.	(1,700)	(27,780)
TOTO Ltd.	(22,100)	(764,443)
Toyota Industries Corp.	(1,100)	(50,655)
Tsuruha Holdings, Inc.	(4,700)	(402,470)
Unicharm Corp.	(2,700)	(87,323)
USS Co. Ltd.	(3,500)	(58,724)
Welcia Holdings Co. Ltd.	(3,700)	(167,241)
Yakult Honsha Co. Ltd.	(8,000)	(560,030)
Yamato Holdings Co. Ltd.	(26,500)	(726,541)
Yaskawa Electric Corp.	(55,500)	(1,356,652)
Yokogawa Electric Corp.	(7,000)	(120,836)
ZOZO, Inc.	(13,400)	(245,502)

		(42,514,469)

Netherlands - (0.5)%
Aalberts Industries NV	(2,226)	(74,033)
Akzo Nobel NV	(879)	(70,789)
ALTICE EUROPE NV *	(108,654)	(210,824)
ASML Holding NV	(6,582)	(1,031,134)
Heineken NV	(445)	(39,332)
Koninklijke KPN NV	(252,848)	(738,568)
Koninklijke Vopak NV	(3,323)	(150,693)
OCI NV *	(4,721)	(96,412)
SBM Offshore NV	(11,972)	(176,892)

		(2,588,677)

Norway - (0.1)%
Schibsted ASA, Class A	(9,689)	(325,524)

Singapore - (0.1)%
CapitaLand Ltd.	(163,500)	(372,850)
City Developments Ltd.	(33,700)	(200,910)
Jardine Cycle & Carriage Ltd.	(3,400)	(88,022)
Singapore Telecommunications Ltd.	(22,700)	(48,856)

		(710,638)

Spain - (0.8)%
Aena SME SA (c)	(899)	(139,679)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Spain - (0.8)% (continued)
Bankia SA	(52,110)	$(152,465)
Cellnex Telecom SA (c)	(26,912)	(688,234)
Ferrovial SA	(33,150)	(671,377)
Grifols SA	(4,865)	(127,715)
Industria de Diseno Textil SA	(72,321)	(1,845,971)

		(3,625,441)

Sweden - (0.3)%
Assa Abloy AB, Class B	(20,686)	(370,420)
Atlas Copco AB, Class A	(1,333)	(31,803)
Electrolux AB, Series B	(2,729)	(57,524)
Husqvarna AB, Class B	(7,505)	(55,717)
Saab AB, Class B	(2,660)	(92,159)
Svenska Cellulosa AB SCA, Class B	(70,913)	(551,042)
Telefonaktiebolaget LM Ericsson, Class B	(5,989)	(53,014)

		(1,211,679)

Switzerland - (1.0)%
Bucher Industries AG (Registered)	(217)	(58,536)
Cie Financiere Richemont SA (Registered)	(5,974)	(385,249)
Credit Suisse Group AG (Registered) *	(83,895)	(917,114)
EMS-Chemie Holding AG (Registered)	(228)	(108,555)
Georg Fischer AG (Registered)	(65)	(52,148)
Idorsia Ltd. *	(7,815)	(129,857)
Julius Baer Group Ltd. *	(3,221)	(114,785)
Kuehne + Nagel International AG (Registered)	(750)	(96,545)
LafargeHolcim Ltd. (Registered) *	(28,271)	(1,166,704)
OC Oerlikon Corp. AG (Registered) *	(32,589)	(366,959)
Schindler Holding AG	(798)	(158,445)
Sika AG (Registered)	(488)	(61,988)
STMicroelectronics NV	(93,311)	(1,315,302)
Vifor Pharma AG	(351)	(38,194)

		(4,970,381)

United Kingdom - (0.1)%
CNH Industrial NV	(65,876)	(595,209)

INVESTMENTS	SHARES	VALUE

Zambia - (0.1)%
First Quantum Minerals Ltd. (1)	(80,202)	$(648,572)

TOTAL COMMON STOCKS (Proceeds $(86,324,953))		(76,119,510)

TOTAL SHORT POSITIONS (Proceeds $(86,324,953))		(76,119,510)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 94.5% (Cost $445,537,213)		454,692,306

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5% (h)		26,514,704

NET ASSETS - 100.0%		$481,207,010

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$(1,913,601)	(0.4)%
Consumer Discretionary	(4,387,301)	(0.9)
Consumer Staples	(3,048,005)	(0.7)
Energy	7,141,548	1.5
Financials	16,280,171	3.4
Health Care	600,603	0.1
Industrials	(1,073,886)	(0.2)
Information Technology	(6,320,606)	(1.3)
Materials	187,567	0.0(b )
Real Estate	(573,760)	(0.1)
Utilities	9,998,232	2.1
Short-Term Investments	437,801,344	91.0

Total Investments In Securities At Value	454,692,306	94.5
Other Assets in Excess of Liabilities (h)	26,514,704	5.5

Net Assets	$481,207,010	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $79,020,196.
(b)	Represents less than 0.05% of net assets.
(c)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $741,898, which represents approximately 0.15% of net assets of the fund.

(d)	Represents 7-day effective yield as of December 31, 2018.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for swap contracts.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

(i)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

SHORT-TERM INVESTMENTS - 44.4%
INVESTMENT COMPANIES - 44.4%
Limited Purpose Cash Investment Fund, 2.50% (a) (Cost $213,707,117)	159,080,914	518,819,487	(464,163,296)	213,737,105	$213,737,105	$3,121,612	$(5,397)	$29,988

(a)	Represents 7-day effective yield as of December 31, 2018.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security Update (See note 5).

Abbreviations

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(1,575,000)	$29,268
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/13/2019	BRL	885,200	2,866
MSCI China Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the HIBOR plus or minus a specified spread (-0.15%)	Monthly	MSCS	03/20/2019	HKD	(7,604,321)	51,117
TAIEX Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	(25,139,400)	8,012
WIG20 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	03/15/2019	PLN	(45,560)	241

								91,504

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
BIST 30 Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/28/2019	TRY	625,533	$ (819)
HSCEI January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	(5,556,100)	(6,482)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/14/2019	KRW	3,078,500,000	(3,596)
MSCI Emerging Markets Thailand Net Total Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.35%)	Increases in total return of reference entity	Monthly	JPMC	03/25/2019	USD	144,554	(3,191)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.15%)	Monthly	CITI	03/20/2019	ZAR	(21,017,327)	(27,242)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(1,599,906)	(2,420)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.40%)	Monthly	CITI	03/20/2019	ZAR	(3,113,151)	(7,695)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the JIBAR plus or minus a specified spread (0.15%)	Monthly	CITI	03/20/2019	ZAR	(1,668,892)	(4,827)
MSCI Spain Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	EUR	219,263	(8,773)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Switzerland Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.30%)	Increases in total return of reference entity	Monthly	CITI	03/22/2019	CHF	488,526	$ (22,721)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	134,250	(4,880)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	1,834,750	(65,879)
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MSCS	03/15/2019	CHF	24,597,600	(630,420)
Tel Aviv Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/23/2019	ILS	2,049,418	(24,681)

								(813,626)

								$(722,122)

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	98	1/2019	EUR	$10,952,582	$(231,617)
Brent Crude Oil	4	1/2019	USD	215,200	(27,505)
CAC 40 10 Euro Index	59	1/2019	EUR	3,196,431	(48,628)
IBEX 35 Index	146	1/2019	EUR	14,247,362	(344,275)
LME Copper Base Metal	2	1/2019	USD	297,950	(11,281)
LME Copper Base Metal	4	1/2019	USD	594,988	(37,822)
LME Copper Base Metal	4	1/2019	USD	595,608	(23,808)
LME Copper Base Metal	15	1/2019	USD	2,232,866	(98,949)
MSCI Singapore Index	1	1/2019	SGD	25,071	526
Natural Gas	176	1/2019	USD	5,174,400	(1,522,300)
WTI Crude Oil	25	1/2019	USD	1,135,250	(160,385)
LME Copper Base Metal	5	2/2019	USD	745,438	(14,677)
LME Copper Base Metal	5	2/2019	USD	745,781	(34,096)
LME Copper Base Metal	5	2/2019	USD	745,710	(27,255)
3 Month Canadian Bankers Acceptance	15	3/2019	CAD	2,685,046	7,550
3 Month Euro Euribor	183	3/2019	EUR	52,572,695	8,712
ASX 90 Day Bank Accepted Bill	47	3/2019	AUD	32,946,845	(939)
Australia 10 Year Bond	486	3/2019	AUD	45,416,508	528,313
Australia 3 Year Bond	586	3/2019	AUD	46,315,578	188,136
Euro-Bobl	62	3/2019	EUR	9,413,757	28,589
Euro-Bund	1,002	3/2019	EUR	187,750,703	1,428,138
FTSE 100 Index	222	3/2019	GBP	18,842,386	(81,664)
Japan 10 Year Bond	74	3/2019	JPY	102,947,128	351,090
KOSPI 200 Index	126	3/2019	KRW	7,396,487	(17,505)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	4	3/2019	USD	$ 597,131	$ (22,856)
LME Copper Base Metal	5	3/2019	USD	745,740	(4,250)
LME Copper Base Metal	6	3/2019	USD	895,988	(17,568)
LME Copper Base Metal	46	3/2019	USD	6,862,982	(355,681)
S&P/TSX 60 Index	54	3/2019	CAD	6,782,039	(176,726)
SET50 Index	9	3/2019	THB	57,660	(1,055)
Silver	107	3/2019	USD	8,313,900	511,918
Soybean	33	3/2019	USD	1,476,750	(39,089)
SPI 200 Index	190	3/2019	AUD	18,605,228	(16,517)
TOPIX Index	21	3/2019	JPY	2,861,503	(185,317)
U.S. Treasury 2 Year Note	819	3/2019	USD	173,883,938	1,191,482
U.S. Treasury 5 Year Note	27	3/2019	USD	3,096,563	51,649
3 Month Canadian Bankers Acceptance	21	6/2019	CAD	3,759,641	14,155
3 Month Euro Euribor	780	6/2019	EUR	224,069,168	32,653
ASX 90 Day Bank Accepted Bill	188	6/2019	AUD	131,797,085	9,084
3 Month Canadian Bankers Acceptance	21	9/2019	CAD	3,759,449	12,973
3 Month Euro Euribor	799	9/2019	EUR	229,492,933	106,872
ASX 90 Day Bank Accepted Bill	196	9/2019	AUD	137,415,588	23,281
3 Month Canadian Bankers Acceptance	8	12/2019	CAD	1,432,098	1,590
3 Month Euro Euribor	622	12/2019	EUR	178,609,533	88,612
ASX 90 Day Bank Accepted Bill	149	12/2019	AUD	104,466,455	20,453

					1,104,011

Short Contracts
FTSE Bursa Malaysia KLCI Index	(2)	1/2019	MYR	(40,932)	(101)
Hang Seng Index	(15)	1/2019	HKD	(2,476,279)	(12,786)
HSCEI	(1)	1/2019	HKD	(64,504)	529
LME Copper Base Metal	(2)	1/2019	USD	(297,950)	12,045
LME Copper Base Metal	(4)	1/2019	USD	(595,608)	18,155
LME Copper Base Metal	(4)	1/2019	USD	(594,988)	35,653
LME Copper Base Metal	(15)	1/2019	USD	(2,232,866)	109,902
MSCI Taiwan Index	(39)	1/2019	USD	(1,401,660)	(28,475)
OMXS30 Index	(375)	1/2019	SEK	(5,958,442)	178,502
100 oz Gold	(181)	2/2019	USD	(23,191,530)	(771,142)
LME Copper Base Metal	(5)	2/2019	USD	(745,710)	29,003
LME Copper Base Metal	(5)	2/2019	USD	(745,781)	33,336
LME Copper Base Metal	(5)	2/2019	USD	(745,438)	13,007
3 Month Eurodollar	(85)	3/2019	USD	(20,674,125)	(30,002)
3 Month Sterling	(68)	3/2019	GBP	(10,732,259)	(4,898)
Canada 10 Year Bond	(204)	3/2019	CAD	(20,437,357)	(486,728)
Copper	(66)	3/2019	USD	(4,341,150)	178,658
DAX Index	(63)	3/2019	EUR	(19,058,821)	388,249
EURO STOXX 50 Index	(108)	3/2019	EUR	(3,680,057)	84,579
Euro-Buxl	(69)	3/2019	EUR	(14,279,230)	(313,489)
Euro-Schatz	(1,693)	3/2019	EUR	(217,136,143)	(93,989)
FTSE/JSE Top 40 Index	(101)	3/2019	ZAR	(3,303,463)	(104,169)
FTSE/MIB Index	(87)	3/2019	EUR	(9,073,893)	249,084
LME Copper Base Metal	(4)	3/2019	USD	(597,131)	21,617
LME Copper Base Metal	(5)	3/2019	USD	(745,740)	3,345
LME Copper Base Metal	(6)	3/2019	USD	(895,988)	17,190
LME Copper Base Metal	(46)	3/2019	USD	(6,862,982)	338,909
LME Copper Base Metal	(128)	3/2019	USD	(19,103,200)	756,540
Long Gilt	(223)	3/2019	GBP	(35,009,323)	(115,618)
MEX BOLSA Index	(4)	3/2019	MXN	(85,037)	50
S&P 500 E-Mini Index	(349)	3/2019	USD	(43,715,740)	1,300,757
U.S. Treasury 10 Year Note	(1,207)	3/2019	USD	(147,272,858)	(2,131,043)
U.S. Treasury Long Bond	(147)	3/2019	USD	(21,462,000)	(964,421)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
3 Month Eurodollar	(335)	6/2019	USD	$ (81,501,313)	$ (192,188)
3 Month Sterling	(180)	6/2019	GBP	(28,388,847)	(7,173)
3 Month Eurodollar	(355)	9/2019	USD	(86,389,250)	(282,383)
3 Month Sterling	(207)	9/2019	GBP	(32,632,332)	(8,800)
3 Month Eurodollar	(288)	12/2019	USD	(70,092,000)	(223,870)
3 Month Sterling	(139)	12/2019	GBP	(21,900,352)	(9,552)

					(2,011,717)

					$(907,706)

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	61,000	USD	15,569	CITI**	3/20/2019	$81
BRL	91,500	USD	23,354	JPMC**	3/20/2019	121
CHF	2,474,804	USD	2,521,391	CITI	3/20/2019	14,674
CHF	3,712,196	USD	3,781,252	JPMC	3/20/2019	22,830
CNY	5,691,600	USD	817,977	CITI**	3/20/2019	10,528
CNY	8,537,400	USD	1,226,966	JPMC**	3/20/2019	15,793
DKK	160,400	USD	24,662	CITI	3/20/2019	120
DKK	240,600	USD	36,996	JPMC	3/20/2019	179
EUR	402,800	USD	462,617	CITI	3/20/2019	1,869
EUR	604,200	USD	693,927	JPMC	3/20/2019	2,803
HKD	24,400	USD	3,123	CITI	3/20/2019	1
HKD	36,600	USD	4,684	JPMC	3/20/2019	1
HUF	52,000,000	USD	184,857	CITI	3/20/2019	1,712
HUF	78,000,000	USD	277,286	JPMC	3/20/2019	2,568
INR	130,400,000	USD	1,829,972	CITI**	3/20/2019	29,422
INR	195,600,000	USD	2,744,961	JPMC**	3/20/2019	44,127
JPY	125,052,000	USD	1,125,947	CITI	3/20/2019	22,054
JPY	187,578,000	USD	1,688,923	JPMC	3/20/2019	33,078
KRW	106,092,000	USD	94,783	CITI**	3/20/2019	737
KRW	159,138,000	USD	142,175	JPMC**	3/20/2019	1,105
MXN	129,443,996	USD	6,270,666	CITI	3/20/2019	238,202
MXN	194,166,004	USD	9,406,014	JPMC	3/20/2019	357,294
NOK	18,000	USD	2,073	CITI	3/20/2019	16
NOK	27,000	USD	3,109	JPMC	3/20/2019	24
PLN	4,200,000	USD	1,113,995	CITI	3/20/2019	10,308
PLN	6,300,000	USD	1,670,993	JPMC	3/20/2019	15,458
SEK	991,600	USD	110,472	CITI	3/20/2019	2,099
SEK	1,487,400	USD	165,708	JPMC	3/20/2019	3,150
SGD	675,600	USD	494,772	CITI	3/20/2019	1,786
SGD	1,013,400	USD	742,159	JPMC	3/20/2019	2,677
THB	127,600	USD	3,896	CITI	3/20/2019	31
THB	191,400	USD	5,844	JPMC	3/20/2019	46
USD	1,794,325	BRL	6,902,000	CITI**	3/20/2019	23,591
USD	2,691,484	BRL	10,353,000	JPMC**	3/20/2019	35,383
USD	2,020,403	CAD	2,695,601	CITI	3/20/2019	42,372
USD	3,030,017	CAD	4,043,399	JPMC	3/20/2019	62,971
USD	468,776	CHF	457,200	CITI	3/20/2019	259
USD	703,163	CHF	685,800	JPMC	3/20/2019	388
USD	699,624	EUR	605,974	CITI	3/20/2019	848
USD	1,049,434	EUR	908,960	JPMC	3/20/2019	1,271

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	1,042,978	GBP	810,000	CITI	3/20/2019	$ 6,708
USD	1,564,465	GBP	1,215,000	JPMC	3/20/2019	10,060
USD	691,072	HKD	5,391,992	CITI	3/20/2019	917
USD	1,036,607	HKD	8,087,989	JPMC	3/20/2019	1,374
USD	2,448,536	ILS	9,036,000	CITI	3/20/2019	17,480
USD	3,672,800	ILS	13,554,000	JPMC	3/20/2019	26,215
USD	1,954,628	KRW	2,167,037,500	CITI**	3/20/2019	3,538
USD	2,931,939	KRW	3,250,556,250	JPMC**	3/20/2019	5,304
USD	8,486,033	NOK	72,142,800	CITI	3/20/2019	114,121
USD	12,729,033	NOK	108,214,200	JPMC	3/20/2019	171,165
USD	140,340	ZAR	2,000,000	CITI	3/20/2019	2,600
USD	210,510	ZAR	3,000,000	JPMC	3/20/2019	3,900

Total unrealized appreciation						1,365,359

AUD	9,633,200	USD	7,080,576	CITI	3/20/2019	(286,568)
AUD	14,449,800	USD	10,620,877	JPMC	3/20/2019	(429,862)
BRL	183,000	USD	47,410	CITI**	3/20/2019	(460)
BRL	274,500	USD	71,114	JPMC**	3/20/2019	(690)
CAD	26,578,401	USD	20,077,440	CITI	3/20/2019	(574,218)
CAD	39,867,599	USD	30,116,196	JPMC	3/20/2019	(861,362)
GBP	7,469,996	USD	9,600,236	CITI	3/20/2019	(43,527)
GBP	11,205,004	USD	14,400,383	JPMC	3/20/2019	(65,311)
HKD	1,428,556	USD	183,183	CITI	3/20/2019	(335)
HKD	2,142,834	USD	274,776	JPMC	3/20/2019	(502)
KRW	35,364,000	USD	31,933	CITI**	3/20/2019	(93)
KRW	53,046,000	USD	47,898	JPMC**	3/20/2019	(138)
NOK	660,800	USD	77,771	CITI	3/20/2019	(1,087)
NOK	991,200	USD	116,656	JPMC	3/20/2019	(1,631)
NZD	11,035,200	USD	7,577,803	CITI	3/20/2019	(161,026)
NZD	16,552,800	USD	11,366,716	JPMC	3/20/2019	(241,553)
TWD	1,134,400	USD	37,423	CITI**	3/20/2019	(73)
TWD	1,701,600	USD	56,135	JPMC**	3/20/2019	(110)
USD	1,098,452	BRL	4,302,000	CITI**	3/20/2019	(5,242)
USD	1,647,676	BRL	6,453,000	JPMC**	3/20/2019	(7,865)
USD	26,880,665	CHF	26,482,398	CITI	3/20/2019	(257,242)
USD	40,320,952	CHF	39,723,602	JPMC	3/20/2019	(385,913)
USD	150,075	CNY	1,034,674	CITI**	3/20/2019	(539)
USD	225,112	CNY	1,552,010	JPMC**	3/20/2019	(809)
USD	168,975	DKK	1,104,800	CITI	3/20/2019	(1,723)
USD	253,463	DKK	1,657,200	JPMC	3/20/2019	(2,585)
USD	16,837,135	EUR	14,681,631	CITI	3/20/2019	(92,923)
USD	25,255,658	EUR	22,022,435	JPMC	3/20/2019	(139,417)
USD	4,266,740	GBP	3,359,200	CITI	3/20/2019	(30,838)
USD	6,400,195	GBP	5,038,800	JPMC	3/20/2019	(46,172)
USD	170,181	HKD	1,329,900	CITI	3/20/2019	(42)
USD	255,271	HKD	1,994,850	JPMC	3/20/2019	(63)
USD	176,695	INR	12,680,000	CITI**	3/20/2019	(4,111)
USD	265,042	INR	19,020,000	JPMC**	3/20/2019	(6,167)
USD	3,863,921	JPY	433,281,600	CITI	3/20/2019	(113,686)
USD	5,795,874	JPY	649,922,400	JPMC	3/20/2019	(170,535)
USD	2,667,607	KRW	2,993,062,500	CITI**	3/20/2019	(27,194)
USD	4,001,406	KRW	4,489,593,750	JPMC**	3/20/2019	(40,796)
USD	58,310	NOK	506,800	CITI	3/20/2019	(503)
USD	87,464	NOK	760,200	JPMC	3/20/2019	(754)
USD	6,790,342	SEK	60,833,604	CITI	3/20/2019	(115,793)
USD	10,185,499	SEK	91,250,396	JPMC	3/20/2019	(173,703)
USD	507,677	SGD	694,800	CITI	3/20/2019	(2,992)
USD	761,514	SGD	1,042,200	JPMC	3/20/2019	(4,489)
USD	61,415	THB	2,020,000	CITI	3/20/2019	(751)
USD	92,122	THB	3,030,000	JPMC	3/20/2019	(1,127)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	1,137,438	TWD	34,734,401	CITI**	3/20/2019	$ (6,188)
USD	1,706,155	TWD	52,101,599	JPMC**	3/20/2019	(9,284)
USD	246,608	ZAR	3,600,000	CITI	3/20/2019	(1,323)
USD	369,912	ZAR	5,400,000	JPMC	3/20/2019	(1,985)
ZAR	17,600,000	USD	1,258,071	CITI	3/20/2019	(45,962)
ZAR	26,400,000	USD	1,887,110	JPMC	3/20/2019	(68,946)

Total unrealized depreciation						(4,436,208)

Net unrealized depreciation						$(3,070,849)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps Outstanding at December 31, 2018

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or SONIA plus or minus a specified spread (-0.07% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	1-61 months maturity ranging from 04/13/2023 - 01/02/2024	$20,724,314	$(446,846)	$88,437	$(358,409)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Russia
Evraz plc	55,609	$340,521	$(3,902)	1.1%

United Kingdom
Aggreko plc	23,938	223,197	(10,083)	2.8
Barratt Developments plc	127,956	754,778	(82,315)	23.0
Bellway plc	17,921	574,986	(107,184)	29.9

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE

United Kingdom (continued)
Berkeley Group Holdings plc	19,893	$882,316	$(54,693)	15.3%
BT Group plc	294,720	896,125	(37,450)	10.4
Centrica plc	555,536	958,285	(11,242)	3.1
Dixons Carphone plc	98,554	150,947	(42,118)	11.8
Drax Group plc	39,289	179,744	(10,139)	2.8
Greene King plc	30,528	205,507	19,255	(5.4)
Howden Joinery Group plc	54,802	304,069	(20,857)	5.8
Intermediate Capital Group plc	10,282	122,646	(10,143)	2.8
Marks & Spencer Group plc	42,897	134,542	(20,991)	5.9
Moneysupermarket.com Group plc	48,173	169,134	(6,857)	1.9
National Grid plc	95,694	936,205	(48,087)	13.4
Pennon Group plc	18,988	167,853	(6,675)	1.9
Persimmon plc	23,424	576,835	(150,992)	42.1
Royal Mail plc	196,362	681,550	(433,771)	121.0
RPC Group plc	17,590	146,232	(17,447)	4.9
Severn Trent plc	8,297	192,330	(3,882)	1.1
Taylor Wimpey plc	247,346	430,100	(86,387)	24.1
United Utilities Group plc	20,311	190,974	(2,956)	0.8
WH Smith plc	7,717	169,285	(25,659)	7.2

Short Positions

Common Stock
Australia
Rio Tinto plc	(3,828)	(183,332)	(2,973)	0.8

Chile
Antofagasta plc	(40,585)	(405,912)	19,099	(5.3)

Netherlands
Royal Dutch Shell plc	(5,212)	(153,404)	905	(0.3)

South Africa
Old Mutual Ltd.	(319,361)	(476,262)	151,602	(42.3)

Switzerland
Glencore plc	(215,629)	(801,723)	41,382	(11.5)

United Arab Emirates
NMC Health plc	(11,686)	(407,856)	84,536	(23.6)

United Kingdom
Aviva plc	(68,667)	(328,640)	806	(0.2)
BP plc	(49,825)	(314,978)	24,465	(6.8)
British American Tobacco plc	(10,513)	(334,513)	59,194	(16.5)
Capita plc	(366,852)	(525,934)	91,980	(25.7)
Compass Group plc	(5,332)	(112,211)	(789)	0.2
ConvaTec Group plc	(62,266)	(110,292)	51,332	(14.3)
Diageo plc	(16,459)	(588,153)	185	(0.1)
Experian plc	(6,838)	(165,766)	306	(0.1)
Hargreaves Lansdown plc	(14,620)	(344,813)	7,894	(2.2)
Hiscox Ltd.	(7,409)	(153,133)	2,784	(0.8)
HSBC Holdings plc	(25,392)	(209,477)	(1,220)	0.3
IMI plc	(10,378)	(124,978)	7,569	(2.1)
Informa plc	(23,180)	(186,060)	7,872	(2.2)
InterContinental Hotels Group plc	(2,014)	(108,943)	(1,512)	0.4
Melrose Industries plc	(616,052)	(1,286,997)	189,437	(52.9)
Prudential plc	(9,245)	(165,083)	13,245	(3.7)
Rentokil Initial plc	(101,893)	(438,343)	(11,027)	3.1
RSA Insurance Group plc	(51,519)	(338,107)	21,794	(6.1)
St James’s Place plc	(14,021)	(168,866)	17,023	(4.7)
Standard Chartered plc	(33,540)	(260,662)	33,837	(9.4)
Standard Life Aberdeen plc	(81,325)	(266,286)	58,717	(16.4)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-0.20% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	54-61 months maturity ranging from 04/12/2023 - 1/02/2024	$395,110,865	$4,539,384	$727,486	$5,266,870

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
United States
AbbVie, Inc.	18,212	$1,678,964	$(36,826)	(0.7)%
Aflac, Inc.	44,180	2,012,841	83,886	1.6
Alphabet, Inc.	1,973	2,061,706	(170,320)	(3.2)
Amgen, Inc.	13,239	2,577,236	36,790	0.7
Anthem, Inc.	9,034	2,372,599	253,953	4.8
Biogen, Inc.	10,643	3,202,692	167,055	3.2
Booking Holdings, Inc.	1,292	2,225,367	(301,801)	(5.7)
Charles River Laboratories International, Inc.	17,314	1,959,599	27,871	0.5
Cigna Corp.	10,808	2,052,655	11,973	0.2
Cisco Systems, Inc.	46,007	1,993,483	(163,719)	(3.1)
Consolidated Edison, Inc.	35,383	2,705,384	(32,308)	(0.6)
Estee Lauder Cos., Inc. (The)	12,995	1,690,650	(208,694)	(4.0)
Exelon Corp.	49,700	2,241,470	171,498	3.3
Facebook, Inc.	13,399	1,756,475	(255,752)	(4.9)
Gilead Sciences, Inc.	29,713	1,858,548	(296,701)	(5.6)
HCA Healthcare, Inc.	14,685	1,827,548	(153,365)	(2.9)
HollyFrontier Corp.	35,857	1,833,010	(219,174)	(4.2)
Humana, Inc.	6,310	1,807,689	(17,160)	(0.3)
Huntington Ingalls Industries, Inc.	10,102	1,922,512	(638,401)	(12.1)
IQVIA Holdings, Inc.	18,651	2,166,687	356,295	6.8
Kohl’s Corp.	36,832	2,443,435	(89,633)	(1.7)
Macy’s, Inc.	78,088	2,325,461	(406,195)	(7.7)
Merck & Co., Inc.	30,382	2,321,489	52,355	1.0
Micron Technology, Inc.	116,667	3,701,844	(798,007)	(15.2)
Microsoft Corp.	20,661	2,098,538	(189,513)	(3.6)
PBF Energy, Inc.	60,108	1,963,728	(233,100)	(4.4)
Pfizer, Inc.	53,107	2,318,121	185,765	3.5
Raytheon Co.	12,140	1,861,669	(686,023)	(13.0)
Thermo Fisher Scientific, Inc.	12,821	2,869,212	(121,830)	(2.3)
United Therapeutics Corp.	16,509	1,797,830	(55,431)	(1.1)
Verizon Communications, Inc.	66,189	3,721,146	4,987	0.1
Viacom, Inc.	84,144	2,162,501	(339,661)	(6.4)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Short Positions

Common Stock
United States
American International Group, Inc.	(51,442)	$(2,027,329)	$426,404	8.1%
Cheniere Energy, Inc.	(53,494)	(3,166,310)	(24,665)	(0.5)
Crown Holdings, Inc.	(42,758)	(1,777,450)	64,546	1.2
First Data Corp.	(167,946)	(2,839,967)	(218,330)	(4.1)
FirstEnergy Corp.	(68,844)	(2,585,092)	(196,923)	(3.7)
General Electric Co.	(405,605)	(3,070,430)	260,574	4.9
Kraft Heinz Co. (The)	(48,779)	(2,099,448)	397,672	7.6
Martin Marietta Materials, Inc.	(14,510)	(2,493,834)	312,205	5.9
Monster Beverage Corp.	(36,288)	(1,786,095)	203,663	3.9
Newell Brands, Inc.	(98,759)	(1,835,930)	321,585	6.1
ONEOK, Inc.	(50,742)	(2,737,531)	372,843	7.1
Schlumberger Ltd.	(54,841)	(1,978,663)	634,645	12.0
Sealed Air Corp.	(89,253)	(3,109,575)	429,801	8.2
Targa Resources Corp.	(64,091)	(2,308,558)	615,895	11.7
Tesla, Inc.	(12,111)	(4,030,541)	(212,813)	(4.0)
Vulcan Materials Co.	(21,642)	(2,138,230)	272,110	5.2
Williams Cos., Inc. (The)	(105,009)	(2,315,448)	432,634	8.2
Zayo Group Holdings, Inc.	(80,011)	(1,827,451)	915,611	17.4

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HIBOR or HONIX plus or minus a specified spread (-0.04% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity 04/13/2023 - 12/06/2023	$6,408,982	$85,236	$(7,615)	$77,621

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Hong Kong
CK Hutchison Holdings Ltd.	41,000	$393,527	$(77,907)	(100.4)%
CLP Holdings Ltd.	71,500	808,014	41,084	52.9
Henderson Land Development Co. Ltd.	66,900	332,965	(30,374)	(39.1)
Hong Kong & China Gas Co. Ltd.	60,300	124,583	5,860	7.5
Kerry Properties Ltd.	29,000	98,980	(7,394)	(9.5)
Li & Fung Ltd.	224,000	35,344	(27,305)	(35.2)
Lifestyle International Holdings Ltd.	95,000	144,016	(41,305)	(53.2)
Melco International Development Ltd.	28,000	56,778	(21,354)	(27.5)
New World Development Co. Ltd.	96,000	126,794	(5,037)	(6.5)
Sino Land Co. Ltd.	66,000	113,076	(307)	(0.4)
Sun Hung Kai Properties Ltd.	13,000	185,531	(3,996)	(5.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Hong Kong (continued)
Swire Properties Ltd.	72,800	$255,793	$(14,381)	(18.5	) %
Xinyi Glass Holdings Ltd.	48,000	53,023	(59)	(0.1)
Yue Yuen Industrial Holdings Ltd.	83,500	267,308	21,252	27.4

Macau
SJM Holdings Ltd.	187,000	173,744	(3,224)	(4.2)

Short Positions

Common Stock
China
Minth Group Ltd.	(108,000)	(348,513)	74,621	96.1

Hong Kong
AIA Group Ltd.	(231,600)	(1,923,858)	57,930	74.6
ASM Pacific Technology Ltd.	(29,000)	(279,971)	44,686	57.6
Power Assets Holdings Ltd.	(22,000)	(152,843)	(2,347)	(3.0)
Techtronic Industries Co. Ltd.	(37,000)	(196,347)	15,405	19.8
Wharf Holdings Ltd. (The)	(25,000)	(65,178)	633	0.8
Wharf Real Estate Investment Co. Ltd.	(5,000)	(29,905)	3,343	4.3

United States
Samsonite International SA	(85,500)	(242,891)	55,412	71.4

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or AOISR plus or minus a specified spread (-0.08% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	58-61 months maturity ranging from 04/13/2023 - 01/02/2024	$6,385,695	$258,779	$(24,705)	$234,074

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
Australia
AGL Energy Ltd.	63,746	$925,734	$42,609	18.2%
Ansell Ltd.	1,890	29,361	(2,879)	(1.2)
BlueScope Steel Ltd.	26,841	207,055	(13,461)	(5.8)
CIMIC Group Ltd.	1,157	35,381	1,199	0.5
Crown Resorts Ltd.	6,290	52,567	(10,197)	(4.4)
Flight Centre Travel Group Ltd.	1,517	45,877	(21,840)	(9.3)
Harvey Norman Holdings Ltd.	106,702	237,506	(22,396)	(9.6)
Iluka Resources Ltd.	5,386	28,939	705	0.3
Newcrest Mining Ltd.	25,046	384,934	25,337	10.8
Santos Ltd.	57,639	222,292	(26,886)	(11.5)
South32 Ltd.	46,147	109,775	100	0.0
Telstra Corp. Ltd.	305,572	613,241	(23,383)	(10.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Australia (continued)
Wesfarmers Ltd.	4,596	$104,415	$(15,935)	(6.8	) %
Woodside Petroleum Ltd.	9,395	206,948	11,164	4.8

Short Positions

Common Stock
Australia
AMP Ltd.	(267,524)	(461,819)	157,959	67.5
APA Group	(12,564)	(75,260)	2,744	1.2
Caltex Australia Ltd.	(1,604)	(28,778)	2,012	0.9
Challenger Ltd.	(54,452)	(364,046)	42,582	18.2
Domino’s Pizza Enterprises Ltd.	(1,451)	(41,567)	9,398	4.0
LendLease Group	(9,564)	(78,350)	409	0.2
Medibank Pvt Ltd.	(56,901)	(103,013)	(5,247)	(2.2)
Origin Energy Ltd.	(85,482)	(389,937)	33,961	14.5
QBE Insurance Group Ltd.	(52,353)	(372,785)	6,745	2.9
SEEK Ltd.	(24,170)	(288,352)	36,410	15.6
Sydney Airport	(20,985)	(99,507)	2,069	0.9
Transurban Group	(25,248)	(207,224)	(3,710)	(1.6)
Treasury Wine Estates Ltd.	(19,503)	(203,373)	(3,867)	(1.7)

Ireland
James Hardie Industries plc	(42,925)	(467,659)	33,177	14.2

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or EONIA plus or minus a specified spread (-0.20% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	1-61 months maturity ranging from 01/10/2019 - 01/02/2024	$32,764,958	$(407,246)	$2,738	$(404,508)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
Long Positions

Common Stock
France
AXA SA	91,586	$1,976,601	$(216,759)	53.6%
CNP Assurances	17,376	368,832	(38,251)	9.5
Electricite de France SA	71,932	1,138,458	(10,240)	2.5
Engie SA	45,331	651,313	(78,272)	19.3
Eutelsat Communications SA	10,704	210,881	(14,556)	3.6
Peugeot SA	64,618	1,378,161	(49,055)	12.1
Renault SA	14,221	885,871	(581,075)	143.6
Societe Generale SA	13,015	412,635	(108,979)	26.9
Suez	13,304	176,047	(6,893)	1.7
TOTAL SA	42,917	2,263,662	(185,503)	45.9

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF SWAP VALUE
France (continued)
Germanyadidas AG	601	$125,602	$(21,864)	5.4%
Allianz SE (Registered)	6,671	1,340,573	(123,086)	30.4
Covestro AG	15,817	783,329	(618,557)	152.9
Germany
E.ON SE	129,969	1,282,966	(48,778)	12.1
Hannover Rueck SE	5,091	686,115	11,617	(2.9)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,251	709,039	7,688	(1.9)
Salzgitter AG	7,293	212,834	(76,772)	19.0
Software AG	3,485	125,897	(45,255)	11.2
Suedzucker AG	9,821	127,279	(24,147)	6.0
Talanx AG	5,731	195,707	(35,180)	8.7
Volkswagen AG (Preference)	8,905	1,419,953	(112,227)	27.7

Luxembourg
SES SA	10,807	206,912	(23,300)	5.8

United Kingdom
Dialog Semiconductor plc	10,316	267,325	(5,081)	1.3

Short Positions

Common Stock
France
Accor SA	(9,786)	(416,144)	66,775	(16.5)
Airbus SE	(10,788)	(1,028,526)	159,297	(39.4)
Altran Technologies SA	(27,227)	(218,827)	24,487	(6.1)
Bollore SA	(82,894)	(332,343)	56,503	(14.0)
Dassault Systemes SE	(2,454)	(291,486)	2,546	(0.6)
Edenred	(25,156)	(926,469)	(105,459)	26.1
Faurecia SA	(3,317)	(125,155)	54,114	(13.4)
Iliad SA	(7,820)	(1,097,479)	110,135	(27.2)
Ingenico Group SA	(8,857)	(502,435)	165,535	(40.9)
JCDecaux SA	(5,341)	(150,056)	24,274	(6.0)
L’Oreal SA	(1,330)	(304,336)	5,528	(1.4)
Orpea	(1,256)	(128,286)	4,419	(1.1)
Remy Cointreau SA	(4,202)	(476,291)	43,061	(10.6)
Valeo SA	(36,025)	(1,050,691)	175,506	(43.4)
Vivendi SA	(14,472)	(350,762)	2,281	(0.6)

Germany
1&1 Drillisch AG	(3,252)	(166,084)	(17,808)	4.4
CECONOMY AG	(56,198)	(202,693)	105,451	(26.1)
Continental AG	(2,419)	(336,812)	44,779	(11.1)
Delivery Hero SE	(5,879)	(219,487)	(2,558)	0.6
Deutsche Bank AG (Registered)	(257,717)	(2,055,341)	865,383	(213.9)
Deutsche Telekom AG (Registered)	(24,930)	(423,728)	(39,151)	9.7
GEA Group AG	(13,833)	(356,140)	89,421	(22.1)
Infineon Technologies AG	(75,257)	(1,506,771)	48,881	(12.1)
KION Group AG	(2,671)	(135,830)	10,954	(2.7)
Telefonica Deutschland Holding AG	(91,009)	(358,204)	30,374	(7.5)
United Internet AG (Registered)	(7,529)	(329,534)	2,941	(0.7)
Zalando SE	(14,294)	(369,335)	63,249	(15.6)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Consolidated Schedule of Investments	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$7,719,606	$7,719,606

CITI
Cash	3,175,832	—	3,175,832

GSCO
Cash	—	2,421,494	2,421,494

GSIN
Cash	(4,514,126)	—	(4,514,126)
U.S. Treasury Bills	36,738,865	—	36,738,865

JPMC
Investment Companies	6,582,874	—	6,582,874

JPMS
Cash	—	3,547,190	3,547,190

MSCL
Cash	—	3,098,422	3,098,422

MSCS
U.S. Treasury Bills	5,240,067	—	5,240,067

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$99,265	$—	$99,265

GSCO
Cash	—	180,628	180,628

GSIN
Investment Companies	30,188	—	30,188

JPPC
Cash	—	815,538	815,538

MACQ
U.S. Treasury Bills	109,318	—	109,318

MSCL
Cash	—	3,249,194	3,249,194

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

INVESTMENTS	SHARES	VALUE
COMMON STOCKS - 45.7%

Australia - 0.8%
BHP Group Ltd. (2)	446	$10,780
Caltex Australia Ltd. (2)	359	6,441
CIMIC Group Ltd. (2)	527	16,116
Dexus, REIT (2)	458	3,428
Flight Centre Travel Group Ltd. (2)	48	1,452
Goodman Group, REIT (2)	1,206	9,034
Origin Energy Ltd. (2)*	308	1,405
Rio Tinto plc (2)	419	20,067
Scentre Group, REIT (2)	1,888	5,190
Wesfarmers Ltd. (2)	91	2,067
Woodside Petroleum Ltd. (2)	578	12,732

		88,712

Belgium - 0.2%
UCB SA (2)	216	17,642

Canada - 1.0%
Alimentation Couche-Tard, Inc., Class B	362	18,006
Canadian National Railway Co.	77	5,703
CGI Group, Inc., Class A *	236	14,435
Constellation Software, Inc.	27	17,283
Empire Co. Ltd., Class A	243	5,132
Husky Energy, Inc.	857	8,858
Magna International, Inc.	306	13,890
Methanex Corp.	267	12,842
Open Text Corp.	128	4,172
RioCan REIT	122	2,127
Toronto-Dominion Bank (The)	30	1,491
West Fraser Timber Co. Ltd.	76	3,754

		107,693

Denmark - 0.6%
H Lundbeck A/S (2)	536	23,591
Novo Nordisk A/S, Class B (2)	925	42,482
Pandora A/S (2)	30	1,225

		67,298

Finland - 0.5%
Neste OYJ (2)	611	47,306
Nokia OYJ (2)	557	3,233

		50,539

France - 1.6%
Atos SE (2)	20	1,639
AXA SA (2)	1,584	34,185
BNP Paribas SA (2)	156	7,045
CNP Assurances (2)	469	9,955
Dassault Aviation SA (2)	2	2,774
Electricite de France SA (2)	1,175	18,597
Hermes International (2)	21	11,667
Kering SA (2)	51	23,892
Klepierre SA, REIT (2)	79	2,441
Peugeot SA (2)	292	6,228
TOTAL SA (2)	612	32,280
Unibail-Rodamco-Westfield, REIT (2)	110	17,022

		167,725

INVESTMENTS	SHARES	VALUE
Germany - 1.1%
Allianz SE (Registered) (2)	265	$53,253
E.ON SE (2)	2,738	27,028
SAP SE (2)	349	34,638
Volkswagen AG (Preference) (2)	18	2,870
Wirecard AG (2)	10	1,508

		119,297

Hong Kong - 0.4%
CK Asset Holdings Ltd. (2)	500	3,658
Kerry Properties Ltd. (2)	3,000	10,239
Link REIT (2)	500	5,069
Sun Hung Kai Properties Ltd. (2)	500	7,136
Swire Properties Ltd. (2)	3,600	12,649
WH Group Ltd. (2)(a)	2,000	1,536

		40,287

Italy - 0.8%
Enel SpA (2)	4,158	24,105
Eni SpA (2)	2,822	44,580
Moncler SpA (2)	367	12,213

		80,898

Japan - 3.3%
Astellas Pharma, Inc. (2)	400	5,111
Bandai Namco Holdings, Inc. (2)	100	4,490
Dai-ichi Life Holdings, Inc. (2)	1,100	17,083
Hitachi Ltd. (2)	400	10,604
Inpex Corp. (2)	500	4,430
ITOCHU Corp. (2)	500	8,491
Japan Airlines Co. Ltd. (2)	400	14,176
Japan Retail Fund Investment Corp., REIT (2)	1	1,996
JFE Holdings, Inc. (2)	400	6,371
JXTG Holdings, Inc. (2)	4,300	22,332
Kobe Steel Ltd. (2)	1,000	6,931
Marubeni Corp. (2)	800	5,613
Mitsubishi Corp. (2)	800	21,933
Mitsubishi Motors Corp. (2)	2,300	12,525
Mitsubishi UFJ Financial Group, Inc. (2)	2,100	10,306
Mitsui & Co. Ltd. (2)	1,400	21,509
Mizuho Financial Group, Inc. (2)	2,800	4,332
Nippon Telegraph & Telephone Corp. (2)	400	16,320
ORIX Corp. (2)	100	1,461
Resona Holdings, Inc. (2)	6,700	32,136
Shinsei Bank Ltd. (2)	1,200	14,266
Sony Corp. (2)	400	19,284
Sumitomo Corp. (2)	1,200	17,027
Sumitomo Heavy Industries Ltd. (2)	100	2,965
Sumitomo Mitsui Financial Group, Inc. (2)	500	16,483
Sumitomo Mitsui Trust Holdings, Inc. (2)	300	10,925
Taiheiyo Cement Corp. (2)	200	6,155
THK Co. Ltd. (2)	300	5,605
Tokio Marine Holdings, Inc. (2)	400	19,003
Tokyo Electric Power Co. Holdings, Inc. (2)*	3,000	17,820
Tosoh Corp. (2)	200	2,594

		360,277

Luxembourg - 0.3%
SES SA, FDR (2)	1,607	30,768

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

INVESTMENTS	SHARES	VALUE
Netherlands - 1.5%
ING Groep NV (2)	533	$5,733
Koninklijke Ahold Delhaize NV (2)	3,090	78,060
NN Group NV (2)	576	22,901
Royal Dutch Shell plc, Class A (2)	1,047	30,816
Royal Dutch Shell plc, Class B (2)	505	15,098
Wolters Kluwer NV (2)	64	3,764

		156,372

Singapore - 0.1%
ComfortDelGro Corp. Ltd. (2)	9,200	14,532

South Africa - 0.1%
Anglo American plc (2)	292	6,529

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA (2)	6,164	32,743
CaixaBank SA (2)	2,709	9,810

		42,553

Sweden - 0.8%
Swedish Match AB (2)	455	17,912
Telefonaktiebolaget LM Ericsson, Class B (2)	4,834	42,791
Telia Co. AB (2)	5,553	26,415

		87,118

Switzerland - 1.9%
Adecco Group AG (Registered) (2)	482	22,655
Novartis AG (Registered) (2)	110	9,421
Roche Holding AG (2)	335	83,167
Sonova Holding AG (Registered) (2)	127	20,885
Swiss Life Holding AG (Registered) (2)	60	23,158
Zurich Insurance Group AG (2)*	136	40,540

		199,826

United Kingdom - 2.2%
Aviva plc (2)	2,262	10,826
Barclays plc (2)	8,119	15,534
BP plc (2)	8,979	56,763
BT Group plc (2)	7,533	22,905
Burberry Group plc (2)	673	14,778
Centrica plc (2)	22,295	38,459
Fiat Chrysler Automobiles NV (2)*	660	9,516
GlaxoSmithKline plc (2)	662	12,616
International Consolidated Airlines Group SA (2)	4,298	34,073
RELX plc (2)	269	5,547
Royal Bank of Scotland Group plc (2)	1,497	4,153
Standard Life Aberdeen plc (2)	2,210	7,236
Unilever plc (2)	171	8,978

		241,384

United States - 28.1%
AbbVie, Inc.	126	11,616
ABIOMED, Inc. *	46	14,952
Adobe, Inc. *	272	61,537
Advance Auto Parts, Inc.	27	4,251
AES Corp.	2,413	34,892
Aflac, Inc.	61	2,779
Allergan plc	66	8,822
Allstate Corp. (The)	404	33,383

INVESTMENTS	SHARES	VALUE
United States - 28.1% (continued)
Alphabet, Inc., Class A *	39	$40,753
Alphabet, Inc., Class C *	42	43,496
Amazon.com, Inc. *	58	87,114
American Tower Corp., REIT	43	6,802
Amgen, Inc.	50	9,734
Anadarko Petroleum Corp.	218	9,557
Annaly Capital Management, Inc., REIT	1,264	12,412
Anthem, Inc.	180	47,273
Apple, Inc.	540	85,180
Applied Materials, Inc.	196	6,417
AT&T, Inc.	124	3,539
AutoZone, Inc. *	15	12,575
Bausch Health Cos., Inc. *	292	5,401
Berkshire Hathaway, Inc., Class B *	174	35,527
Biogen, Inc. *	179	53,865
Boeing Co. (The)	155	49,988
Boston Scientific Corp. *	112	3,958
Bristol-Myers Squibb Co.	1,282	66,638
Broadridge Financial Solutions, Inc.	16	1,540
Cardinal Health, Inc.	134	5,976
Celgene Corp. *	473	30,315
Centene Corp. *	290	33,437
Chevron Corp.	126	13,708
Chipotle Mexican Grill, Inc. *	37	15,976
Cigna Corp.	71	13,484
Cisco Systems, Inc.	764	33,104
Cognizant Technology Solutions Corp., Class A	421	26,725
Comcast Corp., Class A	1,251	42,597
ConocoPhillips	302	18,830
Costco Wholesale Corp.	364	74,150
Crown Castle International Corp., REIT	37	4,019
CSX Corp.	64	3,976
CVS Health Corp.	37	2,424
Darden Restaurants, Inc.	199	19,872
Dell Technologies, Inc., Class C *	125	6,109
Delta Air Lines, Inc.	708	35,329
Edwards Lifesciences Corp. *	34	5,208
Electronic Arts, Inc. *	184	14,519
Eli Lilly & Co.	315	36,452
Exelon Corp.	586	26,429
Exxon Mobil Corp.	76	5,182
Facebook, Inc., Class A *	547	71,706
First Data Corp., Class A *	416	7,035
Fortinet, Inc. *	296	20,847
Gap, Inc. (The)	1,008	25,966
Gilead Sciences, Inc.	186	11,634
HCA Healthcare, Inc.	321	39,948
HollyFrontier Corp.	512	26,173
Home Depot, Inc. (The)	274	47,079
HP, Inc.	1,137	23,263
Humana, Inc.	262	75,058
IAC/InterActiveCorp *	118	21,599
Intel Corp.	1,207	56,645
Intuit, Inc.	207	40,748
Johnson & Johnson	168	21,680
JPMorgan Chase & Co.	15	1,464
Kroger Co. (The)	818	22,495
L Brands, Inc.	535	13,733

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

INVESTMENTS	SHARES	VALUE
United States - 28.1% (continued)
Laboratory Corp. of America Holdings *	48	$6,065
Lincoln National Corp.	54	2,771
Lockheed Martin Corp.	5	1,309
Lowe’s Cos., Inc.	512	47,288
Lululemon Athletica, Inc. *	73	8,878
Macy’s, Inc.	764	22,752
ManpowerGroup, Inc.	351	22,745
Marathon Petroleum Corp.	794	46,854
Mastercard, Inc., Class A	177	33,391
McKesson Corp.	312	34,467
Medtronic plc	16	1,455
Merck & Co., Inc.	663	50,660
Michael Kors Holdings Ltd. *	115	4,361
Micron Technology, Inc. *	551	17,483
Microsoft Corp.	1,748	177,543
Mylan NV *	139	3,809
NIKE, Inc., Class B	770	57,088
Oracle Corp.	259	11,694
O’Reilly Automotive, Inc. *	24	8,264
PepsiCo, Inc.	105	11,600
Pfizer, Inc.	2,298	100,308
Philip Morris International, Inc.	437	29,174
Phillips 66	228	19,642
PNC Financial Services Group, Inc. (The)	327	38,230
Progressive Corp. (The)	146	8,808
Prologis, Inc., REIT	140	8,221
Public Service Enterprise Group, Inc.	267	13,897
Public Storage, REIT	22	4,453
Ralph Lauren Corp.	228	23,589
Robert Half International, Inc.	328	18,762
Ross Stores, Inc.	20	1,664
S&P Global, Inc.	34	5,778
Seagate Technology plc	179	6,908
Shire plc (2)	124	7,215
Simon Property Group, Inc., REIT	80	13,439
Southwest Airlines Co.	1,517	70,510
Steel Dynamics, Inc.	683	20,517
Symantec Corp.	783	14,795
Synchrony Financial	963	22,592
Texas Instruments, Inc.	241	22,775
TJX Cos., Inc. (The)	131	5,861
Twenty-First Century Fox, Inc., Class A	146	7,026
Tyson Foods, Inc., Class A	55	2,937
Ulta Beauty, Inc. *	6	1,469
United Continental Holdings, Inc. *	324	27,129
United Therapeutics Corp. *	254	27,661
Valero Energy Corp.	311	23,316
Verizon Communications, Inc.	170	9,557
Viacom, Inc., Class B	265	6,811
Walgreens Boots Alliance, Inc.	342	23,369
Walmart, Inc.	960	89,424
Walt Disney Co. (The)	86	9,430
Waste Management, Inc.	68	6,051
Welltower, Inc., REIT	23	1,596
Zoetis, Inc.	232	19,845

		3,032,131

TOTAL COMMON STOCKS (Cost $5,291,933)		4,911,581

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 41.8%
INVESTMENT COMPANIES - 41.8%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (b)	8,292	$8,292
Limited Purpose Cash Investment Fund, 2.50% (b)	4,495,370	4,495,370

TOTAL SHORT-TERM INVESTMENTS (Cost $4,503,217)		4,503,662

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 87.5% (Cost $9,795,150)		9,415,243

OTHER ASSETS IN EXCESS OF LIABILITIES - 12.5% (c)		1,349,554

NET ASSETS - 100.0%		$10,764,797

SECTOR	VALUE	% OF NET ASSETS
Communication Services	$367,440	3.4%
Consumer Discretionary	543,877	5.1
Consumer Staples	382,775	3.5
Energy	446,302	4.1
Financials	568,304	5.3
Health Care	964,275	9.0
Industrials	438,281	4.1
Information Technology	784,040	7.3
Materials	96,541	0.9
Real Estate	118,520	1.1
Utilities	201,226	1.9
Short-Term Investments	4,503,662	41.8

Total Investments In Securities At Value	9,415,243	87.5
Other Assets in Excess of Liabilities (c)	1,349,554	12.5

Net Assets	$10,764,797	100.0%

*	Non-income producing security.
(a)

Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2018 amounted to $1,536, which represents approximately 0.01% of net assets of the fund.

(b)	Represents 7-day effective yield as of December 31, 2018.
(c)	Includes appreciation/(depreciation) on futures and written option contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

Abbreviations

FDR - Fiduciary Depositary Receipt

OYJ - Public Traded Company

Preference - A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT - Real Estate Investment Trust

Written Call Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	3,000.00	2/15/2019	$(1,790)
EURO STOXX 50 Index	JPMS	1	EUR	(30,014)	EUR	3,050.00	2/15/2019	(621)
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	162.00	1/25/2019	(988)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	162.50	1/25/2019	(1,591)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	163.00	1/25/2019	(1,249)
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	163.50	2/22/2019	169
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	163.50	2/22/2019	(103)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	164.00	2/22/2019	(161)
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	164.50	1/25/2019	34
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	164.50	2/22/2019	(34)
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	165.00	2/22/2019	(92)
Nikkei 225 Index	JPMS	1	JPY	(20,014,770)	JPY	20,375.00	1/11/2019	(2,509)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,465.00	2/15/2019	(10,360)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,490.00	2/15/2019	(8,950)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,585.00	2/15/2019	(4,290)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,610.00	2/15/2019	(3,180)
U.S. Treasury 10 Year Note	JPMS	7	USD	(700,000)	USD	119.50	1/25/2019	(17,827)
U.S. Treasury 10 Year Note	JPMS	6	USD	(600,000)	USD	120.00	1/25/2019	(12,374)
U.S. Treasury 10 Year Note	JPMS	1	USD	(100,000)	USD	120.50	1/25/2019	(1,609)
U.S. Treasury 10 Year Note	JPMS	2	USD	(200,000)	USD	120.50	2/22/2019	(3,500)
U.S. Treasury 10 Year Note	JPMS	4	USD	(400,000)	USD	121.00	2/22/2019	(5,438)
U.S. Treasury 10 Year Note	JPMS	4	USD	(400,000)	USD	121.50	2/22/2019	(4,125)

								$(80,588)

Written Put Options Contracts as of December 31, 2018:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,775.00	2/15/2019	$(804)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,850.00	1/18/2019	(516)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,875.00	1/18/2019	(623)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,875.00	2/15/2019	(1,292)
EURO STOXX 50 Index	JPMS	4	EUR	(120,057)	EUR	2,925.00	1/18/2019	(1,815)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	2,925.00	2/15/2019	(1,636)
EURO STOXX 50 Index	JPMS	6	EUR	(180,085)	EUR	2,950.00	1/18/2019	(3,272)
EURO STOXX 50 Index	JPMS	1	EUR	(30,014)	EUR	2,975.00	1/18/2019	(653)
EURO STOXX 50 Index	JPMS	1	EUR	(30,014)	EUR	2,975.00	2/15/2019	(1,035)
EURO STOXX 50 Index	JPMS	2	EUR	(60,028)	EUR	3,000.00	1/18/2019	(1,556)
EURO STOXX 50 Index	JPMS	4	EUR	(120,057)	EUR	3,025.00	1/18/2019	(3,694)
EURO STOXX 50 Index	JPMS	1	EUR	(30,014)	EUR	3,050.00	1/18/2019	(1,090)
Euro-Bund	JPMS	5	EUR	(500,000)	EUR	161.00	1/25/2019	2,850

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	161.50	2/22/2019	$ 307
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	162.00	1/25/2019	658
Euro-Bund	JPMS	4	EUR	(400,000)	EUR	162.00	2/22/2019	552
Euro-Bund	JPMS	1	EUR	(100,000)	EUR	162.50	1/25/2019	795
Euro-Bund	JPMS	2	EUR	(200,000)	EUR	162.50	2/22/2019	344
FTSE 100 Index	JPMS	2	GBP	(134,563)	GBP	6,350.00	1/18/2019	(828)
FTSE 100 Index	JPMS	1	GBP	(67,281)	GBP	6,550.00	1/18/2019	(867)
Nikkei 225 Index	JPMS	1	JPY	(20,014,770)	JPY	19,125.00	1/11/2019	(1,688)
Nikkei 225 Index	JPMS	1	JPY	(20,014,770)	JPY	20,500.00	1/11/2019	(6,523)
Nikkei 225 Index	JPMS	1	JPY	(20,014,770)	JPY	20,750.00	1/11/2019	(8,029)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,270.00	1/18/2019	(1,037)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,305.00	1/18/2019	(1,998)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,325.00	1/18/2019	(2,536)
Russell 2000 Index	JPMS	1	USD	(134,856)	USD	1,345.00	1/18/2019	(3,809)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,260.00	2/15/2019	(2,039)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,285.00	2/15/2019	(2,441)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,310.00	1/18/2019	(965)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,310.00	2/15/2019	(2,847)
S&P 500 Index	JPMS	2	USD	(501,370)	USD	2,335.00	1/18/2019	(2,310)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,345.00	1/18/2019	(1,502)
S&P 500 Index	JPMS	2	USD	(501,370)	USD	2,360.00	2/15/2019	(6,560)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,375.00	1/18/2019	(1,800)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,385.00	2/15/2019	(4,110)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,410.00	1/18/2019	(2,260)
S&P 500 Index	JPMS	2	USD	(501,370)	USD	2,415.00	2/15/2019	(10,750)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,430.00	1/18/2019	(2,982)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,435.00	1/18/2019	(2,697)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,440.00	2/15/2019	(5,900)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,450.00	1/18/2019	(3,580)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,475.00	1/18/2019	(3,790)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,480.00	1/18/2019	(3,990)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,490.00	1/18/2019	(4,690)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,495.00	2/15/2019	(7,350)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,525.00	1/18/2019	(5,752)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,535.00	2/15/2019	(9,155)
S&P 500 Index	JPMS	1	USD	(250,685)	USD	2,555.00	2/15/2019	(11,130)
U.S. Treasury 10 Year Note	JPMS	4	USD	(400,000)	USD	119.50	1/25/2019	(125)
U.S. Treasury 10 Year Note	JPMS	2	USD	(200,000)	USD	119.50	2/22/2019	(219)
U.S. Treasury 10 Year Note	JPMS	2	USD	(200,000)	USD	120.00	1/25/2019	(94)
U.S. Treasury 10 Year Note	JPMS	1	USD	(100,000)	USD	120.50	1/25/2019	(94)
U.S. Treasury 10 Year Note	JPMS	1	USD	(100,000)	USD	120.50	2/22/2019	(234)

								$(139,161)

Total Written Options Contracts (Premiums Received ($185,775))								$(219,749)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Euro-Bund	2	3/2019	EUR	$374,752	$2,541
MSCI EAFE E-Mini Index	2	3/2019	USD	171,600	6
U.S. Treasury 10 Year Note	17	3/2019	USD	2,074,266	32,674

					35,221

Short Contracts
EURO STOXX 50 Index	(11)	3/2019	EUR	(374,821)	3,532
FTSE 100 Index	(1)	3/2019	GBP	(84,876)	(104)
Nikkei 225 Index	(1)	3/2019	JPY	(182,473)	9,917
Russell 2000 E-Mini Index	(4)	3/2019	USD	(269,800)	95
S&P 500 E-Mini Index	(18)	3/2019	USD	(2,254,680)	20,158

					33,598

					$68,819

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
JPMS
Cash	$—	$189,875	$189,875

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

Schedule of Investments	December 31, 2018

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital, Inc.

CITG - Citigroup Global Markets, Inc.

CITI - Citibank NA

CRSU - Credit Suisse Securities (USA) LLC

DTBK - Deutsche Bank AG

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Ltd.

MLIN - Merrill Lynch International

MPFS - Merrill Lynch, Pierce, Fenner & Smith, Inc.

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

MSIP - Morgan Stanley & Co. International plc

SOCG - Societe Generale

The following reference rates, and their values as of period-end, are used for security descriptions:

Australian Bank-Bill Reference Rate (“BBR”): 2.05%

Australian Overnight Indexed Swap Rate (“AOISR”):2.09%

Bank of Japan Estimate Unsecured Overnight Call Rate: -0.05%

Brazilian Interbank Certificate of Deposit (“CDI”): 6.40%

CAD/USD Overnight Forward FX Swap Rate: 2.30%

Canadian Dollar Offered Rate (“CDOR”): 2.30%

Canadian Overnight Repurchase Rate: 1.82%

CHF London Interbank Offered Rate (“LIBOR”): -0.80%

Copenhagen Interbank Offered Rate: -0.35%

EUR/USD 1 Week Forward Swap Rate: -0.37%

Euro Interbank Offered Rate (“EURIBOR”): -0.36%

Euro Overnight Index Average (“EONIA”): -0.36%

Federal Funds Floating Rate: 2.40%

GBP London Interbank Offered Rate (“LIBOR”): 0.73%

GBP/USD 1 Week Forward FX Swap Rate: 4.50%

HKD/USD 1 Month Forward FX Swap Rate: 2.24%

Hong Kong Interbank Offered Rate (“HIBOR”): 2.24%

Hong Kong Overnight Index Average (“HONIA”): 3.74%

Johannesburg Interbank Agreed Rate: 6.96%

JPY London Interbank Offered Rate (“LIBOR”): -0.11%

JPY/USD 1 Week Forward Swap Rate: -0.09%

London Interbank Offered Rate (“LIBOR”): 2.50%

Mexico Equilibrium Interbank Interest Rate: 8.59%

Norway Interbank Offered Rate: 1.07%

Overnight Bank Funding Rate: 2.40%

Rand Overnight Deposit Rate: 6.59%

Reserve Bank of Australia Cash Rate: 1.50%

Swiss Average Rate Overnight (“SARON”): -0.74%

Singapore Interbank Offered Rate (“SIBOR”): 1.76%

Singapore Swap Offered Rate (“SOR”): 1.75%

Sterling Overnight Index Average (“SONIA”): 0.70%

Stockholm Interbank Offered Rate (“STIBOR”): -0.29%

Tokyo Overnight Average Rate: -0.10%

Tomorrow/Next Overnight Indexed Swaps: -0.47%

Warsaw Interbank Offered Rate: 1.54%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Assets and Liabilities	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**

ASSETS:
Investments in securities of unaffiliated issuers, at cost	$624,761,302	$537,324,848	$639,563,675	$48,255,744
Investments in securities of affiliated issuers, at cost	—	6,751,730	740,579,998	—

Investments in securities of unaffiliated issuers, at value	$607,838,832	$494,628,771	$652,228,350	$48,262,212
Investments in securities of affiliated issuers, at value	—	8,008,840	740,706,994	—
Cash	15,746,811	—	21,799	—
Cash denominated in foreign currencies‡	—	1,095,189	2,846,780	138,418
Unrealized appreciation on forward foreign currency exchange contracts	1,758,225	138,942	452,267	897,352
Unrealized appreciation on OTC swaps	165,385	1,380,222	10,508,778	95,109
Deposits for securities sold short	3,448,308	11,899,825	—	—
Deposits for written options contracts	12,795,426	—	—	—
Due from broker	5,692,915	4,605,159	1,137,029	865,137
Deposits with brokers for centrally cleared swaps (unamortized upfront payments (receipts), $—, $(1,008,326), $— and $902,000, respectively)	—	678,714	—	974,902
Deposits with brokers for futures contracts	16,119,641	2,537,037	954	3,546,173
Variation margin on centrally cleared swaps	—	—	—	217,496
Variation margin on futures contracts	—	4	—	88,562
Receivables:
Securities sold	325,521	6,565,395	108,628	9,530,425
Foreign tax reclaims	53,380	51,257	1,016,957	—
Dividends and interest	593,262	2,131,674	1,931,515	51,025
Capital shares sold	1,968,731	376,992	6,218,759	179,900
Prepaid expenses	73,372	38,569	90,636	25,310

Total Assets	666,579,809	534,136,590	1,417,269,446	64,872,021

LIABILITIES:
Securities sold short, at value (proceeds $330,260,275, $119,739,168, $333,674,415 and $—, respectively)	279,531,591	113,113,261	260,334,976	—
Option contracts written, at value (proceeds $1,252,769, $—, $— and $—, respectively)	1,760,811	—	—	—
Due to custodian	—	63,476	—	5,520
Foreign currency due to custodian, at value	316,078	—	—	—
Due to broker	2,914	1,156,204	—	31,709
Unrealized depreciation on forward foreign currency exchange contracts	6,652,366	53,646	787,434	1,827,685
Unrealized depreciation on OTC swaps	1,039,263	11,948,747	25,044,588	72,810
Deposits from brokers for futures contracts	—	—	2	—
Variation margin on centrally cleared swaps	—	23,880	—	—
Variation margin on futures contracts	895,517	494,316	—	99,607
Payables:
Securities purchased	2,996,926	5,555,336	—	9,535,434
Accrued investment advisory fees	301,449	370,602	1,093,488	41,203
Accrued distribution fees—Class N	2,090	15,154	44,745	5,209
Capital shares redeemed	1,122,280	1,717,880	5,182,258	3,738,877
Dividends and interest payable on securities sold short	378,088	250,308	313,459	—
Other accrued expenses and liabilities	156,533	317,165	542,696	136,757

Total Liabilities	295,155,906	135,079,975	293,343,646	15,494,811
Commitments and contingent liabilities*

Net Assets	$371,423,903	$399,056,615	$1,123,925,800	$49,377,210

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$382,323,764	$749,229,050	$1,088,060,456	$52,049,159
Total distributable earnings (loss)	(10,899,861)	(350,172,435)	35,865,344	(2,671,949)

Net Assets	$371,423,903	$399,056,615	$1,123,925,800	$49,377,210

NET ASSETS:
Class I	$260,989,716	$319,151,661	$708,591,874	$20,230,196
Class N	11,466,707	66,251,378	209,290,283	17,074,504
Class R6	98,967,480	13,653,576	206,043,643	12,072,510

SHARES OUTSTANDING:
Class I	28,218,036	36,459,796	65,873,312	2,227,724
Class N	1,242,488	7,561,487	19,566,477	1,903,036
Class R6	10,679,328	1,563,194	19,134,890	1,329,111

NET ASSET VALUE:
Class I	$9.25	$8.75	$10.76	$9.08
Class N	$9.23	$8.76	$10.70	$8.97
Class R6	$9.27	$8.73	$10.77	$9.08

‡ Cash denominated in foreign currencies at cost	$(325,762)	$1,138,126	$2,839,508	$136,854

*	AQR Diversified Arbitrage Fund, see Note 4 in the Notes to Financial Statements for additional information.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Assets and Liabilities	December 31, 2018

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**

ASSETS:
Investments in securities of unaffiliated issuers, at cost	$2,205,997,076	$1,125,836,542	$244,665,714	$241,915,758
Investments in securities of affiliated issuers, at cost	193,022,815	533,623,218	—	—

Investments in securities of unaffiliated issuers, at value	$2,161,836,136	$1,150,517,980	$244,695,121	$238,830,560
Investments in securities of affiliated issuers, at value	193,083,657	533,760,562	—	—
Cash	1,395,676	—	620,143	2,472
Cash denominated in foreign currencies‡	5,613,623	11,702,017	—	321,097
Unrealized appreciation on forward foreign currency exchange contracts	7,211,378	18,170,798	—	2,147,447
Unrealized appreciation on OTC swaps	44,109,490	29,301,273	1,003,694	278,384
Deposits for securities sold short	—	54,949,991	—	—
Deposits for written options contracts	—	266,169	—	—
Due from broker	113,809,372	51,048,331	4,381,523	1,923,269
Deposits with brokers for centrally cleared swaps (unamortized upfront payments (receipts), $—, $(7,725,983), $— and $6,998,680, respectively)	—	3,609,350	—	8,886,258
Deposits with brokers for futures contracts	18,997,228	51,986,768	21,552,952	4,572,842
Variation margin on centrally cleared swaps	—	—	—	366,530
Variation margin on futures contracts	6,077,125	2,505,081	336,132	797,052
Receivables:
Securities sold	316,967,182	279,129,008	—	89,190
Foreign tax reclaims	1,348,390	300,910	—	—
Dividends and interest	2,364,441	4,562,173	252,665	275,541
Capital shares sold	8,505,124	2,136,322	482,119	412,744
Prepaid expenses	117,745	81,403	52,361	51,853

Total Assets	2,881,436,567	2,194,028,136	273,376,710	258,955,239

LIABILITIES:
Securities sold short, at value (proceeds $824,673,117, $302,235,427, $— and $—, respectively)	658,352,185	329,073,139	—	—
Option contracts written, at value (proceeds $—, $822,697, $— and $—, respectively)	—	1,145,086	—	—
Due to custodian	—	1,821,806	—	—
Due to broker	2,004,143	966,473	—	48,582
Unrealized depreciation on forward foreign currency exchange contracts	6,124,769	33,456,361	—	1,796,952
Unrealized depreciation on OTC swaps	129,890,722	61,263,273	1,548,141	450,141
Deposits from brokers for futures contracts	—	32,494	—	49,592
Variation margin on centrally cleared swaps	—	235,596	—	—
Variation margin on futures contracts	—	896,585	842,161	110,300
Payables:
Securities purchased	15,097,289	275,889,059	—	89,191
Accrued investment advisory fees	2,290,253	2,472,948	156,506	164,250
Accrued distribution fees—Class N	27,391	79,915	3,901	2,888
Capital shares redeemed	44,401,307	13,822,030	369,936	1,388,097
Dividends and interest payable on securities sold short	777,966	705,195	—	—
Other accrued expenses and liabilities	1,380,354	611,935	173,095	220,779

Total Liabilities	860,346,379	722,471,895	3,093,740	4,320,772

Net Assets	$2,021,090,188	$1,471,556,241	$270,282,970	$254,634,467

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$2,248,495,356	$1,844,765,727	$282,318,748	$283,458,413
Total distributable earnings (loss)	(227,405,168)	(373,209,486)	(12,035,778)	(28,823,946)

Net Assets	$2,021,090,188	$1,471,556,241	$270,282,970	$254,634,467

NET ASSETS:
Class I	$1,697,553,980	$776,088,309	$96,392,588	$217,405,765
Class N	117,288,736	370,597,014	17,457,580	12,303,370
Class R6	206,247,472	324,870,918	156,432,802	24,925,332

SHARES OUTSTANDING:
Class I	155,099,515	99,406,698	17,068,772	25,535,240
Class N	10,817,989	47,853,329	3,130,810	1,449,019
Class R6	18,792,779	41,536,191	27,627,748	2,928,896

NET ASSET VALUE:
Class I	$10.94	$7.81	$5.65	$8.51
Class N	$10.84	$7.74	$5.58	$8.49
Class R6	$10.97	$7.82	$5.66	$8.51

‡ Cash denominated in foreign currencies at cost	$5,615,562	$11,942,124	$—	$403,379

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Assets and Liabilities	December 31, 2018

	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**

ASSETS:
Investments in securities of unaffiliated issuers, at cost	$30,921,130	$64,118,148	$3,656,495,713	$318,155,049
Investments in securities of affiliated issuers, at cost	—	—	—	213,707,117
Investments in securities of controlled affiliated issuers, at cost	—	—	766,186,705	—
Repurchase agreements, at cost	5,939,568	—	—	—

Investments in securities of unaffiliated issuers, at value	$30,600,392	$63,447,588	$3,459,740,981	$317,074,711
Investments in securities of affiliated issuers, at value	—	—	—	213,737,105
Investments in securities of controlled affiliated issuers, at value	—	—	766,394,439	—
Repurchase agreements, at value	5,939,568	—	—	—
Cash	79	68	21,215,767	8,663,151
Cash denominated in foreign currencies‡	24,499	22,473	16,766,597	923,132
Unrealized appreciation on forward foreign currency exchange contracts	65,147	43,382	30,835,614	1,365,359
Unrealized appreciation on OTC swaps	121,663	57,489	162,896,139	5,670,069
Due from broker	49,616	299,148	60,168,745	3,316,549
Deposits with brokers for futures contracts	1,578,276	1,736,406	211,861,490	20,927,312
Variation margin on futures contracts	150,709	319,943	6,450,878	373,791
Receivables:
Securities sold	30,831	27,615	179,537,206	10,698,133
Foreign tax reclaims	—	—	2,318,337	107,104
Dividends and interest	34,500	68,477	4,354,777	635,723
Capital shares sold	20	1,585,471	10,345,605	2,668,909
Due from Investment Adviser	2,661	—	—	—
Prepaid expenses	34,237	34,531	177,619	51,344

Total Assets	38,632,198	67,642,591	4,933,064,194	586,212,392

LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $1,501,255,867 and $86,324,953, respectively)	—	—	1,230,185,465	76,119,510
Reverse repurchase agreements, at value	10,157,890	—	—	—
Due to broker	31,444	29,224	127,492,909	4,515,049
Unrealized depreciation on forward foreign currency exchange contracts	67,866	55,929	76,932,714	4,436,208
Unrealized depreciation on OTC swaps	105,252	118,780	41,360,482	1,576,543
Deposits from brokers for futures contracts	—	30,315	299,610	—
Variation margin on futures contracts	28,235	31,715	17,803,533	1,176,737
Payables:
Securities purchased	2,421,333	27,616	104,076,919	10,526,761
Accrued investment advisory fees	—	21,112	4,024,777	259,026
Accrued distribution fees—Class N	912	475	18,861	4,492
Capital shares redeemed	300,245	209,493	26,535,512	6,044,952
Dividends and interest payable on securities sold short	—	—	2,256,102	99,905
Interest payable for reverse repurchase agreements	37,601	—	—	—
Other accrued expenses and liabilities	128,706	230,623	730,013	246,199

Total Liabilities	13,279,484	755,282	1,631,716,897	105,005,382

Net Assets	$25,352,714	$66,887,309	$3,301,347,297	$481,207,010

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$28,767,317	$70,901,061	$3,752,906,923	$492,617,948
Total distributable earnings (loss)	(3,414,603)	(4,013,752)	(451,559,626)	(11,410,938)

Net Assets	$25,352,714	$66,887,309	$3,301,347,297	$481,207,010

NET ASSETS:
Class I	$20,456,865	$63,972,282	$1,759,075,140	$407,402,067
Class N	4,125,494	2,220,694	82,850,358	21,870,940
Class R6	770,355	694,333	1,459,421,799	51,934,003

SHARES OUTSTANDING:
Class I	2,796,989	7,567,807	195,099,458	40,707,426
Class N	563,726	264,351	9,202,006	2,197,135
Class R6	105,366	82,163	161,609,679	5,182,314

NET ASSET VALUE:
Class I	$7.31	$8.45	$9.02	$10.01
Class N	$7.32	$8.40	$9.00	$9.95
Class R6	$7.31	$8.45	$9.03	$10.02

‡ Cash denominated in foreign currencies at cost	$25,139	$23,022	$16,933,014	$920,424

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Assets and Liabilities	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND

ASSETS:
Investments in securities of unaffiliated issuers, at cost	$9,795,150

Investments in securities of unaffiliated issuers, at value	$9,415,243
Cash	1,114,922
Deposits for written options contracts	16,041
Deposits with brokers for futures contracts	249,807
Receivables:
Securities sold	2,236
Foreign tax reclaims	67
Dividends and interest	14,025
Capital shares sold	163,826
Due from Investment Adviser	50,629
Prepaid expenses	81,681

Total Assets	11,108,477

LIABILITIES:
Option contracts written, at value (proceeds $185,775, respectively)	219,749
Foreign currency due to custodian, at value	21,292
Variation margin on futures contracts	7,154
Payables:
Securities purchased	2,238
Accrued distribution fees—Class N	205
Other accrued expenses and liabilities	93,042

Total Liabilities	343,680

Net Assets	$10,764,797

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$11,260,870
Total distributable earnings (loss)	(496,073)

Net Assets	$10,764,797

NET ASSETS:
Class I	$1,065,234
Class N	955,060
Class R6	8,744,503

SHARES OUTSTANDING:
Class I	111,628
Class N	100,126
Class R6	916,760

NET ASSET VALUE:
Class I	$9.54
Class N	$9.54
Class R6	$9.54

‡ Cash denominated in foreign currencies at cost	$(20,742)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Operations	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$6,401,466	$4,500,414	$18,351,056	$354,056
Affiliated issuers	—	—	18,063,709	—
Interest income	600,190	7,323,197	8,153,806	317,090

Total Income	7,001,656	11,823,611	44,568,571	671,146

EXPENSES:
Investment advisory fees	2,539,351	4,574,817	21,172,268	489,499
Custody fees	12,780	17,847	48,756	35,716
Administration & accounting fees	70,793	132,055	650,984	17,596
Legal fees	5,664	47,970	46,718	6,263
Audit & tax fees	101,865	113,640	102,452	102,275
Shareholder reporting fees	19,238	67,625	207,843	3,791
Transfer agent fees	155,346	441,716	1,241,680	37,143
Trustee fees	12,659	21,402	71,390	7,079
Offering costs	48,509	—	—	—
Distribution fees—Class N	11,857	198,256	733,766	20,922
Dividends and interest on securities sold short (Note 4)	4,070,309	3,249,987	14,372,178	—
Recoupment of waiver	—	21,159	23,990	—
Registration fees	78,742	51,605	204,654	43,401
Pricing fee	4,965	162,073	23,750	—
Other expenses	5,945	59,450	65,033	3,106

Total Expenses	7,138,023	9,159,602	38,965,462	766,791

Less fee waivers and/or reimbursements	(163,654)	(208,409)	—	(199,153)

Net Expenses	6,974,369	8,951,193	38,965,462	567,638

Net Investment Income (Loss)	27,287	2,872,418	5,603,109	103,508

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	(20,300,952)	42,523,710	128,863	(28,300)
Transactions in investment securities of affiliated issuers	—	448,137	(59,707)	—
Settlement of foreign currency and foreign currency transactions	(100,357)	928,656	352,681	(34,530)
Settlement of forward foreign currency contracts	(704,397)	202,050	5,214,117	565,500
Expiration or closing of futures contracts	(5,558,045)	1,826,421	(5,487,528)	2,286,143
Closed short positions in securities	(13,154,693)	(18,714,430)	(18,113,515)	—
Expiration or closing of swap contracts	(3,580,326)	14,971,150	(173,552,286)	(175,416)
Expiration or closing of option contracts written	(186,110)	7,979	—	—

Net realized gain (loss)	(43,584,880)	42,193,673	(191,517,375)	2,613,397

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	(17,942,422)	(54,631,735)	(80,054,442)	8,552
Investment securities of affiliated issuers	—	(303,203)	129,558	—
Foreign currency and foreign currency transactions	31,535	(143,482)	78,975	14,779
Forward foreign currency exchange contracts	(4,975,838)	195,356	539,802	(791,896)
Futures contracts	3,113,527	759,466	(130,738)	(78,599)
Short positions in securities	51,519,852	38,578,536	89,769,766	—
Swap contracts	(1,164,896)	(19,546,985)	(95,981,550)	(833,560)
Option contracts written	(543,579)	—	—	—

Net change in unrealized appreciation (depreciation)	30,038,179	(35,092,047)	(85,648,629)	(1,680,724)

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(13,546,701)	7,101,626	(277,166,004)	932,673

Net increase (decrease) in net assets resulting from operations	$(13,519,414)	$9,974,044	$(271,562,895)	$1,036,181

† Net of foreign taxes withheld of	$226,956	$7,568	$2,393,192	$—

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Operations	December 31, 2018

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$38,695,147	$23,058,988	$2,529,755	$2,543,981
Affiliated issuers	30,094,822	15,543,780	—	—
Interest income	30,897,904	9,073,122	2,347,423	4,996,801

Total Income	99,687,873	47,675,890	4,877,178	7,540,782

EXPENSES:
Investment advisory fees	54,763,079	44,766,678	2,300,561	3,012,885
Custody fees	55,571	124,316	18,375	34,803
Administration & accounting fees	1,661,971	750,152	90,248	128,232
Legal fees	125,148	174,617	14,121	22,676
Audit & tax fees	129,599	174,495	95,513	104,148
Shareholder reporting fees	421,807	283,237	27,679	20,837
Transfer agent fees	3,348,231	1,629,058	122,792	267,766
Trustee fees	175,348	90,555	15,978	19,788
Distribution fees—Class N	713,075	1,060,502	60,707	38,925
Dividends and interest on securities sold short (Note 4)	24,684,189	10,368,965	—	—
Recoupment of waiver	—	24,508	4,329	14,798
Registration fees	257,433	85,379	64,515	72,320
Pricing fee	25,577	38,907	81	2,088
Other expenses	170,386	89,483	9,235	14,454

Total Expenses	86,531,414	59,660,852	2,824,134	3,753,720

Less fee waivers and/or reimbursements	—	—	(67,029)	(44,324)

Net Expenses	86,531,414	59,660,852	2,757,105	3,709,396

Net Investment Income (Loss)	13,156,459	(11,984,962)	2,120,073	3,831,386

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	57,986,497	95,499,554	(10,779)	(412,238)
Transactions in investment securities of affiliated issuers	57,024	(71,866)	—	—
Settlement of foreign currency and foreign currency transactions	1,977,889	1,711,935	—	(461,567)
Settlement of forward foreign currency contracts	(49,056,960)	(17,120,340)	—	(2,630,924)
Expiration or closing of futures contracts	(18,546,283)	(18,585,440)	(44,141,003)	(11,946,347)
Closed short positions in securities	(235,784,017)	(62,523,909)	—	—
Expiration or closing of swap contracts	(216,457,894)	(139,928,928)	(4,556,112)	(1,376,988)
Expiration or closing of option contracts written	—	91,414	—	—

Net realized gain (loss)	(459,823,744)	(140,927,580)	(48,707,894)	(16,828,064)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	(245,757,262)	(111,849,968)	38,494	(6,423,371)
Investment securities of affiliated issuers	60,842	137,344	—	—
Foreign currency and foreign currency transactions	80,174	(2,007,705)	—	224,393
Forward foreign currency exchange contracts	(6,017,168)	(10,926,095)	—	(634,372)
Futures contracts	(48,600,745)	(12,385,812)	(19,428,998)	(4,416,473)
Short positions in securities	202,842,647	85,409,048	—	—
Swap contracts	(330,915,441)	(180,846,538)	369,986	(4,093,230)
Option contracts written	—	2,134,960	—	—

Net change in unrealized appreciation (depreciation)	(428,306,953)	(230,334,766)	(19,020,518)	(15,343,053)

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(888,130,697)	(371,262,346)	(67,728,412)	(32,171,117)

Net increase (decrease) in net assets resulting from operations	$(874,974,238)	$(383,247,308)	$(65,608,339)	$(28,339,731)

† Net of foreign taxes withheld of	$1,355,836	$21,252	$—	$70,393

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Operations	December 31, 2018

	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$261,207	$501,505	$72,667,834	$4,368,357
Affiliated issuers	—	—	—	3,121,612
Controlled affiliated issuers	—	—	20,249,381	—
Interest income	810,354	961,515	17,904,148	2,501,587

Total Income	1,071,561	1,463,020	110,821,363	9,991,556

EXPENSES:
Investment advisory fees	413,361	564,263	63,681,565	3,035,852
Custody fees	22,969	21,261	90,662	22,264
Administration & accounting fees	19,722	28,609	1,474,500	146,095
Legal fees	9,222	9,799	96,062	10,723
Audit & tax fees	99,670	95,343	133,928	105,772
Shareholder reporting fees	5,072	5,485	404,367	46,192
Transfer agent fees	43,314	80,848	2,266,837	326,082
Trustee fees	7,455	8,525	162,731	21,086
Distribution fees—Class N	22,777	6,508	368,682	71,577
Dividends and interest on securities sold short and reverse repurchase agreements (Note 4)	227,946	—	36,297,567	1,588,324
Recoupment of waiver	—	—	59,178	19,499
Registration fees	43,353	42,917	193,424	52,827
Pricing fee	133	7	23,773	23,643
Other expenses	4,172	4,810	149,605	15,674

Total Expenses	919,166	868,375	105,402,881	5,485,610

Less fee waivers and/or reimbursements	(184,961)	(157,511)	(384,856)	(8,073)

Net Expenses	734,205	710,864	105,018,025	5,477,537

Net Investment Income (Loss)	337,356	752,156	5,803,338	4,514,019

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	(52,059)	(86,205)	188,758,926	4,102,331
Transactions in investment securities of affiliated issuers	—	—	—	(5,397)
Transactions in investment securities of controlled affiliated issuers	—	—	(105,283)	—
Settlement of foreign currency and foreign currency transactions	(15,368)	(12,574)	(2,813,093)	(23,507)
Settlement of forward foreign currency contracts	638,737	753,938	(6,713,576)	1,434,558
Expiration or closing of futures contracts	(1,849,970)	(2,939,953)	(105,152,361)	(3,665,858)
Closed short positions in securities	—	—	(337,870,095)	(2,723,509)
Expiration or closing of swap contracts	(1,097,584)	(1,237,509)	(63,281,349)	(12,573,312)

Net realized gain (loss)	(2,376,244)	(3,522,303)	(327,176,831)	(13,454,694)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	(1,094,103)	(1,286,800)	(489,280,341)	(16,561,884)
Investment securities of affiliated issuers	—	—	—	29,988
Investment securities of controlled affiliated issuers	—	—	207,734	—
Foreign currency and foreign currency transactions	(2,118)	(5,543)	(1,805,460)	(37,738)
Forward foreign currency exchange contracts	115,054	93,576	(39,949,394)	(2,722,202)
Futures contracts	(1,032,110)	(943,681)	(50,080,726)	(3,358,099)
Short positions in securities	—	—	348,247,862	14,188,936
Swap contracts	61,527	(33,553)	(74,644,984)	(6,570,046)

Net change in unrealized appreciation (depreciation)	(1,951,750)	(2,176,001)	(307,305,309)	(15,031,045)

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(4,327,994)	(5,698,304)	(634,482,140)	(28,485,739)

Net increase (decrease) in net assets resulting from operations	$(3,990,638)	$(4,946,148)	$(628,678,802)	$(23,971,720)

† Net of foreign taxes withheld of	$4,182	$6,734	$2,549,961	$322,013

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Operations	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND
FOR THE PERIOD 11/01/18*-12/31/18

INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$33,794

Total Income	33,794

EXPENSES:
Investment advisory fees	9,786
Custody fees	2,500
Administration & accounting fees	2,983
Legal fees	500
Audit & tax fees	83,275
Shareholder reporting fees	2,000
Transfer agent fees	3,129
Trustee fees	1,604
Offering costs	3,287
Distribution fees—Class N	402
Registration fees	9,044
Pricing fee	834
Other expenses	451

Total Expenses	119,795

Less fee waivers and/or reimbursements	(107,408)

Net Expenses	12,387

Net Investment Income (Loss)	21,407

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	(126,860)
Settlement of foreign currency and foreign currency transactions	2,003
Expiration or closing of futures contracts	91,864
Expiration or closing of option contracts written	(121,920)

Net realized gain (loss)	(154,913)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	(379,907)
Foreign currency and foreign currency transactions	(229)
Futures contracts	68,819
Option contracts written	(33,974)

Net change in unrealized appreciation (depreciation)	(345,291)

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(500,204)

Net increase (decrease) in net assets resulting from operations	$(478,797)

† Net of foreign taxes withheld of	$336

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND		AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE PERIOD 9/19/17*- 12/31/17	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$27,287	$(17,470)	$2,872,418	$1,001,428
Net realized gain (loss)	(43,584,880)	(679,106)	42,193,673	(10,574,813)
Net change in unrealized appreciation (depreciation)	30,038,179	338,951	(35,092,047)	37,246,211
Net increase (decrease) in net assets resulting from operations	(13,519,414)	(357,625)	9,974,044	27,672,826

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(197,523)	—	(21,292,398)	(26,664,397)
Class N	(7,379)	—	(4,193,660)	(5,145,014)
Class R6	(86,658)	—	(871,174)	(558,283)
Total distributions	(291,560)	—	(26,357,232)	(32,367,694)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	469,503,958	29,460,090	133,439,029	159,039,676
Reinvestment of distributions	197,507	—	13,354,400	15,220,267
Cost of shares redeemed	(226,403,359)	(2,476,748)	(201,260,502)	(142,617,620)

Net increase (decrease) from capital transactions	243,298,106	26,983,342	(54,467,073)	31,642,323

CLASS N
Proceeds from shares sold	13,543,561	2,408,539	20,304,675	19,139,174
Reinvestment of distributions	7,379	—	4,179,442	5,124,877
Cost of shares redeemed	(3,304,248)	(870,459)	(32,515,274)	(48,486,010)

Net increase (decrease) from capital transactions	10,246,692	1,538,080	(8,031,157)	(24,221,959)

CLASS R6
Proceeds from shares sold	143,810,607	51,685,926	11,477,232	3,691,438
Reinvestment of distributions	71,249	—	489,696	558,283
Cost of shares redeemed	(90,399,580)	(1,641,920)	(6,190,750)	(830,613)

Net increase (decrease) from capital transactions	53,482,276	50,044,006	5,776,178	3,419,108

Net increase (decrease) in net assets resulting from capital transactions	307,027,074	78,565,428	(56,722,052)	10,839,472
Total increase (decrease) in net assets	293,216,100	78,207,803	(73,105,240)	6,144,604

NET ASSETS:
Beginning of period	78,207,803	—	472,161,855	466,017,251
End of period	$371,423,903	$78,207,803	$399,056,615	$472,161,855

The accompanying notes are an integral part of these financial statements.	(continued on p. 278)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND		AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE PERIOD 9/19/17*- 12/31/17	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	2,682,282	—	42,440,083	39,012,519
Shares sold	49,682,754	2,928,020	14,381,039	16,738,611
Shares issued on reinvestment of distributions	21,237	—	1,522,737	1,674,397
Shares redeemed	(24,168,237)	(245,738)	(21,884,063)	(14,985,444)

Shares outstanding, end of period	28,218,036	2,682,282	36,459,796	42,440,083

CLASS N
Shares outstanding, beginning of period	153,729	—	8,415,812	10,932,154
Shares sold	1,436,820	240,206	2,195,480	2,021,912
Shares issued on reinvestment of distributions	795	—	476,018	563,793
Shares redeemed	(348,856)	(86,477)	(3,525,823)	(5,102,047)

Shares outstanding, end of period	1,242,488	153,729	7,561,487	8,415,812

CLASS R6
Shares outstanding, beginning of period	4,972,362	—	924,895	560,186
Shares sold	15,254,295	5,135,575	1,255,278	389,979
Shares issued on reinvestment of distributions	7,645	—	55,965	61,552
Shares redeemed	(9,554,974)	(163,213)	(672,944)	(86,822)

Shares outstanding, end of period	10,679,328	4,972,362	1,563,194	924,895

(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR EQUITY MARKET NEUTRAL FUND		AQR GLOBAL MACRO FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$5,603,109	$(11,112,530)	$103,508	$(155,507)
Net realized gain (loss)	(191,517,375)	35,299,203	2,613,397	(1,675,159)
Net change in unrealized appreciation (depreciation)	(85,648,629)	65,277,178	(1,680,724)	905,855
Net increase (decrease) in net assets resulting from operations	(271,562,895)	89,463,851	1,036,181	(924,811)

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(3,514,719)	(51,647,198)	(938,655)	(4,091)
Class N	(1,041,810)	(11,886,225)	(986,322)	—
Class R6	(1,017,912)	(10,859,269)	(460,233)	(16,957)
Total distributions	(5,574,441)	(74,392,692)	(2,385,210)	(21,048)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	683,095,837	1,080,261,350	29,356,686	9,413,713
Reinvestment of distributions	2,641,777	40,825,774	936,110	4,091
Cost of shares redeemed	(1,335,331,827)	(376,083,911)	(18,886,754)	(18,482,929)

Net increase (decrease) from capital transactions	(649,594,213)	745,003,213	11,406,042	(9,065,125)

CLASS N
Proceeds from shares sold	106,888,936	319,225,684	29,248,233	1,132,109
Reinvestment of distributions	1,041,355	11,872,249	986,322	—
Cost of shares redeemed	(216,570,707)	(122,959,941)	(14,299,996)	(1,354,486)

Net increase (decrease) from capital transactions	(108,640,416)	208,137,992	15,934,559	(222,377)

CLASS R6
Proceeds from shares sold	135,403,341	215,624,249	49,551	9,732,823
Reinvestment of distributions	919,463	3,793,780	459,833	16,957
Cost of shares redeemed	(214,060,186)	(72,646,247)	(3,185,048)	(18,553)

Net increase (decrease) from capital transactions	(77,737,382)	146,771,782	(2,675,664)	9,731,227

Net increase (decrease) in net assets resulting from capital transactions	(835,972,011)	1,099,912,987	24,664,937	443,725
Total increase (decrease) in net assets	(1,113,109,347)	1,114,984,146	23,315,908	(502,134)

NET ASSETS:
Beginning of period	2,237,035,147	1,122,051,001	26,061,302	26,563,436

End of period	$1,123,925,800	$2,237,035,147	$49,377,210	$26,061,302

The accompanying notes are an integral part of these financial statements.	(continued on p. 280)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR EQUITY MARKET NEUTRAL FUND		AQR GLOBAL MACRO FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	126,740,391	66,027,774	1,051,631	2,093,720
Shares sold	58,626,776	88,121,432	3,084,850	1,070,707
Shares issued on reinvestment of distributions	247,821	3,276,547	102,084	469
Shares redeemed	(119,741,676)	(30,685,362)	(2,010,841)	(2,113,265)

Shares outstanding, end of period	65,873,312	126,740,391	2,227,724	1,051,631

CLASS N
Shares outstanding, beginning of period	29,297,507	12,899,700	334,118	357,773
Shares sold	9,239,426	25,393,645	3,017,567	130,287
Shares issued on reinvestment of distributions	98,241	955,897	108,866	—
Shares redeemed	(19,068,697)	(9,951,735)	(1,557,515)	(153,942)

Shares outstanding, end of period	19,566,477	29,297,507	1,903,036	334,118

CLASS R6
Shares outstanding, beginning of period	26,681,122	14,839,955	1,597,192	482,492
Shares sold	11,197,870	17,476,921	5,248	1,114,858
Shares issued on reinvestment of distributions	86,173	304,477	50,145	1,945
Shares redeemed	(18,830,275)	(5,940,231)	(323,474)	(2,103)

Shares outstanding, end of period	19,134,890	26,681,122	1,329,111	1,597,192

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR LONG-SHORT EQUITY FUND		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$13,156,459	$(24,953,313)	$(11,984,962)	$(25,089,728)
Net realized gain (loss)	(459,823,744)	350,367,220	(140,927,580)	165,527,250
Net change in unrealized appreciation (depreciation)	(428,306,953)	299,785,467	(230,334,766)	(39,445,250)
Net increase (decrease) in net assets resulting from operations	(874,974,238)	625,199,374	(383,247,308)	100,992,272

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(110,914,912)	(351,432,606)	—	(158,909,006)
Class N	(7,317,725)	(32,546,223)	—	(32,419,228)
Class R6	(13,197,027)	(82,079,130)	—	(47,912,430)
Total distributions	(131,429,664)	(466,057,959)	—	(239,240,664)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	1,661,241,345	2,781,588,310	527,868,704	592,399,242
Reinvestment of distributions	79,782,800	246,544,609	—	121,893,204
Cost of shares redeemed	(3,387,400,801)	(798,799,416)	(1,505,699,183)	(1,041,915,240)

Net increase (decrease) from capital transactions	(1,646,376,656)	2,229,333,503	(977,830,479)	(327,622,794)

CLASS N
Proceeds from shares sold	123,395,387	271,303,334	118,995,277	80,752,855
Reinvestment of distributions	7,230,423	32,265,788	—	32,408,081
Cost of shares redeemed	(344,172,803)	(224,410,842)	(117,174,916)	(129,604,451)

Net increase (decrease) from capital transactions	(213,546,993)	79,158,280	1,820,361	(16,443,515)

CLASS R6
Proceeds from shares sold	308,186,315	558,911,989	128,136,646	114,152,756
Reinvestment of distributions	8,033,877	38,588,892	—	46,123,161
Cost of shares redeemed	(924,512,139)	(109,232,039)	(328,757,340)	(144,378,330)

Net increase (decrease) from capital transactions	(608,291,947)	488,268,842	(200,620,694)	15,897,587

Net increase (decrease) in net assets resulting from capital transactions	(2,468,215,596)	2,796,760,625	(1,176,630,812)	(328,168,722)
Total increase (decrease) in net assets	(3,474,619,498)	2,955,902,040	(1,559,878,120)	(466,417,114)

NET ASSETS:
Beginning of period	5,495,709,686	2,539,807,646	3,031,434,361	3,497,851,475

End of period	$2,021,090,188	$5,495,709,686	$1,471,556,241	$3,031,434,361

The accompanying notes are an integral part of these financial statements.	(continued on p. 282)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR LONG-SHORT EQUITY FUND		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	298,568,829	137,770,452	219,604,853	253,175,292
Shares sold	124,006,619	199,716,250	62,383,598	62,004,170
Shares issued on reinvestment of distributions	7,332,952	17,485,434	—	13,394,858
Shares redeemed	(274,808,885)	(56,403,307)	(182,581,753)	(108,969,467)

Shares outstanding, end of period	155,099,515	298,568,829	99,406,698	219,604,853

CLASS N
Shares outstanding, beginning of period	27,927,412	22,112,585	48,119,919	49,655,549
Shares sold	9,163,590	19,567,362	13,941,914	8,464,360
Shares issued on reinvestment of distributions	670,726	2,303,054	—	3,581,003
Shares redeemed	(26,943,739)	(16,055,589)	(14,208,504)	(13,580,993)

Shares outstanding, end of period	10,817,989	27,927,412	47,853,329	48,119,919

CLASS R6
Shares outstanding, beginning of period	69,452,664	34,579,765	67,398,448	65,492,180
Shares sold	22,146,443	39,728,027	15,159,212	11,858,560
Shares issued on reinvestment of distributions	736,377	2,730,990	—	5,062,916
Shares redeemed	(73,542,705)	(7,586,118)	(41,021,469)	(15,015,208)

Shares outstanding, end of period	18,792,779	69,452,664	41,536,191	67,398,448

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**		AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$2,120,073	$(456,433)	$3,831,386	$836,136
Net realized gain (loss)	(48,707,894)	10,837,777	(16,828,064)	55,796,887
Net change in unrealized appreciation (depreciation)	(19,020,518)	9,582,029	(15,343,053)	10,816,715
Net increase (decrease) in net assets resulting from operations	(65,608,339)	19,963,373	(28,339,731)	67,449,738

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(679,036)	(7,748)	(15,136,783)	(40,216,926)
Class N	(53,834)	(670)	(848,775)	(1,884,034)
Class R6	(1,167,121)	(9,893)	(1,726,240)	(3,837,537)
Total distributions	(1,899,991)	(18,311)	(17,711,798)	(45,938,497)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	162,258,558	30,798,302	83,151,316	92,782,113
Reinvestment of distributions	590,639	6,204	14,317,789	38,834,250
Cost of shares redeemed	(126,629,068)	(44,888,455)	(255,486,888)	(84,102,767)

Net increase (decrease) from capital transactions	36,220,129	(14,083,949)	(158,017,783)	47,513,596

CLASS N
Proceeds from shares sold	36,762,086	3,479,417	5,543,736	8,383,608
Reinvestment of distributions	53,834	670	848,775	1,884,034
Cost of shares redeemed	(21,013,348)	(3,711,574)	(8,771,264)	(11,247,752)

Net increase (decrease) from capital transactions	15,802,572	(231,487)	(2,378,753)	(980,110)

CLASS R6
Proceeds from shares sold	89,268,198	22,487,772	420,039	2,890,454
Reinvestment of distributions	875,880	6,667	1,726,240	3,837,537
Cost of shares redeemed	(10,264,672)	(25,453,423)	(13,791,557)	(2,393,569)

Net increase (decrease) from capital transactions	79,879,406	(2,958,984)	(11,645,278)	4,334,422

Net increase (decrease) in net assets resulting from capital transactions	131,902,107	(17,274,420)	(172,041,814)	50,867,908
Total increase (decrease) in net assets	64,393,777	2,670,642	(218,093,343)	72,379,149

NET ASSETS:
Beginning of period	205,889,193	203,218,551	472,727,810	400,348,661

End of period	$270,282,970	$205,889,193	$254,634,467	$472,727,810

The accompanying notes are an integral part of these financial statements.	(continued on p. 284)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**		AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	12,725,339	15,023,251	42,326,766	37,411,773
Shares sold	24,119,599	4,771,225	8,664,776	9,347,782
Shares issued on reinvestment of distributions	103,803	947	1,684,446	4,020,109
Shares redeemed	(19,879,969)	(7,070,084)	(27,140,748)	(8,452,898)

Shares outstanding, end of period	17,068,772	12,725,339	25,535,240	42,326,766

CLASS N
Shares outstanding, beginning of period	1,109,579	1,167,206	1,701,531	1,827,019
Shares sold	5,502,638	547,782	585,761	830,983
Shares issued on reinvestment of distributions	9,596	103	100,091	195,439
Shares redeemed	(3,491,003)	(605,512)	(938,364)	(1,151,910)

Shares outstanding, end of period	3,130,810	1,109,579	1,449,019	1,701,531

CLASS R6
Shares outstanding, beginning of period	15,954,715	16,318,860	4,096,425	3,638,709
Shares sold	13,160,776	3,585,028	46,099	303,627
Shares issued on reinvestment of distributions	153,663	1,015	203,087	397,260
Shares redeemed	(1,641,406)	(3,950,188)	(1,416,715)	(243,171)

Shares outstanding, end of period	27,627,748	15,954,715	2,928,896	4,096,425

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR RISK PARITY II HV FUND**		AQR RISK PARITY II MV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$337,356	$64,081	$752,156	$181,067
Net realized gain (loss)	(2,376,244)	7,797,604	(3,522,303)	7,925,329
Net change in unrealized appreciation (depreciation)	(1,951,750)	1,618,727	(2,176,001)	1,524,621
Net increase (decrease) in net assets resulting from operations	(3,990,638)	9,480,412	(4,946,148)	9,631,017

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(1,723,903)	(4,345,664)	(1,595,156)	(6,390,473)
Class N	(307,214)	(2,074,444)	(48,815)	(230,070)
Class R6	(61,357)	(71,371)	(18,019)	(54,773)
Total distributions	(2,092,474)	(6,491,479)	(1,661,990)	(6,675,316)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	6,786,842	15,110,513	10,645,365	7,101,891
Reinvestment of distributions	1,193,325	3,036,675	1,415,709	5,580,145
Cost of shares redeemed	(21,362,946)	(28,964,516)	(19,758,283)	(16,281,871)

Net increase (decrease) from capital transactions	(13,382,779)	(10,817,328)	(7,697,209)	(3,599,835)

CLASS N
Proceeds from shares sold	4,158,546	16,904,780	595,649	208,795
Reinvestment of distributions	307,214	2,074,444	48,816	230,070
Cost of shares redeemed	(17,727,816)	(6,275,267)	(993,794)	(3,521,633)

Net increase (decrease) from capital transactions	(13,262,056)	12,703,957	(349,329)	(3,082,768)

CLASS R6
Proceeds from shares sold	133,573	166,683	66,000	—
Reinvestment of distributions	57,045	62,917	18,018	54,773
Cost of shares redeemed	(35,963)	(2,725,155)	(4,602)	(5,041)

Net increase (decrease) from capital transactions	154,655	(2,495,555)	79,416	49,732

Net increase (decrease) in net assets resulting from capital transactions	(26,490,180)	(608,926)	(7,967,122)	(6,632,871)
Total increase (decrease) in net assets	(32,573,292)	2,380,007	(14,575,260)	(3,677,170)

NET ASSETS:
Beginning of period	57,926,006	55,545,999	81,462,569	85,139,739

End of period	$25,352,714	$57,926,006	$66,887,309	$81,462,569

The accompanying notes are an integral part of these financial statements.	(continued on p. 286)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR RISK PARITY II HV FUND**		AQR RISK PARITY II MV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	4,358,862	5,479,411	8,422,139	8,787,446
Shares sold	789,267	1,691,028	1,184,037	762,186
Shares issued on reinvestment of distributions	162,578	352,283	166,947	613,877
Shares redeemed	(2,513,718)	(3,163,860)	(2,205,316)	(1,741,370)

Shares outstanding, end of period	2,796,989	4,358,862	7,567,807	8,422,139

CLASS N
Shares outstanding, beginning of period	2,086,431	780,920	302,522	632,594
Shares sold	487,124	1,761,444	65,208	22,607
Shares issued on reinvestment of distributions	41,855	241,214	5,790	25,478
Shares redeemed	(2,051,684)	(697,147)	(109,169)	(378,157)

Shares outstanding, end of period	563,726	2,086,431	264,351	302,522

CLASS R6
Shares outstanding, beginning of period	86,209	337,040	73,253	67,769
Shares sold	15,739	18,874	7,330	—
Shares issued on reinvestment of distributions	7,782	7,299	2,125	6,026
Shares redeemed	(4,364)	(277,004)	(545)	(542)

Shares outstanding, end of period	105,366	86,209	82,163	73,253

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR STYLE PREMIA ALTERNATIVE FUND**		AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$5,803,338	$(29,302,646)	$4,514,019	$(202,469)
Net realized gain (loss)	(327,176,831)	297,431,846	(13,454,694)	17,349,598
Net change in unrealized appreciation (depreciation)	(307,305,309)	214,060,873	(15,031,045)	11,371,735
Net increase (decrease) in net assets resulting from operations	(628,678,802)	482,190,073	(23,971,720)	28,518,864

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class I	(18,380,634)	(198,173,947)	(382,170)	(16,573,601)
Class N	(440,477)	(11,434,857)	—	(1,709,872)
Class R6	(15,833,509)	(107,819,061)	(77,879)	(4,676,131)
Total distributions	(34,654,620)	(317,427,865)	(460,049)	(22,959,604)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	1,353,376,419	1,236,903,921	421,189,135	175,105,320
Reinvestment of distributions	15,448,117	173,061,541	323,831	16,205,243
Cost of shares redeemed	(2,160,681,716)	(813,602,935)	(331,296,543)	(109,840,424)

Net increase (decrease) from capital transactions	(791,857,180)	596,362,527	90,216,423	81,470,139

CLASS N
Proceeds from shares sold	51,415,274	56,223,970	12,719,467	10,005,272
Reinvestment of distributions	433,236	11,321,176	—	1,707,961
Cost of shares redeemed	(126,110,000)	(87,214,527)	(24,841,098)	(19,255,880)

Net increase (decrease) from capital transactions	(74,261,490)	(19,669,381)	(12,121,631)	(7,542,647)

CLASS R6
Proceeds from shares sold	555,928,288	500,805,412	17,844,154	11,556,130
Reinvestment of distributions	13,877,968	94,724,682	77,879	4,676,131
Cost of shares redeemed	(486,434,136)	(391,172,273)	(55,944,746)	(14,732,984)

Net increase (decrease) from capital transactions	83,372,120	204,357,821	(38,022,713)	1,499,277

Net increase (decrease) in net assets resulting from capital transactions	(782,746,550)	781,050,967	40,072,079	75,426,769
Total increase (decrease) in net assets	(1,446,079,972)	945,813,175	15,640,310	80,986,029

NET ASSETS:
Beginning of period	4,747,427,269	3,801,614,094	465,566,700	384,580,671

End of period	$3,301,347,297	$4,747,427,269	$481,207,010	$465,566,700

The accompanying notes are an integral part of these financial statements.	(continued on p. 288)

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

	AQR STYLE PREMIA ALTERNATIVE FUND**		AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	284,753,468	228,188,253	31,798,558	24,164,696
Shares sold	135,388,138	119,718,870	41,258,381	16,492,368
Shares issued on reinvestment of distributions	1,710,755	16,403,938	32,286	1,523,049
Shares redeemed	(226,752,903)	(79,557,593)	(32,381,799)	(10,381,555)

Shares outstanding, end of period	195,099,458	284,753,468	40,707,426	31,798,558

CLASS N
Shares outstanding, beginning of period	17,131,773	19,081,538	3,367,115	4,098,530
Shares sold	5,095,016	5,470,866	1,223,931	947,010
Shares issued on reinvestment of distributions	48,031	1,077,181	—	160,977
Shares redeemed	(13,072,814)	(8,497,812)	(2,393,911)	(1,839,402)

Shares outstanding, end of period	9,202,006	17,131,773	2,197,135	3,367,115

CLASS R6
Shares outstanding, beginning of period	155,015,501	135,855,853	8,884,892	8,688,585
Shares sold	55,361,426	48,436,461	1,705,485	1,094,697
Shares issued on reinvestment of distributions	1,535,173	8,961,654	7,749	438,661
Shares redeemed	(50,302,421)	(38,238,467)	(5,415,812)	(1,337,051)

Shares outstanding, end of period	161,609,679	155,015,501	5,182,314	8,884,892

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	As disclosed in Note 15, the AQR Funds adopted amendments to Regulation S-X included in the Securities and Exchange Commission’s Disclosure Update and Simplification rule. Accordingly, the prior year distributions have been revised to conform to current period presentation. Please refer to Note 6 to review the character of each respective Funds’ distributable earnings for the year ended December 31, 2017, which was previously reported in the Statement of Changes of Net Assets prior to the adoption of the Disclosure Update and Simplification rule.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Changes in Net Assets	December 31, 2018

AQR VOLATILITY RISK PREMIUM FUND
FOR THE PERIOD 11/01/18*-12/31/18

OPERATIONS:
Net investment income (loss)	$21,407
Net realized gain (loss)	(154,913)
Net change in unrealized appreciation (depreciation)	(345,291)
Net increase (decrease) in net assets resulting from operations	(478,797)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(2,866)
Class N	(2,213)
Class R6	(24,930)
Total distributions	(30,009)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	1,112,219
Reinvestment of distributions	1,667

Net increase (decrease) from capital transactions	1,113,886

CLASS N
Proceeds from shares sold	1,000,000
Reinvestment of distributions	1,200

Net increase (decrease) from capital transactions	1,001,200

CLASS R6
Proceeds from shares sold	9,145,000
Reinvestment of distributions	13,517

Net increase (decrease) from capital transactions	9,158,517

Net increase (decrease) in net assets resulting from capital transactions	11,273,603

Total increase (decrease) in net assets	10,764,797

NET ASSETS:
Beginning of period	—

End of period	$10,764,797

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	—
Shares sold	111,453
Shares issued on reinvestment of distributions	175

Shares outstanding, end of period	111,628

CLASS N
Shares outstanding, beginning of period	—
Shares sold	100,001
Shares issued on reinvestment of distributions	125

Shares outstanding, end of period	100,126

CLASS R6
Shares outstanding, beginning of period	—
Shares sold	915,343
Shares issued on reinvestment of distributions	1,417

Shares outstanding, end of period	916,760

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Cash Flows	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(13,519,414)	$9,974,044	$(271,562,895)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(412,485,065)	(1,154,329,083)	(388,685,584)
Payments to cover short positions in securities	(123,673,332)	(576,936,498)	(519,538,523)
Proceeds from sale of securities	119,385,933	1,215,172,127	533,966,318
Proceeds from short positions in securities	377,701,477	565,296,877	370,902,052
Proceeds from option contracts written	11,768,333	7,979	—
Payments to close option contracts written	(11,057,495)	—	—
(Purchases) sales of short-term investments, net	(216,060,564)	29,975,169	752,292,400
Realized (gain) loss on investments in securities	20,300,952	(42,971,847)	(69,156)
Realized (gain) loss on short positions in securities	13,154,693	18,714,430	18,113,515
Realized (gain) loss on option contracts written	186,110	(7,979)	—
Realized (gain) loss on paydowns	—	(2,014)	—
Change in unrealized (appreciation) depreciation on investments in securities	17,942,422	54,934,938	79,924,884
Change in unrealized (appreciation) depreciation on short positions in securities	(51,519,852)	(38,578,536)	(89,769,766)
Change in unrealized (appreciation) depreciation on option contracts written	543,579	—	—
Amortization (accretion) of bond premium (discount)	(602,288)	(850,365)	(8,319,644)
(Increases) decreases in operating assets:
Due from brokers	(2,942,781)	(4,605,159)	262,330,522
Deposits with brokers for futures contracts	(14,236,283)	(231,789)	3,828,915
Unrealized appreciation on forward foreign currency exchange contracts	(1,034,239)	(138,162)	(79,966)
Unrealized appreciation on OTC swaps	150,524	10,534,335	74,848,264
Deposits for securities sold short	(3,448,308)	(7,836,958)	—
Deposits for written options	(10,107,760)	—	—
Deposits with brokers for centrally cleared swaps	—	(263,651)	—
Variation margin on futures contracts	11,308	216,068	429,488
Foreign tax reclaim	(52,541)	2,403	(341,345)
Dividends and interest	(503,935)	(467,689)	(254,056)
Prepaid expenses	1,846	(7,454)	49,094
Increases (decreases) in operating liabilities:
Due to broker	2,914	(6,023,345)	—
Unrealized depreciation on forward foreign currency exchange contracts	6,010,077	(57,194)	(459,836)
Unrealized depreciation on OTC swaps	1,014,372	9,749,135	21,133,286
Deposits from brokers for futures contracts	—	—	2
Variation margin on centrally cleared swaps	—	12,402	—
Variation margin on futures contracts	785,464	482,880	—
Accrued investment advisory fees	274,851	(56,225)	(980,964)
Accrued distribution fees—Class N	1,727	(1,688)	(28,562)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	331,405	14,967	(225,791)
Other accrued expenses and liabilities	100,782	(29,096)	(299,416)
Net cash provided by (used in) operating activities	$(291,575,088)	$81,693,022	$837,203,236

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold	625,216,760	166,605,563	927,569,848
Payments on shares redeemed	(318,984,907)	(239,620,758)	(1,768,979,443)
Cash distributions paid	(15,425)	(8,333,694)	(971,846)
Due to custodian	—	63,476	—
Foreign currency due to custodian	316,078	—	—
Net cash provided by (used in) financing activities	$306,532,506	$(81,285,413)	$(842,381,441)
Net change in cash and cash denominated in foreign currencies	14,957,418	407,609	(5,178,205)
Cash, beginning of period	789,393	687,580	8,046,784
Cash, end of period**	$15,746,811	$1,095,189	$2,868,579

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $1,048,038, $1,199,549 and $3,295,629.

Non-cash financing activities consist of reinvestment of distributions in the amount $276,135, $18,023,538, and $4,602,595.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Cash Flows	December 31, 2018

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK PARITY II HV FUND**

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(874,974,238)	$(383,247,308)	$(3,990,638)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(4,603,009,848)	(164,333,727)	(2,756,459)
Payments to cover short positions in securities	(3,735,228,793)	(657,854,358)	—
Proceeds from sale of securities	4,420,273,123	570,466,511	19,918,653
Proceeds from short positions in securities	3,216,696,747	306,492,222	—
Proceeds from option contracts written	—	2,655,626	—
Payments to close option contracts written	—	(2,652,636)	—
(Purchases) sales of short-term investments, net	3,705,792,237	1,200,357,837	18,984,301
Realized (gain) loss on investments in securities	(58,043,521)	(95,427,688)	52,059
Realized (gain) loss on short positions in securities	235,784,017	62,523,909	—
Realized (gain) loss on option contracts written	—	(91,414)	—
Change in unrealized (appreciation) depreciation on investments in securities	245,696,420	111,712,624	1,094,103
Change in unrealized (appreciation) depreciation on short positions in securities	(202,842,647)	(85,409,048)	—
Change in unrealized (appreciation) depreciation on option contracts written	—	(2,134,960)	—
Amortization (accretion) of bond premium (discount)	(32,729,707)	(2,396,353)	(841,759)
(Increases) decreases in operating assets:
Due from brokers	16,701,436	6,209,043	282,065
Deposits with brokers for futures contracts	71,283,652	45,179,412	2,477,734
Repurchase Agreements	—	—	(5,939,568)
Unrealized appreciation on forward foreign currency exchange contracts	1,719,003	24,645,830	(64,367)
Unrealized appreciation on OTC swaps	216,545,698	138,786,772	2,796
Deposits for securities sold short	—	61,508,203	—
Deposits for written options	—	(266,169)	—
Deposits with brokers for centrally cleared swaps	—	5,788,458	—
Variation margin on futures contracts	(6,077,125)	1,926,423	110,763
Foreign tax reclaim	204,452	102,832	—
Dividends and interest	746,452	1,241,598	22,305
Due from Investment Adviser	—	—	(2,661)
Prepaid expenses	71,551	(571)	(5,249)
Increases (decreases) in operating liabilities:
Due to broker	(195,504,689)	(18,994,992)	10,769
Unrealized depreciation on forward foreign currency exchange contracts	4,298,165	(13,719,735)	(50,687)
Unrealized depreciation on OTC swaps	114,369,743	43,803,406	(64,323)
Deposits from brokers for futures contracts	—	32,494	—
Variation margin on centrally cleared swaps	—	(666,654)	—
Variation margin on futures contracts	(5,644,330)	(1,111,145)	(119,995)
Accrued investment advisory fees	(2,908,258)	(2,425,885)	(43,782)
Accrued distribution fees—Class N	(56,301)	(12,621)	(2,952)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	(498,933)	251,250	—
Interest payable for reverse repurchase agreements	—	—	31,999
Other accrued expenses and liabilities	(596,909)	(556,184)	21,837
Net cash provided by (used in) operating activities	$2,532,067,397	$1,152,383,002	$29,126,944

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold	2,105,433,519	779,102,930	11,083,231
Net change in reverse repurchase agreements	—	—	(872,005)
Payments on shares redeemed	(4,621,094,874)	(1,950,831,747)	(38,826,810)
Cash distributions paid	(36,382,564)	—	(534,890)
Due to custodian	—	1,821,806	—
Net cash provided by (used in) financing activities	$(2,552,043,919)	$(1,169,907,011)	$(29,150,474)
Net change in cash and cash denominated in foreign currencies	(19,976,522)	(17,524,009)	(23,530)
Cash, beginning of period	26,985,821	29,226,026	48,108
Cash, end of period**	$7,009,299	$11,702,017	$24,578
Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $8,650,438, $4,362,367 and $227,946.

Non-cash financing activities consist of reinvestment of distributions in the amount $95,047,100, $—, and $1,557,584.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Cash Flows	December 31, 2018

	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(628,678,802)	$(23,971,720)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(4,066,598,432)	(82,371,979)
Payments to cover short positions in securities	(3,289,256,214)	(58,489,240)
Proceeds from sale of securities	3,497,230,087	49,870,370
Proceeds from short positions in securities	3,416,311,782	90,968,165
(Purchases) sales of short-term investments, net	1,478,377,112	(9,024,846)
Realized (gain) loss on investments in securities	(188,653,643)	(4,096,934)
Realized (gain) loss on short positions in securities	337,870,095	2,723,509
Change in unrealized (appreciation) depreciation on investments in securities	489,072,607	16,531,896
Change in unrealized (appreciation) depreciation on short positions in securities	(348,247,862)	(14,188,936)
Amortization (accretion) of bond premium (discount)	(19,704,250)	(2,596,369)
(Increases) decreases in operating assets:
Due from brokers	44,248,921	(37,873)
Deposits with brokers for futures contracts	29,017,435	(7,810,769)
Unrealized appreciation on forward foreign currency exchange contracts	23,348,523	1,383,642
Unrealized appreciation on OTC swaps	46,466,197	5,592,050
Variation margin on futures contracts	1,851,909	171,613
Foreign tax reclaim	348,315	(22,172)
Dividends and interest	(841,924)	(275,729)
Prepaid expenses	(37,391)	(14,839)
Increases (decreases) in operating liabilities:
Due to broker	(73,122,631)	(6,609,710)
Unrealized depreciation on forward foreign currency exchange contracts	16,600,871	1,338,560
Unrealized depreciation on OTC swaps	28,178,787	977,996
Deposits from brokers for futures contracts	(192,897)	—
Variation margin on futures contracts	14,559,149	811,492
Accrued investment advisory fees	(1,367,119)	21,081
Accrued distribution fees—Class N	(18,807)	(3,213)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	1,154,478	44,298
Other accrued expenses and liabilities	(523,124)	8,185
Net cash provided by (used in) operating activities	$807,393,172	$(39,071,472)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold	1,971,440,540	449,320,423
Payments on shares redeemed	(2,756,938,625)	(406,255,687)
Cash distributions paid	(4,895,299)	(58,339)
Net cash provided by (used in) financing activities	$(790,393,384)	$43,006,397
Net change in cash and cash denominated in foreign currencies	16,999,788	3,934,925
Cash, beginning of period	20,982,576	5,651,358
Cash, end of period**	$37,982,364	$9,586,283

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $9,090,652 and $441,230.

Non-cash financing activities consist of reinvestment of distributions in the amount $29,759,321 and $401,710.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Statements of Cash Flows	December 31, 2018

**	The following is a reconciliation of cash and cash held in foreign currencies reported within the Statements of Assets and Liabilities that sum to the total of the same such amounts disclosed in the Statements of Cash Flows:

FUND	CASH	CASH DENOMINATED IN FOREIGN CURRENCIES	TOTAL CASH AND CASH DENOMINATED IN FOREIGN CURRENCIES
AQR Alternative Risk Premia Fund	$15,746,811	$—	$15,746,811
AQR Diversified Arbitrage Fund	—	1,095,189	1,095,189
AQR Equity Market Neutral Fund	21,799	2,846,780	2,868,579
AQR Long-Short Equity Fund	1,395,676	5,613,623	7,009,299
AQR Multi-Strategy Alternative Fund	—	11,702,017	11,702,017
AQR Risk Parity II HV Fund	79	24,499	24,578
AQR Style Premia Alternative Fund	21,215,767	16,766,597	37,982,364
AQR Style Premia Alternative LV Fund	8,663,151	923,132	9,586,283

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Return of Capital		Total Distributions
AQR ALTERNATIVE RISK PREMIA FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.01	(0.00)	[6]	(0.75)		(0.75)	(0.01)	—		—		(0.01)
FOR THE PERIOD 9/19/17[8]—12/31/17	$10.00	(0.01)		0.02	[9]	0.01	—	—		—		—
AQR ALTERNATIVE RISK PREMIA FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.01	(0.03)		(0.74)		(0.77)	(0.01)	—		—		(0.01)
FOR THE PERIOD 9/19/17[8]—12/31/17	$10.00	(0.01)		0.02	[9]	0.01	—	—		—		—
AQR ALTERNATIVE RISK PREMIA FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.02	0.01		(0.75)		(0.74)	(0.01)	—		—		(0.01)
FOR THE PERIOD 9/19/17[8]—12/31/17	$10.00	(0.01)		0.03	[9]	0.02	—	—		—		—
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.12	0.06		0.14		0.20	(0.57)	—		—		(0.57)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	0.02		0.52		0.54	(0.65)	—		—		(0.65)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.07		0.61		0.68	(0.66)	—		—		(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	0.07		(0.55)		(0.48)	(0.45)	—		—		(0.45)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.91	0.23		(0.80)		(0.57)	(0.20)	—		—		(0.20)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.12	0.04		0.14		0.18	(0.54)	—		—		(0.54)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	0.00	[6]	0.51		0.51	(0.62)	—		—		(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.05		0.60		0.65	(0.63)	—		—		(0.63)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.10	0.03		(0.51)		(0.48)	(0.41)	—		—		(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.87	0.21		(0.81)		(0.60)	(0.17)	—		—		(0.17)
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.10	0.08		0.13		0.21	(0.58)	—		—		(0.58)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	0.03		0.52		0.55	(0.66)	—		—		(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.20	0.12		0.56		0.68	(0.67)	—		—		(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.13	0.09		(0.55)		(0.46)	(0.47)	—		—		(0.47)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.00	0.16		(0.82)		(0.66)	(0.21)	—		—		(0.21)
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.25	0.04		(1.48)		(1.44)	(0.05)	—		—		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)		0.79		0.71	(0.43)	—		—		(0.43)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.48	(0.13)		0.80		0.67	(0.18)	(0.00)	[6]	—		(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.15)		1.91		1.76	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[8]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[6]	(0.59)
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.21	0.00	[6]	(1.46)		(1.46)	(0.05)	—		—		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.95	(0.11)		0.78		0.67	(0.41)	—		—		(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.47	(0.15)		0.77		0.62	(0.14)	(0.00)	[6]	—		(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.19)		1.94		1.75	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[8]—12/31/14	$10.00	(0.03)		0.62		0.59	(0.58)	—		(0.00)	[6]	(0.58)
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.25	0.05		(1.48)		(1.43)	(0.05)	—		—		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)		0.79		0.71	(0.43)	—		—		(0.43)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.49	(0.14)		0.81		0.67	(0.19)	(0.00)	[6]	—		(0.19)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.13)		1.90		1.77	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[8]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[6]	(0.59)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]		Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$9.25	(7.51)%	$260,990	3.40%	[7]	3.32%	1.40%	(0.00)%	253%
$10.01	0.10%	$26,852	3.06%	[7]	2.65%	1.40%	(0.25)%	293%

$9.23	(7.72)%	$11,467	3.64%	[7]	3.55%	1.63%	(0.27)%	253%
$10.01	0.10%	$1,538	3.70%	[7]	2.90%	1.65%	(0.44)%	293%

$9.27	(7.41)%	$98,967	3.31%	[7]	3.23%	1.30%	0.06%	253%
$10.02	0.20%	$49,818	3.14%	[7]	2.55%	1.30%	(0.22)%	293%

$8.75	2.19%	$319,152	1.96%		1.92%	1.20%	0.66%	390%
$9.12	5.92%	$386,972	2.08%		2.02%	1.19%	0.25%	205%
$9.23	7.51%	$359,989	2.36%		2.27%	1.20%	0.78%	277%
$9.21	(4.67)%	$772,394	2.44%		2.42%	1.19%	0.71%	249%
$10.14	(5.25)%	$1,546,685	1.88%		1.88%	1.20%	2.07%	380%

$8.76	2.01%	$66,251	2.21%		2.17%	1.45%	0.44%	390%
$9.12	5.58%	$76,774	2.34%		2.28%	1.44%	0.01%	205%
$9.23	7.15%	$100,869	2.61%		2.52%	1.44%	0.53%	277%
$9.21	(4.75)%	$183,029	2.69%		2.67%	1.45%	0.32%	249%
$10.10	(5.51)%	$678,528	2.12%		2.12%	1.44%	1.99%	380%

$8.73	2.41%	$13,654	1.87%		1.82%	1.10%	0.79%	390%
$9.10	6.02%	$8,416	1.98%		1.93%	1.10%	0.36%	205%
$9.21	7.52%	$5,159	2.27%		2.18%	1.10%	1.26%	277%
$9.20	(4.55)%	$866	2.36%		2.33%	1.10%	0.92%	249%
$10.13	(5.99)%	$94	1.94%		1.94%	1.10%	4.69%	380%

$10.76	(11.73)%	$708,592	1.99%		1.99%	1.24%	0.32%	175%
$12.25	5.84%	$1,552,269	2.07%		2.07%	1.27%	(0.66)%	237%
$11.97	5.85%	$790,179	2.13%		2.13%	1.28%	(1.15)%	227%
$11.48	17.60%	$179,312	2.17%	[7]	1.90%	1.25%	(1.36)%	383%
$10.01	5.93%	$1,445	4.57%	[7]	1.63%	1.30%	(1.04)%	152%

$10.70	(11.94)%	$209,290	2.27%		2.27%	1.53%	0.02%	175%
$12.21	5.56%	$357,839	2.35%		2.35%	1.55%	(0.92)%	237%
$11.95	5.43%	$154,189	2.40%		2.40%	1.55%	(1.27)%	227%
$11.47	17.43%	$89,755	2.41%	[7]	2.16%	1.51%	(1.69)%	383%
$10.01	5.88%	$1,233	4.83%	[7]	1.88%	1.55%	(1.29)%	152%

$10.77	(11.65)%	$206,044	1.93%		1.93%	1.18%	0.44%	175%
$12.25	5.91%	$326,927	2.00%		2.00%	1.20%	(0.61)%	237%
$11.97	5.82%	$177,683	2.05%		2.05%	1.20%	(1.22)%	227%
$11.49	17.72%	$148	3.05%	[7]	1.85%	1.20%	(1.26)%	383%
$10.01	5.95%	$3,210	4.49%	[7]	1.53%	1.20%	(0.95)%	152%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR GLOBAL MACRO FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.75	0.03		0.65		0.68	(0.15)		(0.20)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.06	(0.06)		(0.25)		(0.31)	(0.00)	[6]	—	—	(0.00)	[6]
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.11)		0.12	[9]	0.01	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.15)		0.32		0.17	—		(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[8]—12/31/14	$10.00	(0.10)		0.06		(0.04)	—		(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.66	(0.00)	[6]	0.66		0.66	(0.15)		(0.20)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.99	(0.08)		(0.25)		(0.33)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.55	(0.13)		0.12	[9]	(0.01)	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.92	(0.16)		0.30		0.14	—		(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[8]—12/31/14	$10.00	(0.12)		0.06		(0.06)	—		(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.75	0.04		0.65		0.69	(0.16)		(0.20)	—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.07	(0.03)		(0.28)		(0.31)	(0.01)		—	—	(0.01)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.10)		0.12	[9]	0.02	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.14)		0.31		0.17	—		(0.51)	—	(0.51)
FOR THE PERIOD 9/02/14[10]—12/31/14	$9.72	(0.04)		0.28		0.24	—		(0.02)	—	(0.02)
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.88	0.04		(2.32)		(2.28)	(0.04)		(0.62)	—	(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.07	(0.08)		2.15		2.07	(0.56)		(0.70)	—	(1.26)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.12	(0.14)		1.48		1.34	(0.24)		(0.15)	—	(0.39)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)		2.00		1.85	(0.58)		(0.02)	—	(0.60)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.14)		1.67		1.53	(0.74)		(0.10)	(0.03)	(0.87)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.80	(0.01)		(2.29)		(2.30)	(0.04)		(0.62)	—	(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.00	(0.11)		2.13		2.02	(0.52)		(0.70)	—	(1.22)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.07	(0.17)		1.47		1.30	(0.22)		(0.15)	—	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.84	(0.19)		2.01		1.82	(0.57)		(0.02)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.20)		1.70		1.50	(0.74)		(0.10)	(0.03)	(0.87)
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.91	0.04		(2.32)		(2.28)	(0.04)		(0.62)	—	(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.08	(0.07)		2.17		2.10	(0.57)		(0.70)	—	(1.27)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.13	(0.14)		1.49		1.35	(0.25)		(0.15)	—	(0.40)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)		2.02		1.87	(0.59)		(0.02)	—	(0.61)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.05	(0.08)		0.78		0.70	(0.75)		(0.10)	(0.03)	(0.88)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]		Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$9.08	7.80%	$20,230	1.93%		1.42%	1.42%	0.29%	0%
$8.75	(3.38)%	$9,199	2.30%		1.40%	1.40%	(0.65)%	0%
$9.06	0.02%	$18,972	1.98%		1.41%	1.41%	(1.12)%	0%
$9.60	1.71%	$31,453	1.78%	[7]	1.38%	1.38%	(1.45)%	0%
$9.94	(0.42)%	$35,466	2.24%	[7]	1.45%	1.45%	(1.44)%	0%

$8.97	7.57%	$17,074	2.11%		1.68%	1.68%	(0.04)%	0%
$8.66	(3.67)%	$2,892	2.63%		1.70%	1.70%	(0.89)%	0%
$8.99	(0.19)%	$3,217	2.17%		1.65%	1.65%	(1.35)%	0%
$9.55	1.41%	$20,838	1.88%	[7]	1.70%	1.70%	(1.56)%	0%
$9.92	(0.62)%	$1,050	2.49%	[7]	1.70%	1.70%	(1.69)%	0%

$9.08	7.84%	$12,073	1.91%		1.35%	1.35%	0.41%	0%
$8.75	(3.41)%	$13,970	2.32%		1.35%	1.35%	(0.34)%	0%
$9.07	0.14%	$4,374	1.95%		1.35%	1.35%	(1.09)%	0%
$9.60	1.71%	$104	1.72%	[7]	1.35%	1.35%	(1.41)%	0%
$9.94	2.45%	$102	2.02%	[7]	1.35%	1.35%	(1.37)%	0%

$10.94	(16.40)%	$1,697,554	1.73%		1.73%	1.24%	0.28%	462%
$13.88	15.73%	$4,144,436	2.01%		2.01%	1.27%	(0.60)%	249%
$13.07	11.09%	$1,799,994	1.99%		1.99%	1.28%	(1.12)%	247%
$12.12	17.04%	$452,667	1.86%		1.81%	1.27%	(1.28)%	303%
$10.87	14.91%	$43,667	2.34%		1.30%	1.30%	(1.26)%	0%

$10.84	(16.64)%	$117,289	2.01%		2.01%	1.51%	(0.04)%	462%
$13.80	15.47%	$385,302	2.27%		2.27%	1.53%	(0.80)%	249%
$13.00	10.80%	$287,362	2.25%		2.25%	1.54%	(1.39)%	247%
$12.07	16.79%	$90,141	2.12%		2.07%	1.53%	(1.58)%	303%
$10.84	14.55%	$10,688	2.46%		1.55%	1.55%	(1.81)%	0%

$10.97	(16.36)%	$206,247	1.66%		1.66%	1.16%	0.32%	462%
$13.91	15.95%	$965,972	1.92%		1.92%	1.17%	(0.46)%	249%
$13.08	11.13%	$452,452	1.90%		1.90%	1.19%	(1.07)%	247%
$12.13	17.16%	$16,200	1.77%		1.74%	1.20%	(1.21)%	303%
$10.87	6.19%	$427	1.99%		1.20%	1.20%	(2.21)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.05	(0.04)	(1.20)	(1.24)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.50	(0.07)	0.37	0.30	(0.60)		(0.15)	—	(0.75)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.11)	0.09	(0.02)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.76	(0.15)	1.05	0.90	(0.74)		(0.16)	—	(0.90)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.78	(0.14)	0.85	0.71	(0.73)		—	—	(0.73)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.00	(0.06)	(1.20)	(1.26)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.45	(0.09)	0.37	0.28	(0.58)		(0.15)	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.74	(0.13)	0.08	(0.05)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.74	(0.17)	1.05	0.88	(0.72)		(0.16)	—	(0.88)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.76	(0.17)	0.85	0.68	(0.70)		—	—	(0.70)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.06	(0.03)	(1.21)	(1.24)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.51	(0.06)	0.37	0.31	(0.61)		(0.15)	—	(0.76)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.09)	0.08	(0.01)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.75	(0.13)	1.05	0.92	(0.75)		(0.16)	—	(0.91)
FOR THE PERIOD 9/02/14[10]—12/31/14	$9.88	(0.11)	0.71	0.60	(0.73)		—	—	(0.73)
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.90	0.05	(1.26)	(1.21)	(0.04)		—	—	(0.04)
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.25	(0.02)	0.67	0.65	(0.00)	[6]	—	—	(0.00)
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.62	(0.04)	0.97	0.93	(0.30)		—	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.98	(0.05)	(1.31)	(1.36)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.29	(0.08)	(1.23)	(1.31)	—		—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.81	0.03	(1.24)	(1.21)	(0.02)		—	—	(0.02)
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.18	(0.03)	0.66	0.63	(0.00)	[6]	—	—	(0.00)	[6]
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.57	(0.06)	0.96	0.90	(0.29)		—	—	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.94	(0.08)	(1.29)	(1.37)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.27	(0.11)	(1.22)	(1.33)	—		—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.92	0.05	(1.27)	(1.22)	(0.04)		—	—	(0.04)
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.26	(0.01)	0.67	0.66	(0.00)	[6]	—	—	(0.00)	[6]
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.63	(0.04)	0.97	0.93	(0.30)		—	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.99	(0.05)	(1.31)	(1.36)	—		—	—	—
FOR THE PERIOD 9/02/14[10]—12/31/14	$8.60	(0.02)	(1.59)	(1.61)	—		—	—	—

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$7.81	(13.70)%	$776,088	2.37%	2.37%	1.95%	(0.45)%	136%
$9.05	3.10%	$1,987,557	2.30%	2.30%	1.97%	(0.75)%	110%
$9.50	(0.20)%	$2,405,511	2.47%	2.47%	1.97%	(1.10)%	261%
$9.76	9.25%	$2,284,285	2.41%	2.41%	1.97%	(1.44)%	208%
$9.76	7.31%	$1,443,799	3.67%	3.65%	1.98%	(1.46)%	204%

$7.74	(14.00)%	$370,597	2.64%	2.64%	2.22%	(0.74)%	136%
$9.00	2.84%	$433,225	2.56%	2.56%	2.23%	(0.96)%	110%
$9.45	(0.51)%	$469,478	2.73%	2.73%	2.23%	(1.31)%	261%
$9.74	9.02%	$103,504	2.68%	2.67%	2.23%	(1.66)%	208%
$9.74	7.03%	$84,480	3.96%	3.91%	2.23%	(1.75)%	204%

$7.82	(13.69)%	$324,871	2.29%	2.29%	1.87%	(0.37)%	136%
$9.06	3.19%	$610,652	2.20%	2.20%	1.87%	(0.61)%	110%
$9.51	(0.10)%	$622,862	2.38%	2.38%	1.88%	(0.94)%	261%
$9.76	9.44%	$100,959	2.33%	2.32%	1.88%	(1.29)%	208%
$9.75	6.19%	$35,228	3.21%	3.14%	1.88%	(3.41)%	204%

$5.65	(17.58)%	$96,393	0.99%	0.97%	0.97%	0.71%	0%
$6.90	10.41%	$87,863	1.05%	0.99%	0.99%	(0.27)%	0%
$6.25	16.58%	$93,849	1.04%	0.96%	0.96%	(0.65)%	0%
$5.62	(19.48)%	$71,321	1.14%	0.94%	0.94%	(0.88)%	0%
$6.98	(15.80)%	$46,443	1.34%	1.01%	1.01%	(1.00)%	0%

$5.58	(17.82)%	$17,457	1.27%	1.25%	1.25%	0.45%	0%
$6.81	10.20%	$7,559	1.31%	1.25%	1.25%	(0.50)%	0%
$6.18	16.16%	$7,214	1.33%	1.25%	1.25%	(0.97)%	0%
$5.57	(19.74)%	$2,083	1.48%	1.25%	1.25%	(1.21)%	0%
$6.94	(16.08)%	$4,764	1.59%	1.26%	1.26%	(1.25)%	0%

$5.66	(17.60)%	$156,433	0.93%	0.90%	0.90%	0.80%	0%
$6.92	10.55%	$110,467	0.96%	0.90%	0.90%	(0.16)%	0%
$6.26	16.61%	$102,156	0.98%	0.90%	0.90%	(0.63)%	0%
$5.63	(19.46)%	$29,122	1.11%	0.90%	0.90%	(0.85)%	0%
$6.99	(18.72)%	$15,482	1.31%	0.90%	0.90%	(0.89)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.82	0.09		(0.78)		(0.69)	(0.28)	(0.34)	—	(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02		1.49		1.51	(0.19)	(0.84)	—	(1.03)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.09	(0.02)		0.94		0.92	(0.24)	(0.43)	—	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.07)		(0.75)		(0.82)	—	(0.23)	—	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.77	(0.04)		0.81		0.77	(0.30)	(1.10)	—	(1.40)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.80	0.06		(0.77)		(0.71)	(0.26)	(0.34)	—	(0.60)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.01)		1.50		1.49	(0.17)	(0.84)	—	(1.01)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.08	(0.04)		0.92		0.88	(0.21)	(0.43)	—	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.10)		(0.73)		(0.83)	—	(0.23)	—	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.76	(0.07)		0.80		0.73	(0.25)	(1.10)	—	(1.35)
AQR RISK PARITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.83	0.09		(0.78)		(0.69)	(0.29)	(0.34)	—	(0.63)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02		1.51		1.53	(0.20)	(0.84)	—	(1.04)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.10	(0.04)		0.95		0.91	(0.24)	(0.43)	—	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.04)		(0.77)		(0.81)	—	(0.23)	—	(0.23)
FOR THE PERIOD 9/02/14[10]—12/31/14	$12.01	(0.04)		(0.43)	[9]	(0.47)	(0.30)	(1.10)	—	(1.40)
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.88	0.07		(1.02)		(0.95)	(0.34)	(0.28)	—	(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.42	(0.02)		1.59		1.57	(0.04)	(1.07)	—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.79	(0.02)		1.01		0.99	(0.12)	(0.24)	—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.08)		(1.19)		(1.27)	(0.03)	(0.46)	—	(0.49)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.87	(0.03)		0.95		0.92	(0.06)	(1.18)	—	(1.24)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.85	0.04		(1.00)		(0.96)	(0.29)	(0.28)	—	(0.57)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.43	0.21		1.32		1.53	(0.04)	(1.07)	—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.80	(0.04)		1.00		0.96	(0.09)	(0.24)	—	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.56	(0.10)		(1.20)		(1.30)	—	(0.46)	—	(0.46)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.86	(0.04)		0.93		0.89	(0.01)	(1.18)	—	(1.19)
AQR RISK PARITY II HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.88	0.08		(1.02)		(0.94)	(0.35)	(0.28)	—	(0.63)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.41	(0.13)		1.71		1.58	(0.04)	(1.07)	—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.78	(0.00)	[6]	0.99		0.99	(0.12)	(0.24)	—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.03)		(1.25)		(1.28)	(0.03)	(0.46)	—	(0.49)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.37	(0.05)		(0.53)	[9]	(0.58)	(0.06)	(1.18)	—	(1.24)
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.26	0.09		(0.69)		(0.60)	(0.10)	(0.11)	—	(0.21)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.98	0.02		1.08		1.10	(0.02)	(0.80)	—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.02)		0.84		0.82	(0.09)	(0.26)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.90	(0.08)		(0.79)		(0.87)	(0.02)	(0.50)	—	(0.52)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.02	(0.04)		0.65		0.61	(0.02)	(0.71)	—	(0.73)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.20	0.07		(0.68)		(0.61)	(0.08)	(0.11)	—	(0.19)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.95	(0.05)		1.12		1.07	(0.02)	(0.80)	—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.49	(0.04)		0.82		0.78	(0.06)	(0.26)	—	(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.10)		(0.78)		(0.88)	—	(0.50)	—	(0.50)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.99	(0.06)		0.65		0.59	—	(0.71)	—	(0.71)
AQR RISK PARITY II MV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.26	0.10		(0.69)		(0.59)	(0.11)	(0.11)	—	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.97	0.04		1.07		1.11	(0.02)	(0.80)	—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.01)		0.83		0.82	(0.10)	(0.26)	—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.89	(0.07)		(0.78)		(0.85)	(0.03)	(0.50)	—	(0.53)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.00	(0.04)		(0.33)	[9]	(0.37)	(0.03)	(0.71)	—	(0.74)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$8.51	(6.96)%	$217,406	0.93%	0.92%	0.92%	0.96%	21%
$9.82	16.36%	$415,799	0.94%	0.93%	0.93%	0.19%	48%
$9.34	10.10%	$349,335	0.94%	0.92%	0.92%	(0.22)%	72%
$9.09	(8.10)%	$492,977	0.94%	0.93%	0.93%	(0.71)%	157%
$10.14	7.04%	$583,927	0.90%	0.90%	0.90%	(0.34)%	94%

$8.49	(7.23)%	$12,303	1.20%	1.18%	1.18%	0.68%	21%
$9.80	16.13%	$16,673	1.21%	1.20%	1.20%	(0.06)%	48%
$9.32	9.66%	$17,027	1.21%	1.19%	1.19%	(0.46)%	72%
$9.08	(8.20)%	$22,005	1.19%	1.18%	1.18%	(0.96)%	157%
$10.14	6.69%	$36,232	1.20%	1.20%	1.20%	(0.65)%	94%

$8.51	(6.94)%	$24,925	0.86%	0.85%	0.85%	0.98%	21%
$9.83	16.56%	$40,256	0.87%	0.85%	0.85%	0.24%	48%
$9.34	10.06%	$33,987	0.88%	0.85%	0.85%	(0.42)%	72%
$9.10	(8.00)%	$2,796	0.86%	0.85%	0.85%	(0.37)%	157%
$10.14	(3.96)%	$96	0.86%	0.85%	0.85%	(0.99)%	94%

$7.31	(10.76)%	$20,457	2.06%	1.63%	1.10%	0.85%	19%
$8.88	19.03%	$38,689	1.66%	1.34%	1.11%	(0.21)%	45%
$8.42	12.77%	$46,127	1.61%	1.23%	1.11%	(0.26)%	68%
$7.79	(13.33)%	$40,890	1.43%	1.13%	1.08%	(0.83)%	184%
$9.55	9.23%	$42,279	1.54%	1.20%	1.15%	(0.28)%	108%

$7.32	(10.92)%	$4,126	2.32%	1.92%	1.40%	0.47%	19%
$8.85	18.52%	$18,472	1.92%	1.63%	1.39%	2.36%	45%
$8.43	12.47%	$6,583	1.89%	1.52%	1.39%	(0.51)%	68%
$7.80	(13.64)%	$5,493	1.77%	1.45%	1.40%	(1.04)%	184%
$9.56	9.02%	$7,834	1.86%	1.45%	1.40%	(0.37)%	108%

$7.31	(10.68)%	$770	2.04%	1.58%	1.05%	0.94%	19%
$8.88	19.17%	$765	1.62%	1.28%	1.05%	(1.47)%	45%
$8.41	12.85%	$2,836	1.55%	1.17%	1.05%	(0.06)%	68%
$7.78	(13.42)%	$2,413	1.43%	1.11%	1.05%	(0.36)%	184%
$9.55	(5.10)%	$95	1.47%	1.10%	1.05%	(1.49)%	108%

$8.45	(6.44)%	$63,972	1.15%	0.94%	0.94%	1.01%	20%
$9.26	12.36%	$78,000	1.15%	0.93%	0.93%	0.26%	39%
$8.98	9.66%	$78,873	1.15%	0.94%	0.94%	(0.24)%	58%
$8.51	(8.77)%	$85,918	1.10%	0.93%	0.93%	(0.80)%	159%
$9.90	6.04%	$106,473	1.12%	0.95%	0.95%	(0.34)%	128%

$8.40	(6.66)%	$2,221	1.41%	1.20%	1.20%	0.78%	20%
$9.20	12.07%	$2,784	1.43%	1.20%	1.20%	(0.55)%	39%
$8.95	9.25%	$5,659	1.41%	1.20%	1.20%	(0.41)%	58%
$8.49	(8.94)%	$4,242	1.38%	1.20%	1.20%	(0.99)%	159%
$9.87	5.87%	$7,795	1.44%	1.20%	1.20%	(0.54)%	128%

$8.45	(6.34)%	$694	1.06%	0.85%	0.85%	1.10%	20%
$9.26	12.49%	$679	1.07%	0.85%	0.85%	0.42%	39%
$8.97	9.64%	$608	1.07%	0.85%	0.85%	(0.06)%	58%
$8.51	(8.59)%	$99	1.03%	0.85%	0.85%	(0.68)%	159%
$9.89	(3.44)%	$97	1.03%	0.85%	0.85%	(1.13)%	128%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]				Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.38	0.01		(1.28)	(1.27)	(0.09)	—	—	(0.09)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.92	(0.07)		1.27	1.20	(0.74)	—	—	(0.74)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.12)		0.07	(0.05)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.86	(0.14)		1.01	0.87	(0.56)	(0.03)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.10)		1.24	1.14	(1.16)	(0.30)	—	(1.46)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.35	(0.02)		(1.28)	(1.30)	(0.05)	—	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.89	(0.13)		1.30	1.17	(0.71)	—	—	(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.15)		0.07	(0.08)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.17)		1.02	0.85	(0.55)	(0.03)	—	(0.58)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.16)		1.28	1.12	(1.13)	(0.30)	—	(1.43)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.41	0.02		(1.30)	(1.28)	(0.10)	—	—	(0.10)
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.94	(0.07)		1.28	1.21	(0.74)	—	—	(0.74)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.15	(0.11)		0.07	(0.04)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.14)		1.02	0.88	(0.57)	(0.03)	—	(0.60)
FOR THE PERIOD 9/02/14[10]—12/31/14	$10.35	(0.07)		0.86	0.79	(1.16)	(0.11)	—	(1.27)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.57	0.10		(0.65)	(0.55)	(0.01)	—	—	(0.01)
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.41	(0.00)	[6]	0.71	0.71	(0.55)	—	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.06)		0.13	0.07	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.18	(0.08)		0.49	0.41	(0.17)	(0.03)	—	(0.20)
FOR THE PERIOD 9/17/14[8]—12/31/14	$10.00	(0.02)		0.32	0.30	(0.09)	(0.03)	—	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.53	0.07		(0.65)	(0.58)	—	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.37	(0.05)		0.72	0.67	(0.51)	—	—	(0.51)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.08)		0.11	0.03	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.09)		0.48	0.39	(0.14)	(0.03)	—	(0.17)
FOR THE PERIOD 9/17/14[8]—12/31/14	$10.00	(0.03)		0.32	0.29	(0.09)	(0.03)	—	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.59	0.10		(0.65)	(0.55)	(0.02)	—	—	(0.02)
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.42	(0.00)	[6]	0.72	0.72	(0.55)	—	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.40	(0.05)		0.12	0.07	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.05)		0.48	0.43	(0.17)	(0.03)	—	(0.20)
FOR THE PERIOD 9/17/14[8]—12/31/14	$10.00	(0.01)		0.31	0.30	(0.10)	(0.03)	—	(0.13)
AQR VOLATILITY RISK PREMIUM FUND CLASS I
FOR THE PERIOD 11/01/18[8]—12/31/18	$10.00	0.02		(0.45)	(0.43)	(0.03)	—	—	(0.03)
AQR VOLATILITY RISK PREMIUM FUND CLASS N
FOR THE PERIOD 11/01/18[8]—12/31/18	$10.00	0.01		(0.45)	(0.44)	(0.02)	—	—	(0.02)
AQR VOLATILITY RISK PREMIUM FUND CLASS R6
FOR THE PERIOD 11/01/18[8]—12/31/18	$10.00	0.02		(0.45)	(0.43)	(0.03)	—	—	(0.03)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]		Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$9.02	(12.26)%	$1,759,075	2.25%		2.24%	1.47%	0.09%	345%
$10.38	11.94%	$2,956,926	2.22%		2.21%	1.49%	(0.70)%	140%
$9.92	(0.47)%	$2,263,101	2.26%		2.24%	1.49%	(1.20)%	114%
$10.14	8.76%	$1,341,232	2.29%		2.25%	1.48%	(1.39)%	138%
$9.86	11.30%	$387,666	2.56%		2.56%	1.50%	(0.95)%	145%

$9.00	(12.60)%	$82,850	2.51%		2.50%	1.74%	(0.22)%	345%
$10.35	11.67%	$177,319	2.49%		2.47%	1.75%	(1.23)%	140%
$9.89	(0.76)%	$188,647	2.53%		2.50%	1.75%	(1.46)%	114%
$10.14	8.50%	$92,947	2.56%		2.52%	1.75%	(1.65)%	138%
$9.87	11.08%	$26,594	2.92%		2.81%	1.75%	(1.50)%	145%

$9.03	(12.32)%	$1,459,422	2.18%		2.17%	1.40%	0.21%	345%
$10.41	12.10%	$1,613,182	2.14%		2.12%	1.40%	(0.65)%	140%
$9.94	(0.37)%	$1,349,866	2.18%		2.15%	1.40%	(1.08)%	114%
$10.15	8.80%	$394,568	2.21%		2.17%	1.40%	(1.37)%	138%
$9.87	7.67%	$74,872	2.57%		2.46%	1.40%	(1.94)%	145%

$10.01	(5.21)%	$407,402	1.17%		1.17%	0.83%	0.99%	191%
$10.57	6.74%	$336,047	1.23%		1.22%	0.83%	(0.00)%	136%
$10.41	0.65%	$251,496	1.22%		1.19%	0.83%	(0.54)%	106%
$10.39	4.02%	$152,172	1.46%		1.11%	0.79%	(0.80)%	213%
$10.18	3.07%	$28,094	1.49%	[7]	1.01%	0.85%	(0.68)%	191%

$9.95	(5.51)%	$21,871	1.44%		1.44%	1.10%	0.63%	191%
$10.53	6.46%	$35,465	1.50%		1.49%	1.10%	(0.48)%	136%
$10.37	0.26%	$42,514	1.48%		1.45%	1.10%	(0.78)%	106%
$10.39	3.85%	$13,444	1.90%		1.41%	1.09%	(0.91)%	213%
$10.17	2.94%	$8,577	1.92%	[7]	1.32%	1.10%	(0.91)%	191%

$10.02	(5.23)%	$51,934	1.10%		1.10%	0.75%	0.98%	191%
$10.59	6.90%	$94,055	1.15%		1.14%	0.75%	(0.01)%	136%
$10.42	0.65%	$90,570	1.14%		1.11%	0.75%	(0.45)%	106%
$10.40	4.23%	$22,176	1.57%		1.08%	0.75%	(0.50)%	213%
$10.17	2.98%	$23,695	1.75%	[7]	1.00%	0.75%	(0.32)%	191%

$9.54	(4.34)%	$1,065	2.63%	[7]	0.76%	0.75%	1.14%	18%

$9.54	(4.38)%	$955	2.88%	[7]	1.00%	1.00%	0.89%	18%

$9.54	(4.32)%	$8,745	2.53%	[7]	0.65%	0.65%	1.24%	18%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Financial Highlights	December 31, 2018

*	Annualized for periods less than one year.
[1]	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
[2]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
[5]	Portfolio turnover is not annualized.
[6]	Amount is less than $.005 per share.
[7]	Certain expenses incurred by the Fund were not annualized for the period.
[8]	Commencement of operations.
[9]

The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

[10]	Commencement of offering of shares.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2018, the Trust consists of thirty-nine active series, thirteen of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and AQR Volatility Risk Premium Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (the “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

AQR Volatility Risk Premium Fund commenced operations on November 1, 2018.

The investment objective of the AQR Alternative Risk Premia Fund, the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Global Macro Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund, the AQR Risk Parity II MV Fund and the AQR Volatility Risk Premium Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each fund offers Class I, Class N and Class R6 shares.

The following Funds are closed to new investors, subject to certain exceptions: AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund.

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows and the Financial Highlights of the AQR Global Macro Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (“Consolidated Funds”) include the accounts of AQR Global Macro Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Style Premia Alternative Offshore Fund Ltd. and AQR Style Premia Alternative LV Offshore Fund Ltd., respectively, which are wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each Consolidated Fund may invest up to 25% of its total assets (on a tax basis) in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2018	% OF TOTAL ASSETS AT DECEMBER 31, 2018
AQR Global Macro Offshore Fund Ltd.	$12,430,374	17.0%
AQR Multi-Strategy Alternative Offshore Fund Ltd.	241,862,127	7.1%
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	61,998,943	22.9%
AQR Risk Parity Offshore Fund Ltd.	51,171,900	18.8%
AQR Risk Parity II HV Offshore Fund Ltd.	5,952,602	12.0%
AQR Risk Parity II MV Offshore Fund Ltd.	9,930,522	14.6%
AQR Style Premia Alternative Offshore Fund Ltd.	767,345,220	10.4%
AQR Style Premia Alternative LV Offshore Fund Ltd.	111,123,204	15.0%

3. Significant Accounting Policies

The Funds are investment companies and apply specialized accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Certain prior period amounts have been reclassified to reflect current period presentation.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Realized gains and losses on investment transactions are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Certain fixed-income investments may pay interest in-kind, which represents contractual interest accrued and increases the principal balance. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. The Funds are charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Offering Cost: Offering costs, including professional fees, printing fees and initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2018, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Code and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Limited Purpose Cash Investment Fund: Certain Funds may invest in the Limited Purpose Cash Investment Fund (the “LPCI Fund”), which is managed by UBS Asset Management (Americas) Inc. (“UBS AM”). The LPCI Fund is a registered investment company under the 1940 Act and is subject to the money market regulations as prescribed in Rule 2a-7 of the 1940 Act. Pursuant to the LPCI Fund’s eligibility requirements, shares of the LPCI Fund are only available for sale to the Adviser and funds advised by the Adviser. Those Funds investing in the LPCI Fund indirectly bear their share of the advisory and operating expenses borne by the LPCI Fund. Section 2a-3 of the 1940 Act defines an affiliated person as, among other things, a company in which a Fund owns at least 5% of the outstanding voting securities. The LPCI Fund may be considered an affiliated person of some of the Funds in the Trust. Further, pursuant to the 1940 Act, control is presumed to exist when, among other things, a Fund owns more than 25% of the outstanding voting securities of portfolio company. However, the Funds do not invest in the LPCI Fund for the purpose of exercising significant influence over its management, board or policies. A summary of transactions with each affiliated person is included in the Schedules of Investments, if applicable.

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock. The premiums attributable to the conversion feature are not amortized.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds which are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index.

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

As of December 31, 2018, AQR Diversified Arbitrage Fund’s unfunded commitments were as follows:

BORROWER	COMMITMENT AMOUNT
DEMC, Ltd Class A-2	$196,227

The Fund has no unrealized gain or loss on the unfunded commitment.

Defaulted Securities and Distressed Investments: Certain Funds held defaulted securities or other securities which were placed in non-accrual status as the collection of a portion or all of the interest has been deemed to be uncollectible. The securities have been identified on the Schedules of Investments. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. The Funds may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.

Securities Sold Short: Certain Funds may engage in short sales, which is when a Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security. When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The net amount of fees incurred are included in the dividend and interest on securities sold short in the Statements of Operations and are as follows:

FUND
AQR Alternative Risk Premia Fund	$561,748
AQR Diversified Arbitrage Fund	419,369
AQR Equity Market Neutral Fund	1,933,204
AQR Long-Short Equity Fund	4,608,750
AQR Multi-Strategy Alternative Fund	1,563,269
AQR Style Premia Alternative Fund	4,342,201
AQR Style Premia Alternative LV Fund	252,393

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as net change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For centrally cleared swaps, the Schedules of Investments includes the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration at a periodic reset date or closing of swap contracts in the Statements of Operations. The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to potential unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) from the expiration or closing of swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Basket Swaps: Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

or fixed income positions. The absolute notional value of the total return basket swap represents the accumulated notional value of the underlying long components and absolute notional value of the short components held within the total return basket swap at period end. The notional value of each component represents the market value at period end. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes financing charges and credits related to the notional values of the long and short positions and cash balances within the swap. Finance charges and credits are based on defined market rates plus or minus a specified spread. Positions within the swap are reset periodically, and financing costs are reset generally monthly. During a reset, any realized gains (losses) from positions, income, proceeds from corporate actions and accrued financing costs may become available for cash settlement between the Funds and the swap counterparty. Prior to the reset, these amounts are included as a component of the swap value in Net cash and other receivables (payables). Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Funds and the counterparty. The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions. A change in the market value of a total return basket swap contract is recognized as net change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as net realized gain (loss) from expiration or closing of swap contracts in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilites. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of their investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedule of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Investments in repurchase agreements are reflected as assets on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end are included within each Fund’s Schedule of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements under the terms of a master repurchase agreement. A Fund sells a security that it holds to a counterparty with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited. Reverse repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

The collateral held in relation to the repurchase agreements and reverse repurchase agreements was in U.S. Treasury Inflation Protected Securities with a maturity greater than 90 days in the amount of $6,727,597 for AQR Risk Parity II HV Fund.

Options: Certain Funds may write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, a Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject a Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject a Fund to risk of loss if the value of the security declines below the exercise price minus the put premium. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

The maximum financial exposure for written put options is limited to the number of contracts written and the related strike prices. The number contracts, strike price, and expiration date for each written put option contract is disclosed in each respective Fund’s Schedule of Investments, as applicable.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i.) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii.) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which are referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity. Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash).

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

The Adviser has established a Valuation Committee (the “VC”) to assist the board with oversight and monitoring of the valuation of the Funds’ investments. This includes administering, implementing and overseeing the continual appropriateness of valuation approaches applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of approaches and techniques, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had an active ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 — Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1. Investments in mutual funds are valued daily at their NAVs which are also classified as Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are generally based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market. For option contracts, if no sales occurred on such date, at the mid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs typically may include market prices for reference securities, yield curves, credit spreads, measures of volatility, prepayment rates and implied correlations of such inputs which are obtained from outside brokers and/or pricing services when available. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also may include other unobservable inputs which may be considered significant to the fair value determination.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR ALTERNATIVE RISK PREMIA FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$223,473,751	$108,882,057	$—	$332,355,808
Rights†	—	31,919	—	31,919
Short-Term Investments	189,798,655	85,652,450	—	275,451,105
Futures Contracts*	5,959,842	—	—	5,959,842
Forward Foreign Currency Exchange Contracts*	—	1,758,225	—	1,758,225
Total Return Swaps Contracts*	—	165,385	—	165,385

Total Assets	$419,232,248	$196,490,036	$—	$615,722,284

LIABILITIES
Common Stocks (Sold Short)†	$(186,791,121)	$(92,740,470)	$—	$(279,531,591)
Written Options (Sold Short)	(1,760,811)	—	—	(1,760,811)
Futures Contracts*	(3,143,479)	—	—	(3,143,479)
Forward Foreign Currency Exchange Contracts*	—	(6,652,366)	—	(6,652,366)
Total Return Swaps Contracts*	—	(1,039,263)	—	(1,039,263)

Total Liabilities	$(191,695,411)	$(100,432,099)	$—	$(292,127,510)

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Common Stocks	$99,880,636	$24,647,131	$1,793,755		$126,321,522
Convertible Preferred Stocks	—	12,367,506	—		12,367,506
Corporate Bonds	—	22,898,041	1,188,838		24,086,879
Convertible Bonds	—	144,969,668	98,239		145,067,907
Closed End Funds	28,618,439	—	—		28,618,439
Exchange-Traded Funds	7,850	—	—		7,850
Loan Participations	—	869,633	106,851		976,484
Preferred Stocks	1,125,506	609,493	737,083		2,472,082
Rights	1,728,449	487,374	168,578		2,384,401
Securities in Litigation	—	—	434,209		434,209
Warrants	8,396,568	774,819	930,053		10,101,440
Short-Term Investments	101,955,719	47,843,173	—		149,798,892
Futures Contracts*	1,919,617	—	—		1,919,617
Forward Foreign Currency Exchange Contracts*	—	138,942	—		138,942
Total Return Basket Swaps Contracts*	—	1,380,222	—		1,380,222

Total Assets	$243,632,784	$256,986,002	$5,457,606		$506,076,392

LIABILITIES
Common Stocks (Sold Short)	$(104,146,374)	$(340,199)	$—	(a)	$(104,486,573)
Convertible Bonds (Sold Short)	—	(8,626,688)	—		(8,626,688)
Futures Contracts*	(1,332,353)	—	—		(1,332,353)
Forward Foreign Currency Exchange Contracts*	—	(53,646)	—		(53,646)
Credit Default Swap Contracts*	—	(439,441)	—		(439,441)
Total Return Basket Swaps Contracts*	—	(11,948,747)	—		(11,948,747)

Total Liabilities	$(105,478,727)	$(21,408,721)	$—	(a)	$(126,887,448)

AQR EQUITY MARKET NEUTRAL FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Common Stocks†	$43,403,640	$303,356,840	$—		$346,760,480
Rights†	—	278,916	—		278,916
Short-Term Investments	747,044,011	298,851,937	—		1,045,895,948
Forward Foreign Currency Exchange Contracts*	—	452,267	—		452,267
Total Return Basket Swaps Contracts*	—	10,508,778	—		10,508,778

Total Assets	$790,447,651	$613,448,738	$—		$1,403,896,389

LIABILITIES
Common Stocks (Sold Short)†	$(43,827,150)	$(216,507,826)	$—		$(260,334,976)
Forward Foreign Currency Exchange Contracts*	—	(787,434)	—		(787,434)
Total Return Basket Swaps Contracts*	—	(25,044,588)	—		(25,044,588)

Total Liabilities	$(43,827,150)	$(242,339,848)	$—		$(286,166,998)

AQR GLOBAL MACRO FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Short-Term Investments	$19,971,471	$28,290,741	$—		$48,262,212
Futures Contracts*	1,518,624	—	—		1,518,624
Forward Foreign Currency Exchange Contracts*	—	897,352	—		897,352
Interest Rate Swap Contracts*	—	2,097,972	—		2,097,972
Total Return Swaps Contracts*	—	95,109	—		95,109

Total Assets	$21,490,095	$31,381,174	$—		$52,871,269

LIABILITIES
Futures Contracts*	$(1,401,924)	$—	$—		$(1,401,924)
Forward Foreign Currency Exchange Contracts*	—	(1,827,685)	—		(1,827,685)
Interest Rate Swap Contracts*	—	(1,481,022)	—		(1,481,022)
Total Return Swaps Contracts*	—	(72,810)	—		(72,810)

Total Liabilities	$(1,401,924)	$(3,381,517)	$—		$(4,783,441)

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR LONG-SHORT EQUITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$853,717,548	$158,395,964	$—	$1,012,113,512
Rights†	—	491,065	—	491,065
Short-Term Investments	242,693,726	1,099,621,490	—	1,342,315,216
Futures Contracts*	187,050	—	—	187,050
Forward Foreign Currency Exchange Contracts*	—	7,211,378	—	7,211,378
Total Return Basket Swaps Contracts*	—	44,107,377	—	44,107,377
Total Return Swaps Contracts*	—	2,113	—	2,113

Total Assets	$1,096,598,324	$1,309,829,387	$—	$2,406,427,711

LIABILITIES
Common Stocks (Sold Short)†	$(567,319,865)	$(91,032,320)	$—	$(658,352,185)
Futures Contracts*	(39,732,146)	—	—	(39,732,146)
Forward Foreign Currency Exchange Contracts*	—	(6,124,769)	—	(6,124,769)
Total Return Basket Swaps Contracts*	—	(124,147,215)	—	(124,147,215)
Total Return Swaps Contracts*	—	(5,743,507)	—	(5,743,507)

Total Liabilities	$(607,052,011)	$(227,047,811)	$—	$(834,099,822)

AQR MULTI-STRATEGY ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$16,853,215	$—	$428,775	$17,281,990
Convertible Preferred Stocks†	—	154,132,313	—	154,132,313
Corporate Bonds†	—	—	242,059	242,059
Convertible Bonds†	—	301,106,516	185,300	301,291,816
Short-Term Investments	1,127,167,268	84,163,096	—	1,211,330,364
Futures Contracts*	23,839,540	—	—	23,839,540
Forward Foreign Currency Exchange Contracts*	—	18,170,798	—	18,170,798
Credit Default Swap Contracts*	—	32,193	—	32,193
Total Return Basket Swaps Contracts*	—	26,797,298	—	26,797,298
Total Return Swaps Contracts*	—	2,503,975	—	2,503,975

Total Assets	$1,167,860,023	$586,906,189	$856,134	$1,755,622,346

LIABILITIES
Common Stocks (Sold Short)†	$(314,195,274)	$—	$—	$(314,195,274)
Convertible Bonds (Sold Short)†	—	(14,877,865)	—	(14,877,865)
Written Options (Sold Short)	(1,145,086)	—	—	(1,145,086)
Futures Contracts*	(21,966,210)	—	—	(21,966,210)
Forward Foreign Currency Exchange Contracts*	—	(33,456,361)	—	(33,456,361)
Credit Default Swap Contracts*	—	(4,459,091)	—	(4,459,091)
Total Return Basket Swaps Contracts*	—	(59,865,595)	—	(59,865,595)
Total Return Swaps Contracts*	—	(1,397,678)	—	(1,397,678)

Total Liabilities	$(337,306,570)	$(114,056,590)	$—	$(451,363,160)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$125,406,400	$119,288,721	$—	$244,695,121
Futures Contracts*	15,436,125	—	—	15,436,125
Total Return Swaps Contracts*	—	1,003,694	—	1,003,694

Total Assets	$140,842,525	$120,292,415	$—	$261,134,940

LIABILITIES
Futures Contracts*	$(26,450,499)	$—	$—	$(26,450,499)
Total Return Swaps Contracts*	—	(1,548,141)	—	(1,548,141)

Total Liabilities	$(26,450,499)	$(1,548,141)	$—	$(27,998,640)

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$42,910,173	$—	$42,910,173
U.S. Treasury Obligations	—	72,256,833	—	72,256,833
Short-Term Investments	89,273,910	34,389,644	—	123,663,554
Futures Contracts*	5,613,111	—	—	5,613,111
Forward Foreign Currency Exchange Contracts*	—	2,147,447	—	2,147,447
Interest Rate Swap Contracts*	—	2,065,770	—	2,065,770
Credit Default Swap Contracts*	—	3,383,452	—	3,383,452
Total Return Swaps Contracts*	—	278,384	—	278,384

Total Assets	$94,887,021	$157,431,703	$—	$252,318,724

LIABILITIES
Futures Contracts*	(5,232,154)	—	—	(5,232,154)
Forward Foreign Currency Exchange Contracts*	—	(1,796,952)	—	(1,796,952)
Interest Rate Swap Contracts*	—	(273,209)	—	(273,209)
Credit Default Swap Contracts*	—	(455,939)	—	(455,939)
Total Return Swaps Contracts*	—	(450,141)	—	(450,141)

Total Liabilities	$(5,232,154)	$(2,976,241)	$—	$(8,208,395)

AQR RISK PARITY II HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$6,132,794	$—	$6,132,794
U.S. Treasury Obligations	—	9,310,664	—	9,310,664
Short-Term Investments	9,623,360	11,473,142	—	21,096,502
Futures Contracts*	1,021,231	—	—	1,021,231
Forward Foreign Currency Exchange Contracts*	—	65,147	—	65,147
Total Return Swaps Contracts*	—	121,663	—	121,663

Total Assets	$10,644,591	$27,103,410	$—	$37,748,001

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(10,157,890)	$—	$(10,157,890)
Futures Contracts*	(1,054,048)	—	—	(1,054,048)
Forward Foreign Currency Exchange Contracts*	—	(67,866)	—	(67,866)
Total Return Swaps Contracts*	—	(105,252)	—	(105,252)

Total Liabilities	$(1,054,048)	$(10,331,008)	$—	$(11,385,056)

AQR RISK PARITY II MV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$9,963,879	$—	$9,963,879
U.S. Treasury Obligations	—	18,037,604	—	18,037,604
Short-Term Investments	22,908,040	12,538,065	—	35,446,105
Futures Contracts*	1,688,661	—	—	1,688,661
Forward Foreign Currency Exchange Contracts*	—	43,382	—	43,382
Total Return Swaps Contracts*	—	57,489	—	57,489

Total Assets	$24,596,701	$40,640,419	$—	$65,237,120

LIABILITIES
Futures Contracts*	$(1,685,565)	$—	$—	$(1,685,565)
Forward Foreign Currency Exchange Contracts*	—	(55,929)	—	(55,929)
Total Return Swaps Contracts*	—	(118,780)	—	(118,780)

Total Liabilities	$(1,685,565)	$(174,709)	$—	$(1,860,274)

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$1,434,736,847	$222,819,689	$—	$1,657,556,536
Rights†	—	1,106,880	—	1,106,880
Short-Term Investments	1,666,502,032	900,969,972	—	2,567,472,004
Futures Contracts*	128,615,185	—	—	128,615,185
Forward Foreign Currency Exchange Contracts*	—	30,835,614	—	30,835,614
Total Return Basket Swaps Contracts*	—	161,081,458	—	161,081,458
Total Return Swaps Contracts*	—	1,814,681	—	1,814,681

Total Assets	$3,229,854,064	$1,318,628,294	$—	$4,548,482,358

LIABILITIES
Common Stocks (Sold Short)†	$(1,130,386,379)	$(99,799,084)	$(2)	$(1,230,185,465)
Futures Contracts*	(133,474,371)	—	—	(133,474,371)
Forward Foreign Currency Exchange Contracts*	—	(76,932,714)	—	(76,932,714)
Total Return Basket Swaps Contracts*	—	(32,924,003)	—	(32,924,003)
Total Return Swaps Contracts*	—	(8,436,479)	—	(8,436,479)

Total Liabilities	$(1,263,860,750)	$(218,092,280)	$(2)	$(1,481,953,032)

AQR STYLE PREMIA ALTERNATIVE LV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$8,824,345	$84,142,255	$—	$92,966,600
Rights†	—	43,872	—	43,872
Short-Term Investments	295,125,386	142,675,958	—	437,801,344
Futures Contracts*	8,374,886	—	—	8,374,886
Forward Foreign Currency Exchange Contracts*	—	1,365,359	—	1,365,359
Total Return Basket Swaps Contracts*	—	5,578,565	—	5,578,565
Total Return Swaps Contracts*	—	91,504	—	91,504

Total Assets	$312,324,617	$233,897,513	$—	$546,222,130

LIABILITIES
Common Stocks (Sold Short)†	$(8,924,817)	$(67,194,693)	$—	$(76,119,510)
Futures Contracts*	(9,282,592)	—	—	(9,282,592)
Forward Foreign Currency Exchange Contracts*	—	(4,436,208)	—	(4,436,208)
Total Return Basket Swaps Contracts*	—	(762,917)	—	(762,917)
Total Return Swaps Contracts*	—	(813,626)	—	(813,626)

Total Liabilities	$(18,207,409)	$(73,207,444)	$—	$(91,414,853)

AQR VOLATILITY RISK PREMIUM FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$3,132,609	$1,778,972	$—	$4,911,581
Short-Term Investments	4,503,662	—	—	4,503,662
Futures Contracts*	68,923	—	—	68,923

Total Assets	$7,705,194	$1,778,972	$—	$9,484,166

LIABILITIES
Written Options (Sold Short)	$(219,749)	$—	$—	$(219,749)
Futures Contracts*	(104)	—	—	(104)

Total Liabilities	$(219,853)	$—	$—	$(219,853)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Credit default swaps, interest rate swaps and option contracts are reported at market value. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.
†	Please refer to the Schedule of Investments to view securities segregated by country.
(a)	Security has zero value.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

Transfers to Level 3 or from Level 3 are generally due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The following tables include a rollforward of the balances of investments classified within Level 3 of the fair value hierarchy for the period for each Fund that held Level 3 securities that were considered quantitatively significant:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCKS	LOAN PARTICIPATIONS/ CORPORATE BONDS	CONVERTIBLE BONDS	PREFERRED STOCKS	RIGHTS	WARRANTS	SECURITIES IN LITIGATION	SHORT COMMON STOCKS
Balance as of December 31, 2017	$7,262,232	$5,913,087	$5,185,257	$633,976	$407,271	$860,044	$459,054	$—	(a)
Accrued discounts/(premiums)	—	26,808	—	—	—	—	—	—
Realized gain/(loss)	(972,557)	(3,684,413)	(3,257,873)	—	79,371	(749,436)	—	—
Change in unrealized appreciation/(depreciation)	(1,143,245)	(119,197)	2,891,893	103,107	(164,693)	894,122	(150,767)	—
Purchases[1]	560,530	36,810,944	670,997	—	—	4,000	125,922	—
Sales[2]	(3,913,205)	(37,651,540)	(869,335)	—	(79,371)	(573,084)	—	—
Transfers in to Level 3	—	—	—	—	—	1,348,073	—	—
Transfers out of Level 3	—	—	(4,522,700)	—	(74,000)	(853,666)	—	—
Balance as of December 31, 2018	$1,793,755	$1,295,689	$98,239	$737,083	$168,578	$930,053	$434,209	$—	(a)
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2018	$(5,397,283)	$(1,551,823)	$(566,819)	$103,106	$(85,877)	$(1,610)	$(158,322)	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.
(a)	Security has zero value.

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCKS	CORPORATE BONDS	CONVERTIBLE BONDS
Balance as of December 31, 2017	$12,197,736	$—	$384,000
Accrued discounts/(premiums)	—	—	(157,618)
Realized gain/(loss)	10,678	—	(69)
Change in unrealized appreciation/(depreciation)	423,461	201,731	(71,954)
Purchases[1]	—	15,555,747	9,039,094
Sales[2]	(12,203,100)	(15,515,419)	(9,008,153)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2018	$428,775	$242,059	$185,300
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2018	$(11,768,961)	$245,788	$110,373

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.

The fair values of Level 3 investments are based on significant unobservable inputs that reflect the Adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of a Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount, earnings multiples and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discounts, theoretical values, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The following table summarizes the quantitative inputs and assumptions used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended December 31, 2018 for the AQR Diversified Arbitrage Fund and AQR Multi–Strategy Alternative Fund:

Quantitative Information about Level 3 Fair Value Measurements*

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE***

Common Stocks	$1,399,626	Enterprise Value Waterfall Analysis	Discount for Lack of Marketability**	18.86%—32.10%	20.75%
			EBITDA Multiple	5.75x to 6.75x	N/A
	$394,129	Probability Weighted Expected Return	Discount for Lack of Marketability**	7.11%—30.00%	23.23%
			Discount Rate	8.00%	N/A
			Equity Cost of Capital	47.50%	N/A
			Legal Fees (% of potential proceeds)	9.15%	N/A
			Scenario Probability	5.00%—90.00%	33.33%
			Term	0.55 to 3 years	N/A

Convertible Bonds	$12,799	Liquidation Analysis	Discount Rate	9.50%	N/A
			Term	2.97 years	N/A

Corporate Bonds	$461,860	Liquidation Analysis	Discount Rate	9.50%	9.50%
			Term	2.97 years	2.97 years

Preferred Stocks	$737,083	Enterprise Value Waterfall Analysis	Equity Cost of Capital	15.34%	N/A
			Term	10 years	N/A
Rights	$168,578	Probability Weighted Expected Return	Discount for Lack of Marketability**	14.75%—31.61%	20.93%
			Equity Cost of Capital	20.50%	N/A
			Scenario Probability	0.00%—70.00%	44.87%
			Weighted Average Cost of Capital	28.00%	N/A

Securities in Litigation	$433,695	Liquidation Analysis	Discount for Lack of Marketability**	30.00%	N/A
			Discount Rate	6.00%	N/A
			Future Fundings as % of Expected Proceeds	48.54%	N/A
			Recovery Probability	50.00%	N/A
			Term	4.24 years	N/A

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE***

Common Stocks	$428,775	Probability Weighted Expected Return	Discount for Lack of Marketability**	7.11%	N/A
			Discount Rate	8.00%	N/A
			Term	0.55 years	N/A

Convertible Bonds	$185,300	Liquidation Analysis	Discount Rate	9.50%	9.50%
			Term	2.97 years	2.97 years

Corporate Bonds	$242,059	Liquidation Analysis	Discount Rate	9.50%	N/A
			Term	2.97 years	N/A

*	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2018, the value of these securities for the AQR Diversified Arbitrage Fund was $1,921,071. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
***	The weighted averages disclosed in the table above were weighted by relative fair value.

There were no other Level 3 securities held at period end, except those securities classified as Level 3 in the Schedules of Investments of AQR Style Premia Alternative Fund which are considered quantitatively insignificant for additional disclosure.

6. Federal Income Tax Matters

At December 31, 2018, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Alternative Risk Premia Fund	$288,749,796	$71,008,265	$(36,163,287)	$34,844,978
AQR Diversified Arbitrage Fund	423,953,250	45,376,251	(90,140,557)	(44,764,306)
AQR Equity Market Neutral Fund	1,039,517,336	106,732,005	(28,519,950)	78,212,055
AQR Global Macro Fund	48,447,745	4,563,231	(4,923,148)	(359,917)
AQR Long-Short Equity Fund	1,481,102,345	331,043,235	(239,817,691)	91,225,544
AQR Multi-Strategy Alternative Fund	1,342,113,342	180,863,152	(218,717,308)	(37,854,156)
AQR Risk-Balanced Commodities Strategy Fund	234,204,342	20,349,535	(21,417,577)	(1,068,042)
AQR Risk Parity Fund	249,111,929	6,621,609	(11,623,209)	(5,001,600)
AQR Risk Parity II HV Fund	26,697,536	1,338,696	(1,673,287)	(334,591)
AQR Risk Parity II MV Fund	64,022,475	2,021,413	(2,667,042)	(645,629)
AQR Style Premia Alternative Fund	3,026,142,187	603,952,574	(563,565,435)	40,387,139
AQR Style Premia Alternative LV Fund	447,928,787	31,448,201	(24,569,711)	6,878,490
AQR Volatility Risk Premium Fund	9,644,105	140,126	(519,918)	(379,792)

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, and differences in the tax treatment of passive foreign investment companies (“PFIC”), investments in partnerships, convertible securities, contingent payment debt instruments (“CPDI”) and certain forward foreign currency, swap and futures contracts.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

As of December 31, 2018, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Alternative Risk Premia Fund	$—	$(26,776,669)	$34,799,193	$(18,922,751)	$366	$(10,899,861)
AQR Diversified Arbitrage Fund	505,539	(297,071,429)	(52,187,859)	(1,426,411)	7,725	(350,172,435)
AQR Equity Market Neutral Fund	—	(35,310,741)	78,417,828	(7,241,743)	—	35,865,344
AQR Global Macro Fund	1,260	—	(337,709)	(2,297,678)	(37,822)	(2,671,949)
AQR Long-Short Equity Fund	—	(129,047,560)	91,229,226	(189,596,885)	10,051	(227,405,168)
AQR Multi-Strategy Alternative Fund	—	(228,828,086)	(60,581,228)	(80,749,644)	(3,050,528)	(373,209,486)
AQR Risk-Balanced Commodities Strategy Fund	12,083	(22,066)	(1,136,614)	(278)	(10,888,903)	(12,035,778)
AQR Risk Parity Fund	2,449,083	(21,593,748)	(6,076,615)	—	(3,602,667)	(28,823,947)
AQR Risk Parity II HV Fund	339,532	(2,477,406)	(529,919)	(199,706)	(547,103)	(3,414,602)
AQR Risk Parity II MV Fund	479,512	(2,615,326)	(947,303)	(8,310)	(922,326)	(4,013,753)
AQR Style Premia Alternative Fund	34,450,943	(231,150,903)	28,795,082	(250,928,440)	(32,726,309)	(451,559,627)
AQR Style Premia Alternative LV Fund	—	(9,195,162)	6,370,302	(7,067,573)	(1,518,505)	(11,410,938)
AQR Volatility Risk Premium Fund	10,161	(116,296)	(389,938)	—	—	(496,073)

The differences between book basis and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on regulated futures and options contracts, mark to market and income on certain swaps, certain late year loss deferrals, straddle loss deferrals, loss deferrals on unsettled short sales, gain/(loss) recognition on constructive sales, investments in partnerships, investments in inflation protected securities, deemed dividends from convertible securities, Cayman subsidiary taxable income, CPDI accrued income, capital loss carryforwards and finance charges on equity swaps.

As of December 31, 2018, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
AQR Alternative Risk Premia Fund	$3,248,062	$(3,248,062)
AQR Diversified Arbitrage Fund	13	(13)
AQR Equity Market Neutral Fund	263,499,975	(263,499,975)
AQR Global Macro Fund	234	(234)
AQR Long-Short Equity Fund	505,275,636	(505,275,636)
AQR Multi-Strategy Alternative Fund	209,625,982	(209,625,982)
AQR Risk-Balanced Commodities Strategy Fund	34,944,390	(34,944,390)
AQR Style Premia Alternative LV Fund	2,800,032	(2,800,032)
AQR Volatility Risk Premium Fund	12,733	(12,733)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of certain non-deductible expenses, net operating losses, and income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The tax character of distributions paid during the fiscal year-ends December 31, 2018 and December 31, 2017 were as follows:

	DECEMBER 31, 2018			DECEMBER 31, 2017

FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Alternative Risk Premia Fund	$291,560	$—	$—	$—	$—	$—
AQR Diversified Arbitrage Fund	26,357,232	—	—	32,367,694	—	—
AQR Equity Market Neutral Fund	5,574,441	—	—	74,392,692	—	—
AQR Global Macro Fund	1,253,455	1,131,755	—	21,048	—	—
AQR Long-Short Equity Fund	54,755,443	76,674,221	—	303,946,721	162,111,238	—
AQR Multi-Strategy Alternative Fund	—	—	—	239,240,662	—	—
AQR Risk-Balanced Commodities Strategy Fund	1,899,991	—	—	18,311	—	—
AQR Risk Parity Fund	14,018,673	3,693,125	—	34,837,112	11,101,385	—
AQR Risk Parity II HV Fund	1,872,155	220,319	—	4,059,743	2,431,736	—
AQR Risk Parity II MV Fund	1,492,536	169,454	—	4,190,271	2,485,045	—
AQR Style Premia Alternative Fund	34,654,620	—	—	317,427,865	—	—
AQR Style Premia Alternative LV Fund	460,049	—	—	22,959,604	—	—
AQR Volatility Risk Premium Fund	30,009	—	—	—	—	—

During the year ended December 31, 2018, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Alternative Risk Premia Fund	$—	$28,368
AQR Global Macro Fund	1,533,147	248,740

As of December 31, 2018, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Alternative Risk Premia Fund	$26,776,669	$—
AQR Diversified Arbitrage Fund	57,429,966	239,641,463
AQR Equity Market Neutral Fund	35,310,741	—
AQR Long-Short Equity Fund	129,047,560	—
AQR Multi-Strategy Alternative Fund	52,486,468	176,341,618
AQR Risk-Balanced Commodities Strategy Fund	22,066	—
AQR Risk Parity Fund	9,346,571	12,247,177
AQR Risk Parity II HV Fund	1,539,268	938,138
AQR Risk Parity II MV Fund	1,656,137	959,189
AQR Style Premia Alternative Fund	231,150,903	—
AQR Style Premia Alternative LV Fund	9,195,162	—
AQR Volatility Risk Premium Fund	116,296	—

7. Investment Transactions

During the year ended December 31, 2018, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Alternative Risk Premia Fund	$425,255,359	$119,888,146	$377,701,477	$123,551,393
AQR Diversified Arbitrage Fund	1,103,900,007	1,175,587,492	564,427,537	576,874,439
AQR Equity Market Neutral Fund	389,552,009	533,259,667	370,902,052	519,226,619
AQR Long-Short Equity Fund	4,590,621,181	4,734,848,135	3,216,696,747	3,735,228,749
AQR Multi-Strategy Alternative Fund	370,169,820	784,387,362	306,012,544	657,419,183
AQR Risk Parity Fund	33,972,578	75,829,332	—	—
AQR Risk Parity II HV Fund	5,255,792	19,842,257	—	—
AQR Risk Parity II MV Fund	6,018,830	6,865,802	—	—
AQR Style Premia Alternative Fund	4,256,981,690	3,642,854,643	3,416,311,782	3,289,256,819
AQR Style Premia Alternative LV Fund	99,491,084	60,622,882	90,968,165	58,467,193
AQR Volatility Risk Premium Fund	6,010,499	591,601	—	—

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

During the year ended December 31, 2018, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$5,716,990	$5,715,337	$344,441,366	$344,361,059
AQR Risk Parity Fund	24,277,560	48,497,207	—	—
AQR Risk Parity II HV Fund	3,653,967	12,328,360	—	—
AQR Risk Parity II MV Fund	4,576,968	4,413,889	—	—

8. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at December 31, 2018.

	ASSETS				LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Equity Risk Exposure:
AQR Alternative Risk Premia Fund	$3,142,808	$165,385	$—	$—	$371,605	$1,039,263	$—	$1,482,996
AQR Diversified Arbitrage Fund	1,919,617	6,818,470	—	—	—	9,956,198	—	—
AQR Equity Market Neutral Fund	—	10,508,778	—	—	—	25,044,588	—	—
AQR Global Macro Fund	355,607	63,598	—	—	190,752	18,053	—	—
AQR Long-Short Equity Fund	187,050	44,109,490	—	—	39,732,146	129,890,722	—	—
AQR Multi-Strategy Alternative Fund	10,665,389	34,641,550	—	—	5,695,453	61,022,674	—	983,340
AQR Risk Parity Fund	24,710	41,205	—	—	1,621,418	40,181	—	—
AQR Risk Parity II HV Fund	2,036	10,033	—	—	346,748	10,708	—	—
AQR Risk Parity II MV Fund	12,559	12,144	—	—	677,650	11,206	—	—
AQR Style Premia Alternative Fund	36,200,280	162,226,144	—	—	14,545,333	39,841,479	—	—
AQR Style Premia Alternative LV Fund	2,202,276	5,640,801	—	—	1,248,835	1,505,784	—	—
AQR Volitality Risk Premium Fund	33,708	—	—	—	104	—	—	175,601

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

	ASSETS				LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Foreign Exchange Rate Risk Exposure:
AQR Alternative Risk Premia Fund	$—	$—	$1,758,225	$—	$—	$—	$6,652,366	$—
AQR Diversified Arbitrage Fund	—	—	138,942	—	—	—	53,646	—
AQR Equity Market Neutral Fund	—	—	452,267	—	—	—	787,434	—
AQR Global Macro Fund	—	—	897,352	—	—	—	1,827,685	—
AQR Long-Short Equity Fund	—	—	7,211,378	—	—	—	6,124,769	—
AQR Multi-Strategy Alternative Fund	—	—	18,170,798	—	—	—	33,456,361	—
AQR Risk Parity Fund	—	—	2,147,447	—	—	—	1,796,952	—
AQR Risk Parity II HV Fund	—	—	65,147	—	—	—	67,866	—
AQR Risk Parity II MV Fund	—	—	43,382	—	—	—	55,929	—
AQR Style Premia Alternative Fund	—	—	30,835,614	—	—	—	76,932,714	—
AQR Style Premia Alternative LV Fund	—	—	1,365,359	—	—	—	4,436,208	—

Interest Rate Risk Exposure:
AQR Alternative Risk Premia Fund	2,817,034	—	—	51,525	2,771,874	—	—	329,340
AQR Diversified Arbitrage Fund	—	—	—	—	1,332,353	7,430,797	—	—
AQR Global Macro Fund	644,764	2,097,972	—	—	968,888	1,535,779	—	—
AQR Multi-Strategy Alternative Fund	4,182,898	1,258,490	—	22,421	11,416,030	7,433,166	—	184,167
AQR Risk Parity Fund	4,285,172	2,065,770	—	—	—	273,209	—	—
AQR Risk Parity II HV Fund	783,559	—	—	—	—	—	—	—
AQR Risk Parity II MV Fund	1,388,809	—	—	—	—	—	—	—
AQR Style Premia Alternative Fund	66,390,176	—	—	—	78,371,613	—	—	—
AQR Style Premia Alternative LV Fund	4,093,332	—	—	—	4,865,093	—	—	—
AQR Volitality Risk Premium Fund	35,215	—	—	5,709	—	—	—	49,857

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	—	439,441	—	—
AQR Multi-Strategy Alternative Fund	—	32,193	—	—	—	4,459,091	—	—
AQR Risk Parity Fund	—	3,383,452	—	—	—	455,939	—	—

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

	ASSETS				LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Commodity Risk Exposure:
AQR Global Macro Fund	$518,253	$31,511	$—	$—	$242,284	$—	$—	$—
AQR Multi-Strategy Alternative Fund	8,991,253	828,531	—	—	4,854,727	234,731	—	—
AQR Risk-Balanced Commodities Strategy Fund	15,436,125	1,003,694	—	—	26,450,499	1,548,141	—	—
AQR Risk Parity Fund	1,303,229	237,179	—	—	3,610,736	409,960	—	—
AQR Risk Parity II HV Fund	235,636	111,630	—	—	707,300	94,544	—	—
AQR Risk Parity II MV Fund	287,293	45,345	—	—	1,007,915	107,574	—	—
AQR Style Premia Alternative Fund	26,024,729	669,995	—	—	40,557,425	1,519,003	—	—
AQR Style Premia Alternative LV Fund	2,079,278	29,268	—	—	3,168,664	70,759	—	—

Net Fair Value of Derivative Contracts:
AQR Alternative Risk Premia Fund	2,816,363	—	—	—	—	873,878	4,894,141	1,760,811
AQR Diversified Arbitrage Fund	587,264	—	85,296	—	—	11,007,966	—	—
AQR Equity Market Neutral Fund	—	—	—	—	—	14,535,810	335,167	—
AQR Global Macro Fund	116,700	639,249	—	—	—	—	930,333	—
AQR Long-Short Equity Fund	—	—	1,086,609	—	39,545,096	85,781,232	—	—
AQR Multi-Strategy Alternative Fund	1,873,330	—	—	—	—	36,388,898	15,285,563	1,145,086
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	—	11,014,374	544,447	—	—
AQR Risk Parity Fund	380,957	4,548,317	350,495	—	—	—	—	—
AQR Risk Parity II HV Fund	—	16,411	—	—	32,817	—	2,719	—
AQR Risk Parity II MV Fund	3,096	—	—	—	—	61,291	12,547	—
AQR Style Premia Alternative Fund	—	121,535,657	—	—	4,859,186	—	46,097,100	—
AQR Style Premia Alternative LV Fund	—	4,093,526	—	—	907,706	—	3,070,849	—
AQR Volitality Risk Premium Fund	68,819	—	—	—	—	—	—	219,749

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2018:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS

Equity Risk Exposure:
AQR Alternative Risk Premia Fund	$(2,428,066)	$(3,580,326)	$—	$(866,530)	$2,944,010	$(1,164,896)	$—	$(330,851)
AQR Diversified Arbitrage Fund	833,148	19,306,000	—	7,979	2,251,514	(12,790,844)	—	—
AQR Equity Market Neutral Fund	(5,487,528)	(173,552,286)	—	—	(130,738)	(95,981,550)	—	—
AQR Global Macro Fund	979,215	(651,342)	—	—	239,213	(1,140)	—	—
AQR Long-Short Equity Fund	(18,546,283)	(216,457,894)	—	—	(48,600,745)	(330,915,441)	—	—
AQR Multi-Strategy Alternative Fund	(48,729,138)	(121,457,907)	—	174,007	6,972,468	(183,368,548)	—	2,260,212
AQR Risk Parity Fund	(8,012,928)	(1,857,929)	—	—	(2,734,328)	(462,631)	—	—
AQR Risk Parity II HV Fund	(1,085,978)	(454,274)	—	—	(568,147)	(90,319)	—	—
AQR Risk Parity II MV Fund	(1,692,804)	(545,590)	—	—	(886,382)	(88,399)	—	—
AQR Style Premia Alternative Fund	(178,022,644)	(36,990,241)	—	—	13,910,375	(68,503,714)	—	—
AQR Style Premia Alternative LV Fund	(8,398,125)	(11,347,836)	—	—	637,169	(6,261,892)	—	—
AQR Volatility Risk Premium Fund	91,834	—	—	(129,712)	33,604	—	—	(7,183)

Foreign Exchange Rate Risk Exposure:
AQR Alternative Risk Premia Fund	—	—	(704,397)	—	—	—	(4,975,838)	—
AQR Diversified Arbitrage Fund	—	—	202,050	—	—	—	195,356	—
AQR Equity Market Neutral Fund	—	—	5,214,117	—	—	—	539,802	—
AQR Global Macro Fund	—	—	565,500	—	—	—	(791,896)	—
AQR Long-Short Equity Fund	—	—	(49,056,960)	—	—	—	(6,017,168)	—
AQR Multi-Strategy Alternative Fund	—	—	(17,120,340)	—	—	—	(10,926,095)	—
AQR Risk Parity Fund	—	—	(2,630,924)	—	—	—	(634,372)	—
AQR Risk Parity II HV Fund	—	—	638,737	—	—	—	115,054	—
AQR Risk Parity II MV Fund	—	—	753,938	—	—	—	93,576	—
AQR Style Premia Alternative Fund	—	—	(6,713,576)	—	—	—	(39,949,394)	—
AQR Style Premia Alternative LV Fund	—	—	1,434,558	—	—	—	(2,722,202)	—

Interest Rate Risk Exposure:
AQR Alternative Risk Premia Fund	(3,129,979)	—	—	680,420	164,100	—	—	(212,728)
AQR Diversified Arbitrage Fund	993,273	(3,564,342)	—	—	(1,492,048)	(7,492,626)	—	—
AQR Global Macro Fund	592,310	485,797	—	—	(395,399)	(866,696)	—	—
AQR Multi-Strategy Alternative Fund	1,265,380	(15,973,538)	—	(82,593)	(7,793,238)	1,476,533	—	(125,252)
AQR Risk Parity Fund	(3,626,575)	(2,860,754)	—	—	5,893,942	3,584,897	—	—
AQR Risk Parity II HV Fund	(1,252,244)	—	—	—	1,179,315	—	—	—
AQR Risk Parity II MV Fund	(970,492)	—	—	—	1,768,840	—	—	—
AQR Style Premia Alternative Fund	16,281,087	—	—	—	(20,408,818)	—	—	—
AQR Style Premia Alternative LV Fund	887,888	—	—	—	(1,209,105)	—	—	—
AQR Volatility Risk Premium Fund	30	—	—	7,792	35,215	—	—	(26,791)

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(770,508)	—	—	—	736,485	—	—
AQR Multi-Strategy Alternative Fund	—	1,704,002	—	—	—	1,743,640	—	—
AQR Risk Parity Fund	—	5,805,284	—	—	—	(7,727,633)	—	—

Commodity Risk Exposure:
AQR Alternative Risk Premia Fund	—	—	—	—	5,417	—	—	—
AQR Global Macro Fund	714,618	(9,871)	—	—	77,587	34,276	—	—
AQR Multi-Strategy Alternative Fund	28,878,318	(4,201,485)	—	—	(11,565,042)	(698,163)	—	—
AQR Risk-Balanced Commodities Strategy Fund	(44,141,003)	(4,556,112)	—	—	(19,428,998)	369,986	—	—
AQR Risk Parity Fund	(306,844)	(2,463,589)	—	—	(7,576,087)	512,137	—	—
AQR Risk Parity II HV Fund	488,252	(643,310)	—	—	(1,643,278)	151,846	—	—
AQR Risk Parity II MV Fund	(276,657)	(691,919)	—	—	(1,826,139)	54,846	—	—
AQR Style Premia Alternative Fund	56,589,196	(26,291,108)	—	—	(43,582,283)	(6,141,270)	—	—
AQR Style Premia Alternative LV Fund	3,844,379	(1,225,476)	—	—	(2,786,163)	(308,154)	—	—

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The following tables present the Funds’ gross OTC derivative, repurchase agreements and reverse repurchase agreements assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2018:

AQR ALTERNATIVE RISK PREMIA FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$165,385	$(165,385)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	702,922	(702,922)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	1,055,303	(1,055,303)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,923,610	(1,923,610)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$797,585	$(165,385)	$632,200	$—	$(632,200)	$—
CITI	Forward Foreign Currency Exchange Contracts	2,662,111	(702,922)	1,959,189	—	(1,959,189)	—
JPMC	Forward Foreign Currency Exchange Contracts	3,990,255	(1,055,303)	2,934,952	—	(2,934,952)	—
MSCS	Total Return Swap Contracts	241,678	—	241,678	(241,678)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		7,691,629	(1,923,610)	5,768,019	(241,678)	(5,526,341)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 11,191,227 .

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR DIVERSIFIED ARBITRAGE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$27,409	$(27,409)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	59,255	(31,423)	27,832	—	—	27,832
GSIN	Total Return Basket Swaps Contracts	1,343,039	(638,420)	704,619	—	(704,619)	—
JPMC	Forward Foreign Currency Exchange Contracts	79,687	(22,223)	57,464
	Total Return Basket Swaps Contracts	9,774	(9,774)	—
		89,461	(31,997)	57,464	—	—	57,464
Total financial instruments subject to a master netting arrangement or similar arrangement		1,519,164	(729,249)	789,915	—	(704,619)	85,296

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$2,026,186	$(27,409)	$1,998,777	$—	$(1,998,777)	$—
CITI	Forward Foreign Currency Exchange Contracts	31,423	(31,423)	—	—		—
DTBK	Total Return Basket Swaps Contracts	1,087,104	—	1,087,104	—	(1,087,104)	—
GSIN	Total Return Basket Swaps Contracts	638,420	(638,420)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	22,223	(22,223)	—
	Total Return Basket Swaps Contracts	7,583,349	(9,774)	7,573,575
		7,605,572	(31,997)	7,573,575	—	(7,573,575)	—
MSIP	Total Return Basket Swaps Contracts	613,688	—	613,688	(613,688)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		12,002,393	(729,249)	11,273,144	(613,688)	(10,659,456)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 451,585 and total additional collateral pledged was $ 47,356,680.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR EQUITY MARKET NEUTRAL FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$180,921	$(180,921)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	271,346	(271,346)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	10,508,778	(10,508,778)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		10,961,045	(10,961,045)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$314,943	$(180,921)	$134,022	$—	$(134,022)	$—
JPMC	Forward Foreign Currency Exchange Contracts	472,491	(271,346)	201,145	—	(201,145)	—
MSIP	Total Return Basket Swaps Contracts	25,044,588	(10,508,778)	14,535,810	(14,535,810)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		25,832,022	(10,961,045)	14,870,977	(14,535,810)	(335,167)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 152,108,914.

AQR GLOBAL MACRO FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$359,395	$(359,395)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	31,350	(15,217)	16,133	—	—	16,133
JPMC	Forward Foreign Currency Exchange Contracts	537,957	(537,957)	—
	Total Return Swap Contracts	579	—	579
	Totl JPMC	538,536	(537,957)	579	—	—	579
MLIN	Total Return Swap Contracts	31,670	(2,836)	28,834	—	—	28,834
Total financial instruments subject to a master netting arrangement or similar arrangement		960,951	(915,405)	45,546	—	—	45,546

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR GLOBAL MACRO FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$54,757	$—	$54,757	$—	$—	$54,757
CITI	Forward Foreign Currency Exchange Contracts	730,840	(359,395)	371,445	—	(371,445)	—
GSIN	Total Return Swap Contracts	15,217	(15,217)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	1,096,845	(537,957)	558,888	—	(558,888)	—
MLIN	Total Return Swap Contracts	2,836	(2,836)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,900,495	(915,405)	985,090	—	(930,333)	54,757

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,999,181.

AQR GLOBAL MACRO OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$6,360	$—	$6,360	$—	$—	$6,360
GSIN	Total Return Swap Contracts	2,734	—	2,734	—	—	2,734
MACQ	Total Return Swap Contracts	3,016	—	3,016	—	—	3,016
SOCG	Total Return Swap Contracts	19,400	—	19,400	—	—	19,400
Total financial instruments subject to a master netting arrangement or similar arrangement		31,510	—	31,510	—	—	31,510

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 61,508.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR LONG-SHORT EQUITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$2,885,678	$(2,449,758)	$435,920	$—	$—	$435,920
DTBK	Total Return Basket Swaps Contracts	499,466	(499,466)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	4,325,700	(3,675,011)	650,689
	Total Return Swaps Contracts	2,113	(2,113)	—
	Total JPMC	4,327,813	(3,677,124)	650,689	—	—	650,689
MSIP	Total Return Basket Swaps Contracts	43,607,911	(42,611,102)	996,809	—	(996,809)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		51,320,868	(49,237,450)	2,083,418	—	(996,809)	1,086,609

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$2,449,758	$(2,449,758)	$—	$—	$—	$—
DTBK	Total Return Basket Swaps Contracts	44,649,264	(499,466)	44,149,798	—	(44,149,798)	—
GSIN	Total Return Basket Swaps Contracts	36,886,849	—	36,886,849	(36,886,849)	—	—
JPMC	Forward Foreign Currency Exchange Contracts	3,675,011	(3,675,011)	—
	Total Return Swaps Contracts	5,743,507	(2,113)	5,741,394
	Total JPMC	9,418,518	(3,677,124)	5,741,394	—	(5,741,394)	—
MSIP	Total Return Basket Swaps Contracts	42,611,102	(42,611,102)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		136,015,491	(49,237,450)	86,778,041	(36,886,849)	(49,891,192)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 943,191 and total additional collateral pledged was $ 349,300,601.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$853,440	$(599,402)	$254,038	$—	$—	$254,038
CITI	Forward Foreign Currency Exchange Contracts	7,264,669	(7,264,669)	—
	Total Return Swap Contracts	5,331	(5,331)	—
	Total CITI	7,270,000	(7,270,000)	—	—	—	—
DTBK	Total Return Basket Swaps Contracts	237,767	(237,767)	—	—	—	—
GSIN	Total Return Swap Contracts	3,373	—	3,373
	Total Return Basket Swaps Contracts	2,769,463	(2,769,463)	—
	Total GSIN	2,772,836	(2,769,463)	3,373	—	—	3,373
JPMC	Forward Foreign Currency Exchange Contracts	10,906,129	(10,906,129)	—
	Total Return Swap Contracts	138,085	—	138,085
	Total Return Basket Swaps Contracts	22,727,772	(22,727,772)	—
	Total JPMC	33,771,986	(33,633,901)	138,085	—	—	138,085
MLIN	Total Return Swap Contracts	326,725		326,725	—	(170,000)	156,725
MSCS	Total Return Swap Contracts	1,201,929	(452,035)	749,894	—	—	749,894
MSIP	Total Return Basket Swaps Contracts	208,856	—	208,856	—	—	208,856
Total financial instruments subject to a master netting arrangement or similar arrangement		46,643,539	(44,962,568)	1,680,971	—	(170,000)	1,510,971

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$458,200	$—	$458,200
	Total Return Basket Swaps Contracts	599,402	(599,402)	—
	Total BANA	1,057,602	(599,402)	458,200	$—	$(390,315)	$67,885
CITI	Forward Foreign Currency Exchange Contracts	13,388,009	$(7,264,669)	6,123,340
	Total Return Swap Contracts	252,712	(5,331)	247,381
	Total CITI	13,640,721	(7,270,000)	6,370,721	—	—	6,370,721
DTBK	Total Return Basket Swaps Contracts	5,640,670	(237,767)	5,402,903	—	(5,402,903)	—
GSIN	Total Return Basket Swaps Contracts	16,681,605	(2,769,463)	13,912,142	—	(13,912,142)	—
JPMC	Forward Foreign Currency Exchange Contracts	20,068,352	(10,906,129)	9,162,223
	Total Return Basket Swaps Contracts	36,943,918	(22,727,772)	14,216,146
	Total JPMC	57,012,270	(33,633,901)	23,378,369	—	(23,378,369)	—
MSCS	Total Return Swap Contracts	452,035	(452,035)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		94,484,903	(44,962,568)	49,522,335	—	(43,083,729)	6,438,606

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 428,969,826.

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$262,415	$(55,969)	$206,446	$—	$—	$206,446
GSIN	Total Return Swap Contracts	369,176	(57,222)	311,954	—	(311,954)	—
MACQ	Total Return Swap Contracts	63,137	(57,496)	5,641	—	—	5,641
MLIN	Total Return Swap Contracts	11,764	(11,764)	—	—	—	—
SOCG	Total Return Swap Contracts	122,040	(49,916)	72,124	—	—	72,124
Total financial instruments subject to a master netting arrangement or similar arrangement		828,532	(232,367)	596,165	—	(311,954)	284,211

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$55,969	$(55,969)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	57,222	(57,222)	—	—	—	—
MACQ	Total Return Swap Contracts	57,496	(57,496)	—	—	—	—
MLIN	Total Return Swap Contracts	14,128	(11,764)	2,364	—	(2,364)	—
SOCG	Total Return Swap Contracts	49,916	(49,916)	—	—		—
Total financial instruments subject to a master netting arrangement or similar arrangement		234,731	(232,367)	2,364	—	(2,364)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 18,046 and total additional collateral pledged was $ 1,491,887.

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$78,221	$(78,221)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	386,984	(168,371)	218,613	—	—	218,613
MACQ	Total Return Swap Contracts	151,720	(133,551)	18,169	—	—	18,169
SOCG	Total Return Swap Contracts	386,769	(386,769)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,003,694	(766,912)	236,782	—	—	236,782

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$718,876	$(78,221)	$640,655	$—	$(640,655)	$—
GSIN	Total Return Swap Contracts	168,371	(168,371)	—	—	—	—
MACQ	Total Return Swap Contracts	133,551	(133,551)	—	—	—	—
SOCG	Total Return Swap Contracts	527,343	(386,769)	140,574	—	(140,574)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,548,141	(766,912)	781,229	—	(781,229)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 6,214,776.

AQR RISK PARITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$859,086	$(718,992)	$140,094	$—	$—	$140,094
JPMC	Forward Foreign Currency Exchange Contracts	1,288,361	(1,077,960)	210,401	—	—	210,401
MLIN	Total Return Swap Contracts	33,435	—	33,435	—	—	33,435
MSCS	Total Return Swap Contracts	7,770	(7,770)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,188,652	(1,804,722)	383,930	—	—	383,930

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$718,992	$(718,992)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	1,077,960	(1,077,960)	—	—	—	—
MSCS	Total Return Swap Contracts	40,181	(7,770)	32,411	(32,411)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,837,133	(1,804,722)	32,411	(32,411)	—	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 10,465,072.

AQR RISK PARITY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$29,127	$(29,127)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	4,939	(4,939)	—	—	—	—
MACQ	Total Return Swap Contracts	49,654	(48,013)	1,641	—	—	1,641
MLIN	Total Return Swap Contracts	65,503	(56,976)	8,527	—	—	8,527
SOCG	Total Return Swap Contracts	87,956	(87,956)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		237,179	(227,011)	10,168	—	—	10,168

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$126,999	$(29,127)	$97,872	$—	$(97,872)	$—
GSIN	Total Return Swap Contracts	33,704	(4,939)	28,765	—	(28,765)	—
MACQ	Total Return Swap Contracts	48,013	(48,013)	—	—	—	—
MLIN	Total Return Swap Contracts	56,976	(56,976)	—	—	—	—
SOCG	Total Return Swap Contracts	144,268	(87,956)	56,312	—	(56,312)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		409,960	(227,011)	182,949	—	(182,949)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,234,560.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY II HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$26,062	$(26,062)	$—	$—	$—	$—
CITI	Repurchase Agreements	100,818	(100,818)	—	—	—	—
	Total CITI	126,880	(126,880)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	39,085	(39,085)	—	—	—	—
MLIN	Total Return Swap Contracts	10,033	(10,033)	—	—	—	—
MPFS	Repurchase Agreements	1,163,250	(1,163,250)	—	—	—	—
MSCL	Repurchase Agreements	4,675,000	—	4,675,000	(2,289,776)	—	2,385,224
Total financial instruments subject to a master netting arrangement or similar arrangement		6,014,248	(1,339,248)	4,675,000	(2,289,776)	—	2,385,224

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (b)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$27,142	$(26,062)	$1,080	$—	$(1,080)	$—
CITI	Reverse Repurchase Agreements	2,525,473	(100,818)	2,424,655	(2,424,655)	—	—
	Total CITI	2,552,615	(126,880)	2,425,735	(2,424,655)	(1,080)	—
GSIN	Total Return Swap Contracts	350	—	350	—	(350)	—
JPMC	Forward Foreign Currency Exchange Contracts	40,724	(39,085)	1,639	—	(1,639)	—
MLIN	Total Return Swap Contracts	10,359	(10,033)	326	—	—	326
MPFS	Reverse Repurchase Agreements	7,632,417	(1,163,250)	6,469,167	(6,469,167)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		10,236,465	(1,339,248)	8,897,217	(8,893,822)	(3,069)	326

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received to the counterparty. Total additional collateral received was $ 1,281,736.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,736,090.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY II HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED)	NET AMOUNT
CITI	Total Return Swap Contracts	$32,908	$(32,908)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	7,442	(4,101)	3,341	—	—	3,341
MACQ	Total Return Swap Contracts	31,794	(24,513)	7,281	—	—	7,281
SOCG	Total Return Swap Contracts	39,486	(32,749)	6,737	—	—	6,737
Total financial instruments subject to a master netting arrangement or similar arrangement		111,630	(94,271)	17,359	—	—	17,359

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$33,180	$(32,908)	$272	$—	$(272)	$—
GSIN	Total Return Swap Contracts	4,101	(4,101)	—	—		—
MACQ	Total Return Swap Contracts	24,513	(24,513)	—	—		—
SOCG	Total Return Swap Contracts	32,749	(32,749)	—	—		—
Total financial instruments subject to a master netting arrangement or similar arrangement		94,543	(94,271)	272	—	(272)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 44,795.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY II MV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$17,355	$(17,355)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	3,928	—	3,928	—	—	3,928
JPMC	Forward Foreign Currency Exchange Contracts	26,027	(26,027)	—	—	—	—
MLIN	Total Return Swap Contracts	8,216	(8,216)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		55,526	(51,598)	3,928	—	—	3,928

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$22,369	$(17,355)	$5,014	$—	$(5,014)	$—
JPMC	Forward Foreign Currency Exchange Contracts	33,560	(26,027)	7,533	—	(7,533)	—
MLIN	Total Return Swap Contracts	11,206	(8,216)	2,990	—	—	2,990
Total financial instruments subject to a master netting arrangement or similar arrangement		67,135	(51,598)	15,537	—	(12,547)	2,990

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 650,429.

AQR RISK PARITY II MV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$4,149	$(4,149)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	497	(497)	—	—	—	—
MACQ	Total Return Swap Contracts	32,068	(24,346)	7,722	—	—	7,722
SOCG	Total Return Swap Contracts	8,631	(8,631)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		45,345	(37,623)	7,722	—	—	7,722

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR RISK PARITY II MV OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$40,084	$(4,149)	$35,935	$—	$(35,935)	$—
GSIN	Total Return Swap Contracts	10,939	(497)	10,442	(10,442)	—	—
MACQ	Total Return Swap Contracts	24,346	(24,346)	—	—	—	—
SOCG	Total Return Swap Contracts	32,205	(8,631)	23,574	—	(23,574)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		107,574	(37,623)	69,951	(10,442)	(59,509)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 296,137.

AQR STYLE PREMIA ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$12,334,781	$(12,334,781)	$—
	Total Return Swap Contracts	7,921	(7,921)	—
	Total CITI	12,342,702	(12,342,702)	—	$—	$—	$—
GSIN	Total Return Swap Contracts	868,222	(11,672)	856,550
	Total Return Basket Swap Contracts	126,013,339	—	126,013,339
	Total GSIN	126,881,561	(11,672)	126,869,889	—	(123,186,579)	3,683,310
JPMC	Forward Foreign Currency Exchange Contracts	18,500,833	(18,500,833)	—	—	—	—
MLIN	Total Return Swap Contracts	268,543	(268,543)	—	—	—	—
MSIP	Total Return Basket Swap Contracts	35,068,119	(31,204,712)	3,863,407	—	(3,863,407)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		193,061,758	(62,328,462)	130,733,296	—	(127,049,986)	3,683,310

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$30,772,636	$(12,334,781)	$18,437,855
	Total Return Swap Contracts	2,665,490	(7,921)	2,657,569
	Total CITI	33,438,126	(12,342,702)	21,095,424	$—	$(21,095,424)	$—
GSIN	Total Return Swap Contracts	11,672	(11,672)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	46,160,078	(18,500,833)	27,659,245
	Total Return Swap Contracts	87,300	—	87,300
	Total Return Basket Swap Contracts	1,719,291	—	1,719,291
	Total JPMC	47,966,669	(18,500,833)	29,465,836	—	(29,465,836)	—
MLIN	Total Return Swap Contracts	4,153,014	(268,543)	3,884,471	—	(2,950,000)	934,471
MSIP	Total Return Basket Swap Contracts	31,204,712	(31,204,712)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		116,774,193	(62,328,462)	54,445,731	—	(53,511,260)	934,471

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 416,679 and total additional collateral pledged was $ 551,080,121.

AQR STYLE PREMIA ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$310,436	$(310,436)	$—	$—	$—	$—
MACQ	Total Return Swap Contracts	359,559	—	359,559	—	—	359,559
Total financial instruments subject to a master netting arrangement or similar arrangement		669,995	(310,436)	359,559	—	—	359,559

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,519,003	$(310,436)	$1,208,567	$—	$(1,208,567)	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,519,003	(310,436)	1,208,567	—	(1,208,567)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 2,616,914.

AQR STYLE PREMIA ALTERNATIVE LV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$546,074	$(546,074)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	241	(241)	—
	Total Return Basket Swap Contracts	5,578,565	(762,917)	4,815,648
	Total GSIN	5,578,806	(763,158)	4,815,648	—	(4,514,126)	301,522
JPMC	Forward Foreign Currency Exchange Contracts	819,285	(819,285)	—	—	—	—
MLIN	Total Return Swap Contracts	8,012	(8,012)	—	—	—	—
MSCS	Total Return Swap Contracts	53,983	(53,983)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		7,006,160	(2,190,512)	4,815,648	—	(4,514,126)	301,522

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$1,774,439	$(546,074)	$1,228,365
	Total Return Swap Contracts	73,678	—	73,678
	Total CITI	1,848,117	(546,074)	1,302,043	$—	$(1,302,043)	$—
GSIN	Total Return Swap Contracts	819	(241)	578
	Total Return Basket Swap Contracts	762,917	(762,917)	—
	Total GSIN	763,736	(763,158)	578	(578)	—	—
JPMC	Forward Foreign Currency Exchange Contracts	2,661,769	(819,285)	1,842,484
	Total Return Swap Contracts	3,191	—	3,191
	Total JPMC	2,664,960	(819,285)	1,845,675	—	(1,845,675)	—
MLIN	Total Return Swap Contracts	31,163	(8,012)	23,151	—	—	23,151
MSCS	Total Return Swap Contracts	634,016	(53,983)	580,033	(580,033)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		5,941,992	(2,190,512)	3,751,480	(580,611)	(3,147,718)	23,151

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $48,009,309.

AQR STYLE PREMIA ALTERNATIVE LV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
MACQ	Total Return Swap Contracts	$29,268	$—	$29,268	$—	$—	$29,268
Total financial instruments subject to a master netting arrangement or similar arrangement		29,268	—	29,268	—	—	29,268

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

AQR STYLE PREMIA ALTERNATIVE LV OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$65,879	$—	$65,879	$—	$(65,879)	$—
GSIN	Total Return Swap Contracts	4,880	—	4,880	—	(4,880)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		70,759	—	70,759	—	(70,759)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 168,012.

For the year ended December 31, 2018, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Futures Contracts:
Average Notional Balance—Long	$233,377,982	$—	$84,331,501	$52,010,016	$1,929,174,974	$4,376,227,632	$555,534,351
Average Notional Balance—Short	210,346,437	133,968,672	14,334,880	91,675,538	2,715,205	4,705,916,096	157,018,054
Ending Notional Balance—Long	617,554,295	—	—	79,428,860	1,028,236,282	5,812,527,898	556,966,520
Ending Notional Balance—Short	361,275,308	152,338,298	—	102,007,873	—	2,289,834,010	211,555,327
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	154,503,692	1,054,375	42,243,953	44,408,008	991,002,826	1,989,043,815	—
Average Settlement Value—Sold	196,478,752	6,451,660	131,829,181	50,308,567	167,104,191	2,207,104,691	—
Ending Value— Purchased	221,008,102	1,416,324	34,850,663	93,827,139	703,945,777	1,397,919,213	—
Ending Value—Sold	332,859,480	6,942,486	116,989,908	92,891,956	330,525,542	1,790,216,846	—
Exchange-Traded Options:
Average Number of Contracts—Written	746	—	—	—	—	408	—
Ending Number of Contracts—Written	1,099	—	—	—	—	632	—
Credit Default Swaps:
Average Notional Balance—Buy Protection	—	—	—	—	—	278,220,898	—
Average Notional Balance—Sell Protection	—	15,090,000	—	—	—	184,586,018	—
Ending Notional Balance—Buy Protection	—	—	—	—	—	225,425,833	—
Ending Notional Balance—Sell Protection	—	20,325,000	—	—	—	5,256,699	—
Total Return Swaps:
Average Notional Balance—Long	21,071,063	—	—	4,621,417	156,607,144	181,582,555	87,065,499
Average Notional Balance—Short	259,038	—	—	1,348,478	468,172	279,762,332	30,636,927
Ending Notional Balance—Long	22,447,906	—	—	2,894,579	121,881,065	40,426,741	98,338,749
Ending Notional Balance—Short	4,173,752	—	—	4,492,181	—	105,275,495	21,855,770

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	$—	$—	$—	$206,103,343	$—	$—	$—
Average Notional Balance—Receives Fixed rate	—	—	—	237,810,699	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	—	—	172,314,928	—	—	—
Ending Notional Balance—Receives Fixed Rate	—	—	—	335,069,644	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	188,097,237	2,165,746,333	—	5,380,226,055	4,203,959,473	—
Average Notional of Underlying Positions—Short	—	67,429,043	2,028,748,518	—	5,175,023,394	3,454,119,042	—
Ending Notional Balance—Long	—	190,790,865	1,184,012,800	—	2,123,471,194	2,590,562,009	—
Ending Notional Balance—Short	—	48,740,252	1,112,554,717	—	2,162,008,628	1,993,322,626	—

Derivatives Volume Disclosure

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND	AQR VOLATILITY RISK PREMIUM FUND
Futures Contracts:
Average Notional Balance—Long	$518,094,884	$113,308,140	$129,532,697	$19,669,252,364	$1,162,866,196	$2,620,618
Average Notional Balance—Short	19,090,795	3,429,902	2,592,697	13,251,233,024	818,517,656	3,166,650
Ending Notional Balance—Long	383,577,274	74,734,049	124,506,118	23,035,399,834	1,786,173,142	2,620,618
Ending Notional Balance—Short	17,099,215	3,066,971	3,477,030	14,200,482,487	958,462,279	3,166,650
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	143,949,236	3,600,670	1,860,156	3,510,334,727	170,980,464	—
Average Settlement Value—Sold	146,931,166	14,070,815	13,190,443	3,942,650,233	200,242,638	—
Ending Value—Purchased	165,214,587	9,608,491	4,586,247	3,130,902,551	152,620,830	—
Ending Value—Sold	170,158,660	15,819,903	14,634,456	4,071,070,157	212,071,718	—
Exchange-Traded Options:
Average Number of Contracts—Written	—	—	—	—	—	133
Ending Number of Contracts—Written	—	—	—	—	—	133
Credit Default Swaps:
Average Notional Balance—Buy Protection	—	—	—	—	—	—
Average Notional Balance—Sell Protection	245,760,044	—	—	—	—	—
Ending Notional Balance—Buy Protection	—	—	—	—	—	—
Ending Notional Balance—Sell Protection	200,780,016	—	—	—	—	—
Total Return Swaps:
Average Notional Balance—Long	52,954,995	11,286,446	12,408,468	604,566,827	33,927,074	—
Average Notional Balance—Short	11,218,309	2,697,105	2,195,132	542,417,811	27,461,594	—
Ending Notional Balance—Long	27,214,631	5,368,728	8,069,694	385,835,115	31,541,020	—
Ending Notional Balance—Short	7,804,134	3,230,915	944,025	28,648,617	239,111	—
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	44,411,606	—	—	—	—	—
Average Notional Balance—Receives Fixed rate	171,971,456	—	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	—	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	117,782,530	—	—	—	—	—

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND	AQR VOLATILITY RISK PREMIUM FUND
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	$—	$—	$—	$4,258,285,947	$248,862,056	$—
Average Notional of Underlying Positions—Short	—	—	—	3,787,492,351	211,069,185	—
Ending Notional Balance—Long	—	—	—	3,033,112,109	251,407,095	—
Ending Notional Balance—Short	—	—	—	2,646,825,960	209,987,707	—

*	Notional values as of each quarter end are used to calculate the average represented.

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds, pursuant to the Third Amended and Restated Investment Management Agreement, dated January 29, 2017, as amended (the “Investment Management Agreement”), or the Investment Management Agreement II, dated November 13, 2015, as amended (“Investment Management Agreement II”), each entered into by the Trust, on behalf of the Funds (the Investment Management Agreement and Investment Management Agreement II collectively referred to herein as the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund’s investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00
AQR Equity Market Neutral Fund	1.10
AQR Global Macro Fund	1.25
AQR Long-Short Equity Fund	1.10
AQR Multi-Strategy Alternative Fund	1.80
AQR Risk-Balanced Commodities Strategy Fund	0.80
AQR Risk Parity Fund	0.75	(a)
AQR Risk Parity II HV Fund	0.95	(b)
AQR Risk Parity II MV Fund	0.75	(c)
AQR Style Premia Alternative Fund	1.35
AQR Style Premia Alternative LV Fund	0.65
AQR Volatility Risk Premium Fund	0.55

(a)	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.
(b)	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.95% of the first $1 billion of net assets; the second tier charges 0.925% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.90% on net assets in excess of $3 billion.
(c)	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.75% of the first $1 billion of net assets; the second tier charges 0.725% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.70% on net assets in excess of $3 billion.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2019 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Alternative Risk Premia Fund	1.40%	1.65%	1.30%
AQR Diversified Arbitrage Fund	1.20	1.45	1.10
AQR Equity Market Neutral Fund	1.30	1.55	1.20
AQR Global Macro Fund	1.45	1.70	1.35
AQR Long-Short Equity Fund	1.30	1.55	1.20
AQR Multi-Strategy Alternative Fund	1.98	2.23	1.88
AQR Risk-Balanced Commodities Strategy Fund	1.00	1.25	0.90
AQR Risk Parity Fund	0.95	1.20	0.85
AQR Risk Parity II HV Fund	1.15	1.40	1.05
AQR Risk Parity II MV Fund	0.95	1.20	0.85
AQR Style Premia Alternative Fund	1.50	1.75	1.40
AQR Style Premia Alternative LV Fund	0.85	1.10	0.75
AQR Volatility Risk Premium Fund	0.75	1.00	0.65

For the year ended December 31, 2018 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Alternative Risk Premia Fund	$156,436	$7,218	$163,654
AQR Diversified Arbitrage Fund	199,636	8,773	208,409
AQR Global Macro Fund	167,234	31,919	199,153
AQR Risk-Balanced Commodities Strategy Fund	53,160	13,869	67,029
AQR Risk Parity Fund	43,675	649	44,324
AQR Risk Parity II HV Fund	172,268	12,693	184,961
AQR Risk Parity II MV Fund	157,495	16	157,511
AQR Style Premia Alternative Fund	341,630	43,226	384,856
AQR Style Premia Alternative LV Fund	8,073	—	8,073
AQR Volatility Risk Premium Fund	9,786	97,622	107,408

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable month during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

For the year ended December 31, 2018, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2018 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2018	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2018	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2019	2020	2021

AQR ALTERNATIVE RISK PREMIA FUND
Class I	$99,276	$119,824	$—	$20,548	$99,276
Class N	4,004	10,659	—	6,655	4,004
Class R6	60,374	125,547	—	65,173	60,374

Totals	$163,654	$256,030	$—	$92,376	$163,654

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$165,779	$767,947	$388,597	$213,571	$165,779
Class N	36,654	213,320	122,406	54,260	36,654
Class R6	5,976	11,759	2,002	3,781	5,976

Totals	$208,409	$993,026	$513,005	$271,612	$208,409

AQR GLOBAL MACRO FUND
Class I	$81,977	$379,246	$152,972	$144,297	$81,977
Class N	35,758	97,543	35,782	26,003	35,758
Class R6	81,418	183,092	25,395	76,279	81,418

Totals	$199,153	$659,881	$214,149	$246,579	$199,153

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$25,631	$134,390	$55,960	$52,799	$25,631
Class N	4,454	11,889	3,059	4,376	4,454
Class R6	36,944	174,355	70,491	66,920	36,944

Totals	$67,029	$320,634	$129,510	$124,095	$67,029

AQR RISK PARITY FUND
Class I	$38,484	$166,801	$74,115	$54,202	$38,484
Class N	1,924	7,683	3,459	2,300	1,924
Class R6	3,916	7,977	—	4,061	3,916

Totals	$44,324	$182,461	$77,574	$60,563	$44,324

AQR RISK PARITY II HV FUND
Class I	$145,047	$467,752	$172,084	$150,621	$145,047
Class N	36,047	83,214	22,048	25,119	36,047
Class R6	3,867	21,900	8,791	9,242	3,867

Totals	$184,961	$572,866	$202,923	$184,982	$184,961

AQR RISK PARITY II MV FUND
Class I	$150,622	$493,641	$174,716	$168,303	$150,622
Class N	5,451	27,654	13,156	9,047	5,451
Class R6	1,438	3,990	1,181	1,371	1,438

Totals	$157,511	$525,285	$189,053	$178,721	$157,511

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$227,967	$1,084,271	$499,572	$356,732	$227,967
Class N	10,389	81,280	44,692	26,199	10,389
Class R6	146,500	621,772	270,123	205,149	146,500

Totals	$384,856	$1,787,323	$814,387	$588,080	$384,856

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2018	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2018	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2019	2020	2021

AQR STYLE PREMIA ALTERNATIVE LV FUND
Class I	$7,234	$136,696	$79,631	$49,831	$7,234
Class N	380	18,510	11,465	6,665	380
Class R6	459	36,200	18,973	16,768	459

Totals	$8,073	$191,406	$110,069	$73,264	$8,073

AQR VOLATILITY RISK PREMIUM FUND
Class I	$10,112	$10,112	$—	$—	$10,112
Class N	9,717	9,717	—	—	9,717
Class R6	87,579	87,579	—	—	87,579

Totals	$107,408	$107,408	$—	$—	$107,408

During the year ended December 31, 2018, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	$16,896	$3,611	$652
AQR Equity Market Neutral Fund	—	8,883	15,107
AQR Multi-Strategy Alternative Fund	24,508	—	—
AQR Risk-Balanced Commodities Strategy Fund	1,690	384	2,255
AQR Risk Parity Fund	12,975	558	1,265
AQR Style Premia Alternative Fund	36,725	2,103	20,350
AQR Style Premia Alternative LV Fund	15,197	1,121	3,181

Pursuant to the Sub-Advisory Agreements between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 0.50% and 0.35% of the average daily net assets for the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, respectively.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

With the exception of AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, and AQR Long-Short Equity Fund, the Funds are non-diversified. Because the Funds may invest in securities of a smaller number of issuers, the Funds may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Funds’ performance.

The investment techniques and strategies utilized by the Funds, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Funds to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Funds.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income producing securities in the Funds portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Investment in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the Fund’s assets, the Fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long-term or short-term are subject to risk of loss.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be deposited with or returned to the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Funds to potential risks. Such models may produce unexpected results, which can result in losses for the Funds.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

Please refer to the Funds’ prospectuses for a more complete description of the principal risks of investing in the Funds.

12. Interfund Lending

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Funds may participate in a joint lending and borrowing program (the “Interfund Lending Program”) to the extent such participation is consistent with each Fund’s investment objective and investment policies. This program allows the Funds to borrow and lend to other AQR Funds that permit such transactions. All loans under the Interfund Lending Program are for temporary cash management or emergency purposes. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates, as calculated according to a formula established by the Board. No Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively.

A lending Fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing Fund through the Interfund Lending Program. A borrowing Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets. If a borrowing Fund’s total outstanding borrowings exceed 10% of its total assets, the Fund must secure each of its outstanding borrowings through the Interfund Lending Program with collateral equal to 102% of the outstanding principal value of the loan.

The Funds are not required to borrow money under the Interfund Lending Program and may borrow under other arrangements, including their existing bank line of credit. This could result in a Fund borrowing money at a higher interest rate than it would have received under the Interfund Lending Program.

During the reporting period, the Funds did not utilize the Interfund Lending Program.

13. Line of Credit

Effective February 23, 2018 and terminating on March 22, 2019, the Trust renewed a $350,000,000 committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Prior to February 23, 2018 the line of credit commitment amount was $300,000,000 at substantially similar terms. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount available to a Fund is the lesser of an amount which will not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. The Funds did not have any borrowings for the period ended December 31, 2018.

The unused amount available on the line of credit as of December 31, 2018 is $344,600,000.

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

14. Principal Ownership

As of December 31, 2018, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Alternative Risk Premia Fund	3	83.00%
AQR Diversified Arbitrage Fund	5	87.33%
AQR Equity Market Neutral Fund	3	58.68%
AQR Global Macro Fund*	5	86.01%
AQR Long-Short Equity Fund	6	67.76%
AQR Multi-Strategy Alternative Fund	3	78.81%
AQR Risk Balanced Commodities Strategy Fund	6	88.77%
AQR Risk Parity Fund	4	77.75%
AQR Risk Parity II HV Fund	5	90.61%
AQR Risk Parity II MV Fund	3	81.46%
AQR Style Premia Alternative Fund	5	75.20%
AQR Style Premia Alternative LV Fund	6	95.43%
AQR Volatility Risk Premium Fund*	3	97.62%

*	The percentage held by the Adviser and/or affiliates is 19.32% and 97.62% respectively.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

15. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization in conjunction with Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs and Final Rule Release No. 33-10234, Investment Company Swing Pricing. Collectively, these rules modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by fund, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review. The amendments to Regulation S-X were applied to the Funds’ financial statements. The adoption had no effect on the Funds’ net assets or results of operations.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The new rule amends certain disclosure requirements that the SEC determined to be redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Regulation S-X were applied to the Funds’ financial statements in the current period. The adoption had no effect on the Funds’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The Funds are required to apply ASU 2017-08 for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has determined that the adoption of ASU 2017-08 will not have a material impact on the financial statements.

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The amendments generally modified the disclosure requirements for fair value measurements such that it removes the following requirements: 1) the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy; 2) the requirement to disclose the Funds’ policy for timing of transfers between levels; and, 3) the requirement to disclose the valuation processes for Level 3 fair value measurements. ASU 2018-13 also added the requirement to disclose how weighted average is calculated when the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements is required to be disclosed, in addition to making various other clarifying amendments to the disclosure guidance. The amendments in ASU 2018-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The amendments related to the range and weighted average of significant unobservable inputs used to develop Level 3 fair value

AQR Funds	Annual Report	December 2018

Notes to Financial Statements	December 31, 2018

measurements should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. Early adoption is permitted. The Funds have elected to early adopt ASU 2018-13 and the amendments are reflected in the current year financial statements.

16. Subsequent Events

The Board of AQR Funds has approved certain changes to the AQR Risk Parity Fund. In particular, the Board approved a change in the name of the Fund from “AQR Risk Parity Fund” to “AQR Multi-Asset Fund.” The Board also approved revisions to the principal investment strategies of the Fund. These changes became effective on January 30, 2019.

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than those noted above.

AQR Funds	Annual Report	December 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AQR Funds and Shareholders of AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund, and AQR Volatility Risk Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the thirteen funds listed in the table below (thirteen of the funds constituting AQR Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, statements of changes in net assets, and for the eight funds designated in the table below, the statements of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and for the eight funds designated in the table below, each of their cash flows for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AQR Alternative Risk Premia Fund (1)	AQR Risk Parity Fund (3)
AQR Diversified Arbitrage Fund (2)	AQR Risk Parity II HV Fund (2)
AQR Equity Market Neutral Fund (2)	AQR Risk Parity II MV Fund (3)
AQR Global Macro Fund (3)	AQR Style Premia Alternative Fund (2)
AQR Long-Short Equity Fund (2)	AQR Style Premia Alternative LV Fund (2)
AQR Multi-Strategy Alternative Fund (2)	AQR Volatility Risk Premium Fund (4)
AQR Risk-Balanced Commodities Strategy Fund (3)

(1)	Statement of operations and cash flows for the year ended December 31, 2018 and statements of changes in net assets for the year ended December 31, 2018 and for the period September 19, 2017 (commencement of operations) through December 31, 2017.
(2)	Statement of operations and cash flows for the year ended December 31, 2018 and statements of changes in net assets for each of the two years ended December 31, 2018.
(3)	Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the two years ended December 31, 2018.
(4)	Statement of operations and statement of changes in changes in net assets for the period November 1, 2018 (commencement of operations) through December 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 25, 2019

We have served as the auditor of one or more investment companies in AQR Funds since 2008.

AQR Funds	Annual Report	December 2018

Other Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2018, the Funds designate the following percentages of ordinary income dividends, or maximum amount allowable, as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

FUND	PERCENTAGE
AQR Alternative Risk Premia Fund	22.42%
AQR Diversified Arbitrage Fund	3.38%
AQR Style Premia Alternative Fund	100.00%
AQR Style Premia Alternative LV Fund	100.00%
AQR Volatility Risk Premium Fund	40.17%

For the fiscal year ended December 31, 2018, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

FUND	PERCENTAGE
AQR Volatility Risk Premium Fund	28.46%

The Funds designate the following amounts, or the maximum allowable under Section 852 of the Internal Revenue Code, as long term capital gain dividends paid during the fiscal year ended December 31, 2018:

FUND	TOTAL
AQR Global Macro Fund	$1,131,755
AQR Long-Short Equity Fund	76,674,221
AQR Risk Parity Fund	3,693,125
AQR Risk Parity II HV Fund	220,319
AQR Risk Parity II MV Fund	169,454

The Funds designate the following amounts, or the maximum allowable under Section 871(k) of the Internal Revenue Code, as short-term capital gain dividends paid during the fiscal year ended December 31, 2018 to non-resident alien shareholders:

FUND	TOTAL
AQR Global Macro Fund	$224,569
AQR Long-Short Equity Fund	46,759,706
AQR Risk Parity Fund	6,018,513
AQR Risk Parity II HV Fund	726,840
AQR Risk Parity II MV Fund	695,124

AQR Funds	Annual Report	December 2018

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/18” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/18	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/18

AQR Alternative Risk Premia Fund

Class I
Actual Return	$1,000.00	$1,001.90	3.24%	$16.35
Hypothetical Return	$1,000.00	$1,008.87	3.24%	$16.41

Class N
Actual Return	$1,000.00	$1,000.70	3.44%	$17.35
Hypothetical Return	$1,000.00	$1,007.86	3.44%	$17.41

Class R6
Actual Return	$1,000.00	$1,003.00	3.06%	$15.45
Hypothetical Return	$1,000.00	$1,009.78	3.06%	$15.50

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$987.30	1.80%	$9.02
Hypothetical Return	$1,000.00	$1,016.13	1.80%	$9.15

Class N
Actual Return	$1,000.00	$986.60	2.05%	$10.27
Hypothetical Return	$1,000.00	$1,014.87	2.05%	$10.41

Class R6
Actual Return	$1,000.00	$988.30	1.73%	$8.67
Hypothetical Return	$1,000.00	$1,016.48	1.73%	$8.79

AQR Funds	Annual Report	December 2018

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/18	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/18

AQR Equity Market Neutral Fund

Class I
Actual Return	$1,000.00	$965.40	1.71%	$8.47
Hypothetical Return	$1,000.00	$1,016.59	1.71%	$8.69

Class N
Actual Return	$1,000.00	$963.50	2.03%	$10.05
Hypothetical Return	$1,000.00	$1,014.97	2.03%	$10.31

Class R6
Actual Return	$1,000.00	$965.40	1.69%	$8.37
Hypothetical Return	$1,000.00	$1,016.69	1.69%	$8.59

AQR Global Macro Fund

Class I
Actual Return	$1,000.00	$999.20	1.40%	$7.05
Hypothetical Return	$1,000.00	$1,018.15	1.40%	$7.12

Class N
Actual Return	$1,000.00	$998.50	1.67%	$8.41
Hypothetical Return	$1,000.00	$1,016.79	1.67%	$8.49

Class R6
Actual Return	$1,000.00	$999.60	1.35%	$6.80
Hypothetical Return	$1,000.00	$1,018.40	1.35%	$6.87

AQR Long-Short Equity Fund

Class I
Actual Return	$1,000.00	$910.80	1.72%	$8.28
Hypothetical Return	$1,000.00	$1,016.53	1.72%	$8.74

Class N
Actual Return	$1,000.00	$909.40	2.01%	$9.67
Hypothetical Return	$1,000.00	$1,015.07	2.01%	$10.21

Class R6
Actual Return	$1,000.00	$911.00	1.67%	$8.04
Hypothetical Return	$1,000.00	$1,016.79	1.67%	$8.49

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$942.10	2.34%	$11.45
Hypothetical Return	$1,000.00	$1,013.41	2.34%	$11.88

Class N
Actual Return	$1,000.00	$939.30	2.63%	$12.86
Hypothetical Return	$1,000.00	$1,011.95	2.63%	$13.34

Class R6
Actual Return	$1,000.00	$942.20	2.28%	$11.16
Hypothetical Return	$1,000.00	$1,013.71	2.28%	$11.57

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$856.50	0.94%	$4.40
Hypothetical Return	$1,000.00	$1,020.47	0.94%	$4.79

Class N
Actual Return	$1,000.00	$855.70	1.25%	$5.85
Hypothetical Return	$1,000.00	$1,018.90	1.25%	$6.36

Class R6
Actual Return	$1,000.00	$856.20	0.90%	$4.21
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

AQR Funds	Annual Report	December 2018

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/18	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/18

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$946.80	0.89%	$4.37
Hypothetical Return	$1,000.00	$1,020.72	0.89%	$4.53

Class N
Actual Return	$1,000.00	$946.00	1.17%	$5.74
Hypothetical Return	$1,000.00	$1,019.31	1.17%	$5.96

Class R6
Actual Return	$1,000.00	$948.00	0.85%	$4.17
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$896.50	1.73%	$8.27
Hypothetical Return	$1,000.00	$1,016.48	1.73%	$8.79

Class N
Actual Return	$1,000.00	$895.80	2.23%	$10.66
Hypothetical Return	$1,000.00	$1,013.96	2.23%	$11.32

Class R6
Actual Return	$1,000.00	$897.30	1.71%	$8.18
Hypothetical Return	$1,000.00	$1,016.59	1.71%	$8.69

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$933.60	0.93%	$4.53
Hypothetical Return	$1,000.00	$1,020.52	0.93%	$4.74

Class N
Actual Return	$1,000.00	$932.40	1.19%	$5.80
Hypothetical Return	$1,000.00	$1,019.21	1.19%	$6.06

Class R6
Actual Return	$1,000.00	$934.60	0.85%	$4.14
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Style Premia Alternative Fund

Class I
Actual Return	$1,000.00	$946.70	2.23%	$10.94
Hypothetical Return	$1,000.00	$1,013.96	2.23%	$11.32

Class N
Actual Return	$1,000.00	$944.20	2.46%	$12.06
Hypothetical Return	$1,000.00	$1,012.80	2.46%	$12.48

Class R6
Actual Return	$1,000.00	$946.90	2.16%	$10.60
Hypothetical Return	$1,000.00	$1,014.32	2.16%	$10.97

AQR Style Premia Alternative LV Fund

Class I
Actual Return	$1,000.00	$981.30	1.12%	$5.59
Hypothetical Return	$1,000.00	$1,019.56	1.12%	$5.70

Class N
Actual Return	$1,000.00	$979.30	1.40%	$6.98
Hypothetical Return	$1,000.00	$1,018.15	1.40%	$7.12

Class R6
Actual Return	$1,000.00	$981.00	1.04%	$5.19
Hypothetical Return	$1,000.00	$1,019.96	1.04%	$5.30

AQR Funds	Annual Report	December 2018

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/18	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/18

AQR Volatility Risk Premium Fund (1)

Class I
Actual Return	$1,000.00	$956.60	0.76%	$1.22	(a)
Hypothetical Return	$1,000.00	$1,021.37	0.76%	$3.87

Class N
Actual Return	$1,000.00	$956.20	1.01%	1.62	(a)
Hypothetical Return	$1,000.00	$1,020.11	1.01%	$5.14

Class R6
Actual Return	$1,000.00	$956.80	0.66%	1.06	(a)
Hypothetical Return	$1,000.00	$1,021.88	0.66%	$3.36

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

(1)	Commencement of operations was November 01, 2018.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 60/365 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2018

Trustees and Officers (Unaudited)	December 31, 2018

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010; Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	49	Janus Capital Group (2008-2016)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (retired) (2014-2016); Managing Director, Finance Scholars Group (2010-2014) (consulting)	49	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Consultant, Atwell Partners, LLC (since 2012) (consulting); President (Cigna International), Cigna Corp. (2008-2012) (insurance)	49	Webster Financial Corporation (since 2014); Blucora, Inc. (since 2017)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	49	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	49	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (2017-2018); BG Medicine (2012-2015)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	49	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	49	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	49	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014; Treasurer, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A

Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

AQR Funds	Annual Report	December 2018

Trustees and Officers (Unaudited)	December 31, 2018

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
William J. Fenrich, J.D., 1969	Vice President, since 2018	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 2017); Managing Director and Chief Compliance Officer, Morgan Stanley (2016-2017); Managing Director and Chief Counsel, Morgan Stanley (2014-2016); General Counsel and Chief Operating Officer, PointState Capital (2010-2014)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Tara Bongiorni, CPA 1977	Assistant Treasurer, since 2017	Vice President, AQR Capital Management, LLC (since 2015); Vice President, Goldman Sachs Asset Management (2002-2015)	N/A	N/A

John Hadermayer, J.D., 1977	Secretary, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A

1	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 75.
2	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2018

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 15-16, 2018 to consider the continuation of the: (i) Third Amended and Restated Investment Management Agreement, as amended, between AQR Capital Management, LLC (“AQR”) and the AQR Funds on behalf of the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and certain other AQR Funds; (ii) Second Amendment to the Third Amended and Restated Investment Management Agreement between AQR and the AQR Funds (the “Amendment”), to reflect a 5 basis point reduction in the advisory fee for the AQR Multi-Strategy Alternative Fund, effective on May 1, 2019; (iii) Investment Management Agreement II, as amended, between AQR and the AQR Funds on behalf of the AQR Alternative Risk Premia Fund and certain other AQR Funds; (iv) the Second Amended and Restated Investment Sub-Advisory Agreement between AQR and CNH Partners, LLC (“CNH” or the “Sub-Adviser”) on behalf of the AQR Diversified Arbitrage Fund and the Investment Sub-Advisory Agreement between AQR and the Sub-Adviser for the AQR Multi-Strategy Alternative Fund (collectively, the “Sub-Advisory Agreements”); and (v) Fifth Amended and Restated Fee Waiver and Expense Reimbursement Agreement on behalf of the Funds (the “A&R Fee Waiver Agreement”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” The Investment Management Agreement (including the Amendment), the Investment Management Agreement II and the Sub-Advisory Agreements are referred to collectively herein as the “Management Agreement,” as applicable and as the context suggests.

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 9, 2018 with independent legal counsel and representatives of AQR to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 15-16, 2018, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by AQR, describing the personnel and services provided by CNH to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Management Agreement; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) and Broadridge relating to the Funds’ fees and expenses and performance relative to peers; (v) financial information for AQR and a profitability analysis showing the profitability of AQR and CNH from providing services to the Funds; and (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Adviser,” as applicable.

At the in-person meeting held on November 15-16, 2018, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period for each Fund. In approving the continuation of the Management Agreement for a Fund, the Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services provided and profits realized by the Adviser from the relationship with the Funds and the fund complex; (d) economies of scale; (e) fall-out benefits; and (f) other factors.

The Board also considered other matters it deemed important to the approval process, such as AQR’s services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s consideration. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement for each Fund, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement against the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had regularly as part of quarterly Board meetings with representatives of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, representatives of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides risk management, provides compliance oversight, oversees third party service providers and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members considered the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board recognized that AQR’s oversight of CNH was extensive, including portfolio risk monitoring, compliance testing, trade monitoring and execution, liquidity risk management, and negotiation of agreements with derivative counterparties. The Board Members recognized the enterprise risk of AQR and CNH involved in providing services to the Funds over time.

AQR Funds	Annual Report	December 2018

Board Approval of Investment Advisory Agreements (Unaudited)

Finally, the Independent Board Members had several opportunities to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings and their familiarity gained through regular Board presentations over time, the Board concluded that the services provided to the Funds by AQR and, as applicable, CNH pursuant to the Management Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s efforts to achieve such goals as well as the performance of the Funds relative to funds identified by Morningstar as their peers. The Board was cognizant of the fact that in some cases Fund performance was challenged over certain measurement periods in comparison to Morningstar peers or benchmarks. The Board considered that Morningstar comparisons may be of limited use in some cases due to the differences between the way a Fund is managed from other funds in the Morningstar category and peer group. In other cases, underperformance in relation to Morningstar peers may be due to differences in a Fund’s investment parameters compared to its peer funds, including risk limits, volatility targets, model limits on exposure to a particular country, and the Fund’s investment universe. Finally, the use of drawdown control and internal risk protections may affect a Fund’s performance in relation to its peers or benchmark. The Board noted the underperformance of several Funds during the one-year period ended September 30, 2018, which had been the subject of specific presentations by AQR, at the Board’s request, at regular Board meetings during the year. The presentations, which addressed in detail the drivers of underperformance, supported a conclusion that the Funds were being managed consistent with their stated policies and strategies.. Certain Funds also underperformed their Morningstar Category peers for the three-year period, which in some cases may have been impacted by the one-year performance. The Board also was cognizant of significant redemptions from certain Funds over the prior year due to underperformance. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that the performance of each Fund is consistent with its stated objectives and strategies and the Adviser’s investment process.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds and the costs incurred by and benefits to the Adviser in providing those services, and other relevant factors.

To assist in this analysis, the Board received a report independently prepared by Broadridge (the “Broadridge Report”). The Broadridge Report showed comparative fee information for each Fund’s respective Broadridge category, including expense comparisons of contractual investment management fees and actual net expenses. The Board considered (i) the proposed 0.05% decrease in the management fee for the AQR Multi-Strategy Alternative Fund and (ii) the proposed 0.02% and 0.05% increase in the expense caps pursuant to the A&R Fee Waiver Agreement for the AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund, respectively. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises third party mutual funds or advises separate accounts or hedge funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities and the profitability of CNH with respect to its sub-advisory services for two of the Funds. The Adviser provided the Board Members a detailed description of the methodology and inputs used to determine profitability. AQR advised that an independent third party expert had reviewed the methodology for allocating costs to different lines of business and to individual AQR Funds and reminded the Board that it had met with the third party to discuss its review at a previous meeting. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, costs of recruiting and retaining personnel, taxes, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting and discussions of these materials, the Board concluded that the management fees under the Management Agreement are reasonable and the Adviser’s and CNH’s profitability were not excessive.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. It also provided Morningstar data for the purpose of showing the hypothetical effective management fee for each Fund (other than the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund) at higher asset levels compared to its peers, some of which have breakpoints. At the request of the Independent Trustees, additional information was provided highlighting a Fund’s management fee relative to its category and peer group for the AQR Funds with more than $2 billion in assets under management (“AUM”) as of September 30, 2018. The Board considered this information in determining the reasonableness of continuing to operate each Fund (other than the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund) without management fee breakpoints at the Fund’s current AUM level. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board noted that, under the Management Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV

AQR Funds	Annual Report	December 2018

Board Approval of Investment Advisory Agreements (Unaudited)

Fund and AQR Risk Parity II HV Fund, have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations. In particular, the Board noted the continuing enhancements to AQR’s services to the Funds in areas such as compliance, portfolio management, technology and administration. AQR advised that its growth as a firm has resulted in additional benefits to the AQR Funds, such as the ability to negotiate better terms with service providers, to undertake securities lending activities and to establish a dedicated money market fund for the AQR Funds. The principals of the Adviser have also provided seed capital in excess of regulatory minimums for extended periods.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible, including the sub-advisory fees paid to CNH, noting that no payments are received by the Adviser from the Funds beyond the fees under the Management Agreement. The Board was advised by AQR that AQR may obtain greater exposure to the public as a result of managing the AQR Funds, which could lead to additional business opportunities, such as sub-advisory mandates. The Adviser may also obtain reputational benefits. The Board also received information regarding the Adviser’s brokerage and soft dollar practices, noting that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement are reasonable in relation to the services provided by the Adviser (including CNH, when applicable) to the Funds, as well as the costs incurred and benefits to be gained by the Adviser (including CNH, when applicable) in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2018

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on August 15-16, 2018 to consider the approval of the Investment Management Agreement II between the Trust, on behalf of the AQR Volatility Risk Premium Fund (the “New Fund”), and AQR Capital Management, LLC (“AQR” or the “Adviser”) (the “Investment Management Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on August 13, 2018 with independent legal counsel and representatives of AQR and Fund counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on August 15-16, 2018, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Management Agreement. These materials included: (1) memoranda and materials provided by AQR describing the personnel and services to be provided to the New Fund; (2) performance information for comparable accounts, if available, relevant to the consideration of the Investment Management Agreement; (3) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the New Fund’s proposed fees and expenses; (4) a discussion of the financial information of AQR; and (5) a discussion of the compliance program and the regulatory exam history of AQR.

At the in-person meeting held on August 15-16, 2018, the Board, including the Independent Board Members, approved the Investment Management Agreement for an initial two-year period for the New Fund. The Board considered all factors it believed to be relevant with respect to the New Fund, including, among other factors: (a) the nature, extent and quality of the services expected to be provided by the Adviser; (b) the investment performance of the Adviser and the Adviser’s portfolio management capabilities; (c) the management fee and the cost of the services and profits that may be realized by the Adviser from the relationship with the New Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the New Fund’s portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the New Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the approval of the Investment Management Agreement for the New Fund, the Board did not view the Investment Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Investment Management Agreement against the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Management Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Adviser. The Board Members reviewed the services that the Adviser would provide to the New Fund under the Investment Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the New Fund’s stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services to be provided to the New Fund, the Board Members took into account discussions they had with representatives of the Adviser regarding the management of the New Fund’s investments in accordance with the New Fund’s stated investment objectives and policies and the types of transactions that would be entered into on behalf of the New Fund. During these discussions, the Board Members asked questions of, and received answers from, representatives of the Adviser regarding the formulation and proposed implementation of the New Fund’s investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the New Fund, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, risk management, compliance oversight, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the New Fund. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the New Fund by AQR under the Investment Management Agreement. The Board Members recognized the entrepreneurial risk that AQR would assume in connection with launching the New Fund and the enterprise risk involved in providing services to the New Fund over time.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Investment Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services to be provided to the New Fund by AQR pursuant to the Investment Management Agreement were expected to be of a high quality and would benefit the New Fund.

Investment Performance and the Adviser’s Portfolio Management. Because the New Fund is newly formed, the Board did not consider the investment performance of the New Fund. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the New Fund. The Board also considered the resources and strengths of the Adviser and the experience of the portfolio management team with respect to the investment strategies proposed for the New Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the New Fund.

The Management Fee and the Cost of the Services and Profits to be Realized by the Adviser from the Relationship with the New Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the New Fund to the Adviser pursuant to the Investment Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the New Fund.

AQR Funds	Annual Report	December 2018

Board Approval of Investment Advisory Agreements (Unaudited)

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for the New Fund’s prospective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses.

The Board also received and reviewed information regarding the expected profitability of the Adviser with respect to New Fund-related activities. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the New Fund and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting and discussions of these materials, the Board concluded that the proposed management fees under the Investment Management Agreement are reasonable.

Economies of Scale. Because the New Fund is newly formed and had not commenced operations as of August 15-16, 2018, and the eventual aggregate amount of the New Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the New Fund grows. The Board considered the Adviser’s representation that the proposed management fee does not include breakpoints because AQR believes the New Fund is priced competitively compared to its peers even at higher asset levels. The Board recognized that economies would also be shared through the adoption of an expense limitation agreement for the New Fund. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the New Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the New Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the New Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of an investment management agreement. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board, including all of the Independent Board Members, concluded that the proposed management fee rates under the Investment Management Agreement are reasonable in relation to the services to be provided by the Adviser to the New Fund, as well as the costs expected to be incurred and benefits expected to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of an anticipated size. As a result, the Board, including the Independent Board Members voting separately, approved the Investment Management Agreement with respect to the New Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2018

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248  |  p: +1.866.290.2688  |  w: https://funds.aqr.com

Annual Report

December 31, 2018

AQR Managed Futures Strategy Fund

AQR Managed Futures Strategy HV Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Funds intend to no longer mail paper copies of the Funds’ annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Funds’ transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy Fund (the “Fund”) actively invests in futures, futures-related instruments, forward contracts and swaps, both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short-term and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

A difficult fourth quarter extended losses for the Fund in 2018. The Fund’s Class I shares returned -8.88% versus a +1.88% return for its benchmark, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index. The strategy performed in line with the SG Trend Index, which returned -8.11% in 2018. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, gross of fees, equities detracted -0.25%, fixed income detracted -0.98%, commodities detracted -1.86%, and currencies detracted -4.75%.

2018 was a challenging year for our Fund and for the trend-following industry more broadly, with the fourth quarter being particularly difficult. A number of transitionary themes impacted markets: 2017’s broadly-based upswing in global growth gave way to global deceleration (outside the U.S.), global monetary conditions tightened with the tone of forward guidance from the U.S. altering frequently, and political risks rose with more populist and protectionist policies gaining traction around the world. Against this backdrop, several markets across asset classes experienced large reversals in the fourth quarter and a lack of sustained direction over the full year.

After a broad upswing in global growth in 2017, 2018 saw a continuation of mainly U.S. economic strength. Data for third quarter U.S. GDP growth showed a 3.0% year-over-year increase, the strongest pace since 2015. Despite the early-2018 large pullback in U.S. equities caused by increasing inflationary pressures, strong economic growth coupled with significantly reduced tax liabilities led to rising corporate profits, and U.S. equities resumed a profitable uptrend, making new highs before the start of the fourth quarter. Strong U.S. growth also provided justification for tighter monetary policy in 2018, which helped drive a profitable rising-rate trend over the first three quarters of the year. Early in the fourth quarter, the fixed income trend continued as U.S. Treasury yields rose to new multi-year highs, as the unemployment rate fell to a new multi-decade low of 3.7% and a key gauge of growth in the service sector rose to a record high. Comments from Federal Reserve Chairman Powell at the time struck a hawkish tone on the extent of future rate hikes, noting that policymakers “may go past neutral” and that rates are “a long way from neutral at this point.” In contrast, the rest of the world experienced deteriorating economic conditions for most of 2018, with economies such as the Eurozone, Canada and China decelerating in the first half, reversing the positive economic trends they enjoyed in 2017. In the midst of the deceleration, some trends sharply reversed and were key loss drivers for the year, such as the appreciating euro and depreciating U.S. dollar trends in the second quarter. Additionally, international equities reversed bullish trends, causing losses for the Fund in the middle of the year, with bearish trends forming in Europe and emerging markets before the fourth quarter.

In the fourth quarter, global growth showed signs of continued deterioration, with particularly worrisome developments in Europe and China. Economic data delivered negative surprises in the Eurozone, with GDP, Industrial Production, and PMIs pointing towards the weakest growth in several years. Concerns about Europe were exacerbated by a standoff between the new populist government

AQR Funds	Annual Report	December 2018

2

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

in Italy and the European Commission over deficit spending targets, as well as continued Brexit risks and increasing likelihood of a “no deal” Brexit. In China, economic data also disappointed relative to consensus forecasts in the fourth quarter, fueling speculation that trade tensions with the U.S. might be weighing on growth.

European and emerging market equity indices declined further and were profitable trends for the Fund during the fourth quarter.

These gains more than offset losses from U.S. equity markets in the fourth quarter, as the S&P 500’s bullish trend sharply reversed in October given Chairman Powell’s hawkish guidance and a worsening of global economic conditions. With mounting global growth concerns and weakness in equity markets, the Chairman meaningfully changed his rhetoric at the end of November, highlighting that rates were “just below” neutral. This prompted significant reversals in, and losses from, U.S. fixed income markets during the quarter, causing the Fund to give back gains from fixed income trends earned earlier in the year. Bond yields and short-term rates fell sharply, to the point where markets even priced in a small chance for a surprise pause in rate hikes at December’s Fed meeting. The Fed not only raised rates, but by committing to further rate hikes and describing balance sheet normalization as “on automatic pilot”, it reversed tone (again) and went back to being perceived as hawkish. Given heightened risk of a policy error, market participants’ outlook on U.S. growth deteriorated, causing government bonds to rally further and global equities to extend their losses. Notably, continued bearish equity trends contributed positively to Fund returns in December. This led to positive returns from equities during the fourth quarter, which partially offset losses in equities caused by reversals earlier in the year.

Finally, after oil and related commodities exhibited a sustained and profitable rally of nearly 30% in the first three quarters of the year, prices sharply reversed in the fourth quarter and ended the year lower. Throughout the year, planned U.S. sanctions on Iranian oil imports by early November and other supply concerns helped support prices, but crude oil came under significant downward pressure in October and November. U.S. crude production hit new record highs during the quarter, while output from OPEC and Russia reached the highest levels since the production cuts agreed to in late 2016 and renewed in 2017. Critically, the U.S. decided to grant waivers allowing countries to continue importing Iranian crude in spite of sanctions, meaning the world had access to ample energy supplies. The result was a significant reversal which caused losses from commodities in the fourth quarter and the year overall.

By signal type, long-term signals and over-extended signals drove losses in 2018 due to a number of reversals of longer-term trends throughout the year. In contrast, short-term signals contributed positively to performance as their views changed to align with a number of notable reversals through the year, some of which led to sustained directional moves.

The strategy’s average annualized volatility target is 10.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a below-average 7.9% volatility, due to signal disagreement in some fixed income and currency markets. The Fund ended the year with a volatility level of 9.4%.

In 2018, the Fund performed roughly in line with the industry, as gauged by the SG Trend Index. The strategy’s outperformance in Q1 and Q3 was likely due to its risk management and portfolio construction processes, respectively. Underperformance in other quarters was likely driven by being balanced across signal horizons and by our over-extended signals.

AQR Funds	Annual Report	December 2018

3

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: AQMIX	-8.88%	-6.16%	-1.56%	0.31%	1/5/2010

Fund - Class N: AQMNX	-9.12%	-6.41%	-1.82%	0.04%	1/5/2010

Fund - Class R6: AQMRX	-8.87%	-6.13%	na	-1.06%	9/2/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.63%	0.39%	1/5/2010

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.22%, 1.49% and 1.14%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 01/05/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

4

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund (the “Fund”) actively invests in futures, futures-related instruments, forward contracts and swaps, both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short-term and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price. The Fund applies substantially the same strategies as the AQR Managed Futures Strategy Fund except targets a higher volatility.

In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

A difficult fourth quarter extended losses for the Fund in 2018. The Fund’s Class I shares returned -14.44% versus a +1.88% return for its benchmark, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index. The strategy performed in line with the SG Trend Index which returned -8.11% in 2018, after accounting for differences in volatility targets between the Fund and the index. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, gross of fees, equities detracted -1.13%, fixed income detracted -1.63%, commodities detracted -3.32%, and currencies detracted -7.20%.

2018 was a challenging year for our Fund and for the trend-following industry more broadly, with the fourth quarter being particularly difficult. A number of transitionary themes impacted markets: 2017’s broadly-based upswing in global growth gave way to global deceleration (outside the U.S.), global monetary conditions tightened with the tone of forward guidance from the U.S. altering frequently, and political risks rose with more populist and protectionist policies gaining traction around the world. Against this backdrop, several markets across asset classes experienced large reversals in the fourth quarter and a lack of sustained direction over the full year.

After a broad upswing in global growth in 2017, 2018 saw a continuation of mainly U.S. economic strength. Data for third quarter U.S. GDP growth showed a 3.0% year-over-year increase, the strongest pace since 2015. Despite the early-2018 large pullback in U.S. equities caused by increasing inflationary pressures, strong economic growth coupled with significantly reduced tax liabilities led to rising corporate profits, and U.S. equities resumed a profitable uptrend, making new highs before the start of the fourth quarter. Strong U.S. growth also provided justification for tighter monetary policy in 2018, which helped drive a profitable rising-rate trend over the first three quarters of the year. Early in the fourth quarter, the fixed income trend continued as U.S. Treasury yields rose to new multi-year highs, as the unemployment rate fell to a new multi-decade low of 3.7% and a key gauge of growth in the service sector rose to a record high. Comments from Federal Reserve Chairman Powell at the time struck a hawkish tone on the extent of future rate hikes, noting that policymakers “may go past neutral” and that rates are “a long way from neutral at this point.” In contrast, the rest of the world experienced deteriorating economic conditions for most of 2018, with economies such as the Eurozone, Canada and China decelerating in the first half, reversing the positive economic trends they enjoyed in 2017. In the midst of the deceleration, some trends sharply reversed and were key loss drivers for the year, such as the appreciating euro and depreciating U.S. dollar trends in the second quarter. Additionally, international equities reversed bullish trends, causing losses for the Fund in the middle of the year, with bearish trends forming in Europe and emerging markets before the fourth quarter.

In the fourth quarter, global growth showed signs of continued deterioration, with particularly worrisome developments in Europe and China. Economic data delivered negative surprises in the Eurozone, with GDP, Industrial Production, and PMIs pointing towards the weakest growth in several

AQR Funds	Annual Report	December 2018

5

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

years. Concerns about Europe were exacerbated by a standoff between the new populist government in Italy and the European Commission over deficit spending targets, as well as continued Brexit risks and increasing likelihood of a “no deal” Brexit. In China, economic data also disappointed relative to consensus forecasts in the fourth quarter, fueling speculation that trade tensions with the U.S. might be weighing on growth.

European and emerging market equity indices declined further and were profitable trends for the Fund during the fourth quarter.

These gains more than offset losses from U.S. equity markets in the fourth quarter, as the S&P 500’s bullish trend sharply reversed in October given Chairman Powell’s hawkish guidance and a worsening of global economic conditions. With mounting global growth concerns and weakness in equity markets, the Chairman meaningfully changed his rhetoric at the end of November, highlighting that rates were “just below” neutral. This prompted significant reversals in, and losses from, U.S. fixed income markets during the quarter, causing the Fund to give back gains from fixed income trends earned earlier in the year. Bond yields and short-term rates fell sharply, to the point where markets even priced in a small chance for a surprise pause in rate hikes at December’s Fed meeting. The Fed not only raised rates, but by committing to further rate hikes and describing balance sheet normalization as “on automatic pilot”, it reversed tone (again) and went back to being perceived as hawkish. Given heightened risk of a policy error, market participants’ outlook on U.S. growth deteriorated, causing government bonds to rally further and global equities to extend their losses. Notably, continued bearish equity trends contributed positively to Fund returns in December. This led to positive returns from equities during the fourth quarter, which partially offset losses in equities caused by reversals earlier in the year.

Finally, after oil and related commodities exhibited a sustained and profitable rally of nearly 30% in the first three quarters of the year, prices sharply reversed in the fourth quarter and ended the year lower. Throughout the year, planned U.S. sanctions on Iranian oil imports by early November and other supply concerns helped support prices, but crude oil came under significant downward pressure in October and November. U.S. crude production hit new record highs during the quarter, while output from OPEC and Russia reached the highest levels since the production cuts agreed to in late 2016 and renewed in 2017. Critically, the U.S. decided to grant waivers allowing countries to continue importing Iranian crude in spite of sanctions, meaning the world had access to ample energy supplies. The result was a significant reversal which caused losses from commodities in the fourth quarter and the year overall.

By signal type, long-term signals and over-extended signals drove losses in 2018 due to a number of reversals of longer-term trends throughout the year. In contrast, short-term signals contributed positively to performance as their views changed to align with a number of notable reversals through the year, some of which led to sustained directional moves.

The strategy’s average annualized volatility target is 15.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a below-average 10.8% volatility, due to signal disagreement in some fixed income and currency markets. The Fund ended the year with a volatility level of 14.3%.

In 2018, the Fund performed roughly in line with the industry, as gauged by the SG Trend Index after accounting for differences in volatility targets. The strategy’s volatility-adjusted outperformance in Q1 and Q3 was likely due to its risk management and portfolio construction processes, respectively. Underperformance in other quarters was likely driven by being balanced across signal horizons and by our over-extended signals.

AQR Funds	Annual Report	December 2018

6

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018 AQR MANAGED FUTURES STRATEGY HV FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception

Fund - Class I: QMHIX	-14.44%	-9.92%	-2.99%	-1.34%	7/16/2013

Fund - Class N: QMHNX	-14.59%*	-10.15%	-3.25%	-1.60%	7/16/2013

Fund - Class R6: QMHRX	-14.32%	-9.84%	na	-2.37%	9/02/2014

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	1.88%	1.02%	0.63%	0.58%	7/16/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.68%, 1.94% and 1.59%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2018 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR MANAGED FUTURES STRATEGY HV FUND VS. ICE BofA MERRILL LYNCH US 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2018

7

Shareholder Letter (Unaudited)

DEFINITIONS:

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

SG Trend Index: is designed to track the 10 largest (by AUM) trend following Commodity Trading Advisors (“CTAs”) and be representative of the trend followers in the managed futures space.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time

AQR Funds	Annual Report	December 2018

8

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 98.6%
INVESTMENT COMPANIES - 14.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (1)(a)	9,486,710	$9,486,710
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.32% (1)(a)	37,946,838	37,946,838
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(a)(b)	222,778,899	222,778,899
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(a)	127,657,979	127,657,979
Limited Purpose Cash Investment Fund, 2.50% (1)(a)(c)	548,985,680	548,985,680
UBS Select Treasury Preferred Fund, Class I, 2.34% (1)(a)	47,433,547	47,433,547

TOTAL INVESTMENT COMPANIES (Cost $994,224,114)		994,289,653

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 84.4%
U.S. Treasury Bills
2.16%, 1/24/2019 (d)	$123,332,000	123,159,969
2.18%, 1/31/2019 (d)	288,827,000	288,294,195
2.20%, 2/7/2019 (d)	352,536,000	351,702,693

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS - 84.4% (continued)
2.34%, 2/14/2019 (d)	$122,089,000	$121,739,741
2.21%, 2/21/2019 (d)	280,676,000	279,755,032
2.23%, 2/28/2019 (d)	414,717,000	413,153,388
2.34%, 3/7/2019 (d)	500,000,000	497,883,335
2.29%, 3/14/2019 (d)	899,450,000	895,221,434
2.35%, 3/21/2019 (d)(e)	630,070,000	626,873,838
2.35%, 3/28/2019 (d)	846,173,000	841,435,464
2.36%, 4/4/2019 (d)	389,426,000	387,011,396
2.41%, 4/11/2019 (d)(e)	258,659,000	256,950,071
2.46%, 4/25/2019 (d)(e)	260,450,000	258,482,834
2.51%, 5/30/2019 (d)(e)	33,965,000	33,626,213
2.53%, 6/6/2019 (d)(e)	279,452,000	276,510,187
2.51%, 6/13/2019 (d)(e)	293,586,000	290,360,773

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,943,469,483)		5,942,160,563

TOTAL SHORT-TERM INVESTMENTS (Cost $6,937,693,597)		6,936,450,216

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 98.6% (Cost $6,937,693,597)		6,936,450,216

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4% (f)		101,851,574

NET ASSETS - 100.0%		$7,038,301,790

(a)	Represents 7-day effective yield as of December 31, 2018.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.
(c)

As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2018, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/17	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:
SHORT-TERM INVESTMENTS - 7.8%
INVESTMENT COMPANIES - 7.8%
Limited Purpose Cash Investment Fund, 2.50% (1)(a) (Cost $548,920,141)	452,535,642	12,911,709,999	(12,815,259,961)	548,985,680	$548,985,680	$10,671,558	$46,767	$65,539

(a)	Represents 7-day effective yield as of December 31, 2018.

(d)	The rate shown was the effective yield at the date of purchase.
(e)	All or a portion of the security pledged as collateral for swap and futures contracts.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

9

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(6,263,775)	$1,018,170
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/08/2019	USD	(23,909,287)	3,952,918
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(33,318,750)	590,363
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(9,093,750)	205,581
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(22,312,500)	306,305
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(4,729,100)	404,945
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/08/2019	USD	(72,200)	5,710
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(48,875)	2,438
KOSPI 200 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	03/14/2019	KRW	(249,686,000,000)	155,788
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(44,615,750)	1,608,078
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(34,726,000)	1,243,913
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(50,885,580)	858,558
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(28,014,960)	363,189

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

10

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(18,191,130)	$ 295,521
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(8,863,140)	120,430
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(16,375,800)	702,460
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(31,214,280)	1,355,326
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	MSCS	03/15/2019	CHF	(14,459,400)	212,734
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(19,702,237)	389,520
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(13,034,175)	411,744
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/22/2019	USD	(2,918,850)	81,600
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(4,327,950)	95,240

								14,380,531

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/08/2019	USD	3,093,694	(523,231)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	7,481,250	(193,125)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	7,350,000	(214,494)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	12,431,250	(272,937)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

11

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/08/2019	USD	72,200	$(8,150)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	4,801,300	(541,975)
HSCEI January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	01/30/2019	HKD	(11,617,300)	(15,945)
HSCEI January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	01/30/2019	HKD	(198,504,300)	(227,148)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/13/2019	BRL	146,058,000	(975,832)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/01/2019	USD	(545,050)	(13,678)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(20,067,750)	(647,757)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	22,375,000	(838,462)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	24,120,250	(808,141)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	8,863,140	(155,650)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	18,191,130	(345,156)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	14,038,470	(208,000)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	16,375,800	(719,208)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	9,792,060	(346,622)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

12

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	15,470,400	$ (3,132)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/22/2019	USD	2,918,850	(176,900)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	4,327,950	(164,575)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	13,034,175	(619,609)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	8,379,113	(476,604)

								(8,496,331)

								$5,884,200

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	66	1/2019	USD	$3,013,263	$(265,482)
LME Aluminum Base Metal	70	1/2019	USD	3,198,580	(305,126)
LME Aluminum Base Metal	89	1/2019	USD	4,067,634	(347,029)
LME Aluminum Base Metal	103	1/2019	USD	4,708,490	(354,263)
LME Copper Base Metal	1	1/2019	USD	148,880	(7,940)
LME Copper Base Metal	1	1/2019	USD	148,858	(7,358)
LME Copper Base Metal	1	1/2019	USD	148,964	(5,526)
LME Copper Base Metal	1	1/2019	USD	148,970	(5,913)
LME Copper Base Metal	2	1/2019	USD	297,494	(14,193)
LME Copper Base Metal	2	1/2019	USD	297,450	(16,386)
LME Copper Base Metal	2	1/2019	USD	297,671	(11,685)
LME Copper Base Metal	2	1/2019	USD	297,875	(9,849)
LME Copper Base Metal	3	1/2019	USD	446,877	(23,986)
LME Copper Base Metal	4	1/2019	USD	596,050	(26,178)
LME Copper Base Metal	4	1/2019	USD	595,750	(27,936)
LME Copper Base Metal	5	1/2019	USD	744,953	(42,171)
LME Copper Base Metal	6	1/2019	USD	893,412	(47,585)
LME Copper Base Metal	14	1/2019	USD	2,086,326	(24,958)
LME Copper Base Metal	53	1/2019	USD	7,897,808	(157,212)
LME Copper Base Metal	53	1/2019	USD	7,897,384	(316,142)
LME Copper Base Metal	63	1/2019	USD	9,385,425	(283,744)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

13

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Nickel Base Metal	17	1/2019	USD	$ 1,084,334	$ (132,066)
LME Nickel Base Metal	23	1/2019	USD	1,467,546	(156,782)
LME Nickel Base Metal	26	1/2019	USD	1,659,249	(165,248)
LME Nickel Base Metal	26	1/2019	USD	1,659,107	(173,892)
LME Zinc Base Metal	1	1/2019	USD	61,912	(4,588)
LME Zinc Base Metal	1	1/2019	USD	61,887	(4,283)
LME Zinc Base Metal	1	1/2019	USD	62,062	(2,815)
LME Zinc Base Metal	1	1/2019	USD	62,162	(3,665)
LME Zinc Base Metal	1	1/2019	USD	62,462	(3,872)
LME Zinc Base Metal	1	1/2019	USD	61,937	(4,582)
LME Zinc Base Metal	1	1/2019	USD	62,562	(3,815)
LME Zinc Base Metal	1	1/2019	USD	62,862	(3,553)
LME Zinc Base Metal	1	1/2019	USD	62,000	(3,796)
LME Zinc Base Metal	2	1/2019	USD	123,775	(10,535)
LME Zinc Base Metal	2	1/2019	USD	125,925	(6,163)
LME Zinc Base Metal	3	1/2019	USD	187,087	(10,484)
LME Zinc Base Metal	8	1/2019	USD	495,100	(20,743)
LME Zinc Base Metal	16	1/2019	USD	990,200	(65,086)
LME Zinc Base Metal	17	1/2019	USD	1,052,087	(67,739)
LME Zinc Base Metal	27	1/2019	USD	1,670,962	(53,742)
Natural Gas	1,425	1/2019	USD	41,895,000	(16,382,268)
100 oz Gold	716	2/2019	USD	91,741,080	1,169,514
LME Aluminum Base Metal	6	2/2019	USD	275,504	(17,667)
LME Aluminum Base Metal	11	2/2019	USD	505,568	(26,314)
LME Aluminum Base Metal	11	2/2019	USD	504,969	(31,982)
LME Aluminum Base Metal	35	2/2019	USD	1,604,015	(104,526)
LME Aluminum Base Metal	47	2/2019	USD	2,152,154	(170,660)
LME Aluminum Base Metal	49	2/2019	USD	2,252,604	(118,580)
LME Aluminum Base Metal	49	2/2019	USD	2,246,577	(131,293)
LME Aluminum Base Metal	50	2/2019	USD	2,291,938	(146,335)
LME Aluminum Base Metal	65	2/2019	USD	2,983,906	(165,535)
LME Aluminum Base Metal	113	2/2019	USD	5,181,954	(318,311)
LME Aluminum Base Metal	126	2/2019	USD	5,793,795	(301,820)
LME Aluminum Base Metal	148	2/2019	USD	6,792,682	(397,780)
LME Aluminum Base Metal	213	2/2019	USD	9,738,999	(824,004)
LME Aluminum Base Metal	231	2/2019	USD	10,575,411	(803,408)
LME Aluminum Base Metal	231	2/2019	USD	10,570,906	(884,325)
LME Aluminum Base Metal	232	2/2019	USD	10,618,930	(839,654)
LME Copper Base Metal	1	2/2019	USD	149,128	(3,375)
LME Copper Base Metal	5	2/2019	USD	745,745	(20,968)
LME Copper Base Metal	6	2/2019	USD	894,852	(36,516)
LME Copper Base Metal	16	2/2019	USD	2,386,172	(47,475)
LME Copper Base Metal	16	2/2019	USD	2,385,916	(43,331)
LME Copper Base Metal	34	2/2019	USD	5,070,888	(187,639)
LME Copper Base Metal	38	2/2019	USD	5,667,938	(221,434)
LME Copper Base Metal	39	2/2019	USD	5,814,413	(151,379)
LME Copper Base Metal	40	2/2019	USD	5,961,250	(299,024)
LME Copper Base Metal	58	2/2019	USD	8,646,611	(318,522)
LME Copper Base Metal	74	2/2019	USD	11,034,399	(503,079)
LME Copper Base Metal	74	2/2019	USD	11,033,863	(491,481)
LME Copper Base Metal	76	2/2019	USD	11,340,625	(523,081)
LME Copper Base Metal	76	2/2019	USD	11,338,725	(514,240)
LME Copper Base Metal	82	2/2019	USD	12,223,863	(458,176)
LME Copper Base Metal	127	2/2019	USD	18,931,065	(811,246)
LME Nickel Base Metal	10	2/2019	USD	639,330	(28,529)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

14

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Nickel Base Metal	11	2/2019	USD	$ 703,329	$ (25,376)
LME Nickel Base Metal	14	2/2019	USD	894,517	(50,944)
LME Nickel Base Metal	14	2/2019	USD	894,440	(69,501)
LME Nickel Base Metal	14	2/2019	USD	895,482	(13,439)
LME Nickel Base Metal	16	2/2019	USD	1,022,130	(65,597)
LME Nickel Base Metal	24	2/2019	USD	1,535,256	(19,142)
LME Nickel Base Metal	26	2/2019	USD	1,662,102	(86,735)
LME Nickel Base Metal	32	2/2019	USD	2,044,787	(146,898)
LME Nickel Base Metal	43	2/2019	USD	2,746,031	(257,075)
LME Nickel Base Metal	51	2/2019	USD	3,254,962	(360,057)
LME Nickel Base Metal	58	2/2019	USD	3,707,449	(214,682)
LME Nickel Base Metal	61	2/2019	USD	3,894,529	(425,366)
LME Nickel Base Metal	61	2/2019	USD	3,894,862	(436,379)
LME Nickel Base Metal	61	2/2019	USD	3,895,195	(416,465)
LME Nickel Base Metal	113	2/2019	USD	7,229,175	(195,717)
LME Zinc Base Metal	2	2/2019	USD	123,575	1,569
LME Zinc Base Metal	2	2/2019	USD	123,775	(1,648)
LME Zinc Base Metal	3	2/2019	USD	185,662	(121)
LME Zinc Base Metal	9	2/2019	USD	556,987	(1,039)
LME Zinc Base Metal	15	2/2019	USD	927,000	(10,732)
LME Zinc Base Metal	16	2/2019	USD	988,612	(81)
LME Zinc Base Metal	47	2/2019	USD	2,908,713	(125,822)
LME Zinc Base Metal	48	2/2019	USD	2,970,600	7,058
LME Zinc Base Metal	76	2/2019	USD	4,698,700	(198,488)
LME Zinc Base Metal	97	2/2019	USD	6,000,056	(218,174)
LME Zinc Base Metal	98	2/2019	USD	6,064,975	(248,832)
LME Zinc Base Metal	101	2/2019	USD	6,250,637	(205,175)
LME Zinc Base Metal	105	2/2019	USD	6,498,188	(357,065)
LME Zinc Base Metal	113	2/2019	USD	6,993,287	(41,296)
LME Zinc Base Metal	131	2/2019	USD	8,107,262	(181,003)
LME Zinc Base Metal	131	2/2019	USD	8,107,262	(187,061)
Australia 10 Year Bond	3,177	3/2019	AUD	296,889,393	2,957,794
Australia 3 Year Bond	16,691	3/2019	AUD	1,319,203,596	4,020,318
Canada 10 Year Bond	351	3/2019	CAD	35,164,276	240,137
Cocoa	58	3/2019	USD	1,401,280	(4,055)
Euro-Bobl	8,299	3/2019	EUR	1,260,076,906	1,929,079
Euro-BTP	322	3/2019	EUR	47,156,824	92,153
Euro-Bund	2,686	3/2019	EUR	503,291,808	2,616,297
Euro-Buxl	426	3/2019	EUR	88,158,724	220,002
Euro-OAT	5,561	3/2019	EUR	960,824,562	(1,092,220)
Euro-Schatz	12,399	3/2019	EUR	1,590,236,886	486,497
Japan 10 Year Bond	1,958	3/2019	JPY	2,723,925,368	9,420,007
LME Aluminum Base Metal	1	3/2019	USD	46,135	(1,947)
LME Aluminum Base Metal	2	3/2019	USD	92,300	(3,279)
LME Aluminum Base Metal	2	3/2019	USD	92,248	(4,358)
LME Aluminum Base Metal	3	3/2019	USD	138,450	(4,509)
LME Aluminum Base Metal	3	3/2019	USD	138,450	760
LME Aluminum Base Metal	4	3/2019	USD	184,756	(7,992)
LME Aluminum Base Metal	5	3/2019	USD	230,750	(2,390)
LME Aluminum Base Metal	8	3/2019	USD	369,426	(17,975)
LME Aluminum Base Metal	12	3/2019	USD	553,356	(27,355)
LME Aluminum Base Metal	99	3/2019	USD	4,556,574	(343,502)
LME Aluminum Base Metal	172	3/2019	USD	7,922,062	(515,592)
LME Aluminum Base Metal	172	3/2019	USD	7,920,213	(431,186)
LME Aluminum Base Metal	172	3/2019	USD	7,918,321	(559,245)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

15

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	184	3/2019	USD	$ 8,482,768	$ (495,653)
LME Aluminum Base Metal	1,000	3/2019	USD	46,200,000	(2,797,781)
LME Copper Base Metal	2	3/2019	USD	298,546	(8,830)
LME Copper Base Metal	5	3/2019	USD	746,414	(26,741)
LME Copper Base Metal	9	3/2019	USD	1,342,931	(28,809)
LME Copper Base Metal	9	3/2019	USD	1,343,018	(42,806)
LME Copper Base Metal	10	3/2019	USD	1,491,250	(10,155)
LME Copper Base Metal	10	3/2019	USD	1,492,633	(41,484)
LME Copper Base Metal	11	3/2019	USD	1,640,502	(15,581)
LME Copper Base Metal	11	3/2019	USD	1,642,163	(10,620)
LME Copper Base Metal	14	3/2019	USD	2,088,391	(3,944)
LME Copper Base Metal	14	3/2019	USD	2,088,713	(9,229)
LME Copper Base Metal	60	3/2019	USD	8,951,715	(478,822)
LME Copper Base Metal	138	3/2019	USD	20,595,638	(855,471)
LME Nickel Base Metal	1	3/2019	USD	64,089	(1,229)
LME Nickel Base Metal	1	3/2019	USD	64,117	(1,352)
LME Nickel Base Metal	1	3/2019	USD	64,095	(1,336)
LME Nickel Base Metal	2	3/2019	USD	128,168	(3,897)
LME Nickel Base Metal	6	3/2019	USD	384,806	(247)
LME Nickel Base Metal	12	3/2019	USD	769,680	(9,395)
LME Nickel Base Metal	74	3/2019	USD	4,737,542	(122,071)
LME Nickel Base Metal	75	3/2019	USD	4,801,072	(113,459)
LME Nickel Base Metal	75	3/2019	USD	4,800,577	(214,490)
LME Nickel Base Metal	75	3/2019	USD	4,800,087	(266,237)
LME Nickel Base Metal	76	3/2019	USD	4,867,572	(70,553)
LME Nickel Base Metal	518	3/2019	USD	33,198,102	(1,075,654)
LME Zinc Base Metal	1	3/2019	USD	61,796	(2,694)
LME Zinc Base Metal	1	3/2019	USD	61,797	(1,443)
LME Zinc Base Metal	2	3/2019	USD	123,600	(2,718)
LME Zinc Base Metal	10	3/2019	USD	617,000	(17,530)
LME Zinc Base Metal	11	3/2019	USD	679,594	(18,664)
LME Zinc Base Metal	16	3/2019	USD	987,068	(9,439)
LME Zinc Base Metal	17	3/2019	USD	1,048,547	(17,615)
LME Zinc Base Metal	22	3/2019	USD	1,356,850	4,885
LME Zinc Base Metal	63	3/2019	USD	3,892,817	(189,433)
LME Zinc Base Metal	72	3/2019	USD	4,449,078	(278,754)
LME Zinc Base Metal	72	3/2019	USD	4,449,276	(204,342)
LME Zinc Base Metal	72	3/2019	USD	4,448,988	(226,511)
LME Zinc Base Metal	73	3/2019	USD	4,510,816	(207,609)
LME Zinc Base Metal	363	3/2019	USD	22,419,788	(1,101,032)
Long Gilt	2,213	3/2019	GBP	347,424,355	1,986,007
Palladium	164	3/2019	USD	19,634,080	1,182,344
U.S. Treasury 10 Year Note	141	3/2019	USD	17,204,203	34,369
U.S. Treasury 2 Year Note	1,545	3/2019	USD	328,022,813	209,677
U.S. Treasury 5 Year Note	721	3/2019	USD	82,689,687	121,726
3 Month Canadian Bankers Acceptance	222	6/2019	CAD	39,744,781	18,266
3 Month Euro Euribor	2,330	6/2019	EUR	669,334,824	3,560
3 Month Euroswiss	73	6/2019	CHF	18,701,190	(2,063)
3 Month Sterling	457	6/2019	GBP	72,076,127	(763)
ASX 90 Day Bank Accepted Bill	263	6/2019	AUD	184,375,709	3,992
3 Month Canadian Bankers Acceptance	233	9/2019	CAD	41,711,984	44,664
3 Month Euro Euribor	3,209	9/2019	EUR	921,705,665	238,212
3 Month Eurodollar	56	9/2019	USD	13,627,600	1,397
3 Month Euroswiss	130	9/2019	CHF	33,300,183	4,654
3 Month Sterling	484	9/2019	GBP	76,299,753	3,428

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

16

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
ASX 90 Day Bank Accepted Bill	518	9/2019	AUD	$ 363,169,769	$ 39,972
3 Month Euro Euribor	5,893	12/2019	EUR	1,692,196,106	1,369,290
3 Month Euroswiss	178	12/2019	CHF	45,568,471	(1,390)
3 Month Sterling	438	12/2019	GBP	69,009,742	476
3 Month Euro Euribor	7,543	3/2020	EUR	2,165,351,349	2,715,534
3 Month Sterling	424	3/2020	GBP	66,787,063	9,432
3 Month Euro Euribor	7,457	6/2020	EUR	2,139,595,549	3,205,073
3 Month Sterling	442	6/2020	GBP	69,597,715	18,728
3 Month Euro Euribor	6,836	9/2020	EUR	1,960,338,524	2,900,477
3 Month Eurodollar	37	9/2020	USD	9,022,912	1,433
3 Month Sterling	437	9/2020	GBP	68,786,042	17,651
3 Month Euro Euribor	3,932	12/2020	EUR	1,126,891,685	1,341,226
3 Month Eurodollar	132	12/2020	USD	32,184,900	5,698
3 Month Sterling	419	12/2020	GBP	65,932,722	22,150

					(7,419,923)

Short Contracts
Amsterdam Exchange Index	(429)	1/2019	EUR	(47,945,485)	721,875
Brent Crude Oil	(1,465)	1/2019	USD	(78,817,000)	7,233,400
CAC 40 10 Euro Index	(1,459)	1/2019	EUR	(79,043,934)	1,099,789
Hang Seng Index	(629)	1/2019	HKD	(103,838,618)	(515,901)
HSCEI	(860)	1/2019	HKD	(55,473,597)	(98,758)
IBEX 35 Index	(303)	1/2019	EUR	(29,568,156)	622,242
LME Aluminum Base Metal	(66)	1/2019	USD	(3,013,263)	260,730
LME Aluminum Base Metal	(70)	1/2019	USD	(3,198,580)	291,236
LME Aluminum Base Metal	(89)	1/2019	USD	(4,067,634)	332,019
LME Aluminum Base Metal	(103)	1/2019	USD	(4,708,490)	362,663
LME Copper Base Metal	(1)	1/2019	USD	(148,858)	6,580
LME Copper Base Metal	(1)	1/2019	USD	(148,970)	6,027
LME Copper Base Metal	(1)	1/2019	USD	(148,880)	8,367
LME Copper Base Metal	(1)	1/2019	USD	(148,964)	5,908
LME Copper Base Metal	(2)	1/2019	USD	(297,875)	11,719
LME Copper Base Metal	(2)	1/2019	USD	(297,671)	11,876
LME Copper Base Metal	(2)	1/2019	USD	(297,450)	17,294
LME Copper Base Metal	(2)	1/2019	USD	(297,494)	15,279
LME Copper Base Metal	(3)	1/2019	USD	(446,877)	25,014
LME Copper Base Metal	(4)	1/2019	USD	(595,750)	29,623
LME Copper Base Metal	(4)	1/2019	USD	(596,050)	23,638
LME Copper Base Metal	(5)	1/2019	USD	(744,953)	38,158
LME Copper Base Metal	(6)	1/2019	USD	(893,412)	43,623
LME Copper Base Metal	(14)	1/2019	USD	(2,086,326)	25,708
LME Copper Base Metal	(53)	1/2019	USD	(7,897,808)	202,423
LME Copper Base Metal	(53)	1/2019	USD	(7,897,384)	341,309
LME Copper Base Metal	(63)	1/2019	USD	(9,385,425)	283,321
LME Nickel Base Metal	(17)	1/2019	USD	(1,084,334)	128,013
LME Nickel Base Metal	(23)	1/2019	USD	(1,467,546)	162,219
LME Nickel Base Metal	(26)	1/2019	USD	(1,659,107)	178,739
LME Nickel Base Metal	(26)	1/2019	USD	(1,659,249)	159,872
LME Zinc Base Metal	(1)	1/2019	USD	(62,000)	3,872
LME Zinc Base Metal	(1)	1/2019	USD	(62,162)	3,998
LME Zinc Base Metal	(1)	1/2019	USD	(62,462)	4,660
LME Zinc Base Metal	(1)	1/2019	USD	(61,937)	5,012
LME Zinc Base Metal	(1)	1/2019	USD	(62,062)	2,060
LME Zinc Base Metal	(1)	1/2019	USD	(61,887)	4,235
LME Zinc Base Metal	(1)	1/2019	USD	(61,912)	4,835

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

17

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(1)	1/2019	USD	$ (62,862)	$ 3,635
LME Zinc Base Metal	(1)	1/2019	USD	(62,562)	4,797
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	11,069
LME Zinc Base Metal	(2)	1/2019	USD	(125,925)	6,119
LME Zinc Base Metal	(3)	1/2019	USD	(187,087)	10,504
LME Zinc Base Metal	(8)	1/2019	USD	(495,100)	24,276
LME Zinc Base Metal	(16)	1/2019	USD	(990,200)	64,953
LME Zinc Base Metal	(17)	1/2019	USD	(1,052,087)	62,312
LME Zinc Base Metal	(27)	1/2019	USD	(1,670,962)	37,949
MSCI Singapore Index	(512)	1/2019	SGD	(12,836,157)	(52,233)
MSCI Taiwan Index	(2,069)	1/2019	USD	(74,359,860)	(1,558,723)
NY Harbor ULSD	(445)	1/2019	USD	(31,387,986)	2,638,470
OMXS30 Index	(957)	1/2019	SEK	(15,205,944)	393,445
RBOB Gasoline	(660)	1/2019	USD	(36,094,212)	4,055,757
SGX FTSE China A50 Index	(3,895)	1/2019	USD	(40,556,688)	54,566
WTI Crude Oil	(1,345)	1/2019	USD	(61,076,450)	8,611,689
Lean Hogs	(344)	2/2019	USD	(8,390,160)	241,426
Live Cattle	(338)	2/2019	USD	(16,747,900)	(457,164)
LME Aluminum Base Metal	(6)	2/2019	USD	(275,504)	17,879
LME Aluminum Base Metal	(11)	2/2019	USD	(504,969)	31,249
LME Aluminum Base Metal	(11)	2/2019	USD	(505,568)	26,577
LME Aluminum Base Metal	(35)	2/2019	USD	(1,604,015)	101,157
LME Aluminum Base Metal	(47)	2/2019	USD	(2,152,154)	170,207
LME Aluminum Base Metal	(49)	2/2019	USD	(2,246,577)	130,649
LME Aluminum Base Metal	(49)	2/2019	USD	(2,252,604)	121,302
LME Aluminum Base Metal	(50)	2/2019	USD	(2,291,938)	133,897
LME Aluminum Base Metal	(65)	2/2019	USD	(2,983,906)	167,249
LME Aluminum Base Metal	(113)	2/2019	USD	(5,181,954)	297,095
LME Aluminum Base Metal	(126)	2/2019	USD	(5,793,795)	291,654
LME Aluminum Base Metal	(148)	2/2019	USD	(6,792,682)	383,262
LME Aluminum Base Metal	(213)	2/2019	USD	(9,738,999)	810,430
LME Aluminum Base Metal	(231)	2/2019	USD	(10,570,907)	849,638
LME Aluminum Base Metal	(231)	2/2019	USD	(10,575,411)	785,471
LME Aluminum Base Metal	(232)	2/2019	USD	(10,618,930)	803,064
LME Copper Base Metal	(1)	2/2019	USD	(149,128)	3,813
LME Copper Base Metal	(5)	2/2019	USD	(745,745)	20,303
LME Copper Base Metal	(6)	2/2019	USD	(894,852)	34,123
LME Copper Base Metal	(16)	2/2019	USD	(2,385,916)	37,037
LME Copper Base Metal	(16)	2/2019	USD	(2,386,172)	44,257
LME Copper Base Metal	(34)	2/2019	USD	(5,070,888)	163,572
LME Copper Base Metal	(38)	2/2019	USD	(5,667,938)	216,163
LME Copper Base Metal	(39)	2/2019	USD	(5,814,413)	127,951
LME Copper Base Metal	(40)	2/2019	USD	(5,961,250)	285,126
LME Copper Base Metal	(58)	2/2019	USD	(8,646,611)	362,793
LME Copper Base Metal	(74)	2/2019	USD	(11,034,399)	497,358
LME Copper Base Metal	(74)	2/2019	USD	(11,033,863)	490,494
LME Copper Base Metal	(76)	2/2019	USD	(11,338,725)	479,051
LME Copper Base Metal	(76)	2/2019	USD	(11,340,625)	520,851
LME Copper Base Metal	(82)	2/2019	USD	(12,223,863)	485,895
LME Copper Base Metal	(127)	2/2019	USD	(18,931,065)	861,511
LME Nickel Base Metal	(10)	2/2019	USD	(639,330)	25,377
LME Nickel Base Metal	(11)	2/2019	USD	(703,329)	22,443
LME Nickel Base Metal	(14)	2/2019	USD	(894,440)	65,556
LME Nickel Base Metal	(14)	2/2019	USD	(895,482)	14,680
LME Nickel Base Metal	(14)	2/2019	USD	(894,517)	54,277

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

18

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Nickel Base Metal	(16)	2/2019	USD	$ (1,022,130)	$ 70,390
LME Nickel Base Metal	(24)	2/2019	USD	(1,535,256)	15,553
LME Nickel Base Metal	(26)	2/2019	USD	(1,662,102)	88,214
LME Nickel Base Metal	(32)	2/2019	USD	(2,044,787)	147,175
LME Nickel Base Metal	(43)	2/2019	USD	(2,746,031)	259,711
LME Nickel Base Metal	(51)	2/2019	USD	(3,254,962)	372,638
LME Nickel Base Metal	(58)	2/2019	USD	(3,707,449)	207,284
LME Nickel Base Metal	(61)	2/2019	USD	(3,895,195)	389,747
LME Nickel Base Metal	(61)	2/2019	USD	(3,894,862)	443,003
LME Nickel Base Metal	(61)	2/2019	USD	(3,894,529)	411,821
LME Nickel Base Metal	(113)	2/2019	USD	(7,229,175)	185,775
LME Zinc Base Metal	(2)	2/2019	USD	(123,575)	(1,922)
LME Zinc Base Metal	(2)	2/2019	USD	(123,775)	2,469
LME Zinc Base Metal	(3)	2/2019	USD	(185,662)	720
LME Zinc Base Metal	(9)	2/2019	USD	(556,987)	2,568
LME Zinc Base Metal	(15)	2/2019	USD	(927,000)	3,306
LME Zinc Base Metal	(16)	2/2019	USD	(988,612)	794
LME Zinc Base Metal	(47)	2/2019	USD	(2,908,712)	117,124
LME Zinc Base Metal	(48)	2/2019	USD	(2,970,600)	11,526
LME Zinc Base Metal	(76)	2/2019	USD	(4,698,700)	207,864
LME Zinc Base Metal	(97)	2/2019	USD	(6,000,056)	207,294
LME Zinc Base Metal	(98)	2/2019	USD	(6,064,975)	277,418
LME Zinc Base Metal	(101)	2/2019	USD	(6,250,637)	198,267
LME Zinc Base Metal	(105)	2/2019	USD	(6,498,187)	400,003
LME Zinc Base Metal	(113)	2/2019	USD	(6,993,287)	(19,483)
LME Zinc Base Metal	(131)	2/2019	USD	(8,107,262)	145,653
LME Zinc Base Metal	(131)	2/2019	USD	(8,107,262)	129,304
Low Sulphur Gasoil	(3,498)	2/2019	USD	(178,835,250)	12,289,362
Sugar No. 11	(2,358)	2/2019	USD	(31,770,749)	1,733,199
Cocoa	(2)	3/2019	GBP	(45,019)	(4,244)
Coffee ‘C’	(521)	3/2019	USD	(19,898,944)	1,819,990
Copper	(375)	3/2019	USD	(24,665,625)	636,961
Corn	(178)	3/2019	USD	(3,337,500)	1,925
Cotton No. 2	(436)	3/2019	USD	(15,739,600)	1,124,722
DAX Index	(1,064)	3/2019	EUR	(321,882,303)	6,771,673
DJIA CBOT E-Mini Index	(492)	3/2019	USD	(57,239,280)	3,014,350
EURO STOXX 50 Index	(7,830)	3/2019	EUR	(266,804,154)	6,131,956
FTSE 100 Index	(2,853)	3/2019	GBP	(242,150,121)	299,762
FTSE/JSE Top 40 Index	(261)	3/2019	ZAR	(8,536,673)	(257,210)
FTSE/MIB Index	(369)	3/2019	EUR	(38,485,822)	1,056,460
KC HRW Wheat	(719)	3/2019	USD	(17,570,562)	573,047
KOSPI 200 Index	(3,593)	3/2019	KRW	(210,917,279)	179,021
LME Aluminum Base Metal	(1)	3/2019	USD	(46,135)	2,012
LME Aluminum Base Metal	(2)	3/2019	USD	(92,300)	3,194
LME Aluminum Base Metal	(2)	3/2019	USD	(92,248)	4,378
LME Aluminum Base Metal	(3)	3/2019	USD	(138,450)	3,835
LME Aluminum Base Metal	(3)	3/2019	USD	(138,450)	(489)
LME Aluminum Base Metal	(4)	3/2019	USD	(184,756)	7,434
LME Aluminum Base Metal	(5)	3/2019	USD	(230,750)	853
LME Aluminum Base Metal	(8)	3/2019	USD	(369,426)	16,835
LME Aluminum Base Metal	(12)	3/2019	USD	(553,356)	27,859
LME Aluminum Base Metal	(99)	3/2019	USD	(4,556,574)	349,034
LME Aluminum Base Metal	(172)	3/2019	USD	(7,920,213)	421,342
LME Aluminum Base Metal	(172)	3/2019	USD	(7,922,062)	493,456
LME Aluminum Base Metal	(172)	3/2019	USD	(7,918,321)	562,922

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

19

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(184)	3/2019	USD	$ (8,482,768)	$ 502,307
LME Aluminum Base Metal	(1,754)	3/2019	USD	(81,034,800)	4,786,856
LME Copper Base Metal	(2)	3/2019	USD	(298,546)	8,548
LME Copper Base Metal	(5)	3/2019	USD	(746,414)	28,009
LME Copper Base Metal	(9)	3/2019	USD	(1,343,018)	43,297
LME Copper Base Metal	(9)	3/2019	USD	(1,342,931)	28,868
LME Copper Base Metal	(10)	3/2019	USD	(1,492,633)	38,275
LME Copper Base Metal	(10)	3/2019	USD	(1,491,250)	6,866
LME Copper Base Metal	(11)	3/2019	USD	(1,642,163)	9,986
LME Copper Base Metal	(11)	3/2019	USD	(1,640,502)	18,023
LME Copper Base Metal	(14)	3/2019	USD	(2,088,713)	13,903
LME Copper Base Metal	(14)	3/2019	USD	(2,088,391)	(1,774)
LME Copper Base Metal	(60)	3/2019	USD	(8,951,715)	483,363
LME Copper Base Metal	(230)	3/2019	USD	(34,326,063)	1,022,550
LME Nickel Base Metal	(1)	3/2019	USD	(64,095)	1,272
LME Nickel Base Metal	(1)	3/2019	USD	(64,089)	1,158
LME Nickel Base Metal	(1)	3/2019	USD	(64,117)	1,580
LME Nickel Base Metal	(2)	3/2019	USD	(128,168)	3,527
LME Nickel Base Metal	(6)	3/2019	USD	(384,806)	(82)
LME Nickel Base Metal	(12)	3/2019	USD	(769,680)	1,465
LME Nickel Base Metal	(74)	3/2019	USD	(4,737,542)	132,920
LME Nickel Base Metal	(75)	3/2019	USD	(4,800,087)	298,453
LME Nickel Base Metal	(75)	3/2019	USD	(4,801,072)	130,744
LME Nickel Base Metal	(75)	3/2019	USD	(4,800,577)	212,201
LME Nickel Base Metal	(76)	3/2019	USD	(4,867,572)	84,004
LME Nickel Base Metal	(582)	3/2019	USD	(37,299,798)	1,208,677
LME Zinc Base Metal	(1)	3/2019	USD	(61,797)	1,550
LME Zinc Base Metal	(1)	3/2019	USD	(61,796)	2,689
LME Zinc Base Metal	(2)	3/2019	USD	(123,600)	3,369
LME Zinc Base Metal	(10)	3/2019	USD	(617,000)	12,456
LME Zinc Base Metal	(11)	3/2019	USD	(679,594)	18,054
LME Zinc Base Metal	(16)	3/2019	USD	(987,068)	5,256
LME Zinc Base Metal	(17)	3/2019	USD	(1,048,547)	5,011
LME Zinc Base Metal	(22)	3/2019	USD	(1,356,850)	(7,996)
LME Zinc Base Metal	(63)	3/2019	USD	(3,892,817)	199,797
LME Zinc Base Metal	(72)	3/2019	USD	(4,449,276)	210,712
LME Zinc Base Metal	(72)	3/2019	USD	(4,448,988)	241,600
LME Zinc Base Metal	(72)	3/2019	USD	(4,449,078)	282,010
LME Zinc Base Metal	(73)	3/2019	USD	(4,510,816)	189,256
LME Zinc Base Metal	(462)	3/2019	USD	(28,534,275)	455,450
MSCI EAFE E-Mini Index	(63)	3/2019	USD	(5,405,400)	120,823
MSCI Emerging Markets E-Mini Index	(307)	3/2019	USD	(14,840,380)	125,210
NASDAQ 100 E-Mini Index	(501)	3/2019	USD	(63,459,165)	4,159,681
Nikkei 225 Index	(591)	3/2019	JPY	(107,841,796)	5,997,545
Russell 2000 E-Mini Index	(2,476)	3/2019	USD	(167,006,200)	9,060,404
S&P 500 E-Mini Index	(454)	3/2019	USD	(56,868,040)	2,618,800
S&P Midcap 400 E-Mini Index	(224)	3/2019	USD	(37,233,280)	1,672,760
S&P/TSX 60 Index	(645)	3/2019	CAD	(81,007,691)	1,910,655
Silver	(129)	3/2019	USD	(10,023,300)	(627,325)
Soybean	(266)	3/2019	USD	(11,903,500)	12,034
Soybean Meal	(87)	3/2019	USD	(2,696,130)	23,523
Soybean Oil	(131)	3/2019	USD	(2,189,010)	(524)
SPI 200 Index	(554)	3/2019	AUD	(54,248,929)	(339,471)
TOPIX Index	(986)	3/2019	JPY	(134,354,363)	9,003,193
U.S. Treasury Long Bond	(685)	3/2019	USD	(100,010,000)	(4,364,343)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

20

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
U.S. Treasury Ultra Bond	(946)	3/2019	USD	$ (151,980,813)	$ (8,031,211)
Wheat	(93)	3/2019	USD	(2,340,113)	27,541
Platinum	(309)	4/2019	USD	(12,369,270)	(55,210)
3 Month Eurodollar	(785)	6/2019	USD	(190,980,687)	(443,041)
3 Month Eurodollar	(40)	12/2019	USD	(9,735,000)	(60,302)
3 Month Eurodollar	(36)	3/2020	USD	(8,770,050)	(66,161)
3 Month Eurodollar	(57)	6/2020	USD	(13,894,462)	(114,917)

					109,000,664

					$101,580,741

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	9,283,200	USD	2,373,013	CITI**	3/20/2019	$8,627
BRL	13,924,800	USD	3,559,524	JPMC**	3/20/2019	12,936
CHF	139,133,200	USD	141,221,793	CITI	3/20/2019	1,355,322
CHF	208,699,800	USD	211,832,950	JPMC	3/20/2019	2,032,718
COP	7,812,294,800	USD	2,385,492	CITI**	3/20/2019	11,367
COP	11,718,442,200	USD	3,578,242	JPMC**	3/20/2019	17,047
EUR	273,866,400	USD	314,743,305	CITI	3/20/2019	1,064,531
EUR	410,799,600	USD	472,115,257	JPMC	3/20/2019	1,596,498
GBP	8,894,400	USD	11,318,682	CITI	3/20/2019	60,331
GBP	13,341,600	USD	16,978,043	JPMC	3/20/2019	90,475
HUF	16,797,654,000	USD	59,500,949	CITI	3/20/2019	766,849
HUF	25,196,481,000	USD	89,251,859	JPMC	3/20/2019	1,149,840
IDR	416,145,594,400	USD	28,273,187	CITI**	3/20/2019	330,167
IDR	624,218,391,600	USD	42,409,484	JPMC**	3/20/2019	495,541
ILS	12,654,000	USD	3,392,637	CITI	3/20/2019	11,810
ILS	18,981,000	USD	5,088,963	JPMC	3/20/2019	17,709
INR	6,052,431,200	USD	84,620,625	CITI**	3/20/2019	1,681,844
INR	9,078,646,800	USD	126,932,501	JPMC**	3/20/2019	2,521,206
JPY	74,701,715,600	USD	669,358,122	CITI	3/20/2019	16,417,671
JPY	112,052,573,400	USD	1,004,038,438	JPMC	3/20/2019	24,625,252
MXN	779,208,800	USD	38,356,691	CITI	3/20/2019	824,497
MXN	1,168,813,200	USD	57,534,956	JPMC	3/20/2019	1,236,827
PHP	1,139,899,523	USD	21,567,678	CITI**	3/20/2019	60,549
PHP	1,709,849,285	USD	32,351,557	JPMC**	3/20/2019	90,784
PLN	507,040,805	USD	134,605,134	CITI	3/20/2019	1,124,976
PLN	760,561,211	USD	201,906,925	JPMC	3/20/2019	1,688,242
SEK	1,271,081,600	USD	142,220,024	CITI	3/20/2019	2,079,519
SEK	1,906,622,400	USD	213,330,301	JPMC	3/20/2019	3,119,012
SGD	79,370,400	USD	58,039,241	CITI	3/20/2019	296,976
SGD	119,055,600	USD	87,058,972	JPMC	3/20/2019	445,355
TWD	730,658,800	USD	23,930,657	CITI**	3/20/2019	126,198
TWD	1,095,988,200	USD	35,896,031	JPMC**	3/20/2019	189,251
USD	601,642,596	AUD	831,837,964	CITI	3/20/2019	14,971,989
USD	902,462,768	AUD	1,247,756,948	JPMC	3/20/2019	22,456,856
USD	12,804,940	BRL	49,479,598	CITI**	3/20/2019	110,766

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

21

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	19,207,387	BRL	74,219,398	JPMC**	3/20/2019	$ 166,123
USD	354,644,882	CAD	473,376,000	CITI	3/20/2019	7,281,673
USD	531,966,658	CAD	710,064,000	JPMC	3/20/2019	10,921,844
USD	32,841,128	CLP	22,064,426,664	CITI**	3/20/2019	1,021,466
USD	49,261,630	CLP	33,096,639,992	JPMC**	3/20/2019	1,532,138
USD	18,441,002	COP	59,885,391,049	CITI**	3/20/2019	67,805
USD	27,661,469	COP	89,828,086,575	JPMC**	3/20/2019	101,673
USD	111,235,667	EUR	96,345,864	CITI	3/20/2019	134,857
USD	166,853,293	EUR	144,518,797	JPMC	3/20/2019	202,077
USD	339,622,670	GBP	263,862,800	CITI	3/20/2019	2,050,950
USD	509,433,368	GBP	395,794,200	JPMC	3/20/2019	3,075,788
USD	2,705,143	HKD	21,105,100	CITI	3/20/2019	3,766
USD	4,057,710	HKD	31,657,650	JPMC	3/20/2019	5,644
USD	4,263,366	IDR	61,705,925,828	CITI**	3/20/2019	22,071
USD	6,395,041	IDR	92,558,888,744	JPMC**	3/20/2019	33,099
USD	41,793,609	ILS	154,302,800	CITI	3/20/2019	279,800
USD	62,690,335	ILS	231,454,200	JPMC	3/20/2019	419,622
USD	10,552,632	KRW	11,695,123,274	CITI**	3/20/2019	22,939
USD	15,828,928	KRW	17,542,684,911	JPMC**	3/20/2019	34,389
USD	53,624,691	NOK	456,582,000	CITI	3/20/2019	639,991
USD	80,436,935	NOK	684,872,996	JPMC	3/20/2019	959,887
USD	89,294,154	NZD	131,594,000	CITI	3/20/2019	849,617
USD	133,941,188	NZD	197,391,000	JPMC	3/20/2019	1,274,384
USD	1,123,995	PHP	59,184,800	CITI**	3/20/2019	1,034
USD	1,685,991	PHP	88,777,200	JPMC**	3/20/2019	1,550
USD	558,974	PLN	2,084,800	CITI	3/20/2019	892
USD	838,460	PLN	3,127,200	JPMC	3/20/2019	1,337
USD	24,404,772	ZAR	349,501,200	CITI	3/20/2019	334,666
USD	36,607,766	ZAR	524,251,800	JPMC	3/20/2019	502,607

Total unrealized appreciation						135,033,227

AUD	220,429,600	USD	160,628,053	CITI	3/20/2019	(5,165,603)
AUD	330,644,400	USD	240,942,378	JPMC	3/20/2019	(7,748,706)
BRL	11,174,800	USD	2,910,567	CITI**	3/20/2019	(43,632)
BRL	16,762,200	USD	4,365,857	JPMC**	3/20/2019	(65,453)
CAD	299,967,979	USD	226,623,019	CITI	3/20/2019	(6,506,578)
CAD	449,951,980	USD	339,934,959	JPMC	3/20/2019	(9,760,291)
CLP	18,880,570,400	USD	28,152,882	CITI**	3/20/2019	(924,739)
CLP	28,320,855,600	USD	42,229,377	JPMC**	3/20/2019	(1,387,162)
COP	39,519,551,600	USD	12,339,951	CITI**	3/20/2019	(215,115)
COP	59,279,327,400	USD	18,509,948	JPMC**	3/20/2019	(322,696)
EUR	223,036,800	USD	257,511,418	CITI	3/20/2019	(317,510)
EUR	334,555,200	USD	386,267,608	JPMC	3/20/2019	(476,749)
GBP	205,521,193	USD	264,132,485	CITI	3/20/2019	(1,199,844)
GBP	308,281,791	USD	396,199,222	JPMC	3/20/2019	(1,800,262)
HUF	987,639,600	USD	3,544,887	CITI	3/20/2019	(1,364)
HUF	1,481,459,400	USD	5,317,337	JPMC	3/20/2019	(2,054)
IDR	188,580,047,200	USD	13,026,218	CITI**	3/20/2019	(64,357)
IDR	282,870,070,800	USD	19,539,351	JPMC**	3/20/2019	(96,558)
ILS	62,014,000	USD	16,804,385	CITI	3/20/2019	(120,064)
ILS	93,021,000	USD	25,206,608	JPMC	3/20/2019	(180,128)
KRW	10,284,613,600	USD	9,279,138	CITI**	3/20/2019	(19,396)
KRW	15,426,920,400	USD	13,918,724	JPMC**	3/20/2019	(29,112)
MXN	159,084,800	USD	8,001,540	CITI	3/20/2019	(2,232)
MXN	238,627,200	USD	12,002,326	JPMC	3/20/2019	(3,363)
NOK	413,717,600	USD	48,747,401	CITI	3/20/2019	(736,962)
NOK	620,576,400	USD	73,121,195	JPMC	3/20/2019	(1,105,534)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

22

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
NZD	1,115,689,175	USD	765,466,285	CITI	3/20/2019	$ (15,609,816)
NZD	1,673,533,763	USD	1,148,200,862	JPMC	3/20/2019	(23,416,160)
TWD	57,372,400	USD	1,889,121	CITI**	3/20/2019	(142)
TWD	86,058,600	USD	2,833,686	JPMC**	3/20/2019	(216)
USD	6,993,114	BRL	27,467,198	CITI**	3/20/2019	(53,699)
USD	10,489,658	BRL	41,200,798	JPMC**	3/20/2019	(80,560)
USD	79,628,530	CHF	78,335,600	CITI	3/20/2019	(646,082)
USD	119,442,646	CHF	117,503,400	JPMC	3/20/2019	(969,272)
USD	1,368,077	CLP	950,434,000	CITI**	3/20/2019	(2,568)
USD	2,052,113	CLP	1,425,651,000	JPMC**	3/20/2019	(3,854)
USD	1,099,053	COP	3,619,314,800	CITI**	3/20/2019	(11,375)
USD	1,648,577	COP	5,428,972,200	JPMC**	3/20/2019	(17,064)
USD	1,743,808,472	EUR	1,520,960,900	CITI	3/20/2019	(10,080,912)
USD	2,615,709,445	EUR	2,281,441,355	JPMC	3/20/2019	(15,124,637)
USD	36,414,708	GBP	28,547,600	CITI	3/20/2019	(107,539)
USD	54,621,994	GBP	42,821,400	JPMC	3/20/2019	(161,377)
USD	345,723	HKD	2,701,700	CITI	3/20/2019	(85)
USD	518,584	HKD	4,052,550	JPMC	3/20/2019	(127)
USD	66,561,260	HUF	18,732,883,887	CITI	3/20/2019	(649,892)
USD	99,841,765	HUF	28,099,325,831	JPMC	3/20/2019	(974,963)
USD	12,920,338	IDR	189,800,583,085	CITI**	3/20/2019	(125,415)
USD	19,380,483	IDR	284,700,874,631	JPMC**	3/20/2019	(188,147)
USD	57,994,712	INR	4,161,828,680	CITI**	3/20/2019	(1,349,390)
USD	86,991,960	INR	6,242,743,024	JPMC**	3/20/2019	(2,024,193)
USD	983,476,977	JPY	110,207,342,176	CITI	3/20/2019	(28,247,144)
USD	1,475,213,621	JPY	165,311,013,264	JPMC	3/20/2019	(42,372,559)
USD	73,695,600	KRW	82,653,059,590	CITI**	3/20/2019	(721,000)
USD	110,545,781	KRW	123,979,589,385	JPMC**	3/20/2019	(1,079,119)
USD	65,629,823	MXN	1,361,653,897	CITI	3/20/2019	(2,838,625)
USD	98,444,612	MXN	2,042,480,855	JPMC	3/20/2019	(4,258,061)
USD	7,333,662	NOK	63,517,200	CITI	3/20/2019	(37,281)
USD	10,995,032	NOK	95,275,800	JPMC	3/20/2019	(61,383)
USD	45,934,508	NZD	68,372,400	CITI	3/20/2019	(18,691)
USD	68,901,676	NZD	102,558,600	JPMC	3/20/2019	(28,123)
USD	17,560,408	PHP	932,762,400	CITI**	3/20/2019	(137,640)
USD	26,340,579	PHP	1,399,143,600	JPMC**	3/20/2019	(206,494)
USD	21,103,050	PLN	79,609,600	CITI	3/20/2019	(207,699)
USD	31,652,919	PLN	119,414,400	JPMC	3/20/2019	(313,206)
USD	180,720,198	SEK	1,619,319,905	CITI	3/20/2019	(3,113,099)
USD	271,079,957	SEK	2,428,979,846	JPMC	3/20/2019	(4,669,987)
USD	34,616,890	SGD	47,341,200	CITI	3/20/2019	(178,280)
USD	51,925,334	SGD	71,011,800	JPMC	3/20/2019	(267,421)
USD	57,931,578	TWD	1,769,708,819	CITI**	3/20/2019	(335,876)
USD	86,897,359	TWD	2,654,563,230	JPMC**	3/20/2019	(503,822)
USD	19,246,755	ZAR	281,242,000	CITI	3/20/2019	(122,348)
USD	28,870,096	ZAR	421,863,000	JPMC	3/20/2019	(183,558)
ZAR	1,655,722,840	USD	118,129,152	CITI	3/20/2019	(4,099,721)
ZAR	2,483,584,264	USD	177,193,286	JPMC	3/20/2019	(6,149,136)

Total unrealized depreciation						(210,043,222)

Net unrealized depreciation						$(75,009,995)

** Non-deliverable forward.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

23

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
CLP	- Chilean Peso
COP	- Colombian Peso
EUR	- Euro
GBP	- British Pound
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
NOK	- Norwegian Krone
NZD	- New Zealand Dollar
PHP	- Philippine Peso
PLN	- Poland Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
TWD	- New Taiwan Dollar
USD	- United States Dollar
ZAR	- South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$67,281,882	$67,281,882
U.S. Treasury Bills	—	23,792,796	23,792,796

CITI
Cash	75,691,250	—	75,691,250

GSCO
Cash	—	(16,452,882)	(16,452,882)
U.S. Treasury Bills	—	48,748,975	48,748,975

JPMC
Investment Companies	218,848,899	—	218,848,899

JPMS
Cash	—	(18,912,889)	(18,912,889)
U.S. Treasury Bills	—	32,917,353	32,917,353

MLIN
Cash	(640,000)	—	(640,000)

MSCL
Cash	—	11,062,409	11,062,409
U.S. Treasury Bills	—	9,764,125	9,764,125

MSCS
U.S. Treasury Bills	42,470,380	—	42,470,380

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

24

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$8,198,318	$—	$8,198,318

GSCO
Cash	—	(26,165,149)	(26,165,149)
U.S. Treasury Bills	—	18,016,160	18,016,160

GSIN
Cash	(1,720,000)	—	(1,720,000)
U.S. Treasury Bills	10,355,953	—	10,355,953

JPPC
Cash	—	50,139	50,139
U.S. Treasury Bills	—	4,337,154	4,337,154

MACQ
U.S. Treasury Bills	286,814	—	286,814

MLIN
Cash	6,225,232	—	6,225,232

MSCL
Cash	—	(10,892,780)	(10,892,780)
U.S. Treasury Bills	—	32,978,896	32,978,896

SOCG
Cash	3,599,215	—	3,599,215

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

25

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 99.4%
INVESTMENT COMPANIES - 21.5%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 2.22% (1)(a)(b)	23,548,332	$23,548,332
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 2.39% (1)(a)	10,274,429	10,274,429
Limited Purpose Cash Investment Fund, 2.50% (1)(a)	70,725,575	70,725,575

TOTAL INVESTMENT COMPANIES (Cost $104,539,413)		104,548,336

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 77.9%
U.S. Treasury Bills
2.12%, 1/10/2019 (c)	$34,119,000	34,101,912
2.16%, 1/24/2019 (c)	78,478,000	78,368,534
2.18%, 1/31/2019 (c)	18,209,000	18,175,409
2.20%, 2/7/2019 (c)	123,470,000	123,178,148
2.36%, 2/14/2019 (c)	15,180,000	15,136,575
2.21%, 2/21/2019 (c)	8,396,000	8,368,451
2.24%, 2/28/2019 (c)	26,036,000	25,937,836
2.35%, 3/28/2019 (c)	3,692,000	3,671,329
2.41%, 4/11/2019 (c)(d)	28,034,000	27,848,783
2.46%, 4/25/2019 (c)(d)	9,931,000	9,855,992
2.46%, 5/2/2019 (c)(d)	3,594,000	3,565,113

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 77.9% (continued)
2.51%, 6/27/2019 (c)	$6,496,000	$6,418,550
2.54%, 7/5/2019 (c)	23,584,000	23,283,687

TOTAL U.S. TREASURY OBLIGATIONS (Cost $377,931,054)		377,910,319

TOTAL SHORT-TERM INVESTMENTS (Cost $482,470,467)		482,458,655

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 99.4% (Cost $482,470,467)		482,458,655

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6% (e)		2,744,852

NET ASSETS - 100.0%		$485,203,507

(a)	Represents 7-day effective yield as of December 31, 2018.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.
(c)	The rate shown was the effective yield at the date of purchase.
(d)	All or a portion of the security pledged as collateral for swap and futures contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Total return swap contracts outstanding as of December 31, 2018:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/08/2019	USD	(458,325)	$73,622
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/08/2019	USD	(2,749,950)	454,128
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/08/2019	USD	(469,300)	41,090
KOSPI 200 Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	03/14/2019	KRW	(27,182,500,000)	28,406
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(2,953,500)	106,451

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

26

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(4,654,000)	$ 166,604
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(5,299,290)	89,560
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/22/2019	USD	(2,293,260)	29,539
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(3,749,790)	60,801
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(5,163,390)	224,206
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	MLIN	03/15/2019	CHF	(1,495,800)	19,052
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/22/2019	USD	(1,962,675)	37,599
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/22/2019	USD	(1,232,963)	42,630
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(729,713)	17,801

								1,391,489

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/08/2019	USD	305,550	(51,358)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/22/2019	USD	(600,000)	(8,274)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/08/2019	USD	505,400	(57,050)
HSCEI January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	01/30/2019	HKD	(23,234,600)	(6,062)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

27

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/13/2019	BRL	15,933,600	$ (89,435)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/01/2019	USD	(2,229,750)	(73,813)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	2,013,750	(75,709)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/22/2019	USD	2,192,750	(73,305)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	309,900	(2,457)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	3,749,790	(64,544)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	2,857,410	(114,500)
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	01/16/2019	TWD	1,933,800	(392)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/22/2019	USD	729,713	(31,035)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/22/2019	USD	1,031,663	(46,934)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/22/2019	USD	1,006,500	(61,144)

								(756,012)

								$635,477

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

28

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

Futures contracts outstanding as of December 31, 2018:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	7	1/2019	USD	$319,588	$(28,157)
LME Aluminum Base Metal	8	1/2019	USD	365,552	(34,872)
LME Aluminum Base Metal	9	1/2019	USD	411,334	(35,093)
LME Aluminum Base Metal	11	1/2019	USD	502,848	(37,834)
LME Copper Base Metal	1	1/2019	USD	148,938	(6,984)
LME Copper Base Metal	1	1/2019	USD	148,991	(8,434)
LME Copper Base Metal	1	1/2019	USD	148,902	(8,579)
LME Copper Base Metal	1	1/2019	USD	149,023	(1,783)
LME Copper Base Metal	6	1/2019	USD	894,044	(35,790)
LME Copper Base Metal	6	1/2019	USD	894,092	(17,798)
LME Copper Base Metal	7	1/2019	USD	1,042,825	(31,388)
LME Nickel Base Metal	2	1/2019	USD	127,613	(13,633)
LME Nickel Base Metal	2	1/2019	USD	127,569	(15,537)
LME Nickel Base Metal	3	1/2019	USD	191,452	(19,067)
LME Nickel Base Metal	3	1/2019	USD	191,435	(20,064)
LME Zinc Base Metal	1	1/2019	USD	61,887	(5,268)
LME Zinc Base Metal	1	1/2019	USD	61,887	(2,593)
LME Zinc Base Metal	1	1/2019	USD	61,937	(4,582)
LME Zinc Base Metal	2	1/2019	USD	123,775	(7,936)
LME Zinc Base Metal	2	1/2019	USD	123,775	(8,136)
LME Zinc Base Metal	3	1/2019	USD	185,662	(5,971)
Natural Gas	151	1/2019	USD	4,439,400	(1,736,467)
100 oz Gold	76	2/2019	USD	9,737,880	128,624
LME Aluminum Base Metal	1	2/2019	USD	45,961	(2,392)
LME Aluminum Base Metal	1	2/2019	USD	45,906	(2,908)
LME Aluminum Base Metal	4	2/2019	USD	183,316	(11,946)
LME Aluminum Base Metal	5	2/2019	USD	229,858	(12,100)
LME Aluminum Base Metal	5	2/2019	USD	229,242	(13,397)
LME Aluminum Base Metal	5	2/2019	USD	228,952	(18,087)
LME Aluminum Base Metal	5	2/2019	USD	229,194	(14,634)
LME Aluminum Base Metal	8	2/2019	USD	367,250	(20,374)
LME Aluminum Base Metal	13	2/2019	USD	597,773	(31,290)
LME Aluminum Base Metal	13	2/2019	USD	596,154	(36,628)
LME Aluminum Base Metal	16	2/2019	USD	734,344	(43,003)
LME Aluminum Base Metal	22	2/2019	USD	1,005,906	(85,084)
LME Aluminum Base Metal	24	2/2019	USD	1,098,744	(83,477)
LME Aluminum Base Metal	24	2/2019	USD	1,098,276	(91,895)
LME Aluminum Base Metal	25	2/2019	USD	1,144,281	(90,468)
LME Copper Base Metal	1	2/2019	USD	149,149	(4,194)
LME Copper Base Metal	2	2/2019	USD	298,272	(5,934)
LME Copper Base Metal	2	2/2019	USD	298,240	(5,416)
LME Copper Base Metal	3	2/2019	USD	447,431	(16,633)
LME Copper Base Metal	4	2/2019	USD	596,625	(23,967)
LME Copper Base Metal	4	2/2019	USD	596,125	(30,931)
LME Copper Base Metal	6	2/2019	USD	894,525	(23,289)
LME Copper Base Metal	6	2/2019	USD	894,477	(32,951)
LME Copper Base Metal	7	2/2019	USD	1,043,795	(47,589)
LME Copper Base Metal	7	2/2019	USD	1,043,744	(46,491)
LME Copper Base Metal	8	2/2019	USD	1,193,550	(54,130)
LME Copper Base Metal	8	2/2019	USD	1,193,750	(55,061)
LME Copper Base Metal	9	2/2019	USD	1,341,644	(50,288)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

29

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	14	2/2019	USD	$ 2,086,889	$ (89,429)
LME Nickel Base Metal	1	2/2019	USD	63,939	(2,307)
LME Nickel Base Metal	1	2/2019	USD	63,933	(2,853)
LME Nickel Base Metal	2	2/2019	USD	127,788	(7,278)
LME Nickel Base Metal	2	2/2019	USD	127,766	(8,200)
LME Nickel Base Metal	2	2/2019	USD	127,926	(1,920)
LME Nickel Base Metal	2	2/2019	USD	127,777	(9,929)
LME Nickel Base Metal	3	2/2019	USD	191,781	(10,008)
LME Nickel Base Metal	3	2/2019	USD	191,907	(2,393)
LME Nickel Base Metal	4	2/2019	USD	255,445	(24,020)
LME Nickel Base Metal	4	2/2019	USD	255,598	(18,511)
LME Nickel Base Metal	6	2/2019	USD	383,134	(40,964)
LME Nickel Base Metal	6	2/2019	USD	382,937	(42,844)
LME Nickel Base Metal	6	2/2019	USD	383,101	(42,923)
LME Nickel Base Metal	6	2/2019	USD	383,068	(41,839)
LME Nickel Base Metal	6	2/2019	USD	383,529	(22,208)
LME Nickel Base Metal	12	2/2019	USD	767,700	(20,466)
LME Zinc Base Metal	1	2/2019	USD	61,887	(115)
LME Zinc Base Metal	2	2/2019	USD	123,577	721
LME Zinc Base Metal	2	2/2019	USD	123,600	(1,431)
LME Zinc Base Metal	5	2/2019	USD	309,437	(13,500)
LME Zinc Base Metal	6	2/2019	USD	371,325	1,132
LME Zinc Base Metal	8	2/2019	USD	494,600	(20,893)
LME Zinc Base Metal	10	2/2019	USD	618,875	(25,391)
LME Zinc Base Metal	10	2/2019	USD	618,562	(22,492)
LME Zinc Base Metal	11	2/2019	USD	680,762	(37,407)
LME Zinc Base Metal	11	2/2019	USD	680,762	(22,180)
LME Zinc Base Metal	12	2/2019	USD	742,650	(4,385)
LME Zinc Base Metal	14	2/2019	USD	866,425	(19,991)
LME Zinc Base Metal	14	2/2019	USD	866,425	(19,344)
Australia 10 Year Bond	333	3/2019	AUD	31,118,718	311,940
Australia 3 Year Bond	1,752	3/2019	AUD	138,472,512	425,893
Canada 10 Year Bond	36	3/2019	CAD	3,606,592	25,444
Cocoa	5	3/2019	USD	120,800	(350)
Euro-Bobl	886	3/2019	EUR	134,525,622	214,721
Euro-BTP	33	3/2019	EUR	4,832,842	9,685
Euro-Bund	286	3/2019	EUR	53,589,522	290,114
Euro-Buxl	44	3/2019	EUR	9,105,596	24,173
Euro-OAT	588	3/2019	EUR	101,594,109	(115,915)
Euro-Schatz	1,305	3/2019	EUR	167,373,106	51,942
Japan 10 Year Bond	202	3/2019	JPY	281,017,837	981,117
LME Aluminum Base Metal	1	3/2019	USD	46,178	(2,263)
LME Aluminum Base Metal	1	3/2019	USD	46,189	(1,998)
LME Aluminum Base Metal	1	3/2019	USD	46,113	(2,280)
LME Aluminum Base Metal	11	3/2019	USD	506,286	(38,167)
LME Aluminum Base Metal	18	3/2019	USD	829,053	(53,957)
LME Aluminum Base Metal	18	3/2019	USD	828,662	(58,526)
LME Aluminum Base Metal	19	3/2019	USD	874,907	(47,631)
LME Aluminum Base Metal	20	3/2019	USD	922,040	(53,881)
LME Aluminum Base Metal	107	3/2019	USD	4,943,400	(299,599)
LME Copper Base Metal	1	3/2019	USD	149,288	(965)
LME Copper Base Metal	1	3/2019	USD	149,283	(5,348)
LME Copper Base Metal	1	3/2019	USD	149,215	(3,201)
LME Copper Base Metal	1	3/2019	USD	149,171	(282)
LME Copper Base Metal	1	3/2019	USD	149,224	(4,756)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

30

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	1	3/2019	USD	$ 149,125	$ (1,015)
LME Copper Base Metal	2	3/2019	USD	298,388	(1,318)
LME Copper Base Metal	2	3/2019	USD	298,273	(2,833)
LME Copper Base Metal	7	3/2019	USD	1,044,367	(55,900)
LME Copper Base Metal	15	3/2019	USD	2,238,656	(96,370)
LME Nickel Base Metal	1	3/2019	USD	64,140	(783)
LME Nickel Base Metal	8	3/2019	USD	512,376	(7,404)
LME Nickel Base Metal	8	3/2019	USD	512,167	(13,197)
LME Nickel Base Metal	8	3/2019	USD	512,114	(12,102)
LME Nickel Base Metal	8	3/2019	USD	512,062	(22,879)
LME Nickel Base Metal	8	3/2019	USD	512,009	(28,399)
LME Nickel Base Metal	55	3/2019	USD	3,524,895	(113,777)
LME Zinc Base Metal	1	3/2019	USD	61,700	(1,753)
LME Zinc Base Metal	1	3/2019	USD	61,781	(1,697)
LME Zinc Base Metal	2	3/2019	USD	123,350	444
LME Zinc Base Metal	2	3/2019	USD	123,359	(2,072)
LME Zinc Base Metal	2	3/2019	USD	123,384	(1,180)
LME Zinc Base Metal	6	3/2019	USD	370,745	(18,016)
LME Zinc Base Metal	7	3/2019	USD	432,549	(27,101)
LME Zinc Base Metal	8	3/2019	USD	494,336	(22,752)
LME Zinc Base Metal	8	3/2019	USD	494,364	(23,513)
LME Zinc Base Metal	8	3/2019	USD	494,332	(25,168)
LME Zinc Base Metal	38	3/2019	USD	2,346,975	(114,846)
Long Gilt	231	3/2019	GBP	36,265,262	206,213
Palladium	16	3/2019	USD	1,915,520	115,351
U.S. Treasury 10 Year Note	14	3/2019	USD	1,708,219	3,412
U.S. Treasury 2 Year Note	160	3/2019	USD	33,970,000	21,883
U.S. Treasury 5 Year Note	76	3/2019	USD	8,716,250	12,831
3 Month Canadian Bankers Acceptance	23	6/2019	CAD	4,117,703	1,997
3 Month Euro Euribor	246	6/2019	EUR	70,667,969	473
3 Month Euroswiss	7	6/2019	CHF	1,793,265	(160)
3 Month Sterling	48	6/2019	GBP	7,570,359	(97)
ASX 90 Day Bank Accepted Bill	28	6/2019	AUD	19,629,353	440
3 Month Canadian Bankers Acceptance	25	9/2019	CAD	4,475,535	4,489
3 Month Euro Euribor	335	9/2019	EUR	96,220,442	25,245
3 Month Eurodollar	4	9/2019	USD	973,400	100
3 Month Euroswiss	14	9/2019	CHF	3,586,174	303
3 Month Sterling	50	9/2019	GBP	7,882,206	321
ASX 90 Day Bank Accepted Bill	53	9/2019	AUD	37,158,297	4,081
3 Month Euro Euribor	617	12/2019	EUR	177,173,765	142,402
3 Month Euroswiss	19	12/2019	CHF	4,864,050	(152)
3 Month Sterling	46	12/2019	GBP	7,247,598	110
3 Month Euro Euribor	788	3/2020	EUR	226,209,315	288,862
3 Month Sterling	44	3/2020	GBP	6,930,733	1,027
3 Month Euro Euribor	779	6/2020	EUR	223,514,139	337,956
3 Month Sterling	46	6/2020	GBP	7,243,201	1,953
3 Month Euro Euribor	712	9/2020	EUR	204,178,032	305,194
3 Month Eurodollar	2	9/2020	USD	487,725	77
3 Month Sterling	45	9/2020	GBP	7,083,231	1,736
3 Month Euro Euribor	410	12/2020	EUR	117,503,965	139,191
3 Month Eurodollar	13	12/2020	USD	3,169,725	561
3 Month Sterling	43	12/2020	GBP	6,766,365	2,206

					(814,983)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

31

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
Amsterdam Exchange Index	(45)	1/2019	EUR	$ (5,029,247)	$ 76,077
Brent Crude Oil	(152)	1/2019	USD	(8,177,600)	751,934
CAC 40 10 Euro Index	(153)	1/2019	EUR	(8,289,049)	115,331
Hang Seng Index	(66)	1/2019	HKD	(10,895,626)	(54,291)
HSCEI	(88)	1/2019	HKD	(5,676,368)	(9,344)
IBEX 35 Index	(32)	1/2019	EUR	(3,122,709)	65,252
LME Aluminum Base Metal	(7)	1/2019	USD	(319,588)	27,653
LME Aluminum Base Metal	(8)	1/2019	USD	(365,552)	33,284
LME Aluminum Base Metal	(9)	1/2019	USD	(411,334)	33,575
LME Aluminum Base Metal	(11)	1/2019	USD	(502,848)	38,731
LME Copper Base Metal	(1)	1/2019	USD	(148,902)	7,433
LME Copper Base Metal	(1)	1/2019	USD	(149,023)	1,836
LME Copper Base Metal	(1)	1/2019	USD	(148,938)	7,406
LME Copper Base Metal	(1)	1/2019	USD	(148,991)	7,632
LME Copper Base Metal	(6)	1/2019	USD	(894,044)	38,639
LME Copper Base Metal	(6)	1/2019	USD	(894,092)	22,916
LME Copper Base Metal	(7)	1/2019	USD	(1,042,825)	31,308
LME Nickel Base Metal	(2)	1/2019	USD	(127,569)	15,060
LME Nickel Base Metal	(2)	1/2019	USD	(127,613)	14,106
LME Nickel Base Metal	(3)	1/2019	USD	(191,452)	18,447
LME Nickel Base Metal	(3)	1/2019	USD	(191,435)	20,624
LME Zinc Base Metal	(1)	1/2019	USD	(61,937)	5,012
LME Zinc Base Metal	(1)	1/2019	USD	(61,887)	3,034
LME Zinc Base Metal	(1)	1/2019	USD	(61,887)	5,534
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	8,119
LME Zinc Base Metal	(2)	1/2019	USD	(123,775)	7,219
LME Zinc Base Metal	(3)	1/2019	USD	(185,662)	4,217
MSCI Singapore Index	(52)	1/2019	SGD	(1,303,672)	(6,079)
MSCI Taiwan Index	(218)	1/2019	USD	(7,834,920)	(164,561)
NY Harbor ULSD	(48)	1/2019	USD	(3,385,670)	277,410
OMXS30 Index	(100)	1/2019	SEK	(1,588,918)	41,009
RBOB Gasoline	(70)	1/2019	USD	(3,828,174)	430,156
SGX FTSE China A50 Index	(403)	1/2019	USD	(4,196,238)	5,611
WTI Crude Oil	(141)	1/2019	USD	(6,402,810)	902,851
Lean Hogs	(36)	2/2019	USD	(878,040)	26,165
Live Cattle	(35)	2/2019	USD	(1,734,250)	(47,231)
LME Aluminum Base Metal	(1)	2/2019	USD	(45,906)	2,841
LME Aluminum Base Metal	(1)	2/2019	USD	(45,961)	2,416
LME Aluminum Base Metal	(4)	2/2019	USD	(183,316)	11,561
LME Aluminum Base Metal	(5)	2/2019	USD	(228,953)	17,958
LME Aluminum Base Metal	(5)	2/2019	USD	(229,243)	13,331
LME Aluminum Base Metal	(5)	2/2019	USD	(229,194)	13,390
LME Aluminum Base Metal	(5)	2/2019	USD	(229,858)	12,378
LME Aluminum Base Metal	(8)	2/2019	USD	(367,250)	20,584
LME Aluminum Base Metal	(13)	2/2019	USD	(597,773)	30,154
LME Aluminum Base Metal	(13)	2/2019	USD	(596,154)	34,182
LME Aluminum Base Metal	(16)	2/2019	USD	(734,344)	41,434
LME Aluminum Base Metal	(22)	2/2019	USD	(1,005,906)	83,691
LME Aluminum Base Metal	(24)	2/2019	USD	(1,098,744)	81,607
LME Aluminum Base Metal	(24)	2/2019	USD	(1,098,276)	88,274
LME Aluminum Base Metal	(25)	2/2019	USD	(1,144,281)	86,537
LME Copper Base Metal	(1)	2/2019	USD	(149,149)	4,061
LME Copper Base Metal	(2)	2/2019	USD	(298,240)	4,630
LME Copper Base Metal	(2)	2/2019	USD	(298,272)	5,532
LME Copper Base Metal	(3)	2/2019	USD	(447,431)	14,560

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

32

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Copper Base Metal	(4)	2/2019	USD	$ (596,625)	$ 23,576
LME Copper Base Metal	(4)	2/2019	USD	(596,125)	29,465
LME Copper Base Metal	(6)	2/2019	USD	(894,477)	37,530
LME Copper Base Metal	(6)	2/2019	USD	(894,525)	19,685
LME Copper Base Metal	(7)	2/2019	USD	(1,043,744)	46,398
LME Copper Base Metal	(7)	2/2019	USD	(1,043,795)	47,047
LME Copper Base Metal	(8)	2/2019	USD	(1,193,750)	54,826
LME Copper Base Metal	(8)	2/2019	USD	(1,193,550)	50,426
LME Copper Base Metal	(9)	2/2019	USD	(1,341,644)	53,330
LME Copper Base Metal	(14)	2/2019	USD	(2,086,889)	94,970
LME Nickel Base Metal	(1)	2/2019	USD	(63,939)	2,040
LME Nickel Base Metal	(1)	2/2019	USD	(63,933)	2,538
LME Nickel Base Metal	(2)	2/2019	USD	(127,926)	2,097
LME Nickel Base Metal	(2)	2/2019	USD	(127,766)	8,799
LME Nickel Base Metal	(2)	2/2019	USD	(127,788)	7,754
LME Nickel Base Metal	(2)	2/2019	USD	(127,777)	9,365
LME Nickel Base Metal	(3)	2/2019	USD	(191,781)	10,179
LME Nickel Base Metal	(3)	2/2019	USD	(191,907)	1,944
LME Nickel Base Metal	(4)	2/2019	USD	(255,598)	18,505
LME Nickel Base Metal	(4)	2/2019	USD	(255,445)	24,423
LME Nickel Base Metal	(6)	2/2019	USD	(383,134)	38,336
LME Nickel Base Metal	(6)	2/2019	USD	(383,101)	43,574
LME Nickel Base Metal	(6)	2/2019	USD	(383,529)	21,443
LME Nickel Base Metal	(6)	2/2019	USD	(382,937)	44,204
LME Nickel Base Metal	(6)	2/2019	USD	(383,068)	40,507
LME Nickel Base Metal	(12)	2/2019	USD	(767,700)	19,453
LME Zinc Base Metal	(1)	2/2019	USD	(61,887)	285
LME Zinc Base Metal	(2)	2/2019	USD	(123,576)	(416)
LME Zinc Base Metal	(2)	2/2019	USD	(123,600)	441
LME Zinc Base Metal	(5)	2/2019	USD	(309,437)	12,273
LME Zinc Base Metal	(6)	2/2019	USD	(371,325)	1,249
LME Zinc Base Metal	(8)	2/2019	USD	(494,600)	21,880
LME Zinc Base Metal	(10)	2/2019	USD	(618,562)	21,370
LME Zinc Base Metal	(10)	2/2019	USD	(618,875)	28,308
LME Zinc Base Metal	(11)	2/2019	USD	(680,762)	21,467
LME Zinc Base Metal	(11)	2/2019	USD	(680,762)	41,905
LME Zinc Base Metal	(12)	2/2019	USD	(742,650)	(2,069)
LME Zinc Base Metal	(14)	2/2019	USD	(866,425)	13,819
LME Zinc Base Metal	(14)	2/2019	USD	(866,425)	15,566
Low Sulphur Gasoil	(366)	2/2019	USD	(18,711,750)	1,298,568
Sugar No. 11	(248)	2/2019	USD	(3,341,453)	181,889
Cocoa	(1)	3/2019	GBP	(22,509)	(2,455)
Coffee ‘C’	(55)	3/2019	USD	(2,100,656)	191,942
Copper	(38)	3/2019	USD	(2,499,450)	62,577
Corn	(175)	3/2019	USD	(3,281,250)	(23,938)
Cotton No. 2	(45)	3/2019	USD	(1,624,500)	115,959
DAX Index	(113)	3/2019	EUR	(34,184,869)	719,293
DJIA CBOT E-Mini Index	(51)	3/2019	USD	(5,933,340)	312,991
EURO STOXX 50 Index	(831)	3/2019	EUR	(28,315,996)	650,786
FTSE 100 Index	(298)	3/2019	GBP	(25,292,932)	29,818
FTSE/JSE Top 40 Index	(28)	3/2019	ZAR	(915,812)	(27,608)
FTSE/MIB Index	(40)	3/2019	EUR	(4,171,905)	114,521
KC HRW Wheat	(75)	3/2019	USD	(1,832,812)	57,211
KOSPI 200 Index	(358)	3/2019	KRW	(21,015,415)	19,354
LME Aluminum Base Metal	(1)	3/2019	USD	(46,113)	2,321

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

33

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(1)	3/2019	USD	$ (46,189)	$ 1,859
LME Aluminum Base Metal	(1)	3/2019	USD	(46,178)	2,194
LME Aluminum Base Metal	(11)	3/2019	USD	(506,286)	38,781
LME Aluminum Base Metal	(18)	3/2019	USD	(829,053)	51,644
LME Aluminum Base Metal	(18)	3/2019	USD	(828,662)	58,910
LME Aluminum Base Metal	(19)	3/2019	USD	(874,907)	46,549
LME Aluminum Base Metal	(20)	3/2019	USD	(922,040)	54,706
LME Aluminum Base Metal	(186)	3/2019	USD	(8,593,200)	510,528
LME Copper Base Metal	(1)	3/2019	USD	(149,224)	4,811
LME Copper Base Metal	(1)	3/2019	USD	(149,283)	5,602
LME Copper Base Metal	(1)	3/2019	USD	(149,215)	3,208
LME Copper Base Metal	(1)	3/2019	USD	(149,171)	(127)
LME Copper Base Metal	(1)	3/2019	USD	(149,125)	687
LME Copper Base Metal	(1)	3/2019	USD	(149,288)	908
LME Copper Base Metal	(2)	3/2019	USD	(298,273)	3,277
LME Copper Base Metal	(2)	3/2019	USD	(298,388)	1,986
LME Copper Base Metal	(7)	3/2019	USD	(1,044,367)	56,418
LME Copper Base Metal	(26)	3/2019	USD	(3,880,338)	117,568
LME Nickel Base Metal	(1)	3/2019	USD	(64,140)	122
LME Nickel Base Metal	(8)	3/2019	USD	(512,009)	31,819
LME Nickel Base Metal	(8)	3/2019	USD	(512,114)	13,946
LME Nickel Base Metal	(8)	3/2019	USD	(512,062)	22,635
LME Nickel Base Metal	(8)	3/2019	USD	(512,167)	14,370
LME Nickel Base Metal	(8)	3/2019	USD	(512,376)	8,880
LME Nickel Base Metal	(62)	3/2019	USD	(3,973,518)	129,450
LME Zinc Base Metal	(1)	3/2019	USD	(61,700)	1,246
LME Zinc Base Metal	(1)	3/2019	USD	(61,781)	1,641
LME Zinc Base Metal	(2)	3/2019	USD	(123,383)	657
LME Zinc Base Metal	(2)	3/2019	USD	(123,350)	(727)
LME Zinc Base Metal	(2)	3/2019	USD	(123,359)	590
LME Zinc Base Metal	(6)	3/2019	USD	(370,744)	19,013
LME Zinc Base Metal	(7)	3/2019	USD	(432,549)	27,418
LME Zinc Base Metal	(8)	3/2019	USD	(494,332)	26,844
LME Zinc Base Metal	(8)	3/2019	USD	(494,364)	23,413
LME Zinc Base Metal	(8)	3/2019	USD	(494,336)	20,740
LME Zinc Base Metal	(49)	3/2019	USD	(3,026,363)	48,081
MSCI EAFE E-Mini Index	(6)	3/2019	USD	(514,800)	11,507
MSCI Emerging Markets E-Mini Index	(31)	3/2019	USD	(1,498,540)	12,643
NASDAQ 100 E-Mini Index	(52)	3/2019	USD	(6,586,580)	432,976
Nikkei 225 Index	(63)	3/2019	JPY	(11,495,826)	636,325
Russell 2000 E-Mini Index	(262)	3/2019	USD	(17,671,900)	956,461
S&P 500 E-Mini Index	(47)	3/2019	USD	(5,887,220)	270,103
S&P Midcap 400 E-Mini Index	(24)	3/2019	USD	(3,989,280)	180,099
S&P/TSX 60 Index	(68)	3/2019	CAD	(8,540,346)	200,194
Silver	(12)	3/2019	USD	(932,400)	(58,193)
Soybean	(27)	3/2019	USD	(1,208,250)	1,001
Soybean Meal	(4)	3/2019	USD	(123,960)	1,153
Soybean Oil	(12)	3/2019	USD	(200,520)	(75)
SPI 200 Index	(58)	3/2019	AUD	(5,679,491)	(35,626)
TOPIX Index	(105)	3/2019	JPY	(14,307,513)	960,803
U.S. Treasury Long Bond	(73)	3/2019	USD	(10,658,000)	(463,047)
U.S. Treasury Ultra Bond	(100)	3/2019	USD	(16,065,625)	(849,298)
Wheat	(9)	3/2019	USD	(226,463)	2,576
Platinum	(32)	4/2019	USD	(1,280,960)	(5,740)
3 Month Eurodollar	(85)	6/2019	USD	(20,679,437)	(53,337)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

34

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
3 Month Eurodollar	(6)	12/2019	USD	$ (1,460,250)	$ (9,050)
3 Month Eurodollar	(5)	3/2020	USD	(1,218,062)	(9,203)
3 Month Eurodollar	(8)	6/2020	USD	(1,950,100)	(16,110)

					11,478,726

					$10,663,743

Forward foreign currency contracts outstanding as of December 31, 2018:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	981,200	USD	250,816	CITI**	3/20/2019	$916
BRL	1,471,800	USD	376,223	JPMC**	3/20/2019	1,373
CHF	15,000,800	USD	15,226,369	CITI	3/20/2019	145,740
CHF	22,501,200	USD	22,839,265	JPMC	3/20/2019	218,900
COP	816,144,800	USD	249,211	CITI**	3/20/2019	1,187
COP	1,224,217,200	USD	373,816	JPMC**	3/20/2019	1,781
EUR	28,567,600	USD	32,834,517	CITI	3/20/2019	108,086
EUR	42,851,400	USD	49,252,753	JPMC	3/20/2019	161,152
GBP	918,000	USD	1,168,288	CITI	3/20/2019	6,153
GBP	1,377,000	USD	1,752,433	JPMC	3/20/2019	9,226
HUF	1,953,463,600	USD	6,925,712	CITI	3/20/2019	83,061
HUF	2,930,195,400	USD	10,388,579	JPMC	3/20/2019	124,579
IDR	43,638,854,400	USD	2,964,633	CITI**	3/20/2019	34,841
IDR	65,458,281,600	USD	4,446,915	JPMC**	3/20/2019	52,294
ILS	1,304,000	USD	349,395	CITI	3/20/2019	1,435
ILS	1,956,000	USD	524,092	JPMC	3/20/2019	2,152
INR	638,723,200	USD	8,928,333	CITI**	3/20/2019	179,310
INR	958,084,800	USD	13,392,648	JPMC**	3/20/2019	268,817
JPY	8,090,450,000	USD	72,489,529	CITI	3/20/2019	1,782,323
JPY	12,135,675,000	USD	108,734,430	JPMC	3/20/2019	2,673,349
KRW	5,476,800	USD	4,910	CITI**	3/20/2019	21
KRW	8,215,200	USD	7,364	JPMC**	3/20/2019	32
MXN	82,417,200	USD	4,057,858	CITI	3/20/2019	86,350
MXN	123,625,800	USD	6,086,797	JPMC	3/20/2019	129,518
PHP	121,526,400	USD	2,299,345	CITI**	3/20/2019	6,472
PHP	182,289,600	USD	3,449,024	JPMC**	3/20/2019	9,703
PLN	53,774,800	USD	14,275,674	CITI	3/20/2019	119,344
PLN	80,662,201	USD	21,413,535	JPMC	3/20/2019	178,989
SEK	139,094,400	USD	15,566,329	CITI	3/20/2019	224,363
SEK	208,641,600	USD	23,348,204	JPMC	3/20/2019	337,832
SGD	8,551,600	USD	6,253,496	CITI	3/20/2019	31,820
SGD	12,827,400	USD	9,380,253	JPMC	3/20/2019	47,718
TWD	78,951,200	USD	2,585,786	CITI**	3/20/2019	13,672
TWD	118,426,800	USD	3,878,685	JPMC**	3/20/2019	20,504
USD	62,728,942	AUD	86,718,800	CITI	3/20/2019	1,568,749
USD	94,093,703	AUD	130,078,200	JPMC	3/20/2019	2,353,412
USD	1,388,622	BRL	5,363,200	CITI**	3/20/2019	12,674
USD	2,082,931	BRL	8,044,800	JPMC**	3/20/2019	19,008
USD	37,211,597	CAD	49,668,400	CITI	3/20/2019	764,936

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

35

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	55,817,558	CAD	74,502,600	JPMC	3/20/2019	$ 1,147,566
USD	129,512	CHF	126,000	CITI	3/20/2019	393
USD	194,268	CHF	189,000	JPMC	3/20/2019	589
USD	3,479,574	CLP	2,337,711,224	CITI**	3/20/2019	108,302
USD	5,219,355	CLP	3,506,566,840	JPMC**	3/20/2019	162,447
USD	1,987,716	COP	6,454,609,603	CITI**	3/20/2019	7,402
USD	2,981,570	COP	9,681,914,405	JPMC**	3/20/2019	11,100
USD	11,738,031	EUR	10,166,800	CITI	3/20/2019	14,231
USD	17,607,025	EUR	15,250,200	JPMC	3/20/2019	21,324
USD	36,015,904	GBP	27,981,200	CITI	3/20/2019	218,278
USD	54,023,788	GBP	41,971,800	JPMC	3/20/2019	327,349
USD	163,478	HKD	1,275,200	CITI	3/20/2019	257
USD	245,217	HKD	1,912,800	JPMC	3/20/2019	385
USD	458,703	IDR	6,639,045,370	CITI**	3/20/2019	2,375
USD	688,053	IDR	9,958,568,052	JPMC**	3/20/2019	3,561
USD	4,421,580	ILS	16,323,200	CITI	3/20/2019	29,967
USD	6,632,362	ILS	24,484,800	JPMC	3/20/2019	44,942
USD	1,058,580	KRW	1,173,209,787	CITI**	3/20/2019	2,281
USD	1,587,867	KRW	1,759,814,680	JPMC**	3/20/2019	3,421
USD	5,737,382	NOK	48,851,600	CITI	3/20/2019	68,330
USD	8,606,247	NOK	73,277,400	JPMC	3/20/2019	102,668
USD	9,414,961	NZD	13,876,000	CITI	3/20/2019	88,879
USD	14,122,401	NZD	20,814,000	JPMC	3/20/2019	133,278
USD	116,645	PHP	6,142,000	CITI**	3/20/2019	108
USD	174,967	PHP	9,213,000	JPMC**	3/20/2019	162
USD	55,018	PLN	205,200	CITI	3/20/2019	88
USD	82,527	PLN	307,800	JPMC	3/20/2019	132
USD	2,350,053	ZAR	33,605,600	CITI	3/20/2019	35,641
USD	3,525,075	ZAR	50,408,400	JPMC	3/20/2019	53,454

Total unrealized appreciation						14,370,702

AUD	22,521,600	USD	16,412,169	CITI	3/20/2019	(528,355)
AUD	33,782,400	USD	24,620,594	JPMC	3/20/2019	(794,871)
BRL	1,483,200	USD	387,555	CITI**	3/20/2019	(7,035)
BRL	2,224,800	USD	581,333	JPMC**	3/20/2019	(10,552)
CAD	31,656,800	USD	23,916,901	CITI	3/20/2019	(687,146)
CAD	47,485,200	USD	35,875,394	JPMC	3/20/2019	(1,030,763)
CLP	2,004,637,200	USD	2,989,246	CITI**	3/20/2019	(98,309)
CLP	3,006,955,800	USD	4,483,878	JPMC**	3/20/2019	(147,469)
COP	4,294,782,400	USD	1,341,208	CITI**	3/20/2019	(23,543)
COP	6,442,173,600	USD	2,011,814	JPMC**	3/20/2019	(35,318)
EUR	22,569,600	USD	26,057,432	CITI	3/20/2019	(31,397)
EUR	33,854,400	USD	39,086,197	JPMC	3/20/2019	(47,145)
GBP	21,888,400	USD	28,130,616	CITI	3/20/2019	(127,786)
GBP	32,832,598	USD	42,195,971	JPMC	3/20/2019	(191,730)
HKD	1,266,000	USD	162,248	CITI	3/20/2019	(203)
HKD	1,899,000	USD	243,371	JPMC	3/20/2019	(305)
IDR	20,322,736,400	USD	1,403,791	CITI**	3/20/2019	(6,928)
IDR	30,484,104,600	USD	2,105,690	JPMC**	3/20/2019	(10,395)
ILS	6,508,400	USD	1,763,570	CITI	3/20/2019	(12,543)
ILS	9,762,600	USD	2,645,360	JPMC	3/20/2019	(18,818)
KRW	1,270,920,400	USD	1,146,663	CITI**	3/20/2019	(2,391)
KRW	1,906,380,600	USD	1,719,998	JPMC**	3/20/2019	(3,589)
MXN	16,814,800	USD	846,014	CITI	3/20/2019	(510)
MXN	25,222,200	USD	1,269,022	JPMC	3/20/2019	(767)
NOK	43,931,600	USD	5,176,804	CITI	3/20/2019	(78,699)
NOK	65,897,400	USD	7,764,912	JPMC	3/20/2019	(117,757)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

36

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
NZD	117,287,200	USD	80,460,918	CITI	3/20/2019	$ (1,632,006)
NZD	175,930,800	USD	120,691,530	JPMC	3/20/2019	(2,448,160)
TWD	6,157,200	USD	202,740	CITI**	3/20/2019	(15)
TWD	9,235,800	USD	304,111	JPMC**	3/20/2019	(23)
USD	774,860	BRL	3,041,600	CITI**	3/20/2019	(5,475)
USD	1,162,288	BRL	4,562,400	JPMC**	3/20/2019	(8,213)
USD	8,553,521	CHF	8,415,200	CITI	3/20/2019	(69,977)
USD	12,830,266	CHF	12,622,800	JPMC	3/20/2019	(104,981)
USD	142,769	CLP	99,184,800	CITI**	3/20/2019	(268)
USD	214,153	CLP	148,777,200	JPMC**	3/20/2019	(402)
USD	111,299	COP	366,529,600	CITI**	3/20/2019	(1,154)
USD	166,949	COP	549,794,400	JPMC**	3/20/2019	(1,732)
USD	182,462,179	EUR	159,145,199	CITI	3/20/2019	(1,055,409)
USD	273,692,933	EUR	238,717,804	JPMC	3/20/2019	(1,583,454)
USD	3,788,157	GBP	2,974,000	CITI	3/20/2019	(16,617)
USD	5,688,840	GBP	4,461,000	JPMC	3/20/2019	(18,321)
USD	7,302,643	HUF	2,055,244,413	CITI	3/20/2019	(71,307)
USD	10,953,950	HUF	3,082,866,619	JPMC	3/20/2019	(106,975)
USD	1,388,666	IDR	20,399,629,710	CITI**	3/20/2019	(13,482)
USD	2,082,997	IDR	30,599,444,556	JPMC**	3/20/2019	(20,225)
USD	6,095,336	INR	437,414,788	CITI**	3/20/2019	(141,823)
USD	9,142,993	INR	656,122,180	JPMC**	3/20/2019	(212,746)
USD	105,990,419	JPY	11,877,301,660	CITI	3/20/2019	(3,045,443)
USD	158,985,429	JPY	17,815,952,488	JPMC	3/20/2019	(4,568,364)
USD	8,044,205	KRW	9,025,454,710	CITI**	3/20/2019	(81,854)
USD	12,066,546	KRW	13,538,182,070	JPMC**	3/20/2019	(122,543)
USD	6,928,229	MXN	143,846,791	CITI	3/20/2019	(304,863)
USD	10,399,108	MXN	215,770,201	JPMC	3/20/2019	(450,529)
USD	744,540	NOK	6,450,800	CITI	3/20/2019	(4,053)
USD	1,116,809	NOK	9,676,200	JPMC	3/20/2019	(6,079)
USD	4,916,181	NZD	7,317,600	CITI	3/20/2019	(1,990)
USD	7,374,262	NZD	10,976,400	JPMC	3/20/2019	(2,993)
USD	1,875,058	PHP	99,598,800	CITI**	3/20/2019	(14,710)
USD	2,812,583	PHP	149,398,200	JPMC**	3/20/2019	(22,069)
USD	2,305,129	PLN	8,696,000	CITI	3/20/2019	(22,710)
USD	3,457,689	PLN	13,044,000	JPMC	3/20/2019	(34,069)
USD	19,647,839	SEK	176,061,598	CITI	3/20/2019	(339,555)
USD	29,471,722	SEK	264,092,402	JPMC	3/20/2019	(509,369)
USD	3,752,641	SGD	5,132,400	CITI	3/20/2019	(19,607)
USD	5,628,954	SGD	7,698,600	JPMC	3/20/2019	(29,417)
USD	6,157,058	TWD	188,087,602	CITI**	3/20/2019	(35,704)
USD	9,235,586	TWD	282,131,398	JPMC**	3/20/2019	(53,557)
USD	2,461,362	ZAR	35,966,000	CITI	3/20/2019	(15,614)
USD	3,692,038	ZAR	53,949,000	JPMC	3/20/2019	(23,423)
ZAR	177,884,000	USD	12,689,657	CITI	3/20/2019	(438,806)
ZAR	266,826,000	USD	19,036,154	JPMC	3/20/2019	(659,881)

Total unrealized depreciation						(22,334,291)

Net unrealized depreciation						$(7,963,589)

** Non-deliverable forward.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

37

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
BARC
Cash	$—	$9,457,948	$9,457,948

CITI
Cash	8,014,262	—	8,014,262

GSCO
Cash	—	3,194,916	3,194,916

GSIN
Cash	(110,000)	—	(110,000)
U.S. Treasury Bills	327,649	—	327,649

JPMC
Investment Companies	23,118,332	—	23,118,332

JPMS
Cash	—	1,198,240	1,198,240

MLIN
Cash	120,000	—	120,000

MSCL
Cash	—	2,188,583	2,188,583

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2018

38

Consolidated Schedule of Investments	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2018 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ EXCHANGE CLEARED	TOTAL
CITI
Cash	$876,361	$—	$876,361

GSCO
Cash	—	(857,585)	(857,585)

GSIN
Cash	(150,000)	—	(150,000)
U.S. Treasury Bills	744,315	—	744,315

JPPC
Cash	—	385,443	385,443

MSCL
Cash	—	(1,112,980)	(1,112,980)
U.S. Treasury Bills	—	3,614,280	3,614,280

SOCG
Cash	275,022	—	275,022

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital, Inc.

CITI - Citibank NA

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Ltd.

MLIN - Merrill Lynch International

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

SOCG - Societe Generale

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

39

Consolidated Statements of Assets and Liabilities	December 31, 2018

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**

ASSETS:
Investments in securities of unaffiliated issuers, at cost	$6,388,773,456	$482,470,467
Investments in securities of affiliated issuers, at cost	$548,920,141	$—

Investments in securities of unaffiliated issuers, at value	$6,387,464,536	$482,458,655
Investments in securities of affiliated issuers, at value	548,985,680	—
Cash	12,725	—
Cash denominated in foreign currencies‡	7,487,509	494,482
Unrealized appreciation on forward foreign currency exchange contracts	135,033,227	14,370,702
Unrealized appreciation on OTC swaps	14,380,531	1,391,489
Due from broker	93,895,866	9,420,987
Deposits with brokers for futures contracts	125,866,373	26,216,708
Variation margin on futures contracts	4,855,109	654,592
Receivables:
Securities sold	1,692,474,378	163,503,107
Dividends and interest	1,948,666	169,694
Capital shares sold	23,418,879	3,223,629
Prepaid expenses	231,219	58,780

Total Assets	9,036,054,698	701,962,825

LIABILITIES:
Due to custodian	—	799,119
Due to broker	1,904,657	267,285
Unrealized depreciation on forward foreign currency exchange contracts	210,043,222	22,334,291
Unrealized depreciation on OTC swaps	8,496,331	756,012
Deposits from brokers for futures contracts	5,038,272	29,764
Variation margin on futures contracts	18,131,739	1,723,228
Payables:
Securities purchased	1,692,498,375	186,793,275
Accrued investment advisory fees	6,592,032	636,305
Accrued distribution fees—Class N	389,384	13,169
Capital shares redeemed	52,733,027	3,177,193
Other accrued expenses and liabilities	1,925,869	229,677

Total Liabilities	1,997,752,908	216,759,318

Net Assets	$7,038,301,790	$485,203,507

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$8,184,240,042	$592,362,335
Total distributable earnings (loss)	(1,145,938,252)	(107,158,828)

Net Assets	$7,038,301,790	$485,203,507

NET ASSETS:
Class I	$4,254,641,683	$244,568,848
Class N	1,811,668,535	59,230,851
Class R6	971,991,572	181,403,808

SHARES OUTSTANDING:
Class I	505,883,440	31,271,904
Class N	219,062,904	7,661,123
Class R6	115,388,592	23,133,614

NET ASSET VALUE:
Class I	$8.41	$7.82
Class N	$8.27	$7.73
Class R6	$8.42	$7.84

‡ Cash denominated in foreign currencies at cost	$7,433,482	$489,682

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

40

Consolidated Statements of Operations	December 31, 2018

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$15,922,351	$2,198,667
Affiliated issuers	10,671,558	—
Interest income	142,375,059	8,842,728

Total Income	168,968,968	11,041,395

EXPENSES:
Investment advisory fees	100,166,735	9,675,230
Custody fees	479,004	122,651
Administration & accounting fees	2,647,175	199,102
Legal fees	174,299	19,843
Audit & tax fees	109,701	111,482
Shareholder reporting fees	704,158	55,984
Transfer agent fees	5,799,589	411,471
Trustee fees	327,719	28,701
Distribution fees—Class N	6,779,531	213,382
Interest expense	—	1,877
Recoupment of waiver	—	44,118
Registration fees	221,912	104,962
Pricing fee	191	74
Other expenses	331,221	23,727

Total Expenses	117,741,235	11,012,604

Less fee waivers and/or reimbursements	—	(58,604)

Net Expenses	117,741,235	10,954,000

Net Investment Income (Loss)	51,227,733	87,395

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	(356,970)	(1,616)
Transactions in investment securities of affiliated issuers	46,767	—
Settlement of foreign currency and foreign currency transactions	(30,632,126)	(3,154,810)
Settlement of forward foreign currency contracts	(457,144,250)	(46,362,782)
Expiration or closing of futures contracts	(210,883,223)	(28,111,871)
Expiration or closing of swap contracts	(141,553,396)	(14,984,503)

Net realized gain (loss)	(840,523,198)	(92,615,582)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	168,152	34,449
Investment securities of affiliated issuers	65,539	—
Foreign currency and foreign currency transactions	574,382	96,692
Forward foreign currency exchange contracts	(32,870,466)	(3,867,123)
Futures contracts	(84,122,490)	(7,338,710)
Swap contracts	1,988,612	295,025

Net change in unrealized appreciation (depreciation)	(114,196,271)	(10,779,667)

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(954,719,469)	(103,395,249)

Net increase (decrease) in net assets resulting from operations	$(903,491,736)	$(103,307,854)

† Net of foreign taxes withheld of	$348,939	$1,569

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

41

Consolidated Statements of Changes in Net Assets	December 31, 2018

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED DECEMBER 31, 2017

OPERATIONS:
Net investment income (loss)	$51,227,733	$(53,053,526)	$87,395	$(6,269,361)
Net realized gain (loss)	(840,523,198)	(286,092,542)	(92,615,582)	(21,492,358)
Net change in unrealized appreciation (depreciation)	(114,196,271)	175,069,336	(10,779,667)	16,127,707
Net increase (decrease) in net assets resulting from operations	(903,491,736)	(164,076,732)	(103,307,854)	(11,634,012)

CAPITAL TRANSACTIONS:

CLASS I
Proceeds from shares sold	2,614,472,764	2,926,054,708	179,261,874	412,207,460
Cost of shares redeemed	(3,801,315,537)	(4,509,138,890)	(348,055,614)	(355,005,253)

Net increase (decrease) from capital transactions	(1,186,842,773)	(1,583,084,182)	(168,793,740)	57,202,207

CLASS N
Proceeds from shares sold	678,584,221	1,361,742,244	59,101,705	51,469,716
Cost of shares redeemed	(1,931,685,708)	(1,329,701,417)	(87,274,290)	(65,942,623)

Net increase (decrease) from capital transactions	(1,253,101,487)	32,040,827	(28,172,585)	(14,472,907)

CLASS R6
Proceeds from shares sold	444,551,835	1,164,399,126	101,293,925	106,785,812
Cost of shares redeemed	(1,186,157,737)	(484,097,033)	(138,016,109)	(47,165,170)

Net increase (decrease) from capital transactions	(741,605,902)	680,302,093	(36,722,184)	59,620,642

Net increase (decrease) in net assets resulting from capital transactions	(3,181,550,162)	(870,741,262)	(233,688,509)	102,349,942
Total increase (decrease) in net assets	(4,085,041,898)	(1,034,817,994)	(336,996,363)	90,715,930

NET ASSETS:
Beginning of period	11,123,343,688	12,158,161,682	822,199,870	731,483,940

End of period	$7,038,301,790	$11,123,343,688	$485,203,507	$822,199,870

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	645,147,269	821,325,811	50,683,732	44,297,366
Shares sold	294,436,420	320,666,048	21,493,989	46,169,310
Shares redeemed	(433,700,249)	(496,844,590)	(40,905,817)	(39,782,944)

Shares outstanding, end of period	505,883,440	645,147,269	31,271,904	50,683,732

CLASS N
Shares outstanding, beginning of period	365,313,253	361,866,517	10,760,367	12,612,500
Shares sold	76,718,388	151,983,418	7,085,031	5,702,778
Shares redeemed	(222,968,737)	(148,536,682)	(10,184,275)	(7,554,911)

Shares outstanding, end of period	219,062,904	365,313,253	7,661,123	10,760,367

CLASS R6
Shares outstanding, beginning of period	199,171,371	125,447,820	28,585,910	21,880,192
Shares sold	49,367,498	126,885,629	11,373,363	12,000,063
Shares redeemed	(133,150,277)	(53,162,078)	(16,825,659)	(5,294,345)

Shares outstanding, end of period	115,388,592	199,171,371	23,133,614	28,585,910

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

42

[Intentionally Left Blank]

Consolidated Financial Highlights	December 31, 2018

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.23	0.06	(0.88)	(0.82)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.03)	(0.06)	(0.09)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.08)	(0.78)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.63	(0.12)	0.34	0.22	(0.46)	(0.21)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.59	(0.12)	1.13	1.01	(0.44)	(0.53)	(0.97)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.10	0.03	(0.86)	(0.83)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	(0.06)	(0.05)	(0.11)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.09	(0.11)	(0.77)	(0.88)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.54	(0.15)	0.34	0.19	(0.43)	(0.21)	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.51	(0.15)	1.11	0.96	(0.40)	(0.53)	(0.93)
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.24	0.06	(0.88)	(0.82)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.02)	(0.06)	(0.08)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.07)	(0.79)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.62	(0.11)	0.34	0.23	(0.46)	(0.21)	(0.67)
FOR THE PERIOD 9/02/14[6]-12/31/14	$10.28	(0.04)	1.36	1.32	(0.45)	(0.53)	(0.98)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.14	0.00 [5]	(1.32)	(1.32)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.29	(0.08)	(0.07)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.28)	(1.41)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.18)	0.46	0.28	(0.51)	(0.30)	(0.81)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.80	(0.17)	1.72	1.55	(0.86)	(0.26)	(1.12)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.06	(0.02)	(1.31)	(1.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	(0.10)	(0.07)	(0.17)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.66	(0.16)	(1.27)	(1.43)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.21	(0.21)	0.46	0.25	(0.50)	(0.30)	(0.80)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.79	(0.19)	1.71	1.52	(0.84)	(0.26)	(1.10)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.15	0.01	(1.32)	(1.31)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.30	(0.07)	(0.08)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.27)	(1.40)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.17)	0.46	0.29	(0.52)	(0.30)	(0.82)
FOR THE PERIOD 9/02/14[6]-12/31/14	$10.33	(0.06)	2.09	2.03	(0.87)	(0.26)	(1.13)

*	Annualized for periods less than one year.
[1]	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
[2]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
[5]	Amount is less than $.005 per share.
[6]	Commencement of offering of shares.
[7]	Certain expenses incurred by the Fund were not annualized for the period.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

44

Consolidated Financial Highlights	December 31, 2018

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.41	(8.88)%	$4,254,642	1.16%	1.16%	1.16%	0.62%	0%
$9.23	(0.97)%	$5,956,726	1.19%	1.19%	1.19%	(0.38)%	0%
$9.32	(8.43)%	$7,654,491	1.20%	1.20%	1.20%	(0.81)%	0%
$10.18	2.00%	$7,778,072	1.21%	1.21%	1.21%	(1.11)%	0%
$10.63	9.69%	$5,633,607	1.23%	1.23%	1.23%	(1.20)%	0%

$8.27	(9.12)%	$1,811,668	1.45%	1.45%	1.45%	0.30%	0%
$9.10	(1.19)%	$3,325,717	1.46%	1.46%	1.46%	(0.63)%	0%
$9.21	(8.71)%	$3,334,207	1.48%	1.48%	1.47%	(1.08)%	0%
$10.09	1.75%	$1,588,011	1.47%	1.47%	1.47%	(1.38)%	0%
$10.54	9.34%	$1,310,969	1.50%	1.50%	1.50%	(1.47)%	0%

$8.42	(8.87)%	$971,992	1.11%	1.11%	1.11%	0.66%	0%
$9.24	(0.86)%	$1,840,901	1.11%	1.11%	1.11%	(0.27)%	0%
$9.32	(8.43)%	$1,169,464	1.13%	1.13%	1.13%	(0.73)%	0%
$10.18	2.16%	$240,185	1.13%	1.13%	1.13%	(1.01)%	0%
$10.62	12.99%	$113	1.16%	1.15%	1.15%	(1.11)%	0%

$7.82	(14.44)%	$244,569	1.65%	1.64%	1.64%	0.00%	0%
$9.14	(1.61)%	$463,124	1.64%	1.64%	1.64%	(0.85)%	0%
$9.29	(13.17)%	$411,599	1.66%	1.64%	1.64%	(1.29)%	0%
$10.70	2.48%	$258,691	1.65%	1.61%	1.61%	(1.52)%	0%
$11.23	14.68%	$146,261	1.76%[7]	1.65%	1.65%	(1.62)%	0%

$7.73	(14.68)%	$59,231	1.91%	1.90%	1.90%	(0.24)%	0%
$9.06	(1.84)%	$97,440	1.90%	1.90%	1.90%	(1.13)%	0%
$9.23	(13.40)%	$116,422	1.91%	1.90%	1.90%	(1.55)%	0%
$10.66	2.19%	$137,115	1.92%	1.89%	1.89%	(1.78)%	0%
$11.21	14.37%	$9,367	2.12%[7]	1.90%	1.90%	(1.88)%	0%

$7.84	(14.32)%	$181,404	1.56%	1.55%	1.55%	0.12%	0%
$9.15	(1.61)%	$261,636	1.55%	1.55%	1.55%	(0.75)%	0%
$9.30	(13.07)%	$203,463	1.57%	1.55%	1.55%	(1.20)%	0%
$10.70	2.54%	$133,722	1.59%	1.55%	1.55%	(1.45)%	0%
$11.23	19.94%	$45,436	1.68%[7]	1.55%	1.55%	(1.52)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2018

45

Notes to Consolidated Financial Statements	December 31, 2018

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2018, the Trust consists of thirty-nine active series, two of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The investment objective of the AQR Managed Futures Strategy Fund and the AQR Managed Futures Strategy HV Fund is to seek positive absolute returns. Each fund offers Class I, Class N and Class R6 shares.

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets and the Financial Highlights of the AQR Managed Futures Strategy Fund and the AQR Managed Futures Strategy HV Fund (“Consolidated Funds”) include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., and AQR Managed Futures Strategy HV Offshore Fund Ltd., respectively, which are wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each Consolidated Fund may invest up to 25% of its total assets (on a tax basis) in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2018	% OF TOTAL ASSETS AT DECEMBER 31, 2018
AQR Managed Futures Strategy Offshore Fund Ltd	$1,636,439,762	14.0%
AQR Managed Futures Strategy HV Offshore Fund Ltd	111,756,154	13.9%

3. Significant Accounting Policies

The Funds are investment companies and apply specialized accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Certain prior period amounts have been reclassified to reflect current period presentation.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

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46

Notes to Consolidated Financial Statements	December 31, 2018

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Realized gains and losses on investment transactions are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Certain fixed-income investments may pay interest in-kind, which represents contractual interest accrued and increases the principal balance. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. The Funds are charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2018, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Code and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital.

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47

Notes to Consolidated Financial Statements	December 31, 2018

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Limited Purpose Cash Investment Fund: The Funds may invest in the Limited Purpose Cash Investment Fund (the “LPCI Fund”), which is managed by UBS Asset Management (Americas) Inc. (“UBS AM”). The LPCI Fund is a registered investment company under the 1940 Act and is subject to the money market regulations as prescribed in Rule 2a-7 of the 1940 Act. Pursuant to the LPCI Fund’s eligibility requirements, shares of the LPCI Fund are only available for sale to the Adviser and funds advised by the Adviser. Those Funds investing in the LPCI Fund indirectly bear their share of the advisory and operating expenses borne by the LPCI Fund. Section 2a-3 of the 1940 Act defines an affiliated person as, among other things, a company in which a Fund owns at least 5% of the outstanding voting securities. The LPCI Fund may be considered an affiliated person of some of the Funds in the Trust. Further, pursuant to the 1940 Act, control is presumed to exist when, among other things, a Fund owns more than 25% of the outstanding voting securities of portfolio company. However, the Funds do not invest in the LPCI Fund for the purpose of exercising significant influence over its management, board or policies. A summary of transactions with each affiliated person is included in the Schedules of Investments, if applicable.

Futures Contracts: The Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as net change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: The Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: The Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration at a periodic reset date or closing of swap contracts in the Statements of Operations. The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly.

Total Return Swap Contracts: The Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to potential unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) from the expiration

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48

Notes to Consolidated Financial Statements	December 31, 2018

or closing of swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Master Agreements: The Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between the Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which are referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between the Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity. Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash).

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

AQR Funds	Annual Report	December 2018

49

Notes to Consolidated Financial Statements	December 31, 2018

The Adviser has established a Valuation Committee (the “VC”) to assist the Board with oversight and monitoring of the valuation of the Funds’ investments. This includes administering, implementing and overseeing the continual appropriateness of valuation approaches applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of approaches and techniques, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had an active ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 — Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1. Investments in mutual funds are valued daily at their NAVs which are also classified as Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are generally based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices.

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50

Notes to Consolidated Financial Statements	December 31, 2018

Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market. For option contracts, if no sales occurred on such date, contracts will be valued at the mid price published by the exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs typically may include market prices for reference securities, yield curves, credit spreads, measures of volatility, prepayment rates and implied correlations of such inputs which are obtained from outside brokers and/or pricing services when available. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also may include other unobservable inputs which may be considered significant to the fair value determination.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

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51

Notes to Consolidated Financial Statements	December 31, 2018

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR MANAGED FUTURES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$994,289,653	$5,942,160,563	$—	$6,936,450,216
Futures Contracts*	164,744,654	—	—	164,744,654
Forward Foreign Currency Exchange Contracts*	—	135,033,227	—	135,033,227
Total Return Swaps Contracts*	—	14,380,531	—	14,380,531

Total Assets	$1,159,034,307	$6,091,574,321	$—	$7,250,608,628

LIABILITIES
Futures Contracts*	$(63,163,913)	$—	$—	$(63,163,913)
Forward Foreign Currency Exchange Contracts*	—	(210,043,222)	—	(210,043,222)
Total Return Swaps Contracts*	—	(8,496,331)	—	(8,496,331)

Total Liabilities	$(63,163,913)	$(218,539,553)	$—	$(281,703,466)

AQR MANAGED FUTURES STRATEGY HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$104,548,336	$377,910,319	$—	$482,458,655
Futures Contracts*	17,401,615	—	—	17,401,615
Forward Foreign Currency Exchange Contracts*	—	14,370,702	—	14,370,702
Total Return Swaps Contracts*	—	1,391,489	—	1,391,489

Total Assets	$121,949,951	$393,672,510	$—	$515,622,461

LIABILITIES
Futures Contracts*	$(6,737,872)	$—	$—	$(6,737,872)
Forward Foreign Currency Exchange Contracts*	—	(22,334,291)	—	(22,334,291)
Total Return Swaps Contracts*	—	(756,012)	—	(756,012)

Total Liabilities	$(6,737,872)	$(23,090,303)	$—	$(29,828,175)

*	Derivative instruments, including futures, total return swap, and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.

During the period ended December 31, 2018, there were no transfers to or from Level 3 for either of the Funds. There were no Level 3 securities held at period end.

6. Federal Income Tax Matters

At December 31, 2018, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Managed Futures Strategy Fund	$6,903,768,532	$332,301,589	$(267,164,959)	$65,136,630
AQR Managed Futures Strategy HV Fund	478,947,890	35,031,585	(28,185,189)	6,846,396

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to differences in the tax treatment of mark to market gain/loss on regulated futures contracts and forward foreign currency contracts.

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52

Notes to Consolidated Financial Statements	December 31, 2018

As of December 31, 2018, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Fund	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Managed Futures Strategy Fund	$—	$(1,004,625,127)	$63,410,720	$(166,273,048)	$(38,450,797)	$(1,145,938,252)
AQR Managed Futures Strategy HV Fund	—	(91,738,657)	6,660,674	(17,983,872)	(4,096,973)	(107,158,828)

The differences between book basis and tax basis components of net assets are primarily attributable to mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, loss deferrals from tax straddles, certain late year loss deferrals, and capital loss carryforwards.

As of December 31, 2018, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
AQR Managed Futures Strategy Fund	$114,271,882	$(114,271,882)
AQR Managed Futures Strategy HV Fund	19,999,531	(19,999,531)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of net operating losses and income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

As of December 31, 2018, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Managed Futures Strategy Fund	$468,771,673	$535,853,454
AQR Managed Futures Strategy HV Fund	44,549,685	47,188,972

7. Investment Transactions

During the year ended December 31, 2018, there was no cost of purchases or proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments).

8. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

AQR Funds	Annual Report	December 2018

53

Notes to Consolidated Financial Statements	December 31, 2018

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at December 31, 2018.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE**	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS

Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$55,014,210	$368,522	$—	$2,822,296	$1,222,057	$—
AQR Managed Futures Strategy HV Fund	5,811,154	47,458	—	297,509	95,889	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	135,033,227	—	—	210,043,222
AQR Managed Futures Strategy HV Fund	—	—	14,370,702	—	—	22,334,291

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	36,299,376	—	—	14,176,411	—	—
AQR Managed Futures Strategy HV Fund	3,838,092	—	—	1,516,369	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	73,431,068	14,012,009	—	46,165,206	7,274,274	—
AQR Managed Futures Strategy HV Fund	7,752,369	1,344,031	—	4,923,994	660,123	—

Net Fair Value of Derivative Contracts:
AQR Managed Futures Strategy Fund	101,580,741	5,884,200	—	—	—	75,009,995
AQR Managed Futures Strategy HV Fund	10,663,743	635,477	—	—	—	7,963,589

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2018:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS			NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS

Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$(76,437,598)	$(70,284,561)	$—	$26,896,182	$(10,225,264)	$—
AQR Managed Futures Strategy HV Fund	(10,704,239)	(7,641,185)	—	3,067,689	(993,310)	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	(457,144,250)	—	—	(32,870,466)
AQR Managed Futures Strategy HV Fund	—	—	(46,362,782)	—	—	(3,867,123)

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	(116,131,197)	(666,905)	—	8,348,689	—	—
AQR Managed Futures Strategy HV Fund	(11,856,976)	(37,670)	—	1,232,765	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	(18,314,428)	(70,601,930)	—	(119,367,361)	12,213,876	—
AQR Managed Futures Strategy HV Fund	(5,550,656)	(7,305,648)	—	(11,639,164)	1,288,335	—

AQR Funds	Annual Report	December 2018

54

Notes to Consolidated Financial Statements	December 31, 2018

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2018:

AQR MANAGED FUTURES STRATEGY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$54,015,516	$(54,015,516)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	81,017,711	(81,017,711)	—	—	—	—
MSCS	Total Return Swap Contracts	368,522	(368,522)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		135,401,749	(135,401,749)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$84,011,715	$(54,015,516)	$29,996,199	$—	$(29,996,199)	$—
JPMC	Forward Foreign Currency Exchange Contracts	126,031,507	(81,017,711)	45,013,796	—	(45,013,796)	—
MLIN	Total Return Swap Contracts	230,280	—	230,280	—	—	230,280
MSCS	Total Return Swap Contracts	991,777	(368,522)	623,255	(623,255)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		211,265,279	(135,401,749)	75,863,530	(623,255)	(75,009,995)	230,280

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 640,000 and total additional collateral pledged was $ 261,377,279.

AQR MANAGED FUTURES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$2,856,156	$(1,523,066)	$1,333,090	$—	$—	$1,333,090
GSIN	Total Return Swap Contracts	3,620,580	(1,636,731)	1,983,849	—	(1,720,000)	263,849
MACQ	Total Return Swap Contracts	5,365,081	(2,854,961)	2,510,120	—	—	2,510,120
MLIN	Total Return Swap Contracts	413,321	(413,321)	—	—	—	—
SOCG	Total Return Swap Contracts	1,756,871	(725,691)	1,031,180	—	—	1,031,180
Total financial instruments subject to a master netting arrangement or similar arrangement		14,012,009	(7,153,770)	6,858,239	—	(1,720,000)	5,138,239

AQR Funds	Annual Report	December 2018

55

Notes to Consolidated Financial Statements	December 31, 2018

AQR MANAGED FUTURES STRATEGY OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,523,066	$(1,523,066)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	1,636,731	(1,636,731)	—	—	—	—
MACQ	Total Return Swap Contracts	2,854,961	(2,854,961)	—	—	—	—
MLIN	Total Return Swap Contracts	533,825	(413,321)	120,504	—	(120,504)	—
SOCG	Total Return Swap Contracts	725,691	(725,691)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		7,274,274	(7,153,770)	120,504	—	(120,504)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 28,545,028.

AQR MANAGED FUTURES STRATEGY HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$5,747,985	$(5,747,985)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	8,622,717	(8,622,717)	—	—	—	—
MLIN	Total Return Swap Contracts	47,458	(47,458)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		14,418,160	(14,418,160)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$8,937,287	$(5,747,985)	$3,189,302	$—	$(3,189,302)	$—
GSIN	Total Return Swap Contracts	6,062	—	6,062	(6,062)	—	—
JPMC	Forward Foreign Currency Exchange Contracts	13,397,004	(8,622,717)	4,774,287	—	(4,774,287)	—
MLIN	Total Return Swap Contracts	89,827	(47,458)	42,369	—	(42,369)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		22,430,180	(14,418,160)	8,012,020	(6,062)	(8,005,958)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 110,000 and total additional collateral pledged was $ 23,568,223.

AQR Funds	Annual Report	December 2018

56

Notes to Consolidated Financial Statements	December 31, 2018

AQR MANAGED FUTURES STRATEGY HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL (RECEIVED)/ PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$307,232	$(190,668)	$116,564	$—	$—	$116,564
GSIN	Total Return Swap Contracts	237,233	(130,355)	106,878	—	(106,878)	—
MACQ	Total Return Swap Contracts	557,559	(185,291)	372,268	—	—	372,268
SOCG	Total Return Swap Contracts	242,007	(153,809)	88,198	—	—	88,198
Total financial instruments subject to a master netting arrangement or similar arrangement		1,344,031	(660,123)	683,908	—	(106,878)	577,030

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS ELIGIBLE TO OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED/ (PLEDGED) (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$190,668	$(190,668)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	130,355	(130,355)	—	—	—	—
MACQ	Total Return Swap Contracts	185,291	(185,291)	—	—	—	—
SOCG	Total Return Swap Contracts	153,809	(153,809)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		660,123	(660,123)	—	—	—	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral received was $ 43,122 and total additional collateral pledged was $ 1,895,698.

For the year ended December 31, 2018, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND
Futures Contracts:
Average Notional Balance—Long	19,088,059,742	1,951,235,596
Average Notional Balance—Short	35,612,747,386	3,687,426,929
Ending Notional Balance—Long	22,283,133,415	2,330,623,508
Ending Notional Balance—Short	4,010,042,223	426,250,129
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	13,016,586,973	1,329,614,226
Average Settlement Value—Sold	14,014,715,128	1,433,737,517
Ending Value— Purchased	9,182,740,459	973,798,078
Ending Value—Sold	13,034,830,775	1,379,759,398
Total Return Swaps:
Average Notional Balance—Long	1,058,608,037	108,121,449
Average Notional Balance—Short	1,049,593,666	104,923,100
Ending Notional Balance—Long	215,834,039	18,876,440
Ending Notional Balance—Short	658,548,665	63,396,365

*	Notional values as of each quarter end are used to calculate the average represented.

AQR Funds	Annual Report	December 2018

57

Notes to Consolidated Financial Statements	December 31, 2018

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to the Third Amended and Restated Investment Management Agreement, dated January 29, 2017, as amended (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund’s investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2019 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy Fund	1.25%	1.50%	1.15%
AQR Managed Futures Strategy HV Fund	1.65	1.90	1.55

For the year ended December 31, 2018 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Managed Futures Strategy HV Fund	$56,489	$2,115	$58,604

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable month during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.

For the year ended December 31, 2018, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2018 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2018	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2018	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2019	2020	2021
AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$28,563	$108,250	$59,386	$20,301	$28,563
Class N	7,022	32,706	19,395	6,289	7,022
Class R6	23,019	62,506	28,571	10,916	23,019

Totals	$58,604	$203,462	$107,352	$37,506	$58,604

AQR Funds	Annual Report	December 2018

58

Notes to Consolidated Financial Statements	December 31, 2018

During the year ended December 31, 2018, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy HV Fund	$22,900	$5,369	$15,849

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

The Funds are non-diversified. Because the Funds may invest in securities of a smaller number of issuers, the Funds may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Funds’ performance.

The investment techniques and strategies utilized by the Funds, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover will cause the Funds to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Funds.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated.

Investment in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause

AQR Funds	Annual Report	December 2018

59

Notes to Consolidated Financial Statements	December 31, 2018

the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be deposited with or returned to the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Funds to potential risks. Such models may produce unexpected results, which can result in losses for the Funds.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

Please refer to the Funds’ prospectuses for a more complete description of the principal risks of investing in the Funds.

12. Interfund Lending

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Funds may participate in a joint lending and borrowing program (the “Interfund Lending Program”) to the extent such participation is consistent with each Fund’s investment objective and investment policies. This program allows the Funds to borrow and lend to other AQR Funds that permit such transactions. All loans under the Interfund Lending Program are for temporary cash management or emergency purposes. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates, as calculated according to a formula established by the Board. No Fund

AQR Funds	Annual Report	December 2018

60

Notes to Consolidated Financial Statements	December 31, 2018

may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively.

A lending Fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing Fund through the Interfund Lending Program. A borrowing Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets. If a borrowing Fund’s total outstanding borrowings exceed 10% of its total assets, the Fund must secure each of its outstanding borrowings through the Interfund Lending Program with collateral equal to 102% of the outstanding principal value of the loan.

The Funds are not required to borrow money under the Interfund Lending Program and may borrow under other arrangements, including their existing bank line of credit. This could result in a Fund borrowing money at a higher interest rate than it would have received under the Interfund Lending Program.

During the reporting period, the Funds did not utilize the Interfund Lending Program.

13. Line of Credit

Effective February 23, 2018 and terminating on March 22, 2019, the Trust renewed a $350,000,000 committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Prior to February 23, 2018 the line of credit commitment amount was $300,000,000 at substantially similar terms. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount available to a Fund is the lesser of an amount which will not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full.

The unused amount available on the line of credit as of December 31, 2018 is $344,600,000.

The Fund had the following borrowings for the year ended December 31, 2018:

FUND	AVERAGE BORROWINGS	AVERAGE INTEREST RATE%	NUMBER OF DAYS OUTSTANDING	OUTSTANDING BALANCE	INTEREST PAID
AQR Managed Futures Strategy HV Fund	$20,000,000	3.38%	1	—	$1,877

Interest expense paid, if any, as a result of borrowing under this agreement is included in Interest expense in the Statements of Operations.

14. Principal Ownership

As of December 31, 2018, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Managed Futures Strategy Fund	6	75.84%
AQR Managed Futures Strategy HV Fund	5	84.36%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

15. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization in conjunction with Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs and Final Rule Release No. 33-10234, Investment Company Swing Pricing. Collectively, these rules modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by fund, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review. The amendments to Regulation S-X were applied to the Funds’ financial statements. The adoption had no effect on the Funds’ net assets or results of operations.

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61

Notes to Consolidated Financial Statements	December 31, 2018

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The new rule amends certain disclosure requirements that the SEC determined to be redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Regulation S-X were applied to the Funds’ financial statements in the current period. The adoption had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The amendments generally modified the disclosure requirements for fair value measurements such that it removes the following requirements: 1) the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy; 2) the requirement to disclose the Funds’ policy for timing of transfers between levels; and, 3) the requirement to disclose the valuation processes for Level 3 fair value measurements. ASU 2018-13 also added the requirement to disclose how weighted average is calculated when the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements is required to be disclosed, in addition to making various other clarifying amendments to the disclosure guidance. The amendments in ASU 2018-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The amendments related to the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. Early adoption is permitted. The Funds have elected to early adopt ASU 2018-13 and the amendments are reflected in the current year financial statements.

16. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than those noted above.

AQR Funds	Annual Report	December 2018

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AQR Funds and Shareholders of AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund and their subsidiaries (two of the funds constituting AQR Funds, hereafter collectively referred to as the “Funds” ) as of December 31, 2018, the related consolidated statements of operations for the year ended December 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 25, 2019

We have served as the auditor of one or more investment companies in AQR Funds since 2008.

AQR Funds	Annual Report	December 2018

63

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/18” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/18	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/18

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$965.60	1.13%	$5.60
Hypothetical Return	$1,000.00	$1,019.51	1.13%	$5.75

Class N
Actual Return	$1,000.00	$963.90	1.43%	$7.08
Hypothetical Return	$1,000.00	$1,018.00	1.43%	$7.27

Class R6
Actual Return	$1,000.00	$965.60	1.10%	$5.45
Hypothetical Return	$1,000.00	$1,019.66	1.10%	$5.60

AQR Managed Futures Strategy HV Fund

Class I
Actual Return	$1,000.00	$941.00	1.64%	$8.02
Hypothetical Return	$1,000.00	$1,016.94	1.64%	$8.34

Class N
Actual Return	$1,000.00	$940.40	1.90%	$9.29
Hypothetical Return	$1,000.00	$1,015.63	1.90%	$9.65

Class R6
Actual Return	$1,000.00	$942.30	1.55%	$7.59
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2018

64

Trustees and Officers (Unaudited)	December 31, 2018

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010; Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	49	Janus Capital Group (2008-2016)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (retired) (2014-2016); Managing Director, Finance Scholars Group (2010-2014) (consulting)	49	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Consultant, Atwell Partners, LLC (since 2012) (consulting); President (Cigna International), Cigna Corp. (2008-2012) (insurance)	49	Webster Financial Corporation (since 2014); Blucora, Inc. (since 2017)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	49	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	49	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (2017-2018); BG Medicine (2012-2015)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	49	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	49	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	49	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014; Treasurer, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A

Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

AQR Funds	Annual Report	December 2018

65

Trustees and Officers (Unaudited)	December 31, 2018

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
William J. Fenrich, J.D., 1969	Vice President, since 2018	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 2017); Managing Director and Chief Compliance Officer, Morgan Stanley (2016-2017); Managing Director and Chief Counsel, Morgan Stanley (2014-2016); General Counsel and Chief Operating Officer, PointState Capital (2010-2014)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Tara Bongiorni, CPA 1977	Assistant Treasurer, since 2017	Vice President, AQR Capital Management, LLC (since 2015); Vice President, Goldman Sachs Asset Management (2002-2015)	N/A	N/A

John Hadermayer, J.D., 1977	Secretary, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A

1	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 75.
2	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2018

66

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 15-16, 2018 to consider the continuation of the Third Amended and Restated Investment Management Agreement, as amended, between AQR Capital Management, LLC (“AQR” or the “Adviser”) and the AQR Funds on behalf of the AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund and certain other AQR Funds (the “Management Agreement”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.”

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 9, 2018 with independent legal counsel and representatives of AQR to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 15-16, 2018, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) performance information for the Funds relevant to the consideration of the Management Agreement; (iii) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) and Broadridge relating to the Funds’ fees and expenses and performance relative to peers; (iv) financial information for AQR and a profitability analysis showing AQR’s profitability from providing services to the Funds; and (v) a discussion of the compliance program of AQR and the regulatory exam history of AQR.

At the in-person meeting held on November 15-16, 2018, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period for each Fund. In approving the continuation of the Management Agreement for a Fund, the Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services provided and profits realized by the Adviser from the relationship with the Funds and the fund complex; (d) economies of scale; (e) fall-out benefits; and (f) other factors.

The Board also considered other matters it deemed important to the approval process, such as AQR’s services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s consideration. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement for each Fund, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement against the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had regularly as part of quarterly Board meetings with representatives of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, representatives of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, provides oversight of Fund accounting, provides risk management, provides compliance oversight, oversees third party service providers and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members considered the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board Members recognized the enterprise risk involved in providing services to the Funds over time.

Finally, the Independent Board Members had several opportunities to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings and their familiarity gained through regular Board presentations over time, the Board concluded that the services provided to the Funds by AQR pursuant to the Management Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s efforts to achieve such goals as well as the performance of the Funds relative to funds identified by Morningstar as their peers. The Board was cognizant of the fact that Fund performance was challenged over the three- and five-year periods ended September 30, 2018 in comparison to Morningstar peers, which had been discussed with the Board during a portfolio overview presentation during the year. The presentation, which addressed in detail the drivers of underperformance, supported a conclusion that the Funds were being managed consistent with their stated policies and strategies. The Board also was cognizant of significant redemptions from the Funds over the prior year due to underperformance. The Board considered that Morningstar comparisons may be of limited use due to the differences between the way the Funds are managed from other funds in the Morningstar managed futures category and peer group, noting that underperformance in relation to Morningstar peers may be due to differences in a Fund’s investment parameters compared to its peer funds, including risk limits, volatility targets, and each Fund’s investment universe. In addition, the use of drawdown control and internal risk protections may affect a

AQR Funds	Annual Report	December 2018

67

Board Approval of Investment Advisory Agreements (Unaudited)

Fund’s performance in relation to its peers. The Adviser also informed the Board that many peer funds use strategies in addition to trend-following. Finally, because the AQR Managed Futures Strategy HV Fund is managed with a higher volatility level, its performance was more adversely impacted. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that the performance of each Fund is consistent with its stated objectives and strategies and AQR’s investment process.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds and the costs incurred by and benefits to the Adviser in providing those services, and other relevant factors.

To assist in this analysis, the Board received a report independently prepared by Broadridge (the “Broadridge Report”). The Broadridge Report showed comparative fee information for each Fund’s respective Broadridge category, including expense comparisons of contractual investment management fees and actual net expenses. The Board considered that (i) the AQR Managed Futures Strategy Fund’s management fee and net expense ratio were below the Broadridge category and peer group medians; and (ii) the management fee for the AQR Managed Futures Strategy HV Fund, which is managed with a higher volatility target, was in line with the Broadridge category and peer group medians and its net expense ratio was in line with the Broadridge peer group median and slightly above the category median. The Board was aware that the AQR Managed Futures Strategy HV Fund has a higher expense ratio and management fee in light of its higher volatility approach. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises third party mutual funds or advises separate accounts or hedge funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Adviser provided the Board Members a detailed description of the methodology and inputs used to determine profitability. AQR advised that an independent third party expert had reviewed the methodology for allocating costs to different lines of business and to individual AQR Funds and reminded the Board that it had met with the third party to discuss its review at a previous meeting. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, costs of recruiting and retaining personnel, taxes, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting and discussions of these materials, the Board concluded that the management fees under the Management Agreement are reasonable and the Adviser’s profitability was not excessive.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. It also provided Morningstar data for the purpose of showing the hypothetical effective management fee for each Fund at higher asset levels compared to its peers, some of which have breakpoints. At the request of the Independent Trustees, additional information was provided highlighting a Fund’s management fee relative to its category and peer group for the AQR Funds with more than $2 billion in assets under management (“AUM”) as of September 30, 2018. The Board considered this information in determining the reasonableness of continuing to operate each Fund without management fee breakpoints at the Fund’s current AUM level. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board noted that, under the Management Agreement, neither of the Funds have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations. In particular, the Board noted the continuing enhancements to AQR’s services to the Funds in areas such as compliance, portfolio management, technology and administration. AQR advised that its growth as a firm has resulted in additional benefits to the AQR Funds, such as the ability to negotiate better terms with service providers, to undertake securities lending activities and to establish a dedicated money market fund for the AQR Funds. The principals of the Adviser have also provided seed capital in excess of regulatory minimums for extended periods.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible, noting that no payments are received by the Adviser from the Funds beyond the fees under the Management Agreement. The Board was advised by AQR that AQR may obtain greater exposure to the public as a result of managing the AQR Funds, which could lead to additional business opportunities, such as sub-advisory mandates. The Adviser may also obtain reputational benefits. The Board also received information regarding the Adviser’s brokerage and soft dollar practices, noting that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients.

AQR Funds	Annual Report	December 2018

68

Board Approval of Investment Advisory Agreements (Unaudited)

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement are reasonable in relation to the services provided by the Adviser to the Funds, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2018

69

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248  |  p: +1.866.290.2688  |  w: https://funds.aqr.com

Item 2. Code of Ethics.

a).

As of the end of the period, December 31, 2018, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2018 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).

The Registrant’s Board of Trustees has determined that its Audit Committee has two “audit committee financial experts”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy and Mr. Brian S. Posner, the Registrant’s audit committee financial experts, are “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2017 and December 31, 2018 were:

	2017	2018
Audit Fees (a)	$1,336,375	$1,303,622
Audit Related Fees (b)	$8,000	$0
Tax Fees (c)	$336,501	$361,261
All Other Fees (d)	$450	$450
Total:	$1,681,326	$1,665,333

(a)

Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)

Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2017 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2017 relate to procedures performed by PricewaterhouseCoopers LLP in connection with its review of the issuance of, and amendments to, the Registrant’s Registration Statement. There were no audit related services provided by PricewaterhouseCoopers LLP for the year December 31, 2018.

(c)

Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2017 and December 31, 2018: $900 and $1,800, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark A. Zurack, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(a)(4)	Any change in the Registrant’s independent public accountant – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /s/ Marco Hanig
---------------------------------
Marco Hanig,
Principal Executive Officer
March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Marco Hanig
----------------------------------
Marco Hanig,
Principal Executive Officer
March 1, 2019

By: /s/ Heather Bonner
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Heather Bonner,
Principal Financial Officer
March 1, 2019